UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07873

Nuveen Municipal Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbachar

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

31 March

2018

Nuveen Municipal

Bond Funds

Fund Name	Class A	Class C	Class C2	Class R6	Class I
Nuveen All-American Municipal Bond Fund	FLAAX	FACCX	FAACX	FAAWX	FAARX
Nuveen Inflation Protected Municipal Bond Fund	NITAX	NAADX	NIPCX	—	NIPIX
Nuveen Intermediate Duration Municipal Bond Fund	NMBAX	NNCCX	NNSCX	—	NUVBX
Nuveen Limited Term Municipal Bond Fund	FLTDX	FAFJX	FLTCX	—	FLTRX
Nuveen Short Term Municipal Bond Fund	FSHAX	NAAEX	NSVCX	—	FSHYX

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Table

of Contents

3

Chairman’s Letter to Shareholders

Dear Shareholders,

After a prolonged absence, volatility has returned to the markets in 2018. Last year, the markets seemed willing to shrug off any bad news. But in the first few months of 2018, a backdrop of greater economic uncertainty has made markets more reactive to daily headlines. As interest rates have moved off of historic lows and inflation has ticked higher, the economy’s ability to withstand tighter financial conditions is hard to predict. At the same time, there are concerns that the newly enacted tax reform could overheat the economy. How the U.S. Federal Reserve (Fed) will manage these conditions is under intense scrutiny, particularly in light of the Fed’s leadership change in February 2018.

Growth forecasts for the world’s major economies remain expansionary, although some indicators have pointed to slower momentum this year. Moreover, inflationary pressures and tightening financial conditions could become headwinds, and trade policy and geopolitics remain uncertain. A trade war has implications for both the supply and demand sides of the economy, which complicates the outlook for businesses, consumers and the economy as a whole.

While the risks surrounding trade, monetary and fiscal policy may have increased, there is still opportunity for upside. Recession risk continues to look low, global economies are still expanding and corporate profits have continued to be healthy. Fundamentals, not headlines, drive markets over the long term. And, it’s easy to forget the relative calm over the past year was the outlier. A return to more historically normal volatility levels is both to be expected and part of the healthy functioning of the markets.

Context and perspective are important. If you’re investing for long-term goals, stay focused on the long term, as temporary bumps may smooth over time. Individuals that have shorter timeframes could also benefit from sticking to a clearly defined investment strategy with a portfolio designed for short-term needs. Your financial advisor can help you determine if your portfolio is properly aligned with your goals, timeline and risk tolerance, as well as help you differentiate the noise from what really matters. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 21, 2018

4

Portfolio Managers’ Comments

Nuveen All-American Municipal Bond Fund

Nuveen Inflation Protected Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Nuveen Short Term Municipal Bond Fund

These Funds feature management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers John V. Miller, CFA, and Timothy T. Ryan, CFA, have managed the Nuveen All-American Municipal Bond Fund since 2010 and 2016, respectively. Daniel J. Close, CFA, and Douglas M. Baker, CFA, have managed the Nuveen Inflation Protected Municipal Bond Fund since its inception in 2011. Paul L. Brennan, CFA, has managed the Nuveen Intermediate Duration Municipal Bond Fund since 2007 and the Nuveen Limited Term Municipal Bond Fund since 2006. Christopher L. Drahn, CFA, has managed the Nuveen Short Term Municipal Bond Fund since 2002.

Recently, the portfolio managers reviewed economic and market conditions, key investment strategies, and the Fund’s performance for the twelve-month reporting period ended March 31, 2018.

What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended March 31, 2018?

After hovering near an annual pace of 3% for most of the reporting period, U.S. gross domestic product (GDP) growth cooled to 2.3% in the first quarter of 2018, according to the Bureau of Economic Analysis “advance” estimate. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. A beginning-of-the-year slowdown was expected given the seasonal trend of slower first quarter growth seen over the past few years and the delayed impact of tax cuts on workers’ paychecks.

Nevertheless, consumer spending, boosted by employment and wage gains, continued to drive the economy. The Atlantic coast hurricanes in September and October 2017 temporarily weakened shopping and dining out activity, but rebuilding efforts had a positive impact on the economy. Although business investment slowed in early 2018 from the gains seen in the second half of 2017, business sentiment remained strong and hiring continued to boost employment. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.1% in March 2018 from 4.5% in March 2017 and job gains averaged around 188,000 per month for the past twelve months. While the jobs market has continued to tighten, wage growth has remained lackluster during this economic recovery. However, the January jobs report revealed an unexpected pickup in wages, which triggered a broad sell-off in equities, despite tame inflation readings. The Consumer Price Index (CPI) increased 2.4% over the twelve-month reporting period ended March 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

5

Portfolio Managers’ Comments (continued)

energy) increased 2.1% during the same period, slightly above the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

The housing market also continued to improve with low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.3% annual gain in February 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 6.5% and 6.8%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in March 2018, was the sixth rate hike since December 2015. In addition, in October 2017, the Fed began reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. At the March meeting, the Fed kept its projection for three interest rate increases in 2018. However, investors remained concerned that the 2017 Tax Cuts and Jobs Act fiscal stimulus and a recent pick-up in inflation have increased the risk of a Fed policy misstep.

The markets also continued to react to geopolitical news. Protectionist rhetoric had been garnering attention across Europe, as anti-European Union (EU) sentiment featured prominently (although did not win a majority) in the Dutch, French, German and Italian elections held in 2017 and early 2018. In March, the U.S.’s surprise announcement of steel and aluminum tariffs, followed by China’s retaliatory measures, sparked fears of a trade war and added uncertainty to the ongoing North American Free Trade Agreement (NAFTA) talks. Also in March 2018, the U.K. and EU agreed in principle to the Brexit transition terms, opening the door to the next round of negotiation dealing with trade and security issues. The U.S. Treasury issued additional sanctions on Russia (announced in April 2018, after the close of the reporting period) and speculation increased that Iran would be next.

The broad municipal bond market gained moderately in this reporting period, although not without volatility. For most of the reporting period, municipal bonds continued to rebound from the post-election sell-off in the fourth quarter of 2016. After President Trump’s surprising win, bond markets repriced his reflationary fiscal agenda, driving interest rates higher. Municipal bonds suffered a surge in investor outflows due to speculation that the Trump administration’s tax reform proposals could adversely impact municipal bonds.

However, the economy sustained its moderate growth with low inflation, an improving jobs market and modest wage growth, and progress on the White House’s agenda was slow. This backdrop helped municipal bond yields and valuations return to pre-election levels and reverse the trend of outflows. Fundamental credit conditions continued to be favorable overall, while the ongoing high-profile difficulties in Puerto Rico, Illinois and New Jersey were contained.

After the new administration’s health care and immigration reforms met obstacles, Congress refocused on tax reform initiatives in the latter months of 2017. Early drafts of the bill fostered significant uncertainty about the impact on the municipal bond market, leading municipal bonds to underperform taxable bonds in December and provoking issuers to rush bond offerings ahead of the pending tax law. Issuance in December reached an all-time high of $62.5 billion, exacerbating the market’s price decline during the month. However, all of the supply was absorbed and municipal bond valuations subsequently returned to more typical levels.

The final tax reform legislation signed on December 27, 2017 largely spared municipal bonds and was considered neutral to positive for the municipal market overall. Notably, a provision that would have eliminated the tax-preferred status of 20 to 30% of the municipal bond market was not included in the final bill. Moreover, investors were relieved that the adopted changes apply only to newly issued municipal bonds and also could be beneficial from a technical standpoint. Because new issue advance refunding bonds are no longer tax exempt, the total supply of municipal bonds will decrease going forward, boosting the scarcity value of existing municipal bonds. The new tax law also caps the state and local tax (SALT) deduction for individuals, which will likely increase demand for tax-exempt municipal bonds, especially in states with high income and/or property taxes.

6

Following the issuance surge in late 2017, issuance remained sharply lower in early 2018. However, the overall balance of municipal bond supply and demand remained advantageous for prices. Municipal bond issuance nationwide totaled $406.9 billion in this reporting period, an 8.3% drop from the issuance for the twelve-month reporting period ended March 31, 2017. The robust pace of issuance seen since the low volume depths of 2011 began to moderate in 2017 as interest rates moved higher. Despite the increase, the overall level of interest rates still remained low, encouraging issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.

Despite the volatility surrounding the potential tax law changes, demand remained robust and continued to outstrip supply. Low global interest rates have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. As a result, municipal bond fund inflows steadily increased in 2017 overall.

How did the Funds perform for the twelve-month reporting period ended March 31, 2018?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the one-year, five-year, ten-year and/or since-inception periods ended March 31, 2018. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of their corresponding benchmark and Lipper classification average.

For the reporting period, the Nuveen All-American Municipal Bond Fund, Nuveen Inflation Protected Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund each outperformed its respective benchmark index and Lipper averages. The Nuveen Short Term Municipal Bond Fund modestly lagged these performance measures.

What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance during the twelve-month reporting period ended March 31, 2018?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen All American Municipal Bond Fund

The Nuveen All American Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Index and the Lipper General & Insured Municipal Debt Funds Classification Average for the twelve-month reporting period ended March 31, 2018.

Duration and yield curve positioning were among the factors that worked in the Fund’s favor during this reporting period. Our portfolio’s longer-than-benchmark duration (interest rate sensitivity) worked out well during the reporting period, given that long-term rates on municipal bonds fell slightly. More specifically, the Fund’s underweighting in bonds with durations of six years and less added value in light of those securities’ underperformance amid rising short-term rates. Our simultaneous overweighting in bonds with durations exceeding six years also contributed to relative performance, as longer-term securities generally outperformed shorter-term issues.

Credit quality positioning was another positive influence. In an environment of continued historically low yields, investors further embraced lower rated, higher income-generating securities over their higher quality, lower yielding counterparts. Against this backdrop, increased exposure to bonds with lower and below investment grade credit ratings contributed, as did our relative underweighting in bonds with credit ratings of AAA and AA, the two highest quality tiers.

Sector allocation and security selection also boosted overall results. Relative underweightings in state and local general obligation (GO) and lease-backed debt contributed amid both categories’ relative underperformance. Simultaneously, those GO and lease-

7

Portfolio Managers’ Comments (continued)

backed bonds we did choose to own collectively outperformed the index, which further added to relative performance. Meanwhile, we were overweighted in various other strong performing sectors, such as dedicated-tax and special-assessment revenue, education, health care, transportation and corporate-backed industrial development revenue bonds. An overweight in tobacco-securitization bonds also contributed, even as our more limited exposure to long duration, zero coupon issues held back results.

Despite some smaller individual challenges, security selection was a big overall positive. Among transportation bonds, the Fund benefited from a lower rated, higher yielding bond issue of Brightline, a Florida rail project that produced strong performance this reporting period. We also saw outsized gains from Chicago Board of Education and City of Chicago GO bonds, about which investors had developed a more favorable credit outlook. Debt for the forthcoming American Dream retail and entertainment complex in New Jersey’s Meadowlands was another strong investment for the Fund this reporting period.

In contrast, a few of our holdings did not meet our expectations during this reporting period. We reduced our expectations for recovery on the bonds of Colorado State Health Facilities Authority (Colorado Senior Residences Project), a bond that defaulted in 2015. This adjustment caused the securities to be written down by 40 percentage points. Our position in these bonds was relatively small, limiting the impact to the Fund.

Another notable detractor was an investment in New Hope Cultural Education Facilities Finance Corporation bonds, issued to finance a new student housing facility at Texas A&M University. Although the facility has not yet met its occupancy targets, as of the end of the reporting period we remain confident in the long-term prospects for this facility and believe it has the potential for better future results.

In managing the Fund throughout the reporting period, we maintained our typical emphasis on lower rated bonds. Due to our confidence in Nuveen’s municipal bond research resources and capabilities, we typically maintain overweightings in lower and below investment grade bonds, as we believe that focusing on these credit tiers allows us to add the most value for shareholders. At times, however, such as during the summer and early fall of 2017, narrowing credit spreads encouraged us to temporarily favor higher quality bonds in light of what we saw as their better risk/reward trade-offs.

In the fourth quarter of 2017, municipal bond investors encountered a rush of supply, as issuers faced uncertainty about how federal tax reform legislation could affect the municipal bond market. Issuers responded by bringing new bond supply to market earlier than expected. As a result, we saw substantial new issuance of municipal bonds late last year. The large amount of supply, coupled with uncertainty about the near-term prospects for tax-exempt debt, led to a number of new opportunities for us to purchase bonds we found attractive at favorable prices. Thus, we were particularly active in adding new securities to the portfolio during this time.

Proceeds for our purchases throughout the reporting period came from bond calls and new shareholder inflows. In addition, during the first half of the reporting period, when the supply of bonds we found attractively priced had fallen off, we had built up the Fund’s position in cash and cash equivalents, which, due to rising short-term rates, had become a bit more attractive than in the past. These cash holdings provided us with a ready source of funds when opportunities in the municipal bond market expanded in the second half of the reporting period. We also periodically sold longer-dated securities to keep the Fund’s duration within our desired range.

Nuveen Inflation Protected Municipal Bond Fund

The Nuveen Inflation Protected Municipal Bond Fund’s Class A Shares at NAV outperformed the Bloomberg Barclays 1–10 Year Municipal Bond Index, as well as the Lipper Intermediate Municipal Debt Funds Classification Average for the twelve-month reporting period ended March 31, 2018.

The Fund’s performance is shaped by its two portfolio components: intermediate duration municipal bonds and inflation-linked swaps. The swaps are designed to hedge the Fund against changes in realized inflation and changes in inflation expectations, which can influence municipal bond prices. For the reporting period, the Fund’s municipal bond portfolio significantly outpaced the benchmark, while its inflation-protection component had a very minimal negative impact on relative performance.

The primary positive influence on the Fund’s municipal bond portfolio came from favorable duration (interest rate) and yield curve positioning. Throughout the twelve-month time frame, bonds with longer durations tended to outperform their shorter-duration counterparts. Accordingly, our overweighting in longer-duration bonds added value, as did our underweighting in the shortest-dated segments of the intermediate-duration yield curve.

8

Another positive performance impact came from credit rating positioning. In an environment in which lower rated bonds outperformed higher quality issues, reflecting investors’ desire for added yield in a low interest rate environment. Our overweightings in A rated bonds as well as non-rated issues were helpful performance factors, given that these securities tended to outperform the index. In addition, the Fund’s underweighting in AAA and AA rated bonds, the two highest credit tiers, helped in light of these securities’ relative underperformance.

Security selection was a third contributing factor to the Fund’s favorable results. Specifically, the Fund benefited from lower rated, longer duration positions that we held throughout the reporting period, as these were able to benefit from favorable municipal market conditions over much of the reporting period. The Fund did encounter challenges with certain bonds acquired in the third and early fourth quarter of 2017. Because these bonds were purchased in a lower interest rate environment, their prices suffered to a greater extent when interest rates subsequently rose.

Meanwhile, on a sector basis, the Fund benefited from its relative underweighting in pre-refunded bonds, whose high credit quality and short durations were unhelpful attributes in a market environment rewarding the opposite characteristics. In contrast, we did see a negative contribution from our investments in both hospital and electric utility bonds.

The Fund’s inflation-protection component had a minimally negative impact on our results. Our inflation-linked swaps accomplished their objective of hedging against fluctuations in inflation expectations and realized inflation. However, the value of these securities fell slightly, as the market’s expectation for future inflation appears to have already been priced into the swaps as we entered the reporting period.

We were relatively active with new bond purchases throughout the course of the reporting period, taking advantage of opportunities to put the proceeds of new investment inflows and bond calls to work. Because we were pleased with how the portfolio was positioned from both a duration and credit quality standpoint, our goal when making new purchases was to keep the Fund’s positioning relatively intact, a goal we believe were able to accomplish during the reporting period.

New purchases, which took place in both the primary and secondary municipal bond markets, included several dedicated-tax bonds, a state appropriation bond, two water/sewer issues, two health care credits, a public utility issue and a convention center issue. These purchases generally consisted of intermediate and longer bonds of a mix of credit ratings. Our preference was for lower investment grade rated issues when we identified good value. Meanwhile, we engaged in minimal selling activity, consisting of a floating rate bond issue, as well as a couple of shorter-dated, high quality bonds.

The Fund’s exposure to inflation-linked swaps grew over the course of the reporting period. The majority of these inflation-linked swaps continued to be classified as non-exchange-cleared derivatives, a beneficial situation for the Fund, given that it enables us to use the Fund’s municipal bond positions as collateral for the swaps, if necessary.

Nuveen Intermediate Duration Municipal Bond Fund

The Nuveen Intermediate Duration Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Intermediate Index and the Lipper Intermediate Municipal Debt Funds Classification Average for the twelve-month reporting period ended March 31, 2018.

Yield curve positioning provided a significant boost to the Fund’s performance versus the index. During the reporting period, yields on longer-term bonds held roughly steady, while shorter-term securities saw rising yields, which weighed on their prices. Accordingly, the Fund benefited from its overweighting in longer-dated bonds beyond twelve years, a stance that more than offset any performance lost through our overweighting in shorter-dated securities of two years and less.

The Fund’s credit quality positioning also aided relative performance. As investors generally favored higher yielding, lower rated bonds, our overweightings in securities with credit ratings of A and BBB, as well as in bonds rated below investment grade, proved helpful. Likewise, our underweighting in the top credit quality tiers (AAA and AA) was beneficial, given the underperformance of these credit segments.

9

Portfolio Managers’ Comments (continued)

Favorable sector allocation further boosted the Fund’s performance. Here, overweightings in the health care, transportation, IDR/PCR (industrial development revenue/pollution control revenue) and tobacco segments added value; these sectors accounted for the bulk of the Fund’s exposure to lower and below investment grade bonds. Our underweighting in tax-obligation securities, which includes state and local general obligation bonds, was also beneficial as such bonds generally lagged. However, our overweighting in pre-refunded securities detracted as this high quality, short-duration sector lagged the index.

A few individual holdings produced notably positive results. For example, holdings in bonds backed by the City of Chicago and Chicago Board of Education fared quite well after the State of Illinois passed a budget that restored funding to both entities. Meanwhile, in the health care sector, we saw good results from Presence Health bonds, which performed well on news that the health care provider would be acquired by Ascension, a higher-rated, national health care system.

Meanwhile, our exposure to bonds of FirstEnergy Solutions Corp. generally added value. Shorter-maturity holdings in FirstEnergy Solutions, which were valued at significant discounts to par at the beginning of the reporting period, were paid at par in June 2017, resulting in substantial appreciation for such securities. We also owned longer-maturity bonds issued by FirstEnergy Solutions, which posted losses for the reporting period as the issuer took steps toward seeking bankruptcy protection which occurred in the final day of the reporting period. FirstEnergy Solutions Corp. and all of its subsidiaries filed for protection under chapter 11 of the U.S. Bankruptcy Code. FirstEnergy Solutions and its subsidiaries specialize in coal and nuclear energy production. It is one of the main energy producers in the state of Ohio and a major energy provider in Pennsylvania. Because of the challenging market environment for nuclear and coal power in the face of inexpensive natural gas, FirstEnergy announced in late 2016 that it would begin a strategic review of its generation assets. FirstEnergy Solutions is a unique corporate issuer in that the majority of its debt was issued in the municipal market to finance pollution control and waste disposal for its coal and nuclear plants. A substantial amount of bondholders, of which Nuveen is included, entered into an “Agreement in Principal” with FirstEnergy Solutions’ parent, FirstEnergy Corp., to resolve potential claims that bondholders may have against FirstEnergy Corp. The agreement is subject to the approval of the FirstEnergy Corp. board of directors, FirstEnergy Solutions and the bankruptcy court.

We were fairly active in buying and selling bonds during the reporting period, but particularly so in the final months of 2017. At that time, the specter of tax reform weighed heavily on the municipal bond market, leading issuers to accelerate their 2018 financing plans into 2017. A record-setting fourth-quarter 2017 supply, coupled with the market’s worries about rising interest rates, presented opportunities to add what we viewed as attractively valued securities that could enhance the Fund’s income and potential for total return.

In making new purchases throughout the reporting period, we were successful in our efforts to keep roughly intact the Fund’s overall structure in terms of credit quality, duration, yield curve and sector positioning. Most of our buying was concentrated in longer-term securities with lower investment grade and below investment grade credit ratings. To maintain the Fund’s overall duration and yield curve positioning, we mainly sold longer-term securities to make way for comparable issues offering higher prevailing yields, but we also occasionally sold some shorter-dated issues when we believed the marketplace was rewarding us for doing so.

Notable purchases for this reporting period included the Chicago general obligation bonds and Chicago Board of Education debt that we cited earlier. We also added a number of transportation securities, including bonds issued by the Illinois Tollway, LaGuardia Airport, bonds for the creation of new tollway express lanes on I-66 in Virginia, and the Brightline rail project in Southeast Florida. Another addition to the Fund’s portfolio consisted of American Dream bonds issued for the development of a shopping and entertainment center in New Jersey’s Meadowlands.

Nuveen Limited Term Municipal Bond Fund

During the twelve-month reporting period ended March 31, 2018, the Nuveen Limited Term Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Short-Intermediate Index and the Lipper Short-Intermediate Municipal Debt Funds Classification Average.

The Fund’s performance versus the index was boosted by favorable yield curve positioning. During the reporting period, bonds with longer durations (more interest rate sensitivity) tended to outpace their counterparts with shorter durations. Accordingly, our overweight in longer-term securities boosted the Fund’s relative results. This positioning more than compensated for the underperformance associated with our overweighting in securities of less than two years. Such short-term securities lagged as the Fed

10

pushed up short-term rates during the reporting period, while longer-term bonds saw more stable yields and subsequently outperformed.

Credit quality positioning in the Fund was also positive, most notably our emphasis on bonds with more yield and credit risk. Given the lower yield environment that persisted throughout much of the reporting period, investors increasingly looked to lower quality securities for yield, pushing up the prices of lower quality bonds. The Fund’s overweightings in lower investment grade securities (bonds rated A and BBB), as well as in below investment grade bonds, had a positive impact on the Fund. At the same time, underweighting the top credit quality tiers (bonds rated AAA and AA) further enhanced results.

Sector allocation also worked to the Fund’s advantage. Our larger-than-benchmark exposure to certain strong performing, higher yielding segments was helpful. Specifically, the Fund benefited from being overweighted in health care, transportation, corporate-backed and tobacco bonds. Elsewhere, the Fund received a boost from underweighting tax-obligation and pre-refunded securities, two higher quality, lower yielding sectors that failed to keep pace with their lower quality counterparts. Security selection among tax-obligation bonds was positive, led by the strong performance of bonds issued by the City of Chicago and related entities. Detracting from results, however, was the Fund’s overweighting in the lagging utilities sector. Meanwhile, our exposure to bonds of FirstEnergy Solutions Corp. generally added value. Shorter-maturity holdings in FirstEnergy Solutions, which were valued at significant discounts to par at the beginning of the reporting period, were paid at par in June 2017, resulting in substantial appreciation for such securities. We also owned longer-maturity bonds issued by FirstEnergy Solutions, which posted losses for the reporting period as the issuer took steps toward seeking bankruptcy protection which occurred in the final day of the reporting period. FirstEnergy Solutions Corp. and all of its subsidiaries filed for protection under chapter 11 of the U.S. Bankruptcy Code. FirstEnergy Solutions and its subsidiaries specialize in coal and nuclear energy production. It is one of the main energy producers in the state of Ohio and a major energy provider in Pennsylvania. Because of the challenging market environment for nuclear and coal power in the face of inexpensive natural gas, FirstEnergy announced in late 2016 that it would begin a strategic review of its generation assets. FirstEnergy Solutions is a unique corporate issuer in that the majority of its debt was issued in the municipal market to finance pollution control and waste disposal for its coal and nuclear plants. A substantial amount of bondholders, of which Nuveen is included, entered into an “Agreement in Principal” with FirstEnergy Solutions’ parent, FirstEnergy Corp., to resolve potential claims that bondholders may have against FirstEnergy Corp. The agreement is subject to the approval of the FirstEnergy Corp. board of directors, FirstEnergy Solutions and the bankruptcy court.

Even as we steadily purchased new bonds for the portfolio throughout the reporting period, we were particularly active in the fourth quarter of 2017. Concern about potential tax reform proposals prompted a surge in the supply of municipal debt. As issuers prepared for the likelihood that the tax-exempt status of advance refunding would ultimately be eliminated, many rushed to market with advance refundings that had previously been slated for 2018. (An increase in private activity bond issuance also occurred before it became clear that these securities would maintain their tax exemption.)

The expanded supply late in 2017 provided ample opportunity to add bonds we found attractively valued. Our purchases, which were concentrated primarily in 5 to 12 year maturities, offered desirable yields, and we believed they offered the potential to outpace shorter-term securities over time. We favored mid-quality investment grade bonds, which we also believed offered attractive yields compared to higher quality alternatives.

To fund these purchases, we often used the proceeds from bond maturities. Also, with an eye towards keeping the portfolio’s overall duration and credit quality structure intact, we traded some higher quality, shorter-term securities with comparatively low yields for new investments offering higher prevailing yields.

Nuveen Short Term Municipal Bond Fund

The Nuveen Short Term Municipal Bond Fund’s Class A Shares at NAV underperformed both the S&P Municipal Bond Short Index and the Lipper Short Municipal Debt Funds Classification Average for the twelve-month reporting period ended March 31, 2018.

During the reporting period, our yield curve positioning modestly boosted performance versus the index. Yields on the shortest-maturity bonds rose the most, while yields on securities from the longer end of our short-maturity universe (three to five years) generally rose less. This so-called flattening of the yield curve favored our overweighting in bonds with maturities of four years and longer. Generally however, the entire short end of the yield curve registered only marginally positive returns.

11

Portfolio Managers’ Comments (continued)

The Fund’s credit quality positioning boosted results in relative terms. Our larger-than-index exposure to securities rated A and BBB was helpful, given that these bonds, lifted by investors’ appetite for yield, outperformed higher quality securities. At the same time, our underweighting in the highest credit quality segments (bonds rated AA and AA) was also beneficial, as their yield component of return lagged their lower quality counterparts.

Sector positioning in the Fund was modestly positive during this reporting period. Specifically, our overweighting in the health care sector, a higher yielding group that outperformed, contributed to the Fund’s relative performance. Additionally, our underweighting in the lower yielding pre-refunded sector was helpful, as the sector lagged.

In making purchases during the reporting period, we regularly sought to maintain a balance between adding bonds that helped enhance the Fund’s income stream and limiting exposure to interest rate volatility, given our expectations that short-term interest rates could further rise.

New purchases during the reporting report consisted of bonds across the credit spectrum. We still often prefer A and BBB rated bonds, which make up the lower investment grade universe and where we often find opportunities offering an attractive balance between credit risk and total return potential. However, purchases during the reporting period were based on where we identified relative value and the potential for outperformance and were made across multiple credit quality tiers and ranged from non-rated to AA-rated.

Meanwhile, we maintained the Fund’s duration, a measure of overall interest rate sensitivity, at a level slightly longer than the benchmark. From a maturity standpoint, we generally favored securities in the three- to five-year range, which we believed provided our shareholders with attractive incremental yield, particularly relative to alternatives with shorter maturities. We maintained our focus on higher yielding sectors where we could find attractively valued bonds with incremental income, such as the health care, corporate-backed IDR/PCR’s (industrial development revenue/pollution control revenue) and the dedicated-tax area, which consists of bonds backed by sales taxes and other miscellaneous (non-property) tax streams.

To fund our purchases during the reporting period, we often used the proceeds from bond maturities and calls. We also sold some high quality, shorter-term securities with comparatively low yields, replacing them with new investments at now higher prevailing yields. We also used proceeds from these sales to meet shareholder redemptions, consistent with industrywide trends, as some investors exited short maturity fixed-income asset classes.

12

Risk Considerations and Dividend Information

Risk Considerations

Nuveen All-American Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. In addition, the Fund periodically engages in a moderate amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

Nuveen Inflation Protected Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund are subject to market risk, credit risk, interest rate risk, non-diversification risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of derivative instruments may involve a small amount of cash investment relative to the total notional principal amount of the transaction, the magnitude of losses from derivatives may be greater than the amount originally invested. There can be no assurance that the Fund’s inflation hedging strategy will be successful or perform as expected.

Nuveen Intermediate Duration Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Nuveen Limited Term Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Nuveen Short Term Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

13

Risk Considerations and Dividend Information (continued)

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of March 31, 2018, all of the Funds had positive UNII balances, for tax purposes and financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

14

Fund Performance, Expense Ratios and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Effective July 2018, subsequent to the close of the reporting period, Class C Shares and Class C2 Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares and Class C2 that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares and Class C2 Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen All-American Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	4.66%	3.58%	5.52%
Class A Shares at maximum Offering Price	0.24%	2.69%	5.06%
S&P Municipal Bond Index	2.53%	2.76%	4.42%
Lipper General & Insured Municipal Debt Funds Classification Average	2.92%	2.53%	4.13%

Class C2 Shares	3.98%	3.01%	4.94%
Class I Shares	4.86%	3.79%	5.72%

	Average Annual
	1-Year	Since Inception
Class C Shares	3.76%	4.09%
Class R6 Shares	4.86%	0.95%

Since inception returns for Class C Shares and Class R6 Shares are from 2/10/14 and 6/30/16, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Expense Ratios	0.73%	1.52%	1.28%	0.49%	0.53%

Effective Leverage Ratio as of March 31, 2018

Effective Leverage Ratio	3.54%

16

Growth of an Assumed $10,000 Investment as of March 31, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

17

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Inflation Protected Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2018

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	2.15%	1.11%	3.40%
Class A Shares at maximum Offering Price	(0.91)%	0.50%	2.96%
Bloomberg Barclays 1-10 Year Municipal Bond Index	1.19%	1.77%	2.77%
Lipper Intermediate Municipal Debt Funds Classification Average	1.88%	1.76%	3.21%

Class C2 Shares	1.58%	0.56%	2.84%
Class I Shares	2.33%	1.32%	3.61%

	Average Annual
	1-Year	Since Inception
Class C Shares	1.26%	1.57%

Since inception returns for Class A, Class C2 and Class I Shares, and the index and Lipper average are from 3/08/11. Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Gross Expense Ratios	1.07%	1.87%	1.63%	0.86%
Net Expense Ratios	0.76%	1.56%	1.31%	0.56%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% (1.05% after July 31, 2019) of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of the Fund.

18

Growth of an Assumed $10,000 Investment as of March 31, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

19

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.25%	2.36%	3.73%
Class A Shares at maximum Offering Price	0.14%	1.74%	3.41%
S&P Municipal Bond Intermediate Index	1.96%	2.44%	4.26%
Lipper Intermediate Municipal Debt Funds Classification Average	1.88%	1.76%	3.36%

Class C2 Shares	2.82%	1.83%	3.17%
Class I Shares	3.56%	2.58%	3.94%

	Average Annual
	1-Year	Since Inception
Class C Shares	2.56%	2.15%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.69%	1.49%	1.24%	0.49%

Effective Leverage Ratio as of March 31, 2018

Effective Leverage Ratio	0.23%

20

Growth of an Assumed $10,000 Investment as of March 31, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

21

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Limited Term Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.36%	1.13%	2.55%
Class A Shares at maximum Offering Price	(1.19)%	0.61%	2.30%
S&P Municipal Bond Short-Intermediate Index	0.69%	1.41%	2.87%
Lipper Short-Intermediate Municipal Debt Funds Classification Average	0.64%	0.90%	2.27%

Class C2 Shares	0.97%	0.76%	2.19%
Class I Shares	1.62%	1.32%	2.76%

	Average Annual
	1-Year	Since Inception
Class C Shares	0.53%	0.52%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.63%	1.43%	0.98%	0.43%

Effective Leverage Ratio as of March 31, 2018

Effective Leverage Ratio	0.00%

22

Growth of an Assumed $10,000 Investment as of March 31, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

23

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Short Term Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.41%	0.59%	1.67%
Class A Shares at maximum Offering Price	(2.12)%	0.08%	1.42%
S&P Municipal Bond Short Index	0.52%	0.85%	1.82%
Lipper Short Municipal Debt Funds Classification Average	0.66%	0.49%	1.33%

Class I Shares	0.69%	0.78%	1.85%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	(0.37)%	N/A	(0.09)%
Class C2 Shares	0.05%	0.25%	0.63%

Since inception returns for Class C and Class C2 Shares are from 2/10/14 and 8/31/11, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within eighteen months (twelve months for shares purchased on or after March 27, 2018) of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.71%	1.51%	1.06%	0.51%

Effective Leverage Ratio as of March 31, 2018

Effective Leverage Ratio	0.00%

24

Growth of an Assumed $10,000 Investment as of March 31, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

25

Yields     as of March 31, 2018

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Nuveen All-American Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class R6	Class I
Dividend Yield	3.57%	2.94%	3.15%	3.92%	3.92%
SEC 30-Day Yield	2.62%	1.94%	2.19%	2.97%	2.93%
Taxable-Equivalent Yield (28.0%)[2]	3.64%	2.69%	3.04%	4.13%	4.07%

Nuveen Inflation Protected Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.92%	1.19%	1.41%	2.20%
SEC 30-Day Yield-Subsidized	1.97%	1.24%	1.49%	2.23%
SEC 30-Day Yield-Unsubsidized	1.81%	1.08%	1.32%	2.07%
Taxable-Equivalent Yield-Subsidized (28.0%)[2]	2.74%	1.72%	2.07%	3.10%
Taxable-Equivalent Yield-Unsubsidized (28.0%)[2]	2.51%	1.50%	1.83%	2.88%

Nuveen Intermediate Duration Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.70%	1.98%	2.24%	2.97%
SEC 30-Day Yield-Subsidized	2.20%	1.47%	1.71%	2.46%
SEC 30-Day Yield-Unsubsidized	2.20%	1.47%	1.71%	2.46%
Taxable-Equivalent Yield-Subsidized (28.0%)[2]	3.06%	2.04%	2.38%	3.42%
Taxable-Equivalent Yield-Unsubsidized (28.0%)[2]	3.06%	2.04%	2.38%	3.42%

26

Nuveen Limited Term Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.78%	1.00%	1.44%	2.00%
SEC 30-Day Yield	1.70%	0.95%	1.40%	1.95%
Taxable-Equivalent Yield (28.0%)[2]	2.36%	1.32%	1.94%	2.71%

Nuveen Short Term Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.11%	0.36%	0.78%	1.32%
SEC 30-Day Yield	1.20%	0.43%	0.88%	1.43%
Taxable-Equivalent Yield (28.0%)[2]	1.67%	0.60%	1.22%	1.99%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate shown in the respective table above.

27

Holding

Summaries     as of March 31, 2018

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen All-American Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	100.2%
Corporate Bonds	0.0%
Other Assets Less Liabilities	1.6%
Net Assets Plus Floating Rate Obligations	101.8%
Floating Rate Obligations	(1.8)%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

U.S. Guaranteed	9.1%
AAA	6.1%
AA	29.8%
A	20.5%
BBB	17.1%
BB or Lower	8.8%
N/R (not rated)	8.6%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	16.1%
Health Care	15.5%
Transportation	13.7%
Tax Obligation/General	10.8%
Utilities	10.4%
Education and Civic Organizations	8.4%
U.S. Guaranteed	8.3%
Other	16.8%
Total	100%

States and Territories

(% of total municipal bonds)

California	16.7%
New York	14.2%
Illinois	10.8%
Texas	7.6%
Florida	5.9%
Wisconsin	3.7%
Colorado	3.3%
Pennsylvania	3.1%
Ohio	2.5%
Indiana	2.1%
Arizona	2.1%
Georgia	2.0%
New Jersey	2.0%
Washington	1.8%
Missouri	1.6%
Minnesota	1.5%
Other	19.1%
Total	100%

28

Nuveen Inflation Protected Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	98.8%
Other Assets Less Liabilities	1.2%
Net Assets	100%

Bond Credit Quality

(% of total investments)

U.S. Guaranteed	0.7%
AAA	5.7%
AA	49.0%
A	30.5%
BBB	9.2%
BB or Lower	0.9%
N/R (not rated)	4.0%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	29.7%
Transportation	13.5%
Utilities	12.5%
Water and Sewer	12.1%
Tax Obligation/General	11.9%
Health Care	10.2%
Educational and Civic Organizations	5.4%
Other	4.7%
Total	100%

States and Territories

(% of total municipal bonds)

California	13.6%
Colorado	8.9%
New York	5.9%
Texas	5.8%
Tennessee	5.6%
North Carolina	5.6%
Illinois	4.8%
Florida	4.5%
Ohio	4.1%
Maryland	3.4%
Georgia	3.3%
Louisiana	3.0%
Washington	2.5%
Nevada	2.5%
Pennsylvania	2.4%
New Jersey	2.2%
Arkansas	2.1%
Other	19.8%
Total	100%

29

Holding Summaries as of March 31, 2018 (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	97.1%
Investment Companies	0.3%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	1.3%
Other Assets Less Liabilities	1.3%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

U.S. Guaranteed	9.6%
AAA	5.4%
AA	23.9%
A	31.6%
BBB	17.8%
BB or Lower	7.7%
N/R (not rated)	3.7%
N/A (Not Applicable)	0.3%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	18.8%
Health Care	14.6%
Transportation	14.1%
Tax Obligation/General	13.7%
Utilities	11.1%
U.S. Guaranteed	10.0%
Consumer Staples	5.0%
Other	12.7%
Total	100%

States and Territories

(% of total municipal bonds)

Illinois	14.7%
Florida	7.7%
Texas	5.9%
New Jersey	5.9%
California	5.6%
Pennsylvania	5.3%
New York	4.6%
Ohio	4.5%
Wisconsin	3.6%
Indiana	3.1%
Louisiana	2.8%
Arizona	2.5%
Nevada	2.3%
Colorado	2.3%
Alabama	1.9%
Oklahoma	1.8%
Tennessee	1.8%
Michigan	1.7%
Iowa	1.7%
Kentucky	1.6%
Other	18.7%
Total	100%

30

Nuveen Limited Term Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	98.4%
Investment Companies	0.8%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.2%
Other Assets Less Liabilities	1.4%
Net Assets Plus Borrowings	100.8%
Borrowings	(0.8)%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

U.S. Guaranteed	3.4%
AAA	7.4%
AA	28.5%
A	39.0%
BBB	12.8%
BB or Lower	5.6%
N/R (not rated)	2.5%
N/A (Not Applicable)	0.8%
Total	100%

Portfolio Composition

(% of total investments)

Utilities	20.7%
Tax Obligation/Limited	17.8%
Tax Obligation/General	15.6%
Health Care	13.7%
Transportation	9.6%
Education and Civic Organizations	5.9%
Other	16.7%
Total	100%

States and Territories

(% of total municipal bonds)

Illinois	13.0%
Pennsylvania	7.4%
Florida	5.5%
New Jersey	5.2%
Louisiana	5.2%
Ohio	5.1%
Texas	4.9%
Indiana	4.4%
New York	3.4%
Connecticut	3.3%
Washington	3.1%
Oklahoma	3.0%
Kentucky	3.0%
California	2.9%
Alabama	2.3%
New Mexico	1.9%
Colorado	1.8%
Arizona	1.7%
Michigan	1.7%
Wisconsin	1.7%
Other	19.5%
Total	100%

31

Holding Summaries as of March 31, 2018 (continued)

Nuveen Short Term Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	97.1%
Investment Companies	2.1%
Short-Term Municipal Bonds	0.7%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

U.S. Guaranteed	2.1%
AAA	5.8%
AA	36.9%
A	32.0%
BBB	10.9%
BB or Lower	3.3%
N/R (not rated)	6.9%
N/A (Not Applicable)	2.1%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	17.5%
Health Care	16.8%
Tax Obligation/General	14.7%
Transportation	14.3%
Utilities	11.2%
Education and Civic Organizations	8.5%
Other	17.0%
Total	100%

States and Territories

(% of total municipal bonds)

Texas	10.9%
New York	8.5%
Minnesota	9.2%
Illinois	5.8%
Colorado	5.7%
New Jersey	4.9%
California	3.9%
Pennsylvania	3.7%
Missouri	3.5%
Arizona	3.4%
Louisiana	2.5%
Florida	2.5%
Kentucky	2.4%
Indiana	2.3%
Nevada	2.3%
Wisconsin	2.1%
Georgia	1.9%
Nebraska	1.9%
New Mexico	1.6%
Washington	1.5%
Other	19.5%
Total	100%

32

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2018.

The beginning of the period is October 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen All-American Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,002.30	$998.40	$999.40	$1,003.30	$1,003.30
Expenses Incurred During Period	$3.44	$7.42	$6.18	$2.25	$2.45
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.49	$1,017.50	$1,018.75	$1,022.69	$1,022.49
Expenses Incurred During Period	$3.48	$7.49	$6.24	$2.27	$2.47

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.69%, 1.49%, 1.24%, 0.45%, 0.49% for Classes A, C, C2, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

33

Expense Examples (continued)

Nuveen Inflation Protected Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,004.20	$999.30	$1,001.40	$1,005.10
Expenses Incurred During Period	$3.80	$7.78	$6.54	$2.80
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.14	$1,017.15	$1,018.40	$1,022.14
Expenses Incurred During Period	$3.83	$7.85	$6.59	$2.82

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.76%, 1.56%, 1.31% and 0.56% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Intermediate Duration Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$995.30	$992.50	$993.80	$997.40
Expenses Incurred During Period	$3.38	$7.35	$6.11	$2.39
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.54	$1,017.55	$1,018.80	$1,022.54
Expenses Incurred During Period	$3.43	$7.44	$6.19	$2.42

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.68%, 1.48%, 1.23%, and 0.48% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Limited Term Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$992.80	$987.80	$990.90	$993.60
Expenses Incurred During Period	$3.13	$7.09	$4.86	$2.14
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.79	$1,017.80	$1,020.04	$1,022.79
Expenses Incurred During Period	$3.18	$7.19	$4.94	$2.17

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.63%, 1.43%, 0.98% and 0.43% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

34

Nuveen Short Term Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$996.40	$992.50	$994.60	$997.30
Expenses Incurred During Period	$3.53	$7.50	$5.27	$2.54
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.39	$1,017.40	$1,019.65	$1,022.39
Expenses Incurred During Period	$3.58	$7.59	$5.34	$2.57

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.71%, 1.51%, 1.06%, and 0.51% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nuveen Municipal Trust and the Board of Directors of Nuveen Investment Funds, Inc., and Shareholders of Nuveen All-American Municipal Bond Fund, Nuveen Inflation Protected Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund, Nuveen Limited Term Municipal Bond Fund and Nuveen Short Term Municipal Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen All-American Municipal Bond Fund, Nuveen Inflation Protected Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund (four of the Funds constituting Nuveen Municipal Trust) and Nuveen Short Term Municipal Bond Fund (one of the Funds constituting Nuveen Investment Funds, Inc.) (collectively referred to hereafter as the “Funds”) as of March 31, 2018, the related statements of operations for the year ended March 31, 2018, the statements of changes in net assets for the year ended March 31, 2018, the period from May 1, 2016 to March 31, 2017 and the year ended April 30, 2016, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for the year ended March 31, 2018, the period from May 1, 2016 to March 31, 2017 and the year ended April 30, 2016 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois

May 29, 2018

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

36

Nuveen All-American Municipal Bond Fund

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 100.2%

	MUNICIPAL BONDS – 100.2%

	Alabama – 0.6%

$4,220	Infirmary Health System Special Care Facilities Financing Authority of Mobile, Alabama, Revenue Bonds, Infirmary Health System, Inc., Series 2016A, 5.000%, 2/01/41	2/26 at 100.00	A–	$4,589,672

14,175	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A3	17,340,277

500	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	500,135
18,895	Total Alabama			22,430,084

	Alaska – 0.2%

3,855	Alaska Municipal Bond Bank, General Obligation Bonds, Refunding Three Series 2016, 5.000%, 12/01/27	No Opt. Call	AA–	4,532,709

2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	5/18 at 100.00	B3	2,000,040
5,855	Total Alaska			6,532,749

	Arizona – 2.1%

500	Arizona School Facilities Board, Certificates of Participation, Series 2008, 5.250%, 9/01/23 (Pre-refunded 9/01/18)	9/18 at 100.00	AA– (4)	507,690

200	Arizona State University Nanotechnology LLC, Lease Revenue Refunding Bonds, Arizona State University Project, Series 2009A, 5.000%, 3/01/34 (Pre-refunded 3/01/19) – AGC Insured	3/19 at 100.00	AA (4)	206,124

500	Gilbert Public Facilities Municipal Property Corporation, Arizona, Revenue Bonds, Series 2009, 5.500%, 7/01/27 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	523,920

245	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (4)	270,737

4,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/31 (Pre-refunded 7/01/20)	7/20 at 100.00	A+ (4)	4,286,640

10,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2017D., 5.000%, 7/01/36	7/27 at 100.00	A+	11,507,900

	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B:
1,650	5.500%, 7/01/31 – FGIC Insured	No Opt. Call	AA	2,093,883
6,000	5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	8,015,100

745	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 4.875%, 9/01/22	No Opt. Call	BB+	783,397

1,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.400%, 7/01/47 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,140,910

37

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and Refunding Bonds, Edkey Charter Schools Project, Series 2013:
$2,205	6.000%, 7/01/33	7/20 at 102.00	BB	$2,080,065
2,325	6.000%, 7/01/43	7/20 at 102.00	BB	2,113,890
195	6.000%, 7/01/48	7/20 at 102.00	BB	175,009

440	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2014A, 7.375%, 7/01/49	7/20 at 102.00	BB	422,114

400	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A	2/24 at 100.00	N/R	381,280

825	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.000%, 6/01/40 (Pre-refunded 6/01/19)	6/19 at 100.00	BB+ (4)	865,689

3,705	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A (4)	4,105,992

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007:
1,000	5.250%, 12/01/28	No Opt. Call	BBB+	1,177,960
13,155	5.000%, 12/01/32	No Opt. Call	BBB+	15,468,570
7,675	5.000%, 12/01/37	No Opt. Call	BBB+	9,119,282

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/22	9/18 at 100.00	A2	1,012,940

4,300	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 2008A, 5.000%, 7/01/21 (Pre–refunded 7/01/18)	7/18 at 100.00	AAA (4)	4,336,894

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
2,590	6.000%, 12/01/27	12/21 at 100.00	N/R	2,780,132
1,080	6.000%, 12/01/32	12/21 at 100.00	N/R	1,147,144
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,168,805

1,000	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39 (Pre–refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,126,700

778	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	6/18 at 100.00	N/R	753,236
68,613	Total Arizona			77,572,003

	Arkansas – 0.0%

	Benton County Public Facilities Board, Arkansas, Charter School Lease Revenue Bonds, BCCSO Project, Series 2010A:
500	5.750%, 6/01/30, 144A (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (4)	542,000
1,020	6.000%, 6/01/40, 144A (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (4)	1,111,055
1,520	Total Arkansas			1,653,055

	California – 16.7%

	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Windemere Ranch Infrastructure Financing Program, Refunding Subordinate Series 2017A:
1,095	5.000%, 9/02/29 – AGM Insured	9/27 at 100.00	AA	1,292,122
1,000	5.000%, 9/02/30 – AGM Insured	9/27 at 100.00	AA	1,173,700

38

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2016B:
$14,510	5.000%, 10/01/35	10/26 at 100.00	BBB+	$16,278,624
4,300	5.000%, 10/01/36	10/26 at 100.00	BBB+	4,813,979
6,045	5.000%, 10/01/37	10/26 at 100.00	BBB+	6,753,414

50	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	46,719

2,350	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured (ETM)	No Opt. Call	AAA (4)	2,251,723

2,000	Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	N/R	2,223,120

	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2008AE:
1,715	5.000%, 12/01/21 (Pre-refunded 6/01/18)	6/18 at 100.00	AA+ (4)	1,724,998
285	5.000%, 12/01/21 (Pre-refunded 6/01/18)	6/18 at 100.00	AAA (4)	286,662

10,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A, 5.000%, 11/15/48	11/27 at 100.00	AA–	11,390,700

4,650	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/41	11/25 at 100.00	AA–	5,245,153

	California Health Facilities Financing Authority, Revenue Bonds, Cedars–Sinai Medical Center, Refunding Series 2015:
4,000	5.000%, 11/15/26	11/25 at 100.00	Aa3	4,769,000
3,635	5.000%, 11/15/28	11/25 at 100.00	Aa3	4,325,432

1,670	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2017A, 5.000%, 8/15/42	8/27 at 100.00	BBB+	1,868,513

3,015	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Refunding Series 2015A, 5.000%, 2/01/40	2/25 at 100.00	A+	3,327,867

	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017:
1,395	5.000%, 2/01/30	2/27 at 100.00	A+	1,620,488
1,105	5.000%, 2/01/31	2/27 at 100.00	A+	1,277,093

19,730	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Green Series 2017A-1, 5.000%, 11/01/27	No Opt. Call	AA–	24,152,479

5,100	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA–	5,367,699

485	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA–	536,129

2,185	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	2,441,585

2,320	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2013A, 5.000%, 8/15/52	8/23 at 100.00	AA–	2,538,706

3,750	California Infrastructure and Economic Development Bank, Revenue Bonds, Pacific Gas and Electric Company, Refunding Series 2008E, 1.750%, 11/01/26 (Mandatory put 6/01/22)	No Opt. Call	A3	3,606,338

1,495	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/46, 144A	7/26 at 100.00	BB	1,535,544

39

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,300	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	BBB (4)	$3,618,648

	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2017:
470	5.000%, 10/01/29	10/27 at 100.00	Baa1	554,393
1,165	5.000%, 10/01/30	10/27 at 100.00	Baa1	1,371,007

5,000	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017B, 5.000%, 7/01/42	7/27 at 100.00	Baa2	5,562,650

	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2017A:
7,745	5.000%, 7/01/42	7/27 at 100.00	Baa2	8,616,545
4,480	5.000%, 7/01/47	7/27 at 100.00	Baa2	4,965,542

	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
1,000	5.000%, 11/01/30	11/26 at 100.00	BBB–	1,107,170
1,040	5.250%, 11/01/31	11/26 at 100.00	BBB–	1,169,730

	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2017A:
1,750	5.000%, 2/01/42	2/27 at 100.00	A–	1,926,837
8,875	5.000%, 2/01/47	2/27 at 100.00	A–	9,722,740

1,100	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/37	10/26 at 100.00	BBB–	1,212,266

	California State Public Works Board, Lease Revenue Bonds, Department of Education, Riverside Campus Project, Series 2017H:
2,500	5.000%, 4/01/33	4/27 at 100.00	A+	2,913,025
2,550	5.000%, 4/01/34	4/27 at 100.00	A+	2,962,514

1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2011D, 5.000%, 12/01/20	No Opt. Call	A+	1,084,660

1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30 (Pre-refunded 3/01/20)	3/20 at 100.00	Aaa (4)	1,078,380

	California State University, Systemwide Revenue Bonds, Series 2016A:
1,500	5.000%, 11/01/24	No Opt. Call	Aa2	1,768,950
1,250	5.000%, 11/01/25	No Opt. Call	Aa2	1,497,863
2,000	5.000%, 11/01/26	5/26 at 100.00	Aa2	2,410,700
2,400	5.000%, 11/01/27	5/26 at 100.00	Aa2	2,877,120

17,795	California State, General Obligation Bonds, Refunding Various Purpose Series 2016, 5.000%, 9/01/31	9/26 at 100.00	AA–	20,885,102

20,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2017, 5.000%, 11/01/29	11/27 at 100.00	AA–	24,046,000

700	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 15.090%, 3/01/40, 144A – AGM Insured (IF) (5)	3/20 at 100.00	AA	892,626

7,280	California State, General Obligation Bonds, Various Purpose Refunding Series 2015, 5.000%, 8/01/24	No Opt. Call	AA–	8,496,488

1,400	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	3/20 at 100.00	AA–	1,492,218

12,000	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 8/01/46	8/26 at 100.00	AA–	13,737,480

40

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.500%, 12/01/54	12/24 at 100.00	BB+	$1,088,120

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
1,100	5.000%, 12/01/36, 144A	6/26 at 100.00	BB	1,181,444
1,365	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	1,445,521
26,380	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	28,294,397

5,800	California Statewide Communities Development Authority, Pollution Control Revenue Bonds, Southern California Edison Company, Series 2006C, 2.625%, 11/01/33 (Mandatory put 12/01/23)	No Opt. Call	Aa3	5,837,932

1,725	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 5.750%, 10/01/25	10/19 at 100.00	BBB+	1,829,500

600	California Statewide Communities Development Authority, Revenue Bonds, Front Porch Communities and Services Project, Series 2017A, 5.000%, 4/01/47	4/27 at 100.00	A–	667,956

1,575	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Tender Option Bond Trust 2016-XG0041, 14.542%, 7/01/47, 144A – AGM Insured (IF)	7/18 at 100.00	AA	1,634,425

	California Statewide Communities Development Authority, Student Housing Revenue Bonds, University of California, Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC, Series 2017:
4,000	5.000%, 5/15/47	5/27 at 100.00	Baa1	4,474,640
2,000	5.000%, 5/15/50	5/27 at 100.00	Baa1	2,229,040

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
825	5.750%, 7/01/30 (6)	6/18 at 100.00	CCC	825,272
5,300	5.750%, 7/01/35 (6)	6/18 at 100.00	CCC	5,300,530
2,000	5.500%, 7/01/39 (6)	6/18 at 100.00	CCC	2,000,120

4,955	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014A, 5.000%, 8/01/44	8/22 at 102.00	AA–	5,525,073

1,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 (Pre-refunded 7/01/18) – FGIC Insured	7/18 at 100.00	AA– (4)	1,010,650

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007B, 5.450%, 7/01/26 (Pre-refunded 7/01/18) – FGIC Insured	7/18 at 100.00	AA– (4)	1,060,416

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.450%, 7/01/26 (Pre-refunded 7/01/18) – FGIC Insured	7/18 at 100.00	AA– (4)	1,060,416

2,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Election 2004 Series 2004A, 0.000%, 8/01/26 – NPFG Insured	No Opt. Call	AA+	1,576,200

	Contra Costa County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2017A:
5,000	5.000%, 8/01/34 – BAM Insured	8/27 at 100.00	AA	5,857,000
2,100	5.000%, 8/01/35 – BAM Insured	8/27 at 100.00	AA	2,452,464
1,685	5.000%, 8/01/36 – BAM Insured	8/27 at 100.00	AA	1,963,328

41

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	$469,480

6,170	Elk Grove Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2016, 5.000%, 9/01/46	9/26 at 100.00	N/R	6,801,314

510	Etiwanda School District, California, Special Tax Bonds, Coyote Canyon Community Facilities District 2004-1 Improvement Area 2, Series 2009, 6.500%, 9/01/32 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R (4)	544,201

2,100	Fontana Redevelopment Agency Successor Agency, San Bernardino County, California, Tax Allocation Bonds, Refunding Series 2017A, 5.000%, 10/01/32	10/27 at 100.00	AA	2,492,469

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A:
1,695	0.000%, 1/15/33	No Opt. Call	BBB–	918,198
10,000	0.000%, 1/15/35 – AGM Insured	No Opt. Call	AA	5,093,700

1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/18 at 100.00	A	1,403,850

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,415	5.000%, 6/01/33	5/18 at 100.00	B+	3,418,415
18,280	5.750%, 6/01/47	5/18 at 100.00	B3	18,388,035
7,750	5.125%, 6/01/47	5/18 at 100.00	B–	7,750,078

1,000	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Superior Lien Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA	1,061,990

1,980	Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	1,739,034

2,750	Lammersville Joint Unified School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2014-1 Improvement Area 1 Mountain House School Facilities, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	N/R	3,015,815

	Long Beach, California, Harbor Revenue Bonds, Series 2017:
1,600	5.000%, 5/15/36 (Alternative Minimum Tax)	5/27 at 100.00	AA	1,838,400
1,400	5.000%, 5/15/37 (Alternative Minimum Tax)	5/27 at 100.00	AA	1,605,002
1,410	5.000%, 5/15/40 (Alternative Minimum Tax)	5/27 at 100.00	AA	1,609,261

850	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2013B, 5.000%, 5/15/30	5/23 at 100.00	AA–	959,285

	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2016A:
2,500	5.000%, 5/15/25 (Alternative Minimum Tax)	No Opt. Call	AA–	2,889,225
3,500	5.000%, 5/15/26 (Alternative Minimum Tax)	No Opt. Call	AA–	4,080,370
4,325	5.000%, 5/15/28 (Alternative Minimum Tax)	5/26 at 100.00	AA–	4,977,513
2,500	5.000%, 5/15/29 (Alternative Minimum Tax)	5/26 at 100.00	AA–	2,865,500
3,000	5.000%, 5/15/30 (Alternative Minimum Tax)	5/26 at 100.00	AA–	3,426,990

15,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017C, 5.000%, 7/01/47	7/27 at 100.00	AA	17,418,750

	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A:
2,300	5.000%, 7/01/34	1/27 at 100.00	AA+	2,697,762
2,500	5.000%, 7/01/35	1/27 at 100.00	AA+	2,925,975

7,500	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2018A., 5.000%, 7/01/48	1/28 at 100.00	AA+	8,745,150

42

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	Los Angeles Harbors Department, California, Revenue Bonds, Series 2009B, 5.250%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	AA (4)	$1,048,960

5,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2017A, 5.000%, 7/01/26	No Opt. Call	AAA	6,029,250

2,500	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Subordinate Lien Series 2017B, 5.000%, 6/01/35	6/27 at 100.00	AA	2,948,275

500	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	581,485

3,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	AA–	3,170,160

1,000	Manteca Financing Authority, California, Sewer Revenue Bonds, Series 2009, 5.750%, 12/01/36	12/19 at 100.00	AA	1,066,370

8,535	Marin Healthcare District, Marin County, California, General Obligation Bonds, 2013 Election, Series 2017A, 5.000%, 8/01/41	8/27 at 100.00	AAA	9,914,597

1,000	Modesto Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A+	1,092,440

	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A:
2,800	7.000%, 11/01/34	No Opt. Call	A	3,976,252
2,500	6.500%, 11/01/39	No Opt. Call	A	3,520,125

13,750	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – NPFG Insured (ETM)	6/18 at 100.00	N/R (4)	15,314,200

	Orange County, California, Special Tax Bonds, Community Facilities District 2016-1 Esencia Village, Series 2016A:
1,250	5.000%, 8/15/41	8/26 at 100.00	N/R	1,374,450
2,000	5.000%, 8/15/46	8/26 at 100.00	N/R	2,191,560

	Palm Desert Redevelopment Agency, California, Successor Agency Redevelopment Project Area, Series 2017A:
500	5.000%, 10/01/28 – BAM Insured	4/27 at 100.00	AA	596,575
500	5.000%, 10/01/30 – BAM Insured	4/27 at 100.00	AA	590,415

950	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25	6/18 at 100.00	CCC+	944,823

1,740	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.350%, 9/01/30	9/18 at 100.00	N/R	1,756,008

3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R (4)	3,231,930

1,710	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40	10/20 at 100.00	A	1,878,606

3,775	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/23	No Opt. Call	AA–	3,298,293

5,500	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/41	No Opt. Call	AA–	2,208,415

15,000	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured (7)	8/36 at 100.00	AA	14,131,950

43

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$4,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	$4,296,320

715	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Pakard Campus Oaks, Series 2016, 5.500%, 9/01/46	9/26 at 100.00	N/R	773,945

890	Sacramento, California, Special Tax Bonds, Community Facilities District 05-1 College Square, Series 2007, 5.900%, 9/01/37	9/18 at 100.00	N/R	900,093

	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2017A:
2,000	5.000%, 7/01/42 (Alternative Minimum Tax)	7/27 at 100.00	A	2,257,000
2,500	5.000%, 7/01/47	7/27 at 100.00	A	2,855,375
7,075	5.000%, 7/01/47 (Alternative Minimum Tax)	7/27 at 100.00	A	7,966,167

	San Diego Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2017A:
1,815	5.000%, 9/01/36	9/26 at 100.00	AA	2,100,572
6,160	5.000%, 9/01/40	9/26 at 100.00	AA	7,074,637

2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series A of 2009, 4.900%, 5/01/29	11/19 at 100.00	A+	2,099,520

670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	A– (4)	712,853

13,300	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	BBB–	14,525,994

9,745	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/44	1/25 at 100.00	BBB	10,620,393

2,000	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 3/01/22 (Alternative Minimum Tax)	No Opt. Call	A2	2,207,140

440	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31 (Pre-refunded 2/01/21)	2/21 at 100.00	A (4)	503,052

2,355	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38 (Pre-refunded 12/01/19)	12/19 at 100.00	A+ (4)	2,483,701

4,000	Southern California Public Power Authority, Transmission Project Revenue Bonds, Southern Transmission Subordinate Lien Refunding Series 2008A, 5.000%, 7/01/20	7/18 at 100.00	AA–	4,036,600

275	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	279,477

500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31 (Pre-refunded 8/01/21)	8/21 at 100.00	BBB+ (4)	578,700

4,750	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 5.125%, 6/01/46	5/18 at 100.00	B+	4,756,555

920	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010, 5.000%, 9/01/30 (Pre-refunded 9/01/20) – AGM Insured	9/20 at 100.00	AA (4)	992,542

44

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$15,000	University of California, General Revenue Bonds, Limited Project Series 2017M, 5.000%, 5/15/47	5/27 at 100.00	AA–	$17,454,900

5,000	University of California, General Revenue Bonds, Series 2017AV, 5.000%, 5/15/33	5/27 at 100.00	AA	5,981,750

2,500	University of California, General Revenue Bonds, Series 2017AY., 5.000%, 5/15/37	5/27 at 100.00	AA	2,953,000

3,500	Upland, California, Certificates of Participation, San Antonio Regional Hospital, Series 2017., 5.000%, 1/01/47	1/28 at 100.00	BBB+	3,905,615

205	Val Verde Unified School District, Riverside County, California, Certificates of Participation, Series 2009A, 5.125%, 3/01/36 – AGC Insured	3/19 at 100.00	AA	210,506

5,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured (7)	8/26 at 100.00	AA	5,487,550

1,500	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 (Pre-refunded 8/01/19) – AGM Insured	8/19 at 100.00	AA (4)	1,571,400

	Westminster School District, Orange County, California, General Obligation Bonds, Series 2009-A1:
2,485	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA	1,997,418
1,405	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA	1,036,202
2,920	0.000%, 8/01/29 – AGC Insured	No Opt. Call	AA	2,026,655

	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2015-1, Series 2017:
1,425	5.000%, 9/01/42	9/26 at 100.00	N/R	1,566,460
1,205	5.000%, 9/01/47	9/26 at 100.00	N/R	1,319,126
571,280	Total California			621,665,004

	Colorado – 3.3%

1,075	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (4)	1,089,029

1,400	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc. K-8 Facility Project, Series 2013, 5.000%, 6/01/26	6/23 at 100.00	A+	1,546,300

2,065	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	BB	2,074,809

3,040	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc. Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB	3,444,594

1,025	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009, 5.000%, 7/15/39	7/19 at 100.00	BBB	1,034,184

2,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.125%, 12/01/39	12/19 at 100.00	BBB–	2,532,975

875	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38 (Pre-refunded 6/01/18)	6/18 at 102.00	N/R (4)	899,474

45

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$3,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.500%, 5/15/30 (Pre-refunded 5/15/19) – AGM Insured	5/19 at 100.00	AA (4)	$3,124,500

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/29 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (4)	1,617,345

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012:
1,370	7.000%, 6/01/42 (8), (9)	6/22 at 100.00	N/R	502,701
1,375	7.125%, 6/01/47 (8), (9)	6/22 at 100.00	N/R	504,535

12,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012A, 5.000%, 12/01/33	12/22 at 100.00	BBB+	12,842,040

6,155	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A, 5.000%, 6/01/45	6/25 at 100.00	A–	6,598,037

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	BBB	812,761

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Refunding Series 2015B, 4.000%, 9/01/34	9/25 at 100.00	A3	3,079,350

100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005B, 5.250%, 3/01/36 – AGM Insured	9/18 at 102.00	AA	103,128

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Refunding Composite Deal Series 2010B, 5.250%, 1/01/25	1/20 at 100.00	AA–	3,172,620

1,100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-Term Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (4)	1,222,749

1,590	Colorado Housing and Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2004, 5.700%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	A–	1,607,888

1,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	1,044,010

1,995	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB+	2,061,952

1,730	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/21	11/20 at 100.00	A+	1,867,621

5,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.250%, 11/15/43 (Alternative Minimum Tax)	11/23 at 100.00	A	5,498,650

	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
510	5.000%, 12/01/31	12/26 at 100.00	Baa2	580,599
3,500	5.000%, 12/01/32	12/26 at 100.00	Baa2	3,970,295
1,200	5.000%, 12/01/33	12/26 at 100.00	Baa2	1,356,396
565	5.000%, 12/01/34	12/26 at 100.00	Baa2	636,371
300	5.000%, 12/01/35	12/26 at 100.00	Baa2	336,693

11,555	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/24 – NPFG Insured	No Opt. Call	A–	9,766,633

46

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
$20	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A–	$13,582
395	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A–	255,849
20	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A–	11,943
25	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A–	14,274

9,890	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	A–	7,328,886

1,160	El Paso County School District 49 Falcon, Colorado, Certificates of Participation, Series 2015, 5.000%, 12/15/28	12/25 at 100.00	Aa3	1,329,557

1,035	Erie Farm Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/45	12/21 at 103.00	N/R	1,053,961

1,850	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	1,924,425

1,365	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	N/R	1,401,746

735	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	774,727

3,600	Fossil Ridge Metropolitan District No. 3, In the City of Lakewood, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2014, 5.000%, 12/01/44	12/20 at 100.00	BBB	3,683,448

9,265	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.375%, 12/01/46	12/21 at 103.00	N/R	8,904,592

2,025	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2009, 6.375%, 12/01/37 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	AA (4)	2,179,345

620	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45	12/25 at 100.00	N/R	686,824

4,300	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 4.500%, 12/01/30, 144A	12/22 at 100.00	N/R	4,375,766

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
2,170	6.250%, 11/15/28	No Opt. Call	A	2,714,995
3,580	6.500%, 11/15/38	No Opt. Call	A	4,984,649

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,025	5.250%, 7/15/24	7/20 at 100.00	BBB+	1,091,143
4,265	6.000%, 1/15/41	7/20 at 100.00	BBB+	4,587,221

575	Sterling Hills West Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007, 5.000%, 12/01/39	12/27 at 100.00	Baa2	626,928

815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	841,626
122,985	Total Colorado			123,713,726

	Connecticut – 0.8%

860	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc. Project, Series 2016A, 5.000%, 9/01/53, 144A	9/26 at 100.00	N/R	881,319

47

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

$1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G, 5.625%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A (4)	$1,118,310

11,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2016CT, 5.000%, 12/01/45	6/26 at 100.00	AA–	12,361,360

1,675	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2015A, 5.000%, 8/01/35	8/25 at 100.00	AA	1,842,902

8,785	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2016A, 4.000%, 9/01/34	9/26 at 100.00	AA	9,128,406

1,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Refunding Series 2017, 5.000%, 4/01/39, 144A	4/27 at 100.00	N/R	1,604,130

546	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22 (Pre-refunded 4/01/20)	4/20 at 100.00	N/R (4)	587,938

1,800	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (4)	2,063,718
27,166	Total Connecticut			29,588,083

	Delaware – 0.1%

950	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	989,073

1,000	Delaware Economic Development Authority, Revenue Bonds, ASPIRA of Delaware Charter Operations, Inc. Project, Series 2016A, 5.000%, 6/01/46	6/26 at 100.00	BB+	1,003,920
1,950	Total Delaware			1,992,993

	Florida – 5.9%

	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
300	5.000%, 11/15/23	No Opt. Call	BBB	331,119
2,300	5.000%, 11/15/28	11/23 at 100.00	BBB	2,505,045

1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB	1,315,100

465	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	6/18 at 100.00	N/R	465,000

855	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Series 2009B, 7.000%, 4/01/39 (Pre-refunded 4/01/19)	4/19 at 100.00	A (4)	899,409

6,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 (Pre-refunded 10/01/21) – AGM Insured	10/21 at 100.00	AA (4)	6,643,140

	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments Project, Series 2015A:
1,500	4.750%, 7/04/40	7/25 at 100.00	A–	1,561,440
1,380	5.000%, 7/04/50	7/25 at 100.00	A–	1,441,244

4,710	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/19	No Opt. Call	AA	4,885,071

1,125	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	1,260,259

48

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,000	Clearwater, Florida, Water and Sewer Revenue Bonds, Series 2009A, 5.250%, 12/01/39 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	AA (4)	$1,058,730

1,000	Coco Palms Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	1,010,870

2,885	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.750%, 6/15/42	12/21 at 101.00	N/R	3,092,893

1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A, 6.000%, 9/15/30	9/20 at 100.00	BB+	1,050,500

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A:
975	5.500%, 6/15/22, 144A	No Opt. Call	N/R	1,037,556
500	6.000%, 6/15/32, 144A	6/22 at 100.00	N/R	530,280
1,100	6.125%, 6/15/43, 144A	6/22 at 100.00	N/R	1,149,984

2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A, 8.500%, 6/15/44	6/23 at 100.00	N/R	2,304,960

1,500	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A, 6.125%, 6/15/44	6/24 at 100.00	N/R	1,564,335

1,570	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A, 6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	1,635,108

3,145	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	6/18 at 100.00	B+	3,001,431

6,800	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/27	4/22 at 100.00	A–	7,380,380

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Rollins College Project, Series 2012A:
1,210	5.000%, 12/01/30	12/22 at 100.00	A2	1,334,981
1,000	5.000%, 12/01/31	12/22 at 100.00	A2	1,101,910
3,000	5.000%, 12/01/37	12/22 at 100.00	A2	3,289,170

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Stoddert Arms Apartments, Series 1996O, 6.300%, 9/01/36 – AMBAC Insured (Alternative Minimum Tax)	9/18 at 100.00	N/R	1,001,280

16,220	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project – South Segment, Series 2017., 5.625%, 1/01/47, 144A (Alternative Minimum Tax)	1/19 at 105.00	N/R	16,714,386

10,520	Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A, 5.000%, 10/01/35	10/27 at 100.00	AA–	12,285,046

845	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 5.000%, 5/01/46	5/26 at 100.00	N/R	852,791

3,130	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Senior Lien Series 2015A, 5.000%, 10/01/44 (Alternative Minimum Tax)	10/24 at 100.00	AA–	3,402,529

49

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$750	Jacksonville Economic Development Commission, Florida, Industrial Development Revenue Bonds, Gerdau Ameristeel U.S. Inc. Project, Series 2007, 5.300%, 5/01/37 (Alternative Minimum Tax)	6/18 at 100.00	BBB–	$750,262

	JEA, Florida, Electric System Revenue Bonds, Subordinated Series Three 2017B.:
4,500	5.000%, 10/01/32	10/27 at 100.00	AA	5,242,860
7,000	5.000%, 10/01/33	10/27 at 100.00	AA	8,124,130

805	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	6/18 at 100.00	BB	805,572

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
875	5.500%, 6/15/32	6/22 at 100.00	BB	903,009
1,375	5.750%, 6/15/42	6/22 at 100.00	BB	1,377,915

6,875	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin Memorial Medical Center, Series 2015, 5.000%, 11/15/45	11/24 at 100.00	A–	7,254,569

	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013:
885	3.950%, 12/15/21, 144A (Alternative Minimum Tax)	6/20 at 100.00	Baa2	905,966
9,500	4.200%, 12/15/25, 144A (Alternative Minimum Tax)	6/20 at 100.00	Baa2	9,691,805

2,000	Miami Beach Health Facilities Authority, Florida, Hospital Revenue Bonds, Mount Sinai Medical Center of Florida Project, Refunding 2012, 5.000%, 11/15/29	11/22 at 100.00	Baa1	2,147,080

6,340	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured	2/24 at 100.00	AA	7,099,469

7,405	Miami Beach, Florida, Stormwater Revenue Bonds, Refunding Series 2017., 5.000%, 9/01/47	9/22 at 100.00	AA–	8,121,508

860	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Nicklaus Children’s Hospital, Refunding Series 2017, 5.000%, 8/01/36	8/27 at 100.00	A+	972,101

1,585	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/35	10/20 at 100.00	A	1,711,309

12,195	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/38 (Alternative Minimum Tax)	10/25 at 100.00	A	13,467,792

2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008A, 5.500%, 10/01/27 (Pre-refunded 10/01/18) – AGC Insured (Alternative Minimum Tax)	10/18 at 100.00	AA (4)	2,037,360

1,040	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009, 5.625%, 6/01/34 – AGM Insured (UB) (5)	6/19 at 100.00	AA	1,088,058

22,160	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	24,441,815

	Orange County Health Facilities Authority, Florida, Revenue Bond, Mayflower Retirement Center, Refunding Series 2012:
550	4.500%, 6/01/27	6/21 at 100.00	A–	577,060
625	5.000%, 6/01/32	6/21 at 100.00	A–	660,469
750	5.000%, 6/01/36	6/21 at 100.00	A–	789,555
875	5.125%, 6/01/42	6/21 at 100.00	A–	921,182

95	Orange County, Florida, Sales Tax Revenue Bonds, Series 1989, 6.125%, 1/01/19 – FGIC Insured (ETM)	6/18 at 100.00	N/R (4)	98,217

50

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,010	Riverbend West Community Development District, Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	$994,971

5,000	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017., 5.000%, 8/15/31	8/27 at 100.00	AA–	5,780,200

830	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38 (Pre-refunded 5/01/18)	5/18 at 100.00	N/R (4)	833,295

500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.000%, 7/01/29	1/24 at 100.00	A–	551,275

535	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/28 – AMBAC Insured	10/18 at 100.00	AA–	543,763

35	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	38,287

165	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 6.610%, 5/01/39 (Pre-refunded 4/30/18)	4/18 at 100.00	N/R (4)	165,615

290	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (7)	5/19 at 100.00	N/R	273,441

210	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (7)	5/22 at 100.00	N/R	166,461

170	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (8)	5/18 at 100.00	N/R	2

475	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (8)	11/18 at 100.00	N/R	5

15	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007-1. RMKT, 6.650%, 5/01/40	5/18 at 100.00	N/R	14,660

100	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007A-1. RMKT, 5.250%, 5/01/39	11/18 at 100.00	N/R	88,474

	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1:
90	5.250%, 5/01/39 (Pre-refunded 4/30/18)	4/18 at 100.00	N/R (4)	90,248
290	6.650%, 5/01/40 (Pre-refunded 4/30/18)	4/18 at 100.00	N/R (4)	291,090

435	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (8)	5/18 at 100.00	N/R	346,926

270	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (8)	5/18 at 100.00	N/R	177,201

290	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (8)	5/18 at 100.00	N/R	3

2,310	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	6/18 at 100.00	N/R	2,312,241

250	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1, 6.125%, 5/01/42	5/22 at 100.00	N/R	261,465

51

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,500	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2, 5.500%, 5/01/34	5/22 at 100.00	N/R	$1,553,565

	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Refunding Series 2017:
1,330	5.000%, 10/15/42	10/27 at 100.00	A3	1,496,250
3,000	5.000%, 10/15/47	10/27 at 100.00	A3	3,362,070

13,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc. Project, Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A–	14,807,520

	Wynnmere East Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
495	5.125%, 5/01/36	5/28 at 100.00	N/R	502,182
980	5.500%, 5/01/46	5/28 at 100.00	N/R	1,001,246
204,905	Total Florida			220,947,466

	Georgia – 2.0%

590	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (4)	614,597

600	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%, 1/01/20 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (4)	621,708

4,565	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.375%, 11/01/39 (Pre-refunded 11/01/19) – AGM Insured	11/19 at 100.00	AA (4)	4,829,450

2,435	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA	2,563,519

	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2017A:
3,500	5.000%, 11/01/28	11/27 at 100.00	Aa2	4,208,050
5,120	5.000%, 11/01/29	11/27 at 100.00	Aa2	6,131,814
5,175	5.000%, 11/01/30	11/27 at 100.00	Aa2	6,183,142

10,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2011, 5.750%, 10/01/41	4/21 at 100.00	A+	10,995,800

1,100	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993BB, 5.250%, 1/01/25 – NPFG Insured	No Opt. Call	A1	1,221,253

1,000	Lavonia Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Regional Medical Center , Series 2010, 6.000%, 12/01/40 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	AA (4)	1,109,450

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A:
960	5.000%, 3/15/22	No Opt. Call	A+	1,056,566
1,000	5.500%, 9/15/28	No Opt. Call	A	1,204,880

22,045	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third Indenture, Refunding Series 2015C, 5.000%, 7/01/27	7/26 at 100.00	AA+	26,253,831

5,000	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2016A, 5.000%, 1/01/28	7/26 at 100.00	A	5,725,400

1,590	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa2	1,737,616

1,000	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Windward Commons LLC Project, Series 2009, 5.000%, 6/15/39 (Pre-refunded 6/15/19) – AGC Insured	6/19 at 100.00	AA (4)	1,037,910
65,680	Total Georgia			75,494,986

52

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Guam – 0.2%

$1,020	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	$1,050,926

2,000	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.625%, 12/01/30	12/20 at 100.00	B+	2,066,240

1,005	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A– (4)	1,090,314

1,610	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	1,844,319
5,635	Total Guam			6,051,799

	Hawaii – 0.3%

1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	AA–	1,668,330

1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB	1,054,780

	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009A:
900	8.750%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	995,436
1,250	9.000%, 11/15/44 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	1,391,875

4,545	Hawaii State, Airport System Revenue Bonds, Series 2015A, 5.000%, 7/01/45 (Alternative Minimum Tax)	7/25 at 100.00	A+	5,014,408
9,195	Total Hawaii			10,124,829

	Idaho – 0.2%

	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016:
2,300	3.500%, 9/01/33	9/26 at 100.00	BB+	2,029,819
205	5.000%, 9/01/37	9/26 at 100.00	BB+	218,608

	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B:
1,000	6.000%, 12/01/23 (Pre-refunded 12/01/18)	12/18 at 100.00	AA– (4)	1,029,060
760	6.250%, 12/01/33 (Pre-refunded 12/01/18)	12/18 at 100.00	AA– (4)	783,332

2,000	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Idaho Arts Charter School, Inc. Project, Refunding Series 2016A, 5.000%, 12/01/38	12/26 at 100.00	BBB–	2,131,500
6,265	Total Idaho			6,192,319

	Illinois – 10.8%

705	Bensenville, Illinois, General Obligation Bonds, Series 2011A., 5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA	753,744

1,295	Bensenville, Illinois, General Obligation Bonds, Series 2011A., 5.000%, 12/15/30 (Pre-refunded 12/15/21) – AGM Insured	12/21 at 100.00	AA (4)	1,437,748

	Champaign, Illinois, General Obligation Sales Tax Bonds, Public Safety Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	Baa2	1,318,672
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	Baa2	1,526,838

67,800	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	79,553,808

53

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$590	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2012A, 5.000%, 12/01/42	12/22 at 100.00	BB–	$573,663

1,215	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project Series 2015C, 5.250%, 12/01/39	12/24 at 100.00	BB–	1,226,457

35,090	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B	40,571,058

2,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	2,268,651

1,550	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, River Point Plaza Redevelopment Project, Series 2018, 4.835%, 4/15/28, 144A	1/23 at 100.00	N/R	1,553,612

3,180	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015C, 5.000%, 1/01/46 (Alternative Minimum Tax)	1/25 at 100.00	A	3,462,193

900	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A, 5.000%, 1/01/35	1/24 at 100.00	BBB+	923,409

8,805	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	9,899,373

920	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B, 5.500%, 1/01/33	1/25 at 100.00	BBB+	983,416

13,760	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, 5.500%, 1/01/40	1/25 at 100.00	BBB+	14,568,125

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C:
590	5.000%, 1/01/34	1/19 at 100.00	BBB+	594,419
1,815	5.000%, 1/01/40	1/19 at 100.00	BBB+	1,826,471

	Chicago, Illinois, General Obligation Bonds, Project Series 2011A:
400	5.250%, 1/01/35	1/21 at 100.00	BBB+	408,672
1,035	5.000%, 1/01/40	1/21 at 100.00	BBB+	1,044,957

1,000	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/33	1/22 at 100.00	BBB+	1,018,360

7,545	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E, 5.500%, 1/01/42	1/25 at 100.00	BBB+	7,943,301

1,635	Chicago, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 1/01/22	1/20 at 100.00	BBB+	1,680,257

1,320	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 1/01/25	1/22 at 100.00	BBB+	1,371,916

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
2,260	5.000%, 1/01/24	No Opt. Call	BBB+	2,428,822
935	5.000%, 1/01/25	No Opt. Call	BBB+	1,009,809
2,150	5.000%, 1/01/29	1/26 at 100.00	BBB+	2,274,227
705	5.000%, 1/01/35	1/26 at 100.00	BBB+	730,584
2,175	5.000%, 1/01/38	1/26 at 100.00	BBB+	2,242,425

2,200	Chicago, Illinois, General Obligation Bonds, Series 2015A, 5.500%, 1/01/39	1/25 at 100.00	BBB+	2,322,672

715	Chicago, Illinois, General Obligation Bonds, Variable Rate Demand Series 2007F, 5.500%, 1/01/42	1/25 at 100.00	BBB+	752,745

4,440	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA–	4,710,174

54

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.750%, 10/15/40	10/20 at 100.00	B+	$2,133,200

	DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago and Boone Counties Community College District 523, Illinois, General Obligation Bonds, Kishwaukee Community College, Series 2011B:
1,000	0.000%, 2/01/35	2/21 at 100.00	AA–	352,990
750	0.000%, 2/01/36	2/21 at 100.00	AA–	245,865

1,110	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	1,153,223

1,400	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BB+	1,490,160

2,195	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	BBB–	2,330,717

1,255	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	AA+ (4)	1,325,267

850	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31	6/18 at 100.00	BBB–	852,108

1,290	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc., Refunding Series 2010, 6.125%, 5/15/27	5/20 at 100.00	BBB–	1,372,302

710	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc., Refunding Series 2010, 6.125%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	773,943

4,050	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	4,127,476

3,895	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 4.250%, 5/15/43	5/22 at 100.00	Baa2	3,934,417

10,810	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, 5.000%, 12/01/40	6/26 at 100.00	A3	11,767,766

2,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 5.375%, 8/15/24 (Pre-refunded 8/15/19)	8/19 at 100.00	AA+ (4)	2,101,340

740	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	776,238

1,635	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	1,774,465

10,715	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/45	11/25 at 100.00	A	11,728,532

1,545	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	1,614,386

	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
25	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	27,030
2,875	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	3,108,479

	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
895	5.500%, 7/01/28	7/23 at 100.00	A–	1,002,785
3,000	6.500%, 7/01/34	7/18 at 100.00	A–	3,025,500

3,680	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/30 (Pre-refunded 11/01/18)	11/18 at 100.00	Aaa (4)	3,797,944

55

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,335	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	Aaa (4)	$1,405,929

20	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 4.000%, 11/15/39	5/25 at 100.00	A+	20,098

1,665	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (UB) (5)	5/19 at 100.00	Aaa	1,753,461

3,485	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	3,518,770

1,105	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/35	8/25 at 100.00	Baa1	1,190,925

9,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	9,618,660

925	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 (Pre–refunded 3/01/20) – AGM Insured	3/20 at 100.00	AA (4)	986,115

4,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41	8/21 at 100.00	AA–	4,450,600

930	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AA–	985,065

470	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	503,102

1,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21)	2/21 at 100.00	AA– (4)	1,650,810

4,000	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Series 2006, 4.850%, 4/20/41 (UB) (5)	6/18 at 100.00	AA+	4,002,920

7,335	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%, 6/15/31 – AGM Insured	6/24 at 100.00	AA	8,006,006

8,000	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/30	1/26 at 100.00	BBB	8,237,440

5,000	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/27	5/24 at 100.00	BBB	5,152,900

5,325	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/24	No Opt. Call	BBB	5,570,589

	Illinois State, General Obligation Bonds, Series 2012A:
5,520	5.000%, 3/01/25	3/22 at 100.00	BBB	5,711,765
5,910	5.000%, 3/01/26	3/22 at 100.00	BBB	6,104,498
500	5.000%, 3/01/27	3/22 at 100.00	BBB	513,905

1,440	Illinois State, General Obligation Bonds, Series 2013, 5.250%, 7/01/28	7/23 at 100.00	BBB	1,490,530

5,000	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 5.000%, 6/15/28	6/21 at 100.00	AA+	5,388,350

3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/30 – ACA Insured (8)	3/18 at 100.00	N/R	2,850,000

875	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012A, 5.000%, 6/15/42 – NPFG Insured	6/22 at 100.00	BBB–	891,520

1,280	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 6/15/23	6/22 at 100.00	BB+	1,353,293

56

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$5,400	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	BB+	$5,602,176

1,225	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 5.000%, 6/15/53	12/25 at 100.00	BB+	1,270,055

8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	Baa2	7,086,476

10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AA	4,620,500

1,841	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/34 – AGM Insured	3/24 at 100.00	AA	1,978,099

845	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 4.750%, 10/01/29	10/22 at 100.00	Baa1	905,806

3,890	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.250%, 6/01/21	No Opt. Call	A	4,250,292

4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA	5,426,107

	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
3,485	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	3,807,816
15,530	4.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	15,820,877

1,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/19 at 100.00	N/R	1,010,920

5,000	University of Illinois, Auxiliary Facilities System Revenue Bonds, Series 2013A, 4.000%, 4/01/32	4/23 at 100.00	A1	5,141,350

7,405	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A–	8,354,617
375,386	Total Illinois			400,429,053

	Indiana – 2.1%

695	Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project, Series 2016, 6.250%, 1/15/43, 144A	1/24 at 104.00	N/R	718,630

	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A:
3,325	5.250%, 10/15/18	No Opt. Call	A+	3,386,313
5,215	5.250%, 10/15/20	No Opt. Call	A+	5,626,203

1,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	B	1,415,904

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Indiana Inc. Project, Series 2016:
2,475	7.000%, 12/01/34, 144A	12/24 at 100.00	N/R	2,536,727
4,920	7.250%, 12/01/44, 144A	12/24 at 100.00	N/R	5,044,328

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Northwest Indiana Inc. Project, Series 2016:
3,710	7.000%, 12/01/34, 144A	12/24 at 100.00	N/R	3,802,527
6,075	7.250%, 12/01/44, 144A	12/24 at 100.00	N/R	6,228,515

57

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$1,000	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30 (Pre-refunded 3/02/20)	3/20 at 100.00	N/R (4)	$1,062,850

3,000	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project, Series 2012A, 5.000%, 7/01/36	7/21 at 100.00	A+	3,230,280

9,000	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/32 – AGM Insured	6/22 at 100.00	BBB–	9,200,610

9,215	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	A–	9,848,808

685	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (4)	705,036

2,815	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA	2,892,018

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,530	5.000%, 4/01/26	4/22 at 100.00	Baa3	1,623,055
1,400	5.000%, 4/01/27	4/22 at 100.00	Baa3	1,480,864
1,560	5.000%, 4/01/29	4/22 at 100.00	Baa3	1,643,554

	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013:
395	5.875%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	N/R	440,014
9,185	7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R	10,859,885

5,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 8.000%, 9/01/41 (Pre–refunded 9/01/21)	9/21 at 100.00	N/R (4)	5,986,150
72,600	Total Indiana			77,732,271

	Iowa – 0.5%

2,275	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	2,439,915

500	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A, 5.250%, 8/15/29 (Pre-refunded 8/15/19) – AGC Insured	8/19 at 100.00	A1 (4)	524,145

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
10	5.500%, 12/01/22	12/18 at 100.00	B	10,142
5,375	5.250%, 12/01/25	12/23 at 100.00	B	5,726,095

1,015	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	6/19 at 105.00	B	1,082,731

3,920	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A., 5.250%, 12/01/50 (Mandatory put 12/01/22)	12/22 at 103.00	B	4,114,628

1,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	Aaa	1,046,640

2,220	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Senior Lien Series 2011A-2, 5.750%, 12/01/28 (Alternative Minimum Tax)	12/19 at 102.00	A	2,318,723

2,045	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	6/18 at 100.00	B	2,054,591
18,360	Total Iowa			19,317,610

58

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas – 0.6%

	Hutchinson, Kansas, Hospital Facilities Revenue Bonds, Hutchinson Regional Medical Center, Inc., Series 2016:
$1,500	5.000%, 12/01/36	12/26 at 100.00	Baa2	$1,607,670
1,320	5.000%, 12/01/41	12/26 at 100.00	Baa2	1,401,853

500	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004B, 5.000%, 9/01/22 (Pre-refunded 9/01/18)	9/18 at 100.00	AAA (4)	507,180

10,000	Kansas Department of Transportation, Highway Revenue Bonds, Series 2017A, 5.000%, 9/01/36	9/27 at 100.00	AAA	11,754,500

4,440	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C., 5.500%, 11/15/23	11/19 at 100.00	AA	4,717,367

100	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C., 5.500%, 11/15/23 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	105,719

1,585	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	6/18 at 100.00	BB+	1,587,298

920	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	956,414
20,365	Total Kansas			22,638,001

	Kentucky – 1.2%

750	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A., 5.375%, 8/15/24	8/18 at 100.00	A	758,760

750	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A., 5.375%, 8/15/24 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R (4)	760,373

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010A:
2,500	5.750%, 6/01/25 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa3 (4)	2,704,450
2,480	6.000%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa3 (4)	2,695,884

2,630	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2017A., 5.000%, 12/01/45 – AGM Insured	12/27 at 100.00	AA	2,900,995

5,655	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A, 5.000%, 7/01/37	7/25 at 100.00	BBB+	6,150,321

	Louisville/Jefferson County Metro Government, Kentucky, Health System Revenue Bonds, Norton Healthcare Inc, Series 2016A:
5,735	5.000%, 10/01/31	10/26 at 100.00	A–	6,506,644
2,785	4.000%, 10/01/35	10/26 at 100.00	A–	2,821,066

1,600	Paducah, Kentucky, Electric Plant Board Revenue Bonds, Series 2009A, 5.250%, 10/01/35 (Pre-refunded 4/01/19) – AGC Insured	4/19 at 100.00	AA (4)	1,656,416

5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3	5,491,500

12,750	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A., 4.000%, 4/01/48	1/24 at 100.37	A3	13,588,950
42,635	Total Kentucky			46,035,359

59

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana – 1.1%

$1,250	Lake Charles Harbor and Terminal District, Louisiana, Revenue Bonds, Series 2013B, 5.500%, 1/01/24 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA	$1,415,825

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
5,000	6.750%, 12/15/37 (8)	6/18 at 100.00	N/R	3,500,000
800	6.000%, 12/15/37 (8)	6/18 at 100.00	N/R	560,000

65	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/18 (8)	No Opt. Call	N/R	45,500

27,385	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36, 144A (Alternative Minimum Tax)	7/23 at 100.00	N/R	30,524,416

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	1,068,390

2,000	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+	2,104,380

240	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Series 2008B, 5.750%, 7/01/18 – AGC Insured	No Opt. Call	AA	242,369

2,030	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015, 5.000%, 5/15/47	5/25 at 100.00	A3	2,210,934

1,050	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	1,151,808
40,820	Total Louisiana			42,823,622

	Maine – 0.5%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	BB	2,181,540
10,390	6.750%, 7/01/41	7/21 at 100.00	BB	11,299,956

1,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,757,857

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
460	5.000%, 7/01/26	7/23 at 100.00	BBB+	509,496
1,000	5.000%, 7/01/27	7/23 at 100.00	BBB+	1,102,470
15,515	Total Maine			16,851,319

	Maryland – 0.8%

9,445	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Second Issue Series 2015, 5.000%, 6/01/22	No Opt. Call	AAA	10,586,712

14,350	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/42 (UB) (5)	2/25 at 100.00	A	15,837,378

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 5.750%, 7/01/30	7/19 at 100.00	BB+	1,013,310

2,470	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2018A., 5.000%, 5/01/29	5/28 at 100.00	AA	2,934,681
27,265	Total Maryland			30,372,081

60

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts – 1.2%

$4,350	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.750%, 10/15/37	6/18 at 100.00	N/R	$4,355,916

8,350	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012C, 5.250%, 11/01/42, 144A (Alternative Minimum Tax)	6/18 at 100.00	BB+	8,355,177

	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E:
1,200	5.000%, 7/01/35	7/26 at 100.00	BBB	1,331,508
5,065	5.000%, 7/01/37	7/26 at 100.00	BBB	5,589,481

1,035	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 4.875%, 1/01/24	1/23 at 100.00	BBB	1,138,448

	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System Issue, Series 2017S.:
2,520	5.000%, 7/01/33	1/28 at 100.00	AA–	2,915,312
3,300	5.000%, 7/01/34	1/28 at 100.00	AA–	3,805,692

6,665	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Trust 2015-XF0047, 10.589%, 7/01/34, 144A (IF)	7/19 at 100.00	AA–	7,498,858

1,525	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University, Refunding Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	Baa2	1,582,813

3,025	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University, Refunding Series 2009A, 5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	3,177,067

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
1,260	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	6/18 at 100.00	N/R	1,277,451
700	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/18 at 100.00	N/R	709,674

2,335	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond Trust 2015-XF2181, 10.606%, 8/01/38, 144A (IF) (5)	8/19 at 100.00	AAA	2,606,794
41,330	Total Massachusetts			44,344,191

	Michigan – 1.0%

9,430	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A+	8,049,165

800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 (Pre-refunded 6/01/20) – AGM Insured	6/20 at 100.00	AA (4)	855,416

10,115	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2016MI, 5.000%, 12/01/45	6/26 at 100.00	AA–	11,328,395

395	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 6.125%, 5/01/21	5/18 at 100.00	BBB–	395,462

	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011:
385	6.000%, 10/01/21	No Opt. Call	B	378,948
500	7.000%, 10/01/31	10/21 at 100.00	B	481,050
1,000	7.000%, 10/01/36	10/21 at 100.00	B	931,560

1,550	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	1,626,632

61

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$1,250	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	6/18 at 100.00	BBB	$1,251,400

1,245	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/18 at 100.00	N/R	1,209,368

	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A:
750	5.375%, 10/15/41	10/21 at 100.00	Aa2	829,170
2,000	5.500%, 10/15/45	10/21 at 100.00	Aa2	2,215,980

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
500	5.625%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	A3 (4)	530,825
1,480	5.750%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	A3 (4)	1,574,172

5,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/39	3/24 at 100.00	A1	5,444,550
36,400	Total Michigan			37,102,093

	Minnesota – 1.5%

310	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 4.000%, 8/01/41	8/26 at 100.00	BB+	291,152

	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A:
150	5.000%, 7/01/36	7/24 at 102.00	N/R	152,831
270	5.000%, 7/01/47	7/24 at 102.00	N/R	272,341

4,050	City of Milaca, Minnesota Refunding Revenue Bonds, Grandview Christian Home Project, Series 2016, 5.000%, 10/01/51	10/24 at 102.00	N/R	4,226,499

	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc., Refunding Series 2015:
250	5.250%, 1/01/40	1/23 at 100.00	N/R	259,425
675	5.250%, 1/01/46	1/23 at 100.00	N/R	698,692

	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A:
1,555	5.000%, 8/01/46, 144A	8/22 at 100.00	N/R	1,557,892
1,250	5.000%, 8/01/51, 144A	8/22 at 100.00	N/R	1,249,913

1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/18 at 102.00	BB+	1,027,090

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	1,021,020

2,575	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 5.000%, 11/01/47	11/26 at 100.00	BB	2,599,952

	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A:
3,000	6.375%, 11/15/23 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	3,089,370
3,000	6.625%, 11/15/28 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	3,093,000

3,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	3,072,600

62

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$4,700	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Refunding Series 2016B, 5.000%, 11/15/29	No Opt. Call	AA	$5,713,978

500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2016A, 4.125%, 9/01/47	9/24 at 102.00	BBB–	490,370

16,825	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37, 144A (Alternative Minimum Tax)	10/22 at 100.00	BBB–	15,925,367

	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
2,500	5.000%, 11/15/27 (Pre-refunded 11/15/25)	11/25 at 100.00	A+ (4)	2,953,750
2,080	5.250%, 11/15/28 (Pre-refunded 11/15/20)	11/20 at 100.00	A+ (4)	2,256,446
535	5.250%, 11/15/35 (Pre-refunded 11/15/20)	11/20 at 100.00	A+ (4)	580,384
235	5.000%, 11/15/44 (Pre-refunded 11/15/25)	11/25 at 100.00	A+ (4)	277,652

2,240	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A, 6.000%, 5/01/47	5/19 at 102.00	N/R	2,340,352

3,750	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A, 5.000%, 1/01/46	1/24 at 100.00	Aa3	4,197,487
55,450	Total Minnesota			57,347,563

	Mississippi – 0.1%

5,000	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA	5,612,900

	Missouri – 1.6%

3,185	Bi-State Development Agency, Bi-State MetroLink District, Missouri, St Clair County Metrolink Extension Project Bonds, Refunding Series 2006, 5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA	3,851,175

2,470	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,558,352

8,935	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	1/25 at 100.00	AA	9,125,405

1,250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB	1,351,237

4,455	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Tender Option Bond Trust 2015-XF0046, 10.592%, 11/15/39, 144A (IF)	11/19 at 100.00	AA+	5,168,602

2,250	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/28	1/25 at 100.00	A	2,533,050

15,100	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%, 1/01/35	1/26 at 100.00	A	15,806,076

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2010A:
5,000	0.000%, 7/15/31 – AGC Insured	No Opt. Call	AA	3,012,850
7,000	0.000%, 7/15/32 – AGC Insured	No Opt. Call	AA	4,037,460
6,250	0.000%, 7/15/33 – AGC Insured	No Opt. Call	AA	3,437,625
7,000	0.000%, 7/15/34 – AGC Insured	No Opt. Call	AA	3,678,850
6,000	0.000%, 7/15/35 – AGC Insured	No Opt. Call	AA	3,015,780
2,000	0.000%, 7/15/36 – AGC Insured	No Opt. Call	AA	960,860

63

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,290	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	8/18 at 100.00	N/R	$1,283,266

1,392	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	9/18 at 100.00	N/R	798,256
73,577	Total Missouri			60,618,844

	Nebraska – 1.2%

3,075	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Crossover Refunding Series 2017A., 5.000%, 9/01/30	No Opt. Call	BBB+	3,603,746

4,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	4,319,560

1,740	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A–	1,908,728

2,500	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2017A., 5.000%, 2/01/35	12/27 at 100.00	AA	2,944,100

	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2016A:
18,465	5.000%, 2/01/46 (UB) (5)	2/26 at 100.00	A+	20,573,703
10,000	5.000%, 2/01/49 (UB) (5)	2/26 at 100.00	A+	11,120,100
39,780	Total Nebraska			44,469,937

	Nevada – 1.4%

	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project, Series 2017A.:
750	5.000%, 9/01/30	9/27 at 100.00	BBB+	849,810
730	5.000%, 9/01/32	9/27 at 100.00	BBB+	822,126

	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project, Series 2017A:
265	5.000%, 9/01/29	9/27 at 100.00	BBB+	301,414
1,965	5.000%, 9/01/42	9/27 at 100.00	BBB+	2,154,937
1,150	5.000%, 9/01/47	9/27 at 100.00	BBB+	1,256,387

5,000	Clark County School District, Nevada, General Obligation Bonds, Refunding Building Series 2017A, 5.000%, 6/15/30	6/27 at 100.00	AA–	5,785,500

2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	Aa3	2,101,940

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,125	4.000%, 9/01/25	No Opt. Call	N/R	1,178,640
1,800	4.000%, 9/01/35	9/26 at 100.00	N/R	1,764,522

	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A:
2,000	7.500%, 6/15/23 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (4)	2,136,140
1,500	8.000%, 6/15/30 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (4)	1,610,415

2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA+	2,699,025

20,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2016A, 5.000%, 6/01/46 (UB)	6/26 at 100.00	AA+	22,674,400

64

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013:
$120	4.000%, 6/01/19	No Opt. Call	N/R	$121,644
105	4.000%, 6/01/20	No Opt. Call	N/R	107,555
795	4.000%, 6/01/21	No Opt. Call	N/R	819,995
360	5.000%, 6/01/23	No Opt. Call	N/R	388,807
200	4.250%, 6/01/24	6/23 at 103.00	N/R	206,224

1,765	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015, 5.000%, 12/01/31	12/25 at 100.00	N/R	1,834,294

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
335	6.500%, 9/01/20 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (4)	341,579
1,325	6.750%, 9/01/27 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (4)	1,352,374

410	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	447,495
46,200	Total Nevada			50,955,223

	New Hampshire – 0.2%

3,305	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 2016-XL0025, 11.491%, 6/01/39, 144A (IF) (5)	6/19 at 100.00	AA+	3,720,472

	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2018A:
1,000	5.000%, 8/01/34	2/28 at 100.00	A	1,138,050
725	5.000%, 8/01/36	2/28 at 100.00	A	821,838
5,030	Total New Hampshire			5,680,360

	New Jersey – 2.0%

4,510	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	4,945,440

1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	A3	1,499,779

3,215	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A., 4.000%, 7/01/34	7/27 at 100.00	BBB+	3,147,099

9,090	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2016AAA, 5.500%, 6/15/29	12/26 at 100.00	A–	10,376,962

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
1,000	5.125%, 9/15/23 (Alternative Minimum Tax)	9/18 at 100.00	BB–	1,104,420
1,650	5.250%, 9/15/29 (Alternative Minimum Tax)	8/22 at 101.00	BB–	1,802,245

2,255	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	2,543,076

835	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31 (Pre-refunded 6/01/20)	6/20 at 100.00	Aaa (4)	906,067

65

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$2,015	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 6.250%, 12/01/18 (ETM)	No Opt. Call	N/R (4)	$2,075,510

600	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	639,174

1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A, 5.000%, 7/01/31	7/26 at 100.00	Baa2	1,137,250

1,460	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	1,610,789

1,335	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2016-XG0001, 15.180%, 6/01/30, 144A (IF) (5)	6/19 at 100.00	AA	1,543,994

3,175	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA	3,776,313

1,000	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 5.750%, 12/01/30 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	A3 (4)	1,066,030

1,760	North Hudson Sewerage Authority, New Jersey, Gross Revenue Lease Certificates, Senior Lien Series 2012A, 5.000%, 6/01/23 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (4)	1,966,765

2,000	Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2003, 5.000%, 12/15/19 – AGM Insured	No Opt. Call	AA	2,105,240

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
5,805	4.625%, 6/01/26 (Pre-refunded 4/26/18)	4/18 at 100.00	BBB (4)	5,809,992
1,970	5.000%, 6/01/29 (Pre-refunded 4/26/18)	4/18 at 100.00	BBB– (4)	1,976,383
6,520	4.750%, 6/01/34 (Pre-refunded 4/26/18)	4/18 at 100.00	BB– (4)	6,519,870
16,880	5.000%, 6/01/41 (Pre-refunded 4/26/18)	4/18 at 100.00	B (4)	16,879,494
69,410	Total New Jersey			73,431,892

	New Mexico – 0.2%

3,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB	3,187,710

3,070	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	A1	3,190,006

190	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.500%, 10/01/18	No Opt. Call	N/R	190,169
6,260	Total New Mexico			6,567,885

	New York – 14.3%

11,125	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42	1/27 at 100.00	BBB–	12,376,896

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	1,183,105
7,745	6.375%, 7/15/43 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	8,380,942

66

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$520	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 4.000%, 7/01/45	7/25 at 100.00	BBB+	$505,658

	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Charter School for Applied Technologies, Series 2017A:
500	4.500%, 6/01/27	6/24 at 103.00	BBB–	530,420
250	5.000%, 6/01/35	6/24 at 103.00	BBB–	265,848

1,440	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Series 2017, 5.000%, 1/01/47	1/27 at 100.00	A+	1,624,565

2,500	Build New York City Resource Corporation, New York, Revenue Bonds, Manhattan College, Series 2017, 5.000%, 8/01/47	8/27 at 100.00	A–	2,802,475

7,500	Dormitory Authority of the State of New York State Personal Income tax Revenue Bonds (General Purpose), Series 2017A, 5.000%, 2/15/38	2/27 at 100.00	AAA	8,622,150

	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2017A:
2,000	5.000%, 7/01/30	7/27 at 100.00	Aa3	2,352,540
2,170	5.000%, 7/01/31	7/27 at 100.00	Aa3	2,542,871
2,500	5.000%, 7/01/32	7/27 at 100.00	Aa3	2,918,525

8,145	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A–	8,887,743

4,400	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2017., 5.000%, 7/01/42	7/27 at 100.00	AA	5,044,424

4,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 (Pre-refunded 7/01/20) – AGM Insured	7/20 at 100.00	AA (4)	5,360,914

2,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2017A, 5.000%, 7/01/29	7/27 at 100.00	Aa2	2,392,100

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
100	5.000%, 12/01/34, 144A	6/27 at 100.00	BBB–	109,206
300	5.000%, 12/01/36, 144A	6/27 at 100.00	BBB–	325,923

	Dormitory Authority of the State of New York, Revenue Bonds, Teachers College, Series 2017:
500	5.000%, 7/01/29	7/27 at 100.00	A+	587,690
175	5.000%, 7/01/32	7/27 at 100.00	A+	202,913

5	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2009A, 5.000%, 2/15/39 (Pre-refunded 2/15/19)	2/19 at 100.00	N/R (4)	5,147

10	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2009A, 5.000%, 2/15/39 (Pre-refunded 2/15/19)	2/19 at 100.00	AAA (4)	10,293

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 2016-XF0525:
1,875	10.751%, 2/15/39, 144A (IF)	2/19 at 100.00	N/R	2,034,188
120	10.751%, 2/15/39, 144A (IF)	2/19 at 100.00	AAA	130,188
2,195	10.743%, 2/15/39, 144A (IF)	2/19 at 100.00	AAA	2,381,114
138	10.743%, 2/15/39, 144A (IF)	2/19 at 100.00	N/R	149,159

10,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2017A Group A, 5.000%, 3/15/28	3/27 at 100.00	AAA	12,011,400

67

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$1,365	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2017A, 6.240%, 2/01/47	2/27 at 100.00	N/R	$1,348,661

6,975	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A, 5.000%, 2/15/32	2/27 at 100.00	Aa3	8,136,477

155	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	AA–	168,936

245	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (4)	271,551

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017.:
1,000	5.000%, 9/01/23	No Opt. Call	A–	1,134,440
500	5.000%, 9/01/25	No Opt. Call	A–	581,135

3,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	A– (4)	3,139,770

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
1,000	5.000%, 5/01/36 (Pre-refunded 5/01/21) – AGM Insured	5/21 at 100.00	AA (4)	1,095,060
1,980	5.000%, 5/01/38 (Pre-refunded 5/01/21)	5/21 at 100.00	A– (4)	2,168,219

1,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Climate Bond Certified, Green Series 2017B-1, 5.000%, 11/15/29	11/27 at 100.00	AA	1,195,500

3,425	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Climate Bond Certified, Refunding Green Series 2017B-2, 5.000%, 11/15/28	11/27 at 100.00	AA	4,117,124

	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Capital Appreciation, Green Bonds, Series 2017C-2:
2,000	0.000%, 11/15/27	No Opt. Call	AA–	1,490,640
5,000	0.000%, 11/15/29	No Opt. Call	AA–	3,438,150

7,100	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2017, 5.000%, 12/01/46	12/26 at 100.00	A–	7,822,567

	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2017A:
1,400	5.000%, 7/01/34	7/27 at 100.00	AA–	1,630,678
1,000	5.000%, 7/01/36	7/27 at 100.00	AA–	1,158,630
1,000	5.000%, 7/01/37	7/27 at 100.00	AA–	1,157,750

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
235	5.000%, 7/01/23	No Opt. Call	A–	262,965
300	5.000%, 7/01/24	No Opt. Call	A–	339,393
210	5.000%, 7/01/26	7/24 at 100.00	A–	236,290

	Nassau County, New York, General Obligation Bonds, General Improvement Series 2017C.:
6,780	5.000%, 10/01/30	10/27 at 100.00	A+	7,917,548
2,220	5.000%, 10/01/31	10/27 at 100.00	A+	2,580,484

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
3,000	5.750%, 10/01/37 (8)	6/18 at 100.00	N/R	930,000
1,000	5.875%, 10/01/46 (8)	10/37 at 100.00	N/R	310,000

68

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$715	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	$748,498

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series DD:
5,000	5.250%, 6/15/47	12/26 at 100.00	AA+	5,830,600
1,000	5.000%, 6/15/47	12/26 at 100.00	AA+	1,141,410

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series EE:
5,000	5.000%, 6/15/36	6/27 at 100.00	AA+	5,811,650
5,000	5.000%, 6/15/37	6/27 at 100.00	AA+	5,798,550

1,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 2015-XF0097, 13.227%, 6/15/39, 144A (IF)	6/19 at 100.00	AA+	1,143,410

	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2018, Series 2017S-1:
17,150	5.000%, 7/15/31	7/27 at 100.00	AA	20,153,651
5,000	5.000%, 7/15/35	7/27 at 100.00	AA	5,800,450

15,085	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1, 5.000%, 7/15/43	1/26 at 100.00	AA	17,019,500

10,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series C, 5.000%, 11/01/30	5/27 at 100.00	AAA	12,386,220

10,750	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series E-1, 5.000%, 2/01/43	2/27 at 100.00	AAA	12,298,537

6,885	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series F-1, 5.000%, 5/01/39	5/27 at 100.00	AAA	7,930,625

11,845	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2018 Series A-2., 5.000%, 8/01/39	8/27 at 100.00	AAA	13,686,542

	New York City, New York, General Obligation Bonds, Fiscal 2017 Series C:
10,000	5.000%, 8/01/27	2/27 at 100.00	AA	11,890,600
5,000	5.000%, 8/01/28	2/27 at 100.00	AA	5,919,300

	New York City, New York, General Obligation Bonds, Fiscal 2018 Series A:
7,970	5.000%, 8/01/27	No Opt. Call	AA	9,537,699
4,000	5.000%, 8/01/28	8/27 at 100.00	AA	4,772,200

	New York City, New York, General Obligation Bonds, Fiscal 2018 Series B-1:
11,000	5.250%, 10/01/31	10/27 at 100.00	AA	13,263,800
10,315	5.000%, 10/01/39	10/27 at 100.00	AA	11,916,301

7,000	New York Convention Center Development Corporation, New York, Revenue Bonds, Hotel Unit Fee Secured, Refunding Series 2015, 5.000%, 11/15/40	11/25 at 100.00	Aa3	7,875,700

13,730	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	14,578,102

New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2017A:

10,000	5.000%, 6/15/42	6/27 at 100.00	AAA	11,623,300
15,000	5.000%, 6/15/46	6/27 at 100.00	AAA	17,356,500

69

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$575	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.500%, 1/01/19	No Opt. Call	AA	$590,427

2,495	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/20 (Alternative Minimum Tax)	No Opt. Call	BB–	2,638,013

2,660	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	2,805,582

	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
8,120	4.000%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	7/24 at 100.00	AA	8,377,810
14,340	5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	15,553,164

3,500	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42, 144A (Alternative Minimum Tax)	6/18 at 100.00	BB+	3,502,170

4,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth Series 2017, 5.000%, 11/15/35	11/27 at 100.00	AA–	4,685,760

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Second Series 2017:
6,500	5.000%, 10/15/33 (Alternative Minimum Tax)	4/27 at 100.00	AA–	7,433,465
11,000	5.000%, 10/15/36 (Alternative Minimum Tax)	4/27 at 100.00	AA–	12,468,720
12,235	5.000%, 4/15/37 (Alternative Minimum Tax)	4/27 at 100.00	AA–	13,837,907

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	874,373

1,170	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc. Project, Refunding Series 2010, 5.875%, 12/01/30	12/20 at 100.00	BBB–	1,270,690

	Suffolk County, New York, General Obligation Bonds, Refunding Series 2017A:
5,000	5.000%, 2/01/25 – AGM Insured	No Opt. Call	AA	5,749,500
5,000	5.000%, 2/01/26 – AGM Insured	No Opt. Call	AA	5,814,000
3,675	5.000%, 2/01/27 – AGM Insured	No Opt. Call	AA	4,312,759

4,370	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2017C-2, 5.000%, 11/15/42	11/27 at 100.00	AA–	5,067,583

10,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2018A., 5.000%, 11/15/45	5/28 at 100.00	AA–	11,619,900

1,360	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2017A2, 5.000%, 11/15/42	5/27 at 100.00	AA–	1,567,305

1,400	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010B, 5.000%, 9/01/20	No Opt. Call	A3	1,497,328

4,405	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	4,409,273

8,000	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A, 5.000%, 6/01/41	6/27 at 100.00	BBB+	8,672,000

25,480	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015, 5.000%, 12/15/37	12/25 at 100.00	AAA	29,299,452

15,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2017, 5.000%, 12/15/40	12/27 at 100.00	AAA	17,563,050

70

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$5,200	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46	11/25 at 100.00	BBB	$5,540,392
471,383	Total New York			530,004,133

	North Carolina – 0.4%

1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 2016-XL0012, 10.697%, 7/01/38, 144A (IF) (5)	7/20 at 100.00	AAA	2,146,662

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1993B, 6.000%, 1/01/22 – FGIC Insured (ETM)	No Opt. Call	Baa2 (4)	1,139,310

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA (4)	1,037,700

	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Southminster Project, Refunding Series 2016:
335	5.000%, 10/01/31	10/24 at 102.00	N/R	364,812
890	5.000%, 10/01/37	10/24 at 102.00	N/R	957,409

	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A:
1,930	5.000%, 7/01/47	7/26 at 100.00	BBB–	2,113,948
1,005	5.000%, 7/01/51	7/26 at 100.00	BBB–	1,100,043
4,310	5.000%, 7/01/54	7/26 at 100.00	BBB–	4,717,597

2,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (4)	2,061,420
14,250	Total North Carolina			15,638,901

	North Dakota – 0.3%

2,585	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/38 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (4)	2,882,249

2,060	Burleigh County, North Dakota, Multi–County Sales Tax Revenue Bonds, Series 2015A, 3.750%, 11/01/34 – AGM Insured	11/22 at 100.00	AA	2,085,050

	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
2,100	4.000%, 12/01/27	12/21 at 100.00	A–	2,135,700
3,535	5.000%, 12/01/32	12/21 at 100.00	A–	3,756,821
10,280	Total North Dakota			10,859,820

	Ohio – 2.5%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset–Backed Revenue Bonds, Senior Lien, Series 2007A–2:
9,370	5.125%, 6/01/24	5/18 at 100.00	B–	9,185,317
12,920	5.875%, 6/01/30	5/18 at 100.00	B–	12,857,855
4,060	5.750%, 6/01/34	5/18 at 100.00	B–	3,988,950
20,260	5.875%, 6/01/47	5/18 at 100.00	B–	20,032,075

	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
3,000	5.250%, 11/01/29 (Pre-refunded 11/01/20)	11/20 at 100.00	A (4)	3,258,720
2,000	5.750%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A (4)	2,197,560

71

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/20 at 100.00	N/R	$3,211,122

	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C:
2,725	5.625%, 8/15/29 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R (4)	2,765,166
525	5.625%, 8/15/29	8/18 at 100.00	A3	532,151

5,820	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	A+ (4)	6,654,472

1,500	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	1,636,395

3,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	3,732,645

1,500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18) (8)	No Opt. Call	C	474,375

2,730	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	2,810,917

1,075	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 4.250%, 1/15/38, 144A (Alternative Minimum Tax)	1/28 at 100.00	N/R	1,080,074

1,250	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21) (8)	No Opt. Call	C	395,313

700	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20) (8)	No Opt. Call	C	221,375

4,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax) (8)	No Opt. Call	C	1,265,000

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
1,250	5.000%, 12/01/22	No Opt. Call	BB–	1,305,912
3,000	5.750%, 12/01/32	12/22 at 100.00	BB–	3,254,250
2,000	6.000%, 12/01/42	12/22 at 100.00	BB–	2,169,320

700	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, Storypoint Waterville Project, Series 2016A–1, 6.125%, 1/15/34, 144A	1/24 at 104.00	N/R	725,151

2,980	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/19 at 100.00	Aa1	3,040,613

	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
2,000	5.000%, 12/01/27	12/22 at 100.00	Ba1	2,119,060
2,500	5.000%, 12/01/32	12/22 at 100.00	Ba1	2,620,400
94,405	Total Ohio			91,534,188

	Oklahoma – 0.7%

4,385	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B., 5.500%, 8/15/52 (WI/DD, Settling 4/04/18)	8/28 at 100.00	Baa3	4,898,878

72

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Oklahoma Development Finance Authority, Revenue Bonds, Provident Oklahoma Education Resources Inc. – Cross Village Student Housing Project, Series 2017:
$7,500	5.000%, 8/01/52	8/27 at 100.00	BBB–	$7,994,475
2,500	5.250%, 8/01/57	8/27 at 100.00	BBB–	2,692,725

9,090	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2015, 5.000%, 6/01/35 (Mandatory put 6/01/25) (Alternative Minimum Tax)	6/25 at 100.00	BB–	9,803,292
23,475	Total Oklahoma			25,389,370

	Oregon – 0.6%

8,500	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Saint Charles Health System, Inc., Series 2016A, 5.000%, 1/01/48	1/26 at 100.00	A+	9,273,585

	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A:
1,855	5.400%, 10/01/44	10/24 at 100.00	N/R	1,986,909
1,600	5.500%, 10/01/49	10/24 at 100.00	N/R	1,718,096

935	Oregon Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30, 144A (Pre-refunded 9/01/20)	9/20 at 100.00	N/R (4)	1,013,680

885	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A, 5.150%, 7/01/42 (Alternative Minimum Tax)	1/20 at 100.00	Aaa	916,143

7,155	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2010-20C, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/20 at 100.00	AA–	7,589,523
20,930	Total Oregon			22,497,936

	Pennsylvania – 3.1%

315	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	B	318,330

1,125	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011, 6.750%, 11/01/31	11/21 at 100.00	BBB	1,249,706

1,750	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (Mandatory put 7/01/21) (8)	No Opt. Call	C	553,438

	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A:
5,800	4.375%, 1/01/35 (Mandatory put 7/01/22) (8)	No Opt. Call	CCC–	5,078,016
450	3.500%, 4/01/41 (Mandatory put 6/01/20) (8)	No Opt. Call	C	142,313

2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20) (8)	No Opt. Call	C	632,500

100	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	102,675

900	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	929,790

73

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$1,545	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015, 5.000%, 1/01/38	1/25 at 100.00	BBB+	$1,677,267

2,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.125%, 10/01/34 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB (4)	2,043,980

705	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (4)	762,352

910	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 2017–XF2454, 13.430%, 8/01/24, 144A (IF) (5)	8/20 at 100.00	N/R	1,174,910

	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
1,860	5.250%, 1/15/45	1/25 at 100.00	Baa3	1,979,765
1,310	5.250%, 1/15/46	1/25 at 100.00	Baa3	1,393,552

3,990	Montgomery County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2007A, 5.250%, 7/01/42 (Alternative Minimum Tax)	7/18 at 100.00	AA–	4,019,406

1,650	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	1,745,865

1,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	B+	1,022,980

2,465	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (4)	2,612,333

	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015:
5,555	5.000%, 12/31/38 (Alternative Minimum Tax)	6/26 at 100.00	BBB	6,010,343
3,750	5.000%, 6/30/42 (Alternative Minimum Tax)	6/26 at 100.00	BBB	4,040,887

1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (4)	1,304,256

4,500	Pennsylvania State, General Obligation Bonds, Refunding First Series 2015, 5.000%, 8/15/24	No Opt. Call	Aa3	5,118,480

7,405	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A1	8,191,781

15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	18,541,800

480	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 5.750%, 11/15/30	11/20 at 100.00	BB	492,960

2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30 (Pre-refunded 8/01/20)	8/20 at 100.00	A (4)	2,143,320

4,000	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B., 5.000%, 7/01/34 (Alternative Minimum Tax)	7/27 at 100.00	A	4,520,760

74

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$260	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA	$274,394

2,380	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41 (Pre-refunded 8/01/20)	8/20 at 100.00	A (4)	2,631,518

8,875	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/28	11/22 at 100.00	A+	9,845,126

2,400	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/30 – AGM Insured	8/20 at 100.00	AA	2,542,608

3,000	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 5.000%, 6/01/28 (Pre-refunded 6/01/21)	6/21 at 100.00	AA– (4)	3,289,770

	The Hospitals and Higher Education Facilities Authority of Philadelphia, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017:
8,865	5.000%, 7/01/31	7/27 at 100.00	BBB–	9,767,191
1,930	5.000%, 7/01/32	7/27 at 100.00	BBB–	2,116,901
5,400	5.000%, 7/01/34	7/27 at 100.00	BBB–	5,878,872
106,875	Total Pennsylvania			114,150,145

	South Carolina – 0.7%

480	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	AA–	498,048

5,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series 2016B, 5.000%, 12/01/56	12/26 at 100.00	A+	5,412,150

7,140	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Refunding Series 2012D, 5.000%, 12/01/43	6/22 at 100.00	A+	7,511,494

70	South Carolina Public Service Authority, Revenue Obligation Bonds, Santee Cooper Electric System, Series 2008A, 5.375%, 1/01/28 (Pre-refunded 1/01/19)	1/19 at 100.00	A+ (4)	71,957

1,930	South Carolina Public Service Authority, Revenue Obligation Bonds, Santee Cooper Electric System, Series 2008A, 5.375%, 1/01/28 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA (4)	1,983,943

2,165	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A, 5.000%, 12/01/31	6/26 at 100.00	A+	2,413,239

2,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.500%, 12/01/33	12/23 at 100.00	A+	2,237,460

4,520	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013E, 5.000%, 12/01/48	12/23 at 100.00	A+	4,798,432
23,305	Total South Carolina			24,926,723

	South Dakota – 0.1%

2,500	Rapid City, South Dakota, Airport Customer Facility Charge Revenue Bonds, Recovery Zone Facility Bond Series 2010B, 7.000%, 12/01/30	12/20 at 102.00	N/R	2,726,700

1,000	Rapid City, South Dakota, Airport Revenue Bonds, Passenger Facility Charge Supported, Refunding Series 2011A, 7.000%, 12/01/35	12/19 at 100.00	Baa3	1,083,830

75

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Dakota (continued)

$910	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	$1,003,967
4,410	Total South Dakota			4,814,497

	Tennessee – 1.2%

3,670	Blount County Public Building Authority, Tennessee, Local Government Public Improvement Loan Bonds, Washington County, Series 2007B-12-A, 4.375%, 6/01/35 (Pre-refunded 6/01/19) – SYNCORA GTY Insured	6/19 at 100.00	AA (4)	3,787,073

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic Health Initiatives, Series 2008D:
510	6.000%, 10/01/23	10/18 at 100.00	BBB+	519,807
1,500	6.125%, 10/01/28	10/18 at 100.00	BBB+	1,530,285

3,000	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.625%, 10/01/39	10/19 at 100.00	N/R	3,150,570

1,440	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012, 5.000%, 11/01/26	11/21 at 100.00	A	1,563,480

1,900	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 5.500%, 6/15/37, 144A	6/27 at 100.00	N/R	1,855,825

5,240	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46 (UB) (5)	7/26 at 100.00	A3	5,798,427

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009A:
215	5.000%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	225,329
785	5.000%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	AA+ (4)	823,897

	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Green Series 2017A:
1,685	5.000%, 7/01/42	7/27 at 100.00	AA	1,946,411
6,105	5.000%, 7/01/46	7/27 at 100.00	AA	7,030,884

635	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement & Refunding Series 2009, 5.250%, 12/01/39 (Pre-refunded 12/01/19) – AGM Insured	12/19 at 100.00	AA (4)	671,214

1,365	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement & Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA	1,440,075

1,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	A	1,099,340

10,870	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2017A, 4.000%, 5/01/48 (Mandatory put 5/01/23)	5/23 at 100.43	A	11,626,769
39,920	Total Tennessee			43,069,386

	Texas – 7.6%

	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education, Series 2016A:
125	5.000%, 12/01/46	12/26 at 100.00	BBB–	133,595
740	5.000%, 12/01/51	12/26 at 100.00	BBB–	784,777

76

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$10,000	Arlington, Texas, Special Tax Revenue Bonds, Subordinate Senior Lien Series 2018C., 5.000%, 2/15/48 – BAM Insured	2/23 at 100.00	AA	$10,674,700

5,280	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Combined Venue Tax Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA	5,519,712

3,635	Brazos County Health Facilities Development Corporation, Texas, Franciscan Services Corporation Obligated Group-St Joseph Regional, Revenue Bonds, Series 2008, 5.000%, 1/01/23 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (4)	3,665,280

430	Brownsville, Texas, Utility System Revenue Bonds, Refunding Series 2008, 5.000%, 9/01/27 – AGM Insured	9/18 at 100.00	AA	435,672

1,745	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/25 (Pre-refunded 1/01/20)	1/20 at 100.00	BBB+ (4)	1,862,787

3,400	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (4)	3,792,598

2,100	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 8.750%, 2/15/28	6/18 at 100.00	B+	2,104,494

2,745	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	BBB+	2,897,759

1,250	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2013, 6.000%, 8/15/33	8/23 at 100.00	BBB+	1,427,237

2,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2014A, 4.250%, 12/01/34	12/24 at 100.00	BBB–	2,540,500

9,700	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2015A, 5.000%, 12/01/50	6/25 at 100.00	BBB–	10,190,141

12,265	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Series 2016A, 5.000%, 12/01/46 (UB) (5)	12/25 at 100.00	AA+	13,789,417

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2011C:
3,500	5.000%, 11/01/24	11/20 at 100.00	A+	3,766,140
1,500	5.000%, 11/01/25	11/20 at 100.00	A+	1,613,670

20	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A+	21,437

5,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (Alternative Minimum Tax)	11/21 at 100.00	A+	5,389,600

1,720	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa3	1,767,627

1,075	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	1,114,237

8,585	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	Baa3	9,133,581

2,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Thermal Utility Revenue Bonds, TECO Project, Series 2017., 5.000%, 11/15/26	No Opt. Call	AA	2,370,060

2,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.250%, 12/01/35 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (4)	2,074,500

77

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$3,000	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28	7/20 at 100.00	A	$3,132,000

1,270	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011A, 5.000%, 7/01/25 (Alternative Minimum Tax)	7/21 at 100.00	A+	1,374,089

1,735	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/30 (Alternative Minimum Tax)	7/25 at 100.00	BB–	1,897,448

1,500	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015C, 5.000%, 7/15/20 (Alternative Minimum Tax)	No Opt. Call	BB–	1,586,445

250	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	BB–	272,585

8,755	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2017B, 5.000%, 11/15/37	11/27 at 100.00	Aa2	10,160,440

1,955	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	A2	2,139,083

335	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/34	9/24 at 100.00	A2	369,080

	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015:
1,360	5.000%, 8/15/30	8/25 at 100.00	BBB+	1,496,966
1,280	5.000%, 8/15/35	8/25 at 100.00	BBB+	1,385,523

6,720	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (Alternative Minimum Tax)	11/22 at 100.00	A3	7,323,725

1,315	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31, 144A (Alternative Minimum Tax)	10/18 at 103.00	BB–	1,368,021

4,590	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45, 144A (Alternative Minimum Tax)	1/26 at 102.00	N/R	3,903,152

	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy at Willow Bend Project, Series 2016:
665	5.000%, 11/01/46	11/23 at 103.00	N/R	695,164
805	5.000%, 11/01/51	11/23 at 103.00	N/R	838,585

	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communities Crestview Project, Series 2016:
1,100	5.000%, 11/15/36	11/24 at 102.00	N/R	1,150,072
1,550	5.000%, 11/15/46	11/24 at 102.00	N/R	1,605,893

755	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc. Project, Series 2014, 5.500%, 1/01/43	1/25 at 100.00	N/R	807,956

78

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$8,455	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Westminster Project, Series 2016, 4.000%, 11/01/36	11/24 at 102.00	N/R	$8,443,755

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, L.L.C. – Texas A&M University-Corpus Christi Project, Series 2016A:

30	5.000%, 4/01/31	4/26 at 100.00	BBB–	31,491
360	5.000%, 4/01/36	4/26 at 100.00	BBB–	372,463
65	5.000%, 4/01/48	4/26 at 100.00	BBB–	66,461

6,625	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A, 4.100%, 4/01/34 – AGM Insured	4/24 at 100.00	AA	6,773,466

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, L.L.C. – Texas A&M University - San Antonio Project, Series 2016A:

1,275	5.000%, 4/01/31	4/26 at 100.00	BBB–	1,348,976
1,290	5.000%, 4/01/36	4/26 at 100.00	BBB–	1,340,813
2,445	5.000%, 4/01/48	4/26 at 100.00	BBB–	2,514,731

1,250	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF–Collegiate Housing Foundation – Stephenville II, L.L.C. – Tarleton State University Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	BBB–	1,355,512

3,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston – Texas A&M University at Galveston Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	Baa3	3,253,230

10,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series 2015A, 5.000%, 7/01/47	7/25 at 100.00	B1	8,376,400

1,500	New Hope Cultural Educational Finance Corp, Texas, Hospital Revenue Bonds, Childrens Health Systems, Series 2017A., 5.000%, 8/15/28	8/27 at 100.00	Aa2	1,766,130

10,880	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C, 0.000%, 9/01/45 (Pre-refunded 9/01/31) (7)	9/31 at 100.00	AA+ (4)	13,065,357

2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	AA+ (4)	2,235,980

560	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.000%, 1/01/28	1/19 at 100.00	A1	576,828

2,440	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.000%, 1/01/28 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	2,517,592

4,410	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/34	1/25 at 100.00	A2	4,896,379

2,695	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010D-1, 5.000%, 10/01/30	10/20 at 100.00	AAA	2,890,091

	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A:
655	5.000%, 2/01/29	2/24 at 100.00	Ba2	688,366
1,805	5.000%, 2/01/34	2/24 at 100.00	Ba2	1,910,394
385	5.125%, 2/01/39	2/24 at 100.00	Ba2	400,192

79

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$645	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	$769,530

9,030	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Refunding Series 2009, 5.000%, 10/01/36 (Pre-refunded 10/01/19)	10/19 at 100.00	AA– (4)	9,477,436

	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010:
70	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	75,990
870	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (4)	946,560

3,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources System, Series 2016A, 5.000%, 2/15/41	8/26 at 100.00	AA	3,384,120

3,670	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/27	12/22 at 100.00	A3	4,040,083

5,270	Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%, 12/31/40 (Alternative Minimum Tax)	12/25 at 100.00	Baa3	5,760,795

845	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	913,268

7,800	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	8,608,782

7,300	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	Baa3	8,479,534

1,750	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 2015-XF0075, 13.377%, 8/01/34, 144A (IF)	8/19 at 100.00	AAA	2,027,375

	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B:
16,500	0.000%, 8/15/36	8/24 at 59.60	A–	7,537,530
7,000	0.000%, 8/15/37	8/24 at 56.94	A–	3,051,160

11,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/42	8/24 at 100.00	BBB+	11,953,590

115	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	N/R	124,130

600	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (4)	675,642

	University of Houston, Texas, Consolidated Revenue Bonds, Refunding Series 2017C.:
5,510	5.000%, 2/15/30	2/26 at 100.00	AA	6,373,031
11,615	5.000%, 2/15/31	2/26 at 100.00	AA	13,389,888

500	Uptown Development Authority, Houston, Texas, Tax Increment Contract Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.250%, 9/01/24 (Pre-refunded 9/01/19)	9/19 at 100.00	BBB (4)	524,495

1,030	Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax Increment Revenue Bonds, Refunding Road Improvement Series 2015, 6.000%, 12/01/32 – BAM Insured	12/24 at 100.00	AA	1,243,581

80

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,135	Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax Increment Revenue Bonds, Refunding Utility Improvement Series 2015, 6.000%, 12/01/31 – BAM Insured	12/24 at 100.00	AA	$1,372,669
277,635	Total Texas			284,129,544

	Utah – 0.9%

20,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017A, 5.000%, 7/01/42 (Alternative Minimum Tax)	7/27 at 100.00	A+	22,367,600

	Utah State Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012:
575	5.600%, 7/15/22	No Opt. Call	BB+	597,080
850	6.300%, 7/15/32	7/22 at 100.00	BB+	896,299

1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Navigator Pointe Academy Project, Series 2010A, 5.625%, 7/15/40	7/20 at 100.00	BBB	1,018,640

1,250	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.250%, 7/15/30	7/20 at 100.00	BBB–	1,332,087

1,135	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BB	1,167,677

	Utah State Charter School Finance Authority, Revenue Bonds, George Washington Academy Project, Series 2011A:
2,035	7.750%, 7/15/31 (Pre-refunded 7/15/21)	7/21 at 100.00	BBB– (4)	2,348,980
3,520	8.000%, 7/15/41 (Pre-refunded 7/15/21)	7/21 at 100.00	BBB– (4)	4,184,048
30,365	Total Utah			33,912,411

	Vermont – 0.1%

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A:
1,815	6.125%, 1/01/28 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (4)	2,018,534
1,000	6.250%, 1/01/33 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (4)	1,115,470
2,815	Total Vermont			3,134,004

	Virginia – 1.3%

375	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	5/18 at 100.00	AA	376,140

2,000	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Series 2011C, 5.000%, 10/01/26 (Alternative Minimum Tax)	10/21 at 100.00	AA–	2,179,620

3,745	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B, 0.000%, 10/01/31 – AGC Insured	No Opt. Call	AA	2,265,388

	Richmond, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2017D.:
1,080	5.000%, 3/01/31	No Opt. Call	AA+	1,345,226
255	5.000%, 3/01/32	No Opt. Call	AA+	319,936

10,070	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	5/18 at 100.00	B–	9,989,843

1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	1,055,210

81

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017:
$7,215	5.000%, 12/31/49 (Alternative Minimum Tax)	6/27 at 100.00	BBB	$7,848,838
6,220	5.000%, 12/31/52 (Alternative Minimum Tax)	6/27 at 100.00	BBB	6,751,312

5,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB	5,870,535

	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
3,515	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	3,842,493
6,515	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	7,126,628
47,490	Total Virginia			48,971,169

	Washington – 1.8%

6,220	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	A1 (4)	6,790,187

960	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2016-XL0006, 15.142%, 6/01/34, 144A (IF) (5)	6/19 at 100.00	AA	1,123,795

2,450	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	2,538,126

540	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	661,068

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016:
3,825	5.000%, 12/01/30	12/26 at 100.00	Baa2	4,214,270
1,950	5.000%, 12/01/31	12/26 at 100.00	Baa2	2,142,368
4,000	5.000%, 12/01/32	12/26 at 100.00	Baa2	4,385,240
1,120	5.000%, 12/01/37	12/26 at 100.00	Baa2	1,204,638

2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	2,136,140

3,535	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	3,848,484

	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012:
2,775	5.000%, 12/01/27 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	3,072,591
2,435	5.000%, 12/01/42 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	2,696,129

1,600	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/28	5/24 at 100.00	A+	1,793,696

	Washington Health Care Facilities Authority, Revenue Bonds, Yakima Valley Memorial Hospital Association, Series 2016:
6,000	5.000%, 12/01/41	12/26 at 100.00	Baa3	6,471,720
5,930	5.000%, 12/01/46	12/26 at 100.00	Baa3	6,373,623

845	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	Baa1	880,152

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
1,155	6.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,218,664
2,000	7.000%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Baa1 (4)	2,124,780

82

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$3,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.375%, 10/01/29 (Pre-refunded 10/01/19)	10/19 at 100.00	Baa1 (4)	$3,158,340

	Washington State Housing Finance Commission, Nonprofit Refunding Revenue Bonds, Wesley Homes at Lea Hill Project, Series 2016:
1,155	5.000%, 7/01/41, 144A	7/26 at 100.00	N/R	1,185,527
2,000	5.000%, 7/01/46, 144A	7/26 at 100.00	N/R	2,043,220
3,805	5.000%, 7/01/51, 144A	7/26 at 100.00	N/R	3,874,175

1,100	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 5.000%, 7/01/28	7/23 at 100.00	A–	1,211,584

2,340	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community, Refunding Series 2012, 5.000%, 1/01/48	1/23 at 100.00	BBB–	2,421,666
62,740	Total Washington			67,570,183

	West Virginia – 0.1%

1,020	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	Baa1	1,061,585

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/28	10/18 at 100.00	N/R	1,011,180

1,585	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A, 4.000%, 6/01/41	6/26 at 100.00	A	1,608,109
3,605	Total West Virginia			3,680,874

	Wisconsin – 3.7%

5,000	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A, 6.500%, 2/01/31, 144A	2/19 at 102.00	BBB+	5,261,850

1,250	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A, 5.000%, 2/01/36, 144A	2/26 at 100.00	N/R	1,237,163

2,155	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A, 5.000%, 6/15/46, 144A	6/26 at 100.00	N/R	1,980,833

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A:
240	5.500%, 10/01/22	No Opt. Call	BB+	255,487
375	6.000%, 10/01/32	10/22 at 100.00	BB+	398,599

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation, Inc. of North Carolina Project, Series 2014A:
1,080	5.000%, 10/01/34	10/22 at 100.00	BB+	1,094,299
500	5.125%, 10/01/45	10/22 at 100.00	BB+	504,490

83

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1:
$11	0.000%, 1/01/47, 144A	3/28 at 37.76	N/R	$333
10	0.000%, 1/01/48, 144A	3/28 at 35.85	N/R	291
9	0.000%, 1/01/49, 144A	3/28 at 34.04	N/R	286
9	0.000%, 1/01/50, 144A	3/28 at 32.32	N/R	277
9	0.000%, 1/01/51, 144A	3/28 at 30.69	N/R	272
12	0.000%, 1/01/52, 144A	3/28 at 29.14	N/R	354
11	0.000%, 1/01/53, 144A	3/28 at 27.67	N/R	349
11	0.000%, 1/01/54, 144A	3/28 at 26.27	N/R	338
11	0.000%, 1/01/55, 144A	3/28 at 24.94	N/R	331
11	0.000%, 1/01/56, 144A	3/28 at 23.68	N/R	324
508	5.500%, 7/01/56, 144A	3/28 at 100.00	N/R	509,869
12	0.000%, 1/01/57, 144A	3/28 at 22.49	N/R	359
11	0.000%, 1/01/58, 144A	3/28 at 21.35	N/R	350
11	0.000%, 1/01/59, 144A	3/28 at 20.27	N/R	340
11	0.000%, 1/01/60, 144A	3/28 at 19.25	N/R	333
11	0.000%, 1/01/61, 144A	3/28 at 18.28	N/R	329
10	0.000%, 1/01/62, 144A	3/28 at 17.35	N/R	320
10	0.000%, 1/01/63, 144A	3/28 at 16.48	N/R	313
10	0.000%, 1/01/64, 144A	3/28 at 15.65	N/R	306
10	0.000%, 1/01/65, 144A	3/28 at 14.86	N/R	301
11	0.000%, 1/01/66, 144A	3/28 at 14.11	N/R	325
128	0.000%, 1/01/67, 144A	3/28 at 13.39	N/R	3,909

	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B:
27	0.000%, 1/01/46, 144A	3/28 at 49.42	N/R	817
27	0.000%, 1/01/47, 144A	3/28 at 47.50	N/R	806
26	0.000%, 1/01/48, 144A	3/28 at 45.66	N/R	800
26	0.000%, 1/01/49, 144A	3/28 at 43.89	N/R	795
26	0.000%, 1/01/50, 144A	3/28 at 42.18	N/R	784
28	0.000%, 1/01/51, 144A	3/28 at 40.54	N/R	858
736	3.750%, 7/01/51, 144A	3/28 at 100.00	N/R	734,380
28	0.000%, 1/01/52, 144A	3/28 at 38.97	N/R	853
28	0.000%, 1/01/53, 144A	3/28 at 37.46	N/R	841
27	0.000%, 1/01/54, 144A	3/28 at 36.00	N/R	836
27	0.000%, 1/01/55, 144A	3/28 at 34.60	N/R	825
27	0.000%, 1/01/56, 144A	3/28 at 33.26	N/R	813
27	0.000%, 1/01/57, 144A	3/28 at 31.97	N/R	808
26	0.000%, 1/01/58, 144A	3/28 at 30.73	N/R	796
26	0.000%, 1/01/59, 144A	3/28 at 29.53	N/R	791
26	0.000%, 1/01/60, 144A	3/28 at 28.39	N/R	785
25	0.000%, 1/01/61, 144A	3/28 at 27.29	N/R	774
25	0.000%, 1/01/62, 144A	3/28 at 26.23	N/R	768
25	0.000%, 1/01/63, 144A	3/28 at 25.21	N/R	757
25	0.000%, 1/01/64, 144A	3/28 at 24.23	N/R	751
24	0.000%, 1/01/66, 144A	3/28 at 23.29	N/R	746
24	0.000%, 1/01/66, 144A	3/28 at 22.38	N/R	734
314	0.000%, 1/01/67, 144A	3/28 at 21.51	N/R	9,563

	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood Classical Preparatory School in Albuquerque, New Mexico, Series 2012A:
1,610	6.000%, 12/01/32	12/22 at 100.00	N/R	1,634,633
5,000	6.250%, 12/01/42	12/22 at 100.00	N/R	5,061,800

84

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$1,940	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	$2,085,946

3,845	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (Alternative Minimum Tax)	8/26 at 100.00	N/R	3,769,407

10,000	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 6.750%, 12/01/42, 144A	12/27 at 100.00	N/R	11,593,300

2,735	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series 2018A., 6.500%, 9/01/48	9/28 at 100.00	N/R	2,755,348

1,575	Public Finance Authority of Wisconsin, Revenue Bonds, Carolina International School, Series 2013A, 7.000%, 8/01/43, 144A	8/23 at 100.00	BB+	1,712,923

	Public Finance Authority of Wisconsin, Revenue Bonds, Denver international Airport Great Hall Project, Series 2017.:
1,320	5.000%, 9/30/37 (Alternative Minimum Tax)	9/27 at 100.00	BBB–	1,462,982
1,140	5.000%, 9/30/49 (Alternative Minimum Tax)	9/27 at 100.00	BBB–	1,251,013

5,000	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C, 4.300%, 11/01/30 (Alternative Minimum Tax)	5/26 at 100.00	BBB–	5,137,300

2,550	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	Aa3	2,932,449

1,455	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.250%, 4/15/24	4/20 at 100.00	A+	1,543,653

1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa2 (4)	1,337,590

625	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	Baa2	674,869

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health, Inc. Obligated Group, Series 2017A, 4.000%, 4/01/39	4/27 at 100.00	AA–	2,021,100

13,950	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	14,999,598

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
1,000	5.000%, 2/15/40	2/22 at 100.00	A–	1,064,570
35	4.500%, 2/15/40	2/22 at 100.00	A–	36,280

5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2016A, 5.000%, 2/15/46	2/26 at 100.00	A–	5,464,900

18,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A3	19,295,640

7,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (4)	7,870,660

435	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	475,046

85

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)		Ratings (3)	Value

	Wisconsin (continued)

$595	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/39 (Pre-refunded 2/15/19)	2/19 at 100.00		N/R (4)	$619,877

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A:
2,980	5.000%, 7/01/34	7/24 at 100.00		A–	3,237,323
2,100	4.350%, 7/01/36	7/21 at 100.00		A–	2,107,455

3,450	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43	8/23 at 100.00		A	3,713,304

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014:
5,000	5.000%, 12/01/34	12/22 at 102.00		N/R	5,271,650
4,435	5.000%, 12/01/44	12/22 at 102.00		N/R	4,641,671
4,225	5.250%, 12/01/49	12/22 at 102.00		N/R	4,472,669

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014:
1,880	5.250%, 10/01/39	10/22 at 102.00		N/R	2,034,780
1,000	5.375%, 10/01/44	10/22 at 102.00		N/R	1,085,300
3,500	5.500%, 10/01/49	10/22 at 102.00		N/R	3,808,875
129,652	Total Wisconsin				137,187,522

	Wyoming – 0.4%

2,000	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00		A	2,092,660

4,500	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.350%, 9/15/31 (Pre-refunded 3/15/21)	3/21 at 100.00		A3 (4)	5,081,490

	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
800	5.500%, 12/01/27	12/21 at 100.00		BBB+	860,192
2,500	6.000%, 12/01/36	12/21 at 100.00		BBB+	2,735,375

3,650	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00		BBB	3,986,603
13,450	Total Wyoming				14,756,320
$3,478,312	Total Municipal Bonds (cost $3,562,883,468)				3,722,516,426

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$134	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/19	N/R	$86,029

37	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/55	N/R	18,362
	Total Corporate Bonds (cost $11,429)				104,391
	Total Long-Term Investments (cost $3,562,894,897)				3,722,620,817
	Floating Rate Obligations – (1.8)%				(65,870,000)
	Other Assets Less Liabilities – 1.6%				58,395,343
	Net Assets – 100%				$3,715,146,160

86

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provision are not covered by the report of independent registered public accounting firm.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.

(7)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.

(8)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(9)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.

IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

87

Nuveen Inflation Protected Municipal Bond Fund

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.8%

	MUNICIPAL BONDS – 98.8%

	Alabama – 1.0%

$1,000	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/34	No Opt. Call	A3	$1,187,410

	Alaska – 2.0%

2,000	Alaska Municipal Bond Bank, General Obligation Bonds, 2016 Master Resolution Series 2017A, 5.000%, 10/01/27	No Opt. Call	AA–	2,348,220

	Arizona – 0.3%

390	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/19	No Opt. Call	A–	399,742

	California – 13.4%

1,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 10/01/27 – AGM Insured (4)	10/23 at 100.00	AA	1,135,290

65	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2017A, 5.000%, 8/15/32	8/27 at 100.00	BBB+	75,028

500	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017, 5.000%, 2/01/28	2/27 at 100.00	A+	586,345

850	California Municipal Finance Authority, Revenue Bonds, University of San Diego, Refunding Series 2012A, 5.000%, 10/01/31	10/22 at 100.00	A1	947,079

1,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2015, 5.000%, 9/01/25	No Opt. Call	AA–	1,184,490

1,025	Eastern Municipal Water District Financing Authority, California, Water and Wastewater Revenue Bonds, Series 2016B, 5.000%, 7/01/28	7/26 at 100.00	AA+	1,224,926

1,665	Eastern Municipal Water District Financing Authority, California, Water and Wastewater Revenue Bonds, Series 2017D, 5.250%, 7/01/42	7/27 at 100.00	AA+	1,983,198

470	El Camino Community College District, California, General Obligation Bonds, Election of 2002 Series 2012C, 0.000%, 8/01/21	No Opt. Call	Aa1	441,189

555	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/21	No Opt. Call	A+	609,146

830	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 5.000%, 6/01/21	5/18 at 100.00	N/R	830,299

2,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017B, 5.000%, 7/01/28	1/27 at 100.00	AA	2,414,900

130	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Refunding Bonds, LAXFUEL Corporation at Los Angeles International Airport, Series 2012, 5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	A	140,071

1,000	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2011A, 5.000%, 11/01/21	No Opt. Call	AA–	1,115,170

800	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/25	8/22 at 100.00	N/R	895,824

88

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,500	San Joaquin County Transportation Authority, California, Sales Tax Revenue, Limited Tax Measure K Series 2017, 5.000%, 3/01/31	3/27 at 100.00	AA	$1,787,295
13,390	Total California			15,370,250

	Colorado – 8.8%

555	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012A, 5.000%, 11/15/22 (Alternative Minimum Tax) (4)	No Opt. Call	A+	620,262

	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
1,000	5.000%, 12/01/30	12/26 at 100.00	Baa2	1,142,500
1,250	5.000%, 12/01/35	12/26 at 100.00	Baa2	1,402,888

1,000	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Stapleton Senior Refunding Series 2013A-1, 5.000%, 12/01/23	12/22 at 100.00	AA–	1,121,480

1,000	Denver West Metropolitan District, Jefferson County, Colorado, General Obligation Refunding Bonds, Series 2012A, 4.000%, 12/01/20 – AGM Insured	No Opt. Call	AA	1,053,690

525	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	A–	489,384

1,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/20 – NPFG Insured	No Opt. Call	A–	955,890

1,250	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/19, 144A	No Opt. Call	N/R	1,301,737

1,055	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.500%, 11/15/38	No Opt. Call	A	1,468,940

500	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 5.250%, 7/15/24	7/20 at 100.00	BBB+	532,265
9,135	Total Colorado			10,089,036

	Connecticut – 2.0%

500	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2016A, 5.000%, 9/01/26	No Opt. Call	AA	575,445

1,500	University of Connecticut, General Obligation Bonds, Series 2017A, 5.000%, 1/15/36	1/27 at 100.00	AA–	1,665,210
2,000	Total Connecticut			2,240,655

	District of Columbia – 1.3%

295	District of Columbia, Revenue Bonds, Association of American Medical Colleges, Series 2011A, 5.000%, 10/01/24	10/23 at 100.00	AA	332,320

1,000	District of Columbia, Revenue Bonds, Georgetown University, Refunding Series 2017, 5.000%, 4/01/31	4/27 at 100.00	A	1,158,350
1,295	Total District of Columbia			1,490,670

	Florida – 4.5%

1,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2015, 5.000%, 10/01/33	10/25 at 100.00	A+	1,135,500

1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21, 144A (Alternative Minimum Tax)	6/20 at 100.00	Baa2	1,023,690

620	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/22	No Opt. Call	AA	691,294

89

Nuveen Inflation Protected Municipal  Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,455	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2017B, 5.000%, 10/01/33	10/25 at 100.00	Aa3	$1,658,438

500	Tallahassee, Florida, Energy System Revenue Bonds, Refunding Series 2017, 5.000%, 10/01/25	No Opt. Call	AA	589,060
4,575	Total Florida			5,097,982

	Georgia – 3.3%

1,350	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project, Series 2016D, 5.000%, 1/01/27	No Opt. Call	A2	1,568,660

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
188	5.500%, 7/15/23	7/21 at 100.00	N/R	189,733
374	5.500%, 7/15/30	7/21 at 100.00	N/R	376,667
410	5.500%, 1/15/36	7/21 at 100.00	N/R	413,508

1,000	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/20	No Opt. Call	A	1,055,510

110	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.500%, 9/15/26	No Opt. Call	A	130,570
3,432	Total Georgia			3,734,648

	Illinois – 4.8%

305	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2001A, 5.500%, 1/01/30 – NPFG Insured	No Opt. Call	A	348,533

1,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2017, 5.000%, 11/15/33	11/27 at 100.00	AAA	1,155,120

325	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2012A, 5.000%, 3/01/22	No Opt. Call	AA–	357,636

330	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 5.000%, 10/01/22	No Opt. Call	BBB–	345,368

600	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 12/01/19	No Opt. Call	AA–	631,470

165	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding Series 2017A, 5.000%, 11/01/32 – AGM Insured	11/26 at 100.00	AA	184,886

535	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.000%, 6/01/19	No Opt. Call	A	554,067

915	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2016A, 5.000%, 6/01/21	No Opt. Call	AA	995,136

1,065	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 – AGM Insured (4)	No Opt. Call	AA	910,543
5,240	Total Illinois			5,482,759

	Indiana – 1.3%

500	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/24	5/23 at 100.00	A	560,265

605	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A, 5.000%, 5/01/22	No Opt. Call	AA–	674,218

10	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A, 5.000%, 5/01/22 (ETM)	No Opt. Call	N/R (5)	11,152

235	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2017A, 5.000%, 8/15/26	No Opt. Call	AA	277,349
1,350	Total Indiana			1,522,984

90

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa – 1.1%

$1,125	Dubuque, Iowa, General Obligation Bonds, Sales Tax Increment, Second Lien Series 2014, 5.000%, 6/01/25	6/24 at 100.00	Aa3	$1,285,324

	Kansas – 1.0%

1,025	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Improvement Series 2012B, 5.000%, 9/01/23	9/22 at 100.00	A+	1,138,621

	Kentucky – 0.1%

65	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010A, 5.500%, 6/01/21 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa3 (5)	69,973

	Louisiana – 2.9%

600	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, LOOP Inc. Project, Variable Rate Series 2010B-1A, 2.000%, 10/01/40 (Mandatory put 10/01/22)	No Opt. Call	BBB+	595,908

1,000	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/23	No Opt. Call	AA–	1,132,640

500	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012, 5.000%, 12/01/27 – AGM Insured	12/22 at 100.00	AA	552,110

1,015	Regional Transit Authority, Louisiana, Sales Tax Revenue Bonds, Series 2010, 5.000%, 12/01/19 – AGM Insured (4)	No Opt. Call	AA	1,068,927
3,115	Total Louisiana			3,349,585

	Maine – 1.1%

	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013:
185	5.000%, 7/01/25	7/23 at 100.00	BBB	199,376
1,000	5.000%, 7/01/33	7/23 at 100.00	BBB	1,040,110
1,185	Total Maine			1,239,486

	Maryland – 3.3%

1,385	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/32	9/27 at 100.00	BBB–	1,588,595

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2017A, 5.000%, 5/15/42 (4)	5/27 at 100.00	A	2,248,980
3,385	Total Maryland			3,837,575

	Massachusetts – 0.5%

530	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/21 – AMBAC Insured (Alternative Minimum Tax)	6/18 at 100.00	N/R	537,346

	Michigan – 0.5%

45	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 6.000%, 10/01/21	No Opt. Call	B	44,293

500	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010, 5.000%, 10/01/27 (Pre-refunded 10/01/20)	10/20 at 100.00	AAA (5)	539,495
545	Total Michigan			583,788

	Minnesota – 0.6%

550	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A, 5.000%, 12/01/27	12/26 at 100.00	Aa3	649,891

91

Nuveen Inflation Protected Municipal  Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri – 1.0%

$1,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/24	No Opt. Call	A	$1,135,830

	Nebraska – 1.4%

500	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	539,945

935	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children’s Hospital Obligated Group, Series 2017, 5.000%, 11/15/35	5/27 at 100.00	AA–	1,064,759
1,435	Total Nebraska			1,604,704

	Nevada – 2.5%

390	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/23 – AGM Insured	7/19 at 100.00	AA	405,869

1,000	Clark County, Nevada, Sales & Excise Tax Revenue Bonds, Streets and Highways Series 2016, 5.000%, 7/01/29	No Opt. Call	AA	1,213,080

1,000	Truckee Meadows Water Authority, Nevada, Water Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/27	No Opt. Call	AA+	1,197,870
2,390	Total Nevada			2,816,819

	New Jersey – 2.2%

2,000	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding Series 2015, 5.000%, 3/01/25	No Opt. Call	A	2,294,980

165	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 4.875%, 9/15/19 (Alternative Minimum Tax)	No Opt. Call	BB–	169,310
2,165	Total New Jersey			2,464,290

	New York – 5.8%

490	Dormitory Authority of the State of New York, Revenue Bonds, Teachers College, Series 2017, 5.000%, 7/01/27	No Opt. Call	A+	584,291

1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014E, 5.000%, 2/15/26	2/25 at 100.00	AAA	1,163,670

2,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017., 5.000%, 9/01/42	9/27 at 100.00	A–	2,273,080

110	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/30 (Alternative Minimum Tax)	7/24 at 100.00	BBB	122,240

1,250	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Eighth Series 2013, 5.000%, 12/01/22 (Alternative Minimum Tax)	No Opt. Call	AA–	1,397,738

1,000	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A, 5.000%, 6/01/28	6/27 at 100.00	A–	1,136,800
5,850	Total New York			6,677,819

	North Carolina – 5.5%

1,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Refunding Series 2016A, 5.000%, 6/01/28	No Opt. Call	AA	1,215,060

835	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011, 5.000%, 7/01/21 (4)	No Opt. Call	Aa1	918,542

590	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A, 5.000%, 7/01/23	No Opt. Call	BBB–	667,013

92

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina (continued)

$1,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Senior Lien Series 2017, 5.000%, 1/01/26 – AGM Insured	No Opt. Call	AA	$1,158,210

2,000	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 5/01/28 (Alternative Minimum Tax)	5/27 at 100.00	Aa3	2,341,760
5,425	Total North Carolina			6,300,585

	North Dakota – 1.0%

1,000	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2017A, 5.000%, 12/01/37	12/27 at 100.00	A–	1,115,070

	Ohio – 4.1%

670	Cleveland, Ohio, Water Revenue Bonds, Series 2017BB, 5.000%, 1/01/26	No Opt. Call	AA+	791,900

145	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	153,227

1,000	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/22	No Opt. Call	Aa3	1,117,840

2,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2017A, 5.000%, 12/01/28	6/27 at 100.00	AAA	2,401,620

200	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa1	230,038
4,015	Total Ohio			4,694,625

	Oklahoma – 0.7%

105	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B, 5.250%, 8/15/43 (WI/DD, Settling 4/04/18)	8/28 at 100.00	BB+	116,700

630	Oklahoma State Turnpike Authority, Turnpike System Revenue Bonds, Second Senior Series 2017A, 5.000%, 1/01/37	1/26 at 100.00	AA–	716,934
735	Total Oklahoma			833,634

	Oregon – 1.4%

415	Metro, Oregon, Dedicated Tax Revenue Bonds, Oregon Convention Center Hotel, Series 2017, 5.000%, 6/15/25	No Opt. Call	Aa3	483,554

1,000	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2014-22, 5.000%, 7/01/24 (Alternative Minimum Tax)	No Opt. Call	AA–	1,150,530
1,415	Total Oregon			1,634,084

	Pennsylvania – 2.4%

840	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/24	1/23 at 100.00	A–	929,006

1,500	Norristown Area School District, Pennsylvania, Installment Purchase Certificates of Participation, Series 2012, 5.000%, 4/01/32	4/22 at 100.00	A3	1,578,045

170	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Philadelphia University, Refunding Series 2013, 5.000%, 6/01/21 (ETM)	No Opt. Call	N/R (5)	186,145

5	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/24 – AGM Insured	9/22 at 100.00	AA–	5,576
2,515	Total Pennsylvania			2,698,772

93

Nuveen Inflation Protected Municipal  Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee – 5.5%

$2,000	Memphis & Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tourism Development Zone Revenue Bonds, Refunding Series 2017B, 5.000%, 11/01/27	11/26 at 100.00	AA	$2,358,460

1,305	Sullivan County, Tennessee, General Obligation Bonds, School Series 2017, 5.000%, 5/01/26	No Opt. Call	Aa2	1,548,565

2,000	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2017A, 5.000%, 11/01/27	No Opt. Call	AA+	2,429,200
5,305	Total Tennessee			6,336,225

	Texas – 5.7%

1,000	Aldine Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Series 2017, 5.000%, 2/15/26	No Opt. Call	AAA	1,179,850

1,000	Austin, Texas, Water and Wastewater System Revenue Bonds, Refunding Series 2016A, 5.000%, 11/15/41	11/26 at 100.00	AA	1,146,750

365	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien Series 2013, 5.000%, 1/01/23	No Opt. Call	BBB	405,055

1,000	Dallas, Texas, General Obligation Bonds, Refunding & Improvement Series 2014, 5.000%, 2/15/22	No Opt. Call	AA	1,101,660

215	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	222,848

855	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/23 – NPFG Insured	No Opt. Call	Baa2	701,280

1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/28	11/24 at 100.00	A2	1,123,650

230	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/31 – NPFG Insured	11/24 at 66.52	Baa2	119,106

500	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 4.000%, 12/01/21	No Opt. Call	B1	507,875
6,165	Total Texas			6,508,074

	Vermont – 1.0%

1,000	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, University of Vermont Medical Center Project, Series 2016A, 5.000%, 12/01/35	6/26 at 100.00	A	1,127,580

	Virginia – 0.2%

185	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	202,236

	Washington – 2.5%

970	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Series 2017, 5.000%, 12/01/34	6/27 at 100.00	A+	1,115,131

500	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 4.000%, 12/01/19 (ETM)	No Opt. Call	N/R (5)	518,330

1,000	Washington State, General Obligation Bonds, Various Purpose Series 2017D, 5.000%, 2/01/29	2/27 at 100.00	AA+	1,185,590
2,470	Total Washington			2,819,051

	West Virginia – 0.2%

235	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 1.625%, 10/01/22 (Mandatory put 10/01/18)	No Opt. Call	A–	234,499

94

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin – 1.2%

$1,015	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2013B, 5.000%, 7/01/24	7/23 at 100.00	A	$1,140,018

260	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.250%, 5/01/20	5/19 at 100.00	Aa2	270,182
1,275	Total Wisconsin			1,410,200

	Wyoming – 0.7%

755	Consolidated Wyoming Municipalities Electric Power System Joint Powers Board, Wyoming, Electric Facilities Improvement Lease Revenue Bonds, Gillette Electrical System Project, Series 2014A, 5.000%, 6/01/24	No Opt. Call	A+	860,745
$100,667	Total Long-Term Investments (cost $111,998,341)			113,130,787
	Other Assets Less Liabilities – 1.2% (6)			1,355,720
	Net Assets – 100%			$114,486,507

Investments in Derivatives

Consumer Price Index Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (7)	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$4,000,000	Receive	CPURNSA	1.953%	At Maturity	6/01/17	6/01/20	35,547	$—	$35,547
JPMorgan Chase Bank, N.A.	3,500,000	Receive	CPURNSA	1.920	At Maturity	7/07/17	7/07/21	47,580	—	47,580
JPMorgan Chase Bank, N.A.	5,500,000	Receive	CPURNSA	2.645	At Maturity	9/30/13	9/30/21	(415,294)	—	(415,294)
JPMorgan Chase Bank, N.A.	8,000,000	Receive	CPURNSA	2.777	At Maturity	2/19/13	2/19/22	(792,776)	—	(792,776)
JPMorgan Chase Bank, N.A.	5,000,000	Receive	CPURNSA	2.190	At Maturity	3/02/17	3/02/23	5,332	—	5,332
JPMorgan Chase Bank, N.A.	4,750,000	Receive	CPURNSA	2.228	At Maturity	2/16/17	2/16/24	1,396	—	1,396
JPMorgan Chase Bank, N.A.	2,000,000	Receive	CPURNSA	2.195	At Maturity	3/29/17	3/29/25	2,398	—	2,398
JPMorgan Chase Bank, N.A.	4,000,000	Receive	CPURNSA	2.329	At Maturity	1/30/17	1/30/26	(25,620)	—	(25,620)
JPMorgan Chase Bank, N.A.	4,000,000	Receive	CPURNSA	2.270	At Maturity	3/09/17	3/09/26	(11,485)	—	(11,485)
JPMorgan Chase Bank, N.A.	5,500,000	Receive	CPURNSA	2.265	At Maturity	3/15/17	3/15/26	(15,401)	—	(15,401)
JPMorgan Chase Bank, N.A.	2,000,000	Receive	CPURNSA	2.320	At Maturity	3/29/17	3/29/29	(13,097)	—	(13,097)
Morgan Stanley Capital Services LLC	3,000,000	Receive	CPURNSA	1.970	At Maturity	4/26/17	4/26/20	13,691	—	13,691
Morgan Stanley Capital Services LLC	3,000,000	Receive	CPURNSA	2.283	At Maturity	9/15/14	9/15/21	(121,849)	—	(121,849)
Morgan Stanley Capital Services LLC	5,000,000	Receive	CPURNSA	2.205	At Maturity	1/28/17	1/28/24	12,588	—	12,588
Morgan Stanley Capital Services LLC	3,000,000	Receive	CPURNSA	2.650	At Maturity	8/07/13	8/07/24	(264,897)	—	(264,897)
Morgan Stanley Capital Services LLC	3,500,000	Receive	CPURNSA	2.173	At Maturity	1/16/18	1/16/25	21,270	—	21,270
Morgan Stanley Capital Services LLC	4,000,000	Receive	CPURNSA	2.267	At Maturity	2/20/18	2/20/25	(3,610)	—	(3,610)
Morgan Stanley Capital Services LLC	3,000,000	Receive	CPURNSA	2.108	At Maturity	4/26/17	4/26/25	25,263	—	25,263
Morgan Stanley Capital Services LLC	3,000,000	Receive	CPURNSA	2.310	At Maturity	1/28/17	1/28/27	(12,126)	—	(12,126)
Morgan Stanley Capital Services LLC	8,000,000	Receive	CPURNSA	2.293	At Maturity	2/20/18	2/20/27	(15,095)	—	(15,095)
Morgan Stanley Capital Services LLC	4,000,000	Receive	CPURNSA	2.233	At Maturity	4/19/17	4/19/27	2,563	—	2,563
Morgan Stanley Capital Services LLC	3,500,000	Receive	CPURNSA	2.350	At Maturity	2/09/17	2/09/29	(25,678)	—	(25,678)
Morgan Stanley Capital Services LLC	7,000,000	Receive	CPURNSA	2.353	At Maturity	2/20/18	2/20/30	(39,707)	—	(39,707)
Total	$98,250,000							$(1,589,007)	$—	$(1,589,007)
Total interest rate swap premiums paid									$—
Total interest rate swap premiums received									$—
Total unrealized appreciation on consumer price index swaps										$167,628
Total unrealized depreciation on consumer price index swaps										$(1,756,635)

95

Nuveen Inflation Protected Municipal  Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Consumer Price Index Swaps – OTC Cleared

	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (7)	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
	$ 3,500,000	Receive	CPURNSA	2.171%	At Maturity	10/13/17	10/13/27	54,498	$478	$54,020	$33
	4,500,000	Receive	CPURNSA	2.324	At Maturity	2/06/18	2/06/27	(20,112)	480	(20,592)	250
	4,000,000	Receive	CPURNSA	2.120	At Maturity	8/22/17	8/22/29	96,534	489	96,045	138
	4,000,000	Receive	CPURNSA	2.271	At Maturity	3/28/18	3/28/26	(8,750)	483	(9,233)	640
Total	$16,000,000								$1,930	$120,240	$1,061
Total interest rate swap premiums paid									$1,930
Total interest rate swap premiums received									$—
Total receivable for variation margin on swap contracts											$1,061
Total payable for variation margin on swap contracts											$—

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(7)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CPURNSA	US CPI Urban Consumers Non-Seasonally Adjusted

ETM	Escrowed to maturity.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

96

Nuveen Intermediate Duration Municipal Bond Fund

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.4%

	MUNICIPAL BONDS – 97.1%

	Alabama – 1.9%

$7,630	Alabama State Port Authority, Docks Facilities Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/31 – AGM Insured (Alternative Minimum Tax)	10/27 at 100.00	AA	$8,679,888

6,665	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A., 4.000%, 12/01/48	9/23 at 100.31	N/R	7,154,478

33,290	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%, 7/01/46 (Mandatory put 6/01/21)	3/21 at 100.59	A1	35,046,713

27,715	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47 (Mandatory put 7/01/22)	4/22 at 100.52	A1	29,435,824

2,685	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.000%, 4/15/27	4/25 at 100.00	N/R	2,752,152

	Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue Bonds, Jackson Hospital & Clinic, Series 2015:
2,080	5.000%, 3/01/23	No Opt. Call	BBB	2,288,562
3,555	5.000%, 3/01/24	No Opt. Call	BBB	3,955,720
2,235	5.000%, 3/01/25	No Opt. Call	BBB	2,510,598
1,725	5.000%, 3/01/26	No Opt. Call	BBB	1,948,163

1,000	The Improvement District of the City of Mobile – McGowin Park Project, Alabama, Sales Tax Revenue Bonds, Series 2016A, 5.000%, 8/01/25	No Opt. Call	N/R	1,031,330

1,500	University of Alabama, Birmingham, Hospital Revenue Bonds, Birmingham Hospital, Series 2008A, 5.000%, 9/01/18 (ETM)	No Opt. Call	A1 (4)	1,520,910

4,000	University of Alabama, Birmingham, Hospital Revenue Bonds, Birmingham Hospital, Series 2008A, 5.750%, 9/01/22 (Pre-refunded 9/01/18)	9/18 at 100.00	A1 (4)	4,068,000
94,080	Total Alabama			100,392,338

	Alaska – 0.4%

5,275	Alaska Industrial Development and Export Authority, Loan Anticipation Revenue Notes, YKHC Project, Series 2017., 3.500%, 12/01/20	12/19 at 100.00	N/R	5,354,125

3,000	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011, 5.000%, 4/01/21	4/20 at 100.00	A1	3,170,880

6,025	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	5/18 at 100.00	B3	6,025,121

5,065	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc. Project, Refunding Series 2003B, 5.000%, 1/01/21	No Opt. Call	A1	5,464,426
19,365	Total Alaska			20,014,552

	Arizona – 2.4%

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
1,235	5.000%, 2/01/20	No Opt. Call	A–	1,299,541
6,255	5.000%, 2/01/27	2/22 at 100.00	A–	6,743,891

97

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A:
$10,270	5.000%, 7/01/25	7/22 at 100.00	A1	$11,129,291
16,235	5.000%, 7/01/26	7/22 at 100.00	A1	17,539,482
16,760	5.000%, 7/01/27	7/22 at 100.00	A1	18,037,280

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
55	5.000%, 7/01/18 – AGM Insured	No Opt. Call	AA+	55,427
5,165	5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA+	5,371,238
5,015	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA+	5,369,761
6,130	5.000%, 7/01/21 – AGM Insured	1/20 at 100.00	AA+	6,461,940
7,500	5.000%, 7/01/22 – AGM Insured	1/20 at 100.00	AA+	7,904,850

6,000	Gilbert Public Facilities Municipal Property Corporation, Arizona, Revenue Bonds, Series 2009, 5.500%, 7/01/27 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	6,287,040

2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/26	5/22 at 100.00	A	2,189,460

1,355	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/21	5/20 at 100.00	A+	1,442,303

	Northern Arizona University, System Revenue Bonds, Refunding Series 2014:
385	5.000%, 6/01/22	No Opt. Call	A+	427,142
500	5.000%, 6/01/23	No Opt. Call	A+	563,770

	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A:
2,045	5.000%, 7/01/22 (Pre-refunded 7/01/20)	7/20 at 100.00	A+ (4)	2,191,545
10,400	5.000%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A+ (4)	11,145,264

4,850	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools East Mesa and Cadence, Nevada Campuses, Series 2017A, 4.000%, 7/01/22, 144A	7/19 at 101.00	N/R	4,758,820

3,480	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Phoenix/East Mesa and Cadence, Nevada Campuses, Series 2017B, 4.000%, 7/01/22, 144A	7/19 at 101.00	N/R	3,421,153

2,650	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A–	2,792,411

2,670	Pima County, Arizona, Sewer Revenue Bonds, Series 2010, 5.000%, 7/01/24 (Pre-refunded 7/01/20) – AGM Insured	7/20 at 100.00	AA (4)	2,861,332

645	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/23	No Opt. Call	AA+	744,336

3,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2009A, 5.000%, 1/01/25 (Pre-refunded 1/01/19)	1/19 at 100.00	Aa1 (4)	3,076,680

3,925	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 2015-XF2192, 10.531%, 12/01/24, 144A (IF) (5)	12/21 at 100.00	Aa1	5,156,469

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007:
2,205	5.000%, 12/01/32	No Opt. Call	BBB+	2,592,793
130	5.000%, 12/01/37	No Opt. Call	BBB+	154,463

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/20	9/18 at 100.00	A2	1,013,770

98

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$1,350	Sedona-Oak Creek Joint Unified School District 9, Coconino and Yavapi Counties, Arizona, General Obligation Bonds, School Improvement Project 2007, Series 2009B, 5.375%, 7/01/28 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa2 (4)	$1,411,655

123,210	Total Arizona			132,143,107

	Arkansas – 0.8%

1,000	Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2013, 5.000%, 12/01/33	12/23 at 100.00	A1	1,114,400

	Bentonville School District 006, Benton County, Arkansas, General Obligation Bonds, Refunding & Construction Series 2018B.:
5,255	3.000%, 6/01/29	6/26 at 100.00	Aa2	5,266,246
2,590	3.375%, 6/01/35	6/26 at 100.00	Aa2	2,581,557
6,600	3.500%, 6/01/38	6/26 at 100.00	Aa2	6,590,298

4,965	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A, 4.500%, 11/01/19 – AGM Insured	11/18 at 100.00	AA	4,976,469

4,540	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light Company Project, Series 2013, 2.375%, 1/01/21	No Opt. Call	A	4,579,135

	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014:
500	5.000%, 7/01/22	No Opt. Call	A+	555,775
800	5.000%, 7/01/23	No Opt. Call	A+	903,160
1,610	5.000%, 7/01/26	7/24 at 100.00	A+	1,840,311
1,485	5.000%, 7/01/28	7/24 at 100.00	A+	1,682,743
1,935	5.000%, 7/01/29	7/24 at 100.00	A+	2,184,344
1,000	5.000%, 7/01/30	7/24 at 100.00	A+	1,127,030
4,585	5.000%, 7/01/34	7/24 at 100.00	A+	5,150,651

1,000	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.750%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (4)	1,027,090

	Pulaski County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
2,125	5.000%, 12/01/25	12/24 at 100.00	A+	2,421,076
1,780	5.000%, 12/01/27	12/24 at 100.00	A+	2,011,774

1,000	University of Arkansas, Various Facilities Revenue Bonds, UAMS Campus, Series 2014A, 5.000%, 3/01/21	No Opt. Call	Aa2	1,088,860
42,770	Total Arkansas			45,100,919

	California – 5.5%

1,565	ABC Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2003A, 4.900%, 2/01/20 – NPFG Insured	No Opt. Call	A+	1,655,301

1,860	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 10/01/23	No Opt. Call	A	2,139,577

920	Apple Valley Redevelopment Agency, California, Tax Allocation Bonds, Project Area 2 Series 2007, 4.500%, 6/01/18 – AMBAC Insured	5/18 at 100.00	BBB+	919,963

	California Department of Water Resources, Power Supply Revenue Bonds, Refunding Series 2008H:
1,270	5.000%, 5/01/22 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa1 (4)	1,273,581
580	5.000%, 5/01/22 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa1 (4)	581,636

99

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$7,435	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Refunding Series 2016A, 3.000%, 3/01/39	3/26 at 100.00	A	$6,783,322

515	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2009C, 5.125%, 3/01/20	3/19 at 100.00	A	531,109

	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2017A:
1,200	5.000%, 8/15/35	8/27 at 100.00	BBB+	1,367,328
1,845	5.000%, 8/15/36	8/27 at 100.00	BBB+	2,094,296

1,195	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital of Orange County, Series 2009A, 5.750%, 11/01/18	No Opt. Call	A+	1,223,811

15,000	California Municipal Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004, 2.000%, 12/01/44 (Mandatory put 12/01/20) (Alternative Minimum Tax)	12/20 at 100.00	A–	14,972,850

3,530	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory put 11/03/25) (Alternative Minimum Tax)	No Opt. Call	A–	3,603,000

16,835	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2015A-1, 3.375%, 7/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	17,476,414

12,305	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc. Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	12,480,223

2,245	California State Public Works Board, Lease Revenue Bonds, California State University Monterey Bay Campus Library Project, Series 2009D, 6.000%, 4/01/25 (Pre-refunded 4/01/19)	4/19 at 100.00	Aaa (4)	2,344,117

1,400	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.375%, 3/01/25	3/20 at 100.00	Aa3	1,494,136

5,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.250%, 10/01/24 (Pre-refunded 10/01/19)	10/19 at 100.00	Aaa (4)	5,273,750

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
2,095	5.000%, 7/01/20 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa (4)	2,185,022
3,830	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa (4)	4,006,333
2,195	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa (4)	2,296,058

15	California State, General Obligation Bonds, Various Purpose Series 2001, 5.000%, 11/01/18	6/18 at 100.00	AA–	15,039

1,450	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/29	12/24 at 100.00	BB+	1,604,077

915	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/25	7/24 at 100.00	A–	1,050,447

1,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2007B, 5.200%, 10/01/37 (Pre-refunded 10/01/18) – AMBAC Insured	10/18 at 100.00	AA– (4)	1,018,710

705	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.500%, 7/01/22 (6)	6/18 at 100.00	CCC	706,530

100

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A:
$7,475	0.000%, 11/01/26 (Pre-refunded 11/01/21)	11/21 at 66.91	AA– (4)	$4,674,342
4,095	0.000%, 11/01/28 (Pre-refunded 11/01/21)	11/21 at 56.33	AA– (4)	2,155,731

	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
2,725	5.000%, 1/01/22	No Opt. Call	BBB	2,864,220
2,860	5.000%, 1/01/23	No Opt. Call	BBB	3,021,533
1,635	5.000%, 1/01/24	1/23 at 100.00	BBB	1,728,081
1,325	5.000%, 1/01/25	1/23 at 100.00	BBB	1,399,253

	Desert Sands Unified School District, Riverside County, California, General Obligation Bonds, Election 2001, Series 2008:
510	5.250%, 8/01/23 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa2 (4)	516,436
2,025	5.000%, 8/01/24 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa2 (4)	2,048,915

2,100	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 4.550%, 6/01/22 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AA (4)	2,110,563

19,050	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	5/18 at 100.00	B+	19,069,050

1,300	Grant Joint Union High School District, Sacramento County, California, General Obligation Bonds, Capital Appreciation Election 2006 Series 2008, 0.000%, 8/01/26 – AGM Insured	No Opt. Call	A1	1,014,494

	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
1,000	5.000%, 9/01/30	9/24 at 100.00	N/R	1,106,610
1,015	5.000%, 9/01/32	9/24 at 100.00	N/R	1,113,942
465	5.000%, 9/01/34	9/24 at 100.00	N/R	507,520

5,745	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured	6/18 at 100.00	AA	5,756,835

2,015	Las Virgenes Unified School District, Los Angeles County, California, General Obligation Bonds, 2006 Election, Series 2009B, 0.000%, 8/01/27	No Opt. Call	Aa1	1,558,945

	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014B:
1,015	5.000%, 7/01/25	1/24 at 100.00	AA	1,175,258
5,000	5.000%, 7/01/43	1/24 at 100.00	AA	5,571,300

	Los Angeles, California, Special Tax Bonds, Community Facilities District 4, Playa Vista Phase I, Series 2014:
1,075	5.000%, 9/01/24	No Opt. Call	BBB+	1,257,546
1,250	5.000%, 9/01/25	9/24 at 100.00	BBB+	1,449,275
1,000	5.000%, 9/01/26	9/24 at 100.00	BBB+	1,151,700

400	Menifee Union School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2016A, 5.000%, 9/01/29 – BAM Insured	9/25 at 100.00	AA	457,368

5,095	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28 (7)	2/28 at 100.00	Aa1	4,909,950

12,405	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.125%, 11/01/29	No Opt. Call	A	15,388,775

101

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$10,290	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.125%, 11/01/29	No Opt. Call	A	$12,765,054

705	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.000%, 12/01/21	12/20 at 100.00	BB	730,570

8,000	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40 (7)	8/30 at 100.00	A	9,185,920

	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A:
1,815	0.000%, 8/01/21 – AGC Insured	No Opt. Call	AA	1,684,211
2,095	0.000%, 8/01/22 – AGC Insured	No Opt. Call	AA	1,880,619
4,085	0.000%, 8/01/23 – AGC Insured	No Opt. Call	AA	3,544,800

7,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Refunding Series 2011, 6.000%, 10/01/25 – AGM Insured	10/21 at 100.00	AA	7,940,520

5,350	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/34	No Opt. Call	AA–	2,968,662

2,410	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 4.000%, 10/01/37 – AGM Insured	10/24 at 100.00	AA	2,492,205

	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B:
2,115	0.000%, 10/01/34	No Opt. Call	A	1,113,061
2,000	0.000%, 10/01/36	No Opt. Call	A	956,220

5,000	Sacramento County, California, Airport System Revenue Bonds, Senior Lien Series 2010, 5.000%, 7/01/40	7/20 at 100.00	A	5,309,300

1,000	San Bernardino Community College District, California, General Obligation Bonds, Election 2002 Series 2008A, 6.500%, 8/01/27 (Pre-refunded 8/01/18)	8/18 at 100.00	AA (4)	1,016,190

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
5,000	5.000%, 1/15/29	1/25 at 100.00	BBB	5,619,200
26,000	5.000%, 1/15/34	1/25 at 100.00	BBB	28,698,800

2,350	San Jose Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Subordinate Refunding Series 2017B., 5.000%, 8/01/19	No Opt. Call	AA–	2,453,870

2,250	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24	No Opt. Call	Baa2	2,639,655

2,255	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 (ETM)	No Opt. Call	Baa2 (4)	2,629,105

1,000	Santa Ana Unified School District, Orange County, California, General Obligation Bonds, Series 2008A, 5.250%, 8/01/28	8/18 at 100.00	Aa3	1,012,320

	Santa Paula Utility Authority, California, Water Enterprise Revenue Bonds, Refunding Series 2010:
2,510	5.000%, 2/01/28	2/20 at 100.00	A+	2,639,792
2,630	5.000%, 2/01/29	2/20 at 100.00	A+	2,765,024
2,765	5.000%, 2/01/30	2/20 at 100.00	A+	2,905,407

102

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	South Bayside Waste Management Authority, California, Solid Waste Enterprise Revenue Bonds, Shoreway Environmental Center, Series 2009A:
$2,500	5.250%, 9/01/24	9/19 at 100.00	A1	$2,621,025
1,200	6.250%, 9/01/29	9/19 at 100.00	A1	1,275,612

	Tulare Local Health Care District, California, General Obligation Bonds, Series 2009B-1:
1,180	6.000%, 8/01/22	8/19 at 100.00	Ba3	1,231,826
1,410	6.125%, 8/01/23	8/19 at 100.00	Ba3	1,473,831
1,585	6.250%, 8/01/24	8/19 at 100.00	Ba3	1,657,403
1,265	6.375%, 8/01/25	8/19 at 100.00	Ba3	1,323,481
500	6.500%, 8/01/26	8/19 at 100.00	Ba3	523,590

2,030	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa3	1,774,585

3,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured (7)	8/26 at 100.00	AA	3,292,530

	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A:
1,540	5.000%, 7/01/24	No Opt. Call	Baa1	1,730,929
1,415	5.000%, 7/01/25	No Opt. Call	Baa1	1,602,898
1,450	3.250%, 7/01/27	7/25 at 100.00	Baa1	1,453,669
1,435	3.500%, 7/01/28	7/25 at 100.00	Baa1	1,457,946
1,355	3.750%, 7/01/29	7/25 at 100.00	Baa1	1,390,433

2,500	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/25	No Opt. Call	AA–	3,147,300
292,475	Total California			300,011,835

	Colorado – 2.3%

1,125	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2008, 5.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (4)	1,153,631

9,355	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/29, 144A	12/22 at 103.00	N/R	10,128,471

10,000	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017., 4.000%, 6/30/51 (Alternative Minimum Tax)	12/27 at 100.00	A–	9,872,600

1,705	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Regis University Project, Refunding Series 2016, 3.125%, 10/01/31	10/25 at 100.00	Baa2	1,608,548

1,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003B, 6.000%, 5/15/26 (Pre-refunded 5/15/19) – AGM Insured	5/19 at 100.00	AA (4)	1,047,000

17,455	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Parkview Medical Center, Series 2016, 3.125%, 9/01/42	9/26 at 100.00	A3	15,463,385

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A:
16,830	5.000%, 9/01/26	6/18 at 100.00	BBB+	16,960,601
95	4.500%, 9/01/38	6/18 at 100.00	BBB+	95,107

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-7, 4.350%, 9/01/20 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	AA (4)	726,566

103

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$4,045	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B-1, 5.000%, 7/01/29	11/22 at 100.00	BBB+	$4,371,836

350	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.500%, 6/01/33	6/23 at 100.00	BBB	395,283

880	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-Term Care National Obligated Group Project, Series 2010A, 5.250%, 11/15/20 (ETM)	No Opt. Call	N/R (4)	920,955

10,000	Colorado Health Facilities Authority, Retirement Facilities Revenue Bonds, Liberty Heights, Series 1990B, 0.000%, 7/15/20 (ETM)	No Opt. Call	AA+ (4)	9,545,000

1,510	Colorado State Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation, Series 2008, 5.250%, 11/01/23 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2 (4)	1,542,435

1,500	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010, 5.500%, 9/01/25	3/20 at 100.00	BBB–	1,558,605

11,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	A+	12,191,740

10,670	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Airlines, Inc. Project, Refunding Series 2017, 5.000%, 10/01/32 (Alternative Minimum Tax)	10/23 at 100.00	BB–	11,552,409

10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	A–	3,887,700

	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Refunding Series 2010:
1,525	5.000%, 12/15/20	No Opt. Call	Aa2	1,653,420
2,215	5.000%, 12/15/21	No Opt. Call	Aa2	2,456,634
1,530	5.000%, 12/15/22	12/21 at 100.00	Aa2	1,697,489

3,670	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.125%, 12/01/31	12/21 at 103.00	N/R	3,580,012

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
1,335	5.000%, 12/01/19, 144A	No Opt. Call	N/R	1,390,256
500	5.000%, 12/01/20, 144A	No Opt. Call	N/R	530,245

1,000	Pueblo County School District 60, Pueblo, Colorado, General Obligation Bonds, Refunding Series 2009, 5.000%, 12/15/22	No Opt. Call	Aa2	1,128,640

1,325	Rangeview Library District, Adams County, Colorado, Certificates of Participation, Rangeview Library Projects, Series 2008, 4.500%, 12/15/20 (Pre-refunded 12/15/18) – AGC Insured	12/18 at 100.00	AA (4)	1,352,454

975	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	BBB+	1,048,661

	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010A:
2,190	4.250%, 12/01/23	12/20 at 100.00	A	2,309,443
2,030	4.000%, 12/01/24	12/20 at 100.00	A	2,127,115

1,000	Spring Mesa Metropolitan District, Jefferson County, Colorado, General Obligation Bonds, Refunding Series 2015, 3.750%, 12/01/44 – AGM Insured	12/25 at 100.00	AA	952,890
127,540	Total Colorado			123,249,131

104

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut – 0.7%

$2,855	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2017R., 3.250%, 7/01/35	7/27 at 100.00	A–	$2,657,577

260	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc. Project, TEMPS-50 Series 2016B-2, 2.875%, 9/01/20, 144A	5/18 at 100.00	N/R	260,216

20,550	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U1, 1.000%, 7/01/33 (Mandatory put 2/06/19)	No Opt. Call	AAA	20,450,743

12,070	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U2, 1.000%, 7/01/33 (Mandatory put 2/06/19)	No Opt. Call	AAA	12,011,702

1,440	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	7/18 at 100.00	A–	1,460,563

1,000	New Britain, Connecticut, General Obligation Bonds, Refunding Series 2016A, 5.000%, 3/01/19 – BAM Insured (ETM)	No Opt. Call	AA (4)	1,029,230

	Stratford, Connecticut, General Obligation Bonds, Series 2014:
400	5.000%, 12/15/24	12/22 at 100.00	AA	446,328
495	5.000%, 12/15/26	12/22 at 100.00	AA	549,306
39,070	Total Connecticut			38,865,665

	Delaware – 0.1%

	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
1,000	4.000%, 7/01/22	No Opt. Call	BBB	1,040,750
3,995	5.000%, 7/01/28	7/23 at 100.00	BBB	4,321,392
4,995	Total Delaware			5,362,142

	District of Columbia – 1.0%

3,880	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/30	10/22 at 100.00	BB+	3,973,974

6,740	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	A–	7,649,024

159,565	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	5/18 at 100.00	N/R	24,153,354

10,165	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/18 – AGM Insured	No Opt. Call	AAA	10,369,113

	District of Columbia, Hospital Revenue Bonds, Sibley Memorial Hospital, Series 2009:
420	6.500%, 10/01/20 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	449,106
1,715	6.500%, 10/01/23 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	1,833,850
825	6.500%, 10/01/24 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	882,173

2,415	District of Columbia, Revenue Bonds, The Catholic University of America, Series 2010., 5.000%, 10/01/23	10/18 at 100.00	A	2,452,746

1,325	District of Columbia, Revenue Bonds, The Catholic University of America, Series 2010., 5.000%, 10/01/23 (Pre-refunded 10/01/18)	10/18 at 100.00	N/R (4)	1,347,167
187,050	Total District of Columbia			53,110,507

105

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida – 6.4%

$12,505	Broward County School Board, Florida, Certificates of Participation, Series 2015A, 5.000%, 7/01/25	No Opt. Call	Aa3	$14,591,334

	Broward County, Florida, Airport System Revenue Bonds, Series 2015A:
10,000	5.000%, 10/01/34 (Alternative Minimum Tax)	10/25 at 100.00	A+	11,198,100
15,135	5.000%, 10/01/35 (Alternative Minimum Tax)	10/25 at 100.00	A+	16,905,492

	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas Series 2017:
990	2.250%, 9/01/23 – AGM Insured	No Opt. Call	AA	957,667
1,490	2.500%, 9/01/24 – AGM Insured	No Opt. Call	AA	1,457,905
1,425	2.750%, 9/01/25 – AGM Insured	No Opt. Call	AA	1,406,133
990	2.750%, 9/01/26 – AGM Insured	No Opt. Call	AA	969,537
745	3.000%, 9/01/27 – AGM Insured	No Opt. Call	AA	738,943

	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2015:
9,685	5.000%, 10/01/32	10/25 at 100.00	A+	11,032,184
7,325	5.000%, 10/01/33	10/25 at 100.00	A+	8,317,538

	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
16,445	5.000%, 6/01/22	12/21 at 100.00	AA	18,104,465
14,635	5.000%, 6/01/25	12/24 at 100.00	AA	16,808,590

	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1:
4,595	5.000%, 6/01/18	No Opt. Call	AA	4,620,272
275	5.000%, 6/01/19	No Opt. Call	AA	285,222

	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
85	5.000%, 6/01/18	No Opt. Call	AA	85,467
370	5.000%, 6/01/19	No Opt. Call	AA	383,753
4,545	5.000%, 6/01/20	No Opt. Call	AA	4,845,834
1,600	5.000%, 6/01/21	No Opt. Call	AA	1,746,288

	City of Orlando, Florida, Senior Tourist Development Tax Refunding Revenue Bonds, 6th Cent Contract Payments, Series 2017A:
4,000	5.000%, 11/01/32 – AGM Insured	11/27 at 100.00	AA	4,618,360
2,000	5.000%, 11/01/33 – AGM Insured	11/27 at 100.00	AA	2,300,240

	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Refunding Series 2013:
2,565	4.750%, 11/01/23	No Opt. Call	BBB–	2,700,868
1,860	6.000%, 11/01/33	11/23 at 100.00	BBB–	2,058,946

1,890	Dade County Housing Finance Authority, Florida, Multifamily Mortgage Revenue Bonds, Siesta Pointe Apartments Project, Series 1997A, 5.750%, 9/01/29 – AGM Insured (Alternative Minimum Tax)	9/18 at 100.00	AA+	1,915,515

1,000	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project, Refunding Series 2013A, 6.000%, 4/01/42	4/23 at 100.00	A–	1,121,430

1,000	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company, Refunding Series 1997, 2.100%, 7/01/22 (Mandatory put 4/11/19)	No Opt. Call	A2	1,000,600

370	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A, 5.000%, 6/15/27, 144A	6/26 at 100.00	N/R	373,940

106

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$3,275	Florida Governmental Utility Authority, Utility Revenue Bonds, Lake Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	A–	$3,359,855

2,700	Florida Governmental Utility Authority, Utility Revenue Bonds, Pasco Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	A3	2,844,396

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2016:
1,250	5.000%, 4/01/32	4/26 at 100.00	A–	1,401,987
1,750	5.000%, 4/01/33	4/26 at 100.00	A–	1,953,647
1,500	5.000%, 4/01/34	4/26 at 100.00	A–	1,667,880
2,790	5.000%, 4/01/35	4/26 at 100.00	A–	3,093,998

5,000	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2017-1., 3.600%, 7/01/37	1/27 at 100.00	Aaa	4,864,150

	Florida Municipal Power Agency, Power Supply Revenue Bonds, All Requirements Project, Refunding Series 2016A:
12,025	5.000%, 10/01/30	10/26 at 100.00	A+	13,983,031
8,045	5.000%, 10/01/31	10/26 at 100.00	A+	9,308,950

1,500	Florida State Department of Children and Families, Certificates of Participation, South Florida Evaluation Treatment Project, Series 2005, 5.000%, 10/01/25	6/18 at 100.00	AA+	1,503,810

39,040	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project – South Segment, Series 2017., 5.625%, 1/01/47, 144A (Alternative Minimum Tax)	1/19 at 105.00	N/R	40,229,939

2,240	Jacksonville, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/20	No Opt. Call	AA	2,415,795

1,940	Jacksonville, Florida, Special Revenue Bonds, Series 20120C, 5.000%, 10/01/24	10/22 at 100.00	AA	2,173,886

7,005	Lee County, Florida, Airport Revenue Bonds, Refunding Series 2011A, 5.375%, 10/01/32 – AGM Insured (Alternative Minimum Tax)	8/21 at 100.00	AA	7,651,211

6,000	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2015A, 5.000%, 4/01/35	4/25 at 100.00	A–	6,695,940

	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
2,455	5.000%, 7/01/24	No Opt. Call	A+	2,824,551
1,250	5.000%, 7/01/27	7/24 at 100.00	A+	1,424,938

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A:
925	5.000%, 10/01/20 (Alternative Minimum Tax)	No Opt. Call	A	989,861
5,175	5.000%, 10/01/22 (Alternative Minimum Tax)	No Opt. Call	A	5,758,999

6,290	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/41	10/20 at 100.00	A	6,705,706

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,975	5.000%, 4/01/21	4/20 at 100.00	AA	2,100,274
5,015	5.250%, 4/01/30	4/20 at 100.00	AA	5,349,400

31,295	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2017B, 3.125%, 10/01/39	10/27 at 100.00	Aa3	28,818,314

5,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/29 (Pre-refunded 10/01/20) – AGM Insured	10/20 at 100.00	AA (4)	5,394,950

107

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$5,760	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2018A, 5.000%, 4/01/53	4/28 at 100.00	A–	$6,421,651

	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008:
1,495	5.500%, 10/01/28 (Pre-refunded 10/01/18)	10/18 at 100.00	N/R (4)	1,524,048
605	5.500%, 10/01/28 (Pre-refunded 10/01/18)	10/18 at 100.00	N/R (4)	616,604

2,525	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31	12/24 at 100.00	BBB+	2,762,325

4,235	Palm Beach County School Board, Florida, Certificates of Participation, Series 2014B, 5.000%, 8/01/22	No Opt. Call	Aa3	4,725,540

175	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/25 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R (4)	193,133

9,825	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+	10,811,528

3,860	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2016, 2.750%, 5/01/31	5/26 at 100.00	AA	3,474,965

4,830	South Florida Water Management District, Certificates of Participation, Series 2015, 5.000%, 10/01/33	4/26 at 100.00	AA	5,537,981

	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
615	5.000%, 9/01/22	No Opt. Call	A+	685,903
2,600	5.000%, 9/01/23	9/22 at 100.00	A+	2,896,296
1,245	3.125%, 9/01/24	9/22 at 100.00	A+	1,276,237
1,290	5.000%, 9/01/25	9/22 at 100.00	A+	1,428,430
1,500	5.000%, 9/01/27	9/22 at 100.00	A+	1,653,690
1,980	5.000%, 9/01/28	9/22 at 100.00	A+	2,182,000
5,795	4.000%, 9/01/33	9/22 at 100.00	A+	5,964,909

350	Vero Beach, Florida, Electric Refunding Revenue Bonds, Series 2003A, 4.000%, 12/01/19 – AGM Insured	12/18 at 100.00	A1	355,355
321,650	Total Florida			345,570,686

	Georgia – 1.1%

	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B:
2,095	5.000%, 1/01/23	1/22 at 100.00	AA–	2,322,182
1,500	5.000%, 1/01/28	1/22 at 100.00	AA–	1,651,260

	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
11,070	5.000%, 1/01/27	1/24 at 100.00	AA–	12,580,059
4,280	5.000%, 1/01/29	1/24 at 100.00	AA–	4,856,430
6,750	5.000%, 1/01/30	1/24 at 100.00	AA–	7,659,090

1,790	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (4)	1,864,625

	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center, Inc., Series 2012A:
3,340	5.000%, 1/01/23 (Pre-refunded 1/01/22)	1/22 at 100.00	AA (4)	3,704,761
5,560	5.000%, 1/01/24 (Pre-refunded 1/01/22)	1/22 at 100.00	AA (4)	6,167,208
8,990	5.000%, 1/01/25 (Pre-refunded 1/01/22)	1/22 at 100.00	AA (4)	9,971,798

108

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BB	$1,347,450

3,050	Georgia State, General Obligation Bonds, Refunding Series 2009I, 5.000%, 7/01/19	No Opt. Call	AAA	3,177,581

200	Glynn-Brunswick Memorial Hospital Authority, Georgia, Revenue Bonds, Southeast Georgia Health Systems, Anticipation Certificates Series 2008A, 5.250%, 8/01/23	8/18 at 100.00	A–	202,272

1,805	Glynn-Brunswick Memorial Hospital Authority, Georgia, Revenue Bonds, Southeast Georgia Health Systems, Anticipation Certificates Series 2008A, 5.250%, 8/01/23 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (4)	1,826,570

2,785	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio III Project, Series 2014U, 5.000%, 10/01/21	No Opt. Call	AA–	3,044,924
54,465	Total Georgia			60,376,210

	Guam – 0.1%

4,060	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	4,439,651

	Hawaii – 1.0%

5,005	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.250%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	AA– (4)	5,379,574

1,025	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.625%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	AA– (4)	1,110,126

	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health Systems, Series 2015A:
5,500	5.000%, 7/01/26	7/25 at 100.00	AA–	6,362,345
4,510	5.000%, 7/01/27	7/25 at 100.00	AA–	5,194,618
7,825	5.000%, 7/01/28	7/25 at 100.00	AA–	8,985,056
9,180	5.000%, 7/01/29	7/25 at 100.00	AA–	10,508,530

15,450	Hawaiian Electric Company Inc. and Its Subsidiaries, Special Purpose Revenue Bonds, Department of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	15,655,330
48,495	Total Hawaii			53,195,579

	Idaho – 0.4%

560	Boise City, Idaho, Airport Revenue Bonds, Aircraft Maintenance Facilities Project, Subordinate Series 2015, 3.750%, 9/01/32 (Alternative Minimum Tax)	9/25 at 100.00	A2	567,958

3,095	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.000%, 12/01/23 (Pre-refunded 12/01/18)	12/18 at 100.00	AA– (4)	3,184,941

1,000	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Victory Charter School, Inc. Project, Refunding Series 2016A, 5.000%, 7/01/39	7/26 at 100.00	BBB–	1,063,050

	Madison County School District 321, Idaho, General Obligation Bonds, Sales Tax and Credit Enhancement Guaranty, Refunding Series 2014BX:
2,595	5.000%, 8/15/21	No Opt. Call	Aaa	2,861,455
2,710	5.000%, 8/15/22	No Opt. Call	Aaa	3,049,482

109

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Idaho (continued)

$13,400	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project, Refunding Series 2016, 2.750%, 10/01/24	No Opt. Call	BB+	$13,227,006
23,360	Total Idaho			23,953,892

	Illinois – 14.5%

2,370	Bartlett, Illinois, Tax Increment Revenue Bonds, Barlett Quarry Redev Project, Senior Lien Series 2016, 4.000%, 1/01/24	1/22 at 100.00	N/R	2,304,612

	Bolingbrook, Illinois, General Obligation Bonds, Refunding Series 2013A:
2,800	0.000%, 1/01/30	7/23 at 72.73	A2	1,620,752
2,550	0.000%, 1/01/31	7/23 at 68.94	A2	1,393,601
2,750	0.000%, 1/01/32	7/23 at 65.28	A2	1,418,010
4,000	0.000%, 1/01/33	7/23 at 61.69	A2	1,942,960

	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016:
433	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	413,714
448	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	426,160
966	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	909,344
1,055	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	970,695
973	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	907,391

	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
585	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	558,944
610	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	580,262
968	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	911,227
1,423	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	1,319,619
1,448	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	1,343,512

29,475	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	34,584,786

	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2017:
1,860	5.000%, 4/01/33	4/27 at 100.00	N/R	2,033,147
1,000	5.000%, 4/01/42	4/27 at 100.00	N/R	1,076,480

10,900	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 7.000%, 12/01/42, 144A	12/27 at 100.00	B	12,977,431

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C:
3,125	5.000%, 12/01/27	No Opt. Call	B	3,258,594
12,385	5.000%, 12/01/30	12/27 at 100.00	B	12,593,068
5,270	5.000%, 12/01/34	12/27 at 100.00	B	5,293,715

2,600	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017D, 5.000%, 12/01/31	12/27 at 100.00	B	2,635,646

3,655	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017H, 5.000%, 12/01/36	12/27 at 100.00	B	3,628,465

19,585	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A, 7.000%, 12/01/46, 144A	12/27 at 100.00	B	23,250,137

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011:
3,530	5.250%, 12/01/25	12/21 at 100.00	AA	3,866,197
3,235	5.250%, 12/01/26	12/21 at 100.00	AA	3,532,426

110

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2015A:
$5,700	5.000%, 1/01/33 (Alternative Minimum Tax)	1/25 at 100.00	A	$6,314,061
4,225	5.000%, 1/01/34 (Alternative Minimum Tax)	1/25 at 100.00	A	4,669,343

17,605	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	19,793,125

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C:
1,745	5.000%, 1/01/26	1/19 at 100.00	BBB+	1,768,610
2,555	5.000%, 1/01/27	1/19 at 100.00	BBB+	2,585,788

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
6,625	5.000%, 1/01/23	No Opt. Call	BBB+	7,067,550
7,600	5.000%, 1/01/24	No Opt. Call	BBB+	8,167,720
4,440	5.000%, 1/01/25	No Opt. Call	BBB+	4,795,244
1,940	5.000%, 1/01/26	No Opt. Call	BBB+	2,100,225

1,525	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/24	12/23 at 100.00	A+	1,658,636

3,465	Cook County High School District 205 Thornton Township, Illinois, General Obligation Bonds, Series 2008, 5.250%, 12/01/21 (Pre-refunded 12/01/18) – AGC Insured	12/18 at 100.00	AA (4)	3,548,680

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
2,600	5.000%, 11/15/20	No Opt. Call	AA–	2,799,212
2,780	5.000%, 11/15/21	No Opt. Call	AA–	3,054,219
2,400	5.000%, 11/15/22	No Opt. Call	AA–	2,680,008

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A:
5,250	5.000%, 11/15/20	No Opt. Call	AA–	5,652,255
2,260	5.000%, 11/15/21	No Opt. Call	AA–	2,482,926

	Grundy and Will Counties Community Unit School District 1 Coal City, Illinois, General Obligation Bonds, Series 2008:
460	5.875%, 2/01/19	8/18 at 100.00	Aa3	466,343
625	5.875%, 2/01/22	8/18 at 100.00	Aa3	633,512
760	5.875%, 2/01/24	8/18 at 100.00	Aa3	770,298

	Grundy and Will Counties Community Unit School District 1 Coal City, Illinois, General Obligation Bonds, Series 2008:
1,090	5.875%, 2/01/19 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (4)	1,105,249
1,475	5.875%, 2/01/22 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (4)	1,495,635
1,785	5.875%, 2/01/24 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (4)	1,809,972

500	Huntley, Illinois, Special Tax Bonds, Special Service Area 10, Refunding Series 2017, 2.800%, 3/01/25 – BAM Insured	No Opt. Call	AA	480,790

	Huntley, Illinois, Special Tax Bonds, Special Service Area 9, Refunding Series 2017:
875	2.400%, 3/01/23 – BAM Insured	No Opt. Call	AA	843,649
925	2.600%, 3/01/24 – BAM Insured	No Opt. Call	AA	889,979
1,025	3.000%, 3/01/26 – BAM Insured	No Opt. Call	AA	990,181
1,055	3.150%, 3/01/27 – BAM Insured	3/26 at 100.00	AA	1,015,121

1,050	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2014, 5.000%, 8/01/23	No Opt. Call	AA+	1,190,227

3,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	6/22 at 100.00	AA+	3,205,080

111

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,000	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2016, 5.000%, 3/01/30	3/26 at 100.00	AA–	$2,270,740

13,685	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	BBB–	14,557,145

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
475	5.000%, 9/01/26	9/24 at 100.00	BBB–	516,154
1,205	5.000%, 9/01/27	9/24 at 100.00	BBB–	1,303,641
775	5.000%, 9/01/29	9/24 at 100.00	BBB–	833,846
2,450	5.000%, 9/01/34	9/24 at 100.00	BBB–	2,601,483
2,680	4.625%, 9/01/39	9/24 at 100.00	BBB–	2,749,412
7,015	5.000%, 9/01/42	9/24 at 100.00	BBB–	7,319,311

1,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.500%, 2/01/23	2/19 at 100.00	Baa3	1,027,020

	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013:
1,390	5.000%, 5/15/23	5/22 at 100.00	Baa2	1,513,724
1,120	5.000%, 5/15/25	5/22 at 100.00	Baa2	1,211,515
1,175	5.000%, 5/15/26	5/22 at 100.00	Baa2	1,265,804

5,135	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, 5.000%, 12/01/24	No Opt. Call	A3	5,773,794

	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Refunding Series 2016A:
2,370	5.000%, 7/01/33	7/26 at 100.00	A	2,622,571
3,170	5.000%, 7/01/34	7/26 at 100.00	A	3,498,253
5,000	5.000%, 7/01/35	7/26 at 100.00	A	5,502,750

15	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Series 2008A, 5.500%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	A (4)	15,145

4,265	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.000%, 11/15/29 (Pre-refunded 5/15/19)	5/19 at 100.00	A2 (4)	4,512,413

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A:
1,000	5.000%, 11/15/27	11/25 at 100.00	A	1,130,160
1,885	5.000%, 11/15/28	11/25 at 100.00	A	2,123,528
2,000	5.000%, 11/15/29	11/25 at 100.00	A	2,240,140

	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C:
2,400	3.625%, 2/15/32	2/27 at 100.00	BBB	2,342,328
10,000	3.750%, 2/15/34	2/27 at 100.00	BBB	9,765,500
33,995	4.000%, 2/15/41	2/27 at 100.00	BBB	34,221,067

4,000	Illinois Finance Authority, Revenue Bonds, Roosevelt University Project, Refunding Series 2009, 5.750%, 4/01/24	10/19 at 100.00	Ba1	4,166,160

	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007:
500	5.250%, 4/01/22	6/18 at 100.00	Ba2	499,995
3,600	5.400%, 4/01/27	6/18 at 100.00	Ba2	3,532,716

2,030	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 6.750%, 11/01/24 (Pre-refunded 11/01/18)	11/18 at 100.00	Aaa (4)	2,089,256

1,525	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.375%, 11/01/29 (Pre-refunded 5/01/19)	5/19 at 100.00	Aaa (4)	1,602,821

112

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
$2,215	5.000%, 8/15/35	8/25 at 100.00	Baa1	$2,387,238
5,000	5.000%, 8/15/44	8/25 at 100.00	Baa1	5,319,350

5,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	5,343,700

	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Refunding Series 2017C:
650	5.000%, 3/01/32	3/27 at 100.00	A+	734,155
2,750	5.000%, 3/01/33	3/27 at 100.00	A+	3,090,230
1,650	5.000%, 3/01/34	3/27 at 100.00	A+	1,844,716
1,200	4.000%, 3/01/35	3/27 at 100.00	A+	1,216,152

1,870	Illinois Health Facilities Authority, Revenue Bonds, Advocate Healthcare Network, Series 2003A. Remarketing 07/21/16, 1.375%, 11/15/22	7/21 at 101.00	AA+	1,799,407

	Illinois State, General Obligation Bonds, February Series 2014:
4,000	5.000%, 2/01/23	No Opt. Call	BBB	4,186,320
3,155	5.000%, 2/01/24	No Opt. Call	BBB	3,295,713
4,630	5.000%, 2/01/25	2/24 at 100.00	BBB	4,838,906
4,675	5.000%, 2/01/26	2/24 at 100.00	BBB	4,856,483
6,000	5.000%, 2/01/27	2/24 at 100.00	BBB	6,182,940

12,200	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/26	No Opt. Call	BBB	12,789,016
	Illinois State, General Obligation Bonds, November Series 2017D:
11,620	5.000%, 11/01/23	No Opt. Call	BBB	12,165,791
840	5.000%, 11/01/28	11/27 at 100.00	BBB	873,684

	Illinois State, General Obligation Bonds, Refunding Series 2010:
6,040	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA	6,170,343
5,295	5.000%, 1/01/19	No Opt. Call	BBB	5,385,121

	Illinois State, General Obligation Bonds, Refunding Series 2012:
7,750	5.000%, 8/01/20	No Opt. Call	BBB	8,058,450
6,460	5.000%, 8/01/21	No Opt. Call	BBB	6,763,685
15,265	5.000%, 8/01/22	No Opt. Call	BBB	15,939,255
2,795	5.000%, 8/01/23	No Opt. Call	BBB	2,923,682
285	5.000%, 8/01/25	8/22 at 100.00	BBB	295,519

10,000	Illinois State, General Obligation Bonds, Series 2006A, 5.000%, 6/01/18	No Opt. Call	BBB	10,040,700

1,100	Illinois State, General Obligation Bonds, Series 2009A, 5.000%, 9/01/34	9/18 at 100.00	BBB	1,101,012

	Illinois State, General Obligation Bonds, Series 2012A:
7,840	4.000%, 1/01/20	No Opt. Call	BBB	7,925,299
12,210	4.000%, 1/01/22	No Opt. Call	BBB	12,264,212

	Illinois State, General Obligation Bonds, Series 2013:
4,220	5.500%, 7/01/25	7/23 at 100.00	BBB	4,502,107
2,760	5.500%, 7/01/26	7/23 at 100.00	BBB	2,932,472
1,000	5.500%, 7/01/27	7/23 at 100.00	BBB	1,054,300

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
1,765	5.000%, 12/01/21	No Opt. Call	AA–	1,949,019
3,345	5.000%, 12/01/22	No Opt. Call	AA–	3,754,528
4,110	5.000%, 1/01/33	1/23 at 100.00	AA–	4,535,837

6,795	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2016A, 5.000%, 12/01/31	1/26 at 100.00	AA–	7,783,197

113

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014B:
$11,000	5.000%, 1/01/36	1/24 at 100.00	AA–	$12,195,370
6,000	5.000%, 1/01/37	1/24 at 100.00	AA–	6,635,280

11,560	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA–	13,196,780

10,550	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B, 5.000%, 1/01/37	1/26 at 100.00	AA–	11,881,516

	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Series 2007A:
6,615	9.000%, 1/01/22 – AGM Insured	No Opt. Call	AA+	8,177,198
965	9.000%, 1/01/23 – AGM Insured	No Opt. Call	AA+	1,245,921
3,940	9.000%, 1/01/25 – AGM Insured	No Opt. Call	AA+	5,478,570

	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Series 2007A:
1,955	9.000%, 1/01/22 – AGM Insured (ETM)	No Opt. Call	AA (4)	2,437,416
285	9.000%, 1/01/23 – AGM Insured (ETM)	No Opt. Call	AA (4)	371,392
1,210	9.000%, 1/01/25 – AGM Insured (ETM)	No Opt. Call	AA (4)	1,702,627

	Kendall, Kane, and Will Counties Community Unit School District 308 Oswego, Illinois, General Obligation Bonds, Refunding Series 2016:
5,000	5.000%, 2/01/34	2/26 at 100.00	AA	5,596,600
3,465	5.000%, 2/01/35	2/26 at 100.00	AA	3,870,821

	LaSalle and Bureau Counties High School District 120 LaSalle-Peru, Illinois, General Obligation Bonds, School Building Series 2017:
1,485	5.000%, 12/01/30 – BAM Insured	12/26 at 100.00	AA	1,696,613
1,165	5.000%, 12/01/31 – BAM Insured	12/26 at 100.00	AA	1,328,158
1,645	5.000%, 12/01/32 – BAM Insured	12/26 at 100.00	AA	1,871,368
1,725	5.000%, 12/01/33 – BAM Insured	12/26 at 100.00	AA	1,953,994
1,815	5.000%, 12/01/34 – BAM Insured	12/26 at 100.00	AA	2,050,097

2,100	Madison and Jersey Counties Community Unit School District 11, Alton, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/19 – AGM Insured	No Opt. Call	AA	2,015,433

	Madison County Community Unit School District 7 Edwardsville, Illinois, General Obligation Bonds, Series 2017A:
2,430	5.000%, 12/01/28 – BAM Insured	12/25 at 100.00	AA	2,690,180
2,500	5.000%, 12/01/29 – BAM Insured	12/25 at 100.00	AA	2,760,575

1,500	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding Series 2017A, 5.000%, 11/01/31 – AGM Insured	11/26 at 100.00	AA	1,689,120
	McCook, Cook County, Illinois, General Obligation Bonds, Series 2008:
500	5.000%, 12/01/26	12/18 at 100.00	A–	507,235
1,000	5.100%, 12/01/28	12/18 at 100.00	A–	1,015,120

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B:
4,430	5.000%, 12/15/28	6/22 at 100.00	BBB–	4,587,309
1,700	0.000%, 12/15/51	No Opt. Call	BBB–	313,072

114

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B:
$1,810	0.000%, 12/15/37	No Opt. Call	BB+	$987,265
9,045	0.000%, 12/15/42	No Opt. Call	BB+	4,841,155
6,000	0.000%, 12/15/47	No Opt. Call	BB+	3,170,220

25,375	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/29 – NPFG Insured	No Opt. Call	Baa2	15,127,814

	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2018.:
500	3.100%, 3/01/26 – BAM Insured	No Opt. Call	AA	486,340
500	3.200%, 3/01/27 – BAM Insured	No Opt. Call	AA	485,655
400	3.300%, 3/01/28 – BAM Insured	3/27 at 100.00	AA	389,144
700	3.450%, 3/01/30 – BAM Insured	3/27 at 100.00	AA	683,249

2,270	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2011., 0.000%, 12/01/24	No Opt. Call	A	1,782,813

1,494	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/29 – AGM Insured	3/24 at 100.00	AA	1,626,832

	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
295	5.000%, 10/01/23	10/22 at 100.00	Baa1	325,388
325	5.000%, 10/01/24	10/22 at 100.00	Baa1	359,645

7,785	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.250%, 6/01/21	No Opt. Call	A	8,506,047

12,395	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.500%, 6/01/23 (Pre-refunded 6/01/21)	6/21 at 100.00	N/R (4)	13,761,425

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2017.:
3,860	5.000%, 6/01/25	No Opt. Call	A	4,412,829
5,000	5.000%, 6/01/26	No Opt. Call	A	5,773,700
3,000	5.000%, 6/01/27	6/26 at 100.00	A	3,445,410

	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Areas 1, 3 & 4, Refunding Series 2017:
1,283	3.700%, 3/01/29 – BAM Insured	3/27 at 100.00	AA	1,286,836
1,073	3.800%, 3/01/30 – BAM Insured	3/27 at 100.00	AA	1,079,438
1,897	4.000%, 3/01/33 – BAM Insured	3/27 at 100.00	AA	1,928,282

	Saint Clair County, Illinois, General Obligation Bonds, Refunding Alternate Revenue Source Series 2009:
360	4.500%, 10/01/20	10/19 at 100.00	AA	374,976
370	5.000%, 10/01/22	10/19 at 100.00	AA	387,886

	Saint Clair County, Illinois, General Obligation Bonds, Refunding Alternate Revenue Source Series 2009:
640	4.500%, 10/01/20 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	666,042
730	5.000%, 10/01/22 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	765,069

	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013:
2,565	7.125%, 11/01/43 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (4)	3,216,972
2,415	7.625%, 11/01/48 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (4)	3,091,804

115

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,360	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Southwestern Illinois Flood District Council Project, Series 2016B, 4.000%, 10/15/40	10/25 at 100.00	A	$2,386,007

	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
7,805	5.000%, 3/01/33	3/25 at 100.00	A	8,608,603
13,960	5.000%, 3/01/34 – AGM Insured	3/25 at 100.00	AA	15,397,322
10,990	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	12,008,004

	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012:
3,205	4.000%, 11/01/21	No Opt. Call	A+	3,405,825
2,830	4.000%, 11/01/22	No Opt. Call	A+	3,030,223

	Will and Kendall Counties Community Consolidated School District 202 Plainfield, Illinois, General Obligation Bonds, Series 2016C:
9,760	5.000%, 1/01/22	No Opt. Call	Aa2	10,696,277
3,355	5.000%, 1/01/23	No Opt. Call	Aa2	3,737,470
3,295	5.000%, 1/01/24	No Opt. Call	Aa2	3,723,712
4,215	5.000%, 1/01/25	No Opt. Call	Aa2	4,825,711

5,675	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2013B, 0.000%, 1/01/30	No Opt. Call	Ba1	3,051,788

5,000	Will County, Illinois, General Obligation Bonds, Alternate Revenue Source Series 2016, 5.000%, 11/15/41	11/25 at 100.00	AA+	5,525,600

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
535	6.250%, 6/01/24	6/18 at 100.00	AA	538,825
1,005	5.750%, 6/01/25	6/18 at 100.00	AA	1,011,241
325	5.750%, 6/01/25 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	327,151
335	5.750%, 6/01/26	6/18 at 100.00	AA	337,023
85	5.750%, 6/01/26 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	85,563

5,915	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22	10/19 at 103.00	BBB+	6,252,806

	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation Bonds, Series 2013:
4,070	0.000%, 2/01/25	No Opt. Call	A+	3,228,772
3,855	0.000%, 2/01/26	No Opt. Call	A+	2,931,342
758,891	Total Illinois			784,234,730

	Indiana – 3.1%

	Carmel Redevelopment Authority, Indiana, County Option Income Tax Lease Rental Revenue Bonds, Refunding Series 2014B:
1,000	4.000%, 1/01/19	No Opt. Call	AA	1,018,120
435	5.000%, 1/01/20	No Opt. Call	AA	459,869
1,035	5.000%, 7/01/20	No Opt. Call	AA	1,107,978
500	5.000%, 1/01/21	No Opt. Call	AA	541,105

3,500	Indiana Finance Authority, Educational Facilities Revenue Bonds, University of Indianapolis Project, Series 2017, 5.000%, 10/01/43	4/27 at 100.00	BBB+	3,803,555

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
1,130	3.500%, 10/01/26	10/23 at 100.00	A	1,138,441
500	5.000%, 10/01/29	10/23 at 100.00	A	545,015

116

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$4,000	Indiana Finance Authority, Lease Appropriation Bonds, Stadium Project, Refunding Series 2015A, 5.250%, 2/01/37	8/25 at 100.00	AA+	$4,645,000

5,300	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.250%, 10/01/24 – AGM Insured	10/21 at 100.00	AA	5,882,364

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A:
715	5.000%, 10/01/22	No Opt. Call	AA	800,550
620	5.000%, 10/01/23	No Opt. Call	AA	704,909
625	5.000%, 10/01/24	No Opt. Call	AA	720,556
1,320	5.000%, 10/01/25	10/24 at 100.00	AA	1,532,137
1,710	5.000%, 10/01/26	10/24 at 100.00	AA	1,981,463

8,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project, First Lien Series 2014A, 2.950%, 10/01/22	7/22 at 100.00	A+	8,205,680

1,180	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health Subordinate Credit Group, Series 2005A-8, 1.250%, 11/01/27 (Mandatory put 5/01/20)	No Opt. Call	AA+	1,161,840

	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2013A:
2,750	5.250%, 1/01/33 (Pre-refunded 7/01/23)	7/23 at 100.00	A+ (4)	3,175,013
2,500	5.250%, 1/01/34 (Pre-refunded 7/01/23)	7/23 at 100.00	A+ (4)	2,886,375

2,800	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 7/01/21 – NPFG Insured	No Opt. Call	AA–	3,096,968

5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	AA–	5,695,450

	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2013A:
7,900	5.250%, 8/15/28	8/23 at 100.00	AA	8,958,995
10,000	5.250%, 8/15/29	8/23 at 100.00	AA	11,297,700

	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2017A:
12,240	5.000%, 8/15/26	No Opt. Call	AA	14,445,770
6,430	5.000%, 8/15/27	No Opt. Call	AA	7,670,026

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
500	5.000%, 10/01/27	10/24 at 100.00	A	564,270
720	5.000%, 10/01/28	10/24 at 100.00	A	810,734
1,000	5.000%, 10/01/29	10/24 at 100.00	A	1,122,240
1,360	5.000%, 10/01/31	10/24 at 100.00	A	1,520,276
1,215	5.000%, 10/01/33	10/24 at 100.00	A	1,354,385

2,985	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured	No Opt. Call	BBB+	3,098,132

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,675	5.000%, 4/01/21	No Opt. Call	Baa3	1,768,281
940	5.000%, 4/01/22	No Opt. Call	Baa3	1,002,604
2,015	5.000%, 4/01/24	4/22 at 100.00	Baa3	2,153,108

117

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
$500	4.250%, 8/01/18	No Opt. Call	N/R	$504,020
500	4.500%, 2/01/19	No Opt. Call	N/R	510,950
500	4.500%, 8/01/19	No Opt. Call	N/R	517,020
500	4.750%, 2/01/20	No Opt. Call	N/R	525,190
500	4.750%, 8/01/20	No Opt. Call	N/R	513,830
250	4.750%, 2/01/21	No Opt. Call	N/R	257,245
500	4.750%, 8/01/21	No Opt. Call	N/R	516,270
500	5.000%, 2/01/22	No Opt. Call	N/R	520,980
500	5.000%, 8/01/22	2/22 at 100.00	N/R	520,620
500	5.000%, 8/01/23	2/22 at 100.00	N/R	518,995
500	5.000%, 2/01/24	2/22 at 100.00	N/R	514,690

805	Southwind Housing Inc., Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	6/18 at 100.00	N/R (4)	892,165

	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
1,040	5.000%, 2/01/25	8/24 at 100.00	A	1,184,726
1,000	5.000%, 2/01/26	8/24 at 100.00	A	1,143,560
1,805	5.000%, 2/01/27	8/24 at 100.00	A	2,050,552
1,750	5.000%, 2/01/29	8/24 at 100.00	A	1,969,608
2,700	5.000%, 2/01/31	8/24 at 100.00	A	3,018,924

20,005	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2015, 5.000%, 11/01/45 (Mandatory put 11/01/22) (Alternative Minimum Tax)	No Opt. Call	A1	22,496,223

20,625	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2016A, 5.000%, 3/01/46 (Mandatory put 3/01/23) (Alternative Minimum Tax)	No Opt. Call	A1	23,268,300
148,580	Total Indiana			166,312,777

	Iowa – 1.6%

1,000	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.500%, 6/15/30 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	1,077,850

	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011:
1,015	5.250%, 6/15/25 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	1,088,577
2,000	5.250%, 6/15/26 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	2,144,980
3,135	5.250%, 6/15/27 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	3,362,256
2,000	5.375%, 6/15/28 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	2,150,340
2,035	5.500%, 6/15/29 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	2,193,425

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,830	5.000%, 1/01/23 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	AA (4)	1,985,568
1,890	5.000%, 1/01/24 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	AA (4)	2,050,669
1,520	5.000%, 1/01/25 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	AA (4)	1,649,215
1,000	5.000%, 1/01/26 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	AA (4)	1,085,010

10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2013A, 5.250%, 2/15/44	2/23 at 100.00	AA–	10,874,400

118

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

	Iowa Finance Authority, Healthcare Revenue Bonds, Genesis Health System, Series 2013:
$8,655	5.000%, 7/01/27	7/23 at 100.00	A1	$9,635,438
6,820	5.000%, 7/01/28	7/23 at 100.00	A1	7,574,974

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
8,210	5.500%, 12/01/22	12/18 at 100.00	B	8,326,746
1,925	5.250%, 12/01/25	12/23 at 100.00	B	2,050,741

4,770	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26, 144A	6/18 at 105.00	B	5,022,381

6,445	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A., 5.250%, 12/01/50 (Mandatory put 12/01/33)	12/22 at 103.00	B	6,764,994

1,250	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010, 5.500%, 9/01/25 (Pre-refunded 9/01/20)	9/20 at 100.00	N/R (4)	1,360,175

2,000	Iowa State, Special Obligation Bonds, Prison Infrastructure Fund, Refunding Series 2010, 4.500%, 6/15/22 (Pre-refunded 6/15/20)	6/20 at 100.00	AA (4)	2,119,480

	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
12,155	5.375%, 6/01/38	6/18 at 100.00	B+	12,182,349
2,350	5.500%, 6/01/42	6/18 at 100.00	B+	2,358,460
30	5.625%, 6/01/46	6/18 at 100.00	B	30,141

1,940	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/18 at 100.00	BB–	1,958,061
83,975	Total Iowa			89,046,230

	Kansas – 0.9%

14,655	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993A, 2.950%, 12/01/23	4/23 at 101.00	A	14,866,765

11,000	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993B, 2.950%, 12/01/23	4/23 at 101.00	A	11,158,950

765	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Bonds, Refunding Series 1996, 4.875%, 10/01/19	No Opt. Call	Aaa	784,584

2,150	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C., 5.500%, 11/15/23	11/19 at 100.00	AA	2,283,257

50	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C., 5.500%, 11/15/23 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	52,859

1,850	Kansas Development Finance Authority, Revenue Bonds, Kansas State Projects, Series 2007K, 4.500%, 11/01/19 – NPFG Insured	6/18 at 100.00	Aa3	1,854,070

20	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-2, 6.700%, 6/01/29	No Opt. Call	N/R	20,097

10,160	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (4)	11,244,377

119

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A:
$1,915	5.000%, 9/01/21	No Opt. Call	A+	$2,102,153
660	5.000%, 9/01/22	No Opt. Call	A+	737,273
1,505	5.000%, 9/01/23	No Opt. Call	A+	1,708,145
44,730	Total Kansas			46,812,530

	Kentucky – 1.6%

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A.:
1,230	5.625%, 8/15/27	8/18 at 100.00	N/R	1,248,130
1,230	5.625%, 8/15/27	8/18 at 100.00	A	1,246,162

1,795	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2015A, 4.500%, 6/01/46	6/25 at 100.00	Baa3	1,805,824

8,175	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 (Pre-refunded 6/01/18) – AGC Insured	6/18 at 100.00	AA (4)	8,231,162

10	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009B, 2.700%, 5/01/39 (Mandatory put 11/10/21)	No Opt. Call	BBB+	10,137

20,700	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 83, Series 2004, 5.000%, 10/01/18 – AMBAC Insured	No Opt. Call	A1	21,034,926

7,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/28	6/21 at 100.00	A1	7,594,720

35	Logan/Todd Regional Water Commission, Kentucky, Revenue Bonds, Refunding Series 2016A, 2.500%, 7/01/30 – AGM Insured	7/26 at 100.00	AA	32,046

	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
1,320	5.000%, 7/01/26 (Alternative Minimum Tax)	7/24 at 100.00	A+	1,471,642
3,280	5.000%, 7/01/28 (Alternative Minimum Tax)	7/24 at 100.00	A+	3,625,318

3,770	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/35	6/22 at 100.00	BBB+	4,009,583

10,130	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/35 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (4)	11,341,649

1,135	Louisville-Jefferson County Metro Government, Kentucky, Revenue Bonds, Bellarmine University Inc. Project, Refunding & Improvement Series 2008A, 6.000%, 5/01/28 (Pre-refunded 5/01/18)	5/18 at 100.00	Baa3 (4)	1,138,984

2,105	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 2.200%, 2/01/35 (Mandatory put 8/01/19)	8/19 at 100.00	A1	2,107,715

	Murray, Kentucky, Hospital Facilities Revenue Bonds, Murray-Calloway County Public Hospital Corporation Project, Refunding Series 2016:
1,005	5.000%, 8/01/25	No Opt. Call	Baa3	1,111,912
1,060	5.000%, 8/01/26	No Opt. Call	Baa3	1,174,756
1,110	5.000%, 8/01/27	8/26 at 100.00	Baa3	1,225,107
1,165	5.000%, 8/01/28	8/26 at 100.00	Baa3	1,281,407
1,230	5.000%, 8/01/29	8/26 at 100.00	Baa3	1,348,264
2,935	5.000%, 8/01/37	8/26 at 100.00	Baa3	3,132,408

120

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011:
$1,255	6.000%, 3/01/22	3/21 at 100.00	A3	$1,383,136
1,320	6.250%, 3/01/23	3/21 at 100.00	A3	1,459,286
1,300	6.250%, 3/01/24	3/21 at 100.00	A3	1,434,095

6,880	University of Kentucky, General Receipts Bonds, Refunding Series 2018A., 3.000%, 10/01/34	4/26 at 100.00	AA	6,361,798
81,175	Total Kentucky			84,810,167

	Louisiana – 2.7%

5,035	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power Company Project, Refunding Series 2010, 1.600%, 1/01/19	No Opt. Call	A–	5,050,608

	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2014B:
970	5.000%, 2/01/23	No Opt. Call	AA	1,086,167
540	5.000%, 2/01/24	No Opt. Call	AA	613,397
800	5.000%, 2/01/25	No Opt. Call	AA	919,920

585	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.250%, 7/01/31	7/21 at 100.00	BB	602,714

475	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/24 (Pre-refunded 6/01/22) – AGM Insured	6/22 at 100.00	AA (4)	531,815

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2016A:
17,435	5.000%, 6/01/25	No Opt. Call	A1	20,226,518
16,260	5.000%, 6/01/26	No Opt. Call	A1	19,060,135

245	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006-C1, 5.875%, 6/01/23 (Pre-refunded 6/01/18)	6/18 at 100.00	AA (4)	246,732

5	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006C-3, 6.125%, 6/01/25 (Pre-refunded 6/01/18) – AGC Insured	6/18 at 100.00	AA (4)	5,037

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A:
2,280	5.000%, 2/01/28	2/24 at 100.00	AA–	2,568,808
2,850	5.000%, 2/01/29	2/24 at 100.00	AA–	3,201,177
2,000	5.000%, 2/01/30	2/24 at 100.00	AA–	2,238,420

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
2,000	6.750%, 12/15/37 (8)	6/18 at 100.00	N/R	1,400,000
320	6.000%, 12/15/37 (8)	6/18 at 100.00	N/R	224,000

30	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/18 (8)	No Opt. Call	N/R	21,000

10,615	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32	11/27 at 100.00	BBB	10,507,045

121

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$1,000	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Refunding Series 2017, 5.000%, 7/01/37	7/27 at 100.00	A+	$1,124,270

3,210	Louisiana Public Facilities Authority, Revenue Bonds, Entergy Louisiana, LLC Project, Refunding Series 2016A, 3.375%, 9/01/28	3/21 at 100.00	A	3,242,357

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2016:
1,030	5.000%, 5/15/30	5/26 at 100.00	A3	1,166,290
2,965	5.000%, 5/15/32	5/26 at 100.00	A3	3,327,975
3,660	5.000%, 5/15/33	5/26 at 100.00	A3	4,096,967

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2016:
25	5.000%, 5/15/30 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	29,727
30	5.000%, 5/15/32 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	35,672
40	5.000%, 5/15/33 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	47,563

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017:
1,265	5.000%, 5/15/28	5/27 at 100.00	A3	1,455,648
1,000	5.000%, 5/15/29	5/27 at 100.00	A3	1,145,580
1,155	5.000%, 5/15/30	5/27 at 100.00	A3	1,318,225
1,750	5.000%, 5/15/31	5/27 at 100.00	A3	1,988,420

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
1,050	5.000%, 7/01/22	No Opt. Call	AA–	1,170,740
2,840	5.000%, 7/01/29	7/23 at 100.00	AA–	3,180,914
5,000	5.000%, 7/01/31	7/23 at 100.00	AA–	5,589,750
3,835	5.000%, 7/01/32	7/23 at 100.00	AA–	4,283,350

	Louisiana State, Unclaimed Property Special Revenue Bonds, Interstate 49 North Project, Series 2013:
1,165	5.000%, 9/01/29	9/23 at 100.00	A+	1,297,787
5,070	5.000%, 9/01/31	9/23 at 100.00	A+	5,626,331
4,000	5.000%, 9/01/32	9/23 at 100.00	A+	4,434,680

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012:
4,140	5.000%, 12/01/19	No Opt. Call	AA–	4,344,599
3,940	5.000%, 12/01/20	No Opt. Call	AA–	4,247,911
5,400	5.000%, 12/01/21	No Opt. Call	AA–	5,942,916

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
1,000	5.000%, 12/01/22	No Opt. Call	AA–	1,117,250
870	5.000%, 12/01/23	No Opt. Call	AA–	984,614
1,020	5.000%, 12/01/24	No Opt. Call	AA–	1,180,283
480	5.000%, 12/01/25	No Opt. Call	AA–	557,366
730	5.000%, 12/01/27	12/25 at 100.00	AA–	840,566

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
1,200	5.000%, 6/01/20	No Opt. Call	A	1,276,788
100	5.000%, 6/01/24	No Opt. Call	A	114,620
500	5.000%, 6/01/25	6/24 at 100.00	A	570,030
500	5.000%, 6/01/26	6/24 at 100.00	A	566,980
525	5.000%, 6/01/27	6/24 at 100.00	A	593,098
330	5.000%, 6/01/28	6/24 at 100.00	A	371,804
570	5.000%, 6/01/29	6/24 at 100.00	A	640,492

122

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
$385	5.000%, 6/01/30	6/25 at 100.00	A	$431,901
775	5.000%, 6/01/32	6/25 at 100.00	A	864,667
1,000	5.000%, 6/01/33	6/25 at 100.00	A	1,112,310
650	5.000%, 6/01/35	6/25 at 100.00	A	719,933

500	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2013B, 5.000%, 4/01/30 (Alternative Minimum Tax)	4/23 at 100.00	A–	543,160

6,585	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	7,007,757
133,735	Total Louisiana			147,094,784

	Maine – 0.3%

1,100	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	BBB	1,130,019

	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A:
4,185	4.000%, 7/01/41	7/26 at 100.00	BBB	3,724,231
5,555	4.000%, 7/01/46	7/26 at 100.00	BBB	4,832,628

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
1,000	6.750%, 7/01/36	7/21 at 100.00	BB	1,090,770
3,850	6.750%, 7/01/41	7/21 at 100.00	BB	4,187,183

25	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2007B, 4.125%, 7/01/18 – FGIC Insured	6/18 at 100.00	AA	25,039

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
500	4.000%, 7/01/18	No Opt. Call	BBB+	502,925
225	4.000%, 7/01/20	No Opt. Call	BBB+	235,177
290	5.000%, 7/01/22	No Opt. Call	BBB+	321,233
16,730	Total Maine			16,049,205

	Maryland – 0.8%

	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016:
1,235	3.250%, 1/01/31	1/26 at 100.00	N/R	1,219,711
3,365	5.000%, 1/01/37	1/26 at 100.00	N/R	3,731,112

	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,160	5.000%, 9/01/26	No Opt. Call	BBB–	1,338,768
1,760	5.000%, 9/01/27	No Opt. Call	BBB–	2,037,323
2,655	5.000%, 9/01/29	9/27 at 100.00	BBB–	3,069,392

	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2013A:
500	5.000%, 7/01/21	No Opt. Call	AA	549,195
1,000	5.000%, 7/01/26	1/24 at 100.00	AA	1,144,480
1,715	5.000%, 7/01/27	1/24 at 100.00	AA	1,958,822

250	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (4)	271,278

123

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016:
$1,170	5.000%, 6/01/27 – AGM Insured	6/26 at 100.00	AA	$1,364,021
1,000	5.000%, 6/01/28 – AGM Insured	6/26 at 100.00	AA	1,161,060
1,870	5.000%, 6/01/35 – AGM Insured	6/26 at 100.00	AA	2,122,936

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2016A:
750	5.000%, 7/01/32	7/26 at 100.00	BBB	837,892
2,250	5.000%, 7/01/33	7/26 at 100.00	BBB	2,505,105
1,650	5.000%, 7/01/34	7/26 at 100.00	BBB	1,829,569
2,000	5.000%, 7/01/35	7/26 at 100.00	BBB	2,208,620
1,570	5.000%, 7/01/36	7/26 at 100.00	BBB	1,727,863

1,260	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.250%, 7/01/24	7/19 at 100.00	A	1,307,515

740	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	772,190

7,825	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/25	7/24 at 100.00	BBB	8,882,392

2,155	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 45 Series 2017C-3, 2.500%, 11/01/24	5/19 at 100.00	N/R	2,159,310

1,505	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 70 Series 2017C-2, 3.000%, 11/01/25	5/20 at 100.00	N/R	1,503,962

1,005	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 85 Series 2017C-1, 3.500%, 11/01/26	5/20 at 100.00	N/R	1,005,784
40,390	Total Maryland			44,708,300

	Massachusetts – 0.7%

1,305	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 – FGIC Insured	No Opt. Call	Aa1	1,429,680

10,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2004B, 5.250%, 7/01/20	No Opt. Call	AA	10,776,000

	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
835	5.000%, 7/01/26	7/24 at 100.00	BB+	913,974
680	5.000%, 7/01/27	7/24 at 100.00	BB+	741,112
925	5.000%, 7/01/28	7/24 at 100.00	BB+	1,005,420
960	5.000%, 7/01/29	7/24 at 100.00	BB+	1,040,093

2,500	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.650%, 10/15/28	6/18 at 100.00	N/R	2,504,300

1,530	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E, 3.375%, 7/01/36	7/26 at 100.00	BBB	1,393,937

124

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007:
$515	5.000%, 10/01/18	6/18 at 100.00	N/R	$516,066
450	5.250%, 10/01/37	4/18 at 100.00	N/R	450,445

4,920	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care Obligated Group Issue, Series 2017L., 3.625%, 7/01/37	7/27 at 100.00	BBB+	4,803,002

	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University, Series 2010:
915	4.500%, 7/01/21	7/20 at 100.00	Baa2	967,631
1,780	4.500%, 7/01/22	7/20 at 100.00	Baa2	1,877,544
1,705	4.625%, 7/01/23	7/20 at 100.00	Baa2	1,800,395

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010:
500	5.125%, 10/15/22 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (4)	526,355
2,595	5.500%, 10/15/26 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (4)	2,746,444

1,080	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University, Refunding Series 2009A, 6.000%, 7/01/24	7/19 at 100.00	Baa2	1,135,814

1,940	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University, Refunding Series 2009A, 6.000%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	2,043,460

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
50	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	6/18 at 100.00	N/R	50,693
1,465	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/18 at 100.00	N/R	1,485,246
36,650	Total Massachusetts			38,207,611

	Michigan – 1.7%

790	Algonac Community Schools, Saint Clair County, Michigan, General Obligation Bonds, School Building & Site Series 2008-I, 4.000%, 5/01/19 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa1 (4)	791,556

	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996B:
3,050	0.000%, 7/01/22	No Opt. Call	BB	2,505,209
2,650	0.000%, 7/01/23	No Opt. Call	BB	2,064,271
2,880	0.000%, 7/01/24	No Opt. Call	BB	2,102,890

2,675	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/20 (Pre-refunded 5/15/18) – AGM Insured	5/18 at 100.00	AA (4)	2,685,218

355	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/30	7/26 at 100.00	A	404,554

4,850	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C, 5.000%, 7/01/34	7/25 at 100.00	A–	5,334,515

3,540	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/23	11/19 at 100.00	AA+	3,719,053

1,760	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/18 – AMBAC Insured	6/18 at 100.00	N/R	1,763,115

125

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A, 5.000%, 10/15/28	10/21 at 100.00	Aa2	$5,487,700

5,425	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-II-A, 5.000%, 10/15/28	10/21 at 100.00	Aa2	5,954,155

1,600	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/23	11/19 at 100.00	AA+	1,680,288

4,750	Romulus Community Schools, Wayne County, Michigan, General Obligation Bonds, Refunding Series 2013, 5.000%, 5/01/22	No Opt. Call	Aa1	5,211,415

	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D:
1,000	5.000%, 9/01/26	3/24 at 100.00	A1	1,128,940
2,000	5.000%, 9/01/27	3/24 at 100.00	A1	2,247,400
2,555	5.000%, 9/01/28	3/24 at 100.00	A1	2,860,680
3,770	5.000%, 9/01/29	3/24 at 100.00	A1	4,205,812
5,000	5.000%, 9/01/30	3/24 at 100.00	A1	5,557,900
2,270	5.000%, 9/01/31	3/24 at 100.00	A1	2,516,772

	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011:
4,885	5.000%, 5/01/20	No Opt. Call	Aa1	5,197,152
4,845	5.000%, 5/01/21	11/20 at 100.00	Aa1	5,236,282
3,845	5.000%, 5/01/22	11/20 at 100.00	Aa1	4,152,485

	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Refunding Series 2015F:
3,750	5.000%, 12/01/32 (Alternative Minimum Tax)	12/25 at 100.00	A	4,183,650
5,295	5.000%, 12/01/33 (Alternative Minimum Tax)	12/25 at 100.00	A	5,888,358
5,000	5.000%, 12/01/34 (Alternative Minimum Tax)	12/25 at 100.00	A	5,546,050

1,300	Western Michigan University, General Revenue Bonds, Refunding Series 2008, 5.000%, 11/15/23 (Pre-refunded 5/15/18) – AGM Insured	5/18 at 100.00	AA (4)	1,305,265
84,840	Total Michigan			89,730,685

	Minnesota – 0.3%

1,710	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A, 5.000%, 2/01/27	2/20 at 100.00	AA+	1,807,282

2,155	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	2,219,197

2,650	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 5.000%, 8/01/18 (ETM)	No Opt. Call	N/R (4)	2,679,521

1,270	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 4.250%, 8/01/20 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (4)	1,281,049

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A:
2,590	5.000%, 1/01/25	1/24 at 100.00	A+	2,946,255
2,005	5.000%, 1/01/32	1/24 at 100.00	A+	2,237,480

425	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 4.000%, 1/01/28	1/23 at 100.00	A–	447,495

650	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	A	713,615

126

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$2,060	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/23	No Opt. Call	A1	$2,328,253

490	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.000%, 11/15/24	11/19 at 100.00	AA–	514,382

525	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.000%, 11/15/24 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	552,158

385	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	6/18 at 100.00	N/R	386,070
16,915	Total Minnesota			18,112,757

	Mississippi – 0.3%

5,370	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/18 at 100.00	BBB+	5,380,525

8,870	Mississippi State, General Obligation Bonds, Series 2013B, 5.000%, 12/01/28 (Pre-refunded 12/01/23)	12/23 at 100.00	AA (4)	10,230,835
14,240	Total Mississippi			15,611,360

	Missouri – 0.8%

1,455	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast health, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	BBB–	1,661,712

1,100	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014, 3.000%, 12/30/24	12/23 at 100.00	A+	1,130,415

1,000	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009, 5.600%, 9/01/21	9/19 at 100.00	BBB–	1,026,960

1,400	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33	5/23 at 100.00	BBB+	1,533,896

220	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2015B, 4.000%, 5/01/32	11/23 at 100.00	BBB	222,077

1,390	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2014, 4.250%, 10/01/32	10/23 at 100.00	A–	1,453,009

430	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 4.400%, 2/01/19	No Opt. Call	BBB	438,351

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2014A:
1,320	5.000%, 1/01/25	1/24 at 100.00	A2	1,486,478
2,525	5.000%, 1/01/26	1/24 at 100.00	A2	2,833,429
1,000	5.000%, 1/01/32	1/24 at 100.00	A2	1,112,580

4,150	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/23	No Opt. Call	A	4,644,804

17,305	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A–	18,080,091

7,370	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 2012, 5.000%, 6/01/18	No Opt. Call	BBB–	7,409,945

127

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$270	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	6/18 at 100.00	N/R	$270,124

1,175	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeast health, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	BBB–	1,334,459
42,110	Total Missouri			44,638,330

	Montana – 0.6%

1,500	Cascade County High School District A Great Falls, Montana, General Obligation Bonds, School Building Series 2018., 5.000%, 7/01/38	7/28 at 100.00	A+	1,737,030

32,165	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2016, 2.000%, 8/01/23	No Opt. Call	A2	31,104,842

2,500	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Composite Deal Series 2010B, 5.000%, 1/01/24	1/20 at 100.00	AA–	2,630,075
36,165	Total Montana			35,471,947

	Nebraska – 0.7%

1,130	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.125%, 1/01/23	1/20 at 100.00	AA	1,173,392

9,350	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/44	5/24 at 100.00	BBB+	9,956,909

655	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2008, 5.750%, 11/01/28 (Pre-refunded 11/01/18)	11/18 at 100.00	A– (4)	670,563

665	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012, 4.000%, 6/15/23	6/22 at 100.00	AA–	711,650

370	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2015, 5.000%, 12/15/22	No Opt. Call	AA–	416,712

	Lancaster County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010:
735	4.750%, 1/01/19	No Opt. Call	AA	751,163
1,000	5.125%, 1/01/23	1/20 at 100.00	AA	1,052,400

5,910	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/32	11/21 at 100.00	A–	6,320,450

	Nebraska Public Power District, General Revenue Bonds, Series 2012A:
1,485	5.000%, 1/01/23	1/22 at 100.00	A+	1,636,440
1,510	5.000%, 1/01/24	1/22 at 100.00	A+	1,662,268
950	5.000%, 1/01/25	1/22 at 100.00	A+	1,044,715

645	Papillion-LaVista School District 27, Sarpy County, Nebraska, General Obligation Bonds, Series 2014, 5.000%, 12/01/22	No Opt. Call	Aa2	727,928

8,000	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/32	7/26 at 100.00	A2	9,122,960

128

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska (continued)

	Scotts Bluff County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Regional West Medical Center Project, Refunding & Improvement Series 2016A:
$3,660	5.250%, 2/01/28	2/27 at 100.00	N/R	$3,966,086
1,355	5.250%, 2/01/29	2/27 at 100.00	N/R	1,463,115
37,420	Total Nebraska			40,676,751

	Nevada – 2.3%

3,230	Clark County School District, Nevada, General Obligation Bonds, Series 2008A, 5.000%, 6/15/24 (Pre-refunded 6/15/18)	6/18 at 100.00	AA– (4)	3,252,739

	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
2,000	5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	A+	2,221,380
1,050	5.000%, 7/01/23 (Alternative Minimum Tax)	1/23 at 100.00	A+	1,166,708
1,905	5.000%, 7/01/24 (Alternative Minimum Tax)	1/23 at 100.00	A+	2,108,664

21,050	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	22,478,453

25,495	Clark County, Nevada, General Obligation Bonds, Limited Tax Bond Bank Additionally Secured by SNWA/Southern Nevada Water Authority Pledged Revenues, Series 2008, 5.000%, 6/01/38 (Pre-refunded 6/01/18)	6/18 at 100.00	AA+ (4)	25,639,557

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,750	4.000%, 9/01/32	9/26 at 100.00	N/R	1,746,150
2,275	4.000%, 9/01/35	9/26 at 100.00	N/R	2,230,160

	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C:
1,550	5.000%, 6/01/23	6/21 at 100.00	AA+	1,692,709
1,000	5.000%, 6/01/24	6/21 at 100.00	AA+	1,092,070
12,450	5.000%, 6/01/25	6/21 at 100.00	AA+	13,588,304

	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B:
2,125	5.000%, 6/01/24	6/22 at 100.00	AA+	2,385,504
1,545	5.000%, 6/01/25	6/22 at 100.00	AA+	1,718,025
2,000	5.000%, 6/01/26	6/22 at 100.00	AA+	2,223,140

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013:
90	4.000%, 6/01/19	No Opt. Call	N/R	91,233
50	4.000%, 6/01/20	No Opt. Call	N/R	51,216
360	5.000%, 6/01/22	No Opt. Call	N/R	386,496

4,685	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2012B, 5.000%, 8/01/22	No Opt. Call	AA+	5,256,523

11,150	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2013D-1, 5.000%, 3/01/22	No Opt. Call	AA+	12,402,145

3,100	Nevada State, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/18	No Opt. Call	AAA	3,171,269

10,010	Washoe County, Nevada, Gas and Water Facilities Revenue Bonds, Sierra Pacific Power Company, Refunding Series 2016B, 3.000%, 3/01/36 (Mandatory put 6/01/22)	No Opt. Call	A+	10,218,408

129

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011:
$3,265	5.000%, 7/01/22	7/21 at 100.00	AA	$3,585,166
4,710	5.000%, 7/01/23	7/21 at 100.00	AA	5,164,044

1,510	Washoe County, Nevada, Highway Revenue, Motor Vehicle Fuel Tax Bonds, Series 2013, 5.000%, 2/01/43	2/19 at 100.00	A+	1,545,334
118,355	Total Nevada			125,415,397

	New Hampshire – 0.2%

895	Business Finance Authority of the State of New Hampshire, Water Facility Revenue Bonds, Pennichuck Water Works, Inc. Project ,Series 2015A, 4.250%, 1/01/36 (Alternative Minimum Tax)	1/26 at 100.00	A+	902,599

5,725	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Refunding Series 2009, 5.250%, 6/01/39 (Pre-refunded 6/01/19)	6/19 at 100.00	AA+ (4)	5,964,992

1,840	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Series 2016, 5.000%, 10/01/38	10/26 at 100.00	Baa1	2,004,588

845	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Southern New Hampshire Medical Center, Series 2016, 3.500%, 10/01/34	10/26 at 100.00	A–	825,295
9,305	Total New Hampshire			9,697,474

	New Jersey – 5.8%

	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
2,500	5.000%, 2/15/30	2/24 at 100.00	BBB+	2,723,525
1,045	5.000%, 2/15/34	2/24 at 100.00	BBB+	1,125,716

8,535	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	BBB–	9,247,246

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
5,555	5.000%, 6/15/19	No Opt. Call	BBB+	5,747,425
5,905	5.000%, 6/15/20	No Opt. Call	BBB+	6,250,147
13,995	5.000%, 6/15/21	No Opt. Call	BBB+	15,086,470
2,465	5.000%, 6/15/22	No Opt. Call	BBB+	2,697,819
1,100	5.000%, 6/15/22	No Opt. Call	AA	1,204,357
7,180	5.000%, 6/15/23	6/22 at 100.00	BBB+	7,822,323
2,965	5.000%, 6/15/24	6/22 at 100.00	BBB+	3,220,435
7,615	5.000%, 6/15/25	6/22 at 100.00	BBB+	8,242,781
4,950	5.000%, 6/15/26	6/22 at 100.00	BBB+	5,343,822
925	4.250%, 6/15/27	6/22 at 100.00	BBB+	963,221
4,625	5.000%, 6/15/28	6/22 at 100.00	BBB+	4,975,899

	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
1,350	5.000%, 1/01/28 (Alternative Minimum Tax)	1/24 at 100.00	BBB	1,494,437
2,215	5.000%, 1/01/31 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	2,463,124

10,065	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	BBB+	9,668,036

25,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2015XX, 5.000%, 6/15/27	6/25 at 100.00	A–	27,201,250

130

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$6,000	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark Container Terminal LLC Project, Refunding Series 2017., 5.000%, 10/01/47 (Alternative Minimum Tax)	10/27 at 100.00	Ba1	$6,455,400

350	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2016C, 3.000%, 7/01/41	7/26 at 100.00	A–	318,945

4,005	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health Obligated Group Issue, Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	A2	4,489,204

1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Refunding Series 2016, 5.000%, 7/01/35	7/26 at 100.00	BBB–	1,087,890

	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2017-1A:
4,415	3.500%, 12/01/29 (Alternative Minimum Tax)	12/26 at 100.00	Aaa	4,418,135
11,705	3.750%, 12/01/31 (Alternative Minimum Tax)	12/26 at 100.00	Aaa	11,730,400
11,975	4.000%, 12/01/32 (Alternative Minimum Tax)	12/26 at 100.00	Aaa	12,123,370
5,000	3.750%, 12/01/33 (Alternative Minimum Tax)	12/26 at 100.00	Aaa	4,918,300

20,000	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-2, 5.000%, 6/15/30	6/18 at 100.00	A+	20,115,000

1,440	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/31 – FGIC Insured	No Opt. Call	A–	794,304

10,630	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A–	11,642,401

4,070	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.500%, 6/15/31	6/21 at 100.00	A–	4,360,069

14,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA, 5.000%, 6/15/22	No Opt. Call	A–	15,079,400

20,200	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013A, 5.000%, 6/15/20	No Opt. Call	A–	21,264,944

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
1,810	5.250%, 6/15/33	6/25 at 100.00	A–	1,970,294
1,850	5.250%, 6/15/34	6/25 at 100.00	A–	2,004,142

5,615	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	6,046,906

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series 2012Q:
4,505	3.000%, 1/01/20	No Opt. Call	Baa1	4,533,111
2,950	3.000%, 1/01/21	No Opt. Call	Baa1	2,971,623

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
5,925	4.500%, 6/01/23	4/18 at 100.00	BBB+	5,947,693
3,430	4.625%, 6/01/26	4/18 at 100.00	BBB	3,432,950
20,855	5.000%, 6/01/29	4/18 at 100.00	BBB–	20,922,570
11,530	4.750%, 6/01/34	4/18 at 100.00	BB–	11,529,769
21,415	5.000%, 6/01/41	4/18 at 100.00	B	21,414,358
302,665	Total New Jersey			315,049,211

131

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico – 0.3%

$14,850	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	A1	$15,430,486

	New York – 4.5%

4,060	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	4,366,733

	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014:
300	5.000%, 1/01/24	No Opt. Call	A+	343,344
500	5.000%, 1/01/25	No Opt. Call	A+	579,135

5,130	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.000%, 7/01/24	7/19 at 100.00	Baa2	5,298,777

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
1,900	5.000%, 12/01/25, 144A	No Opt. Call	BBB–	2,136,151
1,400	5.000%, 12/01/27, 144A	6/27 at 100.00	BBB–	1,564,472
1,300	5.000%, 12/01/29, 144A	6/27 at 100.00	BBB–	1,443,039
1,500	5.000%, 12/01/32, 144A	6/27 at 100.00	BBB–	1,649,055

7,050	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.500%, 7/01/20 – FGIC Insured	No Opt. Call	AA	7,643,822

	Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds, Third General Resolution, Series 2012A:
10,045	5.000%, 5/15/24	5/22 at 100.00	AA	11,204,695
9,285	5.000%, 5/15/25	5/22 at 100.00	AA	10,337,548

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
110	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	99,522
1,055	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	923,790

5,400	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	A–	6,008,850

200	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 4/01/19 (ETM)	No Opt. Call	A– (4)	206,682

	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A:
135	5.250%, 4/01/20 (Pre-refunded 4/01/19)	4/19 at 100.00	A– (4)	139,842
545	5.250%, 4/01/21 (Pre-refunded 4/01/19)	4/19 at 100.00	A– (4)	564,549
1,745	5.500%, 4/01/22 (Pre-refunded 4/01/19)	4/19 at 100.00	A– (4)	1,811,868
260	5.000%, 4/01/23 (Pre-refunded 4/01/19)	4/19 at 100.00	A– (4)	268,687
415	6.250%, 4/01/33 (Pre-refunded 4/01/19)	4/19 at 100.00	A– (4)	433,961

90	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.250%, 4/01/20 (Pre-refunded 4/01/19)	4/19 at 100.00	N/R (4)	93,228

1,235	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A–	1,371,900

132

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
$655	5.000%, 7/01/30	7/24 at 100.00	A–	$725,524
2,455	5.000%, 7/01/32	7/24 at 100.00	A–	2,700,279

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
1,500	5.000%, 7/01/28	7/24 at 100.00	A–	1,675,035
1,000	5.000%, 7/01/29	7/24 at 100.00	A–	1,111,870

10,000	New York City, New York, General Obligation Bonds, Fiscal 2003 Series C-A. RMKT, 5.000%, 8/01/19	No Opt. Call	AA	10,436,600

20,000	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/20	No Opt. Call	AA	21,466,400

6,995	New York City, New York, General Obligation Bonds, Fiscal 2018 Series A, 5.000%, 8/01/19	No Opt. Call	AA	7,300,402

25,350	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	26,250,432

	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding Bonds, Terminal One Group Association, L.P. Project, Series 2015:
2,005	5.000%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	A–	2,187,535
2,065	5.000%, 1/01/23 (Alternative Minimum Tax)	No Opt. Call	A–	2,272,181

	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
1,440	5.000%, 7/01/30 (Alternative Minimum Tax)	7/24 at 100.00	BBB	1,600,229
2,045	4.000%, 7/01/32 (Alternative Minimum Tax)	7/24 at 100.00	BBB	2,122,751
8,075	4.000%, 7/01/33 (Alternative Minimum Tax)	7/24 at 100.00	BBB	8,349,792
9,565	5.000%, 7/01/34 (Alternative Minimum Tax)	7/24 at 100.00	BBB	10,509,352
24,710	5.000%, 7/01/41 (Alternative Minimum Tax)	7/24 at 100.00	BBB	26,887,198
27,585	5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	29,918,691

1,000	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2014A, 5.125%, 7/01/31 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,042,730

10,025	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/25	12/23 at 100.00	AA–	11,534,164

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	874,373

	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
2,435	5.000%, 7/01/28	7/24 at 100.00	A–	2,719,140
2,695	5.000%, 7/01/29	7/24 at 100.00	A–	2,996,490
4,200	5.000%, 7/01/30	7/24 at 100.00	A–	4,652,214
2,100	5.000%, 7/01/31	7/24 at 100.00	A–	2,317,308
1,335	5.000%, 7/01/32	7/24 at 100.00	A–	1,468,380
3,080	5.000%, 7/01/33	7/24 at 100.00	A–	3,374,972
226,770	Total New York			244,983,692

133

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina – 0.7%

$610	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 3.750%, 3/01/24	3/22 at 100.00	BBB	$636,151

795	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 5.250%, 6/01/20	6/18 at 100.00	BBB+	799,365

105	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 5.250%, 6/01/20 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	105,637

2,055	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009A, 5.500%, 1/01/26 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA (4)	2,114,328

	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012B:
5,020	5.000%, 1/01/20 (ETM)	No Opt. Call	N/R (4)	5,307,897
10,040	5.000%, 1/01/21 (ETM)	No Opt. Call	N/R (4)	10,907,556

3,570	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/26 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA (4)	3,661,249

1,430	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/26	1/19 at 100.00	A	1,463,862

11,600	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2015C, 5.000%, 1/01/29	1/26 at 100.00	A	13,382,688

200	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014, 4.000%, 4/01/19	No Opt. Call	Aa3	204,716
35,425	Total North Carolina			38,583,449

	North Dakota – 0.7%

	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
120	5.000%, 7/01/23 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	131,251
1,240	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,356,262
2,835	5.000%, 7/01/27 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	3,100,810
1,485	5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,624,234
1,000	5.000%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,093,760
2,955	5.000%, 7/01/35 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	3,232,061

2,755	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	3,144,970

560	North Dakota Board of Higher Education, Housing and Auxiliary Facilities Revenue Bonds, North Dakota State University, Series 2017A, 3.250%, 4/01/35	4/27 at 100.00	AA–	541,481

	North Dakota Board of Higher Education, Housing and Auxiliary Facilities Revenue Bonds, North Dakota State University, Series 2017B:
1,010	3.125%, 4/01/34	4/27 at 100.00	AA–	968,701
1,280	3.250%, 4/01/35	4/27 at 100.00	AA–	1,237,670

	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C.:
1,220	5.000%, 6/01/28	No Opt. Call	BBB–	1,376,404
1,000	5.000%, 6/01/29	6/28 at 100.00	BBB–	1,123,650
1,245	5.000%, 6/01/31	6/28 at 100.00	BBB–	1,387,689
3,480	5.000%, 6/01/34	6/28 at 100.00	BBB–	3,838,370
11,300	5.000%, 6/01/38	6/28 at 100.00	BBB–	12,343,894
33,485	Total North Dakota			36,501,207

134

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio – 4.4%

$1,900	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A, 5.000%, 5/01/33	5/22 at 100.00	AA–	$2,059,220

1,260	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 4.750%, 12/01/21 (Pre-refunded 6/01/18)	6/18 at 100.00	AA (4)	1,266,527

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
3,300	5.375%, 6/01/24	5/18 at 100.00	B–	3,264,855
62,100	5.125%, 6/01/24	5/18 at 100.00	B–	60,876,009
11,965	5.875%, 6/01/30	5/18 at 100.00	B–	11,907,448
18,300	5.750%, 6/01/34	5/18 at 100.00	B–	17,979,750

5,450	Cincinnati, Ohio, General Obligation Bonds, Various Purpose, Refunding & Improvement Series 2016A, 4.000%, 12/01/19	No Opt. Call	AA	5,656,173

	Cleveland, Ohio, Airport System Revenue Bonds, Refunding Series 2016A:
1,250	5.000%, 1/01/25 – AGM Insured	No Opt. Call	AA	1,431,950
1,525	5.000%, 1/01/28 – AGM Insured	1/25 at 100.00	AA	1,711,889
2,230	5.000%, 1/01/29 – AGM Insured	1/25 at 100.00	AA	2,491,735
2,000	5.000%, 1/01/30 – AGM Insured	1/25 at 100.00	AA	2,227,000
1,800	5.000%, 1/01/31 – AGM Insured	1/25 at 100.00	AA	2,000,826

3,240	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/21 – AGM Insured	1/19 at 100.00	AA	3,314,034

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,700	5.000%, 12/01/22 (Pre-refunded 12/01/19)	12/19 at 100.00	AA+ (4)	1,792,905
1,780	5.000%, 12/01/23 (Pre-refunded 12/01/19)	12/19 at 100.00	AA+ (4)	1,877,277

470	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24	8/18 at 100.00	A3	476,401

2,435	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R (4)	2,469,796

7,450	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/27	2/23 at 100.00	BB+	7,962,933

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
775	4.000%, 10/01/18	No Opt. Call	Aa3	784,315
870	4.000%, 10/01/19	No Opt. Call	Aa3	899,406
1,150	4.000%, 10/01/20	No Opt. Call	Aa3	1,208,271
1,205	5.000%, 10/01/21	No Opt. Call	Aa3	1,324,717
965	5.000%, 10/01/22	No Opt. Call	Aa3	1,078,716

2,745	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (8)	No Opt. Call	Ca	868,106

1,350	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (Mandatory put 3/01/19) (8)	No Opt. Call	Ca	426,937

11,535	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/18 (8)	No Opt. Call	B3	10,176,869

30,060	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18) (8)	No Opt. Call	Ca	9,506,475

135

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$915	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (Mandatory put 7/01/18) (8)	No Opt. Call	Ca	$289,369

3,535	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (Mandatory put 6/01/20) (8)	No Opt. Call	Ca	1,117,944

240	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax) (8)	No Opt. Call	Ca	75,900

735	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 3.750%, 1/15/28, 144A (Alternative Minimum Tax)	No Opt. Call	N/R	736,161

7,500	Ohio State, General Obligation Bonds, Highway Capital Improvement Series 2012Q, 5.000%, 5/01/21	No Opt. Call	AAA	8,205,900

7,000	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011B, 4.000%, 9/15/21	No Opt. Call	AA+	7,495,880

24,230	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2014A, 5.000%, 9/15/19	No Opt. Call	AA+	25,402,247

8,160	Ohio State, General Obligation Bonds, Refunding Higher Education Series 2012C, 5.000%, 8/01/21	No Opt. Call	AA+	8,982,854

5,170	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Refunding Series 2016A, 5.000%, 1/15/41	1/26 at 100.00	A	5,686,690

8,490	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21) (8)	No Opt. Call	Ca	2,684,962

3,855	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19 (8)	No Opt. Call	Ca	1,219,144

2,345	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (Mandatory put 6/03/19) (8)	No Opt. Call	Ca	741,606

8,645	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33 (Mandatory put 7/01/20) (8)	No Opt. Call	Ca	2,733,981

500	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33 (Mandatory put 6/03/19) (8)	No Opt. Call	CCC–	158,125

12,010	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2014, 5.000%, 6/01/21	No Opt. Call	AAA	13,197,189

500	Richland County, Ohio, General Obligation Bonds, Correctional Facilities Improvement Refunding Series 2008, 5.875%, 12/01/24 (Pre-refunded 12/01/18) – AGC Insured	12/18 at 100.00	A2 (4)	514,125

2,715	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27	3/25 at 100.00	N/R	2,777,717
277,355	Total Ohio			239,060,334

136

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma – 1.8%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
$2,290	4.500%, 9/01/21	No Opt. Call	A+	$2,466,834
1,415	4.000%, 9/01/23	9/21 at 100.00	A+	1,483,967

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016:
2,940	5.000%, 6/01/21	No Opt. Call	A+	3,206,923
7,545	5.000%, 6/01/22	No Opt. Call	A+	8,374,120
3,080	5.000%, 6/01/23	No Opt. Call	A+	3,468,049

	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Elgin Public Schools Project, Series 2017A:
1,470	5.000%, 12/01/28	12/27 at 100.00	A	1,725,721
1,410	5.000%, 12/01/31	12/27 at 100.00	A	1,633,400

	Garfield County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Enid Public Schools Project, Series 2016A:
3,165	5.000%, 9/01/30	9/26 at 100.00	A	3,617,215
3,145	5.000%, 9/01/31	9/26 at 100.00	A	3,586,872

	Lincoln County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Stroud Public Schools Project, Series 2016:
1,000	5.000%, 9/01/20	No Opt. Call	A	1,064,170
2,115	5.000%, 9/01/22	No Opt. Call	A	2,327,071
1,000	5.000%, 9/01/23	No Opt. Call	A	1,114,510
1,870	5.000%, 9/01/24	No Opt. Call	A	2,107,527
2,490	5.000%, 9/01/26	No Opt. Call	A	2,847,763

	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B
6,045	5.000%, 8/15/33 (WI/DD, Settling 4/04/18)	8/28 at 100.00	Baa3	6,732,679
8,220	5.000%, 8/15/38 (WI/DD, Settling 4/04/18)	8/28 at 100.00	Baa3	9,013,805

	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
750	5.000%, 9/01/22	No Opt. Call	A–	821,917
500	3.000%, 9/01/23	No Opt. Call	A–	504,230
600	5.000%, 9/01/24	No Opt. Call	A–	673,962
1,505	5.000%, 9/01/25	No Opt. Call	A–	1,707,934

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A:
3,210	5.625%, 6/01/38 – BAM Insured (Alternative Minimum Tax)	6/23 at 100.00	AA	3,585,570
3,070	5.625%, 6/01/43 – BAM Insured (Alternative Minimum Tax)	6/23 at 100.00	AA	3,429,190

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2016:
3,350	5.000%, 9/01/25	9/23 at 100.00	AA–	3,773,138
10,675	5.000%, 9/01/26	9/23 at 100.00	AA–	11,988,879

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2015:
6,150	5.000%, 9/01/25	No Opt. Call	AA–	7,179,572
7,845	5.000%, 9/01/26	9/25 at 100.00	AA–	9,083,647
86,855	Total Oklahoma			97,518,665

137

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon – 0.6%

$2,500	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Convertible Deferred Interest Series 2017D, 0.000%, 6/15/36	6/27 at 100.00	AA+	$2,857,200

1,190	Clackamas Community College District, Oregon, General Obligation Bonds, Deferred Interest Series 2017A, 0.000%, 6/15/40 (7)	6/27 at 100.00	Aa1	1,222,142

4,145	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/20 – FGIC Insured	No Opt. Call	Aa1	4,438,093

4,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2009A, 5.000%, 11/15/22 (Pre-refunded 5/15/19)	5/19 at 100.00	AAA (4)	4,150,760

11,120	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2013A, 5.000%, 11/15/38	11/23 at 100.00	AAA	12,468,967

	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Refunding Series 2016A:
3,425	5.000%, 5/15/32	5/26 at 100.00	A+	3,896,622
1,925	5.000%, 5/15/33	5/26 at 100.00	A+	2,179,716
28,305	Total Oregon			31,213,500

	Pennsylvania – 5.2%

2,265	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	AA–	2,280,334

1,000	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/25	12/22 at 100.00	AA–	1,117,720

1,200	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41 (Mandatory put 6/01/20) (8)	No Opt. Call	Ca	379,500

3,630	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20) (8)	No Opt. Call	Ca	1,147,987

6,170	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18) (8)	No Opt. Call	Ca	2,005,250

1,315	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 4.125%, 8/01/20 (Pre-refunded 8/01/19)	8/19 at 100.00	Aa2 (4)	1,357,369

16,775	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018., 4.000%, 6/01/39 – AGM Insured	6/28 at 100.00	AA	16,956,002

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008:
535	5.250%, 10/01/20 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB (4)	544,469
565	5.375%, 10/01/21 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB (4)	575,351

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010:
1,000	5.000%, 10/01/21	10/20 at 100.00	BBB	1,060,340
1,050	5.000%, 10/01/25	10/20 at 100.00	BBB	1,120,676

138

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A:
$200	4.000%, 6/01/19	No Opt. Call	Ba1	$202,076
410	5.000%, 6/01/22	No Opt. Call	Ba1	435,563
790	5.000%, 6/01/24	6/23 at 100.00	Ba1	840,102
520	5.000%, 6/01/25	6/23 at 100.00	Ba1	548,220
370	5.125%, 6/01/26	6/23 at 100.00	Ba1	391,160
460	5.375%, 6/01/28	6/23 at 100.00	Ba1	488,327

12,575	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016A, 1.800%, 9/01/29 (Mandatory put 9/01/22)	No Opt. Call	A1	12,240,253

10,520	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27 (Mandatory put 8/15/22)	No Opt. Call	A1	10,127,814

3,140	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27 (Pre-refunded 12/15/19)	12/19 at 100.00	N/R (4)	3,448,505

5,900	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34 (Mandatory put 9/01/20)	No Opt. Call	BBB	5,917,759

4,055	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 3.750%, 12/01/40 (Mandatory put 7/01/20) (8)	No Opt. Call	Ca	1,282,394

3,095	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2006A, 2.550%, 11/01/41 (Mandatory put 12/03/18) (8)	12/18 at 100.00	Ca	978,794

2,820	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (4)	2,988,551

	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Guaranteed Series 2013B:
1,975	5.500%, 1/01/25	1/24 at 100.00	AA	2,273,028
2,265	5.500%, 1/01/26	1/24 at 100.00	AA	2,583,459
2,260	5.500%, 1/01/27	1/24 at 100.00	AA	2,567,473

	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C:
500	5.500%, 1/01/25 – AGM Insured	1/24 at 100.00	AA	575,450
1,095	5.500%, 1/01/26 – AGM Insured	1/24 at 100.00	AA	1,248,957
2,505	5.500%, 1/01/28 – AGM Insured	1/24 at 100.00	AA	2,837,313
2,050	5.500%, 1/01/29 – AGM Insured	1/24 at 100.00	AA	2,315,024
1,255	5.500%, 1/01/31 – AGM Insured	1/24 at 100.00	AA	1,412,314

10,500	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2017A, 1.700%, 8/01/37 (Mandatory put 8/03/20) (Alternative Minimum Tax)	No Opt. Call	A–	10,404,765

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B:
2,275	5.000%, 1/01/21	1/19 at 100.00	Aaa	2,331,283
7,600	5.000%, 7/01/21	5/18 at 100.00	Aaa	7,672,200

139

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$19,830	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-120, 3.100%, 10/01/36	10/25 at 100.00	AA+	$18,860,710

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121:
6,770	2.800%, 10/01/31	10/25 at 100.00	AA+	6,446,462
11,185	3.100%, 10/01/36	10/25 at 100.00	AA+	10,594,208

15,900	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-125A., 3.700%, 10/01/37 (Alternative Minimum Tax)	4/27 at 100.00	AA+	15,617,934

2,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A, 0.000%, 12/01/34 (7)	No Opt. Call	AA–	1,856,480

16,080	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 6.375%, 12/01/38	12/27 at 100.00	A–	19,870,860

	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2:
5,905	5.000%, 6/01/25	No Opt. Call	A3	6,767,189
12,580	5.000%, 6/01/29	6/26 at 100.00	A3	14,223,451
11,420	5.000%, 6/01/35	6/26 at 100.00	A3	12,592,377

3,170	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2017., 5.000%, 12/01/31	12/27 at 100.00	A3	3,570,625

12,005	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/24	No Opt. Call	A1	13,835,642

1,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2016A-1, 5.000%, 12/01/29	6/26 at 100.00	A1	1,146,900

2,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Refunding Second Series 2017, 5.000%, 12/01/29	12/27 at 100.00	A3	2,846,800

7,445	Philadelphia Authority For Industrial Development, Pennsylvania, Revenue Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/29	12/25 at 100.00	A	8,408,160

3,015	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30 (Pre-refunded 8/01/20)	8/20 at 100.00	A (4)	3,231,055

700	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017A., 3.000%, 7/01/34 – AGM Insured	7/27 at 100.00	AA	671,174

	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B.:
1,525	5.000%, 7/01/19 (Alternative Minimum Tax)	No Opt. Call	A	1,584,368
3,100	5.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	A	3,304,445
1,250	5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	A	1,361,850

2,650	Quakertown General Authority Health Facilities, Pennsylvania, Revenue USDA Loan Anticipation Notes and Revenue Bonds for LifeQuest Obligated Group, Series 2017A, 3.125%, 7/01/21	7/19 at 100.00	N/R	2,651,033

11,050	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 2.124%, 12/01/24 (3-month LIBOR* 67% reference rate + 0.78% spread) (13)	6/18 at 100.00	AA–	10,937,732

2,355	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 3.375%, 6/01/26	No Opt. Call	BB+	2,269,207

140

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013:
$1,400	5.000%, 12/01/19	No Opt. Call	BBB	$1,460,284
730	5.000%, 12/01/20	No Opt. Call	BBB	778,231
1,105	5.000%, 12/01/21	No Opt. Call	BBB	1,199,831
1,625	5.000%, 12/01/22	No Opt. Call	BBB	1,789,109
1,705	5.000%, 12/01/23	6/23 at 100.00	BBB	1,893,556
1,795	5.000%, 12/01/24	6/23 at 100.00	BBB	1,985,288

60	Trinity Area School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/19 – AGM Insured	No Opt. Call	A2	61,864

105	Trinity Area School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/19 – AGM Insured (ETM)	No Opt. Call	A2 (4)	108,759

5,310	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds, AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5., 3.375%, 11/01/36	11/27 at 100.00	A–	5,024,694
281,910	Total Pennsylvania			281,606,060

	Rhode Island – 0.3%

4,350	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.500%, 9/01/28 (Pre-refunded 9/01/23)	9/23 at 100.00	BB– (4)	5,080,887

119,145	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	6/18 at 100.00	CCC+	12,336,273
123,495	Total Rhode Island			17,417,160

	South Carolina – 0.8%

5,770	Greenville Hospital System Board of Trustees, South Carolina, Hospital Revenue Bonds, Series 2014B, 5.000%, 5/01/34	5/24 at 100.00	AA–	6,396,507

	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Series 2012:
1,850	5.000%, 11/01/20	No Opt. Call	A	1,992,117
7,500	5.000%, 11/01/27	11/22 at 100.00	A	8,292,450
1,225	5.000%, 11/01/29	11/22 at 100.00	A	1,352,755

	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, FMU Student Housing LLC – Francis Marion University Project, Series 2014A:
1,910	5.000%, 8/01/27	8/24 at 100.00	Baa3	2,044,388
3,925	5.000%, 8/01/32	8/24 at 100.00	Baa3	4,151,276

1,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.000%, 8/01/18	No Opt. Call	BBB+	1,009,380

3,015	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 5.000%, 12/01/31	6/25 at 100.00	A+	3,341,434

	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A:
7,000	5.000%, 12/01/29	6/26 at 100.00	A+	7,866,320
3,835	5.000%, 12/01/31	6/26 at 100.00	A+	4,274,721

1,265	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Refunding Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A	1,382,050
38,295	Total South Carolina			42,103,398

141

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Dakota – 0.1%

	South Dakota Building Authority, Revenue Bonds, Series 2013B:
$525	5.000%, 6/01/22	No Opt. Call	AA+	$586,677
1,000	5.000%, 6/01/24	6/23 at 100.00	AA+	1,129,620

2,410	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional Health, Refunding Series 2017, 5.000%, 9/01/31	9/27 at 100.00	A1	2,772,729

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2009, 5.000%, 11/01/24	11/19 at 100.00	A+	1,046,190

1,500	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.125%, 8/01/28 (Pre-refunded 8/01/18) – AGC Insured	8/18 at 100.00	AA+ (4)	1,517,820
6,435	Total South Dakota			7,053,036

	Tennessee – 1.7%

2,265	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.125%, 10/01/28	10/18 at 100.00	BBB+	2,310,730

2,265	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/28	10/24 at 100.00	BBB+	2,502,372

3,460	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.125%, 10/01/29	10/19 at 100.00	N/R	3,623,070

985	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Refunding & Improvement Series 2008, 5.250%, 4/01/23	4/18 at 100.00	A+	987,551

	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2017:
3,250	5.000%, 4/01/29	4/27 at 100.00	BBB	3,642,015
2,500	5.000%, 4/01/30	4/27 at 100.00	BBB	2,787,225
2,725	5.000%, 4/01/31	4/27 at 100.00	BBB	3,020,336

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A:
1,400	4.000%, 1/01/22	No Opt. Call	A	1,487,472
3,180	5.000%, 1/01/23	No Opt. Call	A	3,545,541
1,300	4.000%, 1/01/23	No Opt. Call	A	1,391,507
1,980	5.000%, 1/01/24	1/23 at 100.00	A	2,209,482

	Memphis and Shelby County Port Commission, Tennessee, Port Development Revenue Bonds, Series 2011:
1,480	5.250%, 4/01/23	4/21 at 100.00	AA	1,615,065
1,560	5.250%, 4/01/24	4/21 at 100.00	AA	1,701,898
1,240	5.250%, 4/01/25	4/21 at 100.00	AA	1,352,790

4,430	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009A, 5.125%, 11/01/24	11/19 at 100.00	AA	4,653,095

	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B:
1,000	5.500%, 11/01/20	11/19 at 100.00	AA	1,057,770
1,860	5.250%, 11/01/25	11/19 at 100.00	AA	1,958,152

8,255	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	A3	9,235,034

142

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$13,380	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/20	No Opt. Call	A	$14,378,683

28,985	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2017A, 4.000%, 5/01/48 (Mandatory put 5/01/23)	2/23 at 108.92	A	31,002,936
87,500	Total Tennessee			94,462,724

	Texas – 5.9%

1,085	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A, 5.000%, 1/01/30	1/27 at 100.00	BBB+	1,243,963

3,370	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 1/01/33	1/23 at 100.00	BBB+	3,678,321

3,445	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (4)	3,842,794

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
1,945	5.000%, 1/01/32	7/25 at 100.00	BBB+	2,176,358
1,390	5.000%, 1/01/33	7/25 at 100.00	BBB+	1,550,573
1,165	5.000%, 1/01/34	7/25 at 100.00	BBB+	1,296,389

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016:
2,000	5.000%, 1/01/33	1/26 at 100.00	BBB+	2,237,840
1,650	5.000%, 1/01/35	1/26 at 100.00	BBB+	1,836,664

1,060	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 3.750%, 8/15/22	No Opt. Call	BBB+	1,107,753

2,800	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Refunding School Building Series 2012, 5.000%, 2/15/26	2/21 at 100.00	AAA	3,026,324

5,200	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Refunding School Building Series 2012, 5.000%, 2/15/26 (Pre-refunded 2/15/21)	2/21 at 100.00	Aaa (4)	5,665,816

455	Fort Bend Independent School District, Fort Bend County, Texas, General Obligation Bonds, School Building Series 2009, 4.550%, 2/15/25	8/19 at 100.00	AA+	471,243

1,545	Fort Bend Independent School District, Fort Bend County, Texas, General Obligation Bonds, School Building Series 2009, 4.550%, 2/15/25 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	1,603,988

7,400	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	8,113,138

	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010:
875	4.000%, 3/01/21	No Opt. Call	A–	916,388
550	4.000%, 3/01/22	3/21 at 100.00	A–	573,018
800	4.000%, 3/01/23	3/21 at 100.00	A–	830,280
440	4.250%, 3/01/25	3/21 at 100.00	A–	461,859

1,825	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A, 5.000%, 12/01/23	12/22 at 100.00	A+	2,042,412

143

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A:
$5,215	5.000%, 12/01/26	12/24 at 100.00	A+	$5,944,996
4,025	5.000%, 12/01/27	12/24 at 100.00	A+	4,572,642
3,000	5.000%, 12/01/28	12/24 at 100.00	A+	3,400,380
6,115	5.000%, 12/01/29	12/24 at 100.00	A+	6,907,321

5,035	Harris County Flood Control District, Texas, General Obligation Bonds, Refunding Contract Tax Series 2014A, 5.000%, 10/01/25	10/24 at 100.00	Aaa	5,877,204

1,950	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.125%, 12/01/31 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (4)	2,021,039

4,390	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St. Luke’s Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	6/18 at 100.00	AA+ (4)	4,615,163

	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Series 2009A:
5,120	5.000%, 11/01/22 (Pre-refunded 11/01/19)	11/19 at 100.00	AA+ (4)	5,378,611
5,385	5.000%, 11/01/23 (Pre-refunded 11/01/19)	11/19 at 100.00	AA+ (4)	5,656,996
5,660	5.000%, 11/01/24 (Pre-refunded 11/01/19)	11/19 at 100.00	AA+ (4)	5,945,887

2,320	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 2016-XG0054, 10.731%, 11/01/41, 144A (IF) (5)	11/21 at 100.00	AA+	2,945,031

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
285	5.000%, 11/15/22	No Opt. Call	A3	314,697
425	5.000%, 11/15/23	No Opt. Call	A3	476,085

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
4,795	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	5,528,060
4,500	5.000%, 11/15/25 – AGM Insured	11/24 at 100.00	AA	5,179,050
4,095	5.000%, 11/15/26 – AGM Insured	11/24 at 100.00	AA	4,683,411
12,040	5.000%, 11/15/27 – AGM Insured	11/24 at 100.00	AA	13,683,942

	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010:
2,270	5.000%, 7/01/19	No Opt. Call	A	2,352,946
2,380	5.000%, 7/01/20	No Opt. Call	A	2,532,082

	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011B:
1,900	5.000%, 7/01/25	7/21 at 100.00	A+	2,074,382
2,025	5.000%, 7/01/26	7/21 at 100.00	A+	2,210,186

	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2012B:
18,675	5.000%, 7/01/31	7/22 at 100.00	A+	20,472,282
5,000	5.000%, 7/01/32	7/22 at 100.00	A+	5,474,900

2,440	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	BB–	2,660,430

6,000	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2017A., 5.000%, 3/01/22	No Opt. Call	AA	6,652,320

144

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
$8,000	0.000%, 9/01/22 – AMBAC Insured	No Opt. Call	A2	$7,185,200
3,815	0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A2	3,308,482

2,000	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series 2014, 5.000%, 8/01/32	8/24 at 100.00	AA–	2,247,280

	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015:
1,000	5.000%, 11/01/26 (Alternative Minimum Tax)	11/25 at 100.00	A1	1,142,650
2,025	5.000%, 11/01/27 (Alternative Minimum Tax)	11/25 at 100.00	A1	2,309,432
1,570	5.000%, 11/01/28 (Alternative Minimum Tax)	11/25 at 100.00	A1	1,781,385
2,000	5.000%, 11/01/29 (Alternative Minimum Tax)	11/25 at 100.00	A1	2,260,600
2,000	5.000%, 11/01/30 (Alternative Minimum Tax)	11/25 at 100.00	A1	2,251,960

2,720	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	A3	2,917,554

	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
3,045	5.000%, 12/01/25	No Opt. Call	B1	3,200,965
2,720	5.250%, 12/01/28	12/25 at 100.00	B1	2,845,419

1,310	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31, 144A (Alternative Minimum Tax)	10/18 at 103.00	BB–	1,362,819

1,570	New Hope Cultural Educational Finance Corp, Texas, Hospital Revenue Bonds, Children’s Health Systems, Series 2017A., 3.125%, 8/15/31	8/27 at 100.00	Aa2	1,522,241

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
4,380	5.000%, 8/15/24 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (4)	4,905,293
4,720	5.000%, 8/15/25 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (4)	5,286,070
3,930	5.000%, 8/15/26 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (4)	4,401,325
7,025	5.000%, 8/15/27 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (4)	7,867,508

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
2,370	0.000%, 9/01/43 (Pre-refunded 9/01/31) (7)	9/31 at 100.00	AA+ (4)	2,602,663
9,130	0.000%, 9/01/45 (Pre-refunded 9/01/31) (7)	9/31 at 100.00	AA+ (4)	10,963,852

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D:
8,655	5.250%, 9/01/25 (Pre-refunded 9/01/21)	9/21 at 100.00	AA+ (4)	9,605,059
5,040	5.250%, 9/01/26 (Pre-refunded 9/01/21)	9/21 at 100.00	AA+ (4)	5,593,241

870	Sunnyvale School District, Texas, General Obligation Bonds, School Building Series 2007, 4.400%, 2/15/20	6/18 at 100.00	AAA	871,897

4,830	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	AA–	5,211,908

1,285	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.125%, 9/01/33	9/23 at 100.00	A	1,405,636

50	Teague Independent School District, Freestone County, Texas, Unlimited Tax General Obligation Bonds, School Building Series 2008, 5.000%, 2/15/19	6/18 at 100.00	AAA	50,116

145

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/21	No Opt. Call	A3	$5,477,900

4,750	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%, 12/31/40 (Alternative Minimum Tax)	12/25 at 100.00	Baa3	5,192,367

3,250	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Refunding Series 2014A, 5.000%, 10/01/22	No Opt. Call	AAA	3,664,115

16,250	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/31	8/24 at 100.00	BBB+	17,971,363

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
2,675	3.500%, 8/15/18	No Opt. Call	A	2,692,173
2,900	4.000%, 8/15/19	No Opt. Call	A	2,983,723
3,015	4.000%, 8/15/20	No Opt. Call	A	3,120,344
3,135	4.000%, 8/15/21	No Opt. Call	A	3,273,473

8,830	Williamson County, Texas, General Obligation Bonds, Limited Tax Refunding Series 2012, 5.000%, 2/15/26	2/22 at 100.00	AAA	9,782,934
289,910	Total Texas			317,494,111

	Utah – 0.5%

6,345	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	6,608,127

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
3,340	5.000%, 9/01/23 (Pre-refunded 9/01/22)	9/22 at 100.00	A (4)	3,757,968
2,000	5.000%, 9/01/25 (Pre-refunded 9/01/22)	9/22 at 100.00	A (4)	2,250,280
2,265	5.000%, 9/01/26 (Pre-refunded 9/01/22)	9/22 at 100.00	A (4)	2,548,442

10,000	Utah State, General Obligation Bonds, Series 2009A, 5.000%, 7/01/22 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA (4)	10,085,800

2,955	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2018., 3.375%, 12/15/35	6/28 at 100.00	AAA	2,925,716
26,905	Total Utah			28,176,333

	Virginia – 1.4%

10,755	Fairfax County, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2016A, 4.000%, 10/01/19	No Opt. Call	AAA	11,131,425

1,680	Madison County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Woodberry Forest School, Refunding Series 2016A, 3.000%, 10/01/46	10/25 at 100.00	Aa1	1,540,678

750	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 5.000%, 12/01/32	12/22 at 100.00	N/R	766,515

1,185	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016, 3.125%, 6/15/31	6/26 at 100.00	A–	1,141,961

710	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A, 5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	749,185

146

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017:
$2,000	5.000%, 12/31/47 (Alternative Minimum Tax)	6/27 at 100.00	BBB	$2,180,560
21,360	5.000%, 12/31/49 (Alternative Minimum Tax)	6/27 at 100.00	BBB	23,236,476
15,090	5.000%, 12/31/52 (Alternative Minimum Tax)	6/27 at 100.00	BBB	16,378,988

6,835	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	7,476,670

8,650	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40 (Mandatory put 9/01/20)	No Opt. Call	A2	8,623,704
69,015	Total Virginia			73,226,162

	Washington – 1.2%

340	Douglas County Public Utility District 1, Washington, Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%, 9/01/18 (ETM)	No Opt. Call	AA (4)	343,424

265	King County School District 412 Shoreline, Washington, General Obligation Bonds, Series 2008, 5.750%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	AA+ (4)	272,356

2,265	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016, 5.000%, 12/01/37	12/26 at 100.00	Baa2	2,436,166

6,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	6,395,280

	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2015:
1,435	5.000%, 1/01/26	7/25 at 100.00	A	1,652,833
1,250	5.000%, 1/01/27	7/25 at 100.00	A	1,432,663

	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A:
1,295	5.000%, 11/15/22	No Opt. Call	A+	1,453,327
2,020	5.000%, 11/15/24	5/24 at 100.00	A+	2,330,737

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2018B.:
4,000	5.000%, 10/01/29	10/28 at 100.00	AA–	4,791,400
4,000	5.000%, 10/01/30	10/28 at 100.00	AA–	4,771,320
2,750	5.000%, 10/01/31	10/28 at 100.00	AA–	3,266,560
3,010	5.000%, 10/01/32	10/28 at 100.00	AA–	3,566,429
2,600	5.000%, 10/01/33	10/28 at 100.00	AA–	3,067,766

	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2017:
5,120	5.000%, 8/15/29	8/27 at 100.00	BBB	5,842,790
1,500	5.000%, 8/15/32	8/27 at 100.00	BBB	1,692,360
7,000	5.000%, 8/15/34	8/27 at 100.00	BBB	7,843,990

1,330	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	Baa1	1,385,328

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
1,845	6.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,946,696
2,000	6.750%, 7/01/29 (Pre-refunded 7/01/19)	7/19 at 100.00	Baa1 (4)	2,118,660

147

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$3,250	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.125%, 10/01/24 (Pre-refunded 10/01/19)	10/19 at 100.00	Baa1 (4)	$3,409,608

4,415	Whidbey Island Public Hospital District, Island County, Washington, General Obligation Bonds, Whidbey General Hospital, Series 2013, 5.500%, 12/01/33	12/22 at 100.00	Baa2	4,734,558
57,690	Total Washington			64,754,251

	West Virginia – 0.3%

5,710	West Virginia Economic Development Authority, Energy Revenue Bonds, Morgantown Energy Associates Project, Refunding Series 2016, 2.875%, 12/15/26 (Alternative Minimum Tax)	No Opt. Call	Baa3	5,598,312

10,335	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	A–	10,150,314

1,015	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/25	9/24 at 100.00	Baa1	1,128,812

1,525	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding Series 2008E, 5.375%, 6/01/28 (Pre-refunded 12/01/18)	12/18 at 100.00	A (4)	1,558,703
18,585	Total West Virginia			18,436,141

	Wisconsin – 3.6%

24,400	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 6.500%, 12/01/37, 144A	12/27 at 100.00	N/R	28,063,660

11,040	Public Finance Authority of Wisconsin, Revenue Bonds, Denver international Airport Great Hall Project, Series 2017., 5.000%, 9/30/49 (Alternative Minimum Tax)	9/27 at 100.00	BBB–	12,115,075

5,500	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2016A-1, 2.625%, 11/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	5,438,345

5,400	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2016A-2, 2.875%, 5/01/27 (Alternative Minimum Tax)	5/26 at 100.00	A–	5,372,136

12,500	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2017A-2, 1.600%, 1/01/25	No Opt. Call	A–	12,495,625

4,420	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A., 4.000%, 6/15/28, 144A	6/26 at 100.00	N/R	4,412,442

	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A:
335	5.000%, 4/01/20	No Opt. Call	AA–	355,706
470	5.000%, 4/01/22	No Opt. Call	AA–	521,582

	Wisconsin Health & Educational Facilities Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A:
590	5.000%, 12/01/26	11/24 at 100.00	AA–	675,096
3,855	5.000%, 12/01/27	11/24 at 100.00	AA–	4,378,548

148

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A:
$1,020	5.000%, 7/15/25	7/21 at 100.00	A+	$1,104,221
14,395	5.000%, 7/15/27 – AGM Insured	7/21 at 100.00	A+	15,503,271

2,060	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa2 (4)	2,243,896

1,455	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital of Wisconsin Inc., Series 2008B, 4.350%, 8/15/19 (ETM)	No Opt. Call	AA (4)	1,508,646

8,670	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital of Wisconsin Inc., Series 2008B, 5.500%, 8/15/29 (Pre-refunded 2/15/20)	2/20 at 100.00	AA (4)	9,279,241

5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2017C, 5.000%, 2/15/47	2/27 at 100.00	A–	5,459,650

835	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A3	852,117

3,300	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1	3,515,259

1,775	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/24 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (4)	1,995,775

4,365	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	4,766,842

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Saint John’s Communities Inc., Series 2018A., 5.000%, 9/15/40 (WI/DD, Settling 4/11/18)	9/23 at 100.00	N/R	1,049,320

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc., Series 2015:
825	5.000%, 12/15/23	No Opt. Call	AA–	940,492
1,275	5.000%, 12/15/25	12/24 at 100.00	AA–	1,458,625

8,145	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/27	5/19 at 100.00	Aa2	8,518,204

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
855	6.000%, 5/01/27 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	895,211
260	6.000%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	272,228
1,805	6.000%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa2 (4)	1,889,889
495	5.750%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	516,963
4,740	5.750%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa2 (4)	4,950,314
35,170	6.000%, 5/01/36 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa2 (4)	36,824,045

5,715	Wisconsin State, General Obligation Bonds, Refunding Series 2014-2, 5.000%, 5/01/24	5/22 at 100.00	Aa1	6,349,937

85	Wisconsin State, General Obligation Bonds, Refunding Series 2014-2, 5.000%, 5/01/24 (Pre-refunded 5/01/22)	5/22 at 100.00	N/R (4)	94,795

	Wisconsin State, Transportation Revenue Bonds, Series 2014-1:
1,110	5.000%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	1,155,588
3,355	5.000%, 7/01/25 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	3,492,790
4,000	5.000%, 7/01/26 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	4,164,280
180,220	Total Wisconsin			192,629,814

149

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)		Ratings (3)	Value

	Wyoming – 0.1%

$5,500	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A, 5.000%, 9/01/30	9/23 at 100.00		BB+	$5,745,960
$5,277,961	Total Municipal Bonds (cost $5,162,172,194)				5,263,862,943

Shares	Description (1), (9)				Value

	INVESTMENT COMPANIES – 0.3%

15,000	Eaton Vance Municipal Income Trust				$15,014,400
	Total Investment Companies (cost $15,000,000)				15,014,400

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$207	Las Vegas Monorail Company, Senior Interest Bonds (10), (11)	5.500%	7/15/19	N/R	$132,526

57	Las Vegas Monorail Company, Senior Interest Bonds (10), (11)	5.500%	7/15/55	N/R	28,286
$264	Total Corporate Bonds (cost $17,609)				160,812
	Total Long-Term Investments (cost $5,177,189,803)				5,279,038,155

Principal Amount (000)	Description (1)	Optional Call Provisions (2)		Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 1.3%

	MUNICIPAL BONDS – 1.3%

	Florida – 1.1%

$23,450	Miami-Dade County School Board, Florida, Certificates of Participation, Variable Rate Demand Obligations, Series 2013-004, 1.590%, 8/01/27, 144A (12)	8/18 at 100.00		A-2	$23,450,000

40,000	Miami-Dade County School Board, Florida, Certificates of Participation, Variable Rate Demand Obligations, Tender Option Bond Floater 2013-005, 1.810%, 5/01/37, 144A (12)	6/18 at 100.00		A-2	40,000,000
63,450	Total Florida				63,450,000

	Missouri – 0.2%

10,000	Missouri Health and Facilities Authority, Medical Research Facilities Revenue Bonds, Stowers Institute for Medical Research, Variable Rate Demand Obligations, Tender Option Bond Floater 7001, 1.540%, 3/01/45, 144A (12)	6/18 at 100.00		N/R	10,000,000
$73,450	Total Short-Term Investments (cost $73,450,000)				73,450,000
	Total Investments (cost $5,250,639,803) – 98.7%				5,352,488,155
	Other Assets Less Liabilities – 1.3%				68,690,697
	Net Assets – 100%				$5,421,178,852

150

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provision are not covered by the report of independent registered public accounting firm.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.

(7)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.

(8)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(9)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(10)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.

(11)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(12)	Investment has maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(13)	Variable rate security. The rate shown is the coupon as of the end of the period.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.

IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

LIBOR	London Inter-Bank Offered Rate

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

151

Nuveen Limited Term Municipal Bond Fund

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 99.2%

	MUNICIPAL BONDS – 98.4%

	Alabama – 2.3%

$9,790	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A., 4.000%, 12/01/48	9/23 at 100.31	N/R	$10,508,978

61,240	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016A, 4.000%, 7/01/46 (Mandatory put 6/01/21)	3/21 at 100.59	A1	64,471,635

10,935	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47 (Mandatory put 7/01/22)	4/22 at 100.52	A1	11,613,954

6,000	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2007A, 1.850%, 6/01/34 (Mandatory put 3/24/20)	No Opt. Call	A1	5,967,660

11,710	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2008, 1.625%, 7/15/34 (Mandatory put 10/02/18)	No Opt. Call	A1	11,689,507
99,675	Total Alabama			104,251,734

	Alaska – 0.5%

4,575	Alaska Industrial Development and Export Authority, Loan Anticipation Revenue Notes, YKHC Project, Series 2017, 3.500%, 12/01/20	12/19 at 100.00	N/R	4,643,625

	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
1,655	5.000%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	Baa2	1,856,231
3,565	5.000%, 1/01/26 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	3,998,861

	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011:
2,680	5.000%, 4/01/18	No Opt. Call	A1	2,680,000
1,360	5.000%, 4/01/19	No Opt. Call	A1	1,403,928

3,620	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	5/18 at 100.00	Ba2	3,700,943

3,635	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc. Project, Refunding Series 2003C, 5.000%, 1/01/21	No Opt. Call	A1	3,921,656
21,090	Total Alaska			22,205,244

	Arizona – 1.7%

2,975	Arizona State, Certificates of Participation, Series 2010A, 5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	3,118,365

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
5,140	5.000%, 7/01/18 – AGM Insured	No Opt. Call	AA+	5,179,886
120	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA+	128,489

1,500	Chandler, Arizona, General Obligation Bonds, Refunding Series 2014, 5.000%, 7/01/24	No Opt. Call	AAA	1,744,695

2,220	Coconino County, Arizona, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding AMT Series 2017A., 1.800%, 9/01/32 (Alternative Minimum Tax)	No Opt. Call	A+	2,203,394

152

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$1,200	Coconino County, Arizona, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017B, 1.600%, 3/01/39 (Mandatory put 5/21/20)	No Opt. Call	A+	$1,188,528

	Dysart Unified School District Number 89, Maricopa County, Arizona, General Obligation Bonds, Refunding Series 2014:
675	5.000%, 7/01/18	No Opt. Call	AAA	680,535
335	5.000%, 7/01/19	No Opt. Call	AAA	348,082
575	5.000%, 7/01/20	No Opt. Call	AAA	615,676
765	5.000%, 7/01/21	No Opt. Call	AAA	839,763

11,000	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico Palo Verde Project, Series 2010A, 2.400%, 6/01/43 (Mandatory put 6/01/20)	No Opt. Call	BBB+	11,027,610

1,090	Maricopa County School District 33 Buckeye Elementary, Arizona, General Obligation Bonds, Refunding Series 2016, 3.000%, 7/01/20 – BAM Insured	No Opt. Call	AA	1,114,274

	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, Refunding School Improvement Series 2015:
500	4.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	513,405
575	4.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	602,433
1,565	4.000%, 7/01/21 – AGM Insured	No Opt. Call	AA	1,661,294
750	4.000%, 7/01/22 – AGC Insured	No Opt. Call	AA	803,453

1,270	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, School Improvement Project of 2013, Series 2014A, 4.000%, 7/01/24	No Opt. Call	A+	1,380,236

1,250	Maricopa County Unified School District 90 Saddle Mountain, Arizona, General Obligation Bonds, School Improvement Project 2013, Series 2014, 5.000%, 7/01/18 – MAC Insured	No Opt. Call	AA	1,259,950

	Mesa, Arizona, General Obligation Bonds, Refunding Series 2012:
1,425	4.000%, 7/01/20	No Opt. Call	Aa2	1,496,207
2,225	4.000%, 7/01/21	No Opt. Call	Aa2	2,372,740
2,055	4.000%, 7/01/22	No Opt. Call	Aa2	2,218,784

	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2012:
2,415	5.000%, 7/01/21	No Opt. Call	AA	2,643,024
4,030	5.000%, 7/01/22	No Opt. Call	AA	4,488,211

3,615	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/26	7/25 at 100.00	AA	4,212,921

	Mesa, Arizona, Utility System Revenue Bonds, Refunding Series 2012:
5,370	5.000%, 7/01/20	No Opt. Call	Aa2	5,756,049
6,115	5.000%, 7/01/21	No Opt. Call	Aa2	6,712,619

295	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A–	310,853

	Pinal County, Arizona, Pledged Revenue Obligations, Refunding Series 2014:
1,305	5.000%, 8/01/22	No Opt. Call	AA	1,458,455
2,000	5.000%, 8/01/23	No Opt. Call	AA	2,268,180
2,000	5.000%, 8/01/24	No Opt. Call	AA	2,303,520

1,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/24	No Opt. Call	AA	1,151,760

153

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$6,120	The Industrial Development Authority of the County of Maricopa, Arizona, Revenue Bonds, Banner Health, Series 2017C, 5.000%, 1/01/48 (Mandatory put 10/18/24)	No Opt. Call	AA–	$7,098,037
73,475	Total Arizona			78,901,428

	Arkansas – 0.4%

720	Bryant School District 25, Saline County, Arkansas, General Obligation Bonds, Refunding & Construction Series 2017A, 3.000%, 2/01/20	No Opt. Call	Aa2	736,243

	Crittenden County, Arkansas, Sales and Use Tax Revenue Bonds, Series 2017:
1,000	5.000%, 3/01/19	No Opt. Call	A	1,028,310
1,200	5.000%, 3/01/20	No Opt. Call	A	1,268,076
1,400	5.000%, 3/01/21	No Opt. Call	A	1,512,392

	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014:
500	5.000%, 7/01/19	No Opt. Call	A+	519,715
670	5.000%, 7/01/21	No Opt. Call	A+	731,050

	Pulaksi County Public Facilities Board, Arkansas, Health Facilities Revenue Bonds, CARTI Project, Series 2013:
630	4.000%, 7/01/18	No Opt. Call	N/R	631,109
890	4.000%, 7/01/19	No Opt. Call	N/R	895,011
995	4.000%, 7/01/20	No Opt. Call	N/R	1,004,532
1,020	4.000%, 7/01/21	No Opt. Call	N/R	1,029,537
1,075	4.000%, 7/01/22	No Opt. Call	N/R	1,072,452
1,180	5.250%, 7/01/27	7/23 at 100.00	N/R	1,203,175
470	5.250%, 7/01/28	7/23 at 100.00	N/R	475,974

	Pulaski County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
500	5.000%, 12/01/22	No Opt. Call	A+	561,685
1,740	5.000%, 12/01/23	No Opt. Call	A+	1,981,042
2,110	5.000%, 12/01/24	No Opt. Call	A+	2,434,560
16,100	Total Arkansas			17,084,863

	California – 2.9%

10,765	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2016B-3, 2.000%, 10/01/36 (Mandatory put 10/01/25)	10/25 at 100.00	AA–	10,384,888

4,000	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013C, 5.000%, 7/01/43 (Mandatory put 10/15/19)	No Opt. Call	AA–	4,190,840

3,350	California Infrastructure and Economic Development Bank, Revenue Bonds, Pacific Gas and Electric Company, Refunding Series 2010E, 1.750%, 11/01/26 (Mandatory put 6/01/22)	No Opt. Call	A3	3,221,661

	California Infrastructure and Economic Development Bank, Revenue Bonds, Pacific Gas and Electric Company, Refunding Series 2008:
6,800	1.050%, 12/01/18	No Opt. Call	A3	6,755,732
4,050	1.750%, 11/01/26 (Mandatory put 6/01/22)	No Opt. Call	A3	3,894,844

154

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2017A:
$1,565	5.000%, 2/01/22	No Opt. Call	A–	$1,721,343
2,600	5.000%, 2/01/23	No Opt. Call	A–	2,903,836
1,920	5.000%, 2/01/24	No Opt. Call	A–	2,177,626
1,700	5.000%, 2/01/25	No Opt. Call	A–	1,952,535
2,000	5.000%, 2/01/26	No Opt. Call	A–	2,313,380
1,500	5.000%, 2/01/27	No Opt. Call	A–	1,744,995

5,000	California Municipal Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2017A, 2.000%, 12/01/44 (Mandatory put 12/01/20) (Alternative Minimum Tax)	12/20 at 100.00	A–	4,990,950

3,365	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory put 11/03/25) (Alternative Minimum Tax)	No Opt. Call	A–	3,434,588

5,875	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2015A-1, 3.375%, 7/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	6,098,838

6,440	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc. Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	6,531,706

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
260	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa (4)	271,970
125	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa (4)	130,755

20,655	California Statewide Communities Development Authority, Health Facility Revenue Bonds, Community Hospital of the Monterey Peninsula, Series 2012A, 1.870%, 6/01/23	6/18 at 100.00	N/R	20,660,990

765	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/24	No Opt. Call	A–	878,243

	California Statewide Communities Development Authority, Student Housing Revenue Bonds, University of California, Irvine East Campus Apartments, CHF-Irvine, LLC, Refunding Series 2016:
1,000	5.000%, 5/15/19	No Opt. Call	Baa1	1,035,880
1,000	5.000%, 5/15/20	No Opt. Call	Baa1	1,064,430

	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
2,350	5.000%, 1/01/19	No Opt. Call	BBB	2,384,592
2,470	5.000%, 1/01/20	No Opt. Call	BBB	2,551,955
2,590	5.000%, 1/01/21	No Opt. Call	BBB	2,710,046

3,510	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	5/18 at 100.00	B+	3,513,510

500	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/21	No Opt. Call	N/R	545,585

2,765	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2013B, 5.000%, 7/01/22	No Opt. Call	AA+	3,124,920

190	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AA+ (4)	195,601

155

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$13,020	Metropolitan Water District of Southern California, Water Revenue Bonds, Refunding Series 2014C-2, 3.000%, 7/01/25 (Mandatory put 10/01/20)	7/20 at 100.00	AAA	$13,364,900

2,700	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2014A, 5.000%, 8/01/25 – BAM Insured	8/24 at 100.00	AA	3,135,564

3,860	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21 (Pre-refunded 11/01/20)	11/20 at 100.00	BBB– (4)	4,100,710

100	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa (4)	113,916

3,545	Southern California Public Power Authority, Transmission Project Revenue Bonds, Southern Transmission Project, Subordinate Refunding Series 2015C, 5.000%, 7/01/24	No Opt. Call	AA	4,152,648

	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A:
565	4.000%, 7/01/18	No Opt. Call	Baa1	567,802
1,315	5.000%, 7/01/19	No Opt. Call	Baa1	1,361,222
1,225	4.000%, 7/01/20	No Opt. Call	Baa1	1,273,816
1,130	5.000%, 7/01/22	No Opt. Call	Baa1	1,244,006
980	5.000%, 7/01/23	No Opt. Call	Baa1	1,088,986
127,550	Total California			131,789,809

	Colorado – 1.8%

2,750	Broomfield, Colorado, Sewer Activity Enterprise, Sewer and Wastewater Reclamation Revenue Bonds, Refunding Series 2012, 4.000%, 12/01/20	No Opt. Call	A2	2,893,990

	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017:
765	5.000%, 12/01/20, 144A	No Opt. Call	N/R	816,768
1,000	5.000%, 12/01/21, 144A	No Opt. Call	N/R	1,083,630
1,425	5.000%, 12/01/22, 144A	No Opt. Call	N/R	1,559,748

1,000	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%, 6/01/20	No Opt. Call	BBB	1,058,100

7,245	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2014E, 5.000%, 11/15/24	5/24 at 100.00	AA	8,337,184

16,975	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D-3, 5.000%, 10/01/38 (Mandatory put 11/12/21)	No Opt. Call	BBB+	18,552,996

3,025	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.125%, 10/01/28	10/18 at 100.00	BBB+	3,086,075

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A:
7,575	5.000%, 2/01/19	No Opt. Call	BBB+	7,753,467
5,205	5.000%, 2/01/20	No Opt. Call	BBB+	5,453,070
4,830	5.000%, 2/01/21	No Opt. Call	BBB+	5,160,275

156

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
$300	3.000%, 6/01/18	No Opt. Call	A–	$300,600
500	4.000%, 6/01/19	No Opt. Call	A–	511,180
1,000	4.000%, 6/01/20	No Opt. Call	A–	1,037,120
2,000	5.000%, 6/01/21	No Opt. Call	A–	2,159,220
2,300	5.000%, 6/01/22	No Opt. Call	A–	2,529,655
500	5.000%, 6/01/23	No Opt. Call	A–	557,335

250	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 2.000%, 8/01/19 – AGM Insured	No Opt. Call	AA	250,617

	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A:
610	3.500%, 12/01/21	No Opt. Call	N/R	620,504
530	4.500%, 12/01/27	12/22 at 103.00	N/R	550,861

1,500	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/19	No Opt. Call	A	1,579,320

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Refunding Series 2015A:
1,060	5.000%, 9/01/19	No Opt. Call	A–	1,107,488
1,175	5.000%, 9/01/20	No Opt. Call	A–	1,260,716

	Gardens on Havana Metropolitan District 3, Arapahoe County, Colorado, Special Revenue Bonds, Refunding Series 2017A:
2,331	3.625%, 12/01/21	No Opt. Call	N/R	2,385,848
3,705	4.625%, 12/01/27	12/22 at 103.00	N/R	3,870,947

5,700	Moffat County, Colorado, Pollution Control Revenue Bonds, Tri-State Generation and Transmission Association, Inc. Project, Refunding Series 2009, 2.000%, 3/01/36 (Mandatory put 10/03/22)	No Opt. Call	A	5,641,746

1,000	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/18, 144A	No Opt. Call	N/R	1,018,110
76,256	Total Colorado			81,136,570

	Connecticut – 3.2%

12,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2013A, 1.000%, 7/01/42	No Opt. Call	AAA	11,896,920

19,145	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2015A, 1.375%, 7/01/35 (Mandatory put 7/11/18)	No Opt. Call	AAA	19,141,937

19,740	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2016A-1, 1.000%, 7/01/42 (Mandatory put 7/01/19)	No Opt. Call	AAA	19,570,433

4,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2017A-2, 5.000%, 7/01/42 (Mandatory put 7/01/22)	No Opt. Call	AAA	5,054,400

20,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2017B, 5.000%, 7/01/37 (Mandatory put 7/01/20)	No Opt. Call	AAA	21,456,000

27,700	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U1, 1.000%, 7/01/33 (Mandatory put 2/06/19)	No Opt. Call	AAA	27,566,209

18,100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U2, 1.000%, 7/01/33 (Mandatory put 2/06/19)	No Opt. Call	AAA	18,012,577

157

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

$5,000	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2013A, 5.000%, 10/01/20	No Opt. Call	AA	$5,341,750

455	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	7/18 at 100.00	A–	461,497

	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2014B:
1,915	4.000%, 8/01/19 – AGM Insured	No Opt. Call	AA	1,963,124
2,000	5.000%, 8/01/20 – AGM Insured	No Opt. Call	AA	2,117,440

890	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Ninth Series 2014, 5.000%, 8/01/22	No Opt. Call	AA–	999,354

7,000	State of Connecticut General Obligation Refunding Bonds, Series 2018B, 5.000%, 4/15/22 (WI/DD, Settling 4/11/18)	No Opt. Call	A1	7,633,150

	Stratford, Connecticut, General Obligation Bonds, Series 2014:
395	3.000%, 12/15/19	No Opt. Call	AA	402,627
525	5.000%, 12/15/21	No Opt. Call	AA	574,397

	West Haven, Connecticut, General Obligation Bonds, Series 2012:
2,095	5.000%, 8/01/22 – AGM Insured	No Opt. Call	AA	2,291,385
2,000	5.000%, 8/01/23 – AGM Insured	8/22 at 100.00	AA	2,202,960
1,000	5.000%, 8/01/25 – AGM Insured	8/22 at 100.00	AA	1,097,600
144,460	Total Connecticut			147,783,760

	Delaware – 0.1%

	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
1,810	5.000%, 7/01/18	No Opt. Call	BBB	1,821,620
1,905	5.000%, 7/01/19	No Opt. Call	BBB	1,962,455
2,000	5.000%, 7/01/20	No Opt. Call	BBB	2,102,580
275	5.000%, 7/01/21	No Opt. Call	BBB	293,805
5,990	Total Delaware			6,180,460

	District of Columbia – 1.2%

10,050	District of Columbia, Revenue Bonds, Georgetown University, Series 2001C, 5.250%, 4/01/34 (Mandatory put 4/01/23) (Pre-refunded 10/01/18)	10/18 at 100.00	A (4)	10,227,885

21,745	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2017, 5.000%, 10/01/18 (Alternative Minimum Tax)	No Opt. Call	AA–	22,088,136

22,365	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2016A, 5.000%, 7/01/18	No Opt. Call	AA–	22,556,892
54,160	Total District of Columbia			54,872,913

	Florida – 5.4%

	Broward County, Florida, Airport System Revenue Bonds, Series 2015A:
5,000	5.000%, 10/01/24 (Alternative Minimum Tax)	No Opt. Call	A+	5,703,200
5,000	5.000%, 10/01/25 (Alternative Minimum Tax)	No Opt. Call	A+	5,749,900
2,295	5.000%, 10/01/26 (Alternative Minimum Tax)	10/25 at 100.00	A+	2,645,928
4,110	5.000%, 10/01/27 (Alternative Minimum Tax)	10/25 at 100.00	A+	4,705,498

	Broward County, Florida, Airport System Revenue Bonds, Series 2017:
1,080	5.000%, 10/01/20 (Alternative Minimum Tax)	No Opt. Call	A+	1,158,732
1,585	5.000%, 10/01/21 (Alternative Minimum Tax)	No Opt. Call	A+	1,735,718
1,000	5.000%, 10/01/23 (Alternative Minimum Tax)	No Opt. Call	A+	1,128,150

158

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas Series 2017:
$740	1.400%, 9/01/18 – AGM Insured	No Opt. Call	AA	$738,786
990	1.650%, 9/01/19 – AGM Insured	No Opt. Call	AA	985,832
965	1.900%, 9/01/20 – AGM Insured	No Opt. Call	AA	955,205
1,005	2.000%, 9/01/21 – AGM Insured	No Opt. Call	AA	987,071
1,260	2.125%, 9/01/22 – AGM Insured	No Opt. Call	AA	1,224,178

	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
5,030	5.000%, 6/01/20	12/19 at 100.00	AA	5,292,113
18,050	5.000%, 6/01/22	12/21 at 100.00	AA	19,871,426
10,480	5.000%, 6/01/25	12/24 at 100.00	AA	12,036,490

	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1:
3,840	5.000%, 6/01/18	No Opt. Call	AA	3,861,120
365	5.000%, 6/01/19	No Opt. Call	AA	378,567

	City of Orlando, Florida, Senior Tourist Development Tax Refunding Revenue Bonds, 6th Cent Contract Payments, Series 2017A:
2,000	5.000%, 11/01/29 – AGM Insured	11/27 at 100.00	AA	2,336,240
9,215	5.000%, 11/01/30 – AGM Insured	11/27 at 100.00	AA	10,697,509

6,600	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company Project, Refunding Series 2003, 1.150%, 6/01/23 (Mandatory put 6/21/18)	No Opt. Call	A2	6,588,648

2,095	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company, Refunding Series 1997, 2.100%, 7/01/22 (Mandatory put 4/11/19)	No Opt. Call	A2	2,096,257

5,880	Florida Municipal Power Agency, Power Supply Revenue Bonds, All Requirements Project, Refunding Series 2016A, 5.000%, 10/01/20	No Opt. Call	A+	6,322,000

2,655	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series 2011A, 5.000%, 10/01/20	No Opt. Call	A2	2,854,576

34,990	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project – South Segment, Series 2017., 5.625%, 1/01/47, 144A (Alternative Minimum Tax)	1/19 at 105.00	N/R	36,056,495

2,215	Hillsborough County School District, Florida, Sales Tax Revenue Refunding Bonds, Series 2015B, 5.000%, 10/01/20 – AGM Insured	No Opt. Call	AA	2,381,502

	Manatee County School District, Florida, Sales Tax Revenue Bonds, Series 2017:
1,000	5.000%, 10/01/21 – AGM Insured	No Opt. Call	AA	1,106,470
3,105	5.000%, 10/01/23 – AGM Insured	No Opt. Call	AA	3,556,094
2,525	5.000%, 10/01/25 – AGM Insured	No Opt. Call	AA	2,959,628
2,275	5.000%, 10/01/26 – AGM Insured	No Opt. Call	AA	2,686,843
2,010	5.000%, 10/01/27 – AGM Insured	4/27 at 100.00	AA	2,371,720
2,750	5.000%, 10/01/28 – AGM Insured	4/27 at 100.00	AA	3,228,115
2,310	5.000%, 10/01/29 – AGM Insured	4/27 at 100.00	AA	2,697,618

2,525	Manatee County, Florida, Revenue Bonds, Refunding & Improvement Series 2013, 5.000%, 10/01/20	No Opt. Call	AA+	2,720,586

355	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21, 144A (Alternative Minimum Tax)	6/20 at 100.00	Baa2	363,410

159

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
$3,040	5.000%, 7/01/20	No Opt. Call	A+	$3,250,885
2,315	5.000%, 7/01/21	No Opt. Call	A+	2,534,346
1,805	5.000%, 7/01/22	No Opt. Call	A+	2,012,557
4,000	5.000%, 7/01/23	No Opt. Call	A+	4,534,800

	Miami-Dade County Industrial Development Authority, Florida, Solid Waste Revenue Bonds, Waste Management Inc. of Florida Projects 1 & 2, Series 2004:
3,725	3.750%, 12/01/18	No Opt. Call	A–	3,778,901
4,000	3.750%, 12/01/18	No Opt. Call	A–	4,057,880

2,770	Miami–Dade County School Board, Florida, Certificates of Participation, Series 2015D, 5.000%, 2/01/20	No Opt. Call	A+	2,923,984

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,705	5.000%, 4/01/18	No Opt. Call	AA	1,705,000
1,790	5.000%, 4/01/19	No Opt. Call	AA	1,848,909
1,880	5.000%, 4/01/20	No Opt. Call	AA	1,997,726

7,730	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.000%, 10/01/20	No Opt. Call	A	8,109,466

10,000	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/27 (Mandatory put 10/01/20)	No Opt. Call	AA	10,761,900

915	Orlando-Orange County Expressway Authority, Florida, Senior Lien Revenue Bonds, Series 1988, 7.625%, 7/01/18 – AMBAC Insured (ETM)	No Opt. Call	A+ (4)	928,451

85	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/25 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R (4)	93,808

4,915	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+	5,408,515

	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2014:
550	5.000%, 9/01/20	No Opt. Call	A+	588,775
500	5.000%, 9/01/22	No Opt. Call	A+	556,310
510	5.000%, 9/01/23	No Opt. Call	A+	575,795

2,360	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperative, Series 2007A, 5.350%, 3/15/42 – AMBAC Insured	No Opt. Call	A–	2,366,632

3,060	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015, 5.000%, 5/01/19	No Opt. Call	AA	3,165,692

1,620	South Florida Water Management District, Certificates of Participation, Series 2015, 5.000%, 10/01/19	No Opt. Call	AA	1,698,797

	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017.:
1,280	5.000%, 8/15/21	No Opt. Call	AA–	1,398,272
440	5.000%, 8/15/22	No Opt. Call	AA–	488,690
1,760	5.000%, 8/15/23	No Opt. Call	AA–	1,984,365
2,000	5.000%, 8/15/24	No Opt. Call	AA–	2,284,960
5,500	5.000%, 8/15/25	No Opt. Call	AA–	6,355,690

5,760	Tampa Bay, Florida, Regional Water Supply Authority, Utility System Revenue Bonds, Series 2015A, 5.000%, 10/01/26	10/25 at 100.00	AA+	6,760,051

160

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
$1,085	5.000%, 9/01/18	No Opt. Call	A+	$1,099,995
3,475	5.000%, 9/01/19	No Opt. Call	A+	3,629,186
865	5.000%, 9/01/20	No Opt. Call	A+	927,038
780	5.000%, 9/01/21	No Opt. Call	A+	855,153

545	Tampa, Florida, Revenue Bonds, University of Tampa, Refunding Series 2015, 5.000%, 4/01/21	No Opt. Call	A–	589,979

110	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 6.610%, 5/01/39 (Pre-refunded 4/30/18)	4/18 at 100.00	N/R (4)	110,410

340	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (5)	5/19 at 100.00	N/R	320,586

115	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (5)	5/22 at 100.00	N/R	91,157

165	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.375%, 5/01/18 (6)	No Opt. Call	N/R	2

460	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (6)	5/18 at 100.00	N/R	366,864

280	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (6)	5/18 at 100.00	N/R	183,764

305	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (6)	5/18 at 100.00	N/R	3
231,840	Total Florida			250,526,919

	Georgia – 1.5%

15,250	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Vogtle Plant, First Series 2008, 1.650%, 11/01/48 (Mandatory put 6/18/21)	No Opt. Call	A–	14,701,610

	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Vogtle Plant, First Series 2012:
7,000	1.850%, 12/01/49 (Mandatory put 8/22/19)	No Opt. Call	A–	6,978,090
3,000	1.850%, 12/01/49 (Mandatory put 8/22/19)	No Opt. Call	A–	2,990,610

3,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Fourth Series 1994, 2.200%, 10/01/32 (Mandatory put 4/02/19)	No Opt. Call	A–	3,004,710

3,000	Cobb County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Georgia Waste Management Project, Series 2004A, 1.875%, 4/01/33 (Mandatory put 10/01/19)	No Opt. Call	A–	2,994,930

1,515	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Second Resolution Series 2013, 5.000%, 10/01/22	No Opt. Call	Aa3	1,701,103

8,000	Floyd County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Plant Hammond Project, First Series 2010, 2.350%, 7/01/22 (Mandatory put 12/11/20)	No Opt. Call	A3	7,997,760

2,105	Georgia State, General Obligation Bonds, Series 2009B, 4.000%, 1/01/21 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA (4)	2,143,311

161

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$11,440	Georgia State, General Obligation Bonds, Series 2009D, 5.000%, 5/01/20 (Pre-refunded 5/01/19)	5/19 at 100.00	AAA (4)	$11,856,302

55	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Refunding Series 1992N, 6.250%, 7/01/18 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	55,625

2,000	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Scherer Plant, Series 2009-2, 2.350%, 10/01/48 (Mandatory put 12/11/20)	No Opt. Call	A3	1,978,860

3,750	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Gulf Power Company – Scherer Project, First Series 2010, 1.400%, 6/01/49 (Mandatory put 9/19/19)	No Opt. Call	A2	3,712,950

3,005	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio III Project, Series 2014U, 5.000%, 10/01/19	No Opt. Call	AA–	3,146,175

5,270	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Agnes Scott College, Refunding Series 2015B, 2.500%, 6/01/30 (Mandatory put 6/01/19)	3/19 at 100.00	A	5,280,329

580	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C, 5.000%, 10/01/20	No Opt. Call	Baa2	618,773
68,970	Total Georgia			69,161,138

	Hawaii – 1.0%

15,530	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc. and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (Alternative Minimum Tax)	No Opt. Call	A–	15,420,048

6,295	Hawaii State, General Obligation Bonds, Series 2011DZ, 5.000%, 12/01/18	No Opt. Call	AA+	6,438,841

120	Hawaii State, General Obligation Bonds, Series 2011DZ, 5.000%, 12/01/18 (ETM)	No Opt. Call	N/R (4)	122,662

3,165	Hawaii State, General Obligation Bonds, Series 2013EH, 5.000%, 8/01/21	No Opt. Call	AA+	3,484,159

	Hawaii State, General Obligation Bonds, Series 2013EH:
6,850	5.000%, 8/01/21 (ETM)	No Opt. Call	N/R (4)	7,543,083
65	5.000%, 8/01/21 (ETM)	No Opt. Call	N/R (4)	71,577

1,490	Hawaiian Electric Company Inc. and Its Subsidiaries, Special Purpose Revenue Bonds, Department of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	1,509,802

5,740	Honolulu City and County, Hawaii, General Obligation Bonds, Refunding Series 2017D, 5.000%, 9/01/30	9/27 at 100.00	Aa1	6,835,823

2,150	Honolulu City and County, Hawaii, Wastewater System Revenue Bonds, First Bond Resolution, Refunding Senior Series 2015B, 5.000%, 7/01/26	7/25 at 100.00	Aa2	2,518,059
41,405	Total Hawaii			43,944,054

	Idaho – 0.3%

14,440	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project, Refunding Series 2016, 2.750%, 10/01/24	No Opt. Call	BB+	14,253,580

162

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois – 12.8%

	Adams County School District 172, Quincy, Illinois, General Obligation Bonds, Series 2016:
$250	4.000%, 2/01/19 – AGM Insured	No Opt. Call	AA	$254,390
250	4.000%, 2/01/20 – AGM Insured	No Opt. Call	AA	259,107
250	4.000%, 2/01/21 – AGM Insured	No Opt. Call	AA	261,565
580	4.000%, 2/01/22 – AGM Insured	No Opt. Call	AA	611,337
1,290	5.000%, 2/01/25 – AGM Insured	No Opt. Call	AA	1,460,925
1,455	5.000%, 2/01/27 – AGM Insured	2/26 at 100.00	AA	1,651,192

780	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 5.000%, 11/01/20 (ETM)	No Opt. Call	N/R (4)	814,749

2,645	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 5.125%, 11/01/25 (Pre-refunded 11/01/20)	11/20 at 100.00	BBB– (4)	2,861,335

423	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016, 2.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	407,133

	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
320	1.500%, 3/01/19 – BAM Insured	No Opt. Call	AA	317,680
393	1.700%, 3/01/20 – BAM Insured	No Opt. Call	AA	388,146
237	1.700%, 3/01/20 – BAM Insured	No Opt. Call	AA	234,073
480	1.900%, 3/01/21 – BAM Insured	No Opt. Call	AA	466,925
295	2.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	283,935

19,250	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 6.750%, 12/01/30, 144A	12/27 at 100.00	B	22,727,705

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C:
5,000	5.000%, 12/01/19	No Opt. Call	B	5,150,000
7,080	5.000%, 12/01/20	No Opt. Call	B	7,391,308
8,340	5.000%, 12/01/21	No Opt. Call	B	8,792,445
12,000	5.000%, 12/01/22	No Opt. Call	B	12,730,320

5,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2013A, 5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	A	5,385,950

13,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2016B, 5.000%, 1/01/20	No Opt. Call	A	13,710,840

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015B:
2,755	5.000%, 1/01/20	No Opt. Call	A	2,905,643
1,885	5.000%, 1/01/21	No Opt. Call	A	2,034,707

2,905	Chicago, Illinois, General Obligation Bonds, Modern Schools Across Chicago Program, Series 2007J, 5.000%, 12/01/21 – AMBAC Insured	6/18 at 100.00	BBB+	2,914,790

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C:
1,670	5.000%, 1/01/26	1/19 at 100.00	BBB+	1,692,595
2,395	5.000%, 1/01/27	1/19 at 100.00	BBB+	2,423,860

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
6,230	5.000%, 1/01/23	No Opt. Call	BBB+	6,646,164
7,230	5.000%, 1/01/24	No Opt. Call	BBB+	7,770,081
4,205	5.000%, 1/01/25	No Opt. Call	BBB+	4,541,442
1,840	5.000%, 1/01/26	No Opt. Call	BBB+	1,991,966

163

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,025	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/20	No Opt. Call	A+	$2,134,674

	Cook County High School District 212 Leyden, Illinois, General Obligation Bonds, Limited Tax Series 2016C:
1,000	5.000%, 12/01/23 – BAM Insured	No Opt. Call	AA	1,125,550
1,800	5.000%, 12/01/25 – BAM Insured	12/24 at 100.00	AA	2,034,378

	Cook County Township High School District 225 Northfield, Illinois, General Obligation Bonds, Series 2016A:
3,905	5.000%, 12/01/19	No Opt. Call	AAA	4,099,313
2,825	5.000%, 12/01/22	No Opt. Call	AAA	3,176,176

4,750	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	AA–	5,137,743

3,315	Cook County, Illinois, General Obligation Bonds, Refunding Series 2011A, 5.000%, 11/15/18	No Opt. Call	AA–	3,380,538

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
3,445	5.000%, 11/15/27	11/22 at 100.00	AA–	3,763,180
3,000	5.000%, 11/15/33	11/22 at 100.00	AA–	3,211,320

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A:
1,800	5.000%, 11/15/18	No Opt. Call	AA–	1,835,586
2,940	5.000%, 11/15/19	No Opt. Call	AA–	3,076,681

	DuPage County School District 58 Downers Grove, Illinois, General Obligation Bonds, Limited Tax Capital Appreciation School Series 2018:
1,000	0.000%, 12/15/26	No Opt. Call	Aa1	769,130
1,050	0.000%, 12/15/27	No Opt. Call	Aa1	779,111

375	Huntley, Illinois, Special Tax Bonds, Special Service Area 10, Refunding Series 2017, 1.550%, 3/01/19 – BAM Insured	No Opt. Call	AA	372,536

	Huntley, Illinois, Special Tax Bonds, Special Service Area 9, Refunding Series 2017:
725	1.550%, 3/01/19 – BAM Insured	No Opt. Call	AA	719,156
760	1.800%, 3/01/20 – BAM Insured	No Opt. Call	AA	750,424
795	2.000%, 3/01/21 – BAM Insured	No Opt. Call	AA	774,370
835	2.200%, 3/01/22 – BAM Insured	No Opt. Call	AA	808,572

10,695	Illinois Development Finance Authority, Revenue Bonds, St Vincent de Paul Center Project, Series 2000A, 1.875%, 11/15/39 (Mandatory put 3/01/19)	No Opt. Call	AA+	10,663,771

10,000	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 1998B, 1.650%, 7/01/25 (Mandatory put 2/01/19)	No Opt. Call	AA	9,980,300

19,475	Illinois Finance Authority, Gas Supply Refunding Revenue Bonds, The Peoples Gas Light and Coke Company Project, Series 2010B, 1.875%, 2/01/33 (Mandatory put 8/01/20)	No Opt. Call	Aa3	19,327,574

11,300	Illinois Finance Authority, Midwestern Disaster Area Industrial Development Revenue Bonds, Cargill, Incorporated Project, Series 2012, 1.750%, 11/01/38 (Mandatory put 11/01/21)	No Opt. Call	A	10,970,040

1,010	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2014, 5.000%, 8/01/20	No Opt. Call	AA+	1,082,851

950	Illinois Finance Authority, Revenue Bonds, Alexian Brothers Health System, Series 2010, 5.000%, 2/15/21 (Pre-refunded 2/15/20)	2/20 at 100.00	A– (4)	1,006,259

10,080	Illinois Finance Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012E-1, 2.250%, 11/15/42 (Mandatory put 4/29/22)	No Opt. Call	AA+	10,068,206

164

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012:
$1,090	5.000%, 9/01/18	No Opt. Call	BBB–	$1,100,093
930	5.000%, 9/01/19	No Opt. Call	BBB–	958,356
8,665	5.000%, 9/01/27	9/22 at 100.00	BBB–	9,217,220

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
370	5.000%, 9/01/19	No Opt. Call	BBB–	381,281
770	5.000%, 9/01/20	No Opt. Call	BBB–	809,393
350	5.000%, 9/01/21	No Opt. Call	BBB–	373,583
770	5.000%, 9/01/22	No Opt. Call	BBB–	831,515
620	5.000%, 9/01/23	No Opt. Call	BBB–	675,031
2,240	5.000%, 9/01/24	No Opt. Call	BBB–	2,457,011
865	5.000%, 9/01/25	9/24 at 100.00	BBB–	945,661

2,055	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008B, 5.500%, 8/15/21 (Pre-refunded 8/15/18)	8/18 at 100.00	AA (4)	2,085,126

	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016:
2,500	5.000%, 12/01/21	No Opt. Call	A3	2,722,775
2,770	5.000%, 12/01/22	No Opt. Call	A3	3,058,689

	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Refunding Series 2016A:
855	5.000%, 7/01/21	No Opt. Call	A	929,539
1,000	5.000%, 7/01/23	No Opt. Call	A	1,118,480
920	5.000%, 7/01/24	No Opt. Call	A	1,042,507

1,175	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Series 2008A, 5.000%, 7/01/18	No Opt. Call	A	1,184,059

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A:
1,715	5.000%, 11/15/20	No Opt. Call	A	1,837,777
1,100	5.000%, 11/15/21	No Opt. Call	A	1,202,080

	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C:
4,145	5.000%, 2/15/20	No Opt. Call	BBB	4,352,126
5,605	5.000%, 2/15/21	No Opt. Call	BBB	6,012,652
5,430	5.000%, 2/15/22	No Opt. Call	BBB	5,931,406
4,000	5.000%, 2/15/23	No Opt. Call	BBB	4,424,480

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A:
1,000	5.000%, 11/15/18	No Opt. Call	A+	1,019,580
1,190	5.000%, 11/15/20	No Opt. Call	A+	1,281,808

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2005:
875	5.000%, 8/15/18 – AGC Insured (ETM)	No Opt. Call	AA (4)	886,235
405	5.250%, 8/15/19 – AGC Insured (ETM)	No Opt. Call	AA (4)	424,278

830	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Refunding Series 2017C, 5.000%, 3/01/25	No Opt. Call	A+	949,039

165

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Swedish Covenant Hospital, Series 2016A:
$1,000	5.000%, 8/15/19	No Opt. Call	BBB	$1,029,940
1,400	5.000%, 8/15/21	No Opt. Call	BBB	1,496,390
1,000	5.000%, 8/15/22	No Opt. Call	BBB	1,081,250
1,015	5.000%, 8/15/24	No Opt. Call	BBB	1,116,987
2,000	5.000%, 8/15/25	No Opt. Call	BBB	2,220,660
3,000	5.000%, 8/15/26	No Opt. Call	BBB	3,344,550

	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2014A:
1,045	5.000%, 10/01/19	No Opt. Call	AA+	1,094,878
2,200	5.000%, 10/01/20	No Opt. Call	AA+	2,368,740

5,345	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/20	No Opt. Call	AA+	5,754,961

	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Refunding Series 2015A:
3,000	5.000%, 2/01/19	No Opt. Call	A1	3,082,470
4,035	5.000%, 2/01/20	No Opt. Call	A1	4,263,058
10,930	5.000%, 2/01/21	No Opt. Call	A1	11,826,806
5,070	5.000%, 2/01/22	No Opt. Call	A1	5,592,159
2,600	5.000%, 2/01/25	No Opt. Call	A1	2,989,740

	Illinois State, General Obligation Bonds, February Series 2014:
655	5.000%, 2/01/19	No Opt. Call	BBB	667,334
1,390	5.000%, 2/01/20	No Opt. Call	BBB	1,430,268
4,175	5.000%, 2/01/22	No Opt. Call	BBB	4,341,123

3,320	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/21	No Opt. Call	BBB	3,451,704

	Illinois State, General Obligation Bonds, November Series 2017D.:
100	5.000%, 11/01/21	No Opt. Call	BBB	105,035
510	5.000%, 11/01/24	No Opt. Call	BBB	533,521
1,775	3.250%, 11/01/26	No Opt. Call	BBB	1,614,647

	Illinois State, General Obligation Bonds, November Series 2017D:
17,815	5.000%, 11/01/22	No Opt. Call	BBB	18,643,932
31,300	5.000%, 11/01/23	No Opt. Call	BBB	32,770,161
16,050	5.000%, 11/01/27	No Opt. Call	BBB	16,731,804

5,000	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/21	No Opt. Call	BBB	5,201,400

1,290	Illinois State, General Obligation Bonds, Refunding Series 2007B, 5.250%, 1/01/20	No Opt. Call	BBB	1,331,125

14,720	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/24	1/20 at 100.00	BBB	15,052,083

4,120	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/20	No Opt. Call	BBB	4,283,976

1,000	Illinois State, General Obligation Bonds, Series 2007A, 5.000%, 6/01/22 – AGM Insured	6/18 at 100.00	AA	1,002,110

	Illinois State, General Obligation Bonds, Series 2013:
4,130	5.000%, 7/01/21	No Opt. Call	BBB	4,319,526
3,140	5.500%, 7/01/25	7/23 at 100.00	BBB	3,349,909

166

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Junior Lien Series 2013:
$4,600	5.000%, 6/15/18	No Opt. Call	AA+	$4,629,532
6,220	5.000%, 6/15/19	No Opt. Call	AA+	6,445,288

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
1,615	5.000%, 12/01/20	No Opt. Call	AA–	1,745,589
1,750	5.000%, 12/01/21	No Opt. Call	AA–	1,932,455
2,100	5.000%, 12/01/22	No Opt. Call	AA–	2,357,103

11,945	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA–	13,636,293

	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Refunding Series 2016:
2,500	5.000%, 1/01/26	No Opt. Call	AA+	2,912,600
5,055	5.000%, 1/01/27	1/26 at 100.00	AA+	5,839,485

1,250	Kane, Cook and DuPage Counties School District 46, Elgin, Illinois, General Obligation Bonds, Refunding Series 2015C, 5.000%, 1/01/19	No Opt. Call	AA–	1,278,750

	LaSalle and Bureau Counties High School District 120 LaSalle-Peru, Illinois, General Obligation Bonds, School Building Series 2017:
980	5.000%, 12/01/21 – BAM Insured	No Opt. Call	AA	1,076,716
1,000	5.000%, 12/01/22 – BAM Insured	No Opt. Call	AA	1,115,380
1,085	5.000%, 12/01/23 – BAM Insured	No Opt. Call	AA	1,228,546
1,235	5.000%, 12/01/26 – BAM Insured	No Opt. Call	AA	1,441,603

	Madison County Community Unit School District 7 Edwardsville, Illinois, General Obligation Bonds, Series 2017A:
1,250	4.000%, 12/01/18 – BAM Insured	No Opt. Call	AA	1,266,225
3,225	4.000%, 12/01/19 – BAM Insured	No Opt. Call	AA	3,316,429
2,100	4.000%, 12/01/20 – BAM Insured	No Opt. Call	AA	2,187,171

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B:
725	5.000%, 12/15/25	No Opt. Call	BB+	790,148
1,925	5.000%, 12/15/26	No Opt. Call	BB+	2,103,601
360	5.000%, 12/15/27	No Opt. Call	BB+	393,840
1,945	5.000%, 12/15/28	12/27 at 100.00	BB+	2,134,443
650	5.000%, 12/15/30	12/27 at 100.00	BB+	708,344

	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2018.:
300	2.300%, 3/01/21 – BAM Insured	No Opt. Call	AA	298,824
400	2.450%, 3/01/22 – BAM Insured	No Opt. Call	AA	394,820
400	2.850%, 3/01/24 – BAM Insured	No Opt. Call	AA	390,636

1,900	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2009A, 0.000%, 12/01/22 – AGC Insured	12/18 at 79.62	AA	1,494,635

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
6,455	5.000%, 6/01/18	No Opt. Call	A	6,488,501
10,815	5.000%, 6/01/19	No Opt. Call	A	11,200,447
6,025	5.250%, 6/01/20	No Opt. Call	A	6,423,735
280	5.250%, 6/01/21	No Opt. Call	A	305,934

167

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2017.:
$4,250	5.000%, 6/01/22	No Opt. Call	A	$4,677,890
2,000	5.000%, 6/01/23	No Opt. Call	A	2,233,440
2,525	5.000%, 6/01/24	No Opt. Call	A	2,857,113
5,920	5.000%, 6/01/25	No Opt. Call	A	6,767,862

2,750	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA	2,976,050

2,975	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA	3,087,039

	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Areas 1, 3 & 4, Refunding Series 2017:
1,009	2.850%, 3/01/22 – BAM Insured	No Opt. Call	AA	1,005,287
1,133	3.200%, 3/01/24 – BAM Insured	No Opt. Call	AA	1,132,977
1,000	3.300%, 3/01/25 – BAM Insured	No Opt. Call	AA	999,980
1,258	3.450%, 3/01/26 – BAM Insured	No Opt. Call	AA	1,257,975
1,208	3.600%, 3/01/28 – BAM Insured	3/27 at 100.00	AA	1,208,882

	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Hospital Sisters Services, Inc. Obligated Group, Series 2017A:
2,455	5.000%, 2/15/26	No Opt. Call	AA–	2,869,748
3,525	5.000%, 2/15/27	No Opt. Call	AA–	4,157,350

	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
2,665	5.000%, 3/01/19	No Opt. Call	A	2,738,261
2,495	5.000%, 3/01/20	No Opt. Call	A	2,632,200
2,765	5.000%, 3/01/21	No Opt. Call	A	2,982,910
2,550	5.000%, 3/01/22	No Opt. Call	A	2,796,049

2,415	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012, 4.000%, 11/01/19	No Opt. Call	A+	2,492,280

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
1,090	5.750%, 6/01/26	6/18 at 100.00	AA	1,096,584
1,035	5.750%, 6/01/27	6/18 at 100.00	AA	1,041,096

	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation Bonds, Series 2013:
1,450	0.000%, 2/01/21	No Opt. Call	A+	1,344,106
6,220	0.000%, 2/01/22	No Opt. Call	A+	5,535,302
6,820	0.000%, 2/01/23	No Opt. Call	A+	5,845,354
560,261	Total Illinois			589,706,582

	Indiana – 4.3%

	Carmel Local Public Improvement Bond Bank, Indiana, Multipurpose Revenue Bonds, Series 2016:
700	4.000%, 7/15/18	No Opt. Call	AA	704,949
750	5.000%, 1/15/19	No Opt. Call	AA	770,107
1,215	5.000%, 7/15/19	No Opt. Call	AA	1,267,075
1,000	5.000%, 1/15/20	No Opt. Call	AA	1,058,430
815	5.000%, 7/15/20	No Opt. Call	AA	874,585

168

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Hamilton Southeastern Consolidated School Building Corporation, Hamilton County, Indiana, First Mortgage Bonds, Refunding Series 2015D:
$1,250	5.000%, 7/15/18	No Opt. Call	AA+	$1,262,425
2,250	5.000%, 1/15/19	No Opt. Call	AA+	2,309,985
2,000	5.000%, 1/15/20	No Opt. Call	AA+	2,113,940
1,000	5.000%, 7/15/20	No Opt. Call	AA+	1,071,940

	Hobart Building Corporation, Indiana, First Mortgage Revenue Bonds, Refunding Series 2016:
1,655	4.000%, 7/15/19	No Opt. Call	AA+	1,701,373
1,890	3.000%, 1/15/20	No Opt. Call	AA+	1,926,590
1,540	4.000%, 7/15/20	No Opt. Call	AA+	1,611,194
1,590	4.000%, 1/15/21	No Opt. Call	AA+	1,675,637
2,200	5.000%, 1/15/22	No Opt. Call	AA+	2,427,436

1,800	Indiana Development Finance Authority, Solid Waste Disposal Revenue Refunding Bonds, Waste Management Inc. Project, Series 2001, 1.750%, 10/01/31 (Mandatory put 10/01/18) (Alternative Minimum Tax)	No Opt. Call	A–	1,797,354

360	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	B	364,345

635	Indiana Finance Authority, Hospital Revenue Bonds, Beacon Health System Obligated Group, Series 2013A, 5.000%, 8/15/18	No Opt. Call	AA–	642,703

	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010:
1,495	5.000%, 3/01/19 (ETM)	No Opt. Call	N/R (4)	1,540,089
2,120	5.000%, 3/01/20 (ETM)	No Opt. Call	N/R (4)	2,248,090

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
1,075	4.000%, 10/01/20	No Opt. Call	A	1,116,936
435	4.000%, 10/01/21	No Opt. Call	A	456,854
145	5.000%, 10/01/23	No Opt. Call	A	160,830

	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A:
845	5.000%, 5/01/19	No Opt. Call	AA–	874,921
745	5.000%, 5/01/20	No Opt. Call	AA–	793,865
1,955	5.000%, 5/01/21	No Opt. Call	AA–	2,135,310

	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A:
20	5.000%, 5/01/19 (ETM)	No Opt. Call	N/R (4)	20,706
20	5.000%, 5/01/20 (ETM)	No Opt. Call	N/R (4)	21,312
45	5.000%, 5/01/21 (ETM)	No Opt. Call	N/R (4)	49,165

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A:
535	5.000%, 10/01/18	No Opt. Call	AA	543,870
375	5.000%, 10/01/19	No Opt. Call	AA	392,674
785	5.000%, 10/01/20	No Opt. Call	AA	844,213

169

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2015A:
$1,400	5.000%, 10/01/19	No Opt. Call	AA	$1,465,982
680	5.000%, 10/01/20	No Opt. Call	AA	729,572
590	5.000%, 10/01/23	No Opt. Call	AA	667,225
1,000	5.000%, 10/01/24	No Opt. Call	AA	1,145,780
1,800	5.000%, 10/01/25	10/24 at 100.00	AA	2,089,278
1,240	5.000%, 10/01/26	10/24 at 100.00	AA	1,436,850
800	5.000%, 10/01/27	10/24 at 100.00	AA	924,912

3,395	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-10, 1.500%, 11/01/27 (Mandatory put 5/01/20)	No Opt. Call	AA	3,359,930

3,370	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-4, 1.500%, 10/01/27 (Mandatory put 5/01/20)	No Opt. Call	AA	3,335,188

260	Indiana State University Board of Trustees, Indiana State University Housing and Dining System Revenue Bonds, Series 2014, 4.000%, 4/01/22	No Opt. Call	AA–	277,802

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006:
1,630	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	1,701,981
3,690	5.500%, 1/01/20 – NPFG Insured	No Opt. Call	AA–	3,914,131

8,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/24 – NPFG Insured	No Opt. Call	AA–	9,249,280

10,215	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2017A, 5.000%, 8/15/25	No Opt. Call	AA	11,930,711

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
300	4.000%, 10/01/18	No Opt. Call	A	303,399
285	5.000%, 10/01/19	No Opt. Call	A	298,087
350	5.000%, 10/01/20	No Opt. Call	A	374,983
450	5.000%, 10/01/21	No Opt. Call	A	492,633
460	5.000%, 10/01/22	No Opt. Call	A	512,123
610	5.000%, 10/01/23	No Opt. Call	A	686,836
420	5.000%, 10/01/24	No Opt. Call	A	479,879
505	5.000%, 10/01/25	10/24 at 100.00	A	573,119
760	5.000%, 10/01/26	10/24 at 100.00	A	859,142

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2016A:
1,910	5.000%, 10/01/21	No Opt. Call	A	2,090,953
4,400	5.000%, 10/01/22	No Opt. Call	A	4,894,560
10,000	5.000%, 10/01/23	No Opt. Call	A	11,276,000

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
400	4.000%, 4/01/18	No Opt. Call	Baa3	400,000
550	3.000%, 4/01/19	No Opt. Call	Baa3	551,018
11,500	Mount Vernon, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company Project, Refunding Series 2015, 2.375%, 9/01/55 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	Aa3	11,477,115
1,000	Richmond Hospital Authority, Indiana, Revenue Bonds, Reid Hospital Project, Refunding Series 2015A, 5.000%, 1/01/22	No Opt. Call	A	1,086,930

170

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$2,665	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2008D, 2.050%, 4/01/25 (Mandatory put 6/01/21)	No Opt. Call	A–	$2,653,620

13,000	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company, Series 2002A, 2.750%, 6/01/25	No Opt. Call	A–	12,991,290

	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
520	4.000%, 2/01/19	No Opt. Call	A	529,651
800	5.000%, 2/01/20	No Opt. Call	A	845,216
640	5.000%, 2/01/21	No Opt. Call	A	687,392
1,595	4.000%, 2/01/24	No Opt. Call	A	1,719,458

7,500	Warrick County, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company, Series 2015, 2.375%, 9/01/55 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	Aa3	7,485,075

32,285	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2008, 1.850%, 6/01/44 (Mandatory put 10/01/19)	No Opt. Call	A1	32,195,248

10,000	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2015, 5.000%, 11/01/45 (Mandatory put 11/01/22) (Alternative Minimum Tax)	No Opt. Call	A1	11,245,300

10,320	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2016A, 5.000%, 3/01/46 (Mandatory put 3/01/23) (Alternative Minimum Tax)	No Opt. Call	A1	11,642,611

	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Refunding Series 2014B:
2,020	3.000%, 7/15/19	No Opt. Call	AA	2,055,754
1,255	4.000%, 1/15/20	No Opt. Call	AA	1,305,238
187,815	Total Indiana			198,720,155

	Iowa – 0.8%

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,330	5.000%, 1/01/19 – AGM Insured (ETM)	No Opt. Call	AA (4)	1,363,503
1,380	5.000%, 1/01/20 – AGM Insured (ETM)	No Opt. Call	AA (4)	1,457,915

1,245	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011, 5.000%, 1/01/22 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	AA (4)	1,350,837

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
7,270	5.500%, 12/01/22	12/18 at 100.00	B	7,373,379
4,900	5.250%, 12/01/25	12/23 at 100.00	B	5,220,068

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016:
2,000	5.875%, 12/01/26, 144A	6/18 at 105.00	B	2,105,820
4,775	5.875%, 12/01/27, 144A	6/19 at 105.00	B	5,093,636

9,730	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A., 5.250%, 12/01/50 (Mandatory put 12/01/33)	No Opt. Call	B	10,213,095

171

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

$3,330	Iowa State, Special Obligation Bonds, I-Jobs Program, Series 2009A, 5.000%, 6/01/18 (ETM)	No Opt. Call	AA (4)	$3,348,881
35,960	Total Iowa			37,527,134

	Kansas – 0.2%

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
185	5.000%, 1/01/20	No Opt. Call	AA–	195,280
200	5.000%, 1/01/23	1/20 at 100.00	AA–	210,512

1,090	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/20 (ETM)	No Opt. Call	N/R (4)	1,150,571

1,295	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/23 (Pre-refunded 1/01/20)	1/20 at 100.00	N/R (4)	1,366,963

	Topeka Public Building Commission, Kansas, Revenue Bonds, Kansas Department of Administration – 10th and Jackson Projects, Series 2007A:
2,245	5.000%, 6/01/25 – NPFG Insured	6/18 at 102.00	A+	2,301,731
2,945	5.000%, 6/01/26 – NPFG Insured	6/18 at 102.00	A+	3,019,273

	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A:
625	4.000%, 9/01/18	No Opt. Call	A+	631,213
2,000	5.000%, 9/01/20	No Opt. Call	A+	2,145,900
10,585	Total Kansas			11,021,443

	Kentucky – 2.9%

18,500	Carroll County, Kentucky, Pollution Control Revenue Bonds, Kentucky Utilities Company Project, Refunding Series 2016A, 1.050%, 9/01/42 (Mandatory put 9/01/19)	No Opt. Call	A1	18,274,300

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A:
1,500	5.000%, 6/01/21	No Opt. Call	Baa3	1,595,835
1,375	5.000%, 6/01/22	No Opt. Call	Baa3	1,480,655
6,000	5.000%, 6/01/24	No Opt. Call	Baa3	6,588,780
4,200	5.000%, 6/01/25	No Opt. Call	Baa3	4,643,436

9,705	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009B, 2.700%, 5/01/39 (Mandatory put 11/10/21)	No Opt. Call	BBB+	9,838,347

6,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 112, Refunding Series 2016B, 5.000%, 11/01/19	No Opt. Call	A1	6,292,440

3,750	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.000%, 6/01/18	No Opt. Call	A1	3,769,913

	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A:
5,025	5.000%, 12/01/19	No Opt. Call	BBB+	5,247,256
2,100	3.500%, 12/01/20	No Opt. Call	BBB+	2,158,611
3,025	5.000%, 12/01/23	6/22 at 100.00	BBB+	3,306,960
2,970	5.000%, 12/01/24	6/22 at 100.00	BBB+	3,234,597

172

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$4,025	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007A, 1.250%, 6/01/33 (Mandatory put 6/03/19)	No Opt. Call	A1	$3,987,567

6,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007B, 1.250%, 6/01/33 (Mandatory put 6/03/19)	No Opt. Call	A1	6,439,550

13,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 1.350%, 11/01/27 (Mandatory put 5/01/18) (Alternative Minimum Tax)	No Opt. Call	A1	13,492,845

10,000	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.500%, 10/01/33 (Mandatory put 4/01/19)	No Opt. Call	A1	9,961,800

2,015	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 2.200%, 2/01/35 (Mandatory put 8/01/19)	8/19 at 100.00	A1	2,017,599

	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011:
2,670	5.250%, 3/01/19	No Opt. Call	A3	2,748,899
1,150	6.000%, 3/01/20	No Opt. Call	A3	1,232,214
1,220	6.000%, 3/01/21	No Opt. Call	A3	1,348,917

12,750	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A., 4.000%, 4/01/48	1/24 at 100.37	A3	13,588,950

3,090	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 1.350%, 11/01/27 (Mandatory put 5/01/18) (Alternative Minimum Tax)	No Opt. Call	A1	3,088,702

5,765	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2002A, 2.300%, 9/01/26 (Mandatory put 9/01/21)	No Opt. Call	A1	5,774,339

4,955	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/23	No Opt. Call	A+	5,478,545
131,790	Total Kentucky			135,591,057

	Louisiana – 5.1%

14,075	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power Company Project, Refunding Series 2010, 1.600%, 1/01/19	No Opt. Call	A–	14,118,633

2,140	East Baton Rouge Parish, Louisiana, Sales Tax Revenue Bonds, Road & Street Improvement, Refunding Series 2015, 5.000%, 8/01/22	No Opt. Call	AA–	2,389,759

	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Refunding Series 2014:
2,500	5.000%, 7/15/19	No Opt. Call	AA+	2,600,650
2,070	5.000%, 7/15/20	No Opt. Call	AA+	2,213,140

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2015:
1,745	5.000%, 6/01/18	No Opt. Call	A1	1,754,947
2,350	5.000%, 6/01/19	No Opt. Call	A1	2,439,018
2,095	5.000%, 6/01/20	No Opt. Call	A1	2,232,746
2,075	5.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	2,270,735
2,595	5.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	2,895,475

173

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2016A:
$33,390	5.000%, 6/01/23	No Opt. Call	A1	$37,700,649
9,000	5.000%, 6/01/24	No Opt. Call	A1	10,315,800

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Parish Road Improvements Project, Series 2015:
1,545	5.000%, 8/01/19	No Opt. Call	AA	1,611,203
2,245	5.000%, 8/01/24	No Opt. Call	AA	2,561,635

350	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Livingston Parish North Park Project, Series 2008, 6.100%, 10/01/19	10/18 at 100.00	AA–	357,742

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
2,700	6.500%, 12/15/18 (6)	No Opt. Call	N/R	1,890,000
435	6.000%, 12/15/37 (6)	6/18 at 100.00	N/R	304,500

28,915	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32	11/27 at 100.00	BBB	28,620,934

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Woman’s Hospital Foundation Project, Refunding Series 2017A:
1,000	3.000%, 10/01/22	No Opt. Call	A	1,026,710
1,800	5.000%, 10/01/23	No Opt. Call	A	2,025,738
1,070	5.000%, 10/01/24	No Opt. Call	A	1,217,061
1,500	4.000%, 10/01/25	No Opt. Call	A	1,617,765

	Louisiana Public Facilities Authority, Revenue Bonds, Hurricane Recovery Program, Refunding Series 2014:
1,785	5.000%, 6/01/19	No Opt. Call	A1	1,850,295
5,015	5.000%, 6/01/20	No Opt. Call	A1	5,344,736

1,040	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017, 5.000%, 5/15/22	No Opt. Call	A3	1,150,531

	Louisiana Public Facilities Authority, Revenue Bonds, Tulane University, Refunding Series 2016A:
1,180	5.000%, 12/15/20	No Opt. Call	A	1,274,176
1,630	5.000%, 12/15/21	No Opt. Call	A	1,798,607

	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology Foundation, Inc. – Student Housing Project, Refunding Series 2014:
585	5.000%, 9/01/21 – AGM Insured	No Opt. Call	AA	641,973
580	5.000%, 9/01/22 – AGM Insured	No Opt. Call	AA	648,423
1,445	5.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	1,641,621
1,565	5.000%, 9/01/24 – AGM Insured	No Opt. Call	AA	1,794,413

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
620	5.000%, 7/01/18	No Opt. Call	AA–	624,762
1,600	5.000%, 7/01/19	No Opt. Call	AA–	1,659,664
1,115	5.000%, 7/01/20	No Opt. Call	AA–	1,191,835
7,245	5.000%, 7/01/26	7/23 at 100.00	AA–	8,133,599

174

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Second Lien Series 2017C:
$2,520	5.000%, 5/01/29	11/27 at 100.00	AA	$2,980,555
3,000	5.000%, 5/01/30	11/27 at 100.00	AA	3,534,480
3,070	5.000%, 5/01/31	11/27 at 100.00	AA	3,602,891

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2012A-1:
80	5.000%, 5/01/19	No Opt. Call	AA	82,842
95	5.000%, 5/01/20	No Opt. Call	AA	101,252
3,570	5.000%, 5/01/21	No Opt. Call	AA	3,902,653

7,000	Louisiana State, General Obligation Bonds, Refunding Series 2014C, 5.000%, 8/01/22	No Opt. Call	AA–	7,832,300

10,000	Louisiana State, General Obligation Bonds, Series 2012A, 5.000%, 8/01/19	No Opt. Call	Aa3	10,436,600

900	Louisiana State, General Obligation Bonds, Series 2012A, 5.000%, 8/01/19 (ETM)	No Opt. Call	N/R (4)	938,691

6,245	Louisiana State, General Obligation Bonds, Series 2015A, 5.000%, 5/01/23	No Opt. Call	AA–	7,067,841

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012:
2,860	5.000%, 12/01/19	No Opt. Call	AA–	3,001,341
2,500	5.000%, 12/01/20	No Opt. Call	AA–	2,695,375
3,600	5.000%, 12/01/21	No Opt. Call	AA–	3,961,944

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
885	4.000%, 12/01/18	No Opt. Call	AA–	897,894
1,025	4.000%, 12/01/19	No Opt. Call	AA–	1,058,989
1,500	5.000%, 12/01/20	No Opt. Call	AA–	1,617,225
2,000	5.000%, 12/01/21	No Opt. Call	AA–	2,201,080

7,900	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A+	8,501,901

1,000	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/18	No Opt. Call	A	1,005,340

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
1,000	5.000%, 6/01/24	No Opt. Call	A	1,146,200
525	5.000%, 6/01/26	6/25 at 100.00	A	599,456

1,100	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/19	No Opt. Call	A–	1,154,362

6,410	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	6,821,522

2,295	Shreveport, Louisiana, General Obligation Bonds, Series 2014, 5.000%, 9/01/21	No Opt. Call	A	2,508,986

	Shreveport, Louisiana, Revenue Bonds, Independence Stadium Project, Refunding Series 2016:
580	5.000%, 3/01/19 – BAM Insured	No Opt. Call	AA	596,530
1,000	3.000%, 3/01/21 – BAM Insured	No Opt. Call	AA	1,029,280
1,000	5.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	1,108,330

	Terrebonne Levee and Conservation District, Louisiana, Public Improvement Sales Tax Bonds, Series 2013:
1,710	5.000%, 7/01/21	No Opt. Call	A+	1,849,587
1,680	5.000%, 7/01/22	No Opt. Call	A+	1,842,389
218,050	Total Louisiana			233,997,311

175

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland – 1.5%

$6,240	Baltimore County, Maryland, General Obligation Bonds, Refunding Consolidated Public Improvement Series 2009, 5.000%, 8/01/18	No Opt. Call	AAA	$6,312,010

8,155	Maryland Economic Development Corporation, Revenue Bonds, Constellation Energy Group, Inc. Projects, Adjustable Mode, Refunding Series 2006B, 2.550%, 12/01/25 (Mandatory put 6/01/20)	No Opt. Call	BBB	8,177,019

	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016:
835	4.000%, 6/01/18 – AGM Insured	No Opt. Call	AA	838,140
675	4.000%, 6/01/19 – AGM Insured	No Opt. Call	AA	692,212
660	4.000%, 6/01/20 – AGM Insured	No Opt. Call	AA	690,056
725	4.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	769,645

	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
540	5.000%, 7/01/21	No Opt. Call	BBB	585,311
1,000	5.000%, 7/01/22	No Opt. Call	BBB	1,101,320
250	5.000%, 7/01/23	No Opt. Call	BBB	278,968
500	5.000%, 7/01/24	No Opt. Call	BBB	565,655

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014:
6,190	5.000%, 7/01/18	No Opt. Call	BBB	6,235,249
4,000	5.000%, 7/01/19	No Opt. Call	BBB	4,145,120

5,155	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Second Series 2008, 5.000%, 7/15/18	No Opt. Call	AAA	5,207,323

27,740	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2015A-2, 5.000%, 8/01/20	No Opt. Call	AAA	29,819,945

1,895	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 45 Series 2017C-3, 2.500%, 11/01/24	5/19 at 100.00	N/R	1,898,790

1,270	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 70 Series 2017C-2, 3.000%, 11/01/25	5/20 at 100.00	N/R	1,269,124

845	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 85 Series 2017C-1, 3.500%, 11/01/26	5/20 at 100.00	N/R	845,659
66,675	Total Maryland			69,431,546

	Massachusetts – 1.2%

	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
595	5.000%, 7/01/19	No Opt. Call	BB+	613,683
375	5.000%, 7/01/20	No Opt. Call	BB+	395,408
555	5.000%, 7/01/21	No Opt. Call	BB+	595,626
690	5.000%, 7/01/22	No Opt. Call	BB+	749,747
625	5.000%, 7/01/23	No Opt. Call	BB+	683,944
735	5.000%, 7/01/24	No Opt. Call	BB+	809,309
795	5.000%, 7/01/25	7/24 at 100.00	BB+	874,905

5,040	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East, Series 2009C, 6.250%, 11/15/32	5/19 at 100.00	AA–	5,286,708

760	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Refunding Series 2009A, 5.000%, 11/15/18	No Opt. Call	AAA	776,583

176

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$310	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Refunding Series 2009A, 5.000%, 11/15/18 (ETM)	No Opt. Call	N/R (4)	$316,631

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 2010C:
1,815	5.000%, 7/01/18	No Opt. Call	A+	1,824,946
1,000	5.000%, 7/01/19	No Opt. Call	A+	1,026,680
1,000	5.000%, 7/01/20	No Opt. Call	A+	1,047,720

4,100	Massachusetts Health and Educational Facilities Authority, Variable Rate Demand Revenue Bonds, University of Massachusetts Issue, Series 2000A, 1.150%, 11/01/30 (Mandatory put 4/01/19)	No Opt. Call	Aa2	4,071,833

20,105	Massachusetts State, General Obligation Bonds, Consolidated Loan Series 2014D-1, 1.050%, 8/01/43 (Mandatory put 7/01/20)	No Opt. Call	Aa1	19,725,418

14,000	Massachusetts State, General Obligation Bonds, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	Aa1	15,998,360

2,420	Norwood, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2009A, 4.000%, 8/15/18	No Opt. Call	AA+	2,442,530
54,920	Total Massachusetts			57,240,031

	Michigan – 1.7%

1,500	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012, 5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	1,552,425

1,780	Lake Orion Community School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2012, 4.000%, 5/01/18	No Opt. Call	AA–	1,783,329

	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A:
1,100	5.000%, 7/01/20	No Opt. Call	A	1,171,291
1,100	5.000%, 7/01/21	No Opt. Call	A	1,197,702

1,835	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017A., 5.000%, 12/01/21	No Opt. Call	AA–	2,026,996

4,575	Michigan Finance Authority, Revenue Bonds, Ascension Senior Credit Group, Refunding Series 2016E-1, 1.100%, 11/15/46 (Mandatory put 8/15/19)	No Opt. Call	AA+	4,530,714

8,790	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/21	7/18 at 100.00	AAA	8,865,418

18,555	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-1, 2.000%, 11/15/47 (Mandatory put 5/30/18)	No Opt. Call	AA+	18,569,102

	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2008C.:
1,000	5.000%, 12/01/19	No Opt. Call	AA–	1,053,130
1,000	5.000%, 12/01/20	No Opt. Call	AA–	1,079,780
1,000	5.000%, 12/01/21	No Opt. Call	AA–	1,104,630

6,030	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/20	11/19 at 100.00	AA+	6,338,435

1,605	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/21 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa1 (4)	1,671,062

8,000	Michigan Strategic Fund, Limited Obligation Pollution Control Revenue Refunding Bonds, Detroit Edison Company, Series 1995CC, 1.450%, 9/01/30 (Mandatory put 9/01/21)	No Opt. Call	Aa3	7,722,800

177

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$8,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Edison Project, Refunding Series 2008, 1.450%, 8/01/29 (Mandatory put 9/01/21)	No Opt. Call	Aa3	$7,722,800

	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, Refunding Series 2012A:
1,100	4.000%, 5/01/19	No Opt. Call	Aa1	1,127,247
1,000	5.000%, 5/01/21	No Opt. Call	Aa1	1,090,670

	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, School Building & Site Series 2013A:
765	5.000%, 5/01/19	No Opt. Call	Aa3	792,089
1,000	5.000%, 5/01/20	No Opt. Call	Aa3	1,063,900

2,525	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/22	No Opt. Call	A1	2,818,355

4,975	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011, 5.000%, 5/01/19	No Opt. Call	Aa1	5,151,165
77,235	Total Michigan			78,433,040

	Minnesota – 0.4%

	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A:
745	4.000%, 2/01/23	2/20 at 100.00	AA+	774,875
1,615	5.000%, 2/01/25	2/20 at 100.00	AA+	1,707,475
1,690	5.000%, 2/01/26	2/20 at 100.00	AA+	1,786,448

1,680	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A, 5.000%, 1/01/24	No Opt. Call	A+	1,925,650

4,000	Minnesota State, General Obligation Bonds, State Trunk Highway Series 2009E, 4.500%, 8/01/18	No Opt. Call	AAA	4,039,240

895	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 5.000%, 1/01/23	No Opt. Call	A–	1,002,140

5,000	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2017, 5.000%, 1/01/21	No Opt. Call	A–	5,419,450

2,870	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/22	No Opt. Call	A1	3,192,416
18,495	Total Minnesota			19,847,694

	Mississippi – 0.1%

3,680	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2015A, 5.000%, 9/01/24	No Opt. Call	BBB+	4,106,254

	Missouri – 1.4%

	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson Shoppes Redevelopment Project, Refunding Series 2017A:
745	3.000%, 11/01/20	No Opt. Call	N/R	752,934
765	4.000%, 11/01/22	No Opt. Call	N/R	795,814
755	4.000%, 11/01/23	No Opt. Call	N/R	783,267

178

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A:
$300	5.000%, 3/01/19	No Opt. Call	BBB–	$307,365
325	5.000%, 3/01/20	No Opt. Call	BBB–	340,873

	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2011B:
2,520	4.000%, 5/01/23 (Pre-refunded 5/01/21)	5/21 at 100.00	AAA (4)	2,686,018
2,695	4.000%, 5/01/24 (Pre-refunded 5/01/21)	5/21 at 100.00	AAA (4)	2,872,547

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013:
550	5.000%, 5/01/19	No Opt. Call	BBB+	570,977
440	5.000%, 5/01/20	No Opt. Call	BBB+	470,259
1,000	5.000%, 5/01/21	No Opt. Call	BBB+	1,095,060
2,545	4.000%, 5/01/22	No Opt. Call	BBB+	2,740,227
1,320	5.000%, 5/01/23	No Opt. Call	BBB+	1,495,956

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A:
2,420	5.000%, 1/01/25	No Opt. Call	A	2,780,314
5,000	5.000%, 1/01/26	1/25 at 100.00	A	5,661,700

765	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2013, 5.000%, 7/01/18	No Opt. Call	A–	771,181

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2015:
1,700	5.000%, 7/01/20	No Opt. Call	A–	1,815,209
1,725	5.000%, 7/01/21	No Opt. Call	A–	1,879,922
1,000	5.000%, 7/01/22	No Opt. Call	A–	1,108,550
1,085	5.000%, 7/01/23	No Opt. Call	A–	1,220,918

12,055	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A–	12,166,991

20,000	Saint Louis, Missouri, General Fund Revenue Bonds, Tax & Revenue Anticipation Notes Series 2017, 3.000%, 6/01/18	No Opt. Call	SP-1+	20,046,600
59,710	Total Missouri			62,362,682

	Montana – 0.6%

28,700	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2016, 2.000%, 8/01/23	No Opt. Call	A2	27,754,048

	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefits Health System Obligated Group, Refunding Series 2016:
365	5.000%, 2/15/19	No Opt. Call	N/R	374,928
1,295	5.000%, 2/15/21	No Opt. Call	N/R	1,403,819
30,360	Total Montana			29,532,795

	Nebraska – 1.1%

4,580	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/21	No Opt. Call	BBB+	4,962,705

	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015:
925	4.000%, 11/01/18	No Opt. Call	A–	935,776
1,000	5.000%, 11/01/22	No Opt. Call	A–	1,111,150

179

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska (continued)

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012:
$600	4.000%, 6/15/18	No Opt. Call	AA–	$602,970
830	5.000%, 6/15/19	No Opt. Call	AA–	862,785

2,520	Lancaster County School District 1, Lincoln, Nebraska, General Obligation Bonds, Refunding Series 2009, 3.000%, 1/15/19	No Opt. Call	AAA	2,548,098

1,000	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 3.500%, 11/01/27	11/21 at 100.00	A–	1,008,020

1,730	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/24	1/22 at 100.00	A+	1,904,453

1,645	Papio-Missouri River Natural Resources District, Nebraska, Flood Protection and Water Quality Enhancement Revenue Bonds, Series 2017, 5.000%, 12/15/22	6/22 at 100.00	AA	1,835,063

	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2015A:
2,125	5.000%, 1/01/19	No Opt. Call	A2	2,177,572
2,500	5.000%, 1/01/20	No Opt. Call	A2	2,638,475

3,130	University of Nebraska Facilities Corporation, UNMC Cancer Center Bonds, Series 2014A, 5.000%, 2/15/21	No Opt. Call	Aa1	3,402,154

27,660	Washington County, Nebraska, Wastewater and Solid Waste Disposal Facilities Revenue Bonds, Cargill Inc. Project, Variable Rate Demand Series 2012, 2.375%, 9/01/30 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	A	27,837,577
50,245	Total Nebraska			51,826,798

	Nevada – 0.5%

	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
1,000	5.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	A+	1,066,180
2,000	5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	A+	2,180,280

3,750	Clark County, Nevada, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017, 1.600%, 1/01/36 (Mandatory put 5/21/20)	No Opt. Call	A+	3,708,750

1,825	Humboldt County, Nevada, Pollution Control Revenue Bonds, Sierra Pacific Power Company Projects, Refunding Series 2016A, 1.250%, 10/01/29 (Mandatory put 6/03/19)	No Opt. Call	A+	1,808,246

5,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/24	6/21 at 100.00	AA+	5,460,350

150	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013, 4.000%, 6/01/18	No Opt. Call	N/R	150,285

10,000	Washoe County, Nevada, Gas Facilities Revenue Bonds, Sierra Pacific Power Company Projects, Refunding Series 2016A, 1.500%, 8/01/31 (Mandatory put 6/03/19) (Alternative Minimum Tax)	No Opt. Call	A+	9,914,000
23,725	Total Nevada			24,288,091

180

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Hampshire – 0.1%

	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Series 2016:
$450	5.000%, 10/01/18	No Opt. Call	Baa1	$456,115
600	5.000%, 10/01/19	No Opt. Call	Baa1	623,484
1,265	5.000%, 10/01/20	No Opt. Call	Baa1	1,346,390
1,185	5.000%, 10/01/21	No Opt. Call	Baa1	1,285,606
3,500	Total New Hampshire			3,711,595

	New Jersey – 5.2%

3,890	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/18 at 100.00	Baa2	3,900,542

1,950	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	BBB–	2,112,728

	Millville, New Jersey, General Obligation Bonds, Improvement Series 2011:
1,445	5.000%, 11/01/19 – AGM Insured	No Opt. Call	AA	1,520,068
920	5.000%, 11/01/20 – AGM Insured	No Opt. Call	AA	988,273

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
8,510	5.000%, 6/15/18	No Opt. Call	BBB+	8,563,783
5,000	5.000%, 6/15/19	No Opt. Call	BBB+	5,173,200
245	4.000%, 6/15/19	No Opt. Call	BBB+	250,598
10,990	5.000%, 6/15/20	No Opt. Call	BBB+	11,632,366
2,825	5.000%, 6/15/21	No Opt. Call	BBB+	3,045,322
1,425	5.000%, 6/15/22	No Opt. Call	BBB+	1,559,591
520	5.000%, 6/15/22	No Opt. Call	AA	569,332
6,565	5.000%, 6/15/23	6/22 at 100.00	BBB+	7,152,305
4,520	5.000%, 6/15/24	6/22 at 100.00	BBB+	4,909,398
8,570	5.000%, 6/15/25	6/22 at 100.00	BBB+	9,276,511
6,000	5.000%, 6/15/26	6/22 at 100.00	BBB+	6,477,360
775	4.250%, 6/15/27	6/22 at 100.00	BBB+	807,023

7,190	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	BBB+	6,906,426

25,320	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2015XX, 5.000%, 6/15/21	No Opt. Call	A–	27,028,594

17,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, 5.000%, 6/15/22	No Opt. Call	A–	18,310,700

	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B:
5,000	5.000%, 11/01/20	No Opt. Call	A–	5,301,100
5,000	5.000%, 11/01/21	No Opt. Call	A–	5,373,650

2,010	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University Issue, Series 2007A, 5.250%, 7/01/21 – NPFG Insured	No Opt. Call	AA	2,106,118

350	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	372,852

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
4,060	5.000%, 7/01/18	No Opt. Call	BB+	4,075,834
4,260	5.000%, 7/01/19	No Opt. Call	BB+	4,339,534

181

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack University Medical Center, Refunding Series 2010B:
$1,880	5.000%, 1/01/20 (ETM)	No Opt. Call	N/R (4)	$1,982,798
1,155	5.000%, 1/01/20 (ETM)	No Opt. Call	N/R (4)	1,219,183

210	New Jersey Highway Authority, Senior Revenue Bonds, Garden State Parkway, Series 1989, 6.000%, 1/01/19 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	216,915

10,000	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Series 2014A, 5.000%, 9/15/18	No Opt. Call	A	10,124,100

	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-2:
25,000	5.000%, 6/15/21	6/18 at 100.00	A+	25,160,500
7,500	5.000%, 6/15/24	6/18 at 100.00	A+	7,544,550

9,750	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/18	No Opt. Call	A–	9,941,685

6,135	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/19	No Opt. Call	A+	6,286,289

1,125	Parsippany-Troy Hills Township, New Jersey, General Obligation Bonds, Refunding Series 2012, 4.000%, 7/15/20	No Opt. Call	AA	1,181,914

1,700	Passaic Valley Sewer Commissioners, New Jersey, Sewer Revenue Bonds, Series 2010G, 5.750%, 12/01/22	No Opt. Call	A3	1,943,202

4,215	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	4,539,218

4,850	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series 2012Q, 3.000%, 1/01/19	No Opt. Call	Baa1	4,846,023

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
6,710	5.000%, 6/01/18 (Pre-refunded 4/26/18)	4/18 at 100.00	Aaa (4)	6,718,388
4,160	4.500%, 6/01/23 (Pre-refunded 4/26/18)	4/18 at 100.00	BBB+ (4)	4,175,933
10,495	4.625%, 6/01/26 (Pre-refunded 4/26/18)	4/18 at 100.00	BBB (4)	10,504,026
229,225	Total New Jersey			238,137,932

	New Mexico – 1.9%

11,060	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan and Four Corners Projects, Refunding Series 2016A, 1.875%, 4/01/33 (Mandatory put 10/01/21)	No Opt. Call	BBB+	10,866,450

26,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan and Four Corners Projects, Refunding Series 2016B, 1.875%, 4/01/33 (Mandatory put 10/01/21)	No Opt. Call	BBB+	25,545,000

4,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010B, 2.125%, 6/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB+	3,939,440

7,285	Farmington, New Mexico, Pollution Control Revenue Bonds, Southern California Edison Company – Four Corners Project, Refunding Series 2005A, 1.875%, 4/01/29 (Mandatory put 4/01/20)	No Opt. Call	Aa3	7,236,190

10,120	Farmington, New Mexico, Pollution Control Revenue Bonds, Southern California Edison Company – Four Corners Project, Refunding Series 2005B, 1.875%, 4/01/29 (Mandatory put 4/01/20)	No Opt. Call	Aa3	10,052,196

182

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico (continued)

$15,355	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	A1	$15,955,227

	San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Refunding Series 2015A:
845	4.000%, 6/15/18	No Opt. Call	A+	848,997
1,340	5.000%, 6/15/19	No Opt. Call	A+	1,390,799
1,305	5.000%, 6/15/20	No Opt. Call	A+	1,387,071
1,455	5.000%, 6/15/21	No Opt. Call	A+	1,581,585
1,510	5.000%, 6/15/22	No Opt. Call	A+	1,671,011
1,565	5.000%, 6/15/23	No Opt. Call	A+	1,758,669
1,625	5.000%, 6/15/24	No Opt. Call	A+	1,853,914
1,690	5.000%, 6/15/25	No Opt. Call	A+	1,952,305
1,760	5.000%, 6/15/26	6/25 at 100.00	A+	2,019,477
86,915	Total New Mexico			88,058,331

	New York – 3.4%

500	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/22	No Opt. Call	A+	553,270

1,620	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19	No Opt. Call	AA	1,692,106

5	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19 (ETM)	No Opt. Call	N/R (4)	5,229

1,275	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2012-1, 5.000%, 7/01/23	1/22 at 100.00	AA	1,407,434

355	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2014, 5.000%, 7/01/23	No Opt. Call	A–	403,781

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
1,500	4.000%, 12/01/19, 144A	No Opt. Call	BBB–	1,534,380
1,000	4.000%, 12/01/20, 144A	No Opt. Call	BBB–	1,034,700
1,200	4.000%, 12/01/21, 144A	No Opt. Call	BBB–	1,251,864
1,000	5.000%, 12/01/22, 144A	No Opt. Call	BBB–	1,090,900
2,000	5.000%, 12/01/23, 144A	No Opt. Call	BBB–	2,206,760

12,280	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A, 5.000%, 12/15/21	No Opt. Call	AAA	13,642,957

5	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A, 5.000%, 12/15/21 (ETM)	No Opt. Call	N/R (4)	5,566

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
400	0.000%, 6/01/19 – AGM Insured	No Opt. Call	AA	391,628
515	0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	480,135
640	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	579,040
1,315	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	1,151,453

	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A:
610	5.000%, 4/01/18 (ETM)	No Opt. Call	A3 (4)	610,000
3,805	5.000%, 4/01/19 (ETM)	No Opt. Call	A– (4)	3,932,125

1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.500%, 4/01/22 (Pre-refunded 4/01/19)	4/19 at 100.00	A– (4)	1,297,900

183

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$1,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/21	No Opt. Call	A–	$1,101,210

5,135	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H, 5.000%, 11/15/20	No Opt. Call	AA–	5,550,319

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
2,010	5.000%, 7/01/23	No Opt. Call	A–	2,249,190
1,030	5.000%, 7/01/24	No Opt. Call	A–	1,165,249
650	5.000%, 7/01/25	7/24 at 100.00	A–	734,955
1,000	5.000%, 7/01/26	7/24 at 100.00	A–	1,125,190
1,500	5.000%, 7/01/27	7/24 at 100.00	A–	1,680,495

13,490	New York City, New York, General Obligation Bonds, Fiscal 2008 Series J-4., 5.000%, 8/01/24	No Opt. Call	Aa2	15,605,906

14,290	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 2005A, 2.375%, 7/01/26 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	A–	14,375,168

26,475	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	27,415,392

6,960	New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds, Series 2009, 5.000%, 4/01/18	No Opt. Call	AA	6,960,000

8,150	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009C, 5.000%, 12/15/18	No Opt. Call	AAA	8,350,001

	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
500	5.000%, 7/01/25	7/24 at 100.00	A–	565,350
500	5.000%, 7/01/27	7/24 at 100.00	A–	560,165

16,130	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2012B, 4.000%, 11/15/20	No Opt. Call	AA–	17,075,379

	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A:
1,285	5.000%, 6/01/20	No Opt. Call	A	1,364,978
3,000	5.000%, 6/01/21	No Opt. Call	A	3,257,940
2,500	5.000%, 6/01/22	No Opt. Call	A	2,762,125
3,335	5.000%, 6/01/23	No Opt. Call	A	3,736,234
1,900	5.000%, 6/01/26	No Opt. Call	A	2,200,010

	Yonkers, New York, General Obligation Bonds, Refunding Series 2012C:
2,440	3.000%, 8/15/22	No Opt. Call	A	2,501,317
2,510	3.000%, 8/15/23	No Opt. Call	A	2,558,669
147,065	Total New York			156,166,470

	North Carolina – 0.4%

	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015A:
2,065	5.000%, 1/01/25	No Opt. Call	A	2,387,677
3,005	5.000%, 1/01/26	No Opt. Call	A	3,519,306
2,800	5.000%, 1/01/27	1/26 at 100.00	A	3,253,600

184

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina (continued)

	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A:
$1,080	5.000%, 5/01/19	No Opt. Call	AA+	$1,118,945
5,205	5.000%, 5/01/20	5/19 at 100.00	AA+	5,394,410

3,605	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A, 5.000%, 5/01/21 (Pre-refunded 5/01/19)	5/19 at 100.00	AA+ (4)	3,736,186

235	Wilmington, North Carolina, Limited Obligation Bonds, Refunding Series 2014A, 5.000%, 6/01/20	No Opt. Call	AA+	251,434
17,995	Total North Carolina			19,661,558

	North Dakota – 0.7%

1,115	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A, 5.000%, 7/01/21 (ETM)	No Opt. Call	N/R (4)	1,219,542

100	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A, 5.000%, 7/01/22 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	109,376

	Williston, North Dakota, County-Wide Public Safety Sales Tax Revenue Bonds, Series 2015A:
1,795	4.000%, 7/15/18	No Opt. Call	A	1,804,262
1,000	4.000%, 7/15/19	No Opt. Call	A	1,021,600
2,105	4.000%, 7/15/20	No Opt. Call	A	2,189,347
2,185	4.000%, 7/15/21	No Opt. Call	A	2,298,926
2,275	4.000%, 7/15/22	No Opt. Call	A	2,409,885
2,365	5.000%, 7/15/23	7/22 at 100.00	A	2,607,720
2,485	5.000%, 7/15/24	7/22 at 100.00	A	2,733,649
5,485	5.000%, 7/15/25	7/22 at 100.00	A	6,015,125

	Williston, North Dakota, General Obligation Bonds, Refunding Improvement Series 2014:
800	4.000%, 5/01/18	No Opt. Call	A	801,240
725	4.000%, 5/01/19	No Opt. Call	A	737,724
800	4.000%, 5/01/20	No Opt. Call	A	820,696
800	4.000%, 5/01/21	No Opt. Call	A	828,824

6,035	Williston, North Dakota, Sales Tax Revenue Bonds, Series 2013A, 4.000%, 5/01/20 – AGM Insured	6/18 at 100.00	AA	6,045,441
30,070	Total North Dakota			31,643,357

	Ohio – 5.0%

	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012:
2,000	5.000%, 11/15/21	No Opt. Call	AA–	2,200,200
2,655	5.000%, 11/15/22	5/22 at 100.00	AA–	2,941,581

6,000	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A., 5.000%, 8/01/21	No Opt. Call	AA–	6,570,480

20,000	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017B., 5.000%, 8/01/47	No Opt. Call	AA–	22,178,000

185

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$10,190	5.375%, 6/01/24	5/18 at 100.00	B–	$10,081,477
68,840	5.125%, 6/01/24	5/18 at 100.00	B–	67,483,164
5,875	5.875%, 6/01/30	5/18 at 100.00	B–	5,846,741
9,070	5.750%, 6/01/34	5/18 at 100.00	B–	8,911,275

	Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated Group Project, Refunding & Improvement Series 2017:
1,000	5.000%, 12/01/21	No Opt. Call	A–	1,098,320
1,000	5.000%, 12/01/22	No Opt. Call	A–	1,116,790
1,225	5.000%, 12/01/24	No Opt. Call	A–	1,404,524
1,000	5.000%, 12/01/25	No Opt. Call	A–	1,156,680

	Cleveland, Ohio, Airport System Revenue Bonds, Refunding Series 2016A:
550	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA	562,485
725	5.000%, 1/01/20 – AGM Insured	No Opt. Call	AA	763,874
950	5.000%, 1/01/21 – AGM Insured	No Opt. Call	AA	1,024,917

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,470	5.000%, 12/01/19	No Opt. Call	AA+	1,549,336
1,540	5.000%, 12/01/20	12/19 at 100.00	AA+	1,616,369

1,620	Cleveland, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/21 (Pre-refunded 12/01/19)	12/19 at 100.00	AA+ (4)	1,708,533

5,515	Cuyahoga County, Ohio, Certificates of Participation, Convention Hotel Project, Series 2014, 5.000%, 12/01/20	No Opt. Call	AA–	5,956,476

	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013:
1,015	5.000%, 6/15/19	No Opt. Call	Baa2	1,046,729
1,000	5.000%, 6/15/21	No Opt. Call	Baa2	1,076,070

1,000	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Bonds, Columbus City & Franklin County Lessees, Refunding Anticipation Series 2014, 5.000%, 12/01/23	No Opt. Call	Aa1	1,137,970

	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Hospital Medical Center, Refunding Series 2014S:
1,170	5.000%, 5/15/21	No Opt. Call	AA	1,282,589
340	5.000%, 5/15/22	No Opt. Call	AA	380,110
1,040	5.000%, 5/15/23	No Opt. Call	AA	1,183,406

1,600	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2014, 5.000%, 2/01/20	No Opt. Call	A	1,690,720

	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A:
2,600	5.000%, 1/01/20	No Opt. Call	AA	2,744,950
1,700	5.000%, 1/01/23	No Opt. Call	AA	1,907,570

2,175	Marysville, Union County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.000%, 12/01/20 – AMBAC Insured	No Opt. Call	Aa3	2,276,050

3,035	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.125%, 10/01/28	10/18 at 100.00	BBB+	3,096,277

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
1,000	5.000%, 2/15/19	No Opt. Call	BB+	1,020,060
270	5.000%, 2/15/20	No Opt. Call	BB+	280,822
2,000	5.000%, 2/15/21	No Opt. Call	BB+	2,112,960

186

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$5,100	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (6)	No Opt. Call	Ca	$1,612,875

4,385	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (Mandatory put 3/01/19) (6)	No Opt. Call	D	1,386,756

3,815	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/18 (6)	No Opt. Call	B3	3,365,822

35,450	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18) (6)	No Opt. Call	D	11,211,062

1,015	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (Mandatory put 7/01/18) (6)	No Opt. Call	D	320,994

35	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005B, 3.125%, 1/01/34 (Mandatory put 7/01/18) (6)	No Opt. Call	D	11,069

2,525	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20) (6)	No Opt. Call	D	798,531

4,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	4,118,560

1,040	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 3.750%, 1/15/28, 144A (Alternative Minimum Tax)	No Opt. Call	N/R	1,041,643

1,220	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 2014, 2.250%, 9/01/33 (Mandatory put 9/01/18)	No Opt. Call	A3	1,221,976

6,685	Ohio State, General Obligation Bonds, Infrastructure Improvement Series 2013B, 5.000%, 8/01/21	No Opt. Call	AA+	7,359,115

6,460	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011A, 5.000%, 9/15/21	No Opt. Call	AA+	7,132,421

12,625	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011C, 5.000%, 9/15/20	No Opt. Call	AA+	13,607,856

5,350	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21) (6)	No Opt. Call	D	1,691,937

2,900	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19 (6)	No Opt. Call	Ca	917,125

2,170	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (Mandatory put 6/03/19) (6)	No Opt. Call	D	686,262

1,175	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20) (6)	No Opt. Call	D	371,594

187

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$7,135	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33 (Mandatory put 7/01/20) (6)	No Opt. Call	D	$2,256,444

2,230	University of Toledo, Ohio, General Receipts Bonds, Series 2009, 4.000%, 6/01/18	No Opt. Call	A1	2,238,519

4,365	Upper Arlington City School District, Franklin County, Ohio, School Facilities and Improvement Bonds, Series 2018A., 3.000%, 12/01/19	No Opt. Call	AAA	4,461,816

1,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.100%, 7/01/18 (Alternative Minimum Tax) (6)	No Opt. Call	N/R	10
271,850	Total Ohio			231,219,892

	Oklahoma – 3.0%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
1,420	4.000%, 9/01/18	No Opt. Call	A+	1,433,774
1,435	4.000%, 9/01/19	No Opt. Call	A+	1,479,585
4,185	4.500%, 9/01/20	No Opt. Call	A+	4,430,032

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2017:
1,015	3.000%, 9/01/19	No Opt. Call	A+	1,032,458
3,770	4.000%, 9/01/24	No Opt. Call	A+	4,086,718

6,440	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2013, 5.000%, 6/01/18	No Opt. Call	A+	6,476,515

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016:
6,015	5.000%, 6/01/19	No Opt. Call	A+	6,240,021
6,490	5.000%, 6/01/23	No Opt. Call	A+	7,307,675

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Noble Public Schools Project, Series 2017:
1,315	4.000%, 9/01/20	No Opt. Call	A	1,377,857
1,250	5.000%, 9/01/29	9/27 at 100.00	A	1,451,400

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2014:
1,870	5.000%, 7/01/18	No Opt. Call	A+	1,885,334
2,655	5.000%, 7/01/19	No Opt. Call	A+	2,761,014

1,000	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Elgin Public Schools Project, Series 2017A, 5.000%, 12/01/24	No Opt. Call	A	1,143,910

	Creek County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Sapulpa Public Schools Project, Series 2015:
1,955	4.000%, 9/01/18	No Opt. Call	A+	1,973,788
2,150	5.000%, 9/01/20	No Opt. Call	A+	2,302,113
1,000	5.000%, 9/01/23	No Opt. Call	A+	1,130,100

188

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

$1,755	Garfield County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Enid Public Schools Project, Series 2016A, 5.000%, 9/01/26	No Opt. Call	A	$2,049,682

	Kay County Public Buildings Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Ponca City Public Schools Project, Series 2016:
7,860	5.000%, 9/01/18	No Opt. Call	A–	7,964,381
5,015	5.000%, 9/01/20	No Opt. Call	A–	5,348,999
4,395	5.000%, 9/01/21	No Opt. Call	A–	4,773,058

	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public Schools Project, Series 2018:
1,500	5.000%, 10/01/21	No Opt. Call	A+	1,637,880
1,500	5.000%, 9/01/22	No Opt. Call	A+	1,676,280
425	5.000%, 10/01/22	No Opt. Call	A+	471,622
1,265	5.000%, 9/01/23	No Opt. Call	A+	1,423,416
1,000	5.000%, 9/01/23	No Opt. Call	A+	1,132,810

	Okarche Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Okarche Public Schools Project, Series 2016:
1,035	5.000%, 9/01/21	No Opt. Call	A–	1,118,721
1,000	5.000%, 9/01/27	9/26 at 100.00	A–	1,140,500
1,000	5.000%, 9/01/28	9/26 at 100.00	A–	1,136,530

3,000	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Western Heights Public Schools Project, Series 2018A., 5.000%, 9/01/24	No Opt. Call	A+	3,420,690

	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B.:
575	5.000%, 8/15/22 (WI/DD, Settling 4/04/18)	No Opt. Call	Baa3	630,568
1,595	5.000%, 8/15/24 (WI/DD, Settling 4/04/18)	No Opt. Call	Baa3	1,784,374
1,850	5.000%, 8/15/25 (WI/DD, Settling 4/04/18)	No Opt. Call	Baa3	2,087,559
1,000	5.000%, 8/15/26 (WI/DD, Settling 4/04/18)	No Opt. Call	Baa3	1,132,700
3,650	5.000%, 8/15/27 (WI/DD, Settling 4/04/18)	No Opt. Call	Baa3	4,168,300
1,000	5.000%, 8/15/28 (WI/DD, Settling 4/04/18)	No Opt. Call	Baa3	1,145,320

1,970	Oklahoma Development Finance Authority, Solid Waste Disposal Revenue Bonds, Series 2004A, 2.375%, 12/01/21	No Opt. Call	A–	2,013,458

	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
475	4.000%, 9/01/18	No Opt. Call	A–	479,370
525	5.000%, 9/01/19	No Opt. Call	A–	547,848
685	5.000%, 9/01/20	No Opt. Call	A–	728,956
745	5.000%, 9/01/21	No Opt. Call	A–	807,550

	Rogers County Industrial Development Authority, Oklahoma, Capital Improvement Revenue Bonds, Refunding Series 2017:
765	3.000%, 4/01/21	No Opt. Call	A–	780,858
800	3.000%, 4/01/22	No Opt. Call	A–	816,336
825	3.000%, 4/01/23	No Opt. Call	A–	840,749
850	3.000%, 4/01/24	No Opt. Call	A–	862,138
725	4.000%, 4/01/25	No Opt. Call	A–	773,742
770	4.000%, 4/01/26	4/25 at 100.00	A–	816,762
715	4.000%, 4/01/27	4/25 at 100.00	A–	754,725

189

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Stillwater Utilities Authority, Oklahoma, Utility System and Sales Tax Revenue Bonds, Series 2014A:
$225	4.000%, 10/01/18	No Opt. Call	AA–	$227,727
175	4.000%, 10/01/19	No Opt. Call	AA–	180,994
645	5.000%, 10/01/21	No Opt. Call	AA–	710,680

	Texas County Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Guymon Public Schools Project, Series 2018.:
1,370	5.000%, 12/01/19	No Opt. Call	A	1,438,390
1,000	4.000%, 12/01/21	No Opt. Call	A	1,062,600
850	4.000%, 12/01/23	No Opt. Call	A	913,639
1,100	5.000%, 12/01/25	No Opt. Call	A	1,262,514

7,575	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2011, 5.000%, 9/01/19	No Opt. Call	AA–	7,926,329

1,555	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2012, 4.000%, 9/01/22	No Opt. Call	AA–	1,679,509

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2016:
1,065	5.000%, 9/01/22	No Opt. Call	AA–	1,194,930
6,155	5.000%, 9/01/23	No Opt. Call	AA–	7,012,699

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Glenpool Public Schools Project, Series 2017A:
570	5.000%, 9/01/22	No Opt. Call	A+	634,193
765	5.000%, 9/01/23	No Opt. Call	A+	864,526
600	5.000%, 9/01/24	No Opt. Call	A+	686,802
1,280	5.000%, 9/01/25	No Opt. Call	A+	1,482,099

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2015:
2,100	5.000%, 9/01/21	No Opt. Call	AA–	2,313,276
2,000	5.000%, 9/01/22	No Opt. Call	AA–	2,244,000

1,650	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Owasso Public Schools Project, Series 2016, 4.000%, 9/01/18	No Opt. Call	A+	1,665,856

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Owasso Public Schools Project, Series 2018.:
1,500	5.000%, 9/01/20	No Opt. Call	A+	1,609,785
1,650	5.000%, 9/01/21	No Opt. Call	A+	1,812,970
128,065	Total Oklahoma			137,901,694

	Oregon – 1.1%

	Clackamas and Washington Counties School District 3JT, Oregon, General Obligation Bonds, Refunding Series 2015:
11,045	5.000%, 6/15/25	No Opt. Call	AA+	12,957,000
5,000	5.000%, 6/15/26	6/25 at 100.00	AA+	5,854,700

	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2017B:
1,200	5.000%, 6/15/21	No Opt. Call	AA+	1,318,068
2,330	5.000%, 6/15/27	No Opt. Call	AA+	2,801,755
2,000	5.000%, 6/15/28	6/27 at 100.00	AA+	2,394,060

190

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon (continued)

$1,770	Gilliam County, Oregon, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2007, 1.500%, 10/01/18	No Opt. Call	A–	$1,769,044

1,050	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2009A, 5.000%, 11/15/22 (Pre-refunded 5/15/19)	5/19 at 100.00	AAA (4)	1,089,575

20,000	Oregon State, General Obligation Bonds, Full Faith & Credit Tax Anticipation Notes, Series 2017A, 5.000%, 9/28/18	No Opt. Call	SP–1+	20,334,800
44,395	Total Oregon			48,519,002

	Pennsylvania – 7.3%

7,600	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	AA–	7,651,452

4,400	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 12/01/18 – AGM Insured	No Opt. Call	AA	4,498,208

5,965	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-73, 5.000%, 12/01/19	No Opt. Call	AA–	6,283,889

	Allentown School District, Lehigh County, Pennsylvania, General Obligation Bonds, Refunding Series 2016:
1,750	4.000%, 2/15/20 – AGM Insured	No Opt. Call	AA	1,814,102
1,650	4.000%, 2/15/21 – AGM Insured	No Opt. Call	AA	1,739,100

6,260	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20) (6)	No Opt. Call	D	1,979,725

4,865	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (6)	No Opt. Call	D	1,581,125

2,055	Berks County, Pennsylvania, General Obligation Bonds, Refunding Series 2008, 5.000%, 11/15/21 (Pre-refunded 11/15/18)	11/18 at 100.00	Aa1 (4)	2,098,956

1,080	Centre County, Pennsylvania, General Obligation Bonds, Series 2012A, 3.000%, 7/01/19	No Opt. Call	AA	1,097,334

40	Centre County, Pennsylvania, General Obligation Bonds, Series 2012A, 3.000%, 7/01/19 (ETM)	No Opt. Call	N/R (4)	40,637

7,910	Coatesville Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2014A, 4.000%, 8/15/19 – BAM Insured	No Opt. Call	AA	8,112,338

	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018.:
2,000	5.000%, 6/01/21	No Opt. Call	A1	2,156,700
2,000	5.000%, 6/01/22	No Opt. Call	A1	2,182,300
2,500	5.000%, 6/01/23	No Opt. Call	A1	2,758,700
3,000	5.000%, 6/01/24	No Opt. Call	A1	3,345,840

	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014:
450	4.000%, 5/01/18	No Opt. Call	Baa3	450,725
450	5.000%, 5/01/19	No Opt. Call	Baa3	464,121

500	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2010, 5.000%, 12/01/18	No Opt. Call	A+	511,160

3,435	Lancaster County, Pennsylvania, General Obligation Bonds, Series 2009A, 5.000%, 11/01/18 – AGM Insured	No Opt. Call	Aa3	3,501,639

191

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$13,475	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016A, 1.800%, 9/01/29 (Mandatory put 9/01/22)	No Opt. Call	A1	$13,116,295

9,025	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27 (Mandatory put 8/15/22)	No Opt. Call	A1	8,688,548

735	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.500%, 12/15/19 (ETM)	No Opt. Call	N/R (4)	772,919

1,080	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 4.000%, 5/01/19	No Opt. Call	A	1,105,585

1,400	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2016, 5.000%, 7/01/20	No Opt. Call	A+	1,488,508

3,450	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/23 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (4)	3,855,306

	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
1,310	5.000%, 1/15/19	No Opt. Call	Baa3	1,335,820
1,235	5.000%, 1/15/20	No Opt. Call	Baa3	1,286,055

5,000	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Exelon Generation Company, LLC Project, Refunding Series 2001B, 2.500%, 10/01/30 (Mandatory put 4/01/20)	No Opt. Call	BBB	5,012,600

6,250	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1994A, 2.550%, 6/01/29 (Mandatory put 6/01/20)	No Opt. Call	BBB	6,266,875

5,000	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34 (Mandatory put 9/01/20)	No Opt. Call	BBB	5,015,050

7,500	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1999A, 2.500%, 10/01/30 (Mandatory put 4/01/20)	No Opt. Call	BBB	7,518,900

504	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23 (Cash 5.000%, PIK 5.000%) (6)	6/18 at 100.00	N/R	151,250

77	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23 (Cash 5.000%, PIK 5.000%) (7)	6/18 at 100.00	N/R	23,161

5,945	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 3.750%, 12/01/40 (Mandatory put 7/01/20) (6)	No Opt. Call	D	1,880,106

3,070	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2006A, 2.550%, 11/01/41 (Mandatory put 12/03/18) (6)	No Opt. Call	D	970,887

40,200	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.550%, 12/01/33 (Mandatory put 12/03/18)	No Opt. Call	A–	40,120,002

192

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B:
$335	5.000%, 1/01/20	7/19 at 100.00	Aaa	$348,929
365	5.000%, 7/01/20	7/19 at 100.00	Aaa	380,082
4,565	5.000%, 7/01/21	5/18 at 100.00	Aaa	4,608,368

1,900	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2008A, 6.750%, 10/01/18 (Alternative Minimum Tax)	No Opt. Call	AA–	1,947,519

2,300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 1.875%, 11/01/41	11/18 at 100.00	A–	2,287,810

2,535	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges & Universities of Pennsylvania Financing Program, York College Project, Series 2014T-3, 2.850%, 5/01/34 (Mandatory put 5/01/21)	No Opt. Call	A–	2,533,504

2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges and Universities of Pennsylvania Financing Program-Messiah College Project, Series 2001-13, 2.200%, 11/01/31 (Mandatory put 11/01/21)	No Opt. Call	A	1,965,420

6,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges and Universities of Pennsylvania Financing Program-Messiah College Project, Series 2001-14, 2.720%, 11/01/31 (Mandatory put 5/01/21)	11/18 at 100.00	A	6,796,396

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-125A.:
3,390	3.000%, 4/01/27 (Alternative Minimum Tax)	No Opt. Call	AA+	3,350,439
3,345	3.050%, 10/01/27 (Alternative Minimum Tax)	4/27 at 100.00	AA+	3,301,482
8,750	3.400%, 10/01/32 (Alternative Minimum Tax)	4/27 at 100.00	AA+	8,612,012

	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2:
2,390	5.000%, 6/01/21	No Opt. Call	A3	2,599,316
15,000	5.000%, 6/01/22	No Opt. Call	A3	16,572,750
23,660	5.000%, 6/01/23	No Opt. Call	A3	26,506,535
12,485	5.000%, 6/01/24	No Opt. Call	A3	14,157,491
8,095	5.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	9,223,848
5,580	5.000%, 6/01/25	No Opt. Call	A3	6,394,736

17,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016, 5.000%, 6/01/20	No Opt. Call	A3	18,619,825

	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Fourteenth Series 2016:
6,400	5.000%, 10/01/19	No Opt. Call	A	6,694,848
3,475	5.000%, 10/01/20	No Opt. Call	A	3,723,914

1,460	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	1,541,059

1,525	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011D, 5.000%, 9/01/18	No Opt. Call	A+	1,544,932

193

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Bonds, Refunding Series 2015A:
$1,120	4.000%, 12/01/18	No Opt. Call	A+	$1,136,173
2,300	5.000%, 12/01/19	No Opt. Call	A+	2,415,598
3,305	5.000%, 12/01/20	No Opt. Call	A+	3,551,718
1,675	5.000%, 12/01/21	No Opt. Call	A+	1,837,827
1,500	5.000%, 12/01/22	No Opt. Call	A+	1,672,365

	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue Bonds, Refunding First Lien Series 2017A:
1,000	5.000%, 9/01/18 – AGM Insured	No Opt. Call	AA	1,014,020
9,265	5.000%, 9/01/19 – AGM Insured	No Opt. Call	AA	9,692,024

2,285	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017A, 3.125%, 7/01/21	7/19 at 100.00	N/R	2,285,891

2,035	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 3.375%, 6/01/26	No Opt. Call	BB+	1,960,865

2,505	University of Pittsburgh of the Commonwealth System of Higher Education, Pennsylvania, University Capital Project Bonds, Series 2009B, 5.500%, 9/15/21 (Pre-refunded 3/15/19)	3/19 at 100.00	AA+ (4)	2,597,936

	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds, AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5.:
1,045	5.000%, 11/01/21	No Opt. Call	A–	1,139,102
2,410	5.000%, 11/01/22	No Opt. Call	A–	2,661,339
2,530	5.000%, 11/01/23	No Opt. Call	A–	2,822,443
2,665	5.000%, 11/01/24	No Opt. Call	A–	3,004,708
2,550	5.000%, 11/01/25	No Opt. Call	A–	2,898,891
335,211	Total Pennsylvania			335,278,033

	Rhode Island – 0.1%

	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2013B:
700	5.000%, 7/01/19	No Opt. Call	BBB+	718,326
1,165	5.000%, 7/01/20	No Opt. Call	BBB+	1,227,619
1,360	5.000%, 7/01/21	No Opt. Call	BBB+	1,458,682

520	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, University of Rhode Island Auxiliary Enterprise, Refunding Series 2013C, 4.000%, 9/15/18	No Opt. Call	A+	525,476
3,745	Total Rhode Island			3,930,103

	South Carolina – 0.7%

	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Building Equity Sooner Series 2012:
3,375	5.000%, 12/01/21	No Opt. Call	AA	3,728,126
4,910	5.000%, 12/01/22	No Opt. Call	AA	5,513,439

	Greenwood Fifty School Facilities, Inc., South Carolina, Installment Purchase Revenue Bonds, Greenwood School District 50 Project, Refunding Series 2016:
1,000	4.000%, 12/01/18 – BAM Insured	No Opt. Call	AA	1,013,640
1,745	5.000%, 12/01/19 – BAM Insured	No Opt. Call	AA	1,836,229

194

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

	Kershaw County Public Schools Foundation, South Carolina, Installment Purchase Revenue Bonds, Kershaw County School District, Refunding Series 2015:
$925	5.000%, 12/01/18	No Opt. Call	A1	$942,991
1,050	5.000%, 12/01/19	No Opt. Call	A1	1,104,894
600	5.000%, 12/01/20	No Opt. Call	A1	643,656

850	McCormick County, South Carolina, Hospital Facilities Revenue Refunding and Improvement Bonds, McCormick Health Care Center Project, Series 2006, 8.000%, 3/01/21 (ETM)	No Opt. Call	N/R (4)	949,297

	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, FMU Student Housing LLC – Francis Marion University Project, Series 2014A:
1,020	5.000%, 8/01/22	No Opt. Call	Baa3	1,072,632
1,035	5.000%, 8/01/24	No Opt. Call	Baa3	1,111,807

	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A:
1,450	5.250%, 8/01/24 (Pre-refunded 8/01/23)	8/23 at 100.00	BBB+ (4)	1,594,478
2,850	5.250%, 8/01/25 (Pre-refunded 8/01/23)	8/23 at 100.00	BBB+ (4)	3,122,260
3,500	5.250%, 8/01/26 (Pre-refunded 8/01/23)	8/23 at 100.00	BBB+ (4)	3,812,935
2,000	5.000%, 8/01/27 (Pre-refunded 8/01/23)	8/23 at 100.00	BBB+ (4)	2,127,560

1,750	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/21	No Opt. Call	A+	1,911,717

1,240	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A, 5.000%, 12/01/22	No Opt. Call	A+	1,375,557

	Sumter Two School Facilities, Inc., South Carolina, Installment Purchase Revenue Refunding Bonds, Sumter County School District 2 Project, Series 2016:
1,500	5.000%, 12/01/19 – BAM Insured	No Opt. Call	AA	1,570,110
1,000	5.000%, 12/01/20 – BAM Insured	No Opt. Call	AA	1,070,080
31,800	Total South Carolina			34,501,408

	South Dakota – 0.1%

770	Deadwood, South Dakota, Certificates of Participation, Refunding Series 2012, 3.000%, 11/01/18	No Opt. Call	A+	775,683

455	South Dakota Building Authority, Revenue Bonds, Series 2013B, 5.000%, 6/01/20	No Opt. Call	AA+	486,318

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B:
400	4.000%, 11/01/19	No Opt. Call	A+	412,424
320	4.000%, 11/01/20	No Opt. Call	A+	336,739
500	4.000%, 11/01/21	No Opt. Call	A+	533,640
650	5.000%, 11/01/24	No Opt. Call	A+	749,268

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015:
650	5.000%, 11/01/20	No Opt. Call	A+	700,277
800	5.000%, 11/01/21	No Opt. Call	A+	881,288
1,130	5.000%, 11/01/22	No Opt. Call	A+	1,266,007
5,675	Total South Dakota			6,141,644

195

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee – 1.1%

$740	First Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2012A, 4.000%, 12/01/21	No Opt. Call	AAA	$793,879

	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Refunding Series 2015:
2,190	4.000%, 9/01/19	No Opt. Call	AA	2,262,708
1,510	4.000%, 9/01/20	No Opt. Call	AA	1,583,643

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A:
1,030	5.000%, 1/01/19	No Opt. Call	A	1,053,690
2,500	5.000%, 1/01/20	No Opt. Call	A	2,628,325
1,500	4.000%, 1/01/21	No Opt. Call	A	1,575,165

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
250	3.000%, 11/01/18	No Opt. Call	A	251,988
1,070	4.000%, 11/01/19	No Opt. Call	A	1,107,632
810	4.000%, 11/01/20	No Opt. Call	A	853,424
500	4.000%, 11/01/21	No Opt. Call	A	532,930
1,030	5.000%, 11/01/22	11/21 at 100.00	A	1,123,864

	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Subordinate Lien Refunding Series 2012:
2,615	5.000%, 7/01/21	No Opt. Call	AA–	2,871,427
1,870	5.000%, 7/01/22	No Opt. Call	AA–	2,093,091

2,500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A, 5.000%, 9/01/18	No Opt. Call	BBB+	2,531,225

265	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/18	No Opt. Call	A	268,734

23,690	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2017A, 4.000%, 5/01/48 (Mandatory put 5/01/23)	5/23 at 100.43	A3	25,339,298

	West Wilson Utility District, Wilson County, Tennessee, Water Revenue Bonds, Refunding & Improvement Series 2015:
1,680	3.000%, 6/01/18	No Opt. Call	AA	1,683,948
1,260	4.000%, 6/01/20	No Opt. Call	AA	1,319,296
47,010	Total Tennessee			49,874,267

	Texas – 4.8%

20,435	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2012A, 5.000%, 8/15/23	No Opt. Call	AAA	23,382,749

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016:
1,040	5.000%, 1/01/21	No Opt. Call	BBB+	1,119,986
1,430	5.000%, 1/01/22	No Opt. Call	BBB+	1,569,339
2,500	5.000%, 1/01/23	No Opt. Call	BBB+	2,786,175
3,560	5.000%, 1/01/24	No Opt. Call	BBB+	4,029,279

	Corpus Christi Business and Job Development Corporation, Texas, Sales Tax Revenue Bonds, Arena Project, Refunding Series 2014:
1,000	5.000%, 9/01/21	No Opt. Call	AA	1,094,620
650	5.000%, 9/01/22	No Opt. Call	AA	723,782

196

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B:
$2,595	5.000%, 11/01/20	No Opt. Call	A+	$2,800,498
5,000	5.000%, 11/01/21	11/20 at 100.00	A+	5,393,300

3,020	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A, 5.000%, 12/01/24	No Opt. Call	A+	3,480,520

9,000	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Refunding Series 2015A, 5.000%, 8/15/19	No Opt. Call	AA+	9,400,590

6,105	Harris County, Texas, General Obligation Bonds, Refunding Road Series 2009A, 5.250%, 10/01/18	No Opt. Call	AAA	6,216,111

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
825	5.000%, 11/15/19	No Opt. Call	A3	863,626
575	5.000%, 11/15/20	No Opt. Call	A3	615,250
480	5.000%, 11/15/21	No Opt. Call	A3	522,278

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
11,635	5.000%, 11/15/22 – AGM Insured	No Opt. Call	AA	13,014,097
8,630	5.000%, 11/15/23 – AGM Insured	No Opt. Call	AA	9,807,046
5,205	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	6,000,740

2,250	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011B, 5.000%, 7/01/20	No Opt. Call	A+	2,413,283

2,915	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2014C, 5.000%, 5/15/20	No Opt. Call	AA	3,109,081

1,250	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2009A., 5.000%, 3/01/20	3/19 at 100.00	AA	1,287,463

10,315	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2009A., 5.000%, 3/01/20 (Pre-refunded 3/01/19)	3/19 at 100.00	N/R (4)	10,626,100

	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015:
500	5.000%, 11/01/18 (Alternative Minimum Tax)	No Opt. Call	A1	509,555
1,000	5.000%, 11/01/19 (Alternative Minimum Tax)	No Opt. Call	A1	1,048,270
1,000	5.000%, 11/01/20 (Alternative Minimum Tax)	No Opt. Call	A1	1,075,250
1,000	5.000%, 11/01/21 (Alternative Minimum Tax)	No Opt. Call	A1	1,097,620
1,720	5.000%, 11/01/22 (Alternative Minimum Tax)	No Opt. Call	A1	1,915,908
1,455	5.000%, 11/01/23 (Alternative Minimum Tax)	No Opt. Call	A1	1,640,032
1,500	5.000%, 11/01/24 (Alternative Minimum Tax)	No Opt. Call	A1	1,707,585

3,125	Lubbock Health Facilities Development Corporation, Texas, Revenue Bonds, St. Joseph Health System, Refunding Series 2008B, 5.000%, 7/01/18	No Opt. Call	AA–	3,151,344

10,000	Matagorda County Navigation District Number One, Texas, Pollution Control Revenue Refunding Bonds, Central Power and Light Company Project, Series 2009A, 6.300%, 11/01/29	7/19 at 102.00	A–	10,729,700

	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
430	3.000%, 12/01/18	No Opt. Call	B1	430,718
1,510	4.000%, 12/01/21	No Opt. Call	B1	1,533,783

197

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
$1,715	5.000%, 8/15/19	No Opt. Call	Aa2	$1,787,767
2,785	5.000%, 8/15/21	No Opt. Call	Aa2	3,066,174
2,010	5.000%, 8/15/22	No Opt. Call	Aa2	2,254,637

6,415	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/23 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (4)	7,184,351

7,650	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/24 (Pre-refunded 9/01/21)	9/21 at 100.00	AA+ (4)	8,426,934

	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2014A:
4,030	5.000%, 1/01/22	No Opt. Call	A1	4,450,128
4,945	5.000%, 1/01/23	No Opt. Call	A1	5,555,905
7,045	5.000%, 1/01/24	No Opt. Call	A1	8,046,588

	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2017A:
5,000	5.000%, 1/01/23	No Opt. Call	A1	5,617,700
3,260	5.000%, 1/01/24	1/23 at 100.00	A1	3,664,305
3,000	5.000%, 1/01/27	1/26 at 100.00	A1	3,501,990

15,125	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/21	No Opt. Call	Aa1	16,448,891

5,500	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/20	No Opt. Call	A3	5,904,360

	Texas Southmost College District, Texas, General Obligation Bonds, Refunding Limited Tax Series 2014A:
2,560	5.000%, 2/15/19	No Opt. Call	AA–	2,627,840
2,745	5.000%, 2/15/20	No Opt. Call	AA–	2,911,210

6,815	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.250%, 11/01/18 (ETM)	11/17 at 100.00	N/R (4)	6,815,000
204,255	Total Texas			223,359,458

	Utah – 0.2%

2,000	Salt Lake County, Utah, Research Facility Revenue Bonds, Huntsman Cancer Foundation, Series 2013A-1, 5.000%, 12/01/33 (Mandatory put 12/15/20) (Pre-refunded 12/17/18)	12/18 at 100.00	N/R (4)	2,047,320

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
515	5.000%, 9/01/18	No Opt. Call	A	521,942
1,250	5.000%, 9/01/19	No Opt. Call	A	1,305,288
1,090	5.000%, 9/01/20	No Opt. Call	A	1,169,516
2,065	5.000%, 9/01/21	No Opt. Call	A	2,264,665
6,920	Total Utah			7,308,731

	Vermont – 0.0%

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, University of Vermont Medical Center Project, Series 2016A:
700	3.000%, 12/01/18	No Opt. Call	A	705,992
725	4.000%, 12/01/19	No Opt. Call	A	750,853
1,425	Total Vermont			1,456,845

198

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia – 1.1%

$10,550	Halifax County Industrial Development Authority, Virginia, Recovery Zone Facility Revenue Bonds, Virginia Electric & Power Company Project, Series 2010A, 2.150%, 12/01/41 (Mandatory put 9/01/20)	No Opt. Call	A2	$10,517,928

1,000	Hanover County, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2009, 5.000%, 7/15/19	No Opt. Call	AAA	1,043,120

6,480	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Refunding Series 2008A, 1.750%, 11/01/35 (Mandatory put 5/16/19)	No Opt. Call	A2	6,456,413

1,680	Peninsula Ports Authority of Virginia, Coal Terminal Revenue Bonds, Dominion Terminal Associates Project-DETC Issue, Refunding Series 2003, 1.550%, 10/01/33 (Mandatory put 10/01/19)	No Opt. Call	BBB	1,675,565

	Virginia Small Business Financing Authority, Revenue Bonds, Hampton University, Refunding Series 2014:
1,000	5.000%, 10/01/18	No Opt. Call	A	1,015,730
1,000	5.000%, 10/01/19	No Opt. Call	A	1,040,190

14,950	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40 (Mandatory put 9/01/20)	No Opt. Call	A2	14,904,552

11,990	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.875%, 11/01/40 (Mandatory put 6/01/20)	No Opt. Call	A2	11,905,590

2,790	York County Economic Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2009A, 1.875%, 5/01/33 (Mandatory put 5/16/19)	No Opt. Call	A2	2,783,667
51,440	Total Virginia			51,342,755

	Washington – 3.0%

10,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	Aa1	11,400,700

5,000	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding Series 2015C, 5.000%, 7/01/25	No Opt. Call	Aa1	5,885,000

9,945	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding Series 2017A, 5.000%, 7/01/27	No Opt. Call	Aa1	11,958,166

	King County Public Hospital District 1, Washington, Limited Tax General Obligation Bonds, Refunding Series 2016:
6,485	5.000%, 12/01/23	No Opt. Call	A	7,357,622
7,285	5.000%, 12/01/24	No Opt. Call	A	8,381,465

	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2015B:
2,010	5.000%, 3/01/19	No Opt. Call	AA–	2,071,908
1,005	5.000%, 3/01/20	No Opt. Call	AA–	1,064,938

	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Refunding Series 2013B:
1,100	5.000%, 12/01/18	No Opt. Call	A+	1,123,958
1,520	5.000%, 12/01/20	No Opt. Call	A+	1,640,855
2,095	5.000%, 12/01/21	No Opt. Call	A+	2,309,528

3,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	3,197,640

199

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2015:
$1,500	5.000%, 1/01/21	No Opt. Call	A	$1,613,295
5,730	5.000%, 1/01/22	No Opt. Call	A	6,268,849
1,950	5.000%, 1/01/24	No Opt. Call	A	2,199,269
1,310	5.000%, 1/01/25	No Opt. Call	A	1,494,592

1,065	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/21	No Opt. Call	A+	1,173,566

10,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012B, 4.000%, 10/01/42 (Mandatory put 10/01/21)	No Opt. Call	AA–	10,682,300

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2018B.:
1,250	5.000%, 10/01/25	No Opt. Call	AA–	1,450,325
1,850	5.000%, 10/01/26	No Opt. Call	AA–	2,163,409
3,000	5.000%, 10/01/27	No Opt. Call	AA–	3,544,170
2,000	5.000%, 10/01/28	No Opt. Call	AA–	2,377,680

10,835	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/42 (Mandatory put 10/01/21)	No Opt. Call	AA–	11,938,328

6,000	Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2008, 2.125%, 6/01/20, 144A	6/19 at 100.00	A–	5,987,940

2,310	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Bayview Manor Senior Project, TEMPS 70 Series 2016B, 2.800%, 7/01/21, 144A	6/18 at 100.00	N/R	2,309,238

20,175	Washington State, General Obligation Bonds, Refunding Various Purpose Series 2013R-13C, 5.000%, 7/01/21	No Opt. Call	AA+	22,166,676

8,715	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008B, 5.000%, 7/01/19 (Pre-refunded 7/01/18)	7/18 at 100.00	AA+ (4)	8,789,775
127,135	Total Washington			140,551,192

	West Virginia – 0.6%

6,210	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 1.625%, 10/01/22 (Mandatory put 10/01/18)	No Opt. Call	A–	6,196,773

4,140	West Virginia Economic Development Authority, Energy Revenue Bonds, Morgantown Energy Associates Project, Refunding Series 2016, 2.875%, 12/15/26 (Alternative Minimum Tax)	No Opt. Call	Baa3	4,059,022

10,590	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Refunding Series 2015A, 1.900%, 3/01/40 (Mandatory put 4/01/19)	No Opt. Call	A–	10,551,664

6,765	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	A–	6,644,109

1,030	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/24	No Opt. Call	Baa1	1,151,859

200

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	West Virginia (continued)

$135	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/18 – AMBAC Insured	No Opt. Call	N/R	$136,166
28,870	Total West Virginia			28,739,593

	Wisconsin – 1.7%

2,100	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc., TEMPS 50 Series 2017B-3, 3.000%, 11/15/22, 144A	11/18 at 100.00	N/R	2,104,431

980	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc., TEMPS 70 Series 2017B-2, 3.500%, 11/15/23, 144A	5/19 at 100.00	N/R	987,468

840	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc., TEMPS 85 Series 2017B-1, 3.950%, 11/15/24, 144A	11/19 at 100.00	N/R	852,214

5,165	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2016A-3, 2.000%, 7/01/29 (Mandatory put 6/01/21) (Alternative Minimum Tax)	No Opt. Call	A–	5,063,766

8,000	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2017A-3, 2.000%, 9/01/27 (Mandatory put 8/01/18) (Alternative Minimum Tax)	No Opt. Call	A–	7,995,040

950	Wisconsin Health & Educational Facilities Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A, 5.000%, 12/01/19	No Opt. Call	AA–	996,788

7,455	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2013B, 1.375%, 11/15/38 (Mandatory put 12/03/19)	No Opt. Call	AA+	7,392,229

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010B:
5,000	5.000%, 7/15/18	No Opt. Call	A+	5,046,550
5,680	5.000%, 7/15/19	No Opt. Call	A+	5,908,677

2,845	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/27 – AGM Insured	7/21 at 100.00	A+	3,064,037

1,525	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc., Refunding Series 2012B, 5.000%, 8/15/18	No Opt. Call	AA–	1,544,063

6,285	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc., Refunding Series 2014A, 5.000%, 11/15/22	No Opt. Call	AA–	7,062,203

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of Wisconsin, Inc., Series 2010:
1,635	5.000%, 12/01/18	No Opt. Call	AA–	1,670,610
1,710	5.000%, 12/01/19	No Opt. Call	AA–	1,799,399

1,675	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A3	1,709,338

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C:
755	5.000%, 8/15/18 (ETM)	No Opt. Call	N/R (4)	764,415
420	5.000%, 8/15/20 (ETM)	No Opt. Call	N/R (4)	451,097
1,480	5.000%, 8/15/21 (ETM)	No Opt. Call	N/R (4)	1,634,009

201

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)		Ratings (3)	Value

	Wisconsin (continued)

$55	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/23 (Pre-refunded 8/15/22)	8/22 at 100.00		N/R (4)	$61,841

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
7,230	5.250%, 5/01/20	5/19 at 100.00		Aa2	7,513,127
35	5.375%, 5/01/25	5/19 at 100.00		Aa2	36,379
2,550	5.750%, 5/01/29	5/19 at 100.00		Aa2	2,659,523

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
5	5.375%, 5/01/25 (Pre-refunded 5/01/19)	5/19 at 100.00		N/R (4)	5,202
325	5.750%, 5/01/29 (Pre-refunded 5/01/19)	5/19 at 100.00		N/R (4)	339,420

	Wisconsin State, Transportation Revenue Bonds, Series 2014-1:
5,000	5.000%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00		AA+ (4)	5,205,350
675	5.000%, 7/01/22 (Pre-refunded 7/01/19)	7/19 at 100.00		AA+ (4)	702,722
1,770	5.000%, 7/01/23 (Pre-refunded 7/01/19)	7/19 at 100.00		AA+ (4)	1,842,694

	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Refunding Series 2014A:
670	5.000%, 7/01/25	7/24 at 100.00		A1	765,013
1,000	5.000%, 7/01/26	7/24 at 100.00		A1	1,139,950
725	5.000%, 7/01/27	7/24 at 100.00		A1	824,666
74,540	Total Wisconsin				77,142,221
$4,382,023	Total Municipal Bonds (cost $4,572,062,173)				4,540,371,166

Shares	Description (1), (8)				Value

	INVESTMENT COMPANIES – 0.8%

5,150,000	Eaton Vance Municipal Bond Fund II Institutional Munifund Term Preferred Shares iMTPs, 144A				$5,152,935

15,000,000	Eaton Vance Municipal Income Trust				15,014,400

14,450,000	Eaton Vance Pennsylvania Municipal Bond Fund Institutional Munifund Term Preferred Shares iMTPs, 144A				14,457,659
	Total Investment Companies (cost $34,600,000)				34,624,994

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$128	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/19	N/R	$81,731

35	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/55	N/R	17,443
$163	Total Corporate Bonds (cost $10,858)				99,174
	Total Long-Term Investments (cost $4,606,673,031)				4,575,095,334

202

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.2%

	MUNICIPAL BONDS – 0.2%

	MISSOURI – 0.2%

$8,100	Missouri Health and Facilities Authority, Variable Rate Demand Obligations, Medical Research Facilities Revenue Bonds, Stowers Institute for Medical Research, Tender Option Bond Floater 7001, 1.540%, 3/01/45, 144A (11)	6/18 at 100.00	N/R	$8,100,000
$8,100	Total Short-Term Investments (cost $8,100,000)			8,100,000
	Total Investments (cost $4,614,773,031) – 99.4%			4,583,195,334
	Borrowings – (0.8)%			(35,200,000)
	Other Assets Less Liabilities – 1.4%			61,820,180
	Net Assets – 100%			$4,609,815,514

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provision are not covered by the report of independent registered public accounting firm.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.

(6)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	On July 1, 2017, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.000% to 2.000%.

(8)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(9)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.

(10)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(11)	Investment has maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.

PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

203

Nuveen Short Term Municipal Bond Fund

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 99.2%

	MUNICIPAL BONDS – 97.1%

	Alabama – 1.5%

$3,335	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A., 4.000%, 12/01/48	9/23 at 100.31	N/R	$3,579,922

4,000	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47 (Mandatory put 7/01/22)	4/22 at 100.52	A1	4,248,360

1,000	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2008, 1.625%, 7/15/34 (Mandatory put 10/02/18)	No Opt. Call	A1	998,250
8,335	Total Alabama			8,826,532

	Alaska – 1.0%

	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
2,535	5.000%, 1/01/19 (Alternative Minimum Tax)	No Opt. Call	Baa2	2,594,851
1,660	5.000%, 1/01/20 (Alternative Minimum Tax)	No Opt. Call	Baa2	1,746,951

1,350	Alaska State, International Airport System Revenue Bonds, Refunding Series 2016C, 5.000%, 10/01/20 (Alternative Minimum Tax)	No Opt. Call	A1	1,450,116

25	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	5/18 at 100.00	Ba2	25,559
5,570	Total Alaska			5,817,477

	Arizona – 3.3%

2,400	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/19	No Opt. Call	A–	2,459,952

1,545	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/19	No Opt. Call	A+	1,596,588

	Kyrene Elementary School District 28, Maricopa County, Arizona, School Improvement Bonds, Project 2010, Series 2013B:
1,500	3.000%, 7/01/18	No Opt. Call	Aa1	1,505,550
1,775	4.000%, 7/01/19	No Opt. Call	Aa1	1,825,694

1,500	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Refunding Series 2016A, 5.000%, 1/01/20	No Opt. Call	AA–	1,582,560

660	Maricopa County School District 14 Creighton Elementary, Arizona, General Obligation Bonds, Series 2014B, 3.000%, 7/01/18	No Opt. Call	A1	662,211

1,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	AA–	1,091,120

3,195	Pinal County, Arizona, Pledged Revenue Obligations, Refunding Series 2014, 3.000%, 8/01/19	No Opt. Call	AA	3,251,360

1,200	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.250%, 12/01/20	No Opt. Call	BBB+	1,295,676

1,070	Sun Devil Energy LLC, Arizona, Revenue Refunding Bonds, Arizona State University Project, Series 2008, 5.000%, 7/01/18	No Opt. Call	AA–	1,079,074

1,325	Vistancia Community Facilities District, Peoria, Arizona, General Obligation Bonds, Refunding Series 2015, 4.000%, 7/15/18	No Opt. Call	A1	1,333,917

204

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$455	Yuma & La Paz Counties Community College District, Arizona, General Obligation Bonds, Refunding Series 2014, 4.000%, 7/01/18	No Opt. Call	Aa3	$457,753

500	Yuma County Elementary School District 1, Arizona, General Obligation Bonds, School Improvement Project 2014, Series 2015A, 4.000%, 7/01/18 – BAM Insured	No Opt. Call	AA	502,830

830	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A, 5.000%, 8/01/19	No Opt. Call	A–	864,113
18,955	Total Arizona			19,508,398

	Arkansas – 0.8%

3,280	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.375%, 12/01/19 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (4)	3,360,819

1,535	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Refunding Series 2015A, 5.000%, 11/01/19	No Opt. Call	Aa2	1,613,761
4,815	Total Arkansas			4,974,580

	California – 3.8%

5,605	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017C, 5.000%, 8/01/31 (Mandatory put 11/01/22)	No Opt. Call	AA–	6,389,700

685	California Infrastructure and Economic Development Bank, Revenue Bonds, Pacific Gas and Electric Company, Refunding Series 2010E, 1.750%, 11/01/26 (Mandatory put 6/01/22)	No Opt. Call	A3	658,758

	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2016:
695	5.000%, 8/01/19	No Opt. Call	BBB	720,027
550	5.000%, 8/01/20, 144A	No Opt. Call	BBB	581,784

2,875	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Substance Abuse Treatment Facility & Corcoran II State Prison, Series 2014G, 5.000%, 1/01/20	No Opt. Call	A+	3,041,405

4,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2017A-1, 5.000%, 6/01/21	No Opt. Call	BBB+	4,365,720

2,990	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Bond Anticipation Notes Series 2017, 0.000%, 4/01/22	No Opt. Call	Aa1	2,753,880

275	Rio Elementary School District, California, Special Tax Bonds, Community Facilities District 1, Refunding Series 2014, 4.000%, 9/01/18	No Opt. Call	N/R	277,679

510	Riverside County Transportation Commission, California, Sales Tax Revenue Bonds, Limited Tax Series 2013A, 5.000%, 6/01/18	No Opt. Call	AA+	512,958

420	Salinas Valley Solid Waste Authority, California, Revenue Bonds, Refunding Series 2014A, 5.000%, 8/01/18 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA	424,624

1,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Refunding Series 2016C, 5.000%, 8/01/21	No Opt. Call	A–	1,100,160

280	Twin Rivers Unified School District, Sacramento and Placer Counties, California, General Obligation Bonds, Refunding Series 2014A, 4.000%, 8/01/18 – BAM Insured	No Opt. Call	AA	282,265

985	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 5.000%, 12/01/18 (ETM)	No Opt. Call	A+ (4)	1,007,842

260	Val Verde Unified School District Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2014, 4.000%, 10/01/18 – BAM Insured	No Opt. Call	AA	262,790
21,130	Total California			22,379,592

205

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado – 5.3%

	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2017A:
$1,100	5.000%, 12/01/19	No Opt. Call	Aa2	$1,159,741
1,400	5.000%, 12/01/20	No Opt. Call	Aa2	1,518,916

	Bromley Park Metropolitan District No 2, Colorado Series 2018A:
250	5.000%, 12/01/21 (WI/DD, Settling 4/05/18) – BAM Insured	No Opt. Call	AA	274,358
550	5.000%, 12/01/22 (WI/DD, Settling 4/05/18) – BAM Insured	No Opt. Call	AA	612,876

497	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 2.700%, 12/01/19, 144A	No Opt. Call	N/R	500,867

250	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, The Classical Academy Project, Refunding & Improvement Series 2014, 3.000%, 12/01/18	No Opt. Call	A+	252,953

235	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, The Classical Academy Project, Refunding Series 2015A, 4.000%, 12/01/18	No Opt. Call	A+	239,098

470	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Vanguard School Project, Refunding & Improvement Series 2016, 4.000%, 6/15/20	No Opt. Call	A+	488,057

1,685	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Regis University Project, Refunding Series 2016, 5.000%, 10/01/19	No Opt. Call	Baa2	1,762,881

1,200	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%, 6/01/21	No Opt. Call	BBB	1,295,532

620	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Boulder Community Hospital Project, Refunding Series 2010A, 4.000%, 10/01/18	No Opt. Call	A	626,101

5	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Boulder Community Hospital Project, Refunding Series 2010A, 4.000%, 10/01/18 (ETM)	No Opt. Call	N/R (4)	5,058

2,035	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B-3, 1.875%, 7/01/39 (Mandatory put 11/06/19)	No Opt. Call	BBB+	2,027,857

450	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods Project, Refunding Series 2016, 4.000%, 1/01/19	No Opt. Call	N/R	456,237

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
300	3.000%, 6/01/18	No Opt. Call	A–	300,600
600	4.000%, 6/01/19	No Opt. Call	A–	613,416

190	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2017A., 5.000%, 5/15/21	No Opt. Call	A–	205,339

375	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 2.000%, 8/01/18 – AGM Insured	No Opt. Call	AA	375,446

1,730	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2011A, 5.250%, 11/15/18 (Alternative Minimum Tax)	No Opt. Call	A+	1,769,963

1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.000%, 11/15/22 (Alternative Minimum Tax)	No Opt. Call	A	1,115,270

1,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016, 4.000%, 12/01/21	No Opt. Call	Baa2	1,058,980

100	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015, 5.000%, 12/01/19	No Opt. Call	N/R	104,056

2,000	Grand River Hospital District, Garfield and Mesa Counties, Colorado, General Obligation Bonds, Series 2018., 5.000%, 12/01/21 – AGM Insured	No Opt. Call	AA	2,189,980

206

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$800	Jefferson County School District R-1, Colorado, Certificates of Participation, Jefferson County School Finance Corporation, Series 2016, 3.000%, 12/15/19	No Opt. Call	AA–	$816,664

4,000	Moffat County, Colorado, Pollution Control Revenue Bonds, Tri-State Generation and Transmission Association, Inc. Project, Refunding Series 2009, 2.000%, 3/01/36 (Mandatory put 10/03/22)	No Opt. Call	A	3,959,120

1,060	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 4.000%, 12/01/19	No Opt. Call	N/R	1,095,499

	Pueblo Urban Renewal Authority, Colorado, State Sales Tax Increment Revenue Bonds, Regional Tourism Project, Series 2017:
500	2.500%, 6/01/19	No Opt. Call	N/R	500,730
700	2.750%, 6/01/20	No Opt. Call	N/R	701,008
2,040	3.000%, 6/01/21	No Opt. Call	N/R	2,044,223

1,365	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2017C-1, 4.000%, 11/15/47 (Mandatory put 3/01/20)	9/19 at 100.00	AA–	1,404,326

1,530	Weld County School District RE1, Colorado, General Obligation Bonds, Series 2017, 5.000%, 12/15/20 – AGM Insured	No Opt. Call	AA	1,661,810
30,037	Total Colorado			31,136,962

	Connecticut – 0.3%

1,795	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2015A, 1.375%, 7/01/35 (Mandatory put 7/11/18)	No Opt. Call	AAA	1,794,713

	District of Columbia – 1.1%

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2017:
2,475	5.000%, 10/01/20 (Alternative Minimum Tax)	No Opt. Call	AA–	2,664,832
1,205	5.000%, 10/01/21 (Alternative Minimum Tax)	No Opt. Call	AA–	1,324,717

2,000	Washington Convention and Sports Authority, Washington D.C., Dedicated Tax Revenue Bonds, Refunding Senior Lien Series 2018A., 5.000%, 10/01/22	No Opt. Call	AA+	2,242,040
5,680	Total District of Columbia			6,231,589

	Florida – 2.4%

425	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Refunding Series 2014, 5.000%, 4/01/18	No Opt. Call	A	425,000

1,450	Broward County, Florida, Airport System Revenue Bonds, Refunding Series 2012P-1, 5.000%, 10/01/22 (Alternative Minimum Tax)	No Opt. Call	A+	1,613,633

415	Broward County, Florida, Airport System Revenue Bonds, Series 2017, 5.000%, 10/01/21 (Alternative Minimum Tax)	No Opt. Call	A+	454,462

1,830	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project – South Segment, Series 2017, 5.625%, 1/01/47, 144A (Alternative Minimum Tax)	1/19 at 105.00	N/R	1,885,778

1,035	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish Health System Inc. Project, Series 2017, 5.000%, 7/01/22	No Opt. Call	N/R	1,136,792

3,505	Saint Johns County School Board, Florida, Certificates of Participation, Master Lease Program, Refunding Series 2015, 5.000%, 7/01/18	No Opt. Call	Aa3	3,535,318

1,000	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015, 5.000%, 5/01/21	No Opt. Call	AA	1,090,040

860	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017., 5.000%, 8/15/21	No Opt. Call	AA–	939,464

207

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,720	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014B, 4.000%, 7/01/18	No Opt. Call	A–	$1,729,684

1,450	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial HealthCare Inc. Project, Series 2016A, 5.000%, 12/01/18	No Opt. Call	Baa1	1,476,462
13,690	Total Florida			14,286,633

	Georgia – 1.9%

1,500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project, Series 2016D, 5.000%, 1/01/21	No Opt. Call	A2	1,613,295

515	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Wellstar Health System, Inc., Series 2017A, 5.000%, 4/01/20	No Opt. Call	A	546,415

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
529	5.500%, 7/15/23	7/21 at 100.00	N/R	533,482
1,035	5.500%, 7/15/30	7/21 at 100.00	N/R	1,043,342
1,136	5.500%, 1/15/36	7/21 at 100.00	N/R	1,145,738

2,470	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Variable Rate Demand Bonds Series 2018A., 4.000%, 9/01/22	No Opt. Call	A1	2,633,366

225	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012B, 4.000%, 10/01/18	No Opt. Call	Baa2	227,358

3,000	State Road and Tollway Authority, Georgia, Federal Highway Reimbursement Revenue Bonds, Series 2017B2, 5.000%, 6/01/20	No Opt. Call	AA	3,203,850
10,410	Total Georgia			10,946,846

	Hawaii – 1.1%

3,000	Hawaii State, General Obligation Bonds, Series 2016FE, 5.000%, 10/01/21	No Opt. Call	AA+	3,315,120

3,000	Honolulu City and County, Hawaii, General Obligation Bonds, Refunding Series 2009A, 5.000%, 4/01/34 (Pre-refunded 4/01/19)	4/19 at 100.00	Aa1 (4)	3,101,430
6,000	Total Hawaii			6,416,550

	Idaho – 0.5%

	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016:
800	4.000%, 9/01/19	No Opt. Call	BB+	811,176
1,565	4.000%, 9/01/20	No Opt. Call	BB+	1,602,576
630	5.000%, 9/01/21	No Opt. Call	BB+	669,709
2,995	Total Idaho			3,083,461

	Illinois – 5.7%

400	Board of Regents of Illinois State University, Auxiliary Facilities System Revenue Bonds, Series 2018A., 5.000%, 4/01/22 – AGM Insured	No Opt. Call	AA	432,568

3,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017E, 5.000%, 12/01/21	No Opt. Call	B	3,162,750

660	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	Baa2	601,630

6,100	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2015, 5.000%, 6/01/18	No Opt. Call	A	6,130,378

2,000	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5337 State of Good Repair Formula Funds, Refunding Series 2017, 5.000%, 6/01/20	No Opt. Call	A+	2,125,360

208

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015B:
$1,840	5.000%, 1/01/19	No Opt. Call	A	$1,886,074
475	5.000%, 1/01/20	No Opt. Call	A	500,973

1,200	Cook County, Illinois, General Obligation Bonds, Refunding Series 2018., 5.000%, 11/15/21	No Opt. Call	AA–	1,318,368

160	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A, 4.500%, 12/01/20, 144A	No Opt. Call	N/R	161,630

500	Illinois Finance Authority, Revenue Bonds, Benedictine University Project, Series 2013A, 5.000%, 10/01/19	No Opt. Call	BBB	519,795

340	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/19	No Opt. Call	BBB–	350,367

115	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.250%, 2/01/19	No Opt. Call	Baa3	118,603

1,095	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/20	No Opt. Call	A	1,173,391

1,195	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 5.000%, 7/01/18	No Opt. Call	A–	1,203,616

1,300	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 5.000%, 11/15/19	No Opt. Call	A+	1,363,622

5,375	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/21	No Opt. Call	BBB	5,591,505

3,100	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/23	No Opt. Call	BBB	3,245,607

535	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 3.000%, 3/01/19 – AGM Insured	No Opt. Call	AA	541,206

2,750	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2017., 5.000%, 6/01/22	No Opt. Call	A	3,026,870
32,140	Total Illinois			33,454,313

	Indiana – 2.3%

920	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding Series 2014A, 4.000%, 12/01/18	No Opt. Call	AA	934,205

435	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/18	No Opt. Call	AA	442,212

3,000	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2001A-2, 4.000%, 11/15/36 (Mandatory put 3/01/19)	No Opt. Call	AA+	3,060,990

2,810	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2008D, 2.050%, 4/01/25 (Mandatory put 6/01/21)	No Opt. Call	A–	2,798,001

6,000	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2009A, 1.750%, 6/01/25 (Mandatory put 6/01/18)	No Opt. Call	A–	5,998,080
13,165	Total Indiana			13,233,488

	Iowa – 1.0%

2,520	Iowa Finance Authority, Healthcare Revenue Bonds, Gensisi Health System, Refunding Series 2010, 5.000%, 7/01/20	No Opt. Call	A1	2,697,685

125	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	6/19 at 105.00	B	133,341

145	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018B., 5.250%, 12/01/50 (Mandatory put 12/01/22)	12/22 at 105.00	B	152,149

209

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

$1,135	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Drake University Project, Refunding Series 2016, 3.000%, 4/01/19	No Opt. Call	A–	$1,148,359

1,130	Johnston Community School District, Iowa, School Infrastructure Sales, Services and Use Tax Revenue Bonds, Series 2014, 5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	1,173,562

700	Xenia Rural Water District, Iowa, Water Revenue Bonds, Refunding Capital Loan Note Series 2016, 3.000%, 12/01/19	No Opt. Call	BBB+	712,061
5,755	Total Iowa			6,017,157

	Kansas – 0.3%

	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Dogwood Project, Series 2018A:
500	5.000%, 4/01/22 – BAM Insured	No Opt. Call	AA	550,435
500	5.000%, 4/01/23 – BAM Insured	No Opt. Call	AA	557,600

500	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A, 4.000%, 9/01/18	No Opt. Call	A+	504,970
1,500	Total Kansas			1,613,005

	Kentucky – 2.3%

10,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2016C, 5.000%, 5/15/20	No Opt. Call	AA	10,676,600

1,155	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/18	No Opt. Call	BBB+	1,176,841

910	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 1.350%, 11/01/27 (Mandatory put 5/01/18) (Alternative Minimum Tax)	No Opt. Call	A1	909,618

735	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2002A, 2.300%, 9/01/26 (Mandatory put 9/01/21)	No Opt. Call	A1	736,191
12,800	Total Kentucky			13,499,250

	Louisiana – 2.5%

700	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power Company Project, Refunding Series 2010, 1.600%, 1/01/19	No Opt. Call	A–	702,170

1,940	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Refunding Series 2014, 5.000%, 7/15/18	No Opt. Call	AA+	1,958,449

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2015:
1,295	5.000%, 6/01/18	No Opt. Call	A1	1,302,382
1,800	5.000%, 6/01/19	No Opt. Call	A1	1,868,184
505	5.000%, 6/01/20	No Opt. Call	A1	538,204

2,400	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, LOOP Inc. Project, Variable Rate Series 2010B-1A, 2.000%, 10/01/40 (Mandatory put 10/01/22)	No Opt. Call	BBB+	2,383,632

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015:
360	3.000%, 5/15/18	No Opt. Call	A3	360,493
595	4.000%, 5/15/19	No Opt. Call	A3	608,596

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
2,275	5.000%, 7/01/19	No Opt. Call	AA–	2,359,835
2,250	5.000%, 7/01/20	No Opt. Call	AA–	2,405,047
14,120	Total Louisiana			14,486,992

210

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland – 0.3%

	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
$850	5.000%, 7/01/18	No Opt. Call	BBB	$856,197
915	5.000%, 7/01/19	No Opt. Call	BBB	947,629
1,765	Total Maryland			1,803,826

	Massachusetts – 1.2%

2,000	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System Issue, Series 2017S., 5.000%, 7/01/21	No Opt. Call	AA–	2,190,820

715	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care, Series 2016I, 5.000%, 7/01/21	No Opt. Call	BBB+	775,232

	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds Issue K Series 2017A:
375	4.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	AA	388,939
1,000	4.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	AA	1,048,030

1,550	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2016J, 4.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	AA	1,607,614

1,255	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2014, 3.000%, 1/01/19 (Alternative Minimum Tax)	No Opt. Call	AA	1,263,559
6,895	Total Massachusetts			7,274,194

	Michigan – 1.2%

750	Brighton Area School District, Livingston County, Michigan, General Obligation Bonds, School Building & Site Series 2013II, 5.000%, 5/01/18	No Opt. Call	Aa1	752,070

1,705	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017A., 5.000%, 12/01/22	No Opt. Call	AA–	1,916,147

1,025	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-3, 1.400%, 11/15/47 (Mandatory put 6/29/18)	No Opt. Call	AA+	1,024,641

1,000	Michigan State, Grant Anticipation Bonds, Refunding Federal Highway Series 2016, 5.000%, 3/15/21	No Opt. Call	AA	1,087,010

	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series 2016A:
1,325	5.000%, 7/01/19	No Opt. Call	A1	1,377,072
1,000	5.000%, 7/01/20	No Opt. Call	A1	1,065,720
6,805	Total Michigan			7,222,660

	Minnesota – 9.0%

	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A:
300	3.000%, 8/01/18	No Opt. Call	BB+	300,339
240	3.000%, 8/01/22	No Opt. Call	BB+	237,113

	Brainerd, Minnesota, Electric Utility Revenue Bonds, Series 2014A:
365	3.000%, 12/01/18	No Opt. Call	AA	367,117
380	3.000%, 12/01/20 – AGM Insured	No Opt. Call	AA	388,702

	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project, Refunding Series 2016:
635	3.000%, 3/01/19	No Opt. Call	N/R	636,010
745	3.000%, 3/01/20	No Opt. Call	N/R	747,883

805	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A, 2.500%, 8/01/21, 144A	No Opt. Call	N/R	788,570

211

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$440	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2016A, 4.000%, 7/01/21	No Opt. Call	BB+	$455,008

1,200	Duluth Independent School District 709, Minnesota, Certificates of Participation, Refunding Series 2016A, 3.000%, 2/01/20	No Opt. Call	Aa2	1,219,464

1,670	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 3.000%, 11/01/21	No Opt. Call	BB	1,632,225

2,090	Hopkins Independent School District 270, Hennepin County, Minnesota, General Obligation Bonds, Crossover Refunding Series 2015C, 5.000%, 2/01/20	No Opt. Call	Aa2	2,212,787

300	Maple Grove, Minnesota, Health Care Facilities Revenue Refunding Bonds, North Memorial Health Care, Series 2015, 4.000%, 9/01/18	No Opt. Call	Baa1	302,301

2,055	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, Long-Term Facilities Maintenance Series 2016B, 5.000%, 2/01/20	No Opt. Call	AA+	2,175,731

2,250	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, School Building Series 2016A, 5.000%, 2/01/20	No Opt. Call	AA+	2,382,187

385	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin Cities International Schools Project, Series 2017A., 3.750%, 12/01/22, 144A	No Opt. Call	N/R	382,220

605	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2015, 3.000%, 3/01/20	No Opt. Call	N/R	607,003

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2016C:
350	4.000%, 1/01/20	No Opt. Call	AA–	364,140
200	4.000%, 1/01/21	No Opt. Call	AA–	211,120

300	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Series 2014-8-C, 2.000%, 5/01/18	No Opt. Call	Baa3	300,027

475	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2016-8K, 3.000%, 3/01/20	No Opt. Call	Baa1	482,514

655	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2014C, 1.400%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	AA+	654,574

	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017A:
435	1.400%, 7/01/19 (Alternative Minimum Tax)	No Opt. Call	AA+	431,033
1,380	1.700%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	AA+	1,353,821

2,210	Minnesota Public Facilities Authority, State Clean Water Revolving Fund Revenue Bonds, Series 2010C, 5.000%, 3/01/21 (Pre-refunded 3/01/20)	3/20 at 100.00	AAA (4)	2,347,816

2,210	Minnesota State, General Obligation Bonds, Various Purpose Series 2013A, 5.000%, 8/01/21	No Opt. Call	AAA	2,435,884

	Moorhead, Minnesota, Educational Facilities Revenue Bonds, The Concordia College Corporation Project, Series 2016:
1,910	5.000%, 12/01/18	No Opt. Call	Baa1	1,949,556
2,020	5.000%, 12/01/19	No Opt. Call	Baa1	2,115,425

2,500	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2017, 5.000%, 1/01/21	No Opt. Call	A–	2,709,725

1,415	City of Red Wing, Minnesota, General Obligation Bonds, Series 2018A, 5.000% 9/01/26 (WI/DD, Settling 4/26/18)	No Opt. Call	Aa2	1,602,799

8,945	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2011, 4.500%, 11/15/38 (Mandatory put 11/15/21)	No Opt. Call	AA	9,786,814

1,295	Saint Cloud Independent School District 742, Stearns County, Minnesota, General Obligation Bonds, Refunding Series 2015C, 5.000%, 2/01/20	No Opt. Call	Aa2	1,371,081

295	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 3.000%, 4/01/21	No Opt. Call	CCC–	179,885

212

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$2,590	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Park Nicollet Health Services, Refunding Series 2009, 5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa (4)	$2,720,199

140	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Refunding Series 2015A, 2.750%, 12/01/20	No Opt. Call	BBB–	142,122

	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017:
820	3.000%, 9/01/20	No Opt. Call	N/R	842,329
500	3.000%, 9/01/21	No Opt. Call	N/R	515,735
500	3.000%, 9/01/22	No Opt. Call	N/R	516,295

500	Sartell, Minnesota, Health Care Facilities Revenue Bonds, Country Manor Campus LLC Project, Refunding Series 2017, 3.000%, 9/01/22	No Opt. Call	N/R	502,170

1,555	Sauk Rapids Independent School District 047, Benton County, Minnesota, General Obligation Bonds, Refunding School Building Series 2015A, 5.000%, 2/01/20	No Opt. Call	AA+	1,646,636

120	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A, 3.625%, 10/01/21	No Opt. Call	N/R	119,242

	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
1,365	5.000%, 11/15/18 (ETM)	No Opt. Call	A+ (4)	1,393,774
1,330	5.000%, 11/15/19 (ETM)	No Opt. Call	A+ (4)	1,398,801
50,480	Total Minnesota			52,928,177

	Mississippi – 0.2%

1,000	Mississippi Development Bank, Special Obligation Bonds, Municipal Energy Agency of Mississippi, Power Supply Project, Refunding Series 2015A, 5.000%, 3/01/19 – AGM Insured	No Opt. Call	AA	1,028,040

	Missouri – 3.1%

1,740	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/18	No Opt. Call	AA+	1,769,719

400	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/21	No Opt. Call	BBB–	426,392

300	Cape Girardeau County Reorganized School District R2, Missouri, Certificates of Participation, Refunding Series 2014, 3.000%, 4/01/18 – BAM Insured	No Opt. Call	AA	300,000

1,020	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2015, 3.250%, 5/15/28	5/23 at 100.00	A–	1,013,013

415	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2016A, 2.375%, 3/01/21	No Opt. Call	N/R	414,241

1,000	Jackson County, Missouri, Special Obligation Bonds, Rirr Right of Way Project, Series 2016, 5.000%, 12/01/20	No Opt. Call	A1	1,078,150

1,245	Jackson County, Missouri, Special Obligation Bonds, Truman Sports Complex Project, Refunding Series 2014, 5.000%, 12/01/19	No Opt. Call	A1	1,308,408

1,300	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2016A, 5.000%, 10/01/20	No Opt. Call	AA–	1,395,745

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016B, 4.000%, 2/01/20	No Opt. Call	N/R	1,031,690

213

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015:
$780	2.500%, 5/01/18	No Opt. Call	N/R	$779,867
775	2.750%, 5/01/19	No Opt. Call	N/R	773,473
500	3.000%, 5/01/20	No Opt. Call	N/R	498,785
300	3.250%, 5/01/21	No Opt. Call	N/R	299,376

1,000	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refunding Series 2016B, 5.000%, 12/01/21	No Opt. Call	AA	1,103,880

640	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016, 4.000%, 11/15/20	No Opt. Call	N/R	648,237

85	Saint Louis Industrial Development Authority, Missouri, Tax Increment Bonds, Southtown Redevelopment Project, Refunding Series 2015, 3.000%, 11/01/22 (Pre-refunded 5/01/18)	5/18 at 100.00	N/R (4)	84,244

530	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, City Parks, Series 2014, 4.000%, 6/15/18 – AGM Insured	No Opt. Call	AA	532,655

1,135	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A–	1,145,544

1,745	Springfield, Missouri, Special Obligation Bonds, Refunding Series 2017B, 5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	Aa2	1,897,705

135	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	6/18 at 100.00	N/R	135,062

1,525	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 2.850%, 9/01/18	3/18 at 100.00	BBB+	1,534,897
17,570	Total Missouri			18,171,083

	Montana – 0.3%

1,740	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Composite Deal Series 2010B, 5.000%, 1/01/19	No Opt. Call	AA–	1,783,169

	Nebraska – 1.8%

690	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	A	762,595

6,380	Central Plains Energy Project, Nebraska, Gas Supply Revenue Bonds, Refunding Series 2014, 5.000%, 8/01/39 (Mandatory put 12/01/19)	12/19 at 100.00	A1	6,686,750

	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Refunding Series 2017A:
650	3.000%, 7/01/18	No Opt. Call	BBB	651,508
1,000	4.000%, 7/01/20	No Opt. Call	BBB	1,036,950
1,555	5.000%, 7/01/22	No Opt. Call	BBB	1,700,066
10,275	Total Nebraska			10,837,869

	Nevada – 2.3%

3,000	Clark County, Nevada, Airport Revenue Bonds, Junior Subordinate Lien Notes Series 2017C, 5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	A+	3,270,420

2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2017B, 5.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	Aa3	2,132,360

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,185	3.000%, 9/01/18	No Opt. Call	N/R	1,189,266
1,890	4.000%, 9/01/20	No Opt. Call	N/R	1,960,856
755	2.000%, 9/01/21	No Opt. Call	N/R	742,240

214

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

$880	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-4C Green Valley Properties, Refunding Series 2014, 4.000%, 11/01/18	No Opt. Call	N/R	$891,783

1,080	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015, 3.500%, 12/01/19	No Opt. Call	N/R	1,097,086

1,790	Nevada State, General Obligation Bonds, Capital Improvement & Refunding Series 2015E, 5.000%, 2/01/21	No Opt. Call	AA+	1,945,121
12,580	Total Nevada			13,229,132

	New Jersey – 4.8%

	Lacey Township School District, Ocean County, New Jersey, General Obligation Bonds, Refunding Series 2016:
1,585	4.000%, 4/01/19 – BAM Insured	No Opt. Call	AA	1,619,220
1,665	4.000%, 4/01/20 – BAM Insured	No Opt. Call	AA	1,731,117
1,330	5.000%, 4/01/21 – BAM Insured	No Opt. Call	AA	1,442,584

7,000	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 5.000%, 7/01/23 – BAM Insured	No Opt. Call	AA	7,778,470

2,585	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital Corporation, Refunding Series 2016, 5.000%, 7/01/19	No Opt. Call	AA–	2,686,927

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A, 5.000%, 7/01/19	No Opt. Call	Baa2	2,070,820

2,000	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Series 2014A, 5.000%, 9/15/18	No Opt. Call	A	2,024,820

4,365	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1, 5.000%, 6/15/20	No Opt. Call	A+	4,595,123

3,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/18	No Opt. Call	A–	3,160,946

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
915	4.500%, 6/01/23 (Pre-refunded 4/26/18)	4/18 at 100.00	BBB+ (4)	918,504
110	4.625%, 6/01/26 (Pre-refunded 4/26/18)	4/18 at 100.00	BBB (4)	110,095
26,655	Total New Jersey			28,138,626

	New Mexico – 1.6%

5,130	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	A1	5,330,532

	Santa Fe County, New Mexico, Gross Receipts Tax Revenue Bonds, Capital Outlay Series 2017.:
1,615	5.000%, 6/01/21	No Opt. Call	AA	1,772,026
2,110	5.000%, 6/01/22	No Opt. Call	AA	2,362,377
8,855	Total New Mexico			9,464,935

	New York – 8.3%

1,135	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 5.000%, 7/01/18	No Opt. Call	BBB+	1,143,547

380	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A, 3.000%, 4/01/18	No Opt. Call	BBB-	380,000

1,625	Chautauqua County Capital Resource Corporation, New York, Multi-Mode Revenue Bonds, Jamestown Center City Development Corporation Project, Guaranteed by the Gebbie Foundation, Series 2013A, 1.300%, 11/01/31 (Mandatory put 11/01/18)	No Opt. Call	AA–	1,623,034

215

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$1,770	Chautauqua County Capital Resource Corporation, New York, Multi-Mode Revenue Bonds, Jamestown Center City Development Corporation Project, Guaranteed by the Gebbie Foundation, Series 2013B, 1.500%, 11/01/31 (Mandatory put 4/30/20)	No Opt. Call	AA–	$1,756,017

1,375	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2015, 5.000%, 7/01/18	No Opt. Call	A–	1,386,316

1,435	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2014A, 5.000%, 10/01/18 – AGM Insured	No Opt. Call	AA	1,459,510

4,015	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A, 5.000%, 2/15/19	No Opt. Call	AAA	4,134,767

2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series B-1, 5.000%, 11/01/18	No Opt. Call	AAA	2,039,980

2,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series J, 5.000%, 8/01/18	No Opt. Call	AA	2,022,420

1,765	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 1994B, 2.000%, 2/01/29 (Mandatory put 5/01/20)	No Opt. Call	A–	1,762,123

1,960	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	2,029,619

	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
5,000	5.000%, 8/01/19 (Alternative Minimum Tax)	No Opt. Call	BB–	5,168,050
3,985	5.000%, 8/01/20 (Alternative Minimum Tax)	No Opt. Call	BB–	4,213,420

1,210	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Fifth Series 2014., 5.000%, 9/01/23 (Alternative Minimum Tax)	No Opt. Call	AA–	1,363,489

6,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Sixth Series 2014, 5.000%, 10/15/18 (Alternative Minimum Tax)	No Opt. Call	AA–	6,108,840

5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Seventh Series 2016, 5.000%, 11/15/19 (Alternative Minimum Tax)	No Opt. Call	AA–	5,248,800

815	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/18	No Opt. Call	A–	821,039

1,880	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2015, 4.000%, 8/01/19	No Opt. Call	A3	1,934,238

	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A:
3,055	4.000%, 6/01/19	No Opt. Call	A	3,126,487
1,225	5.000%, 6/01/20	No Opt. Call	A	1,301,244
47,630	Total New York			49,022,940

	North Carolina – 0.9%

	North Carolina Central University, General Revenue Bonds, Refunding Series 2016:
2,195	4.000%, 10/01/19	No Opt. Call	A3	2,263,594
2,250	4.000%, 10/01/20	No Opt. Call	A3	2,352,802

700	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Southminster Project, Refunding Series 2016, 4.000%, 10/01/19	No Opt. Call	N/R	717,696
5,145	Total North Carolina			5,334,092

	North Dakota – 1.2%

3,000	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 5.250%, 11/01/18	No Opt. Call	A+	3,057,960

216

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota (continued)

$815	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2017A, 5.000%, 12/01/19	No Opt. Call	A–	$854,731

	Grand Forks, North Dakota, Senior Housing and Nursing Facilities Revenue Bonds, Valley Homes Obligated Group, Series 2016A:
575	4.000%, 12/01/19	No Opt. Call	N/R	589,594
630	4.500%, 12/01/20	No Opt. Call	N/R	652,995
585	4.750%, 12/01/21	No Opt. Call	N/R	616,069
1,245	5.000%, 12/01/22	No Opt. Call	N/R	1,309,292
6,850	Total North Dakota			7,080,641

	Ohio – 1.5%

1,000	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Refunding & Improvement Series 2016, 5.000%, 11/15/19	No Opt. Call	A–	1,044,860

845	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Refunding Series 2017., 4.000%, 11/15/22	No Opt. Call	A	907,564

685	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18) (5)	No Opt. Call	D	216,631

280	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 2014, 2.250%, 9/01/33 (Mandatory put 9/01/18)	No Opt. Call	A3	280,454

1,000	Ohio State Higher Educational Facility Commission, Higher Education Facility Revenue Bonds, Xavier University 2008C, 5.000%, 5/01/18 (ETM)	No Opt. Call	N/R (4)	1,002,700

4,000	Ohio Water Development Authority, Ohio, Solid Waste Revenue Refunding Bonds, Waste Management, Inc. Project, Series 2002, 1.700%, 11/01/22 (Mandatory put 11/01/18) (Alternative Minimum Tax)	No Opt. Call	A–	3,991,960

1,230	University of Toledo, Ohio, General Receipts Bonds, Refunding Series 2010, 5.000%, 6/01/18	No Opt. Call	A1	1,236,667
9,040	Total Ohio			8,680,836

	Oklahoma – 1.2%

1,000	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012, 4.000%, 9/01/18	No Opt. Call	A+	1,009,700

1,005	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016, 5.000%, 6/01/20	No Opt. Call	A+	1,071,079

1,070	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Refunding Series 2015A, 5.000%, 8/15/18	No Opt. Call	AA–	1,083,182

425	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B., 5.000%, 8/15/22 (WI/DD, Settling 4/04/18)	No Opt. Call	Baa3	466,072

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Refunding Series 2015B:
860	4.000%, 6/01/18 – BAM Insured (Alternative Minimum Tax)	No Opt. Call	AA	862,442
1,000	5.000%, 6/01/20 – BAM Insured	No Opt. Call	AA	1,058,530

1,200	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2015A, 4.000%, 6/01/18 – BAM Insured (Alternative Minimum Tax)	No Opt. Call	AA	1,203,408
6,560	Total Oklahoma			6,754,413

	Oregon – 0.4%

2,295	Multnomah County School District 1J, Portland, Oregon, General Obligation Bonds, Series 2013B, 5.000%, 6/15/20	No Opt. Call	Aa1	2,457,279

217

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania – 3.6%

$800	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2018A., 5.000%, 11/15/21	No Opt. Call	A	$877,736

1,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018., 5.000%, 6/01/22	No Opt. Call	A1	1,091,150

1,115	Corry Area School District, Erie County, Pennsylvania, General Obligation Bonds, Refunding Series 2014, 3.000%, 12/15/18	No Opt. Call	AA	1,126,039

500	East Hempfield Township Industrial Development Authority, Pennsylvania, Revenue Bonds, Willow Valley Communities Project, Refunding Series 2016, 4.000%, 12/01/18	No Opt. Call	N/R	508,650

500	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc. – Student Housing Project at Millersville University, Series 2014, 2.250%, 7/01/18	No Opt. Call	BBB–	500,105

250	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A, 4.000%, 6/01/18	No Opt. Call	Ba1	250,398

1,000	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013, 5.000%, 5/01/18	No Opt. Call	BBB	1,002,400

5,045	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016, 5.000%, 6/01/21	No Opt. Call	A3	5,486,841

400	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017A., 5.000%, 7/01/22	No Opt. Call	A	446,168

	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Bonds, Refunding Series 2015A:
620	4.000%, 12/01/18	No Opt. Call	A+	628,953
1,515	5.000%, 12/01/19	No Opt. Call	A+	1,591,144

1,275	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014B, 4.000%, 9/01/18 – BAM Insured	No Opt. Call	AA	1,287,674

2,760	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Refunding Bonds, Series 2002A, 5.500%, 9/01/18 – AGM Insured	No Opt. Call	AA	2,804,326

635	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012A, 5.000%, 9/01/19	No Opt. Call	AA–	663,543

430	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Refunding Series 2014A, 5.000%, 6/01/18	No Opt. Call	Aa3	432,288

1,255	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Harrisburg Area Community College Project, Series 2014B2, 4.000%, 10/01/18	No Opt. Call	AA	1,269,156

1,000	The Hospitals and Higher Education Facilities Authority of Philadelphia, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017, 5.000%, 7/01/20	No Opt. Call	BBB–	1,051,960
20,100	Total Pennsylvania			21,018,531

	Rhode Island – 0.7%

1,535	Rhode Island Commerce Corporation, Grant Anticipation Bonds, Rhode Island Department of Transportation, Refunding Series 2016A, 5.000%, 6/15/20	No Opt. Call	AA–	1,640,101

	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, University of Rhode Island Auxiliary Enterprise, Refunding Series 2016B:
675	5.000%, 9/15/19	No Opt. Call	A+	705,868
375	5.000%, 9/15/20	No Opt. Call	A+	402,510

1,525	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Refunding Series 2016, 5.000%, 5/15/20	No Opt. Call	BBB+	1,611,498
4,110	Total Rhode Island			4,359,977

218

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Dakota – 0.4%

	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Refunding Series 2016:
$300	2.650%, 11/01/20	No Opt. Call	N/R	$302,091
200	3.000%, 11/01/21	No Opt. Call	N/R	202,596

585	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Series 2017, 3.100%, 11/01/22	No Opt. Call	N/R	588,767

485	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/19	No Opt. Call	A+	507,557

505	South Dakota Housing Development Authority, Multiple Purpose Revenue Bonds, Series 2013A, 1.600%, 5/01/18	No Opt. Call	Aa3	505,030
2,075	Total South Dakota			2,106,041

	Tennessee – 1.0%

1,000	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A, 5.000%, 1/01/21	No Opt. Call	A	1,076,640

1,290	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B, 5.500%, 11/01/20	11/19 at 100.00	AA	1,364,523

3,500	Metropolitan Government of Nashville-Davidson County, Tennessee, Exempt Facilities Revenue Bonds, Waste Management Inc., Series 2001, 1.450%, 8/01/31 (Mandatory put 8/01/18) (Alternative Minimum Tax)	No Opt. Call	A–	3,493,105
5,790	Total Tennessee			5,934,268

	Texas – 10.6%

1,150	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A, 5.000%, 1/01/21	No Opt. Call	BBB+	1,242,932

5,720	Brazosport Independent School District, Brazoria County, Texas, General Obligation Bonds, School Building Series 2015, 5.000%, 2/15/20	No Opt. Call	Aaa	6,066,346

1,000	Corpus Christi Business and Job Development Corporation, Texas, Sales Tax Revenue Bonds, Arena Project, Refunding Series 2014, 4.000%, 9/01/18	No Opt. Call	AA	1,009,610

1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2013E, 5.000%, 11/01/22 (Alternative Minimum Tax)	No Opt. Call	A+	1,113,440

1,525	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2014D, 5.000%, 11/01/18 (Alternative Minimum Tax)	No Opt. Call	A+	1,554,143

3,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2010A, 5.000%, 6/01/19	No Opt. Call	A+	3,107,640

2,415	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C, 4.000%, 11/15/18	No Opt. Call	A3	2,446,661

1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/20	No Opt. Call	A2	1,074,230

2,260	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Schoolhouse Series 2016A, 5.000%, 2/15/21	No Opt. Call	AAA	2,456,507

1,700	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018A., 5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	A1	1,883,821

5,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2014C, 4.000%, 5/15/21	No Opt. Call	AA	5,317,750

5,000	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2017A., 5.000%, 3/01/21	No Opt. Call	AA	5,439,850

219

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$410	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/18	No Opt. Call	A2	$415,256

	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds, Series 2017:
1,000	5.000%, 11/01/19 (Alternative Minimum Tax)	No Opt. Call	A1	1,048,270
1,500	5.000%, 11/01/20 (Alternative Minimum Tax)	No Opt. Call	A1	1,612,875

4,480	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2011A, 5.000%, 5/15/20	No Opt. Call	A1	4,779,219

1,000	Lubbock, Texas, General Obligation Bonds, Tax & Waterworks System Surplus Revenue Certificates of Obligation, Series 2015, 5.000%, 2/15/21	No Opt. Call	AA+	1,086,650

4,000	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, Central Power & Light Company Project, Refunding Series 1996, 1.750%, 5/01/30 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	A–	3,935,720

190	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 3.000%, 12/01/18	No Opt. Call	B1	190,317

	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communities Crestview Project, Series 2016:
690	2.000%, 11/15/19	No Opt. Call	N/R	683,804
615	4.000%, 11/15/21	No Opt. Call	N/R	635,818

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A:

125	4.000%, 4/01/18 – AGM Insured	No Opt. Call	AA	125,000
325	4.000%, 4/01/19 – AGM Insured	No Opt. Call	AA	331,789

1,500	North Harris County Regional Water Authority, Texas, Water Revenue Bonds, Refunding Senior Lien Series 2016, 5.000%, 12/15/20	No Opt. Call	AA–	1,621,365

1,425	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2009A, 4.375%, 9/01/18 – AGC Insured	No Opt. Call	AA	1,440,590

2,605	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2014A, 5.000%, 4/01/19	No Opt. Call	AAA	2,693,075

	Texas State University System, Financing Revenue Bonds, Refunding Series 2017A:
3,000	5.000%, 3/15/19	No Opt. Call	Aa2	3,097,200
2,000	5.000%, 3/15/20	No Opt. Call	Aa2	2,127,640

2,500	Texas State, General Obligation Bonds, Public Finance Authority, Refunding Series 2014A, 5.000%, 10/01/20	No Opt. Call	AAA	2,697,475

1,000	Travis County, Texas, General Obligation Bonds, Refunding Limited Tax Series 2016A, 5.000%, 3/01/21	No Opt. Call	AAA	1,088,560
59,135	Total Texas			62,323,553

	Vermont – 0.4%

2,585	Vermont Student Assistance Corporation, Education Student Loan Revenue Notes Series 2012A, 2.550%, 6/15/18 (Alternative Minimum Tax)	No Opt. Call	AAA	2,587,430

	Virginia – 0.3%

425	Peninsula Ports Authority of Virginia, Coal Terminal Revenue Bonds, Dominion Terminal Associates Project-DETC Issue, Refunding Series 2003, 1.550%, 10/01/33 (Mandatory put 10/01/19)	No Opt. Call	BBB	423,878

220

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$1,160	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.875%, 11/01/40 (Mandatory put 6/01/20)	No Opt. Call	A2	$1,151,834
1,585	Total Virginia			1,575,712

	Washington – 1.5%

	Port Everett, Washington, Revenue Bonds, Refunding Series 2016:
200	3.000%, 12/01/19	No Opt. Call	A1	203,940
200	4.000%, 12/01/20	No Opt. Call	A1	210,472
225	4.000%, 12/01/21	No Opt. Call	A1	240,147

	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015C:
3,500	5.000%, 4/01/19 (Alternative Minimum Tax)	No Opt. Call	AA–	3,612,000
1,000	5.000%, 4/01/21 (Alternative Minimum Tax)	No Opt. Call	AA–	1,085,260

610	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Regional Health, Improvement & Refunding Series 2013A, 5.000%, 12/01/18	No Opt. Call	Baa2	620,120

1,775	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016, 4.000%, 12/01/21	No Opt. Call	Baa2	1,863,732

470	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/18	No Opt. Call	A+	479,348

500	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.000%, 7/01/19	No Opt. Call	Baa1	518,910
8,480	Total Washington			8,833,929

	West Virginia – 0.2%

1,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	A–	982,130

	Wisconsin – 2.0%

2,855	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2016A-3, 2.000%, 7/01/29 (Mandatory put 6/01/21) (Alternative Minimum Tax)	No Opt. Call	A–	2,799,042

1,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2017, 5.000%, 7/01/21	No Opt. Call	A	1,140,163

530	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital, Series 2015, 3.000%, 12/01/18	No Opt. Call	A+	534,431

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity Sponsored Ministry, Series 2017A:
150	5.000%, 9/01/19	No Opt. Call	BBB+	155,802
330	5.000%, 9/01/21	No Opt. Call	BBB+	357,822

820	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc., Refunding Series 2014A, 5.000%, 11/15/18	No Opt. Call	AA–	837,081

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Saint John’s Communities Inc., Series 2018A.:
500	4.000%, 9/15/21 (WI/DD, Settling 4/11/18)	No Opt. Call	N/R	524,315
500	4.000%, 9/15/22 (WI/DD, Settling 4/11/18)	No Opt. Call	N/R	525,240
455	4.000%, 9/15/23 (WI/DD, Settling 4/11/18)	No Opt. Call	N/R	477,163

1,055	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Benevolent Corporation Cedar Community, Series 2017., 5.000%, 6/01/22	No Opt. Call	N/R	1,136,488

221

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014:
$375	4.000%, 5/01/18	No Opt. Call	BBB+	$375,476
300	4.000%, 5/01/19	No Opt. Call	BBB+	304,977

450	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc., Series 2015, 5.000%, 12/15/18	No Opt. Call	AA–	460,341

	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2015A:
1,000	1.850%, 3/01/19 (Alternative Minimum Tax)	No Opt. Call	AA	999,000
1,260	1.950%, 9/01/19 (Alternative Minimum Tax)	No Opt. Call	AA	1,259,647
11,630	Total Wisconsin			11,886,988
$547,522	Total Municipal Bonds (cost $572,733,482)			570,528,009

Shares	Description (1), (6)			Value

	INVESTMENT COMPANIES – 2.1%

6,525,000	Eaton Vance Michigan Municipal Bond Fund Institutional Munifund Term Preferred Shares iMTPs, 144A			$6,528,458

875,000	Eaton Vance Municipal Bond Fund II Institutional Munifund Term Preferred Shares iMTPs, 144A			875,499

5,000,000	Eaton Vance New York Municipal Bond Fund Institutional Munifund Term Preferred Shares iMTPs, 144A			5,004,800
	Total Investment Companies (cost $12,400,000)			12,408,757
	Total Long-Term Investments (cost $585,133,482)			582,936,766

Principal Amount (000)	Description (1)	Optional Call Provision (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.7%

	MUNICIPAL BONDS – 0.7%

	Colorado – 0.3%

$1,750	Colorado Health Facilities Authority, Colorado, Variable Rate Demand Obligations, Revenue Bonds, Catholic Health Initiatives, Series 2008-C2, 2.382%, 10/01/39 (Mandatory Put 11/12/20) (7)	5/20 at 100.00	BBB+	$1,759,520

	Missouri – 0.4%

1,000	Missouri Environmental Improvement and Energy Resources Authority, Variable Rate Demand Obligations, Revenue Bonds, Kansas City Power & Light Company Project, Series 2008, 2.875%, 5/01/38 (Mandatory Put 7/02/18) (7)	No Opt. Call	BBB+	1,002,810

1,165	Missouri Health and Educational Facilities Authority, Variable Rate Demand Obligations, Revenue Bonds, St. Louis University, Variable Rate Demand Obligations, Series 2008B-2, 1.700%, 10/01/35 (7)	5/18 at 100.00	A-1	1,165,000
2,165	Total Missouri			2,167,810
$3,915	Total Short-Term Investments (cost $3,919,496)			3,927,330
	Total Investments (cost $589,052,978) – 99.9%			586,864,096
	Other Assets Less Liabilities – 0.1%			593,901
	Net Assets – 100%			$587,457,997

222

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provision are not covered by the report of independent registered public accounting firm.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

(5)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(7)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

223

Statement of Assets and Liabilities

March 31, 2018

	All-American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Assets
Long-term investments, at value (cost $3,562,894,897, $111,998,341, $5,177,189,803, $4,606,673,031 and $585,133,482, respectively)	$3,722,620,817	$113,130,787	$5,279,038,155	$4,575,095,334	$582,936,766
Short-term investments, at value (cost $—, $—, $73,450,000, $8,100,000 and $3,919,496, respectively)	—	—	73,450,000	8,100,000	3,927,330
Cash	8,743,953	45,246	15,399,774	37,750	1,618,318
Cash collateral at broker for investments in swaps(1)	—	776,293	—	—	—
Consumer price index swaps premiums paid	—	1,930	—	—	—
Unrealized appreciation on consumer price index swaps	—	167,628	—	—	—
Receivable for:
Interest	51,651,206	1,423,029	66,477,855	53,652,710	6,976,548
Investments sold	3,073,928	340,032	9,651,019	36,949,126	—
Variation margin on consumer price index swaps	—	1,061	—	—	—
Shares sold	12,188,578	732,846	20,085,322	13,242,984	1,335,004
Other assets	456,335	42,185	641,997	415,967	61,601
Total assets	3,798,734,817	116,661,037	5,464,744,122	4,687,493,871	596,855,567
Liabilities
Borrowings	—	—	—	35,200,000	—
Floating rate obligations	65,870,000	—	—	—	—
Unrealized depreciation on consumer price index swaps	—	1,756,635	—	—	—
Payable for:
Dividends	3,075,160	6,304	4,532,676	2,110,670	267,624
Investments purchased	4,813,371	114,642	28,658,069	23,953,039	6,908,218
Interest rate swaps purchased	—	483	—	—	—
Shares redeemed	6,774,660	159,715	6,397,481	13,114,495	1,761,344
Accrued expenses:
Management fees	1,283,570	28,875	1,828,230	1,377,566	205,979
Directors/Trustees fees	374,770	1,467	610,673	369,306	36,579
12b-1 distribution and service fees	520,798	9,016	179,068	388,820	40,982
Other	876,328	97,393	1,359,073	1,164,461	176,844
Total liabilities	83,588,657	2,174,530	43,565,270	77,678,357	9,397,570
Net assets	$3,715,146,160	$114,486,507	$5,421,178,852	$4,609,815,514	$587,457,997
Class A Shares
Net assets	$1,325,010,648	$27,393,339	$525,754,270	$998,225,879	$168,828,498
Shares outstanding	115,813,692	2,577,736	57,937,655	92,200,193	16,916,685
Net asset value (“NAV”) per share	$11.44	$10.63	$9.07	$10.83	$9.98
Offering price per share (NAV per share plus maximum sales charge of 4.20%, 3.00%, 3.00%, 2.50% and 2.50%, respectively, of offering price)	$11.94	$10.96	$9.35	$11.11	$10.24
Class C Shares
Net assets	$186,998,530	$1,557,157	$46,897,221	$93,327,367	$8,193,111
Shares outstanding	16,345,210	146,605	5,167,110	8,653,690	822,802
NAV and offering price per share	$11.44	$10.62	$9.08	$10.78	$9.96
Class C2 Shares
Net assets	$217,047,921	$4,642,936	$66,052,096	$292,436,002	$9,384,091
Shares outstanding	18,966,901	436,809	7,270,402	27,079,901	941,175
NAV and offering price per share	$11.44	$10.63	$9.09	$10.80	$9.97
Class R6 Shares
Net assets	$6,724,815	$—	$—	$—	$—
Shares outstanding	585,122	—	—	—	—
NAV and offering price per share	$11.49	$—	$—	$—	$—
Class I Shares
Net assets	$1,979,364,246	$80,893,075	$4,782,475,265	$3,225,826,266	$401,052,297
Shares outstanding	172,288,068	7,591,485	525,585,118	299,096,846	40,145,441
NAV and offering price per share	$11.49	$10.66	$9.10	$10.79	$9.99
Net assets consist of:
Capital paid-in	$3,609,175,643	$121,070,125	$5,322,952,317	$4,651,103,565	$589,323,295
Undistributed (Over-distribution of) net investment income	4,174,189	141,193	16,442,193	9,527,794	1,118,853
Accumulated net realized gain (loss)	(57,929,592)	(6,388,491)	(20,064,010)	(19,238,148)	(795,269)
Net unrealized appreciation (depreciation)	159,725,920	(336,320)	101,848,352	(31,577,697)	(2,188,882)
Net assets	$3,715,146,160	$114,486,507	$5,421,178,852	$4,609,815,514	$587,457,997
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	2 billion
Par value per share	$0.01	$0.01	$0.001	$0.01	$0.0001

(1)	Cash pledged to collateralize the net payment obligations for investments in swaps is in addition to the Fund’s securities pledged as collateral as noted in the Fund’s Portfolio of Investments.

See accompanying notes to financial statements.

224

Statement of Operations

Year Ended March 31, 2018

	All-American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Investment Income	$154,999,983	$3,130,246	$189,821,668	$117,159,458	$11,081,327
Expenses
Management fees	14,434,393	492,774	21,317,677	16,143,722	2,504,400
12b-1 service fees – Class A Shares	2,536,702	55,256	1,067,944	2,154,482	353,849
12b-1 distribution and service fees – Class C Shares	1,762,022	15,431	467,866	1,029,911	93,082
12b-1 distribution and service fees – Class C2 Shares	1,789,540	37,459	553,614	1,817,922	59,156
Shareholder servicing agent fees	1,524,986	76,851	2,488,579	1,890,986	230,133
Interest expense	1,054,211	665	57,773	112,246	4,669
Custodian fees	374,059	56,435	545,130	495,111	193,524
Directors/Trustees fees	107,418	3,433	159,653	139,912	18,667
Professional fees	168,906	36,329	196,454	174,479	43,049
Shareholder reporting expenses	210,721	19,924	349,851	249,488	40,111
Federal and state registration fees	293,012	90,441	198,379	216,805	107,427
Other	63,081	11,419	96,851	103,893	13,673
Total expenses before fee waiver/expense reimbursement	24,319,051	896,417	27,499,771	24,528,957	3,661,740
Fee waiver/expense reimbursement	—	(188,103)	—	—	—
Net expenses	24,319,051	708,314	27,499,771	24,528,957	3,661,740
Net investment income (loss)	130,680,932	2,421,932	162,321,897	92,630,501	7,419,587
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments:
Investments	1,291,351	(1,674)	(3,256,612)	(3,916,685)	(96,922)
Swaps	—	(1,468,906)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	18,862,245	(373,766)	20,623,966	(23,367,486)	(3,639,418)
Swaps	—	1,611,203	—	—	—
Net realized and unrealized gain (loss)	20,153,596	(233,143)	17,367,354	(27,284,171)	(3,736,340)
Net increase (decrease) in net assets from operations	$150,834,528	$2,188,789	$179,689,251	$65,346,330	$3,683,247

See accompanying notes to financial statements.

225

Statement of Changes in Net Assets

	All-American			Inflation Protected
	Year Ended 3/31/18	Eleven Months Ended 3/31/17	Year Ended 4/30/16	Year Ended 3/31/18	Eleven Months Ended 3/31/17	Year Ended 4/30/16
Operations
Net investment income (loss)	$130,680,932	$109,754,345	$97,394,761	$2,421,932	$1,051,237	$1,114,018
Net realized gain (loss) from:
Investments	1,291,351	(18,948,368)	5,224,271	(1,674)	(77,951)	3,608
Futures contracts	—	—	—	—	—	—
Swaps	—	—	—	(1,468,906)	(530,237)	(861,457)
Change in net unrealized appreciation (depreciation) of:
Investments	18,862,245	(122,209,365)	52,524,525	(373,766)	(803,079)	1,027,350
Swaps	—	—	—	1,611,203	1,562,798	(179,459)
Net increase (decrease) in net assets from operations	150,834,528	(31,403,388)	155,143,557	2,188,789	1,202,768	1,104,060
Distributions to Shareholders
From net investment income:
Class A Shares	(46,678,566)	(41,647,815)	(39,053,373)	(562,432)	(538,208)	(545,362)
Class C Shares	(5,114,685)	(3,965,886)	(2,207,822)	(19,162)	(14,007)	(19,201)
Class C2 Shares	(7,412,748)	(8,241,009)	(10,127,396)	(73,718)	(93,512)	(133,687)
Class R6 Shares(1)	(255,706)	(186,761)	—	—	—	—
Class I Shares	(70,764,942)	(54,333,898)	(47,715,010)	(1,603,610)	(489,993)	(443,595)
From accumulated net realized gains:
Class A Shares	—	—	—	—	—	—
Class C Shares	—	—	—	—	—	—
Class C2 Shares	—	—	—	—	—	—
Class R6 Shares(1)	—	—	—	—	—	—
Class I Shares	—	—	—	—	—	—
Decrease in net assets from distributions to shareholders	(130,226,647)	(108,375,369)	(99,103,601)	(2,258,922)	(1,135,720)	(1,141,845)
Fund Share Transactions
Proceeds from sale of shares	1,152,666,575	1,259,722,294	793,145,702	46,496,763	73,972,211	9,670,740
Proceeds from shares issued to shareholders due to reinvestment of distributions	95,354,742	76,790,471	68,074,039	2,106,462	1,046,198	1,081,857
	1,248,021,317	1,336,512,765	861,219,741	48,603,225	75,018,409	10,752,597
Cost of shares redeemed	(778,798,185)	(983,985,170)	(405,292,419)	(26,917,552)	(24,805,289)	(21,552,502)
Net increase (decrease) in net assets from Fund share transactions	469,223,132	352,527,595	455,927,322	21,685,673	50,213,120	(10,799,905)
Net increase (decrease) in net assets	489,831,013	212,748,838	511,967,278	21,615,540	50,280,168	(10,837,690)
Net assets at the beginning of period	3,225,315,147	3,012,566,309	2,500,599,031	92,870,967	42,590,799	53,428,489
Net assets at the end of period	$3,715,146,160	$3,225,315,147	$3,012,566,309	$114,486,507	$92,870,967	$42,590,799
Undistributed (Over-distribution of) net investment income at the end of period	$4,174,189	$3,923,335	$2,696,684	$141,193	$(21,711)	$64,009

1	Class R6 Shares for All-American were established on June 30, 2016.

See accompanying notes to financial statements.

226

	Intermediate Duration			Limited Term
	Year Ended 3/31/18	Eleven Months Ended 3/31/17	Year Ended 4/30/16	Year Ended 3/31/18	Eleven Months Ended 3/31/17	Year Ended 4/30/16
Operations
Net investment income (loss)	$162,321,897	$139,562,317	$134,948,487	$92,630,501	$77,526,782	$79,946,662
Net realized gain (loss) from:
Investments	(3,256,612)	(8,110,898)	4,569,565	(3,916,685)	(3,931,727)	2,714,425
Futures contracts	—	—	617,735	—	—	—
Swaps	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	20,623,966	(211,349,065)	80,907,551	(23,367,486)	(126,322,479)	25,392,818
Swaps	—	—	—	—	—	—
Net increase (decrease) in net assets from operations	179,689,251	(79,897,646)	221,043,338	65,346,330	(52,727,424)	108,053,905
Distributions to Shareholders
From net investment income:
Class A Shares	(14,696,918)	(27,985,894)	(20,944,763)	(19,423,552)	(20,535,108)	(21,389,495)
Class C Shares	(921,534)	(796,069)	(490,682)	(1,015,265)	(984,833)	(767,472)
Class C2 Shares	(1,645,382)	(1,928,864)	(2,384,876)	(4,704,682)	(5,530,934)	(7,246,079)
Class R6 Shares	—	—	—	—	—	—
Class I Shares	(136,436,175)	(110,079,083)	(109,851,125)	(61,060,952)	(52,230,761)	(49,746,560)
From accumulated net realized gains:
Class A Shares	—	(1,046,205)	—	—	—	—
Class C Shares	—	(41,639)	—	—	—	—
Class C2 Shares	—	(83,316)	—	—	—	—
Class R6 Shares	—	—	—	—	—	—
Class I Shares	—	(3,689,947)	—	—	—	—
Decrease in net assets from distributions to shareholders	(153,700,009)	(145,651,017)	(133,671,446)	(86,204,451)	(79,281,636)	(79,149,606)
Fund Share Transactions
Proceeds from sale of shares	1,483,854,339	2,121,948,192	1,634,898,252	1,606,943,339	2,254,821,137	1,619,746,263
Proceeds from shares issued to shareholders due to reinvestment of distributions	102,179,361	96,724,626	86,140,928	62,665,786	55,429,294	53,543,471
	1,586,033,700	2,218,672,818	1,721,039,180	1,669,609,125	2,310,250,431	1,673,289,734
Cost of shares redeemed	(1,313,020,387)	(2,063,831,985)	(1,093,585,011)	(1,641,262,696)	(2,081,012,574)	(1,167,892,771)
Net increase (decrease) in net assets from Fund share transactions	273,013,313	154,840,833	627,454,169	28,346,429	229,237,857	505,396,963
Net increase (decrease) in net assets	299,002,555	(70,707,830)	714,826,061	7,488,308	97,228,797	534,301,262
Net assets at the beginning of period	5,122,176,297	5,192,884,127	4,478,058,066	4,602,327,206	4,505,098,409	3,970,797,147
Net assets at the end of period	$5,421,178,852	$5,122,176,297	$5,192,884,127	$4,609,815,514	$4,602,327,206	$4,505,098,409
Undistributed (Over-distribution of) net investment income at the end of period	$16,442,193	$8,083,867	$9,476,392	$9,527,794	$3,471,122	$5,295,771

See accompanying notes to financial statements.

227

Statement of Changes in Net Assets (continued)

	Short Term
	Year Ended 3/13/18	Eleven Months Ended 3/31/17	Year Ended 4/30/16
Operations
Net investment income (loss)	$7,419,587	$6,401,387	$7,396,872
Net realized gain (loss) from:
Investments	(96,922)	(68,245)	(325,327)
Futures contracts	—	—	—
Swaps	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(3,639,418)	(4,831,090)	708,617
Swaps	—	—	—
Net increase (decrease) in net assets from operations	3,683,247	1,502,052	7,780,162
Distributions to Shareholders
From net investment income:
Class A Shares	(1,780,950)	(1,658,567)	(1,597,461)
Class C Shares	(21,260)	(14,338)	(16,789)
Class C2 Shares	(69,592)	(68,591)	(86,239)
Class R6 Shares	—	—	—
Class I Shares	(4,920,453)	(4,461,060)	(5,170,312)
From accumulated net realized gains:
Class A Shares	—	—	—
Class C Shares	—	—	—
Class C2 Shares	—	—	—
Class R6 Shares	—	—	—
Class I Shares	—	—	—
Decrease in net assets from distributions to shareholders	(6,792,255)	(6,202,556)	(6,870,801)
Fund Share Transactions
Proceeds from sale of shares	205,091,091	433,191,112	251,309,993
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,757,905	3,346,466	3,366,594
	208,848,996	436,537,578	254,676,587
Cost of shares redeemed	(258,058,494)	(441,460,355)	(326,957,476)
Net increase (decrease) in net assets from Fund share transactions	(49,209,498)	(4,922,777)	(72,280,889)
Net increase (decrease) in net assets	(52,318,506)	(9,623,281)	(71,371,528)
Net assets at the beginning of period	639,776,503	649,399,784	720,771,312
Net assets at the end of period	$587,457,997	$639,776,503	$649,399,784
Undistributed (Over-distribution of) net investment income at the end of period	$1,118,853	$491,521	$292,690

See accompanying notes to financial statements.

228

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229

Financial Highlights

All-American

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/88)
Year Ended 3/31:
2018	$11.34	$0.43	$0.10	$0.53	$(0.43)	$—	$(0.43)	$11.44
2017(h)	11.80	0.39	(0.46)	(0.07)	(0.39)	—	(0.39)	11.34
Year Ended 4/30:
2016	11.57	0.43	0.23	0.66	(0.43)	—	(0.43)	11.80
2015	11.23	0.46	0.36	0.82	(0.48)	—	(0.48)	11.57
2014	11.76	0.49	(0.56)	(0.07)	(0.46)	—	(0.46)	11.23
2013	11.36	0.47	0.41	0.88	(0.48)	—	(0.48)	11.76
Class C (2/14)
Year Ended 3/31:
2018	11.35	0.33	0.10	0.43	(0.34)	—	(0.34)	11.44
2017(h)	11.80	0.31	(0.46)	(0.15)	(0.30)	—	(0.30)	11.35
Year Ended 4/30:
2016	11.58	0.33	0.23	0.56	(0.34)	—	(0.34)	11.80
2015	11.24	0.36	0.37	0.73	(0.39)	—	(0.39)	11.58
2014(e)	10.99	0.02	0.32	0.34	(0.09)	—	(0.09)	11.24
Class C2 (6/93)(f)
Year Ended 3/31:
2018	11.35	0.36	0.09	0.45	(0.36)	—	(0.36)	11.44
2017(h)	11.80	0.33	(0.45)	(0.12)	(0.33)	—	(0.33)	11.35
Year Ended 4/30:
2016	11.58	0.36	0.23	0.59	(0.37)	—	(0.37)	11.80
2015	11.24	0.40	0.36	0.76	(0.42)	—	(0.42)	11.58
2014	11.76	0.43	(0.55)	(0.12)	(0.40)	—	(0.40)	11.24
2013	11.37	0.40	0.41	0.81	(0.42)	—	(0.42)	11.76
Class R6 (6/16)
Year Ended 3/31:
2018	11.39	0.46	0.09	0.55	(0.45)	—	(0.45)	11.49
2017(g)	12.09	0.34	(0.71)	(0.37)	(0.33)	—	(0.33)	11.39
Class I (2/97)
Year Ended 3/31:
2018	11.39	0.45	0.10	0.55	(0.45)	—	(0.45)	11.49
2017(h)	11.85	0.41	(0.46)	(0.05)	(0.41)	—	(0.41)	11.39
Year Ended 4/30:
2016	11.62	0.45	0.24	0.69	(0.46)	—	(0.46)	11.85
2015	11.28	0.49	0.35	0.84	(0.50)	—	(0.50)	11.62
2014	11.80	0.51	(0.55)	(0.04)	(0.48)	—	(0.48)	11.28
2013	11.40	0.49	0.41	0.90	(0.50)	—	(0.50)	11.80

230

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

4.66%	$1,325,011	0.72%		0.69%		3.69%		14%
(0.66)	1,136,311	0.73	*	0.70	*	3.66	*	24

5.85	1,170,705	0.70		0.70		3.68		13
7.38	989,477	0.71		0.71		4.01		18
(0.42)	907,137	0.72		0.72		4.46		13
7.83	1,230,356	0.72		0.72		4.01		17

3.76	186,999	1.52		1.49		2.89		14
(1.38)	163,496	1.52	*	1.49	*	2.87	*	24

5.04	116,024	1.50		1.50		2.86		13
6.54	48,472	1.51		1.51		3.09		18
3.06	4,923	1.50	*	1.50	*	3.39	*	13

3.98	217,048	1.27		1.24		3.15		14
(1.07)	264,617	1.28	*	1.25	*	3.11	*	24

5.22	308,100	1.25		1.25		3.13		13
6.82	328,649	1.26		1.26		3.47		18
(0.90)	353,220	1.27		1.27		3.91		13
7.17	494,747	1.27		1.27		3.45		17

4.86	6,725	0.48		0.45		3.94		14
(3.04)	6,674	0.49	*	0.46	*	3.95	*	24

4.86	1,979,364	0.52		0.49		3.89		14
(0.47)	1,654,217	0.53	*	0.50	*	3.86	*	24

6.05	1,417,738	0.50		0.50		3.88		13
7.57	1,134,001	0.51		0.51		4.21		18
(0.14)	962,101	0.52		0.52		4.66		13
8.03	1,283,660	0.52		0.52		4.22		17
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the period June 30, 2016 (commencement of operations) through March 31, 2017.
(h)	For the eleven months ended March 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

231

Financial Highlights (continued)

Inflation Protected

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (3/11)
Year Ended 3/31:
2018	$10.62	$0.23	$— **	$0.23	$(0.22)	$—	$(0.22)	$10.63
2017(g)	10.66	0.22	(0.02)	0.20	(0.24)	—	(0.24)	10.62
Year Ended 4/30:
2016	10.63	0.26	0.03	0.29	(0.26)	—	(0.26)	10.66
2015	10.77	0.27	(0.14)	0.13	(0.27)	—	(0.27)	10.63
2014	11.31	0.26	(0.55)	(0.29)	(0.25)	—	(0.25)	10.77
2013	11.01	0.24	0.35	0.59	(0.28)	(0.01)	(0.29)	11.31
Class C (2/14)
Year Ended 3/31:
2018	10.62	0.15	(0.02)	0.13	(0.13)	—	(0.13)	10.62
2017(g)	10.66	0.14	(0.02)	0.12	(0.16)	—	(0.16)	10.62
Year Ended 4/30:
2016	10.62	0.17	0.04	0.21	(0.17)	—	(0.17)	10.66
2015	10.76	0.18	(0.14)	0.04	(0.18)	—	(0.18)	10.62
2014(e)	10.61	0.02	0.17	0.19	(0.04)	—	(0.04)	10.76
Class C2 (3/11)(f)
Year Ended 3/31:
2018	10.62	0.17	— **	0.17	(0.16)	—	(0.16)	10.63
2017(g)	10.66	0.17	(0.03)	0.14	(0.18)	—	(0.18)	10.62
Year Ended 4/30:
2016	10.62	0.20	0.04	0.24	(0.20)	—	(0.20)	10.66
2015	10.76	0.21	(0.14)	0.07	(0.21)	—	(0.21)	10.62
2014	11.30	0.21	(0.57)	(0.36)	(0.18)	—	(0.18)	10.76
2013	11.00	0.18	0.35	0.53	(0.22)	(0.01)	(0.23)	11.30
Class I (3/11)
Year Ended 3/31:
2018	10.65	0.25	— **	0.25	(0.24)	—	(0.24)	10.66
2017(g)	10.69	0.23	(0.02)	0.21	(0.25)	—	(0.25)	10.65
Year Ended 4/30:
2016	10.64	0.28	0.05	0.33	(0.28)	—	(0.28)	10.69
2015	10.78	0.29	(0.15)	0.14	(0.28)	—	(0.28)	10.64
2014	11.32	0.29	(0.57)	(0.28)	(0.26)	—	(0.26)	10.78
2013	11.01	0.26	0.36	0.62	(0.30)	(0.01)	(0.31)	11.32

232

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.15%	$27,393	0.94%		1.98%		0.76%		2.16%		3%
1.87	27,684	1.07	*	1.94	*	0.76	*	2.25	*	11

2.83	21,289	1.05		2.15		0.77		2.44		1
1.14	24,104	0.99		2.26		0.77		2.48		20
(2.53)	28,862	0.96		2.29		0.77		2.49		19
5.39	61,926	1.01		1.87		0.77		2.11		9

1.26	1,557	1.74		1.19		1.56		1.36		3
1.10	1,292	1.87	*	1.13	*	1.56	*	1.44	*	11

2.05	956	1.85		1.36		1.57		1.64		1
0.31	1,344	1.80		1.41		1.57		1.65		20
1.79	238	1.69	*	1.66	*	1.59	*	1.75	*	19

1.58	4,643	1.49		1.44		1.31		1.61		3
1.35	5,179	1.63	*	1.39	*	1.31	*	1.71	*	11

2.34	5,827	1.60		1.61		1.32		1.90		1
0.59	7,697	1.54		1.72		1.32		1.94		20
(3.10)	10,221	1.52		1.76		1.32		1.96		19
4.81	15,064	1.57		1.33		1.32		1.58		9

2.33	80,893	0.74		2.19		0.56		2.36		3
2.03	58,716	0.86	*	2.11	*	0.56	*	2.40	*	11

3.19	14,519	0.85		2.35		0.57		2.64		1
1.31	20,284	0.78		2.46		0.57		2.68		20
(2.36)	24,960	0.77		2.52		0.57		2.72		19
5.65	35,046	0.82		2.10		0.57		2.35		9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the eleven months ended March 31, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

233

Financial Highlights (continued)

Intermediate Duration

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/95)
Year Ended 3/31:
2018	$9.03	$0.27	$0.02	$0.29	$(0.25)	$—	$(0.25)	$9.07
2017(h)	9.40	0.23	(0.36)	(0.13)	(0.23)	(0.01)	(0.24)	9.03
Year Ended 4/30:
2016	9.22	0.26	0.18	0.44	(0.26)	—	(0.26)	9.40
2015	9.13	0.26	0.10	0.36	(0.27)	—	(0.27)	9.22
2014	9.38	0.29	(0.26)	0.03	(0.28)	—	(0.28)	9.13
2013	9.25	0.30	0.14	0.44	(0.31)	—	(0.31)	9.38
Class C (2/14)
Year Ended 3/31:
2018	9.03	0.19	0.04	0.23	(0.18)	—	(0.18)	9.08
2017(h)	9.40	0.16	(0.35)	(0.19)	(0.17)	(0.01)	(0.18)	9.03
Year Ended 4/30:
2016	9.23	0.18	0.18	0.36	(0.19)	—	(0.19)	9.40
2015	9.14	0.19	0.10	0.29	(0.20)	—	(0.20)	9.23
2014(f)	9.05	0.01	0.12	0.13	(0.04)	—	(0.04)	9.14
Class C2 (6/95)(g)
Year Ended 3/31:
2018	9.04	0.22	0.04	0.26	(0.21)	—	(0.21)	9.09
2017(h)	9.41	0.18	(0.35)	(0.17)	(0.19)	(0.01)	(0.20)	9.04
Year Ended 4/30:
2016	9.24	0.21	0.17	0.38	(0.21)	—	(0.21)	9.41
2015	9.15	0.22	0.09	0.31	(0.22)	—	(0.22)	9.24
2014	9.41	0.24	(0.27)	(0.03)	(0.23)	—	(0.23)	9.15
2013	9.27	0.25	0.15	0.40	(0.26)	—	(0.26)	9.41
Class I (11/76)
Year Ended 3/31:
2018	9.05	0.29	0.03	0.32	(0.27)	—	(0.27)	9.10
2017(h)	9.42	0.25	(0.36)	(0.11)	(0.25)	(0.01)	(0.26)	9.05
Year Ended 4/30:
2016	9.25	0.28	0.17	0.45	(0.28)	—	(0.28)	9.42
2015	9.16	0.28	0.10	0.38	(0.29)	—	(0.29)	9.25
2014	9.41	0.31	(0.26)	0.05	(0.30)	—	(0.30)	9.16
2013	9.27	0.32	0.15	0.47	(0.33)	—	(0.33)	9.41

234

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

3.25%	$525,754	0.68%		0.68%		2.90%		18%
(1.40)	505,589	0.69	*	0.69	*	2.70	*	24

4.83	1,076,822	0.68		0.68		2.77		18
3.95	773,091	0.70		0.70		2.86		19
0.39	876,456	0.70		0.70		3.20		17
4.83	512,139	0.70		0.70		3.24		15

2.56	46,897	1.48		1.48		2.11		18
(2.10)	45,483	1.49	*	1.49	*	1.91	*	24

3.91	35,070	1.48		1.48		1.99		18
3.14	17,706	1.50		1.50		2.03		19
1.49	2,412	1.49	*	1.49	*	2.17	*	17

2.82	66,052	1.23		1.23		2.36		18
(1.86)	85,193	1.24	*	1.24	*	2.16	*	24

4.17	101,168	1.24		1.24		2.28		18
3.40	112,700	1.25		1.25		2.32		19
(0.25)	126,951	1.25		1.25		2.65		17
4.39	158,004	1.25		1.25		2.69		15

3.56	4,782,475	0.48		0.48		3.11		18
(1.22)	4,485,912	0.49	*	0.49	*	2.91	*	24

4.91	3,979,824	0.49		0.49		3.02		18
4.14	3,574,561	0.50		0.50		3.07		19
0.59	3,210,180	0.50		0.50		3.40		17
5.13	3,520,696	0.50		0.50		3.44		15
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	The expense ratios reflect, among other things, the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the eleven months ended March 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

235

Financial Highlights (continued)

Limited Term

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain(Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/87)
Year Ended 3/31:
2018	$10.88	$0.21	$(0.06)	$0.15	$(0.20)	$—	$(0.20)	$10.83
2017(h)	11.17	0.17	(0.28)	(0.11)	(0.18)	—	(0.18)	10.88
Year Ended 4/30:
2016	11.10	0.20	0.08	0.28	(0.21)	—	(0.21)	11.17
2015	11.12	0.21	(0.02)	0.19	(0.21)	—	(0.21)	11.10
2014	11.27	0.22	(0.16)	0.06	(0.21)	—	(0.21)	11.12
2013	11.20	0.24	0.07	0.31	(0.24)	—	(0.24)	11.27
Class C (2/14)
Year Ended 3/31:
2018	10.83	0.12	(0.06)	0.06	(0.11)	—	(0.11)	10.78
2017(h)	11.12	0.09	(0.28)	(0.19)	(0.10)	—	(0.10)	10.83
Year Ended 4/30:
2016	11.06	0.12	0.07	0.19	(0.13)	—	(0.13)	11.12
2015	11.08	0.15	(0.02)	0.13	(0.15)	—	(0.15)	11.06
2014(f)	11.06	0.01	0.04	0.05	(0.03)	—	(0.03)	11.08
Class C2 (12/95)(g)
Year Ended 3/31:
2018	10.85	0.17	(0.06)	0.11	(0.16)	—	(0.16)	10.80
2017(h)	11.13	0.14	(0.28)	(0.14)	(0.14)	—	(0.14)	10.85
Year Ended 4/30:
2016	11.06	0.17	0.06	0.23	(0.16)	—	(0.16)	11.13
2015	11.08	0.17	(0.02)	0.15	(0.17)	—	(0.17)	11.06
2014	11.23	0.18	(0.16)	0.02	(0.17)	—	(0.17)	11.08
2013	11.15	0.20	0.08	0.28	(0.20)	—	(0.20)	11.23
Class I (2/97)
Year Ended 3/31:
2018	10.83	0.23	(0.05)	0.18	(0.22)	—	(0.22)	10.79
2017(h)	11.12	0.19	(0.28)	(0.09)	(0.20)	—	(0.20)	10.83
Year Ended 4/30:
2016	11.05	0.23	0.06	0.29	(0.22)	—	(0.22)	11.12
2015	11.06	0.23	(0.01)	0.22	(0.23)	—	(0.23)	11.05
2014	11.21	0.24	(0.16)	0.08	(0.23)	—	(0.23)	11.06
2013	11.13	0.26	0.08	0.34	(0.26)	—	(0.26)	11.21

236

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

1.36%	$998,226	0.62%		0.62%		1.92%		0.62%		0.62%		1.92%		21%
(0.99)	1,094,434	0.63	*	0.63	*	1.72	*	0.63	*	0.63	*	1.72	*	26

2.50	1,208,642	0.63		0.63		1.84		0.63		0.63		1.84		20
1.72	1,168,646	0.64		0.64		1.89		0.64		0.64		1.89		20
0.55	1,279,131	0.65		0.65		1.99		0.65		0.65		1.99		20
2.79	1,438,077	0.66		0.66		2.10		0.66		0.66		2.10		12

0.53	93,327	1.42		1.42		1.12		1.42		1.42		1.12		21
(1.74)	112,035	1.43	*	1.43	*	0.92	*	1.43	*	1.43	*	0.92	*	26

1.71	90,330	1.43		1.43		1.04		1.36		1.36		1.11		20
1.18	51,973	1.43		1.43		1.07		1.18		1.18		1.32		20
0.49	9,695	1.43	*	1.43	*	1.10	*	1.18	*	1.18	*	1.35	*	20

0.97	292,436	0.97		0.97		1.57		0.97		0.97		1.57		21
(1.25)	383,282	0.98	*	0.98	*	1.37	*	0.98	*	0.98	*	1.37	*	26

2.12	461,558	0.98		0.98		1.50		0.98		0.98		1.50		20
1.34	528,287	0.99		0.99		1.54		0.99		0.99		1.54		20
0.17	623,242	1.00		1.00		1.64		1.00		1.00		1.64		20
2.51	721,302	1.01		1.01		1.76		1.01		1.01		1.76		12

1.62	3,225,826	0.42		0.42		2.12		0.42		0.42		2.12		21
(0.85)	3,012,577	0.43	*	0.43	*	1.92	*	0.43	*	0.43	*	1.92	*	26

2.68	2,744,568	0.43		0.43		2.04		0.43		0.43		2.04		20
1.99	2,221,891	0.44		0.44		2.09		0.44		0.44		2.09		20
0.72	1,781,216	0.45		0.45		2.19		0.45		0.45		2.19		20
3.07	1,549,809	0.46		0.46		2.31		0.46		0.46		2.31		12
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. During the fiscal years ended April 30, 2014 through April 30, 2016, the Adviser agreed to waive 0.25% of the 12b-1 distribution and/or service fees for Class C Shares through August 31, 2015. After August 31, 2015, the Adviser is no longer waiving fees or reimbursing expenses for Class C Shares.
(d)	The expense ratios reflect, among other things, the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the eleven months ended March 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

237

Financial Highlights (continued)

Short Term

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain(Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/02)
Year Ended 3/31:
2018	$10.04	$0.11		$(0.07)	$0.04	$(0.10)	$—	$(0.10)	$9.98
2017(g)	10.12	0.09		(0.08)	0.01	(0.09)	—	(0.09)	10.04
Year Ended 4/30:
2016	10.11	0.10		— **	0.10	(0.09)	—	(0.09)	10.12
2015	10.15	0.10		(0.04)	0.06	(0.10)	—	(0.10)	10.11
2014	10.20	0.12		(0.05)	0.07	(0.12)	—	(0.12)	10.15
2013	10.19	0.15		0.04	0.19	(0.18)	—	(0.18)	10.20
Class C (2/14)
Year Ended 3/31:
2018	10.02	0.03		(0.07)	(0.04)	(0.02)	—	(0.02)	9.96
2017(g)	10.11	0.02		(0.09)	(0.07)	(0.02)	—	(0.02)	10.02
Year Ended 4/30:
2016	10.10	0.03		0.01	0.04	(0.03)	—	(0.03)	10.11
2015	10.14	0.06		(0.04)	0.02	(0.06)	—	(0.06)	10.10
2014(e)	10.15	—	**	0.01	0.01	(0.02)	—	(0.02)	10.14
Class C2 (8/11)(f)
Year Ended 3/31:
2018	10.03	0.07		(0.06)	0.01	(0.07)	—	(0.07)	9.97
2017(g)	10.11	0.06		(0.08)	(0.02)	(0.06)	—	(0.06)	10.03
Year Ended 4/30:
2016	10.10	0.06		0.01	0.07	(0.06)	—	(0.06)	10.11
2015	10.14	0.06		(0.04)	0.02	(0.06)	—	(0.06)	10.10
2014	10.18	0.08		(0.03)	0.05	(0.09)	—	(0.09)	10.14
2013	10.18	0.11		0.03	0.14	(0.14)	—	(0.14)	10.18
Class I (10/02)
Year Ended 3/31:
2018	10.04	0.13		(0.06)	0.07	(0.12)	—	(0.12)	9.99
2017(g)	10.13	0.11		(0.10)	0.01	(0.10)	—	(0.10)	10.04
Year Ended 4/30:
2016	10.11	0.12		0.01	0.13	(0.11)	—	(0.11)	10.13
2015	10.15	0.12		(0.04)	0.08	(0.12)	—	(0.12)	10.11
2014	10.20	0.14		(0.05)	0.09	(0.14)	—	(0.14)	10.15
2013	10.19	0.18		0.03	0.21	(0.20)	—	(0.20)	10.20

238

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

0.41%	$168,828	0.72%		1.09%		0.72%		1.09%		28%
0.08	187,573	0.71	*	0.97	*	0.71	*	0.97	*	44

1.01	174,484	0.71		0.97		0.71		0.97		24
0.57	184,317	0.71		0.97		0.71		0.97		36
0.74	201,145	0.71		1.16		0.71		1.16		35
1.88	101,836	0.73		1.49		0.73		1.49		30

(0.37)	8,193	1.52		0.29		1.52		0.29		28
(0.73)	10,069	1.51	*	0.17	*	1.51	*	0.17	*	44

0.41	6,971	1.51		0.17		1.38		0.30		24
0.22	4,615	1.50		0.16		1.05		0.61		36
0.08	822	1.57	*	0.18	*	1.08	*	0.63	*	35

0.05	9,384	1.07		0.74		1.07		0.74		28
(0.25)	12,097	1.06	*	0.62	*	1.06	*	0.62	*	44

0.65	13,325	1.06		0.62		1.06		0.62		24
0.22	16,524	1.06		0.63		1.06		0.63		36
0.48	28,134	1.06		0.82		1.06		0.82		35
1.42	10,618	1.08		1.10		1.08		1.10		30

0.69	401,052	0.51		1.29		0.51		1.29		28
0.14	430,038	0.51	*	1.17	*	0.51	*	1.17	*	44

1.29	454,620	0.51		1.16		0.51		1.16		24
0.75	515,315	0.50		1.17		0.50		1.17		36
0.92	497,363	0.51		1.37		0.51		1.37		35
2.06	383,339	0.53		1.74		0.53		1.74		30
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. During the fiscal years ended April 30, 2014 through April 30, 2016, the Advisor agreed to waive 0.45% of the 12b-1 distribution and/or service fees for Class C Shares through August 31, 2015. After August 31, 2015, the Adviser is no longer waiving fees or reimbursing expenses for Class C Shares.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the eleven months ended March 31, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

239

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Municipal Trust and Nuveen Investment Funds, Inc. (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. Nuveen Municipal Trust is comprised of Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen Inflation Protected Municipal Bond Fund (“Inflation Protected”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”), among others, and Nuveen Investment Funds, Inc. is comprised of Nuveen Short Term Municipal Bond Fund (“Short Term”), among others, (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Municipal Trust was organized as a Massachusetts business trust on July 1, 1996. Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20, 1987. The Funds, with the exception of Inflation Protected, were each organized as a series of predecessor trusts or corporations prior to that date.

The end of the reporting period for the Funds is March 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2018 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

All-American’s, Intermediate Duration’s and Limited Term’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Inflation Protected’s investment objective is to provide after-tax total return, protected from inflation, through a combination of federally tax-exempt income and inflation-linked investments. Short Term’s investment objective is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	All-American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Outstanding when-issued/delayed delivery purchase commitments	$4,813,371	$114,642	$16,552,634	$18,528,757	$4,473,827

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Investment Income, is comprised of interest income, which reflects the amortization of premiums and includes accretion of

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discounts for financial reporting purposes, and is recorded on an accrual basis. Investment Income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% (0.70% for Limited Term and Short Term) if redeemed within eighteen months (twelve months for shares of Short Term purchased on or after March 27, 2018) of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% (0.35% for Limited Term and Short Term) annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Funds’ Board of Directors/Trustees (the “Board”) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under each Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Arrangements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

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Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

All-American	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$3,721,509,190	$1,007,236	***	$3,722,516,426
Corporate Bonds	—	—	104,391	***	104,391
Total	$—	$3,721,509,190	$1,111,627		$3,722,620,817

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Inflation Protected	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$113,130,787	$—		$113,130,787
Investments in Derivatives:
Consumer Price Index Swaps**	—	(1,468,766)	—		(1,468,766)
Total	$—	$111,662,021	$—		$111,662,021

Intermediate Duration
Long-Term Investments*:
Municipal Bonds	$—	$5,263,862,943	$—		$5,263,862,943
Investment Companies	15,014,400	—	—		15,014,400
Corporate Bonds	—	—	160,812	***	160,812
Short-Term Investments*:
Municipal Bonds	—	73,450,000	—		73,450,000
Total	$15,014,400	$5,337,312,943	$160,812		$5,352,488,155

Limited Term
Long-Term Investments*:
Municipal Bonds	$—	$4,540,371,166	$—		$4,540,371,166
Investment Companies	34,624,994	—	—		34,624,994
Corporate Bonds	—	—	99,174	***	99,174
Short-Term Investments*:
Municipal Bonds	—	8,100,000	—		8,100,000
Total	$34,624,994	$4,548,471,166	$99,174		$4,583,195,334

Short Term
Long-Term Investments*:
Municipal Bonds	$—	$570,528,009	$—		$570,528,009
Investment Companies	12,408,757	—	—		12,408,757
Short-Term Investments*:
Municipal Bonds	—	3,927,330	—		3,927,330
Total	$12,408,757	$574,455,339	$—		$586,864,096
*	Refer to the Fund’s Portfolio of Investments for state and/or industry classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

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Notes to Financial Statements (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund, other than Inflation Protected, is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	All-American	Intermediate Duration	Limited Term	Short Term
Floating rate obligations: self-deposited Inverse Floaters	$65,870,000	$—	$—	$—
Floating rate obligations: externally-deposited Inverse Floaters	70,407,500	12,490,000	—	—
Total	$136,277,500	$12,490,000	$—	$—

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During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	All-American	Intermediate Duration	Limited Term	Short Term
Average floating rate obligations outstanding	$66,839,863	$—	$—	$—
Average annual interest rate and fees	1.55%	—%	—%	—%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations-Recourse Trusts	All-American	Intermediate Duration	Limited Term	Short Term
Maximum exposure to Recourse Trusts: self-deposted Inverse Floaters	$50,870,000	$—	$—	$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	26,525,000	12,490,000	—	—
Total	$77,395,000	$12,490,000	$—	$—

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which certain Funds may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

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Notes to Financial Statements (continued)

Consumer Price Index Swaps

Inflation Protected seeks to hedge inflation risk by investing in inflation-linked instruments, such as Consumer Price Index (“CPI”) swaps, in amounts sufficient to approximate the duration characteristics of the Fund’s underlying municipal bond portfolio. A CPI swap is a fixed maturity, over-the-counter (“OTC”) derivative in which the Fund pays to the counterparty a predetermined fixed annualized rate over the life of the CPI swap and receives in return the “realized” rate of inflation as measured by the CPI for All Urban Consumers Non-Seasonally Adjusted over the life of the swap. The Fund will benefit from a CPI swap if actual inflation during the swap’s period is greater than the level of inflation expected for that period at the time the swap was entered into, and conversely the Fund will lose money on a CPI swap if actual inflation turns out to be less than expected.

The amount of the payment obligation is based on the notional amount of the CPI swap contract and the termination date of the swap (which is akin to a bond’s maturity). CPI swap contracts are valued daily. The amount recorded on these transactions, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on consumer price index swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.”

Upon the termination of a swap contract, a realized gain or loss is recognized. When a CPI swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from swaps.” Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the current fiscal period, Inflation Protected continued to invest in CPI swap contracts to hedge against fluctuations in inflation expectations, which can influence bond prices, and realized inflation.

The average notional amount of CPI swap contracts outstanding during the current fiscal period, was as follows:

Inflation Protected
Average notional amount of CPI swap contracts outstanding*	$106,190,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Asset and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Inflation Protected
Inflation	Swaps (OTC Cleared)	Receivable for variation margin on consumer price index swaps**^	$150,065	—	$—
		Receivable for variation margin on consumer price index swaps**^	(29,825)
Inflation	Swaps (OTC Uncleared)	Unrealized appreciation on consumer price index swaps^	167,628	Unrealized depreciation on consumer price index swaps^	(1,756,635)
Total			$287,868		$(1,756,635)
**	Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described in the table above.
^	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the Funds’ swap contracts subject to netting agreements and the collateral delivered related to those swap contracts, as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on CPI Swaps**	Gross Unrealized (Depreciation) on CPI Swaps**	Net Unrealized Appreciation (Depreciation) on CPI Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Inflation Protected
	JPMorgan Chase Bank, N.A.	$92,253	$(1,273,673)	$(1,181,420)	$1,181,420	$—
	Morgan Stanley Capital Services LLC	75,375	(482,962)	(407,587)	350,841	(56,746)
		$167,628	$(1,756,635)	$(1,589,007)	$350,841	$(1,238,166)
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

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The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Inflation Protected	Inflation	Swaps	$(1,468,906)	$1,611,203

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Funds have an effective registration statement on file with the Securities and Exchange Commission (SEC) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 3/31/18		Eleven Months Ended 3/31/17		Year Ended 4/30/16
All-American	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	37,019,397	$428,622,217	37,999,803	$442,060,802	26,189,331	$303,700,651
Class C	4,865,658	56,353,003	7,259,171	85,069,956	6,352,698	73,700,023
Class C2	263,858	3,050,791	331,347	3,809,662	330,060	3,816,081
Class R6[1]	67,767	786,901	116,958	1,400,000	—	—
Class R6[1] – exchanges	—	—	495,487	5,990,428	—	—
Class I	57,132,588	663,853,663	62,111,274	721,391,446	35,359,487	411,928,947
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,401,312	39,300,230	3,110,684	36,106,685	2,885,157	33,420,518
Class C	375,056	4,333,762	285,221	3,305,584	152,654	1,772,587
Class C2	497,955	5,755,245	503,999	5,859,456	612,128	7,088,017
Class R6[1]	19,524	226,550	14,326	166,100	—	—
Class I	3,942,440	45,738,955	2,690,658	31,352,646	2,216,983	25,792,917
	107,585,555	1,248,021,317	114,918,928	1,336,512,765	74,098,498	861,219,741
Shares redeemed:
Class A	(24,768,984)	(286,496,721)	(40,166,554)	(458,318,918)	(15,366,035)	(177,885,059)
Class C	(3,304,098)	(38,176,702)	(2,966,393)	(33,868,387)	(861,607)	(9,980,363)
Class C2	(5,118,879)	(59,115,147)	(3,621,728)	(41,664,533)	(3,223,474)	(37,255,560)
Class R6[1]	(88,033)	(1,028,505)	(40,907)	(483,094)	—	—
Class I	(34,004,158)	(393,981,110)	(38,761,129)	(443,659,810)	(15,518,674)	(180,171,437)
Class I – exchanges	—	—	(495,487)	(5,990,428)	—	—
	(67,284,152)	(778,798,185)	(86,052,198)	(983,985,170)	(34,969,790)	(405,292,419)
Net increase (decrease)	40,301,403	$469,223,132	28,866,730	$352,527,595	39,128,708	$455,927,322
[1]	Class R6 Shares were established on June 30, 2016.

247

Notes to Financial Statements (continued)

	Year Ended 3/31/18		Eleven Months Ended 3/31/17		Year Ended 4/30/16
Inflation Protected	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,059,795	$11,308,190	2,315,556	$24,480,823	446,907	$4,685,786
Class C	50,434	537,459	80,018	842,887	14,811	155,125
Class C2	3,513	37,383	31,025	325,548	2	6
Class I	3,228,524	34,613,731	4,566,554	48,322,953	461,989	4,829,823
Shares issued to shareholders due to reinvestment of distributions:
Class A	51,666	551,580	49,301	522,551	50,564	530,547
Class C	1,789	19,096	1,316	13,951	1,826	19,135
Class C2	6,685	71,367	8,557	90,731	12,313	129,111
Class I	136,809	1,464,419	39,434	418,965	38,368	403,064
	4,539,215	48,603,225	7,091,761	75,018,409	1,026,780	10,752,597
Shares redeemed:
Class A	(1,139,892)	(12,171,550)	(1,754,855)	(18,478,960)	(769,441)	(8,045,793)
Class C	(27,286)	(290,872)	(49,345)	(523,974)	(53,564)	(559,729)
Class C2	(60,929)	(651,291)	(98,517)	(1,038,851)	(190,400)	(1,998,117)
Class I	(1,287,918)	(13,803,839)	(450,647)	(4,763,504)	(1,047,187)	(10,948,863)
	(2,516,025)	(26,917,552)	(2,353,364)	(24,805,289)	(2,060,592)	(21,552,502)
Net increase (decrease)	2,023,190	$21,685,673	4,738,397	$50,213,120	(1,033,812)	$(10,799,905)

	Year Ended 3/31/18		Eleven Months Ended 3/31/17		Year Ended 4/30/16
Intermediate Duration	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	17,272,703	$158,825,881	41,376,836	$384,506,154	69,529,013	$648,344,302
Class C	1,354,974	12,458,508	2,673,614	24,789,149	2,228,982	20,656,289
Class C2	74,153	682,342	310,995	2,852,997	167,761	1,552,886
Class I	142,614,038	1,311,887,608	186,605,560	1,709,799,892	104,009,468	964,344,775
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,376,348	12,632,323	2,960,538	27,262,792	2,068,713	19,160,080
Class C	86,752	796,236	76,930	707,393	45,037	417,557
Class C2	136,197	1,251,527	148,298	1,368,438	172,693	1,599,448
Class I	9,510,022	87,499,275	7,300,097	67,386,003	7,006,982	64,963,843
	172,425,187	1,586,033,700	241,452,868	2,218,672,818	185,228,649	1,721,039,180
Shares redeemed:
Class A	(16,711,540)	(153,692,907)	(102,952,998)	(931,127,729)	(40,835,311)	(376,294,309)
Class C	(1,310,640)	(12,031,662)	(1,443,916)	(13,134,125)	(462,697)	(4,281,899)
Class C2	(2,363,411)	(21,715,833)	(1,782,596)	(16,389,743)	(1,789,899)	(16,530,799)
Class I	(122,103,858)	(1,125,579,985)	(120,729,024)	(1,103,180,388)	(75,263,910)	(696,478,004)
	(142,489,449)	(1,313,020,387)	(226,908,534)	(2,063,831,985)	(118,351,817)	(1,093,585,011)
Net increase (decrease)	29,935,738	$273,013,313	14,544,334	$154,840,833	66,876,832	$627,454,169

248

	Year Ended 3/31/18		Eleven Months Ended 3/31/17		Year Ended 4/30/16
Limited Term	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	23,800,621	$260,779,546	47,422,509	$524,377,480	32,531,866	$361,340,996
Class C	1,625,162	17,719,092	5,265,190	58,093,111	4,483,492	49,594,953
Class C2	208,515	2,272,523	467,997	5,085,379	338,009	3,733,436
Class I	121,658,407	1,326,172,178	152,428,720	1,667,265,167	109,078,079	1,205,076,878
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,484,329	16,250,187	1,615,106	17,787,521	1,664,294	18,481,106
Class C	78,676	857,987	75,134	823,460	56,544	625,394
Class C2	339,952	3,711,728	360,817	3,964,384	463,720	5,131,676
Class I	3,838,044	41,845,884	2,996,973	32,853,929	2,650,428	29,305,295
	153,033,706	1,669,609,125	210,632,446	2,310,250,431	151,266,432	1,673,289,734
Shares redeemed:
Class A	(33,701,300)	(368,920,362)	(56,637,874)	(619,794,841)	(31,279,111)	(347,089,036)
Class C	(3,392,100)	(37,019,851)	(3,119,390)	(34,010,053)	(1,119,931)	(12,377,432)
Class C2	(8,805,976)	(96,323,551)	(6,943,314)	(75,929,386)	(7,107,002)	(78,576,547)
Class I	(104,505,813)	(1,138,998,932)	(124,123,411)	(1,351,278,294)	(66,050,033)	(729,849,756)
	(150,405,189)	(1,641,262,696)	(190,823,989)	(2,081,012,574)	(105,556,077)	(1,167,892,771)
Net increase (decrease)	2,628,517	$28,346,429	19,808,457	$229,237,857	45,710,355	$505,396,963

	Year Ended 3/31/18		Eleven Months Ended 3/31/17		Year Ended 4/30/16
Short Term	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,362,810	$63,817,044	18,893,178	$189,445,892	6,266,698	$63,318,982
Class C	269,215	2,698,720	1,157,740	11,573,839	559,288	5,643,547
Class C2	141,314	1,412,183	351,135	3,513,712	210,818	2,123,006
Class I	13,648,333	137,163,144	22,775,653	228,657,669	17,816,471	180,224,458
Shares issued to shareholders due to reinvestment of distributions:
Class A	154,387	1,549,712	142,957	1,438,305	135,272	1,367,482
Class C	1,808	18,105	1,221	12,254	1,422	14,344
Class C2	6,829	68,475	6,744	67,827	8,423	85,048
Class I	211,215	2,121,613	181,416	1,828,080	187,817	1,899,720
	20,795,911	208,848,996	43,510,044	436,537,578	25,186,209	254,676,587
Shares redeemed:
Class A	(8,289,878)	(83,240,102)	(17,580,287)	(176,491,569)	(7,399,275)	(74,778,844)
Class C	(453,547)	(4,546,073)	(843,425)	(8,446,447)	(328,066)	(3,310,902)
Class C2	(413,484)	(4,141,821)	(468,855)	(4,713,142)	(537,926)	(5,430,070)
Class I	(16,529,834)	(166,130,498)	(25,016,819)	(251,809,197)	(24,080,228)	(243,437,660)
	(25,686,743)	(258,058,494)	(43,909,386)	(441,460,355)	(32,345,495)	(326,957,476)
Net increase (decrease)	(4,890,832)	$(49,209,498)	(399,342)	$(4,922,777)	(7,159,286)	$(72,280,889)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Purchases	$934,096,422	$28,329,550	$1,191,774,322	$1,093,606,749	$167,662,372
Sales and maturities	478,156,377	3,099,738	946,357,843	978,772,224	196,094,944

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

249

Notes to Financial Statements (continued)

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Tax cost of investments	$3,493,984,953	$111,971,052	$5,245,944,974	$4,611,508,080	$588,965,340
Gross unrealized:
Appreciation	192,395,694	1,706,499	169,217,610	37,984,231	1,245,013
Depreciation	(29,630,236)	(546,764)	(62,674,429)	(66,296,977)	(3,346,257)
Net unrealized appreciation (depreciation) of investments	$162,765,458	$1,159,735	$106,543,181	$(28,312,746)	$(2,101,244)

Inflation Protected
Tax cost of swaps	$1,930
Net unrealized appreciation (depreciation) of swaps	$(1,468,767)

Permanent differences, primarily due to federal taxes paid, treatment of notional principal contracts, taxable market discount and expiration of capital loss carryforwards, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2018, the Funds’ tax year end, as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Capital paid-in	$(14,897,930)	$—	$—	$(545,040)	$(107)
Undistributed (Over-distribution of) net investment income	(203,431)	(106)	(263,652)	(369,378)	—
Accumulated net realized gain (loss)	15,101,361	106	263,652	914,418	107

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2018, the Funds’ tax year end, were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Undistributed net tax-exempt income[1]	$12,198,967	$310,856	$23,221,176	$12,727,527	$1,675,133
Undistributed net ordinary income[2]	504,491	1,655	247,410	63,813	—
Undistributed net long-term capital gains	—	—	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period March 1, 2018 through March 31, 2018, and paid on April 2, 2018.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended March 31, 2018, March 31, 2017 and April 30, 2016, was designated for purposes of the dividends paid deduction as follows:

2018	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income[3]	$127,290,281	$2,233,133	$152,487,270	$85,078,646	$6,692,486
Distributions from net ordinary income[2]	1,159,105	—	627,119	803,097	46,741
Distributions from net long-term capital gains	—	—	—	—	—

2017	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income	$106,997,405	$1,036,389	$140,256,245	$78,601,677	$6,183,889
Distributions from net ordinary income[2]	516,939	13,029	2,038,150	639,919	32,272
Distributions from net long-term capital gains	—	—	3,122,926	—	—

250

2016	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income	$97,888,700	$1,165,182	$132,211,966	$77,997,772	$6,918,991
Distributions from net ordinary income[2]	637,634	—	143,197	381,557	191
Distributions from net long-term capital gains	—	—	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during fiscal year ended March 31, 2018, as Exempt Interest Dividends.

As of March 31, 2018, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	All- American[4]	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Expiration:
March 31, 2019	$881,168	$—	$—	$1,598,268	$—
Not subject to expiration	57,043,680	6,388,491	18,702,208	16,853,308	795,269
Total	$57,924,848	$6,388,491	$18,702,208	$18,451,576	$795,269
[4]	A portion of All-American’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

As of March 31, 2018, the Funds’ tax year end, the following Funds’ capital loss carryforwards expired as follows:

	All- American	Limited Term
Expired capital loss carryforwards	$14,897,930	$543,730

During the Funds’ tax year ended March 31, 2018, All-American utilized $1,494,782 of its capital loss carryforwards.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

For the period April 1, 2017 through July 31, 2017, the annual fund-level fee, payable monthly, for each Fund was calculated according to the following schedule:

Average Daily Net Assets	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
For the first $125 million	0.3000%	0.3000%	0.3000%	0.2500%	0.2500%
For the next $125 million	0.2875	0.2875	0.2875	0.2375	0.2375
For the next $250 million	0.2750	0.2750	0.2750	0.2250	0.2250
For the next $500 million	0.2625	0.2625	0.2625	0.2125	0.2125
For the next $1 billion	0.2500	0.2500	0.2500	0.2000	0.2000
For net assets over $2 billion	—	0.2250	—	—	0.1750
For the next $3 billion	0.2250	—	0.2250	0.1750	—
For net assets over $5 billion	0.2125	—	0.2125	0.1625	—

Effective August 1, 2017 the annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
For the first $125 million	0.3000%	0.3000%	0.3000%	0.2500%	0.2500%
For the next $125 million	0.2875	0.2875	0.2875	0.2375	0.2375
For the next $250 million	0.2750	0.2750	0.2750	0.2250	0.2250
For the next $500 million	0.2625	0.2625	0.2625	0.2125	0.2125
For the next $1 billion	0.2500	0.2500	0.2500	0.2000	0.2000
For the next $3 billion	0.2250	0.2250	0.2250	0.1750	0.1750
For the next $5 billion	0.2000	0.2000	0.2000	0.1500	0.1500
For net assets of $10 billion and greater	0.1875	0.1875	0.1875	0.1375	0.1375

251

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and for All-American, Intermediate Duration and Short Term, making, as appropriate, an upward adjustment to that rate based upon the percentage of the fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2018, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
All-American	0.1643%
Inflation Protected	0.1595
Intermediate Duration	0.1646
Limited Term	0.1595
Short Term	0.1789

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. The expense limitation expiring July 31, 2019, may be terminated or modified prior to that date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Inflation Protected	0.60%	July 31, 2019	1.05%
Intermediate Duration	N/A	N/A	0.75
N/A	– Not applicable.

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the following Fund engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	All- American	Short Term
Purchases	$6,061,120	$2,116,560
Sales	—	—

252

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Sales charges collected (Unaudited)	$3,535,491	$27,581	$794,960	$992,673	$142,272
Paid to financial intermediaries (Unaudited)	3,359,569	25,897	764,771	954,981	137,686

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Commission advances (Unaudited)	$2,731,455	$24,553	$772,616	$944,902	$123,584

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
12b-1 fees retained (Unaudited)	$542,892	$6,524	$126,205	$258,031	$14,199

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
CDSC retained (Unaudited)	$99,421	$3,396	$55,837	$175,610	$44,999

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% (1.25% prior to July 27, 2017) per annum or (b) the Fed Funds rate plus 1.00% (1.25% prior to July 27, 2017) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

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Notes to Financial Statements (continued)

During the current fiscal period, the following Funds utilized this facility. The Fund’s maximum oustanding balance during the utilization period was as follows:

	All- American	Intermediate Duration	Limited Term
Maximum Outstanding Balance	$5,406,923	$24,700,000	$84,900,000

During each Fund’s utilization periods, during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	All- American	Intermediate Duration	Limited Term
Average daily balance outstanding	$5,406,923	$14,050,393	$36,232,504
Average annual interest rate	2.56%	2.58%	2.45%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable. None of the other Funds utilized this facility during the current fiscal period.

9. New Accounting Pronouncements

Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

10. Subsequent Events

Effective July 2018, Class C and Class C2 Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C and Class C2 Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the each share classes without the imposition of a sales charge or fee. The automatic conversion of Class C and Class C2 Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

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Additional Fund Information

(Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodians

State Street Bank & Trust
Company

One Lincoln Street

Boston, MA 02111

U.S. Bank National Association

1555 North RiverCenter Drive

Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

255

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Bloomberg Barclays 1-10 Year Municipal Bond Index: An unmanaged index comprised of investment-grade municipal bonds with maturity dates of more than 1 year and less than 10 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Industrial Development Revenue Bond (IDR) – A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

Inflation Linked Swap: A contractual agreement between two counterparties under which one party agrees to make periodic interest payments to the other for an agreed period of time based on a fixed rate (alternatively, a floating rate based on an interest rate index), while the other party agrees to make periodic payments based on a floating rate of interest based on the Consumer Price Index.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

256

Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short-Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short-Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturities between 6 months and 3.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short-Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 1 and 7.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Weighted Average Maturity: The average time to maturity of debt securities held in a Fund.

Weighted Average Portfolio Duration: The weighted average duration, including the effects of leverage, of a fund’s bonds and loans, which is a measure of the fund’s price sensitivity expressed in years.

257

Glossary of Terms Used in this Report (Unaudited) (continued)

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

258

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Directors or Trustees (as the case may be) (each, a “Board,” and each Director or Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the applicable advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of its respective Fund(s), including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; payments to intermediaries such as 12b-1 fees, sub-transfer agency fees and other payments; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on any performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”) and with a more focused subset of the Peer Universe (the “Peer Group”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining

259

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to open-end Nuveen funds, such initiatives also included, but were not limited to, (a) implementing the multi-class solutions platform through the launch of several multi-asset income funds; (b) creating new share classes on several funds, including Nuveen All-American Municipal Bond Fund (the “All-American Fund”), to potentially attract new clients and respond to regulatory developments; (c) reviewing the pricing of the open-end product line which resulted in the reduction of the management fee and/or temporary expense cap for various funds; (d) lowering the sales load breakpoints on certain municipal open-end funds to make them more competitive in the marketplace; (e) modifying the investment policies of various funds; and (f) creating a new product line of exchange-traded funds (“ETFs”).

With respect to municipal funds, the Independent Board Members also appreciated, in particular, the astute portfolio management of the municipal funds with respect to the Puerto Rico debt crisis.

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize

260

leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members. The Independent Board Members also noted that although the open-end funds offer multiple classes and the performance data was based on Class A shares, the performance of the other classes of a fund should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

In reviewing the performance of the Nuveen municipal funds, the Board recognized the challenged and volatile conditions of the municipal market in the fourth quarter of 2016 which impacted the performance of many of the municipal funds. The Board further considered that the municipal market had generally rebounded in the first quarter of 2017. In reviewing the performance of the municipal funds, the Board considered the impact of the market conditions.

For the All-American Fund, the Board noted that the Fund had performed well against its Performance Peer Group, ranking in the second quartile in the one-year period and first quartile in the three- and five-year periods. Although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Inflation Protected Municipal Bond Fund (the “Inflation Protected Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-year period, the third quartile in the three-year period and second quartile in the five-year period. The Board also noted that the Fund outperformed its benchmark in these periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Intermediate Duration Municipal Bond Fund (the “Intermediate Fund”), the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the one-year period and underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in the second quartile in the three-year period and first quartile in the five-year period. The Board was satisfied with the Fund’s overall performance.

For Nuveen Limited Term Municipal Bond Fund (the “Limited Term Fund”), the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the one-year period and underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in the third quartile in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Short Term Municipal Bond Fund (the “Short Term Fund”), the Board noted that, although the Fund underperformed its benchmark in the one-, three- and five-year periods, it ranked in its Performance Peer Group in the third quartile in the one-year period, second quartile in the three-year period, and first quartile in the five-year period. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross management fees and after taking into effect any expense limitation arrangement and/or fee waivers (to the extent applicable), the net management fees paid by the Funds. The Board further considered the net total expense ratio of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratio with those of a Peer Universe and/or Peer Group, as applicable. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe or Peer

261

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Group; changes each year of funds comprising the Peer Universe and Peer Group; and levels of expense reimbursements and fee waivers. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted that the All-American Fund, the Intermediate Fund and the Limited Term Fund each had a net management fee that was in line with its respective peer average and a net expense ratio below its respective peer average, the Inflation Protected Fund had a net management fee and net expense ratio below the peer average, and the Short Term Fund had a net management fee slightly higher than its peer average but a net expense ratio in line with the peer average.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board was aware that as a result of a review of the pricing of the Nuveen open-end funds, the management fees and/or expense caps of various open-end funds had been reduced in 2016. The Independent Board Members also took into account any expense reimbursements and/or fee waivers provided by Nuveen. In addition, the Independent Board Members recognized that the fund-level breakpoint schedules of the Nuveen open-end funds recently were revised resulting in the addition of more breakpoints in the management fee schedules of the funds. The Board recognized that the revised schedules would provide for the potential of additional savings for shareholders if the respective fund’s assets under management grow and actual savings for the Intermediate Fund given its level of assets under management and the applicable revised schedule.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include municipal separately managed accounts and passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex.

The Board recognized that each Fund had an affiliated sub-adviser. In reviewing the fee rates assessed to other clients, with respect to affiliated sub-advisers, the Board reviewed, among other things, the range of fees and average fee rates assessed for managed accounts.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, product distribution, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. With respect to affiliated sub-advisers, the Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

262

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. As noted, the Board had recently approved revised fund-level breakpoint schedules for the Nuveen open-end funds which resulted in additional breakpoints added to the breakpoint schedules and therefore the potential for additional savings as a fund’s asset level grows and immediate savings for the Intermediate Fund.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Inflation Protected Fund and the Intermediate Fund through their temporary and/or permanent expense caps. The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee waivers and expense reimbursements (if applicable), as well as fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year. In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the

263

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the principal underwriter for the open-end funds providing distribution and shareholder services to the funds for which it may be compensated through sales charges and distribution fees and shareholder services fees pursuant to the funds’ Rule 12b-1 distribution and service plan or otherwise. The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the calendar year ending December 31, 2016.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

264

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at eleven. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “independent Trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	171
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	171
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	171
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	171

265

Trustees and Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	171
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	171
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	171
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	171
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	171

266

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	169

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	171

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	85
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).	171
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	171
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (May 2012-April 2017).	171
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Chartered Financial Analyst.	171

267

Trustees and Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	171
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	171
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	171
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	171
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (Since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	171
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	171

268

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	171

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex. Terence J. Toth has been appointed Chairman of the Board to take effect July 1, 2018.
(2)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

269

Notes

270

Notes

271

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MAN-NAT-0318D 491825-INV-Y-05/19

Mutual Funds

31 March

2018

Nuveen Municipal Bond Funds

Fund Name	Class A	Class C	Class C2	Class R6	Class I
Nuveen High Yield Municipal Bond Fund	NHMAX	NHCCX	NHMCX	NHMFX	NHMRX
Nuveen Short Duration High Yield Municipal Bond Fund	NVHAX	NVCCX	NVHCX	—	NVHIX
Nuveen Strategic Municipal Opportunities Fund	NSAOX	NSCOX	—	—	NSIOX

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NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Table

of Contents

Chairman’s Letter to Shareholders

Dear Shareholders,

After a prolonged absence, volatility has returned to the markets in 2018. Last year, the markets seemed willing to shrug off any bad news. But in the first few months of 2018, a backdrop of greater economic uncertainty has made markets more reactive to daily headlines. As interest rates have moved off of historic lows and inflation has ticked higher, the economy’s ability to withstand tighter financial conditions is hard to predict. At the same time, there are concerns that the newly enacted tax reform could overheat the economy. How the U.S. Federal Reserve (Fed) will manage these conditions is under intense scrutiny, particularly in light of the Fed’s leadership change in February 2018.

Growth forecasts for the world’s major economies remain expansionary, although some indicators have pointed to slower momentum this year. Moreover, inflationary pressures and tightening financial conditions could become headwinds, and trade policy and geopolitics remain uncertain. A trade war has implications for both the supply and demand sides of the economy, which complicates the outlook for businesses, consumers and the economy as a whole.

While the risks surrounding trade, monetary and fiscal policy may have increased, there is still opportunity for upside. Recession risk continues to look low, global economies are still expanding and corporate profits have continued to be healthy. Fundamentals, not headlines, drive markets over the long term. And, it’s easy to forget the relative calm over the past year was the outlier. A return to more historically normal volatility levels is both to be expected and part of the healthy functioning of the markets.

Context and perspective are important. If you’re investing for long-term goals, stay focused on the long term, as temporary bumps may smooth over time. Individuals that have shorter timeframes could also benefit from sticking to a clearly defined investment strategy with a portfolio designed for short-term needs. Your financial advisor can help you determine if your portfolio is properly aligned with your goals, timeline and risk tolerance, as well as help you differentiate the noise from what really matters. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 21, 2018

Portfolio Managers’ Comments

Nuveen High Yield Municipal Bond Fund

Nuveen Short Duration High Yield Municipal Bond Fund

Nuveen Strategic Municipal Opportunities Fund

These Funds feature management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. John V. Miller, CFA, has managed the Nuveen High Yield Municipal Bond Fund since 2000. John, along with Timothy T. Ryan, CFA, and Steven M. Hlavin, have managed the Nuveen Short Duration High Yield Municipal Bond Fund since its inception in 2013, while John and Tim have managed the Nuveen Strategic Municipal Opportunities Bond Fund since its inception in 2014.

Recently, the portfolio managers reviewed economic and market conditions, key investment strategies, and the Fund’s performance for the twelve-month reporting period ended March 31, 2018.

What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended March 31, 2018?

After hovering near an annual pace of 3% for most of the reporting period, U.S. gross domestic product (GDP) growth cooled to 2.3% in the first quarter of 2018, according to the Bureau of Economic Analysis “advance” estimate. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. A beginning-of-the-year slowdown was expected given the seasonal trend of slower first quarter growth seen over the past few years and the delayed impact of tax cuts on workers’ paychecks.

Nevertheless, consumer spending, boosted by employment and wage gains, continued to drive the economy. The Atlantic coast hurricanes in September and October 2017 temporarily weakened shopping and dining out activity, but rebuilding efforts had a positive impact on the economy. Although business investment slowed in early 2018 from the gains seen in the second half of 2017, business sentiment remained strong and hiring continued to boost employment. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.1% in March 2018 from 4.5% in March 2017 and job gains averaged around 188,000 per month for the past twelve months. While the jobs market has continued to tighten, wage growth has remained lackluster during this economic recovery. However, the January jobs report revealed an unexpected pickup in wages, which triggered a broad sell-off in equities, despite tame inflation readings. The Consumer Price Index (CPI) increased 2.4% over the twelve-month reporting period ended March 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.1% during the same period, slightly above the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

The housing market also continued to improve with low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.3% annual gain in February 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 6.5% and 6.8%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in March 2018, was the sixth rate hike since December 2015. In addition, in October 2017, the Fed began reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. At the March meeting, the Fed kept its projection for three interest rate increases in 2018. However, investors remained concerned that the 2017 Tax Cuts and Jobs Act fiscal stimulus and a recent pick-up in inflation have increased the risk of a Fed policy misstep.

The markets also continued to react to geopolitical news. Protectionist rhetoric had been garnering attention across Europe, as anti-European Union (EU) sentiment featured prominently (although did not win a majority) in the Dutch, French, German and Italian elections held in 2017 and early 2018. In March, the U.S.’s surprise announcement of steel and aluminum tariffs, followed by China’s retaliatory measures, sparked fears of a trade war and added uncertainty to the ongoing North American Free Trade Agreement (NAFTA) talks. Also in March 2018, the U.K. and EU agreed in principle to the Brexit transition terms, opening the door to the next round of negotiation dealing with trade and security issues. The U.S. Treasury issued additional sanctions on Russia (announced in April 2018, after the close of the reporting period) and speculation increased that Iran would be next.

The broad municipal bond market gained moderately in this reporting period, although not without volatility. For most of the reporting period, municipal bonds continued to rebound from the post-election sell-off in the fourth quarter of 2016. After President Trump’s surprising win, bond markets repriced his reflationary fiscal agenda, driving interest rates higher. Municipal bonds suffered a surge in investor outflows due to speculation that the Trump administration’s tax reform proposals could adversely impact municipal bonds.

However, the economy sustained its moderate growth with low inflation, an improving jobs market and modest wage growth, and progress on the White House’s agenda was slow. This backdrop helped municipal bond yields and valuations return to pre-election levels and reverse the trend of outflows. Fundamental credit conditions continued to be favorable overall, while the ongoing high-profile difficulties in Puerto Rico, Illinois and New Jersey were contained.

After the new administration’s health care and immigration reforms met obstacles, Congress refocused on tax reform initiatives in the latter months of 2017. Early drafts of the bill fostered significant uncertainty about the impact on the municipal bond market, leading municipal bonds to underperform taxable bonds in December and provoking issuers to rush bond offerings ahead of the pending tax law. Issuance in December reached an all-time high of $62.5 billion, exacerbating the market’s price decline during the month. However, all of the supply was absorbed and municipal bond valuations subsequently returned to more typical levels.

The final tax reform legislation signed on December 27, 2017 largely spared municipal bonds and was considered neutral to positive for the municipal market overall. Notably, a provision that would have eliminated the tax-preferred status of 20 to 30% of the municipal bond market was not included in the final bill. Moreover, investors were relieved that the adopted changes apply only to newly issued municipal bonds and also could be beneficial from a technical standpoint. Because new issue advance refunding bonds are no longer tax exempt, the total supply of municipal bonds will decrease going forward, boosting the scarcity value of existing municipal bonds. The new tax law also caps the state and local tax (SALT) deduction for individuals, which will likely increase demand for tax-exempt municipal bonds, especially in states with high income and/or property taxes.

Following the issuance surge in late 2017, issuance remained sharply lower in early 2018. However, the overall balance of municipal bond supply and demand remained advantageous for prices. Municipal bond issuance nationwide totaled $406.9 billion in this reporting period, an 8.3% drop from the issuance for the twelve-month reporting period ended March 31, 2017. The robust pace of issuance seen since the low volume depths of 2011 began to moderate in 2017 as interest rates moved higher. Despite the increase, the overall level of interest rates still remained low, encouraging issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.

Despite the volatility surrounding the potential tax law changes, demand remained robust and continued to outstrip supply. Low global interest rates have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. As a result, municipal bond fund inflows steadily increased in 2017 overall.

How did the Funds perform for the twelve-month reporting period ended March 31, 2018?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the one-year, five-year, ten-year and/or since-inception periods ended March 31, 2018. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of their corresponding benchmark and Lipper classification average.

For the reporting period, all three Funds outperformed their respective benchmark index and Lipper classification average.

What strategies were used to manage the Funds during the reporting period, and how did these strategies influence performance during the twelve-month reporting period ended March 31, 2018?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen High Yield Municipal Bond Fund

For the twelve-month reporting period ended March 31, 2018, the Nuveen High Yield Municipal Bond Fund’s Class A Shares at NAV outperformed both the S&P Municipal Yield Index and the Lipper High Yield Municipal Debt Funds Classification Average.

The Fund benefited from favorable duration (interest rate) and yield curve positioning. Modestly declining long-term rates coupled with rising short-term rates led to a flattening yield curve. Accordingly, the Fund’s increased exposure to long-maturity bonds added value in light of these issues’ relative outperformance. Our forward interest rate swap contracts also contributed to results. These derivative securities allowed us to keep duration at our target level while allowing us to maintain exposure to long-dated bonds we continued to find attractive. The Fund also managed the duration of its portfolio by shorting interest rate futures contracts which had a negligible impact on performance during the reporting period.

Credit selection and sector positioning were main drivers of the Fund’s relative outperformance during the reporting period. Credit spreads narrowed during the reporting period, indicating that investors were willing to accept less income in exchange for taking on credit risk. Such an environment benefited the types of lower rated, higher yielding bonds we regularly favor for this Fund. At various times during the reporting period, the Fund used credit default swap contracts to purchase credit protection on certain credits, or to take on credit risk on other credits and earn a commensurate credit spread. The use of credit default swaps had a negligible impact on the Fund’s performance during the reporting period.

In terms of individual securities, we saw particularly strong results with our investments in bonds for the Chicago Public Schools (CPS) and, to a lesser extent, general obligation (GO) debt of the City of Chicago. In resolving its budget stalemate last summer, the State of Illinois agreed to reform education funding, a move that disproportionately benefited the Chicago school district and boosted its perceived credit quality. Credit spreads on CPS bonds significantly narrowed in response. Also as part of the state’s budget agreement, the City of Chicago was able to lower its debt costs by refinancing some of its GO bonds, improving the issuer’s financial position and making the bonds more attractive to the market. Another source of strength was our exposure to various corporate-backed industrial development revenue bonds. This category benefited from continued favorable economic conditions and several individual holdings in the sector provided particularly strong results for the Fund.

Portfolio Managers’ Comments (continued)

The Fund benefited from a position in debt issued for truck manufacturer Navistar International Corporation, whose bonds were lifted by a combination of the global economic recovery, a major equity investment from Volkswagen, which gave the market more confidence in Navistar’s underlying credit quality and a refinancing deal that provided our shareholders with greater security features and an increase in the bonds’ coupon income. Other corporate-backed bonds to make meaningful performance contributions this reporting period included bonds issued for Iowa Fertilizer Company and aluminum manufacturer Alcoa, both of which experienced better business conditions leading to significant credit spread tightening.

Tobacco-securitization bonds, to which the Fund had meaningful exposure, were strong performers during the reporting period. A number of longer duration tobacco bonds trading at discounts were called at par; this was a significantly positive performance factor, given that these types of structures represent the riskiest, most volatile securities in the sector. The Fund’s tobacco holdings fared very well in absolute terms, though our underweighting in the category was a modest detractor on a relative basis. Another notable positive impact came from no exposure to bonds of Puerto Rico, which are well represented in the S&P Municipal Yield Index. Puerto Rico debt significantly lagged during the full reporting period, hitting all-time lows in late 2017 before the securities regained some lost value in the first quarter of 2018.

Although most of the Fund’s individual holdings fared well, we did also experience a couple of noteworthy individual credit related challenges. The Fund’s investment in South Carolina Jobs – Economic Development Authority bonds for VIVA Recycling did not work well for the Fund. Bonds for this tire recycling facility struggled as the issuer experienced operational problems and went into default. Fortunately, this was a small position in the portfolio, thus limiting its impact on our relative performance. Also detracting were New Hope Cultural Education Facilities Finance Corporation bonds, issued for a new student housing facility at Texas A&M University. The facility fell short of its initial occupancy targets, causing its bonds to decline. As of the end of the reporting period, we continued to have confidence in the facility’s longer-term prospects and were maintaining our investment.

In managing the portfolio, we experienced significant new investment inflows and bond calls during the reporting period, providing us with proceeds requiring investment. For most of the reporting period and especially in the fourth quarter of 2017, we encountered substantial new-issue supply. This provided us with multiple opportunities to invest in attractively yielding bonds backed by stable credit quality and the potential for credit spread narrowing, the characteristics we regularly seek out. Throughout the reporting period, we continued to actively invest in community development district, land-secured and infrastructure-related bonds, all of which tend to be core holdings for the Fund.

We also took advantage of special situations, whereby we could invest in projects that we believed had good potential that was going unrewarded by the municipal bond market. Two notable examples of our investment process at work included bonds for the American Dream retail and entertainment complex in New Jersey’s Meadowlands and the Brightline rail project in South Florida. In both cases, we believed that the market’s legitimate questions about each project were already more than reflected in the bonds’ prices. After conducting thorough research on these projects, we identified a number of underlying strengths that, in our opinion, were not being fully considered by investors. As a result, we had the opportunity to establish meaningful investments in these and other bonds at prices we found attractive relative to the issuers’ credit risks.

Impact of Nuveen High Yield Municipal Bond Fund Leveraging Strategy on Performance

One important factor impacting the returns of the Nuveen High Yield Municipal Bond Fund relative to its comparative benchmarks was the Fund’s use of leverage (more detail is provided later in the report) through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total returns, particularly in the recent market environment where short term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been lower than the interest the Fund has been earning on its portfolio of long term bonds that it has bought with the proceeds of that leverage. However, use of leverage also exposes the Fund to additional price volatility. When the Fund uses leverage, it will experience a greater increase in its NAV if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its NAV if the bonds acquired through leverage decline in value, which will make the Fund’s NAV more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease, unlike unlevered funds, when short-term interest rates increase and increase when short-term interest rates decrease, and leverage would serve to reduce the Fund’s income if short-term interest rates were to rise such that they exceed the net income earned on the bonds purchased with the proceeds of leverage. As of March 31, 2018 the effective leverage was 20.2%, which is within our expected range and regularly monitored.

The Fund’s use of leverage through inverse floating rate securities had a positive impact on performance over this reporting period.

Nuveen Short Duration High Yield Municipal Bond Fund

For the twelve-month reporting period ended March 31, 2018, the Nuveen Short Duration High Yield Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Short Duration Municipal Yield Index, which has 80% of its market value in bonds rated BBB/Baa or lower.

The Fund also outperformed the Lipper High Yield Municipal Debt Funds Classification Average. Note that the Lipper average includes bonds across the entire yield curve, while the Fund focuses on short-duration investments.

During the reporting period, security selection contributed substantially to relative performance, led by the Fund’s overweighted exposure to bonds of the Chicago Board of Education for the Chicago Public Schools and, to a lesser extent, general obligation (GO) bonds of the City of Chicago, both of which posted much better-than-average returns. The market increasingly recognized improvements in the credit profiles of the issuers after the State of Illinois resolved its budget stalemate and put the Chicago school district on financial parity with the rest of the state. However, our decision to overweight Illinois GO bonds slightly detracted from relative performance; unlike the Chicago issues, these holdings underperformed.

Meanwhile, our exposure to bonds of FirstEnergy Solutions Corp. generally added value. Shorter-maturity holdings in FirstEnergy Solutions, which were valued at significant discounts to par at the beginning of the reporting period, were paid at par in June 2017, resulting in substantial appreciation for such securities. We also owned longer-maturity bonds issued by the electric provider, which posted modest losses for the reporting period. FirstEnergy Solutions Corp. and all of its subsidiaries filed for protection under chapter 11 of the U.S. Bankruptcy Code. FirstEnergy Solutions and its subsidiaries specialize in coal and nuclear energy production. It is one of the main energy producers in the state of Ohio and a major energy provider in Pennsylvania. Because of the challenging market environment for nuclear and coal power in the face of inexpensive natural gas, FirstEnergy announced in late 2016 that it would begin a strategic review of its generation assets. FirstEnergy Solutions is a unique corporate issuer in that the majority of its debt was issued in the municipal market to finance pollution control and waste disposal for its coal and nuclear plants. Certain shorter-maturity holdings in FirstEnergy Solutions, which valued at significant discounts to par value at the beginning of the reporting period, were paid at par in June 2017, resulting in substantial appreciation for such securities. We also owned longer-maturity bonds issued by FirstEnergy Solutions, which posted modest losses for the reporting period as the issuer took steps toward seeking bankruptcy protection which occurred in the final day of the reporting period. A substantial amount of bondholders, of which Nuveen is included, entered into an “Agreement in Principal” with FirstEnergy Solutions’ parent, FirstEnergy Corp., to resolve potential claims that bondholders may have against FirstEnergy Corp. The agreement is subject to the approval of the FirstEnergy Corp. board of directors, FirstEnergy Solutions and the bankruptcy court.

Credit quality positioning also lifted the Fund’s performance, with the portfolio’s overweighting in below investment grade and non-rated bonds providing the biggest boost. The Fund’s higher yielding, short-duration investments benefited from a favorable supply and demand imbalance; investors increasingly gravitated toward them in search of yield, even amid scarce supply of the securities. In addition, our security selection among below investment grade and non-rated bonds was also advantageous, as our holdings in these categories outpaced similar securities in the index.

Sector selection was beneficial as well. Overweighting the strong performing industrial development revenue/pollution control revenue (IDR) segment contributed to the Fund’s outperformance of the index. Likewise, the Fund’s overweighing in dedicated-tax bonds, particularly the Chicago-related holdings was advantageous. In contrast, the Fund’s underweighting in utility bonds detracted, as the sector outperformed. Specifically, we were hurt by not owning Puerto Rico utility bonds, which comprise the majority of the public power sector in the index and performed quite well. Additionally, the Fund’s overweighting in tobacco securities helped, as the shorter-maturity part of the sector outpaced similar securities in other sectors.

We saw a solid contribution from the Fund’s yield curve positioning. Although we maintained a duration essentially neutral to that of the index throughout the reporting period, we kept the portfolio’s average maturity longer than that of the benchmark. We continued to emphasize bonds at the longer end of short-duration investment universe, as we sought to take advantage of the higher

Portfolio Managers’ Comments (continued)

yields that bonds with maturities from seven to ten years were offering. We simultaneously underweighted shorter-maturity bonds, which we believed would be more vulnerable to potential increases in the federal funds rate. As the yield curve flattened, this strategy worked out well for the Fund.

In seeking high current income exempt from regular federal income taxes, the Fund invests in predominantly lower rate municipal bonds while maintaining a weighted-average effective portfolio duration of less than 4.5 years. When appropriate, the Fund may also use leverage in an opportunistic manner through the use of inverse floating rate securities.

By design, the duration of the Fund is controlled to limit the impact of interest rate movements on performance, making this a potential option for investors who wish to add exposure to high yield municipal bonds to their portfolios, while limiting their interest rate risk. Consistent with this mandate, the Fund’s duration remained relatively stable and close to four years throughout the reporting period.

The Fund had sizable new investment inflows. With these proceeds, as well as those from bond maturities and calls, we actively purchased bonds in both the primary and secondary marketplaces. Although we steadily added new bonds to the portfolio as we saw opportunities throughout the reporting period, we were particularly active purchasers in late 2017. We saw valuations at that time as particularly attractive due to heavy supply, as issuers brought forward new bond issuance in advance of potential tax-law changes that were expected to take place in 2018. Our purchases were focused on lower rated bonds, particularly in the land-secured, charter school, health care and IDR sectors. One notable addition to the Fund during the reporting period was Brightline, a privately funded rail project in South Florida.

When we sold bonds, we typically did so to improve the portfolio’s income and support the Fund’s dividend. We traded certain lower yielding bonds purchased in lower rate environments with similar securities offering higher, prevailing yields. Also, during episodic periods of scarcity of short-term high-yield municipal bonds, we sold securities at what we viewed as favorable prices.

During the reporting period, we invested in forward interest rate swaps and interest rate futures contracts to manage the duration of the portfolio, and these investments had a neglible impact on the Fund’s performance.

At various times during the reporting period, the Fund used credit default swap contracts to take on credit risk to certain credits and earn a commensurate credit spread. From time to time the Fund may also use credit default swaps to purchase credit protection on certain credits, however this was not done during the reporting period. The use of credit default swaps had a negligible impact on the Fund’s performance during the reporting period.

Nuveen Strategic Municipal Opportunities Fund

For the twelve-month reporting period ended March 31, 2018, the Nuveen Strategic Municipal Opportunities Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Index and the Lipper General & Insured Municipal Debt Funds Classification Average.

Credit quality positioning had a meaningfully positive influence on the Fund’s performance relative to the benchmark. In an environment of continued historically low yields, investors further embraced lower rated, higher income generating securities over their higher quality, lower yielding counterparts. Against this backdrop, increased exposure to bonds with lower and below investment grade credit ratings contributed, as did our relative underweighting in bonds with credit ratings of AAA and AA, the two highest quality tiers.

Sector allocation and security selection also boosted overall results. Relative underweightings in state and local general obligation (GO) and lease-backed debt contributed amid both categories’ relative underperformance. Simultaneously, those GO and lease-backed bonds we did choose to own collectively outperformed the index, which further added to relative performance. Meanwhile, we were overweighted in various other strong performing sectors, such as dedicated-tax and special-assessment revenue, education, health care, transportation and corporate-backed industrial development revenue bonds. An overweight in tobacco-securitization bonds also contributed, even as our more limited exposure to long-duration, zero coupon issues held back results.

Despite some smaller individual challenges, security selection was a big overall positive. Among transportation bonds, the Fund benefited from a lower rated, higher yielding bond issue of Brightline, a Florida rail project that produced strong performance this reporting period. We also saw outsized gains from Chicago Board of Education and City of Chicago GO bonds, about which investors had developed a more favorable credit outlook. Debt for the forthcoming American Dream retail and entertainment complex in New Jersey’s Meadowlands was another strong investment for the Fund this reporting period.

In contrast, a few of our holdings did not meet our expectations, including New York zero coupon Metropolitan Transit Authority bonds, which experienced some spread widening subsequent to our purchase in late 2017. Another notable detractor was an investment in New Hope Cultural Education Facilities Finance Corporation bonds, issued to finance a new student housing facility at Texas A&M University. Although the facility has not yet met its occupancy targets, as of the end of the reporting period we remain confident in its long-term prospects and believe it has the potential for better future results.

Duration and yield curve positioning also worked in the Fund’s favor during this reporting period. Our portfolio’s slightly longer-than-benchmark duration (interest rate sensitivity) added value during the reporting period, given that long-term rates fell overall. More specifically, the Fund’s underweighting in bonds with durations of six years and less added value in light of those securities’ underperformance amid rising short-term rates. Our simultaneous overweighting in bonds with durations exceeding six years also contributed, as longer-term securities generally outperformed shorter-term issues.

Of final note, our use of U.S. Treasury futures detracted from the Fund’s results. We employed these derivative securities to hedge the portfolio’s duration while enabling us to continue to own positions we otherwise found attractive. As bond yields increased, our futures position detracted from results. The Nuveen Strategic Municipal Opportunities Fund has latitude, within its prospectus limits to take advantage of changing market opportunities across the municipal bond landscape. The Fund is able to invest across any credit quality or maturity range, and it may utilize derivative strategies or leverage.

In managing the Fund throughout the reporting period, we continued to seek out lower rated, higher yielding investment opportunities. Due to our confidence in Nuveen’s municipal bond research resources and capabilities, we typically maintain overweightings in lower and below investment grade bonds, as we believe that focusing on these credit tiers allows us to add the most value for shareholders. At various times throughout the reporting period, however, narrowing credit spreads encouraged us to temporarily favor higher quality bonds in light of what we saw as their better risk/reward trade-offs.

In fact, over the course of the full reporting period, the Fund’s allocation to higher rated credit tiers grew, with an increase in exposure to investment grade bonds (bonds rated BBB and above). Part of this increase reflected a reduction in our tobacco-securitization bond holdings. This volatile sector had been a consistent outperformer in recent years and we took advantage of strong pricing to reduce exposure to the lower rated category, reinvesting proceeds elsewhere in the marketplace.

At various times during the reporting period, the Fund used credit default swap contracts to purchase credit protection on certain credits, or to take on credit risk on other credits and earn a commensurate credit spread. The use of credit default swaps had a negative impact on the Fund’s performance during the reporting period.

In the fourth quarter of 2017, municipal bond investors encountered a rush of supply, as issuers faced uncertainty about how federal tax reform legislation could affect the municipal bond market. Issuers responded by bringing new bond supply to market earlier than expected. As a result, we saw substantial new issuance of municipal bonds in late 2017. The large amount of supply, coupled with uncertainty about the near-term prospects for tax-exempt debt, led to a number of new opportunities for us to purchase bonds, including a larger number of lower rated issues, which we found attractive at favorable prices.

Keeping with this Fund’s active mandate, throughout the reporting period we pursued investments across multiple areas of the municipal bond market, taking advantage of opportunities in both the new-issue and secondary municipal bond markets. In keeping with our desire to keep the Fund’s duration close to that of the index, new purchases took place across a range of maturities.

Although we were underweighted in the GO debt category, we did focus selectively on individual issuers we believed were offering especially good value. The most notable example was our willingness to build positions in Chicago Board of Education and City of Chicago bonds. Although both issuers carried legitimate credit risk, we also believed their bonds were being unduly punished by the market, providing what we saw as a compelling investment opportunity. As mentioned earlier, our stake in both issuers had a significantly positive impact on the Fund’s results this reporting period.

Proceeds for new purchases came from bond calls and new shareholder inflows. In addition, during the first half of the reporting period, when the supply of bonds we found attractively priced had fallen off, we had built up the Fund’s position in cash and cash equivalents, which, due to rising short-term rates, had become a bit more attractive than in the past. These cash holdings provided us with a ready source of funds when opportunities in the municipal bond market expanded in the second half of the reporting period. We also periodically sold longer-dated securities to keep the Fund’s duration within our desired range.

Risk Considerations and Dividend Information

Risk Considerations

Nuveen High Yield Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due.

The Fund concentrates in non-investment-grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share net asset value (NAV), market price, distributions and returns. There is no assurance that the Fund’s leveraging strategy will be successful.

Nuveen Short Duration High Yield Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due.

The Fund concentrates in non-investment-grade and unrated bonds with shorter maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund may engage in a moderate amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share net asset value (NAV), market price, distributions and returns. There is no assurance that the Fund’s leveraging strategy will be successful.

Nuveen Strategic Municipal Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The Fund is subject to interest rate risk; as interest rates rise, bond prices fall. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. The use of derivatives involves substantial financial risks and transaction costs. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. The Fund periodically engages in a significant amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk. These and other risk considerations, such as alternative minimum tax, call, defaulted bond, income, municipal bond market liquidity, municipal lease obligations, other investment companies, political and economic, tax, and zero coupon bonds risks, are described in detail in the Fund’s prospectus.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of March 31, 2018, the Funds had positive UNII balances for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance, Expense Ratios and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow, on a typically transient basis, in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Effective July 2018, subsequent to the close of the reporting period, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	7.68%	5.56%	5.30%
Class A Shares at maximum Offering Price	3.18%	4.65%	4.85%
S&P Municipal Yield Index	4.81%	4.31%	5.67%
Lipper High Yield Municipal Debt Funds Classification Average	5.03%	3.83%	4.75%

Class C2 Shares	7.15%	4.98%	4.72%
Class I Shares	7.87%	5.76%	5.50%

	Average Annual
	1-Year	Since Inception
Class C Shares	6.88%	6.58%
Class R6 Shares	8.00%	2.80%

Since inception returns for Class C Shares are from 2/10/14. Since inception returns for Class R6 Shares are from 6/30/16. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $500,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Expense Ratios	0.88%	1.68%	1.43%	0.66%	0.68%

Effective Leverage Ratio as of March 31, 2018

Effective Leverage Ratio	20.19%

Growth of an Assumed $10,000 Investment as of March 31, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Short Duration High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2018

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	6.05%	3.60%	3.62%
Class A Shares at maximum Offering Price	3.40%	3.08%	3.11%
S&P Short Duration Municipal Yield Index	3.81%	3.30%	3.32%
Lipper High Yield Municipal Debt Funds Classification Average	5.03%	3.83%	3.73%

Class C Shares	5.07%	N/A	3.62%
Class C2 Shares	5.49%	3.04%	3.07%
Class I Shares	6.23%	3.81%	3.82%

Since inception returns for Class A, Class C2, and Class I Shares, and the index and Lipper average, are from 2/01/13. Since inception returns for Class C Shares are from 2/10/14. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.81%	1.62%	1.37%	0.62%

Effective Leverage Ratio as of March 31, 2018

Effective Leverage Ratio	1.66%

Growth of an Assumed $10,000 Investment as of March 31, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Strategic Municipal Opportunities Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2018

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	5.86%	3.80%
Class A Shares at maximum Offering Price	2.68%	2.85%
S&P Municipal Bond Index	2.53%	2.43%
Lipper General & Insured Municipal Debt Funds Classification Average	2.92%	2.25%

Class C Shares	5.00%	2.96%
Class I Shares	6.04%	3.98%

Since inception returns are from 12/16/14. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	0.98%	1.78%	0.78%
Net Expense Ratios	0.83%	1.63%	0.63%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.64% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to July 31, 2019 only with the approval of the Board of Trustees of the Fund.

Effective Leverage Ratio as of March 31, 2018

Effective Leverage Ratio	1.18%

Growth of an Assumed $10,000 Investment as of March 31, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Yields    as of March 31, 2018

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Nuveen High Yield Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class R6	Class I
Dividend Yield	4.94%	4.32%	4.60%	5.37%	5.37%
SEC 30-Day Yield	4.32%	3.71%	3.96%	4.75%	4.71%
Taxable-Equivalent Yield (28.0%)[2]	6.00%	5.15%	5.50%	6.60%	6.54%

Nuveen Short Duration High Yield Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.59%	2.86%	3.15%	3.86%
SEC 30-Day Yield – Subsidized	3.32%	2.61%	2.85%	3.61%
SEC 30-Day Yield – Unsubsidized	3.34%	2.63%	2.88%	3.63%
Taxable-Equivalent Yield – Subsidized (28.0%)[2]	4.61%	3.63%	3.96%	5.01%
Taxable-Equivalent Yield – Unsubsidized (28.0%)[2]	4.61%	3.63%	3.96%	5.01%

Nuveen Strategic Municipal Opportunities Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	3.18%	2.47%	3.46%
SEC 30-Day Yield – Subsidized	2.59%	1.88%	2.87%
SEC 30-Day Yield – Unsubsidized	2.47%	1.76%	2.75%
Taxable-Equivalent Yield – Subsidized (28.0%)[2]	3.60%	2.61%	3.99%
Taxable-Equivalent Yield – Unsubsidized (28.0%)[2]	3.43%	2.44%	3.82%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate shown in the respective table above.

Holding

Summaries    as of March 31, 2018

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen High Yield Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	110.5%
Common Stocks	1.0%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.0%
Other Assets Less Liabilities	1.4%
Net Assets Plus Floating Rate Obligations	112.9%
Floating Rate Obligations	(12.9)%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

U.S. Guaranteed	6.2%
AAA	0.1%
AA	14.3%
A	10.4%
BBB	9.8%
BB or Lower	26.2%
N/R (not rated)	32.2%
N/A (not applicable)	0.8%
Total	100%

Portfolio Composition

(% of total Investments)

Tax Obligation/Limited	26.0%
Health Care	13.9%
Education and Civic Organizations	11.8%
Tax Obligation/General	9.6%
Industrials	9.3%
Consumer Staples	8.2%
Transportation	5.9%
Other	15.3%
Total	100%

States and Territories

(% of total municipal bonds)

California	18.6%
Illinois	13.4%
Florida	10.9%
Colorado	6.5%
New York	6.1%
Wisconsin	5.7%
Ohio	4.8%
Texas	4.4%
New Jersey	2.6%
Pennsylvania	2.4%
Arizona	2.4%
Iowa	2.1%
Tennessee	1.5%
Other	18.6%
Total	100%

Holding Summaries as of March 31, 2018 (continued)

Nuveen Short Duration High Yield Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	97.7%
Short-Term Municipal Bonds	0.7%
Other Assets Less Liabilities	2.2%
Net Assets Plus Floating Rate Obligations	100.6%
Floating Rate Obligations	(0.6)%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

U.S. Guaranteed	5.8%
AA	1.5%
A	5.7%
BBB	15.2%
BB or Lower	28.9%
N/R (not rated)	42.9%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	25.0%
Education and Civic Organizations	11.5%
Health Care	10.3%
Tax Obligation/General	9.4%
Consumer Staples	8.6%
Transportation	7.9%
Utilities	6.9%
Industrials	6.7%
Long-Term Care	6.6%
Other	7.1%
Total	100%

States and Territories

(% of total municipal bonds)

Illinois	13.9%
Florida	11.2%
New Jersey	8.3%
California	8.0%
Ohio	5.4%
Texas	5.3%
Pennsylvania	5.2%
Wisconsin	4.8%
New York	4.3%
Arizona	3.5%
Massachusetts	3.1%
Colorado	3.1%
Iowa	2.5%
Indiana	1.7%
Other	19.7%
Total	100%

Nuveen Strategic Municipal Opportunities Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	97.0%
Short-Term Municipal Bonds	1.7%
Other Assets Less Liabilities	2.5%
Net Assets Plus Floating Rate Obligations	101.2%
Floating Rate Obligations	(1.2)%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AAA	6.4%
AA	21.6%
A	26.0%
BBB	14.3%
BB or Lower	15.1%
N/R (not rated)	16.6%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	20.2%
Utilities	18.9%
Transportation	13.0%
Health Care	12.5%
Tax Obligation/General	10.5%
Education and Civic Organizations	7.5%
Water and Sewer	6.2%
Industrials	5.2%
Other	6.0%
Total	100%

States and Territories

(% of total municipal bonds)

New York	18.0%
California	14.2%
Florida	9.5%
Texas	8.6%
South Carolina	5.8%
Wisconsin	4.2%
New Jersey	4.0%
Pennsylvania	3.8%
Illinois	3.7%
Colorado	3.4%
Tennesse	2.8%
Ohio	2.5%
Other	19.5%
Total	100%

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2018.

The beginning of the period is October 1, 2018.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen High Yield Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,015.20	$1,011.70	$1,013.00	$1,016.70	$1,016.10
Expenses Incurred During the Period	$4.02	$8.02	$6.78	$2.77	$3.02
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.94	$1,016.95	$1,018.20	$1,022.19	$1,021.94
Expenses Incurred During the Period	$4.03	$8.05	$6.79	$2.77	$3.02

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.80%, 1.60%, 1.35%, 0.55% and 0.60% for Classes A, C, C2, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Short Duration High Yield Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,012.10	$1,007.90	$1,009.40	$1,013.00
Expenses Incurred During the Period	$4.06	$8.06	$6.81	$3.06
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.89	$1,016.90	$1,018.15	$1,021.89
Expenses Incurred During the Period	$4.08	$8.10	$6.84	$3.07

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.61%, 1.36% and 0.61% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Strategic Municipal Opportunities Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,004.80	$1,000.70	$1,005.60
Expenses Incurred During the Period	$4.00	$7.98	$3.00
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.94	$1,016.95	$1,021.94
Expenses Incurred During the Period	$4.03	$8.05	$3.02

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.80%, 1.60% and 0.60% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nuveen Municipal Trust and Shareholders of Nuveen High Yield Municipal Bond Fund, Nuveen Short Duration High Yield Municipal Bond Fund and Nuveen Strategic Municipal Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen High Yield Municipal Bond Fund, Nuveen Short Duration High Yield Municipal Bond Fund and Nuveen Strategic Municipal Opportunities Fund (three of the Funds constituting Nuveen Municipal Trust, referred to hereafter as the “Funds”) as of March 31, 2018, the related statements of operations for the year ended March 31, 2018, the statements of changes in net assets for the year ended March 31, 2018, the period from May 1, 2016 to March 31, 2017 and the year ended April 30, 2016, and the statement of cash flows for Nuveen High Yield Municipal Bond Fund for the year ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for the year ended March 31, 2018, the period from May 1, 2016 to March 31, 2017 and the year ended April 30, 2016, the statement of cash flows for Nuveen High Yield Municipal Bond Fund for the year ended March 31, 2018, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois

May 29, 2018

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen High Yield Municipal Bond Fund

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 111.5%

	MUNICIPAL BONDS – 110.5%

	Alabama – 1.2%

$2,918	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big Sky Environmental LLC Project, Refunding Taxable Series 2017C., 0.000%, 9/01/37, 144A	6/18 at 100.00	N/R	$29

16,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big Sky Environmental LLC Project, Series 2017A., 6.750%, 9/01/37, 144A (Alternative Minimum Tax)	9/27 at 100.00	N/R	15,998,720

3,398	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big Sky Environmental LLC Project, Taxable Series 2017B., 6.750%, 9/01/37, 144A	9/27 at 100.00	N/R	3,277,744

10,000	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1993, 6.450%, 12/01/23 (Alternative Minimum Tax)	6/18 at 100.00	B3	9,999,500

3,865	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1994, 6.450%, 12/01/23 (Alternative Minimum Tax)	6/18 at 100.00	B3	3,865,155

10,000	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A	9/25 at 100.00	N/R	10,029,000

	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Methodist Home for the Aging, Refunding Series 2015-1:
1,350	5.750%, 6/01/35	6/26 at 100.00	N/R	1,499,148
2,500	5.750%, 6/01/45	6/26 at 100.00	N/R	2,750,750

1,900	Jefferson County Public Building Authority, Alabama, Lease Revenue Warrants, Series 2006, 5.125%, 4/01/19 – AMBAC Insured	6/18 at 100.00	Baa2	1,900,000

	Jefferson County, Alabama, Sewer Revenue Warrants, Capital Appreciation Subordinate Lien Series 2013F:
2,400	0.000%, 10/01/46	10/23 at 105.00	BBB–	2,003,328
34,000	0.000%, 10/01/50	10/23 at 105.00	BBB–	28,319,280

	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013C:
16,370	0.000%, 10/01/38 – AGM Insured	10/23 at 105.00	AA	14,220,455
5,000	0.000%, 10/01/42 – AGM Insured	10/23 at 105.00	AA	4,324,700
2,520	0.000%, 10/01/46 – AGM Insured (4)	10/23 at 105.00	AA	2,176,121
10,000	0.000%, 10/01/50 – AGM Insured	10/23 at 105.00	AA	8,630,800

34,800	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013D, 6.000%, 10/01/42	10/23 at 105.00	BBB–	40,360,344

1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013E, 0.000%, 10/01/35	10/23 at 41.20	BBB–	309,740

31,835	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	31,843,595

9,500	Phoenix City Industrial Development Board, Alabama, Environmental Improvement Revenue Refunding Bonds, MeadWestvaco Coated Board Project, Series 2012A, 4.125%, 5/15/35 (WI/DD, Settling 4/19/18) (Alternative Minimum Tax)	11/22 at 100.00	BBB	9,645,350

7,760	Selma Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, Zilkha Biomass Selma LLC Project, Series 2015, 7.500%, 5/01/25, 144A (Alternative Minimum Tax) (5)	No Opt. Call	N/R	5,587,200
207,116	Total Alabama			196,740,959

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Alaska – 0.0%

$2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	5/18 at 100.00	B3	$1,999,920

	Arizona – 2.6%

	Arizona Industrial Development Authority Education Facility Revenue Bonds, Montessori Academy Projects, Refunding Series 2017A:
700	6.000%, 11/01/37, 144A	11/27 at 100.00	N/R	684,208
3,850	6.250%, 11/01/50, 144A	11/27 at 100.00	N/R	3,745,472

	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017A:
1,670	5.125%, 7/01/37, 144A	7/26 at 100.00	BB	1,739,940
2,000	5.250%, 7/01/47, 144A	7/26 at 100.00	BB	2,088,220

1,785	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017D, 5.000%, 7/01/51, 144A	7/27 at 100.00	BB	1,824,645

	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc. Project, Series 2017B.:
1,545	5.000%, 3/01/37, 144A	9/27 at 100.00	BB+	1,559,956
1,405	5.000%, 3/01/42, 144A	9/27 at 100.00	BB+	1,411,224

	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2017B:
1,280	5.125%, 7/01/47, 144A	7/27 at 100.00	BB	1,248,640
565	5.250%, 7/01/51, 144A	7/27 at 100.00	BB	552,779

	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Leman Academy of Excellence Projects, Series 2017A.:
1,500	5.000%, 7/01/37, 144A	7/22 at 101.00	N/R	1,485,255
3,555	5.250%, 7/01/47, 144A	7/22 at 101.00	N/R	3,564,065
2,500	5.250%, 7/01/52, 144A	7/22 at 101.00	N/R	2,481,950

	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Franklin Phonetic Charter School Project, Refunding Series 2017:
580	5.500%, 7/01/37, 144A	7/27 at 100.00	N/R	562,542
1,390	5.750%, 7/01/47, 144A	7/27 at 100.00	N/R	1,364,771
1,505	5.875%, 7/01/52, 144A	7/27 at 100.00	N/R	1,492,764

18,350	Arizona Industrial Development Authority, Multifamily Housing Revenue Bonds, Bridgewater Avondale Project, Series 2017, 5.375%, 1/01/38	7/25 at 101.00	N/R	18,117,689

10,325	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series 2017A, 7.000%, 7/01/41, 144A	7/27 at 100.00	N/R	10,541,515

	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2014:
655	5.000%, 7/15/29, 144A	7/24 at 100.00	N/R	689,918
650	5.000%, 7/15/33, 144A	7/24 at 100.00	N/R	675,506
750	5.000%, 7/15/38, 144A	7/24 at 100.00	N/R	769,447

1,061	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 2, Series 2014, 5.375%, 7/01/39, 144A	7/24 at 100.00	N/R	1,087,748

2,100	Estrella Mountain Ranch Community Facilities District, Goodyear City, Arizona, Special Assessment Revenue Bonds, Montecito Assessment District 2, Series 2015, 5.000%, 7/01/39, 144A	7/25 at 100.00	N/R	1,979,229

3,250	Florence Town Inc., Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Project – Queen Creek and Casa Grande Campuses, Series 2013, 6.000%, 7/01/43	7/23 at 100.00	Ba1	3,445,650

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$4,540	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016, 5.000%, 7/01/47, 144A	7/26 at 100.00	BB+	$4,647,462

12,055	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Series 2017A, 4.000%, 1/01/41 (UB) (6)	1/28 at 100.00	AA–	12,467,884

475	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation Bonds, Series 2016, 5.250%, 7/15/40	7/26 at 100.00	BBB	530,679

420	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/25	6/18 at 100.00	N/R	393,393

1,675	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Arizona School for the Arts Project, Series 2008, 7.250%, 7/01/48, 144A	11/19 at 100.00	N/R	1,714,815

5,365	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Arizona School for the Arts, Series 2011A, 7.750%, 7/01/41, 144A	7/21 at 100.00	N/R	5,700,581

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A:
1,880	5.000%, 7/01/35, 144A	7/25 at 100.00	BB	1,942,134
3,130	5.000%, 7/01/46, 144A	7/25 at 100.00	BB	3,208,125

640	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	722,163

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Project, Series 2014A:
3,000	6.500%, 7/01/34, 144A	7/24 at 100.00	Ba1	3,331,830
10,000	6.750%, 7/01/44, 144A	7/24 at 100.00	Ba1	11,127,100

4,650	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015, 5.000%, 7/01/45, 144A	7/25 at 100.00	Ba1	4,766,017

5,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2016A, 5.000%, 7/01/46, 144A	7/26 at 100.00	Ba1	5,145,950

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A:
2,410	7.250%, 7/01/32 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (7)	2,693,030
4,225	7.500%, 7/01/42 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (7)	4,744,252

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Villa Montessori, Inc. Projects, Series 2015:
650	5.000%, 7/01/35	7/25 at 100.00	BBB–	686,302
1,195	5.000%, 7/01/45	7/25 at 100.00	BBB–	1,238,235

	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities Foundation, Inc. Project, Series 2014:
21,375	5.000%, 2/01/29	2/24 at 100.00	B+	20,192,749
18,375	5.125%, 2/01/34	2/24 at 100.00	B+	17,178,787
24,530	5.375%, 2/01/41	2/24 at 100.00	B+	23,155,584

5,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 (UB) (6)	6/22 at 100.00	A3	5,400,450

	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Tender Option Bond Trust 2016-XF2337:
2,080	13.984%, 6/01/34 – AGM Insured, 144A (IF) (6)	6/22 at 100.00	A3	2,896,650
1,500	13.019%, 6/01/42 – AGM Insured, 144A (IF) (6)	6/22 at 100.00	A3	1,980,540
375	13.019%, 6/01/42 – AGM Insured, 144A (IF) (6)	6/22 at 100.00	A3	495,135
1,265	13.019%, 6/01/42 – AGM Insured, 144A (IF) (6)	6/22 at 100.00	A3	1,670,255
975	13.005%, 6/01/42 – AGM Insured, 144A (IF) (6)	6/22 at 100.00	A3	1,286,951
775	13.001%, 6/01/42 – AGM Insured, 144A (IF) (6)	6/22 at 100.00	A3	1,022,884

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$9,425	Phoenix Industrial Development Authority, Arizona, Multi-Family Housing Revenue Bonds, 3rd and Indian Road Assisted Living Project, Series 2016, 5.400%, 10/01/36	10/25 at 101.00	N/R	$9,475,989

6,395	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Deer Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36	7/24 at 101.00	N/R	6,235,445

4,550	Phoenix Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Christian Care Manor I and Christian Care Manor II, Inc. Project, Series 2005A, 5.500%, 7/01/35	6/18 at 100.00	Baa2	4,549,727

3,760	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Cambridge Academy-East, Inc. Project, Series 2010, 6.625%, 4/01/40	4/20 at 100.00	CCC	3,519,134

	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014:
1,000	7.000%, 5/01/34	5/24 at 100.00	N/R	1,082,440
1,800	7.250%, 5/01/44	5/24 at 100.00	N/R	1,948,230

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and Refunding Bonds, Edkey Charter Schools Project, Series 2013:
1,305	6.000%, 7/01/33	7/20 at 102.00	BB	1,231,059
2,110	5.700%, 7/01/35	7/20 at 102.00	BB	1,904,634
1,330	6.000%, 7/01/43	7/20 at 102.00	BB	1,209,236
800	6.000%, 7/01/48	7/20 at 102.00	BB	717,984

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Champion Schools Project, Series 2017:
2,870	6.000%, 6/15/37, 144A	6/26 at 100.00	N/R	2,936,814
4,865	6.125%, 6/15/47, 144A	6/26 at 100.00	N/R	4,985,652

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2014A:
50	6.875%, 7/01/34	7/20 at 102.00	BB	46,980
1,895	7.375%, 7/01/49	7/20 at 102.00	BB	1,817,968

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016:
3,445	5.250%, 7/01/36	7/26 at 100.00	BB	3,101,981
5,700	5.375%, 7/01/46	7/26 at 100.00	BB	4,998,159
6,830	5.500%, 7/01/51	7/26 at 100.00	BB	5,976,113

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, LEAD Charter School Project, Series 2014:
1,860	6.750%, 3/01/34	3/24 at 100.00	N/R	1,906,165
4,990	8.750%, 3/01/44	3/24 at 100.00	N/R	5,396,286

8,790	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2014A , 9.000%, 2/01/44	2/24 at 100.00	N/R	9,968,036

2,660	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A	2/24 at 100.00	N/R	2,535,512

11,315	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2017., 6.750%, 2/01/50, 144A	2/28 at 100.00	N/R	11,095,942

7,720	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (7)	8,339,376

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012:
435	7.000%, 1/01/22	No Opt. Call	B	433,665
4,275	7.375%, 1/01/32	1/22 at 100.00	B	3,986,608
6,695	7.500%, 1/01/42	1/22 at 100.00	B	6,109,924

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$5,770	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools ? Mesa Project, Series 2015A, 5.000%, 12/15/34, 144A	6/25 at 100.00	BB	$5,763,884

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
1,190	6.000%, 6/01/40 (Pre-refunded 6/01/19)	6/19 at 100.00	BB+ (7)	1,248,691
2,750	6.100%, 6/01/45 (Pre-refunded 6/01/19)	6/19 at 100.00	BB+ (7)	2,888,792

2,815	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	Baa3 (7)	2,848,330

3,165	Pima County Industrial Development Authority, Arizona, Lease Revenue Bonds, Clark County Detention Facility Project, Tender Option Bond Trust 2015-XF0087, 11.343%, 9/01/39 144A (IF)	6/18 at 100.00	Aa2	3,189,750

17,630	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	BB–	19,961,567

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007:
60	5.250%, 12/01/22	No Opt. Call	BBB+	67,131
80	5.250%, 12/01/28	No Opt. Call	BBB+	94,237
26,530	5.500%, 12/01/37, 144A	No Opt. Call	Ba1	31,991,731

4,425	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.900%, 4/01/32	10/18 at 100.00	A+	4,468,542

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,168,805
3,200	6.250%, 12/01/46	12/21 at 100.00	N/R	3,395,712

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU Project, Series 2017A.:
2,140	6.000%, 10/01/37, 144A	10/27 at 100.00	N/R	2,205,548
2,665	6.125%, 10/01/47, 144A	10/27 at 100.00	N/R	2,749,134
3,085	6.125%, 10/01/52, 144A	10/27 at 100.00	N/R	3,171,010

	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005:
5,911	5.750%, 7/01/22	6/18 at 100.00	N/R	5,911,532
9,523	6.000%, 7/01/30	6/18 at 100.00	N/R	9,219,883

4,340	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Inc. Project, Series 2012, 5.125%, 3/01/42, 144A	9/22 at 100.00	BB+	4,324,984

	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc. Project, Series 2011:
2,960	7.625%, 3/01/31 (Pre-refunded 3/01/21)	3/21 at 100.00	BB+ (7)	3,398,909
1,830	7.875%, 3/01/42 (Pre-refunded 3/01/21)	3/21 at 100.00	BB+ (7)	2,136,488

1,340	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	6/18 at 100.00	N/R	1,270,615
409,910	Total Arizona			420,437,404

	California – 20.6%

	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C:
855	0.000%, 9/01/29 – AGM Insured	No Opt. Call	A2	574,816
5,500	0.000%, 9/01/34 – AGM Insured	No Opt. Call	A2	2,908,565
4,310	0.000%, 9/01/35 – AGM Insured	No Opt. Call	A2	2,173,835

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,810	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 7.000%, 3/01/31 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R (7)	$2,068,522

	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A:
7,065	5.000%, 3/01/31	3/26 at 100.00	Ba3	7,529,948
1,640	5.250%, 3/01/36	3/26 at 100.00	Ba3	1,758,244
12,075	5.000%, 3/01/41	3/26 at 100.00	Ba3	12,595,191
15,900	5.000%, 3/01/46	3/26 at 100.00	Ba3	16,530,912

3,415	Antioch Unified School District, Contra Costa County, California, General Obligation Bonds, School Facilities Improvement District 1, Tender Option Bond Trust 2016-XG0071, 12.894%, 8/01/47, 144A (IF) (6)	8/23 at 100.00	A+	4,770,106

1,000	Arvin Community Redevelopment Agency, California, Tax Allocation Bonds, Arvin Redevelopment Project, Series 2005, 5.125%, 9/01/35	6/18 at 100.00	N/R	1,000,060

7,025	Azusa, California, Special Tax Bonds, Community Facilities District 2005-1 Rosedale Improvement Area 1, Series 2007, 5.000%, 9/01/37	9/18 at 100.00	N/R	7,083,097

	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C:
1,700	0.000%, 5/01/42 (4)	5/40 at 100.00	A+	1,072,343
4,480	0.000%, 5/01/47 (4)	5/40 at 100.00	A+	2,794,893

	Bakersfield City School District, Kern County, California, General Obligation Refunding Bonds, Tender Option Bond Series 2017A:
4,890	4.000%, 11/01/42 (UB) (6)	11/26 at 100.00	A+	5,091,810
3,750	4.000%, 11/01/42 (UB) (6)	11/26 at 100.00	A+	3,893,475

4,210	Banning Unified School District, Riverside County, California, General Obligation Bonds, Series 2017A, 4.000%, 8/01/46 – AGM Insured (UB) (6)	8/27 at 100.00	AA	4,365,938

19,315	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2014S-6, 5.000%, 10/01/54 (UB) (6)	10/24 at 100.00	A1	21,362,970

	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2017S-7:
13,000	4.000%, 4/01/47 (UB) (6)	4/27 at 100.00	A1	13,426,790
1,000	4.000%, 4/01/49 (UB) (6)	4/27 at 100.00	A1	1,031,280

1,035	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17A, Series 2013B, 5.000%, 9/01/34	9/23 at 100.00	N/R	1,108,257

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 20 Series 2012B, 5.950%, 9/01/35	9/22 at 100.00	N/R	1,109,220

2,165	Blythe Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Series 2011, 9.750%, 5/01/38	5/21 at 100.00	N/R	2,546,754

7,205	Cabrillo Unified School District, San Mateo County, California, General Obligation Bonds, Series 2017C, 4.000%, 8/01/46 (UB) (6)	8/26 at 100.00	AA–	7,500,045

4,155	Calexico Unified School District, Imperial County, California, General Obligation Bonds, Election 2016, Series 2017A, 4.000%, 8/01/46 – AGM Insured (UB) (6)	8/27 at 100.00	AA	4,308,901

10,000	California Enterprise Development Authority, Recovery Zone Facility Revenue Bonds, SunPower Corporation – Headquarters Project, Series 2010, 8.500%, 4/01/31	4/21 at 100.00	N/R	10,760,800

	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
1,500	5.650%, 6/01/41	12/18 at 100.00	B2	1,510,725
1,175	5.700%, 6/01/46	12/18 at 100.00	B2	1,179,430

2,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Merced County Tobacco Funding Corporation, Series 2005A, 5.125%, 6/01/38	6/18 at 100.00	Ba3	2,000,100

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$7,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45	6/18 at 100.00	BB–	$7,000,280

50,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2006A, 0.000%, 6/01/46	5/18 at 100.00	N/R	7,923,000

6,665	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2015A, 4.000%, 8/18/40 (UB)	8/25 at 100.00	A+	6,901,474

	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016B:
11,530	4.000%, 11/15/41 (UB) (6)	11/26 at 100.00	A+	11,834,277
55,910	5.000%, 11/15/46 (UB) (6)	11/26 at 100.00	A+	63,209,610

	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016B:
22,535	4.000%, 11/15/48 (UB) (6)	11/27 at 100.00	A+	23,003,953
2,000	5.000%, 11/15/48 (UB) (6)	11/27 at 100.00	A+	2,278,140

	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Tender Option Bond Trust 2016-XF2353:
2,500	15.708%, 11/15/40 (Pre-refunded 11/15/21), 144A (IF) (6)	11/21 at 100.00	AA– (7)	3,815,975
1,500	15.708%, 11/15/40 (Pre-refunded 11/15/21), 144A (IF) (6)	11/21 at 100.00	AA– (7)	2,289,585
4,000	14.702%, 11/15/40 (Pre-refunded 11/15/21), 144A (IF) (6)	11/21 at 100.00	AA– (7)	5,965,920

	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017:
3,810	5.000%, 2/01/42 (UB) (6)	2/27 at 100.00	A+	4,299,242
6,830	5.000%, 2/01/47 (UB) (6)	2/27 at 100.00	A+	7,679,242

	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Tender Option Bond Trust 2015-XF1002:
1,250	12.808%, 4/01/42, 144A (IF) (6)	4/22 at 100.00	AA–	1,734,350
605	12.786%, 4/01/42, 144A (IF) (6)	4/22 at 100.00	AA–	838,941

	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017A-2:
95,000	4.000%, 11/01/44 (UB) (6)	11/27 at 100.00	AA–	98,287,000
42,070	5.000%, 11/01/47 (UB) (6)	No Opt. Call	AA–	54,656,503

	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Tender Option Bond Trust 2015-XF0152:
540	13.554%, 8/15/43, 144A (IF) (6)	8/24 at 100.00	A+	771,082
1,250	13.571%, 8/15/51, 144A (IF) (6)	8/22 at 100.00	A+	1,703,312

13,495	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2017, 5.000%, 11/15/56 (UB) (6)	11/27 at 100.00	A+	15,312,237

	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0120:
465	16.001%, 10/01/33, 144A (IF) (6)	10/24 at 100.00	AA–	796,578
460	16.030%, 10/01/38, 144A (IF) (6)	10/24 at 100.00	AA–	776,981
3,150	16.120%, 10/01/44, 144A (IF) (6)	10/24 at 100.00	AA–	4,810,302
2,000	16.120%, 10/01/44, 144A (IF) (6)	10/24 at 100.00	AA–	3,054,160
2,000	16.120%, 10/01/44, 144A (IF) (6)	10/24 at 100.00	AA–	3,054,160
845	16.071%, 10/01/44, 144A (IF) (6)	10/24 at 100.00	AA–	1,288,794

1,020	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF1034, 16.338%, 10/01/44, 144A (IF) (6)	10/24 at 100.00	AA–	1,557,622

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$14,800	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2016A, 4.000%, 10/01/47 (UB) (6)	10/26 at 100.00	AA–	$15,164,524

1,765	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	1,972,264

	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2015-XF0131:
1,800	16.245%, 8/15/51, 144A (IF) (6)	8/22 at 100.00	AA–	2,662,524
1,610	16.237%, 8/15/51, 144A (IF) (6)	8/22 at 100.00	AA–	2,381,061

3,335	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Series 2015A, 5.000%, 8/15/54 (UB) (6)	8/25 at 100.00	AA–	3,696,047

	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2016-XG0049:
2,000	13.602%, 8/15/51, 144A (IF) (6)	8/22 at 100.00	AA–	2,766,700
2,385	13.598%, 8/15/51, 144A (IF) (6)	8/22 at 100.00	AA–	3,299,027

4,690	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/41 (UB)	11/25 at 100.00	A+	5,290,273

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2016-XF2221:
2,500	17.592%, 8/15/42 (Pre-refunded 8/15/20), 144A (IF)	8/20 at 100.00	A+ (7)	3,417,400
2,000	17.592%, 8/15/42 (Pre-refunded 8/15/20), 144A (IF)	8/20 at 100.00	A+ (7)	2,733,920

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2016-XG0048:
2,500	17.627%, 8/15/42 (Pre-refunded 8/15/20), 144A (IF) (6)	8/20 at 100.00	A+ (7)	3,417,400
2,500	17.627%, 8/15/42 (Pre-refunded 8/15/20), 144A (IF) (6)	8/20 at 100.00	A+ (7)	3,417,400

1,015	California Housing Finance Agency, Multifamily Housing Revenue Bonds, Series 2014A-III, 4.600%, 8/01/39	2/24 at 100.00	A1	1,078,306

8,715	California Infrastructure and Economic Development Bank, Infrastructure State Revolving Fund Revenue Bonds, Series 2016A, 4.000%, 10/01/45 (UB) (6)	10/26 at 100.00	AAA	9,163,735

	California Infrastructure and Economic Development Bank, Revenue Bonds, Academy of Motion Picture Arts and Sciences Obligated Group, Series 2015A:
1,820	4.000%, 11/01/32 (UB) (6)	11/23 at 100.00	A	1,908,980
6,085	4.000%, 11/01/45 (UB) (6)	11/23 at 100.00	A	6,278,321

1,500	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2015A, 5.250%, 10/01/45	10/22 at 102.00	BB+	1,531,410

	California Municipal Finance Authority Charter School Revenue Bonds, River Charter Schools Project, Series 2018A .:
640	5.500%, 6/01/38, 144A	6/26 at 100.00	BB	662,483
1,595	5.500%, 6/01/48, 144A	6/26 at 100.00	BB	1,637,571
1,550	5.500%, 6/01/53, 144A	6/26 at 100.00	BB	1,583,588

17,250	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Obligated Group, Series 2009, 5.500%, 2/01/39 (Pre-refunded 2/01/19)	2/19 at 100.00	Baa1 (7)	17,816,662

3,600	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Nova Academy Project, Series 2016A, 5.000%, 6/15/46, 144A	6/26 at 100.00	BB	3,657,852

3,940	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocketship 7-Alma Academy Elementary School, Series 2012A, 6.250%, 6/01/43	12/21 at 101.00	N/R	4,251,969

2,000	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2014A, 5.000%, 10/01/44	10/22 at 102.00	BB+	2,015,420

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,195	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/41, 144A	7/26 at 100.00	BB	$1,231,543

	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A:
2,750	5.250%, 8/01/42	8/22 at 100.00	BB	2,814,900
675	5.300%, 8/01/47	8/22 at 100.00	BB	690,910

1,975	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A , 7.000%, 6/01/34	6/22 at 102.00	N/R	2,255,529

40	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Taxable Series 2014B , 7.250%, 6/01/18	No Opt. Call	N/R	39,951

1,680	California Municipal Finance Authority, Charter School Revenue Bonds, Urban Discovery Academy Project, Series 2014A, 6.125%, 8/01/49, 144A	8/24 at 100.00	BB–	1,705,754

925	California Municipal Finance Authority, Charter School Revenue Bonds, Urban Discovery Academy Project, Series 2015A, 6.125%, 8/01/45, 144A	8/26 at 100.00	N/R	941,493

	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
815	6.750%, 10/01/28	10/18 at 100.00	N/R	820,134
1,000	7.000%, 10/01/39	10/18 at 100.00	N/R	1,004,550

1,270	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc. Projects, Series 2014B, 5.875%, 8/15/49	8/24 at 100.00	N/R	1,383,944

8,550	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (7)	9,521,194

5,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	5,597,350

7,645	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club, Subordinate Series 2013B, 7.000%, 11/01/48	11/23 at 100.00	N/R	8,648,330

2,225	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A, 5.250%, 8/15/49	8/24 at 100.00	BBB+	2,409,452

3,100	California Municipal Finance Authority, Multifamily Housing Revenue Bonds, Casa Griffin Apartments, Series 2011A-1, 6.000%, 10/01/46	10/21 at 100.00	BB+	3,202,176

	California Municipal Finance Authority, Revenue Bonds, California Baptist University, Series 2016A:
3,000	5.000%, 11/01/36, 144A	11/26 at 100.00	N/R	3,254,490
3,935	5.000%, 11/01/46, 144A	11/26 at 100.00	N/R	4,221,074

	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A:
570	6.625%, 1/01/32, 144A	1/22 at 100.00	N/R	612,887
530	6.875%, 1/01/42, 144A	1/22 at 100.00	N/R	571,557

1,275	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 5.000%, 1/01/35	1/25 at 100.00	N/R	1,262,071

320	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014B, 5.500%, 1/01/19	No Opt. Call	N/R	318,573

	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009:
500	8.000%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	A3 (7)	548,245
1,040	8.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	A3 (7)	1,148,410

1,170	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A, 5.250%, 11/01/47	11/26 at 100.00	BBB–	1,273,498

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,085	California Municipal Finance Authority, Revenue Bonds, Touro College and University System, Series 2014A, 5.250%, 1/01/40	7/24 at 100.00	BBB–	$1,196,375

5,600	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services Southern California, LLC Project, Subordinate Series 2017, 8.000%, 12/01/27, 144A (Alternative Minimum Tax)	No Opt. Call	N/R	5,610,920

3,500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services, LLC., Series 2016, 7.000%, 12/01/27, 144A (Alternative Minimum Tax)	12/23 at 102.00	N/R	3,437,105

	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
18,955	5.000%, 7/01/37, 144A (Alternative Minimum Tax)	7/22 at 100.00	Baa3	20,274,837
12,940	5.000%, 11/21/45, 144A (Alternative Minimum Tax)	7/22 at 100.00	Baa3	13,793,393

10,000	California Public Financing Authority Revenue, California, Sharp Healthcare, Series 2017A, 4.000%, 8/01/47 (UB) (6)	2/28 at 100.00	Aa3	10,236,600

	California Public Finance Authority, Charter School Lease Revenue Bonds, Multicultural Learning Center Project, Series 2017A:
2,055	6.125%, 6/15/37	6/27 at 100.00	N/R	2,062,645
3,025	6.250%, 6/15/47	6/27 at 100.00	N/R	3,037,251

555	California Public Finance Authority, Charter School Lease Revenue Bonds, Multicultural Learning Center Project, Series 2017B, 7.375%, 6/15/23	No Opt. Call	N/R	546,431

1,700	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development – Claremont Properties LLC Claremont Colleges Project, Series 2017A, 5.000%, 7/01/47, 144A	7/27 at 100.00	Ba2	1,800,521

	California School Finance Authority Charter School Facility Revenue Bonds, Grimmway Schools-Obligated Group, Series 2016A:
4,350	5.000%, 7/01/36, 144A	7/26 at 100.00	BB+	4,405,375
2,360	5.000%, 7/01/46, 144A	7/26 at 100.00	BB+	2,321,225

	California School Finance Authority Charter School Revenue Bonds, California, ACE Charter Schools, Obligated Group, Series 2016A:
2,755	5.000%, 6/01/42, 144A	6/26 at 100.00	N/R	2,802,221
1,025	5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	1,030,391

	California School Finance Authority, California, Charter School Revenue Bonds, Encore Education Obligated Group, Series 2016A:
2,010	5.000%, 6/01/42, 144A	6/26 at 100.00	N/R	1,853,702
1,100	5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	986,150

	California School Finance Authority, California, Charter School Revenue Bonds, TEACH Public Schools Obligated Group, Series 2016A:
5,915	5.750%, 6/01/42	6/26 at 100.00	N/R	5,661,720
5,065	5.875%, 6/01/52	6/26 at 100.00	N/R	4,838,898

	California School Finance Authority, Charter School Revenue Bonds, City Charter School Obligated Group, Series 2016A:
2,525	5.000%, 6/01/42, 144A	6/26 at 100.00	N/R	2,570,551
2,930	5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	2,963,080

2,000	California School Finance Authority, Charter School Revenue Bonds, Classical Academies Project, Series 2017A., 5.000%, 10/01/44, 144A	10/27 at 100.00	BB+	2,101,820

1,000	California School Finance Authority, Charter School Revenue Bonds, Coastal Academy Project, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	BBB–	1,029,570

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California School Finance Authority, Charter School Revenue Bonds, Escuela Popular Charter School, Series 2017:
$1,250	6.250%, 7/01/37, 144A	7/27 at 100.00	N/R	$1,255,075
5,000	6.500%, 7/01/50, 144A	7/27 at 100.00	N/R	5,020,000

1,430	California School Finance Authority, Charter School Revenue Bonds, Kepler Neighborhood School, Series 2017A, 5.875%, 5/01/47, 144A	5/27 at 100.00	N/R	1,437,407

	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education ? Obligated Group, Series 2017A:
480	5.000%, 6/01/34, 144A	6/26 at 100.00	N/R	500,880
650	5.250%, 6/01/52, 144A	6/26 at 100.00	N/R	678,437

	California School Finance Authority, Charter School Revenue Bonds, Rocketship Public Schools ? Obligated Group, Series 2017G:
610	5.000%, 6/01/47, 144A	6/27 at 100.00	N/R	632,192
525	5.000%, 6/01/53, 144A	6/27 at 100.00	N/R	540,125

11,770	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 7.000%, 6/01/47 (5)	6/20 at 102.00	N/R	8,768,650

	California School Finance Authority, Educational Facility Revenue Bonds, New Designs Charter School Project, Series 2014A:
1,205	5.750%, 6/01/34, 144A	6/24 at 100.00	BB+	1,296,628
2,390	6.000%, 6/01/44, 144A	6/24 at 100.00	BB+	2,503,597

	California School Finance Authority, Educational Facility Revenue Bonds, Partnerships to Uplift Communities Valley Project, Series 2014:
2,010	6.400%, 8/01/34	2/24 at 100.00	BB–	2,160,026
4,960	6.750%, 8/01/44	2/24 at 100.00	BB–	5,378,078

2,000	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2015A, 4.125%, 7/01/35, 144A	7/25 at 100.00	BBB	2,028,200

1,300	California School Finance Authority, School Facility Revenue Bonds, Alta Public Schools Project, Series 2014A, 6.750%, 11/01/45, 144A	11/24 at 100.00	N/R	1,380,509

690	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2014A, 5.125%, 7/01/44	7/24 at 100.00	BBB	749,547

	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2016A:
1,280	5.750%, 7/01/41, 144A	7/26 at 100.00	BB+	1,377,229
1,250	6.000%, 7/01/51, 144A	7/26 at 100.00	BB+	1,357,325

10,000	California State, General Obligation Bonds, Refunding Various Purpose, Series 2017, 5.000%, 8/01/46 (UB)	8/26 at 100.00	AA–	11,447,900

1,500	California State, General Obligation Bonds, Series 2015, 5.000%, 3/01/45 (UB) (6)	3/25 at 100.00	AA–	1,691,940

10,540	California State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1029, 13.248%, 9/01/32, 144A (IF) (6)	9/23 at 100.00	AA–	15,841,304

	California State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1039:
125	13.049%, 10/01/37, 144A (IF) (6)	10/24 at 100.00	AA–	192,446
815	13.016%, 10/01/37, 144A (IF) (6)	10/24 at 100.00	AA–	1,253,405
1,570	12.997%, 10/01/37, 144A (IF) (6)	10/24 at 100.00	AA–	2,413,090
15,725	13.410%, 4/01/43, 144A (IF) (6)	4/23 at 100.00	AA–	22,225,558
1,250	13.410%, 10/01/44, 144A (IF) (6)	10/24 at 100.00	AA–	1,876,937

4,500	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 15.090%, 3/01/40 – AGM Insured, 144A (IF) (6)	3/20 at 100.00	Aa3	5,738,310

1,250	California State, General Obligation Bonds, Various Purpose, Tender Option Bond Trust 2015-XF1037, 13.642%, 8/01/35, 144A (IF) (6)	8/24 at 100.00	AA–	1,914,625

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California State, General Obligation Bonds, Various Purpose, Tender Option Bond Trust 2015-XF1041:
$2,500	13.057%, 11/01/43, 144A (IF) (6)	11/23 at 100.00	AA–	$3,617,650
1,875	13.050%, 11/01/43, 144A (IF) (6)	11/23 at 100.00	AA–	2,712,675
725	13.057%, 5/01/44, 144A (IF) (6)	5/24 at 100.00	AA–	1,062,052
750	9.516%, 11/01/44, 144A (IF) (6)	11/24 at 100.00	AA–	896,730

	California State, General Obligation Bonds, Various Purpose, Series 2015:
3,055	4.000%, 8/01/45 (UB) (6)	8/25 at 100.00	AA–	3,180,958
14,520	5.000%, 8/01/45 (UB) (6)	8/25 at 100.00	AA–	16,488,622

1,885	California Statewide Communities Development Authority Revenue Bonds, California Baptist University, Refunding Series 2017A, 5.000%, 11/01/41, 144A	11/27 at 100.00	N/R	2,044,641

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
34,785	5.250%, 12/01/44	12/24 at 100.00	BB	37,303,782
96,770	5.500%, 12/01/54	12/24 at 100.00	BB	105,297,372

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
12,435	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	13,168,541
129,790	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	139,208,860

1,500	California Statewide Communities Development Authority, Charter School Revenue Bonds – Albert Einstein Academy for Letters, Arts, & Sciences Charter School Series 2012, 6.250%, 11/01/42 (5)	11/20 at 102.00	N/R	1,005,000

1,925	California Statewide Communities Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2010A, 7.500%, 6/01/42 (Pre-refunded 6/01/19)	6/19 at 100.00	Aaa (7)	2,051,030

2,410	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Huntington Beach Solar Projects, Series 2010, 7.500%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (7)	2,771,934

1,345	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 7.500%, 7/01/30 (Pre-refunded 1/01/20)	1/20 at 100.00	N/R (7)	1,518,653

4,650	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB+	4,918,305

440	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute for Research on Aging, Tender Option Bond Trust 2015-XF1035, 15.623%, 11/15/49 – AGM Insured, 144A (IF) (6)	11/24 at 100.00	AA	671,620

25,000	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Series 2014, 5.000%, 7/01/44 (UB) (6)	7/24 at 100.00	A–	27,632,000

	California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2016A:
3,000	4.000%, 8/15/41 (UB) (6)	8/26 at 100.00	A+	3,088,110
5,440	5.000%, 8/15/51 (UB) (6)	8/26 at 100.00	A+	6,060,595

9,250	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2017A-2, 4.000%, 11/01/51 (UB)	11/27 at 100.00	AA–	9,486,893

	California Statewide Communities Development Authority, Revenue Bonds, Lancer Educational Student Housing Project, Refunding Series 2016A:
7,210	5.000%, 6/01/36, 144A	6/26 at 100.00	N/R	7,650,675
8,150	5.000%, 6/01/46, 144A	6/26 at 100.00	N/R	8,607,622

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,800	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Tender Option Bond Trust 2016-XG0041, 14.542%, 7/01/47 (Pre-refunded 7/01/18) – AGM Insured, 144A (IF)	7/18 at 100.00	AA– (7)	$2,905,644

1,000	California Statewide Communities Development Authority, Revenue Bonds, Terraces San Joaquin Gardens, Series 2012A, 5.625%, 10/01/32	10/22 at 100.00	N/R	1,080,320

1,100	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	1,205,347

	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 15-2 Rio Bravo, Series 2015A:
3,245	5.375%, 9/01/35	9/25 at 100.00	N/R	3,313,405
3,285	5.625%, 9/01/45	9/25 at 100.00	N/R	3,365,745

1,500	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2007-1 Orinda Wilder Project, Refunding Series 2015, 5.000%, 9/01/37	9/25 at 100.00	N/R	1,651,890

1,950	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2012-01, Fancher Creek, Series 2013A, 5.700%, 9/01/43	9/22 at 100.00	N/R	2,076,282

	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Refunding Series 2015R-1:
3,650	5.000%, 9/02/35	9/25 at 100.00	N/R	3,908,639
1,200	5.000%, 9/02/40	9/25 at 100.00	N/R	1,269,972

4,015	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	4,217,637

	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2017A:
1,820	5.000%, 9/02/37	9/27 at 100.00	N/R	1,961,541
2,010	5.000%, 9/02/46	9/27 at 100.00	N/R	2,143,564

2,300	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2017B, 5.000%, 9/02/47	9/27 at 100.00	N/R	2,512,842

2,220	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	2,594,825

20	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Taxable Series 2011B, 8.750%, 12/01/18	No Opt. Call	N/R	20,244

5,000	California Statewide Community Development Authority, Charter School Revenue Bonds, Rocklin Academy Charter, Series 2011A, 8.250%, 6/01/41	6/21 at 100.00	BB+	5,623,150

	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2011A:
1,250	7.250%, 11/01/31 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R (7)	1,481,187
2,250	7.500%, 11/01/41 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R (7)	2,685,510

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
6,360	5.750%, 7/01/30 (8)	6/18 at 100.00	CCC	6,362,099
15,010	5.750%, 7/01/35 (8)	6/18 at 100.00	CCC	15,011,501
13,000	5.500%, 7/01/39 (8)	6/18 at 100.00	CCC	13,000,780

2,930	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H, 5.750%, 7/01/25 (8)	6/18 at 100.00	CCC	2,936,358

15,955	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/46 (UB) (6)	5/18 at 100.00	A+	17,939,483

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$6,915	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2015-XF2186, 14.442%, 11/15/48 (Pre-refunded 5/15/18), 144A (IF) (6)	5/18 at 100.00	A+ (7)	$7,040,092

6,555	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2016-XF2351, 14.702%, 11/15/48 (Pre-refunded 5/15/18), 144A (IF) (6)	5/18 at 100.00	A+ (7)	6,673,580

1,000	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	8/20 at 100.00	N/R	1,058,070

	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008:
835	5.000%, 9/01/22 – AMBAC Insured	9/18 at 100.00	N/R	845,220
155	5.250%, 9/01/27 – AMBAC Insured	9/18 at 100.00	N/R	156,689

450	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008, 5.250%, 9/01/27 (Pre-refunded 9/01/18) – AMBAC Insured	9/18 at 100.00	N/R (7)	456,921

2,500	Contra Costa Community College District, Contra Costa County, California, General Obligation Bonds, Tender Option Trust 2015-XF0229, 13.463%, 8/01/38, 144A (IF)	No Opt. Call	AA+	3,691,800

1,250	Corona, California, Special Tax Bonds, Community Facilities District 2016-2 Terrassa, Series 2018., 4.000%, 9/01/48 (WI/DD, Settling 4/04/18)	9/24 at 103.00	N/R	1,257,775

500	Corona-Norco Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Junior Lien Series 2013B, 5.000%, 9/01/35	9/23 at 100.00	N/R	541,795

18,135	Cotati-Rohnert Park Unified School District, Sonoma County, California, General Obligation Bonds, Series 2017A, 4.000% 8/01/46 – BAM Insured (UB)	8/26 at 100.00	A1	18,771,176

1,250	Dana Point, California, Special Tax Bonds, Community Facilities District No. 2006-1, Series 2014, 5.000%, 9/01/45	9/23 at 100.00	N/R	1,318,325

	Desert Hot Springs Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Series 2008A-2:
1,000	5.000%, 9/01/23 (Pre-refunded 9/01/18)	9/18 at 100.00	B– (7)	1,014,360
2,000	5.250%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	B– (7)	2,030,760
2,000	5.750%, 9/01/38 (Pre-refunded 9/01/18)	9/18 at 100.00	B– (7)	2,034,840

5,000	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, Tender Option Bond Trust 216-XG0043, 13.656%, 8/01/39 (Pre-refunded 8/01/19) – AGC Insured, 144A (IF)	8/19 at 100.00	AA (7)	5,900,200

	Elk Grove Unified School District, Sacramento County, California, General Obligation Bonds, Series 2017:
10,535	4.000%, 8/01/44 (UB) (6)	8/26 at 100.00	Aa2	10,943,126
12,640	4.000%, 8/01/46 (UB) (6)	8/26 at 100.00	Aa2	13,111,219

	Fairfield, California, Certificates of Participation, Fairfield Water Financing Series 2007A:
4,000	0.000%, 4/01/32 – SYNCORA GTY Insured	No Opt. Call	AA–	2,471,560
5,480	0.000%, 4/01/33 – SYNCORA GTY Insured	No Opt. Call	AA–	3,228,432
5,480	0.000%, 4/01/34 – SYNCORA GTY Insured	No Opt. Call	AA–	3,077,568

3,460	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairfield Commons Project, Series 2008, 6.875%, 9/01/38	9/18 at 100.00	N/R	3,529,754

7,385	Fillmore, California, Wastewater Revenue Bonds, Series 2017, 4.000%, 5/01/42 – AGM Insured (UB) (6)	5/27 at 100.00	A2	7,687,416

1,000	Fontana, California, Special Tax Bonds, Community Facilities District 80, Bella Strada, Series 2017, 5.000%, 9/01/46	9/27 at 100.00	N/R	1,093,340

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North, Series 2006:
$3,610	5.000%, 9/01/26	9/18 at 100.00	N/R	$3,622,852
3,000	5.000%, 9/01/36	9/18 at 100.00	N/R	3,009,060

6,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.250%, 1/15/33	1/24 at 100.00	BB+	7,662,720

9,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A, 0.000%, 1/15/33	No Opt. Call	BBB–	4,875,390

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
11,000	0.000%, 1/15/32 – AGM Insured (4)	1/31 at 100.00	BBB–	10,003,730
5,000	0.000%, 1/15/37 – AGM Insured	No Opt. Call	BBB–	2,320,050
4,500	5.750%, 1/15/46	1/24 at 100.00	BBB–	5,157,495

24,685	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Term Rate Sub-Series 2013B-1, 3.950%, 1/15/53	7/27 at 100.00	BBB–	24,702,773

9,550	Fresno Unified School District, Fresno County, California, General Obligation Bonds, Crossover Refunding Series 2016B, 0.000%, 8/01/43	8/26 at 54.52	Aa3	3,459,105

11,900	Fresno Unified School District, Fresno County, California, General Obligation Bonds, Series 2016B, 4.000%, 8/01/46 (UB) (6)	8/26 at 100.00	Aa3	12,274,017

5,340	Garvey School District, Los Angeles County, California, General Obligation Bonds, Series 2017A, 4.000%, 8/01/46 – BAM Insured (UB) (6)	8/27 at 100.00	AA	5,537,794

150,695	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B3	155,215,850

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
37,765	5.000%, 6/01/33	5/18 at 100.00	B3	37,802,765
127,900	5.750%, 6/01/47	5/18 at 100.00	B3	128,655,889
139,275	5.125%, 6/01/47	5/18 at 100.00	B–	139,276,393

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2015A:
34,235	5.000%, 6/01/40 (UB) (6)	6/25 at 100.00	A+	38,616,396
6,000	5.000%, 6/01/45 (UB) (6)	6/25 at 100.00	A+	6,743,220

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038:
925	12.839%, 6/01/34, 144A (IF) (6)	6/25 at 100.00	A+	1,436,867
2,485	12.835%, 6/01/40, 144A (IF) (6)	6/25 at 100.00	A+	3,756,724
690	12.826%, 6/01/40, 144A (IF) (6)	6/25 at 100.00	A+	1,042,811
34,335	12.838%, 6/01/45, 144A (IF) (6)	6/25 at 100.00	A+	51,346,276

586,905	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47	5/18 at 100.00	CCC+	82,495,367

1,535	Gonzales Redevelopment Agency, Monterey County, California, Tax Allocation Bonds, Gonzalez Redevelopment Project, Refunding Series 2011, 8.000%, 12/01/44 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (7)	1,862,753

1,875	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 3253, 18.271%, 7/15/40 (Pre-refunded 7/15/21), 144A (IF) (6)	7/21 at 100.00	Aaa (7)	2,917,311

4,565	Hartnell Community College District, California, General Obligation Bonds, Series 2017A, 4.000%, 8/01/47 (UB) (6)	8/27 at 100.00	AA	4,734,088

820	Hawthorne, California, Special Tax Bonds, Community Facilities District 2006-1, South Bay, Series 2006, 4.600%, 9/01/21	9/18 at 100.00	N/R	828,766

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$18,770	Hayward Area Recreation and Park District, California, General Obligation Bonds, Series 2017A, 8/01/46 (UB) (6)	8/27 at 100.00	AA+	$19,693,672

	Hayward Unified School District, Alameda County, California, General Obligation Bonds, Election 2014, Series 2017:
12,580	4.000%, 8/01/39 – AGM Insured (UB) (6)	8/26 at 100.00	AA	13,216,171
44,380	4.000%, 8/01/42 – AGM Insured (UB) (6)	8/26 at 100.00	AA	46,001,645

	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A:
3,250	5.500%, 9/01/22 – SYNCORA GTY Insured	6/18 at 100.00	N/R	3,258,450
1,000	5.500%, 9/01/27 – SYNCORA GTY Insured	6/18 at 100.00	N/R	1,002,640
1,050	5.000%, 9/01/31 – SYNCORA GTY Insured	6/18 at 100.00	N/R	1,060,636
4,245	5.000%, 9/01/37 – SYNCORA GTY Insured	6/18 at 100.00	N/R	4,248,863

510	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.250%, 8/15/28	8/18 at 100.00	BBB–	516,140

263,100	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007C-2, 0.000%, 6/01/47	5/18 at 100.00	N/R	37,962,699

2,750	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 1, Refunding Series 2014, 5.000%, 9/01/49	9/24 at 100.00	N/R	2,950,667

	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 33 Eastvale Area, Series 2014:
3,260	5.000%, 9/01/43	9/24 at 100.00	N/R	3,480,637
3,140	5.000%, 9/01/43	9/24 at 100.00	N/R	3,352,515

11,510	Jurupa Unified School District, Riverside County, California, General Obligation Bonds, Series 2017B, 4.000%, 8/01/41 (UB) (6)	8/27 at 100.00	Aa3	12,020,123

4,590	King Community Development Agency, California, Tax Allocation Bonds, King City Redevelopment Project, Series 2011, 7.250%, 8/01/34 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (7)	5,261,838

1,100	La Verne, California, Certificates of Participation, Brethren Hillcrest Homes, Series 2014, 5.000%, 5/15/36	5/22 at 101.00	BBB–	1,159,246

260	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/40	9/24 at 100.00	N/R	281,440

400	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	437,492

1,180	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Villages at Wasson Canyon, Series 2012A, 5.250%, 9/01/38	9/22 at 100.00	N/R	1,251,307

	Lammersville Joint Unified School District, California, Special Tax Bonds, Community Facilities District 2007-1 Mountain House – Shea Homes Improvement Area 1, Series 2013:
1,500	6.000%, 9/01/38	9/23 at 100.00	N/R	1,723,170
1,000	6.000%, 9/01/43	9/23 at 100.00	N/R	1,157,970

1,000	Lammersville School District, California, Special Tax Refunding Bonds, Community Facilities District 2002 Mountain House, Series 2012, 5.250%, 9/01/29	9/22 at 100.00	N/R	1,059,300

	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009:
2,000	6.875%, 8/01/34 (Pre-refunded 8/01/19)	8/19 at 100.00	BBB (7)	2,136,340
1,400	6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (7)	1,495,438
1,045	6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	BBB (7)	1,116,238

3,170	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015, 5.000%, 9/02/40	9/25 at 100.00	N/R	3,454,286

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$810	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B, 5.375%, 9/01/35	9/23 at 100.00	N/R	$874,921

1,825	Lincoln, California, Special Tax Bonds, Community Facilities District 2005-1 Sorrento Project, Series 2014A, 5.000%, 9/01/43	9/24 at 100.00	N/R	1,960,324

6,000	Livermore Valley Joint Unified School District, Alameda County, California, General Obligation Bonds, Series 2016, 4.000%, 8/01/41 (UB) (6)	8/26 at 100.00	Aa3	6,214,860

	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2017A:
6,380	4.000%, 8/01/39 (UB) (6)	8/26 at 100.00	Aa2	6,726,434
10,450	4.000%, 8/01/40 (UB) (6)	8/26 at 100.00	Aa2	11,001,865
13,045	4.000%, 8/01/41 (UB) (6)	8/26 at 100.00	Aa2	13,724,123
14,760	4.000%, 8/01/42 (UB) (6)	8/26 at 100.00	Aa2	15,517,483
10,255	4.000%, 8/01/44 (UB) (6)	8/26 at 100.00	Aa2	10,766,007
32,355	4.000%, 8/01/45 (UB) (6)	8/26 at 100.00	Aa2	33,895,098

1,765	Los Alamitos Unified School District, Orange County, California, Certificates of Participation, Series 2012, 0.000%, 8/01/42 (4)	8/29 at 100.00	AA–	1,596,637

6,080	Los Angeles County, California, Multifamily Housing Revenue Bonds, HDR Preservation Apartment Project, Series 2007C, 6.250%, 7/01/42	7/22 at 100.00	N/R	6,246,957

1,875	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 2016-XL0005, 13.631%, 5/15/35 , 144A (IF) (6)	5/20 at 100.00	Aa3	2,366,269

7,565	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017, 5.000%, 7/01/42 (UB) (6)	1/27 at 100.00	AA	8,758,606

	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 3345:
1,150	13.507%, 7/01/38, 144A (IF) (6)	7/22 at 100.00	AA	1,630,125
1,715	13.527%, 7/01/43, 144A (IF) (6)	1/24 at 100.00	AA	2,497,692

5,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2015E, 5.000%, 7/01/44 (UB) (6)	7/22 at 100.00	AA	5,601,650

16,145	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A, 4.000%, 7/01/47 (UB) (6)	1/27 at 100.00	Aa2	16,710,882

2,420	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Tender Option Bond Trust 3403, 16.204%, 7/01/44, 144A (IF) (6)	7/24 at 100.00	Aa2	3,875,630

	Los Angeles, California, Wastewater System Revenue Bonds, Tender Option Bond Trust 2017-XF2455:
1,385	15.928%, 6/01/34, 144A (Pre-refunded 6/01/19) (IF) (6)	6/19 at 100.00	N/R (7)	1,651,890
1,115	15.928%, 6/01/34, 144A (Pre-refunded 6/01/19) (IF) (6)	6/19 at 100.00	AA+ (7)	1,329,861

8,000	Lucia Mar Unified School District, San Luis Obispo County, California, General Obligation Bonds, Series 2017A, 4.000%, 8/01/46 (UB) (6)	8/27 at 100.00	Aa2	8,328,640

1,000	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	1,162,970

8,000	Madera Unified School District, Madera County, California, General Obligation Bonds, Series 2017, 4.000%, 8/01/46 (UB)	8/27 at 100.00	Aa3	8,264,160

	March Joint Powers Redevelopment Agency, California, Tax Allocation Revenue Bonds, March Air Force Base Redevelopment Project, Series 2011A:
1,185	7.000%, 8/01/26 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (7)	1,378,949
2,650	7.250%, 8/01/31 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (7)	3,105,005
10,010	7.500%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (7)	11,808,997

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,950	March Joint Powers Redevelopment Agency, California, Tax Allocation Revenue Bonds, March Air Force Base Redevelopment Project, Series 2011B, 7.500%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (7)	$4,666,925

36,485	Marin Healthcare District, Marin County, California, General Obligation Bonds, 2013 Election, Series 2017A, 4.000%, 8/01/47 (UB) (6)	8/27 at 100.00	Aa2	38,102,015

7,895	Marin Public Financing Authority, California, Revenue Bonds, Sausalito Marin City Sanitary District, Series 2017A, 4.000%, 8/01/42 (UB) (6)	4/27 at 100.00	AA–	8,423,412

	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
890	5.125%, 1/01/33	1/21 at 100.00	B1	933,913
1,190	5.250%, 1/01/42	1/21 at 100.00	B1	1,252,201

2,950	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2011-1, Improvement Area 1, Series 2015, 5.000%, 9/01/44	9/24 at 100.00	N/R	3,173,993

1,500	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Gateways Redevelopment Project, Series 2009A, 6.250%, 9/01/29 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R (7)	1,596,480

	Monrovia Redevelopment Agency, California, Central Project Area 1 Housing Tax Allocation Bonds, Series 2011:
1,540	6.500%, 5/01/26 (Pre-refunded 5/01/21)	5/21 at 100.00	A+ (7)	1,756,231
1,075	6.900%, 5/01/36 (Pre-refunded 5/01/21)	5/21 at 100.00	A+ (7)	1,238,765

12,155	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2016A, 4.000%, 8/01/46 (UB) (6)	8/26 at 100.00	A1	12,519,285

1,100	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Refunding Junior Lien Series 2014B, 5.125%, 9/01/38	9/24 at 100.00	N/R	1,201,167

615	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006, 5.200%, 9/01/36	9/18 at 100.00	N/R	619,502

220	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.000%, 9/01/26	9/18 at 100.00	N/R	222,011

1,000	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2005-3, Series 2007, 5.000%, 9/01/37	9/18 at 100.00	N/R	1,005,470

	Moreno Valley, California, Special Tax Bonds, Community Facilities District 5, Series 2007:
1,010	5.000%, 9/01/27	9/18 at 100.00	N/R	1,017,444
1,325	5.000%, 9/01/37	9/28 at 100.00	N/R	1,331,837

11,500	Morgan Hill Unified School District, Santa Clara County, California, General Obligation Bonds, Series 2017B, 4.000%, 8/01/47 (UB) (6)	8/27 at 100.00	Aa1	11,981,735

2,000	Murrieta Public Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/31	9/22 at 100.00	BBB–	2,161,480

580	Murrieta, California, Special Tax Bonds, Community Facilities District 2005-5 Golden City Improvement Area A, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	N/R	639,931

2,355	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32 (Pre-refunded 8/01/21)	8/21 at 100.00	A (7)	2,749,062

3,390	Newman-Crows Landing Unified School District, Stanislaus County, California, General Obligation Bonds, 2008 Election, Series 2010B, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	A1	2,345,575

2,000	Ontario, California, Special Tax Bonds, Community Facilities District 24 Park Place Facilities Phase I, Series 2016, 5.000%, 9/01/46	9/26 at 100.00	N/R	2,169,840

3,565	Orange County Health Facilities Authority, California, Hospital Revenue Bonds, Orlando Health, Inc., Tender Option Bond Trust 2016-XF1056, 12.611%, 10/01/42, 144A (IF) (6)	4/22 at 100.00	A	4,826,333

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,305	Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51 – AGM Insured	8/37 at 100.00	AA	$1,365,321

2,485	Palm Desert, California, Limited Obligation Improvement Bonds, Section 29 Assessment District 2004-02, Series 2007, 5.100%, 9/02/37	9/18 at 100.00	N/R	2,505,178

	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2006:
1,700	5.250%, 9/01/26	9/18 at 100.00	N/R	1,699,898
3,780	5.450%, 9/01/32	9/18 at 100.00	N/R	3,782,948
4,480	5.500%, 9/01/36	9/18 at 100.00	N/R	4,481,702

	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010:
830	7.000%, 4/01/25	6/18 at 100.00	CCC+	825,476
1,605	7.500%, 4/01/35	6/18 at 100.00	CCC+	1,589,817

	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2002:
1,230	0.000%, 12/01/31 – AMBAC Insured	No Opt. Call	AA–	750,423
1,225	0.000%, 12/01/32 – AMBAC Insured	No Opt. Call	AA–	707,462

8,910	Palmdale School District, Los Angeles County, California, General Obligation Bonds, Series 2017A, 4.000%, 8/01/46 (UB) (6)	8/27 at 100.00	Aa3	9,240,026

2,855	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.400%, 9/01/35	9/18 at 100.00	N/R	2,878,896

8,000	Palomar Community College District, San Diego County, California, General Obligation Bonds, Series 2017, 4.000%, 8/01/45 (UB) (6)	8/27 at 100.00	AA	8,335,120

5,265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R (7)	5,682,251

17,360	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1 (7)	19,183,668

	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2017.:
8,100	4.000%, 11/01/38	11/27 at 100.00	Ba1	8,010,171
5,660	4.000%, 11/01/47	11/27 at 100.00	Ba1	5,487,823

1,120	Palomar Pomerado Health System, California, Revenue Bonds, Refunding Series 2016, 5.000%, 11/01/39	11/26 at 100.00	Ba1	1,224,429

3,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured (4)	8/29 at 100.00	BB+	3,678,630

3,005	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	3,347,660

16,440	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A, 5.750%, 9/01/39	9/23 at 100.00	N/R	18,214,369

5,340	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2006-2, Monument Park Estates, Series 2015B, 5.000%, 9/01/45	9/25 at 100.00	N/R	5,800,628

3,900	Pico Rivera Water Authority, California, Revenue Bonds, Refunding Water System Project, Series 1999A, 5.500%, 5/01/29 – NPFG Insured	No Opt. Call	Baa2	4,531,527

17,000	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (7)	17,344,590

2,500	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	A	1,781,125

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Pittsburg Unified School District, Contra Costa County, California, Series 2016:
$5,000	4.000%, 8/01/40 (UB) (6)	8/26 at 100.00	Aa3	$5,190,050
11,000	4.000%, 8/01/44 (UB) (6)	8/26 at 100.00	Aa3	11,385,880

1,455	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007AX, 5.000%, 2/01/41	6/18 at 100.00	BBB–	1,455,611

1,285	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007, 5.125%, 2/01/33	6/18 at 100.00	BBB–	1,285,180

	Pomona Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2017A:
12,635	4.000%, 8/01/42 – BAM Insured (UB)	8/26 at 100.00	AA	13,189,677
9,485	4.000%, 8/01/46 – BAM Insured (UB)	8/26 at 100.00	AA	9,873,411

1,250	Rancho Cardova, California, Special Tax Bonds, Community Facilities District 2005-1 Sunridge North Douglas Series 2015, 5.000%, 9/01/45	9/25 at 100.00	N/R	1,357,825

4,405	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Junior Lien Series 2014, 5.650%, 10/01/38	6/18 at 100.00	N/R	4,411,740

4,725	River Delta Unified School District, School Facilities Improvement District 2, Sacramento and Solano Counties, California, General Obligation Bonds, Election 2004 Series 2008, 0.000%, 4/01/48 – AGM Insured	No Opt. Call	AA	1,368,596

31,284	River Rock Entertainment Authority, California, Revenue Bonds, Senior Notes Series 2011B, 8.000%, 11/01/18 (5)	6/18 at 100.00	N/R	11,418,660

1,250	Riverside County Asset Leasing Corporation, California, Lease Revenue Bonds, Capital Project, Tender Option Bond Trust 2015-XF1020, 14.034%, 11/01/45, 144A (IF) (6)	11/25 at 100.00	A+	2,011,025

3,030	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Desert Communities & Interstate 215 Corridor Projects, Series 2017A, 4.000%, 10/01/40 – BAM Insured (UB) (6)	10/27 at 100.00	AA	3,124,263

6,250	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Housing Bonds, Series 2017A, 4.000%, 10/01/39 – BAM Insured (UB) (6)	10/27 at 100.00	AA	6,526,313

1,500	Riverside County Redevelopment Agency, California, Desert Communities Redevelopment Project Area Tax Allocation Bonds, Series 2010D, 6.000%, 10/01/30 (Pre-refunded 10/01/20)	10/20 at 100.00	A (7)	1,660,755

	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, 2nd Lien Series 2011E:
7,100	0.000%, 12/01/41	No Opt. Call	BBB+	2,576,661
7,075	0.000%, 12/01/42	No Opt. Call	BBB+	2,436,276
7,050	0.000%, 12/01/43	No Opt. Call	BBB+	2,307,535
5,600	0.000%, 12/01/44	No Opt. Call	BBB+	1,741,208

1,000	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2011A, 7.125%, 10/01/42 (Pre-refunded 10/01/21)	10/21 at 100.00	A3 (7)	1,175,110

1,410	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013, 5.000%, 9/01/42	9/22 at 100.00	N/R	1,490,990

	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 2, Series 2007:
550	0.000%, 9/01/36 – NPFG Insured	No Opt. Call	Baa2	265,270
660	0.000%, 9/01/37 – NPFG Insured	No Opt. Call	Baa2	304,220

3,240	Rocklin, Placer County, California, Special Tax Bonds, Community Facilities District 10 Whitney Ranch, Series 2015, 5.000%, 9/01/39	9/25 at 100.00	N/R	3,539,279

885	Roseville, California, Special Tax Bonds, Community Facilities District 1 Diamond Creek, Series 2007, 5.000%, 9/01/37	9/18 at 100.00	N/R	894,416

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Packard Campus Oaks, Series 2016:
$1,130	5.000%, 9/01/31	9/26 at 100.00	N/R	$1,209,993
1,000	5.000%, 9/01/36	9/26 at 100.00	N/R	1,055,430
1,735	5.500%, 9/01/46	9/26 at 100.00	N/R	1,878,033

	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westbrook, Series 2014:
1,880	5.000%, 9/01/39	9/24 at 100.00	N/R	2,007,238
1,395	5.000%, 9/01/44	9/24 at 100.00	N/R	1,482,885

3,450	Roseville, California, Special Tax Bonds, Community Facilities District 5 Fiddyment Ranch Public Facilities, Series 2017, 5.000%, 9/01/47, 144A	9/27 at 100.00	N/R	3,681,978

	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 2016-XG0100:
2,500	13.944%, 12/01/30 – AMBAC Insured, 144A (IF) (6)	No Opt. Call	A+	4,525,475
3,000	13.944%, 12/01/30 – AMBAC Insured, 144A (IF) (6)	No Opt. Call	A+	5,430,570
6,580	13.944%, 12/01/33 – AMBAC Insured, 144A (IF) (6)	No Opt. Call	A+	13,007,212

1,790	Sacramento City Financing Authority, California, Master Lease Program Facilities Revenue Bonds, Tender Option Bond Trust 2016-XG0067, 13.771%, 12/01/30 – AMBAC Insured, 144A (IF) (6)	No Opt. Call	A+	3,237,197

5,765	Sacramento, California, Special Tax Bonds, Community Facilities District 05-1 College Square, Series 2007, 5.900%, 9/01/37	9/18 at 100.00	N/R	5,830,375

2,455	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	Baa2	2,669,739

1,000	San Bernardino County, California, Special Tax Bonds, Community Facilities District 2006-1 Lytle Creek North Improvement Area 1, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	1,090,330

	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
4,000	8.000%, 12/01/31	12/21 at 100.00	Ba2	4,589,480
16,730	7.500%, 12/01/41	12/21 at 100.00	Ba2	18,759,014

2,935	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 2015-XF0098, 15.444%, 8/01/39 (Pre-refunded 8/01/19), 144A (IF)	8/19 at 100.00	AA– (7)	3,540,050

15,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2017A, 4.000%, 8/01/45 (UB)	7/23 at 100.00	AA–	15,618,750

1,290	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Tender Option Bond Trust Series 2015-XF1032, 13.027%, 5/01/44, 144A (IF) (6)	5/24 at 100.00	A+	1,859,354

4,285	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Tender Option Bond Trust Series 2015-XF1033, 13.018%, 5/01/44, 144A (Alternative Minimum Tax) (IF) (6)	5/24 at 100.00	A+	5,974,875

5,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/44	8/24 at 100.00	N/R	5,428,100

1,250	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A, 5.000%, 8/01/43	8/24 at 100.00	A–	1,398,412

	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D:
2,750	0.000%, 8/01/26, 144A	8/21 at 79.08	N/R	1,864,995
8,905	0.000%, 8/01/31, 144A	8/21 at 61.78	N/R	4,665,151
17,120	0.000%, 8/01/43, 144A	8/21 at 33.74	N/R	4,793,258

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2005B:
$1,375	0.000%, 8/01/30	8/18 at 100.00	N/R	$671,687
3,020	0.000%, 8/01/34	8/18 at 100.00	N/R	1,158,593

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B:
11,500	5.250%, 1/15/44	1/25 at 100.00	BBB–	12,560,070
16,000	5.250%, 1/15/49	1/25 at 100.00	BBB–	17,424,800

198	San Luis Obispo County Financing Authority, California, Revenue Bonds, Nacimiento Water Project, Tender Option Bond Trust 2015-XF2185, 15.379%, 9/01/38 – BHAC Insured, 144A (IF) (6)	No Opt. Call	AA+	200,167

13,385	Sanger Unified School District, Fresno County, California, General Obligation Bonds, Series 2017, 4.000%, 8/01/45 – BAM Insured (UB) (6)	8/27 at 100.00	AA	13,891,622

5,350	Santa Ana Unified School District (1999 Financing Project) Certificates of Participation (Orange County, California), 0.000%, 4/01/32 – AGM Insured	No Opt. Call	A2	3,195,448

7,720	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39 (Alternative Minimum Tax)	6/18 at 100.00	N/R	7,726,948

7,055	Santa Monica Public Financing Authority, California, Lease Revenue Bonds, City Services Building Project, Green Series, Series 2017, 4.000%, 7/01/47 (UB) (6)	7/27 at 100.00	AA+	7,365,279

3,250	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A (7)	3,715,725

	Saugus-Castaic School Facilities Financing Authority, California, Community Facilities District 2006-1C, Special Tax Bonds, Series 2013:
1,370	5.875%, 9/01/33	9/23 at 100.00	N/R	1,542,017
3,440	6.000%, 9/01/43	9/23 at 100.00	N/R	3,871,307

	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A:
22,000	0.000%, 6/01/36	5/18 at 100.00	N/R	8,011,960
7,500	0.000%, 6/01/47	5/18 at 100.00	N/R	1,228,875

11,435	Solano Community College District, Solano and Yolo Counties, California, General Obligation Bonds, Series 2017C, 4.000%, 8/01/46 (UB) (6)	8/27 at 100.00	Aa3	11,951,176

5,000	Sonoma Valley Unified School District, Sonoma County, California, General Obligation Bonds, Series 2017, 4.000%, 8/01/47 (UB) (6)	8/26 at 100.00	AA–	5,186,400

7,500	Stockton, California, Special Tax Bonds, Arch Road Community Facilities District 99-02, Refunding Series 2007, 5.875%, 9/01/37	9/19 at 100.00	N/R	7,500,150

1,000	Sulphur Springs Union School District, California, Special Tax Bonds, Community Facilities District 2002-1, Series 2014A, 5.000%, 9/01/39	3/24 at 100.00	BBB+	1,085,560

4,665	Sweetwater Union High School District, California, General Obligation Bonds, Series 2016, 4.000%, 8/01/42 (UB) (6)	2/26 at 100.00	A+	4,803,970

6,000	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2008-1 Tejon Industrial Complex East 2012B, 5.250%, 9/01/42	3/23 at 100.00	N/R	6,306,600

	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017:
4,905	5.500%, 9/01/27, 144A	No Opt. Call	N/R	4,945,270
3,655	5.750%, 9/01/32, 144A	9/27 at 100.00	N/R	3,678,538
4,940	6.125%, 9/01/37, 144A	9/27 at 100.00	N/R	5,022,646
13,245	6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	13,460,629

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$6,950	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Tender Option Bond Trust 2016-XL0023, 14.561%, 5/15/38, 144A (IF) (6)	5/23 at 100.00	AA–	$10,785,844

	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
15,195	5.375%, 6/01/38	5/18 at 100.00	B–	15,218,248
25,315	5.500%, 6/01/45	5/18 at 100.00	B–	25,315,253

	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A:
11,300	5.000%, 6/01/37	5/18 at 100.00	B2	11,325,877
47,950	5.125%, 6/01/46	5/18 at 100.00	B2	48,016,171

	Tulare Local Health Care District, California, Revenue Bonds, Series 2007:
835	5.100%, 11/01/27 (5)	6/18 at 100.00	N/R	542,750
2,785	5.200%, 11/01/32 (5)	6/18 at 100.00	N/R	1,810,250

1,210	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39 (Pre-refunded 3/01/21)	3/21 at 100.00	A– (7)	1,405,475

	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A:
760	7.400%, 9/01/32	9/21 at 100.00	BBB+	875,231
4,110	7.650%, 9/01/42	9/21 at 100.00	BBB+	4,834,675

10,615	Twin Rivers Unified School District, Sacramento and Placer Counties, California, General Obligation Bonds, Series 2016, 4.000%, 8/01/43 – AGM Insured (UB) (6)	8/26 at 100.00	A1	11,073,143

10,185	Union Elementary School District, Santa Clara County, California, General Obligation Bonds, Series 2017C, 4.000%, 9/01/46 (UB) (6)	9/27 at 100.00	AA+	10,690,176

1,565	University of California, General Revenue Bonds, Limited Project, Tender Option Bond Trust 2015-2194, 13.409%, 5/15/37, 144A (IF) (6)	5/22 at 100.00	AA–	2,260,439

5,500	University of California, General Revenue Bonds, Limited Project, Series 2016K, 4.000%, 5/15/46 (UB) (6)	5/26 at 100.00	AA–	5,692,665

2,500	University of California, General Revenue Bonds, Tender Option Bond Trust 2016-XG0061, 13.632%, 5/15/36, 144A (IF) (6)	5/23 at 100.00	AA	3,775,800

2,625	University of California, General Revenue Bonds, Tender Option Bond Trust 2016-XL0001, 13.560%, 5/15/38, 144A (IF) (6)	5/23 at 100.00	AA	3,872,794

600	West Hollywood Community Development Commission, California, Tax Allocation Revenue Bonds, East Side Redevelopment Project Series 2011A, 7.500%, 9/01/42	9/21 at 100.00	A–	708,708

3,615	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.500%, 9/01/31	9/22 at 102.00	N/R	4,049,089

1,800	West Sacramento, California, Special Tax Bonds, Community Facilities District 14 Newport Estates, Refunding & capital Projects, Series 2014, 4.375%, 9/01/36	9/24 at 100.00	N/R	1,867,698

	West Sacramento, California, Special Tax Bonds, Community Facilities District 27 Bridge District, Series 2017:
2,815	5.000%, 9/01/42	9/27 at 100.00	N/R	3,087,098
7,155	5.000%, 9/01/47	9/27 at 100.00	N/R	7,816,909

14,835	Western Placer Unified School District, Placer County, California, Certificates of Participation, Series 2017, 4.000%, 8/01/49 – AGM Insured (UB) (6)	8/27 at 100.00	AA	15,348,588

3,885	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A, 5.875%, 11/01/41	11/21 at 100.00	A	4,372,140

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$7,270	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1 Edgewater, Series 2005, 5.125%, 9/01/35	9/18 at 100.00	N/R	$7,271,018
3,978,272	Total California			3,319,193,589

	Colorado – 7.2%

	Adonea Metropolitan District 2, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2018A.:
3,200	5.125%, 12/01/37	12/23 at 103.00	N/R	3,261,408
4,940	5.125%, 12/01/45	12/23 at 103.00	N/R	4,999,972

5,452	Alpine Mountain Ranch Metropolitan District, Special Improvement District 1, Routt County, Colorado, Special Assessment Revenue Bonds, Series 2011, 9.000%, 12/01/30	12/20 at 100.00	N/R	5,675,106

1,575	Amber Creek Metropolitan District (In the City of Thornton), Adams County, Colorado, Limited Tax (Convertible to Unlimited Tax), General Obligation Refunding and Improvement Bonds, Series 2017A, 5.125%, 12/01/47	12/22 at 103.00	N/R	1,573,693

515	Amber Creek Metropolitan District (In the City of Thornton), Adams County, Colorado, Limited Tax (Convertible to Unlimited Tax), General Obligation Refunding and Improvement Bonds, Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	514,907

	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006:
3,800	5.250%, 10/01/32 – SYNCORA GTY Insured	6/18 at 100.00	BBB–	3,806,840
13,160	5.250%, 10/01/40 – SYNCORA GTY Insured	6/18 at 100.00	BBB–	13,161,053

2,170	Arvada West Town Center Business Improvement District, Colorado, General Obligation Bonds, Refunding Series 2015, 5.450%, 12/01/39	12/25 at 100.00	N/R	2,108,068

3,000	Aspen Reserve Metropolitan District, Thornton, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series 2017A, 5.875%, 12/01/47	12/22 at 103.00	N/R	3,002,460

527	Aspen Reserve Metropolitan District, Thornton, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2017B, 8.000%, 12/15/47	12/22 at 103.00	N/R	530,810

	Aurora Single Tree Metropolitan District, City of Aurora, Adams County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2006.:
500	5.000%, 11/15/20	No Opt. Call	N/R	500,000
6,065	5.500%, 11/15/31	6/18 at 100.00	N/R	6,010,415

4,405	Banning Lewis Ranch Metropolitan District No. 3 (In the City of Colorado Springs), El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2015A, 6.125%, 12/01/45	12/20 at 103.00	N/R	4,276,154

1,620	Banning Lewis Ranch Metropolitan District No. 3 (In the City of Colorado Springs), El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2015B, 7.750%, 12/15/45	12/20 at 103.00	N/R	1,600,916

	Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding Series 2016A:
2,645	5.500%, 12/01/36	12/21 at 103.00	N/R	2,708,427
3,485	5.750%, 12/01/46	12/21 at 103.00	N/R	3,567,838

2,375	Belleview Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Refunding & Improvement Series 2017, 5.125%, 12/01/46	12/21 at 103.00	N/R	2,422,476

2,915	Big Dry Creek Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Improvement Series 2017A, 5.750%, 12/01/47	12/22 at 103.00	N/R	2,941,672

644	Big Dry Creek Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	649,100

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$500	Blue Lake Metropolitan District No. 2 , Lochbuie, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 5.750%, 12/01/46	12/21 at 103.00	N/R	$507,685

2,025	Bramming Farm Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Capital Appreciation Series 2015, 6.000%, 12/01/44, 144A	12/24 at 100.00	N/R	2,059,607

2,000	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (7)	2,026,100

2,965	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2017A., 5.000%, 12/01/47	12/22 at 103.00	N/R	3,034,855

675	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2017B., 7.000%, 12/15/47	12/22 at 103.00	N/R	666,394

1,325	Bromley Park Metropolitan District No 2, Colorado, 6.375%, 12/15/47 (WI/DD, Settling 4/05/18)	12/23 at 103.00	N/R	1,325,000

	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A:
2,140	6.000%, 12/01/37	12/22 at 103.00	N/R	2,164,653
6,270	6.125%, 12/01/47	12/22 at 103.00	N/R	6,343,798

8,425	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Subordinate Series 2017B, 8.000%, 12/15/47	12/22 at 103.00	N/R	8,528,964

3,425	Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.125%, 12/01/47	12/22 at 103.00	N/R	3,427,774

2,997	Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Subordinate Series 2017B, 8.000%, 12/15/47	12/22 at 103.00	N/R	3,010,217

	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2017.:
3,275	5.000%, 12/01/37	12/20 at 103.00	N/R	3,300,447
9,265	5.000%, 12/01/47	12/20 at 103.00	N/R	9,286,958

3,860	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2015, 6.250%, 12/01/44 (Pre-refunded 12/01/20)	12/20 at 103.00	N/R (7)	4,412,482

1,845	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2016, 5.500%, 12/01/45 (Pre-refunded 12/01/20)	12/20 at 103.00	N/R (7)	2,073,282

2,801	Castle Pines Commercial Metropolitan District 1, Castle Rock, Colorado, Limited Tax Supported Revenue Bonds, Series 2015, 5.000%, 12/01/39	12/19 at 100.00	N/R	2,764,335

	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017:
6,250	5.000%, 12/01/37, 144A	12/22 at 103.00	N/R	6,478,937
17,270	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	17,733,181

4,500	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 6/01/37	12/25 at 100.00	N/R	4,516,740

1,922	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Subordinate Lien Series 2016B, 8.000%, 6/15/37	12/21 at 103.00	N/R	1,828,091

2,673	City Center West Residential Metropolitan District, Greeley, Colorado, General Obligation and Special Revenue Bonds, Limited Tax Series 2014A, 6.250%, 12/01/44	12/19 at 100.00	N/R	2,605,079

765	Clear Creek Station Metropolitan District 2, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 7.375%, 12/15/47	12/22 at 103.00	N/R	770,523

2,820	Clear Creek Station Metropolitan District 2, Adams County, Colorado, Limited Tax General Obligation Refunding & Improvement Series 2017A, 5.000%, 12/01/47	12/22 at 103.00	N/R	2,862,836

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Colliers Hill Metropolitan District 2, Erie, Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2017A:
$5,115	6.250%, 12/01/37	12/22 at 103.00	N/R	$5,188,963
4,380	6.500%, 12/01/47	12/22 at 103.00	N/R	4,442,722

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds World Compass Academy Project, Series 2017:
4,350	5.375%, 10/01/37	10/27 at 100.00	N/R	4,275,223
8,925	5.500%, 10/01/47	10/27 at 100.00	N/R	8,733,826
6,625	5.625%, 10/01/52	10/27 at 100.00	N/R	6,472,227

2,600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2010A, 6.250%, 11/01/40	11/20 at 100.00	B+	2,671,240

4,330	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2010B, 7.250%, 11/01/34	11/20 at 100.00	B+	4,464,490

1,350	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aspen Ridge School Project, Series 2015A, 5.250%, 7/01/46, 144A	7/25 at 100.00	BB	1,363,648

1,750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	BB	1,758,312

5,660	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Eagle Ridge Academy Project, Refunding & Improvement Series 2016, 5.000%, 11/01/36, 144A	11/21 at 100.00	BB+	5,756,107

4,360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 7.000%, 8/01/38 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (7)	4,437,652

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006:
1,630	5.500%, 2/15/26	6/18 at 100.00	N/R	1,630,652
2,370	5.625%, 2/15/36	6/18 at 100.00	N/R	2,365,852

970	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014B, 5.625%, 1/15/44	1/24 at 100.00	BBB–	1,029,005

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Loveland Classical Schools Project, Series 2016:
2,920	5.000%, 7/01/36, 144A	7/26 at 100.00	BB	2,969,114
3,855	5.000%, 7/01/46, 144A	7/26 at 100.00	BB	3,880,597

4,635	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42	10/22 at 100.00	N/R	4,878,430

2,150	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, New Vision Charter School Series 2008A, 6.750%, 4/01/40, 144A	4/18 at 100.00	N/R	2,150,150

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014:
2,025	5.125%, 7/01/34, 144A	7/24 at 100.00	BB	2,073,154
3,150	5.375%, 7/01/44, 144A	7/24 at 100.00	BB	3,239,649
2,700	5.500%, 7/01/49, 144A	7/24 at 100.00	BB	2,787,480

855	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	3/21 at 100.00	BB+	954,625

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Refunding & Improvement Series 2015:
2,745	5.000%, 12/15/35	12/25 at 100.00	BBB–	2,910,276
7,500	5.000%, 12/15/45	12/25 at 100.00	BBB–	7,875,675

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy Project, Refunding & Development Series 2016:
$1,000	5.000%, 9/01/36, 144A	9/21 at 100.00	N/R	$1,006,490
1,390	5.000%, 9/01/46, 144A	9/21 at 100.00	N/R	1,392,530

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Science Technology Engineering and Math School Project, Refunding Series 2014:
890	5.000%, 11/01/44	11/24 at 100.00	BB+	894,423
765	5.125%, 11/01/49	11/24 at 100.00	BB+	768,144

3,965	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.500%, 5/01/36	5/18 at 100.00	N/R	3,802,673

2,630	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38 (Pre-refunded 6/01/18)	6/18 at 102.00	N/R (7)	2,703,561

12,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013, 8.000%, 8/01/43	2/24 at 100.00	N/R	13,818,960

4,900	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (7)	5,283,327

4,085	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2016, 6.125%, 2/01/46, 144A	2/26 at 100.00	N/R	4,118,905

2,095	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	BBB+	2,181,670

1,790	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1001, 13.456%, 1/01/45, 144A (IF) (6)	1/23 at 100.00	BBB+	2,316,045

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1003:
3,450	12.466%, 2/01/41, 144A (IF) (6)	2/21 at 100.00	BBB+	4,020,939
2,500	12.466%, 2/01/41, 144A (IF) (6)	2/21 at 100.00	BBB+	2,913,725

3,940	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1025, 13.461%, 1/01/45, 144A (IF) (6)	1/23 at 100.00	BBB+	5,098,399

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF2195, 13.547%, 10/01/37, 144A (IF) (6)	11/23 at 100.00	BBB+	4,174,740

5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children’s Hospital Colorado Project, Series 2016A, 5.000%, 12/01/41 (UB) (6)	6/26 at 100.00	A+	5,562,000

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012:
1,800	6.750%, 6/01/32 (5), (9)	6/22 at 100.00	N/R	660,483
3,630	7.000%, 6/01/42 (5), (9)	6/22 at 100.00	N/R	1,331,973
4,225	7.125%, 6/01/47 (5), (9)	6/22 at 100.00	N/R	1,550,300

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	BBB	812,761

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 3366:
2,000	18.722%, 1/01/35, 144A (IF) (6)	1/24 at 100.00	AA–	3,428,760
4,785	16.204%, 1/01/44, 144A (IF) (6)	1/24 at 100.00	AA–	7,066,249

1,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sunny Vista Living Center Project, Series 2015A, 6.125%, 12/01/45, 144A	12/25 at 100.00	N/R	1,369,212

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF0054:
$1,000	14.382%, 1/01/30, 144A (IF)	1/20 at 100.00	AA–	$1,227,310
3,500	13.377%, 1/01/30, 144A (IF)	1/20 at 100.00	AA–	4,211,130
1,250	14.382%, 1/01/30, 144A (IF)	1/20 at 100.00	AA–	1,534,136
265	13.377%, 1/01/40, 144A (IF)	1/20 at 100.00	AA–	315,485

4,250	Colorado High Performance Transportation Enterprise, US 36 and I-25 Managed Lanes Revenue Bonds, Senior Lien Series 2014, 5.750%, 1/01/44 (Alternative Minimum Tax)	1/23 at 100.00	BBB–	4,713,420

135	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007, 5.000%, 6/01/18 (Alternative Minimum Tax) (9)	No Opt. Call	N/R	159,876

	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2017:
655	5.500%, 4/01/22 (Alternative Minimum Tax)	No Opt. Call	N/R	606,556
2,668	6.875%, 10/01/27 (Alternative Minimum Tax)	No Opt. Call	N/R	2,376,201

12,370	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018., 5.875%, 12/01/46 (WI/DD, Settling 4/12/18)	12/23 at 103.00	N/R	12,635,708

3,145	Colorado International Center Metropolitan District 3, Colorado, General Obligation Limited Tax Bonds, Series 2016, 5.000%, 12/01/46	12/21 at 103.00	N/R	2,984,322

2,419	Colorado Springs Urban Renewal Authority, Colorado, Subordinate Tax Increment Revenue Bonds, University Village Colorado Project, Refunding Series 2016, 6.750%, 12/15/30	12/21 at 103.00	N/R	2,291,107

5,915	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	6,175,319

5,045	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Taxable Series 2012B, 9.500%, 12/01/27 – RAAI Insured	12/22 at 100.00	N/R	4,870,998

	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
8,410	5.400%, 12/01/27	6/18 at 100.00	N/R	5,904,240
10,965	5.450%, 12/01/34	6/18 at 100.00	N/R	7,649,842

4,525	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, General Obligation Bonds, Refunding Limited Tax Convertible to Unlimited Tax Series 2015, 5.750%, 12/01/45	12/20 at 103.00	N/R	4,758,445

	Copperleaf Metropolitan District 3, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series 2017A.:
840	5.000%, 12/01/37	12/22 at 103.00	N/R	830,617
1,280	5.125%, 12/01/47	12/22 at 103.00	N/R	1,262,618

506	Copperleaf Metropolitan District 3, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2017B., 7.625%, 12/15/47	12/22 at 103.00	N/R	500,449

	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A:
1,910	5.125%, 12/01/37	12/22 at 103.00	N/R	1,982,752
4,600	5.250%, 12/01/47	12/22 at 103.00	N/R	4,766,888

3,945	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017B , 5.250%, 12/01/47	12/22 at 103.00	N/R	4,075,303

5,185	Cornerstone Metropolitan District 2, Montrose and Ouray Counties, Colorado, Limited Tax General Obligation Refunding Bonds, Series 2010A, 8.000%, 12/01/40 (10)	12/21 at 100.00	N/R	3,114,422

2,375	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 5.250%, 12/01/40	12/25 at 100.00	N/R	2,403,191

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$2,605	Cuchares Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2016A, 5.000%, 12/01/45	12/21 at 103.00	N/R	$2,606,276

670	Cuchares Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2016B, 7.750%, 12/15/45	12/21 at 103.00	N/R	669,933

4,725	Cumberland Green Metropolitan District, El Paso County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2015, 5.250%, 12/01/45	12/25 at 100.00	N/R	4,697,359

3,420	Cundall Farms Metropolitan District In the City of Thornton, Colorado, Limited Tax General Obligation Bonds, Series 2014, 6.875%, 12/01/44 (Pre-refunded 12/01/19)	12/19 at 100.00	N/R (7)	3,679,270

790	Cundall Farms Metropolitan District In the City of Thornton, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2016, 7.750%, 12/15/44 (Pre-refunded 12/15/19)	12/19 at 103.00	N/R (7)	885,084

7,555	Cundall Farms Metropolitan District, In the City of Thornton, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A., 5.000%, 12/01/47	12/22 at 103.00	N/R	7,631,154

750	Cundall Farms Metropolitan District, In the City of Thornton, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax, Refunding Series 2017B., 7.375%, 12/15/47	12/22 at 103.00	N/R	740,797

2,500	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien, Tender Option Bond Trust 2015-XF1036, 12.997%, 11/15/43, 144A (IF) (6)	11/23 at 100.00	A	3,477,600

2,465	Denver Connection West Metropolitan District, City and County of Denver, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2017A, 5.375%, 8/01/47	12/22 at 103.00	N/R	2,473,258

1,270	Denver Connection West Metropolitan District, City and County of Denver, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 8.000%, 8/01/47	12/22 at 103.00	N/R	1,269,136

2,110	Denver West Promenade Metropolitan District, Lakewood, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2013, 5.375%, 12/01/42	6/23 at 100.00	N/R	2,118,799

870	Denver West Promenade Metropolitan District, Lakewood, Colorado, General Obligation Bonds, Subordinate Convertible to Senior Limited Tax Convertible to Unlimited Tax, Series 2016, 6.000%, 12/15/46	6/23 at 100.00	N/R	796,981

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A:
7,500	0.000%, 9/01/39	No Opt. Call	BBB+	3,314,850
13,000	0.000%, 9/01/40	No Opt. Call	BBB+	5,518,630
1,500	0.000%, 9/01/41	No Opt. Call	BBB+	611,475

1,010	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/26 – NPFG Insured	No Opt. Call	BBB+	784,275

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
37,245	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	BBB+	25,293,824
70	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	BBB+	45,340
500	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	BBB+	310,670
10,950	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	BBB+	6,538,683
500	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	BBB+	285,475

45,720	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	BBB+	18,427,446

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B:
22,685	0.000%, 9/01/35 – NPFG Insured	9/26 at 63.78	BBB+	10,726,149
24,145	0.000%, 9/01/37 – NPFG Insured	9/26 at 57.65	BBB+	10,268,627
20,555	0.000%, 9/01/39 – NPFG Insured	9/26 at 52.09	BBB+	7,866,193

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
32,000	0.000%, 9/01/27 – NPFG Insured	No Opt. Call	BBB+	23,713,280
24,045	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	BBB+	17,049,107

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
$3,000	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	BBB+	$1,920,480
1,060	0.000%, 9/01/33 – NPFG Insured	9/20 at 48.04	BBB+	475,855

550	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015, 5.500%, 12/01/38	12/22 at 100.00	N/R	587,383

3,107	Elkhorn Ranch Metropolitan District 1, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.375%, 12/01/35	6/18 at 100.00	N/R	2,063,390

2,305	Erie Farm Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/45	12/21 at 103.00	N/R	2,347,228

632	Erie Farm Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016B, 7.750%, 12/15/45	12/21 at 103.00	N/R	634,844

1,620	Erie Highlands Metropolitan District No. 1 (In the Town of Erie), Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2015A, 5.750%, 12/01/45	12/20 at 103.00	N/R	1,648,787

4,806	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	4,999,345

2,445	Fitzsimons Village Metropolitan District 3, Arapahoe County, Colorado, Tax Increment/Public Improvement Fee Supported Revenue Bonds, Series 2014A, 6.000%, 3/01/44	3/20 at 100.00	N/R	2,435,293

2,187	Flatiron Meadows Metropolitan District, Boulder County, Colorado, General Obligation Limited Tax Bonds, Series 2016, 5.125%, 12/01/46	12/21 at 103.00	N/R	2,152,927

	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
2,750	5.250%, 12/01/24	No Opt. Call	N/R	2,845,012
12,995	5.750%, 12/01/30	12/24 at 100.00	N/R	13,443,717
28,430	6.000%, 12/01/38	12/24 at 100.00	N/R	29,195,336

2,350	Forest Trace Metropolitan District 3, Aurora City, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016A, 5.000%, 12/01/46	12/21 at 103.00	N/R	2,304,222

683	Forest Trace Metropolitan District 3, Aurora City, Arapahoe County, Colorado, General Obligation Bonds, Subordinate Limited Tax, Series 2016B, 7.250%, 12/15/46	12/21 at 103.00	N/R	637,143

735	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	774,727

	Gardens on Havana Metropolitan District 3, Arapahoe County, Colorado, Special Revenue Bonds, Refunding Series 2017A:
2,890	5.125%, 12/01/37	12/22 at 103.00	N/R	2,994,387
2,525	5.250%, 12/01/47	12/22 at 103.00	N/R	2,611,734

1,704	Gardens on Havana Metropolitan District 3, Arapahoe County, Colorado, Special Revenue Bonds, Refunding Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	1,745,271

1,320	Glen Metropolitan District. 2, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2017, 5.000%, 12/01/47	12/22 at 103.00	N/R	1,305,810

7,271	Granby Ranch Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 6.750%, 12/01/36 (Pre-refunded 5/03/18)	5/18 at 100.00	N/R (7)	7,254,858

2,131	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-1, 9.000%, 8/01/39 (4), (11)	12/19 at 100.00	N/R	2,117,170

2,780	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-2, 9.000%, 8/01/39 (11)	12/19 at 100.00	N/R	2,761,958

3,990	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2010, 9.000%, 11/01/40 (11)	12/20 at 100.00	N/R	3,963,666

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$780	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado, General Obligation Bonds, Limited Tax Series 2016B, 7.250%, 12/15/46	12/21 at 100.00	N/R	$748,909

5,105	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado, General Obligation Bonds, Series 2016A, 5.000%, 12/01/46	12/21 at 100.00	N/R	5,136,243

2,260	Green Gables Metropolitan District No. 1, Jefferson County, Colorado, General Obligation Bonds, Series 2016A, 5.300%, 12/01/46	12/21 at 103.00	N/R	2,280,024

735	Green Gables Metropolitan District No. 1, Jefferson County, Colorado, General Obligation Bonds, Series 2016B, 7.750%, 12/15/46	12/21 at 103.00	N/R	737,933

2,565	Harmony Technology Park Metropolitan District 2, Fort Collins, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2017, 5.000%, 9/01/47	12/22 at 103.00	N/R	2,564,795

750	Harvest Junction Metropolitan District, Longmont, Colorado, General Obligation Bonds, Refunding and Improvement Series 2012, 5.375%, 12/01/37	12/22 at 100.00	N/R	781,432

2,065	Hawthorn Metropolitan District 2, Jefferson County, Colorado, General Obligation Bonds, Series 2014, 6.375%, 12/01/44 (Pre-refunded 12/01/19)	12/19 at 100.00	N/R (7)	2,220,639

955	Hawthorn Metropolitan District 2, Jefferson County, Colorado, Limited Tax Subordinate General Obligation Bonds, Series 2015, 7.750%, 12/15/44 (Pre-refunded 12/15/19)	12/19 at 103.00	N/R (7)	1,076,953

4,575	Hawthorn Metropolitan District No. 2, Jefferson County, Colorado, General Obligation, Refunding Series 2017A., 5.000%, 12/01/47	12/22 at 103.00	N/R	4,647,422

820	Hawthorn Metropolitan District No. 2, Jefferson County, Colorado, General Obligation, Refunding Series 2017B., 7.250%, 12/15/47	12/22 at 103.00	N/R	810,734

16,080	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015, 6.125%, 12/01/44	12/24 at 100.00	N/R	16,426,042

8,517	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Series 2007A, 5.500%, 12/01/37	6/18 at 100.00	N/R	8,506,183

3,420	Highlands Metropolitan District No. 2, City and County of Broomfield, Colorado, Limited Tax (Convertible to Unlimited Tax) General Obligation Bonds, Series 2016A, 5.125%, 12/01/46	12/21 at 103.00	N/R	3,482,518

1,590	Highline Crossing Metropolitan District, In the City of Aurora, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2017A, 5.500%, 12/01/47	12/22 at 103.00	N/R	1,585,262

336	Highline Crossing Metropolitan District, In the City of Aurora, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	335,026

4,915	Highpointe Vista Metropolitan District 2, Windsor, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/46	12/21 at 103.00	N/R	4,942,327

1,025	Iliff Commons Metropolitan District 2, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2015, 6.250%, 12/01/44	12/20 at 103.00	N/R	1,040,477

780	Iliff Commons Metropolitan District 3, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2016A, 6.000%, 12/01/46	12/21 at 103.00	N/R	793,611

1,610	Interquest South Business Improvement District, Colorado Springs, El Paso County, Colorado, Public Improvement Fee Revenue Bonds, Series 2017, 5.000%, 12/01/47	12/22 at 103.00	N/R	1,595,140

6,295	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2015, 5.500%, 12/01/45	12/20 at 103.00	N/R	6,241,430

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2017:
$4,152	5.625%, 12/01/34	12/20 at 103.00	N/R	$4,204,772
4,515	5.750%, 12/01/47	12/20 at 103.00	N/R	4,525,384

	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
5,485	5.125%, 12/01/31	12/21 at 103.00	N/R	5,350,508
4,510	5.250%, 12/01/36	12/21 at 103.00	N/R	4,363,786
19,140	5.375%, 12/01/46	12/21 at 103.00	N/R	18,395,454

7,025	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Taxable Series 2016B, 9.000%, 12/01/46	12/21 at 103.00	N/R	6,611,438

3,525	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	6/18 at 100.00	N/R	3,529,547

	Lakes at Centerra Metropolitan District 2, Loveland, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018A.:
2,200	5.125%, 12/01/37	12/23 at 103.00	N/R	2,226,708
4,000	5.250%, 12/01/47	12/23 at 103.00	N/R	4,044,080

1,795	Lakes at Centerra Metropolitan District 2, Loveland, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2018B., 7.625%, 12/15/47	12/23 at 103.00	N/R	1,800,259

6,210	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding & Improvement Series 2015, 5.750%, 12/15/46	12/23 at 100.00	N/R	6,260,363

1,245	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax Convertible to Unlimited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/44	12/20 at 100.00	N/R	1,253,678

1,626	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax General Obligation Bonds, Subordinate Lien Series 2017, 7.750%, 12/15/47	12/20 at 100.00	N/R	1,635,821

2,765	Leyden Ranch Metropolitan District , In the City of Arvada, Jefferson County, Colorado, General Obligation Limited Tax, Convertible to Unlimited Tax Bonds, Series 2017A, 5.125%, 12/01/47	12/22 at 103.00	N/R	2,863,019

	Leyden Rock Metropolitan District No. 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016A:
500	4.375%, 12/01/33	12/21 at 103.00	N/R	500,115
1,770	5.000%, 12/01/45	12/21 at 103.00	N/R	1,805,028

695	Leyden Rock Metropolitan District No. 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016B, 7.250%, 12/15/45	12/21 at 103.00	N/R	686,493

5,200	Liberty Ranch Metropolitan District, Colorado, General Obligation Bonds, Refunding and Improvement Series 2017A, 5.000%, 12/01/46	12/21 at 103.00	N/R	5,356,988

2,427	Liberty Ranch Metropolitan District, Colorado, General Obligation Bonds, Subordinate Improvement Series 2017B, 8.125%, 12/15/46	12/21 at 103.00	N/R	2,460,468

2,230	Littleton Village Metropolitan District No. 2, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2015, 5.375%, 12/01/45	12/20 at 103.00	N/R	2,242,243

1,295	Lost Creek Farms Metropolitan District (In the Town of Erie), Boulder County, Colorado, General Obligation Limited Tax Bonds, Series 2017A., 5.750%, 12/01/47	12/22 at 103.00	N/R	1,274,940

197	Lost Creek Farms Metropolitan District (In the Town of Erie), Boulder County, Colorado, General Obligation Limited Tax Bonds, Series 2017B., 8.000%, 12/15/47	12/22 at 103.00	N/R	194,898

2,820	Marvella Metropolitan District, Centennial, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.125%, 12/01/46	12/21 at 103.00	N/R	2,920,307

674	Marvella Metropolitan District, Centennial, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2016B, 7.500%, 12/15/46	12/21 at 103.00	N/R	675,348

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,445	Midcities Metropolitan District No. 2, In the City and County of Broomfield, Colorado, Subordinate Special Revenue Refunding Bonds, Series 2016B, 7.750%, 12/15/46	12/21 at 103.00	N/R	$1,442,486

1,805	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016B, 7.500%, 12/15/46	12/21 at 103.00	N/R	1,815,126

	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016:
1,500	5.000%, 12/01/35	12/25 at 100.00	N/R	1,548,060
5,300	5.000%, 12/01/46	12/25 at 100.00	N/R	5,383,846

2,335	Mountain Shadows Metropolitan District, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2015, 5.500%, 12/01/44	12/25 at 100.00	N/R	2,318,655

2,655	Mountain’s Edge Metropolitan District, Jefferson County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016A, 5.000%, 12/01/46, 144A	12/21 at 103.00	N/R	2,453,645

561	Mountain’s Edge Metropolitan District, Jefferson County, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2016B, 7.375%, 12/15/46, 144A	12/21 at 103.00	N/R	527,054

	Murphy Creek Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Refunding & Improvement Series 2006:
5,770	6.000%, 12/01/26 (12)	6/18 at 100.00	N/R	3,894,750
10,910	6.125%, 12/01/35 (13)	6/18 at 100.00	N/R	7,364,250

2,000	North Pine Vistas Metropolitan District 2, Castle Pines, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 6.750%, 12/01/46	12/21 at 103.00	N/R	2,017,920

9,015	North Pine Vistas Metropolitan District 3, Castle Pines, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 6.375%, 12/01/46	12/21 at 103.00	N/R	9,084,415

1,203	North Pine Vistas Metropolitan District 3, Castle Pines, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2016B, 8.250%, 12/15/46	12/21 at 103.00	N/R	1,211,950

	North Range Metropolitan District No. 2 , In the City of Commerce City, Adams County, Colorado , Limited Tax General Obligation and Special Revenue and Improvement Bonds, Refunding Series 2017A:
1,550	5.625%, 12/01/37, 144A	12/22 at 103.00	N/R	1,563,780
2,975	5.750%, 12/01/47	12/22 at 103.00	N/R	3,002,221

2,836	North Range Metropolitan District No. 2 , In the City of Commerce City, Adams County, Colorado , Limited Tax General Obligation and Special Revenue and Improvement Bonds, Refunding Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	2,858,461

915	Overlook Metropolitan District in the Town of Parker, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/46	12/21 at 103.00	N/R	887,971

940	Overlook Metropolitan District in the Town of Parker, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2016B, 7.750%, 12/15/46	12/21 at 103.00	N/R	917,374

3,500	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation Limited Tax and Revenue Bonds, Series 2016, 5.000%, 12/01/46	12/21 at 103.00	N/R	3,535,315

	Palisade Park North Metropolitan District No. 1, City and County of Broomfield, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax, Series 2016A:
2,075	5.875%, 12/01/46	12/21 at 103.00	N/R	1,963,718
530	8.000%, 12/15/46	12/21 at 103.00	N/R	507,035

1,592	Parker Automotive Metropolitan District (In the Town of Parker, Colorado), General Obligation Bonds, Refunding Series 2016, 5.000%, 12/01/45	12/26 at 100.00	N/R	1,503,150

4,180	Parker Homestead Metropolitan District, Parker, Douglas County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2016, 5.625%, 12/01/44	12/21 at 103.00	N/R	4,425,617

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Pinon Pines Metropolitan District No. 1, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2016:
$3,000	5.250%, 12/01/36	12/21 at 103.00	N/R	$2,800,200
4,330	5.375%, 12/01/46	12/21 at 103.00	N/R	3,978,014

1,965	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/40, 144A	12/22 at 100.00	N/R	2,034,168

	Prairie Center Metropolitan District No. 3, In the City of Brighton, Adams County, Colorado, Limited Property Tax Supported Primary Improvements Revenue Bonds, Refunding Series 2017A:
10,990	5.000%, 12/15/41, 144A	12/26 at 100.00	N/R	11,269,476
2,180	5.000%, 12/15/41, 144A	12/26 at 100.00	N/R	2,167,857

3,100	Prairiestar Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax series 2016, 5.750%, 12/01/46	12/21 at 103.00	N/R	3,235,470

15,865	Promenade at Castle Rock Metropolitan District 1, Colorado, General Obligation Bonds, Limited Tax Series 2015A, 5.750%, 12/01/39	12/20 at 103.00	N/R	16,721,234

	Reata South Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2018.:
4,915	5.375%, 12/01/37	12/23 at 103.00	N/R	4,977,420
10,340	5.500%, 12/01/47	12/23 at 103.00	N/R	10,488,482

	Red Sky Ranch Metropolitan District, Eagle County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2015:
475	4.750%, 12/01/35	12/24 at 100.00	N/R	477,665
3,195	5.000%, 12/01/44	12/24 at 100.00	N/R	3,219,985

10,000	Regional Transportation District, Colorado, Certificates of Participation, Series 2014, 5.000%, 6/01/44 – AGM Insured (UB) (6)	6/23 at 100.00	Aa3	10,934,300

	Regional Transportation District, Colorado, Certificates of Participation, Tender Option Bond Trust Series 2015-XF1031:
2,660	12.969%, 6/01/39, 144A (IF) (6)	6/23 at 100.00	A	3,675,402
3,190	13.965%, 6/01/44, 144A (IF) (6)	6/23 at 100.00	A	4,362,580
3,750	12.969%, 6/01/44, 144A (IF) (6)	6/23 at 100.00	A	5,128,950
2,745	12.964%, 6/01/44, 144A (IF) (6)	6/23 at 100.00	A	3,753,925

4,000	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.500%, 1/15/30	7/20 at 100.00	Baa3	4,400,600

5,786	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/45	12/26 at 100.00	N/R	5,842,356

1,325	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General Obligation Bonds, Series 2016B, 5.125%, 12/01/45	12/26 at 100.00	N/R	1,349,499

3,300	Rex Ranch Metropolitan District, Boulder County, Colorado, General Obligation Limited Tax Bonds, Series 2018A, 5.750%, 12/01/47	12/23 at 103.00	N/R	3,310,857

1,400	Richards Farm Metropolitan District 2, Arvada, Colorado, General Obligation Limited Tax Bonds, Series 2015A, 5.750%, 12/01/45	12/20 at 103.00	N/R	1,350,160

510	Richards Farm Metropolitan District 2, Arvada, Colorado, General Obligation Limited Tax Bonds, Series 2015B, 7.750%, 12/15/45	12/20 at 103.00	N/R	501,922

1,126	River Park Metropolitan District, New Castle, Garfield County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2009, 6.990%, 6/15/39	6/18 at 100.00	N/R	1,126,462

2,345	Salisbury Heights Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2017A, 5.500%, 12/01/47	12/22 at 103.00	N/R	2,366,691

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$509	Salisbury Heights Metropolitan District, Douglas County, Colorado, Limited tax General Obligation Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	$518,294

Serenity Ridge Metropolitan District No. 2, In the City of Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding and Improvement Bonds Series 2018A.:

550	5.125%, 12/01/37	12/23 at 103.00	N/R	560,554
1,000	5.125%, 12/01/43	12/23 at 103.00	N/R	1,011,420

635	Serenity Ridge Metropolitan District No. 2, In the City of Aurora, Arapahoe County, Colorado, General Obligation Bonds, Subordinate Limited Tax, Refunding and Improvement Bonds Series 2018B., 7.250%, 12/15/35	12/23 at 103.00	N/R	637,470

1,225	Sheridan Station West Metropolitan District, Lakewood, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2017, 6.000%, 12/01/47	12/22 at 103.00	N/R	1,221,509

1,710	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46	12/21 at 103.00	N/R	1,753,913

1,500	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Subordinate Series 2016B, 7.625%, 12/15/46	12/21 at 103.00	N/R	1,476,915

2,072	Silver Peaks Metropolitan District 2, Colorado, Limited Tax Obligation Bonds, Series 2006, 5.750%, 12/01/36	6/18 at 100.00	N/R	1,880,278

2,895	Solaris Metropolitan District 3, Vail, Colorado, Limited Tax General Obligation Bonds, Refunding Convertible to Unlimited Tax Series 2016A, 5.000%, 12/01/46	12/21 at 103.00	N/R	2,989,116

4,313	Sorrel Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 5.750%, 12/01/36	6/18 at 100.00	N/R	3,884,029

	SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series 2016:
810	5.000%, 12/01/36	12/21 at 103.00	N/R	831,165
1,220	5.000%, 12/01/46	12/21 at 103.00	N/R	1,242,033

1,000	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2017A-1, 5.000%, 12/01/47	12/27 at 100.00	Ba1	1,067,030

	Southlands Metropolitan District 2, Aurora, Colorado, General Obligation Bonds, Series 2010:
2,110	7.375%, 12/01/35	12/20 at 100.00	N/R	2,173,870
2,829	6.000%, 12/15/40	No Opt. Call	N/R	2,221,359

7,205	Southshore Metropolitan District 2 Aurora, Arapahoe County, Colorado, General Obligation Bonds, Convertible Capital Appreciation Series 2015, 6.500%, 12/01/42	12/20 at 103.00	N/R	7,186,627

5,202	Southshore Metropolitan District 2 Aurora, Arapahoe County, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2017, 7.750%, 12/15/42	12/20 at 103.00	N/R	5,198,619

6,175	Southwest Timnath Metropolitan District 4, Timnath, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2017A, 5.375%, 12/01/47	12/22 at 103.00	N/R	6,169,998

1,105	Southwest Timnath Metropolitan District 4, Timnath, Larimer County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	1,104,337

	St. Vrain Lakes Metropolitan District No. 2, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2017A.:
1,500	5.000%, 12/01/37	12/22 at 103.00	N/R	1,506,585
6,550	5.125%, 12/01/47	12/22 at 103.00	N/R	6,582,488

1,084	St. Vrain Lakes Metropolitan District No. 2, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2017B., 7.625%, 12/15/47	12/22 at 103.00	N/R	1,064,726

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$10,840	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/38	12/19 at 103.00	N/R	$11,180,376

2,625	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation Bonds, Series 2015B, 7.750%, 12/15/38	12/19 at 103.00	N/R	2,663,535

	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Senior Series 2015A:
2,695	5.500%, 12/01/35	12/20 at 103.00	N/R	2,753,859
4,500	5.750%, 12/01/45	12/20 at 103.00	N/R	4,608,540

	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Senior Series 2017A.:
1,715	5.000%, 12/01/30	12/22 at 102.00	N/R	1,764,752
9,000	5.000%, 12/01/38	12/22 at 102.00	N/R	9,147,150
15,920	5.000%, 12/01/47	12/22 at 102.00	N/R	16,098,463

1,045	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Subordinate Series 2015B, 7.750%, 12/15/45	12/20 at 103.00	N/R	1,057,237

4,500	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Subordinate Series 2017B., 7.500%, 12/15/47	12/22 at 102.00	N/R	4,492,170

6,680	Sterling Ranch Metropolitan District 2, El Paso County, Colorado, General Obligation Bonds, Limited Tax Convertible Capital Appreciation Series 2015A, 0.000%, 12/01/45 (4)	12/22 at 102.00	N/R	5,335,917

4,990	Stetson Ridge Metropolitan District 3, Colorado, Limited Tax General Obligation Bonds, Series 2012, 7.125%, 12/01/42	12/19 at 102.00	N/R	4,980,669

2,275	Stone Creek Metropolitan District, In Douglas County Colorado, General Obligation Limited Tax Bonds, Series 2018A., 5.625%, 12/01/47	12/23 at 103.00	N/R	2,288,741

595	Stone Creek Metropolitan District, In Douglas County, Colorado, Subordinate General Obligation Limited Tax Bonds, Series 2018B., 7.875%, 12/15/47	12/23 at 103.00	N/R	598,653

7,500	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007, 7.250%, 12/01/31 (14)	6/18 at 100.00	N/R	1,200,000

2,455	Tabernash Meadows Water and Sanitation District, Grand County, Colorado, General Obligation Refunding Bonds, Series 2010, 7.125%, 12/01/34	12/20 at 100.00	N/R	2,578,266

2,730	Table Mountain Metropolitan District, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 5.250%, 12/01/45	12/21 at 103.00	N/R	2,851,348

6,275	Tallman Gulch Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Refunding and Improvement Bonds, Subordinate Limited Tax General Obligation Bonds, Series 2018A., 5.250%, 12/01/47	12/22 at 103.00	N/R	6,246,449

1,360	Tallman Gulch Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Refunding and Improvement Bonds, Subordinate Limited Tax General Obligation Bonds, Series 2018B., 8.000%, 12/15/47	12/22 at 103.00	N/R	1,354,560

1,935	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Refunding and Improvement Bonds, Limited Tax Convertible to Unlimited Tax, Series 2013, 5.125%, 11/01/38	12/23 at 100.00	N/R	2,050,229

833	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.100%, 12/01/26	6/18 at 100.00	N/R	834,299

2,425	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2016A, 6.750%, 11/01/38	12/21 at 103.00	N/R	2,431,256

	Thompson Crossing Metropolitan District No. 6 in the Town of Johnstown, Larimer County, Colorado, General Obligation Limited Tax Bonds Series 2015A:
1,000	6.000%, 12/01/44	12/20 at 103.00	N/R	1,014,730
784	7.750%, 12/15/44	12/20 at 103.00	N/R	797,148

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$6,430	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	$6,640,068

	Timnath Ranch Metropolitan District No. 4, In the Town of Tanith, Larimer County, Colorado, Limited Tax General Obligation Refunding and Improvement Bonds, Series 2018A.:
1,500	5.250%, 12/01/37	12/23 at 103.00	N/R	1,507,140
2,850	5.375%, 12/01/47	12/23 at 103.00	N/R	2,863,480

953	Timnath Ranch Metropolitan District No. 4, In the Town of Tanith, Larimer County, Colorado, Subordinate Limited Tax General Obligation Bonds, Series 2018B., 7.750%, 12/15/47	12/23 at 103.00	N/R	957,012

9,500	Valagua Metropolitan District, Eagle County, Colorado, General Obligation Limited Tax Bonds, Series 2008, 7.750%, 12/01/37 (15)	12/18 at 100.00	N/R	1,900,000

970	VDW Metropolitan District 2, Larimer County, Colorado, General Obligation Bonds, Refunding Limited Tax Series 2016B, 7.250%, 12/15/45	No Opt. Call	A2	936,050

1,725	Village East Metropolitan District 3, Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2017A, 5.000%, 12/01/46	12/22 at 103.00	N/R	1,701,609

245	Village East Metropolitan District 3, Weld County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2017B, 7.750%, 12/15/46	12/22 at 103.00	N/R	242,359

245	Water Valley Metropolitan District 1, Colorado, General Obligation Bonds, Refunding Series 2016, 5.250%, 12/01/40	12/26 at 100.00	N/R	258,816

470	Water Valley Metropolitan District 2, Windsor, Colorado, General Obligation Bonds, Refunding Series 2016, 5.250%, 12/01/40	12/26 at 100.00	N/R	503,732

2,211	Waterfall Metropolitan District 1, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2018, 5.750%, 12/01/46	12/21 at 103.00	N/R	2,216,859

1,710	Waterfall Metropolitan District No. 1, In the City of Loveland, Larimer County, Colorado, Limited Tax General Obligation Refunding Bonds, Limited Tax General Obligation Refunding Convertible Capital Appreciation Bonds, Series 2016B, 6.500%, 12/01/46	12/21 at 103.00	N/R	1,754,323

1,500	Westown Metropolitan District, In the City of Arvada, Jefferson County, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax Bonds, Series 2017A., 5.000%, 12/01/47	12/22 at 103.00	N/R	1,486,245

849	Westown Metropolitan District, In the City of Arvada, Jefferson County, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax Bonds, Series 2017B., 7.375%, 12/15/47	12/22 at 103.00	N/R	842,573

	Whispering Pines Metropolitan District No.1, In the City of Aurora, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation Refunding and Improvement Bonds, Series 2017A.:
1,000	5.000%, 12/01/37	12/22 at 103.00	N/R	1,013,270
2,635	5.000%, 12/01/47	12/22 at 103.00	N/R	2,653,155

1,995	Whispering Pines Metropolitan District No.1, In the City of Aurora, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation Refunding and Improvement Bonds, Series 2017B., 7.375%, 12/15/47	12/22 at 103.00	N/R	1,990,332

3,265	Windshire Park Metropolitan District 2, Windsor, Weld County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2017A, 6.500%, 12/01/47	12/27 at 103.00	N/R	3,553,430

1,635	Windshire Park Metropolitan District 2, Windsor, Weld County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/27 at 103.00	N/R	1,630,258

1,280	Winter Farm Metropolitan District 1, Colorado, Property Tax Supported Revenue Bonds, Series 2011, 7.500%, 12/01/39 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (7)	1,328,909

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,245	York Street Metropolitan District, Thornton, Adams County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2017A, 6.250%, 12/01/47	12/21 at 103.00	N/R	$1,262,442

473	York Street Metropolitan District, Thornton, Adams County, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2017B, 8.250%, 12/15/47	12/21 at 103.00	N/R	479,196
1,276,205	Total Colorado			1,155,162,299

	Connecticut – 0.5%

7,050	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	6/18 at 100.00	Caa1	6,832,225

	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust 2016-XG0094:
28	18.253%, 10/01/37, 144A (IF) (6)	4/21 at 100.00	N/R	36,782
2,472	18.253%, 10/01/37, 144A (IF) (6)	4/21 at 100.00	Ba2	3,247,293
35	18.233%, 10/01/37, 144A (IF) (6)	4/21 at 100.00	N/R	45,962
2,990	18.233%, 10/01/37, 144A (IF) (6)	4/21 at 100.00	Ba2	3,926,468
20	18.253%, 10/01/41, 144A (IF) (6)	4/21 at 100.00	N/R	26,170
1,230	18.253%, 10/01/41, 144A (IF) (6)	4/21 at 100.00	Ba2	1,609,467
25	18.253%, 10/01/41, 144A (IF) (6)	4/21 at 100.00	N/R	32,715
1,725	18.253%, 10/01/41, 144A (IF) (6)	4/21 at 100.00	Ba2	2,257,301
10	18.253%, 10/01/41, 144A (IF) (6)	4/21 at 100.00	N/R	13,085
615	18.253%, 10/01/41, 144A (IF) (6)	4/21 at 100.00	Ba2	804,734

	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A:
546	7.000%, 4/01/22 (Pre-refunded 4/01/20)	4/20 at 100.00	N/R (7)	587,938
38,220	7.875%, 4/01/39 (Pre-refunded 4/01/20)	4/20 at 100.00	N/R (7)	42,732,635

163,552	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 0.240%, 7/01/31 (cash 4.000%, PIK 2.050%) (5)	No Opt. Call	N/R	5,111,001

4,474	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2015A, 6.750%, 2/01/45, 144A	2/23 at 100.00	B–	4,795,939

5,000	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (7)	5,732,550
227,992	Total Connecticut			77,792,265

	Delaware – 0.3%

22,885	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	23,826,260

1,100	Delaware Economic Development Authority, Revenue Bonds, ASPIRA of Delaware Charter Operations, Inc. Project, Series 2016A, 5.000%, 6/01/51	6/26 at 100.00	BB+	1,092,872

	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc. Project, Series 2015A:
4,890	6.750%, 9/01/35, 144A	3/25 at 100.00	N/R	4,897,628
7,500	7.000%, 9/01/45, 144A	3/25 at 100.00	N/R	7,507,425

3,000	Sussex County, Delaware, Recovery Zone Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 6.000%, 10/01/40	12/20 at 100.00	Baa3	3,161,340

1,370	Wilmington, Delaware, Multifamily Rental Housing Revenue Bonds, Lincoln Towers Associates, LLC Project, Series 2011A and Series 2011B, 8.250%, 7/15/48 (Mandatory put 7/15/28)	7/21 at 100.00	N/R	1,476,970
40,745	Total Delaware			41,962,495

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia – 0.4%

$2,630	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/35	10/22 at 100.00	BB+	$2,671,212

137,300	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	5/18 at 100.00	N/R	20,783,101

	District of Columbia, Hospital Revenue Bonds, Children’s Hospital Obligated Group, Refunding Series 2015:
5,000	5.000%, 7/15/40 (UB) (6)	1/26 at 100.00	A1	5,557,250
10,000	5.000%, 7/15/44 (UB) (6)	1/26 at 100.00	A1	11,049,600

	District of Columbia, Hospital Revenue Bonds, Children’s Hospital Obligated Group, Tender Option Bond Trust 2017-XG0130:
2,275	15.116%, 7/15/35 – AGM Insured (Pre-refunded 7/15/18), 144A (IF) (6)	7/18 at 101.00	A2 (7)	2,459,980
1,145	15.017%, 7/15/35 – AGM Insured (Pre-refunded 7/15/18), 144A (IF) (6)	7/18 at 101.00	AA (7)	1,240,688

2,050	District of Columbia, Revenue Bonds, Center for Strategic and International Studies, Inc., Series 2011, 6.625%, 3/01/41 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R (7)	2,318,037

	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public Policy, Series 2011:
2,590	7.125%, 11/15/26	11/20 at 100.00	B–	2,674,512
2,740	7.500%, 11/15/31	11/20 at 100.00	B–	2,837,243
1,000	7.875%, 11/15/40	11/20 at 100.00	B–	1,040,760

6,410	District of Columbia, Revenue Bonds, Howard University, Refunding Series 2011A, 6.500%, 10/01/41	4/21 at 100.00	Ba2	6,899,275

90	District of Columbia, Revenue Bonds, Howard University, Refunding Series 2011A, 6.500%, 10/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (7)	102,024

	District of Columbia, Revenue Bonds, Howard University, Series 2011:
35	6.500%, 10/01/41 (Pre-refunded 4/01/21) (UB) (6)	4/21 at 100.00	N/R (7)	39,676
2,465	6.500%, 10/01/41 (UB) (6)	4/21 at 100.00	Ba2	2,653,153

	District of Columbia, Revenue Bonds, Howard University, Series 2011:
20	18.253%, 10/01/41, 144A (Pre-refunded 4/01/21) (IF) (6)	4/21 at 100.00	N/R (7)	26,170
1,230	18.253%, 10/01/41, 144A (IF) (6)	4/21 at 100.00	Ba2	1,609,467

	District of Columbia, Revenue Bonds, Ingleside at Rock Creek Project, Series 2017A:
580	5.000%, 7/01/32	7/24 at 103.00	N/R	614,754
800	5.000%, 7/01/37	7/24 at 103.00	N/R	837,944
3,100	5.000%, 7/01/52	7/24 at 103.00	N/R	3,208,841
181,460	Total District of Columbia			68,623,687

	Florida – 12.1%

1,500	A.H. at Turnpike South Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Phase One Project, Series 2015, 6.250%, 11/01/46	11/29 at 100.00	N/R	1,651,860

	Alachua County Health Facilities Authority, Florida, Continuing Care Retirement Community Revenue Bonds, Oak Hammock Project, Series 2012A:
2,500	8.000%, 10/01/42	10/22 at 102.00	N/R	2,904,525
2,500	8.000%, 10/01/46	10/22 at 102.00	N/R	2,893,400

	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Terraces at Bonita Springs Project, Series 2011A:
10,380	8.000%, 11/15/31	11/21 at 100.00	N/R	11,745,800
12,700	8.125%, 11/15/41	11/21 at 100.00	N/R	14,301,089
7,500	8.125%, 11/15/46	11/21 at 100.00	N/R	8,418,825

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,400	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2004A, 6.300%, 5/01/35	6/18 at 100.00	N/R	$2,401,776

1,900	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2006A, 5.375%, 5/01/37	6/18 at 100.00	N/R	1,883,128

1,990	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Area 3-A Series 2018A., 5.250%, 11/01/38 (WI/DD, Settling 4/19/18)	11/28 at 100.00	N/R	1,997,960

1,600	Arborwood Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2018A-2., 5.000%, 5/01/36	5/28 at 100.00	N/R	1,604,960

	Armstrong Community Development District, Clay County, Florida, Special Assessment Revenue Bonds, Series 2017A:
415	5.000%, 11/01/34, 144A	11/27 at 100.00	N/R	422,893
1,000	5.125%, 11/01/48, 144A	11/27 at 100.00	N/R	1,022,370

2,110	Armstrong Community Development District, Clay County, Florida, Special Assessment Revenue Bonds, Series 2017B, 5.250%, 11/01/29, 144A	No Opt. Call	N/R	2,123,314

750	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2017, 5.750%, 5/01/48	5/31 at 100.00	N/R	765,180

2,010	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 2 Project, Series 2017A-1, 6.000%, 5/01/48	5/31 at 100.00	N/R	2,022,562

1,380	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 2 Project, Series 2017A-2, 6.000%, 5/01/29	No Opt. Call	N/R	1,381,021

3,340	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Maple Ridge Phase 2 Project, Series 2016, 5.250%, 5/01/47	5/26 at 100.00	N/R	3,136,594

17,815	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	6/18 at 100.00	N/R	16,945,806

23,095	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2012, 6.700%, 5/01/42	5/22 at 100.00	N/R	23,729,420

3,485	Aventura Isles Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/43	11/24 at 100.00	N/R	3,682,390

5,600	Babcock Ranch Community Independent Special District, Florida, Special Assessment Bonds, Series 2015, 5.250%, 11/01/46	11/25 at 100.00	N/R	5,680,136

2,100	Ballentrae Hillsborough Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2014, 5.500%, 11/01/44	11/25 at 100.00	N/R	2,127,132

4,545	Bannon Lakes Community Development District, Saint Johns County, Florida, Special Assessment Revenue Bonds, Series 2016, 5.000%, 11/01/48	11/28 at 100.00	N/R	4,826,063

1,000	Bartram Park Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Lien Series 2015A-2, 5.000%, 5/01/35	5/25 at 100.00	BBB	1,046,250

3,765	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-1, 5.875%, 5/01/37	5/22 at 100.00	N/R	3,776,257

3,160	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-2, 5.400%, 5/01/37	5/22 at 100.00	N/R	3,183,953

4,550	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-3, 5.875%, 5/01/37	5/22 at 100.00	N/R	4,563,604

3,345	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-5, 5.875%, 5/01/37	5/22 at 100.00	N/R	3,329,546

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,650	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB	$2,788,012

	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A:
2,495	5.000%, 9/01/43	9/23 at 100.00	BBB	2,604,131
1,035	5.000%, 9/01/45	9/23 at 100.00	BBB	1,079,246
4,050	5.000%, 9/01/48	9/23 at 100.00	BBB	4,217,143

	Beach Road Golf Estates Community Development District, Bonita Springs, Florida, Special Assessment Bonds Series 2015:
80	5.000%, 11/01/36	11/25 at 100.00	N/R	81,155
11,385	5.000%, 11/01/46	11/25 at 100.00	N/R	11,441,583

130	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Subordinate Lien Series 2007B, 6.200%, 5/01/38	6/18 at 100.00	N/R	130,087

2,850	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37 (Pre-refunded 5/01/18)	5/18 at 100.00	N/R (7)	2,858,407

2,930	Bella Vida Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/37	6/18 at 100.00	N/R	2,717,165

3,000	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	BBB–	3,601,380

1,000	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Phase 1 Project, Series 2013A, 6.500%, 11/01/43	11/24 at 100.00	N/R	1,151,540

	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A:
740	5.375%, 11/01/36	11/27 at 100.00	N/R	769,755
1,070	5.500%, 11/01/46	11/27 at 100.00	N/R	1,111,890

2,465	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016B, 5.625%, 11/01/35	No Opt. Call	N/R	2,540,922

3,200	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.875%, 5/01/47	5/26 at 100.00	N/R	3,271,744

32,010	Boggy Creek Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.125%, 5/01/43	5/23 at 100.00	N/R	32,372,033

	Bonterra Community Development District, Hialeah, Florida, Special Assessment Bonds, Assessment Area 2 Project, Series 2016:
1,000	4.500%, 5/01/34	5/27 at 100.00	N/R	1,018,960
3,000	4.750%, 5/01/46	5/27 at 100.00	N/R	2,999,820

	Bonterra Community Development District, Hialeah, Florida, Special Assessment Bonds, Senior Series 2017A-1:
550	4.000%, 5/01/37	5/28 at 100.00	BBB–	540,611
1,290	4.125%, 5/01/47	5/28 at 100.00	BBB–	1,248,539

500	Bonterra Community Development District, Hialeah, Florida, Special Assessment Bonds, Subordinate Series 2017A-2, 5.000%, 5/01/47	5/28 at 100.00	N/R	500,765

	Boyette Park Community Development District, Florida, Special Assessment Bonds, Series 2018.:
1,795	5.000%, 5/01/38, 144A (WI/DD, Settling 4/04/18)	5/28 at 100.00	N/R	1,796,328
2,990	5.125%, 5/01/48, 144A (WI/DD, Settling 4/04/18)	5/28 at 100.00	N/R	2,993,379

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,435	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	6/18 at 100.00	N/R	$2,435,000

1,105	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007A2, 6.000%, 5/01/38	6/18 at 100.00	N/R	1,104,989

	Brevard County, Florida, Industrial Development Revenue Bonds, TUFF Florida Tech Project, Series 2009:
1,440	6.500%, 11/01/29	11/19 at 100.00	BB+	1,492,229
11,045	6.750%, 11/01/39	11/19 at 100.00	BB+	11,432,569

	Brookstone Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2018.:
1,400	5.125%, 11/01/38, 144A	11/31 at 100.00	N/R	1,420,776
2,875	5.250%, 11/01/48, 144A	11/31 at 100.00	N/R	2,917,607

	Bullfrog Creek Community Development District, Florida Hillsborough County, Special Assessment Bonds, Series 2017:
1,190	5.125%, 11/01/38	11/27 at 100.00	N/R	1,211,134
1,725	5.250%, 11/01/47	11/27 at 100.00	N/R	1,758,741

4,000	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care Inc. Project, Series 2015, 5.875%, 7/01/40, 144A	7/25 at 100.00	N/R	4,318,520

660	Capital Projects Finance Authority, Student Housing Revenue Bonds, Capital Projects Loan Program – Florida Universities, Series 2001F, 5.125%, 10/01/21 – NPFG Insured	6/18 at 100.00	Baa2	660,772

1,890	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2014A, 8.250%, 1/01/44 (5)	1/21 at 103.00	N/R	1,554,279

720	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2016A, 5.750%, 1/01/50 (5)	6/18 at 100.00	N/R	650,182

2,290	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, Coral Gardens Apartments Project, Series 2018A., 4.850%, 1/01/54	1/23 at 105.00	BBB	2,289,840

	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc., Series 2018.:
730	6.100%, 8/15/38, 144A	8/28 at 100.00	N/R	734,949
4,030	6.200%, 8/15/48, 144A	8/28 at 100.00	N/R	4,057,202
3,955	6.375%, 8/15/53, 144A	8/28 at 100.00	N/R	3,981,419

5,000	Capital Trust Agency, Florida, Revenue Bonds, Miami Community Charter School Project, Series 2010A, 7.000%, 10/15/40	10/20 at 100.00	N/R	5,236,250

	Capital Trust Agency, Florida, Revenue Bonds, Odyssey Charter School Project, Series 2017A:
3,490	5.375%, 7/01/37, 144A	7/27 at 100.00	BB	3,503,576
4,820	5.500%, 7/01/47, 144A	7/27 at 100.00	BB	4,836,870

10,500	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2017A, 5.250%, 6/15/47, 144A	6/27 at 100.00	N/R	9,978,780

5,750	Capital Trust Agency, Florida, Revenue Bonds, Tuscan Gardens Palm Coast Senior Living Community Project, Series 2017A, 7.000%, 10/01/49, 144A	4/24 at 103.00	N/R	5,621,430

	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2017A:
1,090	5.000%, 10/15/47, 144A	10/27 at 100.00	Ba2	1,094,077
895	5.000%, 10/15/52, 144A	10/27 at 100.00	Ba2	887,706

	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior Housing, Inc. Project, Series 2017:
1,860	5.375%, 8/01/32, 144A	8/24 at 103.00	N/R	1,891,918
2,735	5.625%, 8/01/37, 144A	8/24 at 103.00	N/R	2,801,543
11,380	5.875%, 8/01/52, 144A	8/24 at 103.00	N/R	11,678,839

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Carlton Lakes Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2015:
$850	5.625%, 11/01/36	11/26 at 100.00	N/R	$878,866
2,040	5.750%, 11/01/47	11/26 at 100.00	N/R	2,103,934

500	Carlton Lakes Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2018., 5.125%, 5/01/38 (WI/DD, Settling 4/10/18)	5/28 at 100.00	N/R	501,545

3,225	Cascades at Groveland Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.300%, 5/01/36	6/18 at 100.00	N/R	3,224,935

	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2014:
4,005	5.000%, 5/01/34	5/24 at 100.00	N/R	4,050,857
9,745	5.125%, 5/01/45	5/24 at 100.00	N/R	9,848,492

	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2017:
1,675	5.000%, 5/01/32, 144A	5/27 at 100.00	N/R	1,748,214
4,000	5.000%, 5/01/48, 144A	5/27 at 100.00	N/R	4,120,480

1,200	Centre Lake Community Development District, Miami Lakes, Florida, Special Assessment Bonds, Series 2016, 4.750%, 12/15/46	12/26 at 100.00	N/R	1,205,016

4,000	Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Series 2015, 5.500%, 10/01/36, 144A (Alternative Minimum Tax)	10/25 at 100.00	N/R	3,913,720

2,650	Coco Palms Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2016, 4.500%, 5/01/32	5/27 at 100.00	N/R	2,671,544

3,170	Coconut Cay Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.375%, 5/01/36	6/18 at 100.00	N/R	3,170,571

	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A:
500	5.250%, 6/01/28	6/23 at 100.00	BBB–	533,905
2,130	5.625%, 6/01/33	6/23 at 100.00	BBB–	2,283,679

	Collier County Industrial Development Authority, Florida, Facilities Revenue Bonds, Gulf Coast Charter Academy, Series 2017A:
1,110	5.000%, 12/01/37, 144A	12/27 at 100.00	N/R	1,088,144
2,205	5.000%, 12/01/47, 144A	12/27 at 100.00	N/R	2,119,225

	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A:
8,000	7.750%, 5/15/35, 144A	5/24 at 100.00	N/R	8,862,320
5,000	8.000%, 5/15/37, 144A	5/24 at 100.00	N/R	5,616,550

1,000	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2015A, 6.500%, 5/15/49, 144A	5/25 at 100.00	N/R	1,007,260

	Concord Station Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2016A-2:
945	4.625%, 5/01/35	5/26 at 100.00	N/R	943,308
500	4.750%, 5/01/46	5/26 at 100.00	N/R	493,110

540	Connerton West Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2018A-2 Phase 2, 5.000%, 5/01/36 (WI/DD, Settling 4/03/18)	5/28 at 100.00	N/R	539,341

1,000	Carlton Lakes Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2018, 5.250%, 5/01/49 (WI/DD, Settling 4/10/18)	5/28 at 100.00	N/R	1,003,070

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,725	Copper Oaks Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/35	6/18 at 100.00	N/R	$2,725,082

1,435	Copperstone Community Development District, Manatee County, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.200%, 5/01/38	6/18 at 100.00	N/R	1,435,086

1,865	Cordoba Ranch Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2006, 5.550%, 5/01/37	6/18 at 100.00	N/R	1,819,923

3,265	Corkscrew Farms Community Development District, Lee County, Florida, Special Assessment Bonds, Area One Project, Series 2016, 4.750%, 11/01/37	11/32 at 100.00	N/R	3,275,121

	Corkscrew Farms Community Development District, Lee County, Florida, Special Assessment Bonds, Area Two Project, Series 2017.:
3,625	5.000%, 11/01/38, 144A	11/32 at 100.00	N/R	3,624,239
7,400	5.125%, 11/01/50, 144A	11/32 at 100.00	N/R	7,403,478

	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1:
795	5.250%, 11/01/37	11/28 at 100.00	N/R	821,704
2,020	5.600%, 11/01/46	11/28 at 100.00	N/R	2,112,294

1,320	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-2, 5.625%, 11/01/35	No Opt. Call	N/R	1,395,016

3,180	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014A-2, 7.000%, 5/01/30	5/24 at 100.00	N/R	3,169,506

2,385	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014A-3, 6.500%, 5/01/44	5/24 at 100.00	N/R	2,499,146

1,275	Cypress Creek Community Development District, Hillborough County, Florida, Capital Improvement Bonds, Subordinate Lien, Series 2017A, 6.000%, 5/01/45	5/32 at 100.00	N/R	1,250,698

875	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995, 8.000%, 6/01/22	6/18 at 100.00	N/R	878,552

	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015:
935	5.300%, 5/01/36	5/26 at 100.00	N/R	955,907
1,430	5.500%, 5/01/45	5/26 at 100.00	N/R	1,445,730
1,955	5.500%, 5/01/46	5/26 at 100.00	N/R	1,975,215

8,825	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2015, 4.750%, 5/01/36	5/22 at 100.00	N/R	8,876,626

1,425	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2011B, 7.250%, 5/01/21	No Opt. Call	N/R	1,481,572

3,205	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2013, 5.000%, 11/01/33	5/23 at 100.00	N/R	3,290,093

4,000	Epperson Ranch Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-1, 5.375%, 11/01/48	11/27 at 100.00	N/R	3,961,280

4,535	Epperson Ranch Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-2, 5.250%, 11/01/29	No Opt. Call	N/R	4,442,441

4,300	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2013, 7.000%, 11/01/45	5/27 at 100.00	N/R	5,175,566

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A:
4,065	7.625%, 12/15/31	12/21 at 101.00	N/R	4,450,159
13,615	7.750%, 6/15/42	12/21 at 101.00	N/R	14,596,097

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A:
$765	6.000%, 6/15/37, 144A	6/26 at 100.00	N/R	$794,498
1,510	6.125%, 6/15/46, 144A	6/26 at 100.00	N/R	1,570,234

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A:
6,025	6.250%, 7/01/34	7/24 at 100.00	N/R	6,155,200
9,780	6.500%, 7/01/44	7/24 at 100.00	N/R	9,984,500

3,935	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2017A, 5.750%, 7/01/44, 144A	7/27 at 100.00	N/R	3,947,198

295	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2017B, 7.250%, 7/01/20, 144A	No Opt. Call	N/R	293,286

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2017C.:
9,160	5.650%, 7/01/37, 144A	7/27 at 101.00	N/R	9,011,425
14,575	5.750%, 7/01/47, 144A	7/27 at 101.00	N/R	14,290,496

255	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2017D., 7.250%, 7/01/20, 144A	No Opt. Call	N/R	253,949

320	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Taxable Series 2014B, 7.000%, 7/01/20	No Opt. Call	N/R	318,202

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A:
6,405	4.750%, 7/15/36, 144A	7/26 at 100.00	N/R	6,117,992
8,535	6.375%, 6/15/46, 144A	6/26 at 100.00	N/R	8,800,268
7,735	5.000%, 7/15/46, 144A	7/26 at 100.00	N/R	7,435,655

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami Arts Charter School Projects, Series 2014:
1,250	5.875%, 6/15/34, 144A	6/24 at 100.00	N/R	1,203,775
4,275	6.000%, 6/15/44, 144A	6/24 at 100.00	N/R	4,017,388

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A:
355	6.000%, 6/15/35, 144A	6/25 at 100.00	N/R	374,468

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A:
1,500	6.000%, 9/15/30	9/20 at 100.00	BB+	1,575,750
10,840	6.000%, 9/15/40	9/20 at 100.00	BB+	11,289,535

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A:
9,610	7.000%, 6/15/26	6/21 at 100.00	BB	10,470,191
5,275	7.500%, 6/15/33	6/21 at 100.00	BB	5,807,300
17,150	7.625%, 6/15/41	6/21 at 100.00	BB	18,841,676

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A:
1,500	6.000%, 6/15/32	6/22 at 100.00	N/R	1,590,840
5,800	6.125%, 6/15/43	6/22 at 100.00	N/R	6,063,552

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A:
18,525	8.000%, 12/15/35	6/23 at 100.00	N/R	21,056,997
4,000	8.500%, 6/15/44	6/23 at 100.00	N/R	4,609,920

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A:
$2,110	6.000%, 6/15/34	6/24 at 100.00	N/R	$2,227,886
6,115	6.125%, 6/15/44	6/24 at 100.00	N/R	6,377,272

8,500	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A, 6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	8,852,495

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Southwest Charter Foundation Inc. Projects, Series 2017A:
2,150	6.000%, 6/15/37, 144A	6/27 at 100.00	N/R	2,137,659
6,290	6.125%, 6/15/47, 144A	6/27 at 100.00	N/R	6,259,619

1,800	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	6/18 at 100.00	B+	1,717,830

4,115	Florida Housing Finance Corporation, Multifamily Mortgage Revenue Bonds, Crossroads Apartments, Series 2010A-2, 7.250%, 8/15/27	8/20 at 100.00	N/R	4,344,494

286,590	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project – South Segment, Series 2017., 0.000%, 1/01/47, 144A (Alternative Minimum Tax)	1/19 at 105.00	BB–	295,325,263

	Flow Way Community Development District, Florida, Special Assessment Bonds, Phase 4 Project, Series 2015:
1,250	5.125%, 11/01/36	11/26 at 100.00	N/R	1,272,962
1,500	5.375%, 11/01/46	11/26 at 100.00	N/R	1,534,575

	Flow Way Community Development District, Florida, Special Assessment Bonds, Phase 5 Project, Series 2016:
1,740	4.875%, 11/01/37	11/26 at 100.00	N/R	1,760,010
2,465	5.000%, 11/01/46	11/26 at 100.00	N/R	2,466,602

	Flow Way Community Development District, Florida, Special Assessment Bonds, Phase 6 Project, Series 2017:
565	5.000%, 11/01/38	11/28 at 100.00	N/R	598,312
840	5.000%, 11/01/47	11/28 at 100.00	N/R	885,872

4,250	Flow Way Community Development District, Florida, Special Assessment Bonds, Series 2013, 6.500%, 11/01/44	11/24 at 100.00	N/R	4,603,430

	Forest Brooke Community Development District, Florida, Special Assessment Bonds, Series 2017:
1,000	5.000%, 12/15/37	12/27 at 100.00	N/R	1,020,740
2,000	5.125%, 12/15/46	12/27 at 100.00	N/R	2,049,800

1,630	Gateway Services Community Development District, Fort Myers Lee County, Florida, Special Assessment Refunding Bonds, Series 2013, 5.750%, 5/01/33	5/23 at 100.00	N/R	1,752,103

220	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Doral Breeze Project Series 2012, 5.500%, 11/01/32	11/22 at 100.00	N/R	237,684

3,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area Project, Improvement Series 2014A-1, 5.000%, 5/01/44	5/24 at 100.00	N/R	3,024,900

1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area, Refunding Series 2014A-2, 5.000%, 5/01/39	5/24 at 100.00	N/R	1,010,920

2,110	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 5.000%, 5/01/46	5/26 at 100.00	N/R	2,129,454

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$4,500	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Phase 1 Project, Series 2014A-1, 5.900%, 5/01/45	5/24 at 100.00	N/R	$4,662,135

1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2, 6.500%, 5/01/39	5/24 at 100.00	N/R	1,053,650

8,830	Greater Orlando Aviation Authority, Florida, Special Purpose Airport Facilities Revenue Bonds, JetBlue Airways Corporation, Series 2013, 5.000%, 11/15/36 (Alternative Minimum Tax)	5/23 at 100.00	N/R	9,247,041

1,630	Greeneway Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2013, 5.125%, 5/01/43	5/23 at 100.00	N/R	1,652,086

	Grove Resort Community Development District, Orange County, Florida, Special Assessment Revenue Bonds, Series 2017A:
1,650	5.000%, 11/01/28	No Opt. Call	N/R	1,662,276
10,100	5.875%, 11/01/47	11/32 at 100.00	N/R	10,407,242

9,030	Grove Resort Community Development District, Orange County, Florida, Special Assessment Revenue Bonds, Series 2017B, 6.000%, 4/15/22	No Opt. Call	N/R	9,286,452

	Gulfstream Polo Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Phase 1 Project, Series 2017:
890	4.625%, 11/01/37	11/27 at 100.00	N/R	890,997
1,120	5.000%, 11/01/47	11/27 at 100.00	N/R	1,147,373

	Hacienda Lakes Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2016:
1,255	4.500%, 5/01/36	5/26 at 100.00	N/R	1,258,878
2,400	4.625%, 5/01/46	5/26 at 100.00	N/R	2,407,392

4,975	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Special Assessment, Refunding Series 2014, 5.250%, 5/01/32	5/24 at 100.00	N/R	5,165,940

	Heights Community Development District, Florida, Tax Increment & Special Assessment Revenue Bonds, Series 2017:
2,620	5.000%, 1/01/38	1/27 at 100.00	N/R	2,685,081
6,550	5.000%, 1/01/50	1/27 at 100.00	N/R	6,663,708

760	Hemingway Point Community Development District, Florida, Special Assessment Bonds, Phase Two Project, Series 2014, 5.000%, 11/01/34	11/24 at 100.00	N/R	763,352

665	Heritage Harbour North Community Development District, Florida, Capital Improvement Revenue Bond, Refunding Series 2017A-1, 5.250%, 5/01/38	5/27 at 100.00	N/R	677,469

	Heritage Harbour North Community Development District, Florida, Special Assessment Bond, Series 2014:
1,200	5.000%, 5/01/34	5/29 at 101.00	N/R	1,294,908
2,170	5.125%, 5/01/45	5/29 at 101.00	N/R	2,392,468

820	Heron Isles Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2017A-2, 5.000%, 5/01/36, 144A	5/27 at 100.00	N/R	828,315

4,815	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Two, Series 2016A-2, 6.250%, 11/01/29	No Opt. Call	N/R	4,951,987

555	Highland Meadows Community Development District, Davenport, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.500%, 5/01/36	6/18 at 100.00	N/R	555,006

	Highland Meadows II Community Development District, Davenport, Florida, Special Assessment Revenue Bonds, Area 4B/C Project, Series 2017:
1,000	4.750%, 11/01/38	11/27 at 100.00	N/R	994,770
1,665	5.000%, 11/01/48	11/27 at 100.00	N/R	1,654,594

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Highland Meadows II Community Development District, Davenport, Florida, Special Assessment Revenue Bonds, Area 5 Project, Series 2017:
$435	5.375%, 11/01/37	11/27 at 100.00	N/R	$454,349
870	5.500%, 11/01/47	11/27 at 100.00	N/R	906,784

365	Highland Meadows II Community Development District, Davenport, Florida, Special Assessment Revenue Bonds, Area 6 Project, Series 2017, 5.500%, 11/01/47	11/27 at 100.00	N/R	380,432

2,395	Hillcrest Community Development District, Hollywood, Florida, Special Assessment District Revenue Bonds, Capital Improvement Program, Series 2018., 5.000%, 11/01/48	11/27 at 100.00	N/R	2,496,740

3,500	Hillsborough County Industrial Development Authority, Florida, Charter School Revenue Bonds, Terrace Community Middle School, Series 2007A, 5.125%, 5/15/37	6/18 at 100.00	BB	3,500,280

	Isles of Bartram Park Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2015:
1,960	5.000%, 11/01/35	11/25 at 100.00	N/R	2,026,072
3,000	5.125%, 11/01/45	11/25 at 100.00	N/R	3,080,370

	Isles of Bartram Park Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2017:
1,000	4.625%, 11/01/37	11/27 at 100.00	N/R	1,000,350
1,000	5.000%, 11/01/47	11/27 at 100.00	N/R	1,023,660

13,550	Jacksonville Economic Development Commission, Florida, Industrial Development Revenue Bonds, Gerdau Ameristeel US Inc. Project, Series 2007, 5.300%, 5/01/37 (Alternative Minimum Tax)	6/18 at 100.00	BBB–	13,554,742

2,605	Jacksonville, Florida, Special Revenue Bonds, Tender Option Bond Trust 2015-XF0062, 13.261%, 10/01/41, 144A (IF)	10/21 at 100.00	Aa3	3,524,825

	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel O-1 Project, Series 2014:
500	5.125%, 11/01/34	11/24 at 100.00	N/R	501,260
920	5.375%, 11/01/44	11/24 at 100.00	N/R	930,874

	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel Q Project, Series 2014:
610	5.125%, 11/01/34	11/24 at 100.00	N/R	611,830
1,030	5.375%, 11/01/44	11/24 at 100.00	N/R	1,042,175

4,830	Keys Cove II Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.500%, 5/01/36	6/18 at 100.00	N/R	4,833,671

	Kindred Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2016:
1,025	4.625%, 5/01/36	5/26 at 100.00	N/R	1,028,177
1,870	5.000%, 5/01/47	5/26 at 100.00	N/R	1,896,853

	Kindred Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2017:
1,255	4.625%, 5/01/37	5/27 at 100.00	N/R	1,251,022
2,200	5.000%, 5/01/48	5/27 at 100.00	N/R	2,228,754

2,460	Lake Ashton Community Development District, Polk County, Florida, Capital Improvement Revenue Bonds, Series 2015A-1, 5.000%, 5/01/32	5/25 at 100.00	N/R	2,454,982

1,235	Lake Powell Residential Golf Community Development District, Bay County, Florida, Special Assessment Revenue Refunding Bonds, Series 2012, 5.750%, 11/01/32	11/23 at 100.00	N/R	1,283,202

8,180	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Refunding Series 2014, 5.625%, 5/01/34	5/24 at 100.00	N/R	8,571,249

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2012:
$4,600	5.250%, 11/01/33	11/22 at 100.00	N/R	$4,688,182
3,155	5.750%, 11/01/42	11/22 at 100.00	N/R	3,288,646

2,955	Lakeside Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2015, 5.750%, 5/01/45	5/25 at 100.00	N/R	3,023,792

2,970	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Del Webb Project, Series 2017, 5.125%, 5/01/47, 144A	5/27 at 100.00	N/R	3,109,234

980	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Centre North Project, Series 2015, 4.875%, 5/01/35	5/25 at 100.00	N/R	1,001,433

4,355	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Ranch South Project, Series 2016, 5.000%, 5/01/36	5/26 at 100.00	N/R	4,548,928

	Landings at Miami Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2018.:
2,080	4.625%, 11/01/38, 144A	11/28 at 100.00	N/R	2,068,997
3,195	4.750%, 11/01/48, 144A	11/28 at 100.00	N/R	3,174,488

9,275	Landmark at Doral Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.500%, 5/01/38	6/18 at 100.00	N/R	9,286,779

1,790	Lee County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Janies Garden Phase 2, Series 2010B, 7.250%, 9/15/47 (Mandatory put 9/15/27)	9/20 at 100.00	N/R	1,870,389

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
11,400	5.250%, 6/15/27	6/18 at 100.00	BB	11,408,094
35,550	5.375%, 6/15/37	6/18 at 100.00	BB	35,551,777

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
2,625	5.500%, 6/15/32	6/22 at 100.00	BB	2,709,026
4,700	5.750%, 6/15/42	6/22 at 100.00	BB	4,709,964

5,675	Lee County Industrial Development Authority, Florida, Healthcare Facilities Refunding Revenue Bonds, Cypress Cove at HealthPark Florida, Inc. Project, Series 2012, 5.750%, 10/01/42	10/22 at 100.00	BB+	6,103,973

3,490	Lee County Industrial Development Authority, Florida, Healthcare Facilities Refunding Revenue Bonds, Cypress Cove at HealthPark Florida, Inc. Project, Series 2014, 5.500%, 10/01/47	10/22 at 102.00	BB+	3,761,801

	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Park Royal Psychiatric Hospital, Series 2010:
6,380	9.000%, 12/01/30	12/18 at 104.00	N/R	6,698,298
15,540	9.500%, 12/01/40	12/18 at 104.00	N/R	16,314,514

	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Preserve Project, Series 2017A.:
790	5.375%, 12/01/32, 144A	12/22 at 105.00	N/R	801,534
2,000	5.625%, 12/01/37, 144A	12/22 at 105.00	N/R	2,042,420
7,650	5.750%, 12/01/52, 144A	12/22 at 105.00	N/R	7,791,219

23,920	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/37 (UB) (6)	6/18 at 100.00	A	23,975,255

226	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.400%, 5/01/37	6/18 at 100.00	N/R	226,009

4,250	Magnolia Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.600%, 5/01/49 (5)	No Opt. Call	N/R	892,500

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Majorca Isles Community Development District, Miami Gardens, Florida, Special Assessment Bonds, Series 2015:
$1,000	5.375%, 5/01/35	5/26 at 100.00	N/R	$1,018,640
3,760	5.625%, 5/01/46	5/26 at 100.00	N/R	3,831,854

1,920	Marshall Creek Community Development District, Saint Johns County, Florida, Capital Improvement and Special Assessment Bonds, Refunding Series 2015A, 5.000%, 5/01/32	5/25 at 100.00	N/R	1,957,747

410	Meadow Pines Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014-2, 6.000%, 5/01/34	5/24 at 100.00	N/R	431,902

	Mediterranean Community Development District, Riviera Beach, Florida, Special Assessment Bonds, Area 2 Project, Refunding & Improvement Series 2017:
1,130	4.750%, 5/01/37	5/28 at 100.00	N/R	1,144,667
2,700	5.000%, 5/01/48	5/28 at 100.00	N/R	2,735,019

	Miami Beach, Florida, Resort Tax Revenue Bonds, Series 2015:
13,515	5.000%, 9/01/40 (UB)	9/25 at 100.00	AA–	15,089,498
7,000	5.000%, 9/01/45 (UB)	9/25 at 100.00	AA–	7,781,340

	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, South Florida Autism Charter School Project, Series 2017:
3,895	5.875%, 7/01/37, 144A	7/27 at 100.00	N/R	3,848,182
6,530	6.000%, 7/01/47, 144A	7/27 at 100.00	N/R	6,440,670

	Miami World Center Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2017:
13,005	5.125%, 11/01/39	11/27 at 100.00	N/R	13,651,999
15,255	5.250%, 11/01/49	11/27 at 100.00	N/R	16,175,487

	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Aspira of Florida Project, Series 2016A:
9,370	6.000%, 11/01/46, 144A	11/26 at 100.00	BB	9,570,893
7,175	6.000%, 11/01/51, 144A	11/26 at 100.00	BB	7,265,692

4,895	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Pine crest Academy Inc. , Series 2017., 5.000%, 9/15/44, 144A	9/27 at 100.00	BBB	5,119,974

	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Pine crest Academy Project, Series 2014:
1,000	5.000%, 9/15/34	9/24 at 100.00	BBB	1,049,380
1,730	5.250%, 9/15/44	9/24 at 100.00	BBB	1,824,666

	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op Charter Schools Project, Series 2015A:
1,500	5.750%, 9/15/35, 144A	9/25 at 100.00	N/R	1,516,230
2,250	6.000%, 9/15/45, 144A	9/25 at 100.00	N/R	2,289,060

3,250	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Doral Academy, Seres 2018., 5.000%, 1/15/48	1/28 at 100.00	BBB–	3,424,622

2,880	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Tender Option Bond Trust Series 2016-XG0065, 14.429%, 10/01/41, 144A (IF) (6)	10/20 at 100.00	A	3,788,496

	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008, Tender Option Bond Trust 2016-XG0010:
1,705	13.985%, 10/01/38 (Pre-refunded 10/01/18) – AGC Insured, 144A (Alternative Minimum Tax) (IF) (6)	10/18 at 100.00	A2 (7)	1,823,157
295	13.985%, 10/01/38 – AGC Insured, 144A (Alternative Minimum Tax) (IF) (6)	10/18 at 100.01	A2	315,444
1,500	13.985%, 10/01/38 (Pre-refunded 10/01/18) – AGC Insured, 144A (Alternative Minimum Tax) (IF) (6)	10/18 at 100.02	A2 (7)	1,603,950

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$3,210	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Tender Option Bond Trust 2015-XF2191, 16.293%, 6/01/39 (Pre-refunded 6/01/19) – AGC Insured, 144A (IF) (6)	6/19 at 100.00	Aa3 (7)	$3,821,056

	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 2016-XG0030:
3,750	13.345%, 10/01/39 (Pre-refunded 10/01/20) – AGC Insured, 144A (IF)	10/20 at 100.00	A+ (7)	4,934,812
855	13.345%, 10/01/39 (Pre-refunded 10/01/20) – AGM Insured, 144A (IF)	10/20 at 100.00	A+ (7)	1,125,137
2,065	13.331%, 10/01/39 (Pre-refunded 10/01/20) – AGM Insured, 144A (IF)	10/20 at 100.00	A+ (7)	2,716,631

	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Infrastructure Project, Refunding Series 2014B:
985	5.000%, 5/01/29	5/23 at 100.00	N/R	1,042,819
6,715	5.000%, 5/01/37	5/23 at 100.00	N/R	7,074,857

13,905	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Refunding Series 2014A, 5.000%, 5/01/37	5/23 at 100.00	N/R	14,650,169

1,500	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.375%, 5/01/32	5/22 at 100.00	N/R	1,550,580

	Naples Reserve Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2014:
1,565	5.250%, 11/01/35	11/24 at 100.00	N/R	1,652,061
2,680	5.625%, 11/01/45	11/24 at 100.00	N/R	2,854,790

870	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38 (5)	6/18 at 100.00	N/R	687,300

1,590	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.300%, 5/01/18 (5)	No Opt. Call	N/R	1,256,100

5,060	North Springs Improvement District, Florida, Special Assessment Bonds, Assessment Area A Series 2014A-1, 5.000%, 5/01/38	5/28 at 100.00	N/R	5,330,103

8,710	North Springs Improvement District, Florida, Water Management Bonds, Series 2017C, 5.000%, 5/01/48, 144A	5/28 at 100.00	N/R	9,138,619

2,025	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 16, Refunding Series 2012, 5.750%, 8/01/32	8/22 at 100.00	N/R	2,207,290

	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 2C, Series 2014:
2,700	5.000%, 8/01/34	8/24 at 100.00	N/R	2,834,082
5,700	5.000%, 8/01/46	8/24 at 100.00	N/R	5,918,652

	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 2C, Series 2017:
2,400	5.000%, 8/01/32	8/27 at 100.00	N/R	2,571,672
750	5.000%, 8/01/37	8/27 at 100.00	N/R	794,677
2,000	5.000%, 8/01/46	8/27 at 100.00	N/R	2,103,380

13,280	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015, 5.500%, 8/01/46	8/26 at 100.00	N/R	13,911,066

	Oaks Shady Creek Community Development District, Florida, Special Assessment Bonds, Series 2015:
1,290	4.750%, 11/01/35	11/25 at 100.00	N/R	1,276,313
3,245	4.875%, 11/01/45	11/25 at 100.00	N/R	3,213,296

345	Orange County Health Facilities Authority, Hospital Revenue Bonds, Orlando Health, Inc., Tender Option Bond Trust 2016-XF1056, 12.580%, 10/01/42, 144A (IF) (6)	4/22 at 100.00	A	466,709

2,245	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015, 5.000%, 5/01/36	5/26 at 100.00	N/R	2,292,774

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Osceola Chain Lakes Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2018.:
$1,070	5.125%, 5/01/38	5/28 at 100.00	N/R	$1,075,393
1,130	5.250%, 5/01/48	5/28 at 100.00	N/R	1,136,102

	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A:
500	6.750%, 6/01/24	6/22 at 102.00	N/R	577,800
1,000	6.850%, 6/01/26	6/22 at 102.00	N/R	1,148,030
1,000	7.000%, 6/01/29	6/22 at 102.00	N/R	1,149,580
5,000	7.375%, 6/01/44	6/22 at 102.00	N/R	5,796,550
11,600	7.500%, 6/01/49	6/22 at 102.00	N/R	13,503,560

3,500	Palm Glades Community Development District, Florida, Special Assessment Bonds, Refunding Series 2017, 5.000%, 5/01/39	5/27 at 100.00	BBB–	3,574,060

2,150	Panther Trails Community Development District, Florida, Special Assessment Bonds, Series 2011, 7.150%, 11/01/41	11/18 at 100.00	N/R	2,185,475

550	Park Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 13A-1, 7.375%, 11/01/44	11/27 at 100.00	N/R	666,655

	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012:
340	4.875%, 5/01/22	No Opt. Call	N/R	340,915
1,390	5.375%, 5/01/31	5/22 at 100.00	N/R	1,408,445

9,705	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	6/18 at 100.00	N/R	9,641,917

2,425	Pine Ridge Plantation Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.400%, 5/01/37	6/18 at 100.00	N/R	2,135,600

1,000	Poinciana West Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Series 2016-2, 5.700%, 5/01/37	5/27 at 100.00	N/R	1,018,380

2,480	Punta Gorda Housing Authority, Florida, Gulf Breeze Apartments Multifamily Housing Revenue Bonds, Series 2007A, 6.125%, 1/01/45 (Mandatory put 11/01/24) (Alternative Minimum Tax)	1/22 at 100.00	N/R	2,531,336

	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2012:
290	5.750%, 11/01/22	No Opt. Call	N/R	310,013
1,250	6.125%, 11/01/32	No Opt. Call	N/R	1,446,262
1,000	6.875%, 11/01/42	11/32 at 100.00	N/R	1,215,140

	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2015:
1,350	5.000%, 11/01/35	11/25 at 100.00	N/R	1,372,072
2,270	5.200%, 11/01/45	11/25 at 100.00	N/R	2,295,401

3,250	Renaissance Community Development District, Lee County, Florida, Special Assessment Bonds, Refunding Series 2012, 5.550%, 5/01/33	5/22 at 100.00	N/R	3,316,267

7,495	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Refunding Series 2015A, 5.000%, 5/01/33	5/25 at 100.00	N/R	7,844,567

	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 2 Phase 1 Project, Refunding & Improvement Series 2015:
2,740	5.000%, 5/01/36	5/28 at 100.00	N/R	2,770,167
2,750	5.000%, 11/01/47, 144A	11/27 at 100.00	N/R	2,766,527

2,560	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3 Project, Series 2016, 5.000%, 11/01/46	11/26 at 100.00	N/R	2,599,142

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,250	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 4 Project, Series 2017, 4.750%, 11/01/38, 144A	11/27 at 100.00	N/R	$2,263,702

2,635	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004A-1, 6.250%, 5/01/36	5/22 at 100.00	N/R	2,835,392

	Riverbend West Community Development District, Florida, Special Assessment Bonds, Series 2016:
1,241	4.500%, 5/01/32	5/27 at 100.00	N/R	1,224,408
1,005	5.000%, 5/01/46	5/27 at 100.00	N/R	990,046

	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2015A-1:
595	5.450%, 5/01/31	5/26 at 100.00	N/R	581,981
825	5.600%, 5/01/37	5/26 at 100.00	N/R	803,385

	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series 2016:
1,000	5.875%, 11/01/37	11/27 at 100.00	N/R	1,082,520
1,000	6.000%, 11/01/47	11/27 at 100.00	N/R	1,062,030

1,900	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2014, 7.125%, 11/01/44	11/24 at 100.00	N/R	1,953,409

1,700	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2016, 5.500%, 11/01/46	11/26 at 100.00	N/R	1,719,601

	Sabal Palm Community Development District, Florida, Special Assessment Bonds, South Parcel Series 2017:
1,000	4.750%, 11/01/37, 144A	11/27 at 100.00	N/R	1,008,390
1,250	5.000%, 11/01/47, 144A	11/27 at 100.00	N/R	1,260,362

3,805	Sarasota National Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/39	6/18 at 100.00	N/R	3,805,533

310	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-1, 5.500%, 11/01/47, 144A	11/27 at 100.00	N/R	304,649

1,235	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-2, 5.625%, 11/01/29, 144A	11/27 at 100.00	N/R	1,222,020

2,160	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Refunding Series 2015, 5.000%, 5/01/38	5/24 at 101.00	N/R	2,124,965

	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Phase 2, Series 2017A:
1,235	5.000%, 11/01/34	11/27 at 100.00	N/R	1,234,901
4,000	5.250%, 11/01/48	11/27 at 100.00	N/R	4,023,760

1,000	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Phase 2, Series 2017B, 5.350%, 11/01/29	No Opt. Call	N/R	991,450

6,000	Somerset Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/37	6/18 at 100.00	N/R	6,000,120

	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2016:
65	5.000%, 5/01/29	5/27 at 100.00	N/R	66,780
805	5.375%, 5/01/37	5/27 at 100.00	N/R	826,188
2,825	5.625%, 5/01/47	5/27 at 100.00	N/R	2,939,893

	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2018.:
1,510	5.000%, 5/01/38	5/28 at 100.00	N/R	1,501,423
3,750	5.375%, 5/01/49	5/28 at 100.00	N/R	3,773,025

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Series 2017:
$11,500	4.000%, 8/15/42 (UB) (6)	8/27 at 100.00	A1	$11,625,120
18,615	4.000%, 8/15/47 (UB) (6)	8/27 at 100.00	A1	18,788,306

	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2016A2:
400	4.875%, 5/01/35	5/26 at 100.00	N/R	406,528
100	5.000%, 5/01/38	5/26 at 100.00	N/R	101,590

2,000	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 5.125%, 5/01/33	5/22 at 100.00	BBB–	2,151,140

2,015	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.250%, 5/01/34	5/23 at 101.00	N/R	2,199,493

	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area One Project, Series 2014:
2,125	5.125%, 11/01/34	11/24 at 100.00	N/R	2,158,681
3,265	5.500%, 11/01/44	11/24 at 100.00	N/R	3,368,337

	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area Two Project, Series 2017:
1,525	5.125%, 11/01/37, 144A	11/27 at 100.00	N/R	1,589,248
3,000	5.250%, 11/01/47, 144A	11/27 at 100.00	N/R	3,155,580

2,225	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.000%, 5/01/34	5/23 at 100.00	N/R	2,384,332

	Stoneybrook South at Championsgate Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Parcel K Assessment Area, Series 2017:
1,270	4.625%, 12/15/38	12/28 at 100.00	N/R	1,265,733
1,930	5.000%, 12/15/47	12/28 at 100.00	N/R	1,966,728

2,500	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2013, 6.500%, 5/01/39	5/23 at 100.00	N/R	2,829,900

1,750	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-1, 5.625%, 11/01/47	11/30 at 100.00	N/R	1,743,665

1,280	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-2, 5.750%, 11/01/29	No Opt. Call	N/R	1,265,037

1,270	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-3, 5.875%, 11/01/29	6/18 at 100.00	N/R	1,251,610

	Stoneybrook South Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area Two-A Project, Series 2014:
2,740	5.125%, 11/01/34	11/29 at 100.00	N/R	2,970,407
3,945	5.500%, 11/01/44	11/29 at 100.00	N/R	4,532,410

205	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38 (Pre-refunded 5/01/18)	5/18 at 100.00	N/R (7)	205,814

	Summit At Fern Hill Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
998	4.500%, 5/01/32	5/27 at 100.00	N/R	996,932
491	4.750%, 5/01/38	5/27 at 100.00	N/R	490,966
1,561	5.000%, 5/01/46	5/27 at 100.00	N/R	1,563,201

7,600	Sweetwater Creek Community Development District, Saint John’s County, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38	6/18 at 100.00	N/R	7,600,608

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Tapestry Community Development District, Florida, Special Assessment Revenue Bonds, Series 2016:
$1,115	4.800%, 5/01/36	5/26 at 100.00	N/R	$1,161,540
1,815	5.000%, 5/01/46	5/26 at 100.00	N/R	1,895,822

	Terra Bella Community Development District, Pasco County, Florida, Special Assessment Bonds, Series 2011A:
405	6.750%, 11/01/27	11/18 at 100.00	N/R	408,965
1,960	7.850%, 11/01/41	11/18 at 100.00	N/R	1,992,418

	Tohoqua Community Development District, Florida, Special Assessment Revenue Bonds, Series 2018.:
1,090	4.700%, 5/01/38, 144A	5/28 at 100.00	N/R	1,084,354
1,075	4.800%, 5/01/48, 144A	5/28 at 100.00	N/R	1,068,184

9,570	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 6.610%, 5/01/39 (Pre-refunded 4/30/18)	4/18 at 100.00	N/R (7)	9,605,696

22,690	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (4)	5/19 at 100.00	N/R	21,394,401

11,820	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (4)	5/22 at 100.00	N/R	9,369,359

	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3:
340	6.375%, 5/01/18 (5)	No Opt. Call	N/R	3
1,715	6.450%, 5/01/23 (5)	5/18 at 100.00	N/R	17
2,060	6.550%, 5/01/27 (5)	5/18 at 100.00	N/R	21
10,355	6.650%, 5/01/40 (5)	5/18 at 100.00	N/R	104

12,095	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (5)	11/18 at 100.00	N/R	121

	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007-1. RMKT:
150	6.450%, 5/01/23	5/18 at 100.00	N/R	150,026
175	6.550%, 5/01/27	5/18 at 100.00	N/R	175,019
870	6.650%, 5/01/40	5/18 at 100.00	N/R	850,277

2,605	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007A-1. RMKT, 5.250%, 5/01/39	11/18 at 100.00	N/R	2,304,748

5,000	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Senior Lien Series 2018A-2., 5.625%, 5/01/40, 144A	5/28 at 100.00	N/R	5,001,650

	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1:
2,715	6.450%, 5/01/23 (Pre-refunded 4/30/18)	4/18 at 100.00	N/R (7)	2,724,910
3,275	6.550%, 5/01/27 (Pre-refunded 4/30/18)	4/18 at 100.00	N/R (7)	3,287,085
2,160	5.250%, 5/01/39 (Pre-refunded 4/30/18)	4/18 at 100.00	N/R (7)	2,165,962
16,240	6.650%, 5/01/40 (Pre-refunded 4/30/18)	4/18 at 100.00	N/R (7)	16,301,062

35,080	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (5)	5/18 at 100.00	N/R	27,977,352

21,550	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (5)	5/18 at 100.00	N/R	14,143,265

23,470	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (5)	5/18 at 100.00	N/R	235

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,340	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Lien Series 2018B-2., 5.125%, 5/01/39	5/28 at 100.00	N/R	$2,344,469

34,130	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	6/18 at 100.00	N/R	34,163,106

3,235	Toscana Isles Community Development District, Venice, Florida, Special Assessment Revenue Bonds, Series 2014, 6.250%, 11/01/44	11/26 at 102.00	N/R	3,700,678

4,865	Tradition Community Development District 1, Port Saint Lucie, Florida, Irrigation System Revenue Bonds, Existing System Series 2017, 4.500%, 10/01/47	10/27 at 100.00	N/R	4,891,174

825	Trevesta Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2016A-1, 5.375%, 11/01/36	11/28 at 100.00	N/R	880,184

1,215	Trevesta Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2016A-2, 5.875%, 11/01/30	11/28 at 100.00	N/R	1,288,811

750	Triple Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2012, 6.750%, 11/01/32 – AGM Insured	5/18 at 100.00	N/R	891,570

2,000	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, 2016 Project, Series 2016, 4.750%, 11/01/47	11/26 at 100.00	N/R	2,006,240

	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Northwest Assessment Area Parcels D, E & F, Series 2017.:
3,970	4.625%, 11/01/38, 144A	11/27 at 100.00	N/R	3,943,798
6,200	4.750%, 11/01/48, 144A	11/27 at 100.00	N/R	6,150,338

	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 1 Project, Series 2015:
2,000	5.000%, 11/01/36	11/25 at 100.00	N/R	1,969,020
570	5.125%, 11/01/45	11/25 at 100.00	N/R	570,154

2,440	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 4 Project, Series 2015A, 5.625%, 11/01/45	11/28 at 100.00	N/R	2,611,630

	Turtle Run Community Development District, Florida, Special Assessment Benefit Tax Bonds, Series 2017-2:
1,000	5.000%, 5/01/37, 144A	5/28 at 100.00	A2	1,062,610
2,020	5.000%, 5/01/47, 144A	5/28 at 100.00	A2	2,136,291

7,480	Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-1, 6.375%, 11/01/47	11/31 at 100.00	N/R	7,910,773

625	Two Creeks Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2016A-2, 4.750%, 5/01/37	5/26 at 100.00	N/R	626,925

	Two Lakes Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2017:
1,370	5.000%, 12/15/32, 144A	No Opt. Call	N/R	1,451,816
2,000	5.000%, 12/15/37, 144A	12/32 at 100.00	N/R	2,086,840
6,000	5.000%, 12/15/47, 144A	12/32 at 100.00	N/R	6,195,540

	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A-1:
255	5.375%, 11/01/37	11/27 at 100.00	N/R	262,979
1,000	5.500%, 11/01/46	11/27 at 100.00	N/R	1,025,400

455	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A-2, 5.625%, 11/01/35	No Opt. Call	N/R	466,785

2,000	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1 Series 2017A-1, 5.500%, 11/01/47, 144A	11/28 at 100.00	N/R	2,058,100

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$3,365	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1 Series 2017A-2, 5.500%, 11/01/29, 144A	No Opt. Call	N/R	$3,350,598

2,350	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Series 2017A-3, 5.750%, 11/01/29, 144A	6/18 at 100.00	N/R	2,316,724

	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1:
1,500	5.500%, 5/01/34	5/22 at 100.00	N/R	1,553,565
130	6.125%, 5/01/42	5/22 at 100.00	N/R	135,962

	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2:
960	5.000%, 5/01/23	5/22 at 100.00	N/R	992,803
2,750	5.500%, 5/01/34	5/22 at 100.00	N/R	2,848,203

1,055	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	N/R	1,383,052

1,000	Verandah East Community Development District, Florida, Special Assessment Revenue Bonds, Refunding & Improvement Series 2016, 4.250%, 5/01/37	5/26 at 100.00	N/R	980,740

4,425	Verandah West Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2013, 5.000%, 5/01/33	5/23 at 100.00	N/R	4,494,163

	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod A Project, Series 2017.:
1,640	4.750%, 11/01/38	11/27 at 100.00	N/R	1,602,034
2,200	5.000%, 11/01/48	11/27 at 100.00	N/R	2,189,660

	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod B Project, Series 2017.:
1,300	4.750%, 11/01/38	11/27 at 100.00	N/R	1,269,905
1,800	5.000%, 11/01/48	11/27 at 100.00	N/R	1,791,540

	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod C Project, Series 2017.:
1,890	5.000%, 11/01/38	11/27 at 100.00	N/R	1,858,910
3,000	5.125%, 11/01/48	11/27 at 100.00	N/R	2,940,840

2,315	Villa Portofino East Development District, Homestead, Florida, Special Assessment Bonds, Series 2007A, 5.200%, 5/01/37	6/18 at 100.00	N/R	2,233,466

	Villa Vizcaya Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007:
1,000	5.350%, 5/01/18 (5)	No Opt. Call	N/R	510,000
1,520	5.350%, 5/01/18 (5)	No Opt. Call	N/R	775,200
1,500	5.550%, 5/01/39 (5)	6/18 at 100.00	N/R	765,000

430	Vizcaya in Kendall Community Development District, Florida, Special Assessment Revenue Bonds, Phase One Assessment Area, Refunding Series 2012A-1, 5.600%, 5/01/22	No Opt. Call	BBB–	456,307

1,400	Vizcaya in Kendall Community Development District, Florida, Special Assessment Revenue Bonds, Phase One Assessment Area, Series 2016, 4.125%, 11/01/46	11/26 at 100.00	BBB–	1,375,710

	Waterset North Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014:
2,000	5.125%, 11/01/35	11/24 at 100.00	N/R	2,106,480
1,705	5.250%, 5/01/39	5/27 at 100.00	N/R	1,724,556

	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 1, Series 2017:
5,000	4.000%, 5/01/27	No Opt. Call	N/R	4,969,750
1,000	4.500%, 5/01/32	5/27 at 100.00	N/R	998,930

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 3, Refunding Series 2017:
$2,685	5.000%, 5/01/32	5/27 at 100.00	N/R	$2,827,010
1,115	4.400%, 5/01/32	5/27 at 100.00	N/R	1,124,110
2,095	4.500%, 5/01/34	5/27 at 100.00	N/R	2,112,032
3,520	5.000%, 5/01/37	5/27 at 100.00	N/R	3,655,168

1,000	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 4, Series 2016, 4.875%, 11/01/37	11/26 at 100.00	N/R	1,007,280

	Westside Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Solara Phase 1 Assessment Area, Series 2018.:
565	5.000%, 5/01/38, 144A	5/28 at 100.00	N/R	565,006
575	5.200%, 5/01/48, 144A	5/28 at 100.00	N/R	578,559

	Willow Hammock Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2017:
40	3.500%, 11/01/23, 144A	No Opt. Call	N/R	39,861
2,020	4.625%, 11/01/38, 144A	11/27 at 100.00	N/R	1,996,285
2,600	5.000%, 11/01/47, 144A	11/27 at 100.00	N/R	2,606,734

	Willow Walk Community Development District, Florida, Special Assessment Revenue Bonds, North Parcel Area Project, Series 2017:
935	4.625%, 5/01/38	5/27 at 100.00	N/R	928,324
1,300	5.000%, 5/01/48	5/27 at 100.00	N/R	1,312,246

1,870	Winding Cypress Community Development District, Collier County, Florida, Special Assessment Bonds, Phase 1 & 2 Assessment Area, Series 2015, 5.000%, 11/01/45	11/26 at 100.00	N/R	1,930,195

	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 1 Project, Series 2015:
1,555	5.000%, 11/01/35	11/25 at 100.00	N/R	1,574,500
1,110	5.125%, 11/01/45	11/25 at 100.00	N/R	1,101,042

1,105	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 2 Project, Series 2016, 4.750%, 11/01/37	11/27 at 100.00	N/R	1,103,564

	Wiregrass Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2014:
500	5.375%, 5/01/35	5/25 at 100.00	N/R	529,665
2,385	5.625%, 5/01/45	5/25 at 100.00	N/R	2,541,170

	Wiregrass Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016:
915	4.875%, 5/01/36	5/26 at 100.00	N/R	941,736
1,700	5.000%, 5/01/47	5/26 at 100.00	N/R	1,746,325

	Wynnmere East Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
535	5.125%, 5/01/36	5/28 at 100.00	N/R	542,763
980	5.500%, 5/01/46	5/28 at 100.00	N/R	1,001,246
1,962,062	Total Florida			1,945,646,340

	Georgia – 0.5%

1,485	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Trestletree Village Apartments, Series 2013A, 5.000%, 11/01/48	11/23 at 100.00	BBB+	1,508,032

4,925	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (7)	5,130,323

2,685	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (7)	2,796,938

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$7,750	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2015, 5.000%, 11/01/40 (UB)	5/25 at 100.00	A+	$8,789,740

	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2015:
4,385	16.404%, 11/01/40, 144A (IF)	5/25 at 100.00	A+	7,324,572
1,215	16.367%, 11/01/40, 144A (IF)	5/25 at 100.00	A+	2,027,349

	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
890	5.250%, 12/01/22 (5), (9)	6/18 at 100.00	N/R	—
95	5.375%, 12/01/28 (5), (9)	6/18 at 100.00	N/R	—

3,230	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017C., 4.125%, 11/01/45	2/28 at 100.00	Baa1	3,233,747

3,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017D, 4.125%, 11/01/45	2/28 at 100.00	Baa1	3,003,480

10,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	BB+	11,852,610

4,750	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 7.000%, 10/01/43	10/23 at 100.00	N/R	4,989,875

5,445	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 6.500%, 4/01/43	4/23 at 100.00	N/R	5,249,906

6,000	Fulton County Residential Care Facilities for the Elderly Authority, Georgia, Revenue Bonds, Lenbrook Square Foundation, Inc. Project, Refunding Series 2016, 5.000%, 7/01/42	7/23 at 103.00	BBB	6,577,560

2,630	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Tender Option Bond Trust 2015-XF1016, 17.361%, 8/15/49, 144A (IF) (6)	2/25 at 100.00	AA-	4,400,911

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
1,128	5.500%, 7/15/23	7/21 at 100.00	N/R	1,138,400
2,242	5.500%, 7/15/30	7/21 at 100.00	N/R	2,259,999
2,461	5.500%, 1/15/36	7/21 at 100.00	N/R	2,481,046

	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for Classical Education, Series 2017:
1,840	5.875%, 6/15/47, 144A	6/27 at 100.00	N/R	1,900,941
1,550	6.000%, 6/15/52, 144A	6/27 at 100.00	N/R	1,604,095

7,000	Marietta Development Authority, Georgia, University Facilities Revenue Bonds, Life University, Inc. Project, Refunding Series 2017A, 5.000%, 11/01/37, 144A	11/27 at 100.00	Ba3	7,460,390
75,206	Total Georgia			83,729,914

	Guam – 0.4%

1,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	A	1,558,425

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
2,000	5.250%, 1/01/36	1/22 at 100.00	A	2,085,880
6,400	5.125%, 1/01/42	1/22 at 100.00	A	6,605,440

	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A:
1,000	6.625%, 12/01/30	12/20 at 100.00	B+	1,033,120
9,000	6.875%, 12/01/40	12/20 at 100.00	B+	9,319,410

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Guam (continued)

	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
$2,000	5.250%, 7/01/33	7/23 at 100.00	BBB–	$2,166,260
3,840	5.500%, 7/01/43	7/23 at 100.00	BBB–	4,199,078

	Guam Government, General Obligation Bonds, 2009 Series A:
7,800	6.750%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (7)	8,410,974
32,530	7.000%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (7)	35,206,894

1,410	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	1,615,211
67,480	Total Guam			72,200,692

	Hawaii – 0.2%

	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A:
3,040	6.625%, 7/01/33	7/23 at 100.00	BB	3,216,259
9,450	6.875%, 7/01/43	7/23 at 100.00	BB	9,967,671

7,405	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2018., 6.000%, 7/01/28, 144A	7/27 at 100.00	N/R	7,440,692

5,205	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 6.750%, 5/01/47	5/22 at 100.00	A–	5,618,537

	Kauai County, Hawaii, Special Tax Bonds, Community Facilities District 2008-1 Kukuiula Development Project, Series 2012:
1,100	5.625%, 5/15/33	5/22 at 100.00	N/R	1,118,689
3,000	5.750%, 5/15/42	5/22 at 100.00	N/R	3,048,030
29,200	Total Hawaii			30,409,878

	Idaho – 0.1%

3,702	Harris Ranch Community Infrastructure District 1, Boise, Idaho, Special Assessment Bonds, Assessment Area One, Series 2011, 9.000%, 9/01/40	9/21 at 100.00	N/R	4,034,921

770	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016, 5.000%, 9/01/37	9/26 at 100.00	BB+	821,113

1,305	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Liberty Charter School, Inc., Series 2008A, 6.000%, 6/01/38	6/18 at 100.00	BBB–	1,308,497

	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Xavier Charter School, Inc. Project, Series 2015A:
1,000	5.000%, 6/01/35	6/25 at 100.00	BBB	1,083,040
2,380	5.000%, 6/01/44	6/25 at 100.00	BBB	2,559,024
9,157	Total Idaho			9,806,595

	Illinois – 14.8%

6,410	Belleville, Illinois, Tax Increment Revenue Bonds, Frank Scott Parkway Redevelopment Project, Series 2007A, 5.700%, 5/01/36	6/18 at 100.00	N/R	6,295,261

7,270	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	6/18 at 100.00	N/R	7,222,527

4,000	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Forest City Project, Series 2005, 5.900%, 3/01/27	6/18 at 100.00	N/R	4,003,280

2,090	Bradley, Illinois, Tax Increment Bonds, Bradley Commons, Series 2007, 6.100%, 1/01/27	1/19 at 100.00	N/R	2,110,984

4,660	Central Illinois Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Huntington Ridge Apartments Project, Series 2014, 5.000%, 8/01/30	8/24 at 100.00	N/R	4,694,997

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$5,505	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Tender Option Bond Trust 2016-XG0073, 16.892%, 12/01/39 – AGM Insured, 144A (IF) (6)	12/21 at 100.00	A2	$7,961,826

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement Revenues, Series 2017:
9,460	5.750%, 4/01/35 (UB) (6)	4/27 at 100.00	A	10,784,684
38,215	6.100%, 4/01/36 (UB) (6)	4/27 at 100.00	A	45,399,802
6,115	5.000%, 4/01/42 (UB) (6)	4/27 at 100.00	A	6,582,675
118,345	6.000%, 4/01/46 (UB) (6)	4/27 at 100.00	A	138,861,289
4,685	5.000%, 4/01/46 (UB) (6)	4/27 at 100.00	A	5,028,692

2,130	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenue, Green Bonds, Project Series 2015E, 5.125%, 12/01/32	12/24 at 100.00	B	2,170,151

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A:
12,420	5.500%, 12/01/39	12/21 at 100.00	B3	12,562,457
1,005	5.250%, 12/01/41	12/21 at 100.00	B3	1,007,904
8,910	5.000%, 12/01/41	12/21 at 100.00	B3	8,644,838

11,505	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2012A, 5.000%, 12/01/42	12/22 at 100.00	B3	11,186,427

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project Series 2015C:
12,190	5.250%, 12/01/35	12/24 at 100.00	B	12,373,825
22,560	5.250%, 12/01/39	12/24 at 100.00	B	22,772,741

305	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2010F., 5.000%, 12/01/19 (ETM)	No Opt. Call	N/R (7)	321,153

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2010F:
80	5.000%, 12/01/18	No Opt. Call	B3	81,074
17,525	5.000%, 12/01/31	12/20 at 100.00	B3	17,606,491

20	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2010F, 5.000%, 12/01/18 (ETM)	No Opt. Call	N/R (7)	20,444

635	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2012B, 5.000%, 12/01/34	12/22 at 100.00	B3	638,366

16,800	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 7.000%, 12/01/42, 144A	12/27 at 100.00	B	20,001,912

2,375	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C, 5.000%, 12/01/34	12/27 at 100.00	B	2,385,688

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017G:
9,500	5.000%, 12/01/34	12/27 at 100.00	B	9,542,750
17,820	5.000%, 12/01/44	12/27 at 100.00	B	17,332,801

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017H:
1,500	5.000%, 12/01/36	12/27 at 100.00	B	1,489,110
20,260	5.000%, 12/01/46	12/27 at 100.00	B	19,629,104

105	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2008C, 5.000%, 12/01/28	12/18 at 100.00	B3	105,345

263,180	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B	304,288,716

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$43,670	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A, 7.000%, 12/01/46, 144A	12/27 at 100.00	B	$51,842,404

8,150	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/29 – NPFG Insured	No Opt. Call	B	4,806,463

	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
1,765	0.000%, 12/01/29 – FGIC Insured	No Opt. Call	B	1,040,909
4,550	0.000%, 12/01/30 – NPFG Insured	No Opt. Call	B	2,542,449

2,705	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/31 – FGIC Insured	No Opt. Call	B	1,435,895

6,870	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Series 2015A, 5.000%, 12/01/44 (UB)	12/24 at 100.00	AA+	7,554,321

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Tender Option Bond Trust 2015-XF0232:
8,000	15.968%, 12/01/44 – AGM Insured, 144A (IF)	No Opt. Call	AA	12,110,240
500	15.968%, 12/01/44 – AGM Insured, 144A (IF)	No Opt. Call	AA	756,890
2,950	15.959%, 12/01/44 – AGM Insured, 144A (IF)	No Opt. Call	AA	4,464,619

8,935	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40 (UB) (6)	12/21 at 100.00	A3	9,652,570

52,720	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014, 5.000%, 12/01/44 (UB) (6)	12/24 at 100.00	AA	57,347,234

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011:
2,600	15.698%, 12/01/44, 144A (IF) (6)	12/24 at 100.00	AA	3,741,036
3,755	15.698%, 12/01/44, 144A (IF) (6)	12/24 at 100.00	AA	5,402,919
1,000	16.948%, 12/01/49, 144A (IF) (6)	12/24 at 100.00	AA	1,506,280
2,000	16.948%, 12/01/49, 144A (IF) (6)	12/24 at 100.00	AA	3,012,560
1,150	16.948%, 12/01/49, 144A (IF) (6)	12/24 at 100.00	AA	1,732,222

2,000	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Tender Option Bond Trust 2017-XF2426 15.15.698%, 12/01/44, 144A (IF) (6)	12/24 at 100.00	AA	2,877,720

5,448	Chicago, Illinois, Certificates of Participation Tax Increment Allocation Bonds, Pulaski Promenade Project, Note Series 2017., 5.240%, 2/15/31, 144A	11/19 at 100.00	N/R	5,476,275

1,145	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 188 West Randolph/Wells Redevelopment Project, Note Series 2014, 6.835%, 3/15/33, 144A	9/18 at 100.00	N/R	1,144,880

957	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State Redevelopment Project, Series 2012, 6.100%, 1/15/29	5/18 at 100.00	N/R	957,087

11,000	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, River Point Plaza Redevelopment Project, Series 2018., 4.835%, 4/15/28, 144A	1/23 at 100.00	N/R	11,025,630

6,241	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26 (5)	6/18 at 100.00	N/R	4,540,773

4,356	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Pullman Park/Chicago Redevelopment Project, Series 2013A, 7.125%, 3/15/33	10/18 at 100.00	N/R	4,370,604

6,011	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Note, North Pullman Chicago Neighborhood Initiative, Inc. Redevelopement Project-Whole Foods Warehouse & Distribution Facility, Series 2016A, 5.000%, 3/15/34, 144A	7/21 at 100.00	N/R	5,794,838

	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
21,370	0.000%, 1/01/31 – NPFG Insured	No Opt. Call	BBB–	12,287,109
9,325	0.000%, 1/01/34 – FGIC Insured	No Opt. Call	BBB–	4,641,892
32,170	0.000%, 1/01/39 – NPFG Insured	No Opt. Call	BBB–	12,371,939

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series 2002B:
$2,595	5.500%, 1/01/31	1/25 at 100.00	Ba1	$2,791,182
2,500	5.500%, 1/01/34	1/25 at 100.00	Ba1	2,663,300
2,500	5.500%, 1/01/37	1/25 at 100.00	Ba1	2,645,350

	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A:
2,995	5.250%, 1/01/30	1/24 at 100.00	Ba1	3,155,382
1,445	5.250%, 1/01/32	1/24 at 100.00	Ba1	1,511,123
9,000	5.000%, 1/01/35	1/24 at 100.00	Ba1	9,234,090

	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A:
5,000	5.625%, 1/01/30	1/27 at 100.00	BBB–	5,470,650
15,025	5.750%, 1/01/33	1/27 at 100.00	BBB–	16,528,852
6,440	5.750%, 1/01/34	1/27 at 100.00	BBB–	7,060,043
127,985	6.000%, 1/01/38	1/27 at 100.00	BBB–	143,892,256

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B:
2,740	5.250%, 1/01/28	1/25 at 100.00	Ba1	2,948,925
2,900	5.500%, 1/01/34	1/25 at 100.00	Ba1	3,089,428

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D:
5,000	5.500%, 1/01/33	1/25 at 100.00	Ba1	5,344,650
6,850	5.500%, 1/01/37	1/25 at 100.00	Ba1	7,248,259
16,365	5.500%, 1/01/40	1/25 at 100.00	Ba1	17,326,116

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C:
1,695	5.000%, 1/01/34	1/19 at 100.00	Ba1	1,707,696
5,795	5.000%, 1/01/40	1/19 at 100.00	Ba1	5,831,624

	Chicago, Illinois, General Obligation Bonds, Project Series 2011A:
3,070	5.250%, 1/01/35	1/21 at 100.00	Ba1	3,136,558
3,930	5.000%, 1/01/40	1/21 at 100.00	Ba1	3,967,807

9,400	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/33	1/22 at 100.00	Ba1	9,572,584

2,000	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E, 5.500%, 1/01/42	1/25 at 100.00	Ba1	2,105,580

11,035	Chicago, Illinois, General Obligation Bonds, Refunding Series 2008A, 5.250%, 1/01/37 – FGIC Insured	6/18 at 100.00	Ba1	11,047,580

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
2,000	5.000%, 1/01/25	No Opt. Call	BBB–	2,160,020
2,000	5.000%, 1/01/26	No Opt. Call	BBB–	2,165,180
3,365	5.000%, 1/01/35	1/26 at 100.00	BBB–	3,487,116
3,500	5.000%, 1/01/38	1/26 at 100.00	BBB–	3,608,500

	Chicago, Illinois, General Obligation Bonds, Series 2000A:
5,515	0.000%, 1/01/28 – FGIC Insured	No Opt. Call	BBB–	3,629,477
4,125	0.000%, 1/01/29 – FGIC Insured	No Opt. Call	BBB–	2,597,884

	Chicago, Illinois, General Obligation Bonds, Series 2015A:
3,900	5.500%, 1/01/35	1/25 at 100.00	BBB–	4,136,067
4,775	5.500%, 1/01/39	1/25 at 100.00	BBB–	5,041,254

800	Chicago, Illinois, General Obligation Bonds, Tender Option Bond Trust 2016-XF2342, 16.671%, 1/01/35 – AGM Insured, 144A (IF) (6)	1/21 at 100.00	A2	1,049,344

23,110	Chicago, Illinois, General Obligation Bonds, Variable Rate Demand Series 2007F, 5.500%, 1/01/42	1/25 at 100.00	Ba1	24,329,977

60,080	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.750%, 10/15/40	10/20 at 100.00	B2	64,081,328

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2017:
$6,000	4.000%, 11/15/39 (UB)	11/27 at 100.00	AAA	$6,178,680
5,000	4.000%, 11/15/40 (UB)	11/27 at 100.00	AAA	5,140,700

1,000	East Dundee, Illinois, Kane and Cook Counties, Illinois, Limited Obligation Tax Increment Revenue Bonds, Route 25 South Redevelopment Project, Series 2012, 5.250%, 12/01/22	12/21 at 100.00	N/R	998,290

1,110	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	1,153,223

2,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bonds Trust 2015-XF0230, 16.288%, 1/01/39, 144A (IF)	No Opt. Call	AA–	3,047,700

930	Illinois Development Finance Authority, Environmental Services Revenue Bonds, Citgo Petroleum Corporation Project, Series 2002, 8.000%, 6/01/32 (Alternative Minimum Tax)	6/18 at 100.00	BB	929,991

	Illinois Finance Authority Revenue Bonds, Ness Healthcare NFP, Series 2016A:
11,295	6.250%, 11/01/36, 144A	11/26 at 100.00	N/R	10,980,321
13,325	6.375%, 11/01/46, 144A	11/26 at 100.00	N/R	12,630,501

1,870	Illinois Finance Authority Revenue Bonds, Ness Healthcare NFP, Taxable Series 2016B, 10.000%, 11/01/24, 144A	No Opt. Call	N/R	1,846,831

	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A:
845	5.750%, 12/01/35, 144A	12/25 at 100.00	N/R	863,818
4,475	6.000%, 12/01/45, 144A	12/25 at 100.00	N/R	4,573,674

	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A:
1,500	6.875%, 10/01/31	10/21 at 100.00	BB+	1,597,050
5,210	7.125%, 10/01/41	10/21 at 100.00	BB+	5,545,524

81,560	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.750%, 10/15/40	10/20 at 100.00	B+	86,991,896

15,000	Illinois Finance Authority, Revenue Bonds, Admiral at the Lake Project, Refunding Series 2017, 5.500%, 5/15/54	5/24 at 103.00	N/R	15,127,350

5,190	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 5.375%, 11/15/39	6/18 at 100.00	N/R	5,193,633

	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Tender Option Bond Trust 2016-XG0008:
1,500	14.241%, 8/15/33 (Pre-refunded 8/15/18) – AGC Insured, 144A (IF) (6)	8/18 at 100.00	AA (7)	1,582,485
2,495	14.241%, 8/15/47 (Pre-refunded 8/15/18) – AGC Insured, 144A (IF) (6)	8/18 at 100.00	AA (7)	2,632,200
1,625	14.241%, 8/15/47 (Pre-refunded 8/15/18) – AGC Insured, 144A (IF) (6)	8/18 at 100.00	AA (7)	1,714,359
625	14.241%, 8/15/47 (Pre-refunded 8/15/18) – AGC Insured, 144A (IF) (6)	8/18 at 100.00	AA (7)	659,369
550	14.187%, 8/15/47 (Pre-refunded 8/15/18) – AGC Insured, 144A (IF) (6)	8/18 at 100.00	AA (7)	580,107

785	Illinois Finance Authority, Revenue Bonds, De Kalb Supportive Living Project, Series 2007, 6.100%, 12/01/41 (Alternative Minimum Tax)	12/19 at 100.00	N/R	740,027

	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
1,000	5.000%, 4/01/26	6/18 at 100.00	Baa3	1,000,180
11,170	5.000%, 4/01/31	6/18 at 100.00	Baa3	11,138,277
23,185	5.000%, 4/01/36	6/18 at 100.00	Baa3	22,568,047

6,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	6,114,780

2,905	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 6.000%, 10/01/48	10/22 at 100.00	BBB–	3,120,348

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$10,055	Illinois Finance Authority, Revenue Bonds, Midwest Regional Medical Center Galena-Stauss Hospital, Series 2006, 6.750%, 10/01/46, 144A	10/18 at 100.00	N/R	$10,056,207

3,125	Illinois Finance Authority, Revenue Bonds, Northshore University HealthSystem, Tender Option Bond Trust 2015-XF0060, 13.377%, 5/01/30, 144A (IF)	5/20 at 100.00	AA	3,842,313

	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender Option Bond Trust 2015-XF0076:
560	13.377%, 8/15/37, 144A (IF)	8/22 at 100.00	Aa2	759,231
1,000	13.377%, 8/15/37, 144A (IF)	8/22 at 100.00	Aa2	1,355,770
1,925	13.384%, 8/15/43, 144A (IF)	8/22 at 100.00	Aa2	2,551,029

90,525	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Series 2017A, 4.000%, 7/15/47 (WI/DD, Settling 4/05/18) (UB) (6)	1/28 at 100.00	Aa2	92,958,312

	Illinois Finance Authority, Revenue Bonds, Northwestern University, Tender Option Bond Trust 11783:
625	15.457%, 8/15/36 (Pre-refunded 8/15/19), 144A (IF)	8/19 at 100.00	AA– (7)	752,394
490	15.457%, 8/15/37 (Pre-refunded 2/15/21) 144A (IF)	2/21 at 100.00	AA– (7)	687,063

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bond Trust 2017-XG0133:
2,910	16.532%, 5/15/39 (Pre-refunded 5/15/20), 144A (IF) (6)	5/20 at 100.00	N/R (7)	3,770,894
1,515	16.532%, 5/15/39, 144A (IF) (6)	5/20 at 100.00	A	1,963,198
2,920	16.524%, 5/15/39 (Pre-refunded 5/15/20), 144A (IF) (6)	5/20 at 100.00	N/R (7)	3,783,152
1,060	16.524%, 5/15/39, 144A (IF) (6)	5/20 at 100.00	A	1,373,336
1,220	16.510%, 5/15/39 (Pre-refunded 5/15/20), 144A (IF) (6)	5/20 at 100.00	N/R (7)	1,579,131
375	16.510%, 5/15/39, 144A (IF) (6)	5/20 at 100.00	A	485,389

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bonds Trust 2016-XF2338:
3,525	13.118%, 5/15/41, 144A (IF) (6)	5/22 at 100.00	A	4,384,325
2,500	13.118%, 5/15/41, 144A (IF) (6)	5/22 at 100.00	A	3,109,450

1,110	Illinois Finance Authority, Revenue Bonds, Provena Health Series 2010A, 6.000%, 5/01/28 (Pre-refunded 5/01/20)	5/20 at 100.00	BBB– (7)	1,205,349

	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
75	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (7)	81,091
8,045	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (7)	8,698,334

200	Illinois Finance Authority, Revenue Bonds, Roosevelt University Project, Refunding Series 2009, 6.500%, 4/01/44	10/19 at 100.00	Ba1	209,826

9,040	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/38 (Pre-refunded 11/01/18) (UB) (6)	5/19 at 100.00	N/R (7)	9,329,732

2,450	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009B, 7.250%, 11/01/38 (Pre-refunded 11/01/18) (UB) (6)	5/19 at 100.00	N/R (7)	2,528,523

5,550	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (Pre-refunded 5/01/19) (UB) (6)	5/19 at 100.00	N/R (7)	5,844,872

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Tender Option Bonds Trust 2016-XG0050:
300	18.956%, 11/01/29 (Pre-refunded 5/01/19), 144A (IF) (6)	5/19 at 100.00	N/R (7)	361,230
250	19.963%, 11/01/39 (Pre-refunded 5/01/19), 144A (IF) (6)	5/19 at 100.00	N/R (7)	303,133
3,067	19.953%, 11/01/39 (Pre-refunded 5/01/19), 144A (IF) (6)	5/19 at 100.00	N/R (7)	3,718,461
1,065	19.921%, 11/01/39 (Pre-refunded 5/01/19), 144A (IF) (6)	5/19 at 100.00	N/R (7)	1,290,812
815	19.908%, 11/01/39 (Pre-refunded 5/01/19), 144A (IF) (6)	5/19 at 100.00	N/R (7)	987,682
315	19.822%, 11/01/39 (Pre-refunded 5/01/19), 144A (IF) (6)	5/19 at 100.00	N/R (7)	381,415

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$650	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (7)	$694,681

	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 2015-XF0121:
1,030	17.129%, 8/15/41 – AGM Insured, 144A (IF) (6)	8/21 at 100.00	A2	1,494,097
665	17.046%, 8/15/41 – AGM Insured, 144A (IF) (6)	8/21 at 100.00	A2	962,947

	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 2015-XF0108:
4,250	15.328%, 8/15/41, 144A (IF) (6)	2/21 at 100.00	AA–	5,959,223
3,025	15.328%, 8/15/41, 144A (IF) (6)	2/21 at 100.00	AA–	4,241,564

2,285	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 2016-XG0026, 15.547%, 8/15/36 (Pre-refunded 8/15/19), 144A (IF)	8/19 at 100.00	AA– (7)	2,750,752

69,495	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2016B, 4.000%, 8/15/41 (UB) (6)	2/27 at 100.00	AA–	69,853,594

40,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago Revenue Bonds, Series 2018A, 5.000%, 10/01/48 (UB) (6)	10/27 at 100.00	AA–	45,399,200

3,035	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2013, 5.250%, 2/15/40	2/23 at 100.00	N/R	3,068,537

20,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2015A, 5.000%, 10/01/46 (UB) (6)	10/25 at 100.00	AA–	22,143,200

5,290	Illinois Finance Authority, Student Housing & Academic Facility Revenue Bonds, CHF-Collegiate Housing Foundation – Chicago LLC University of Illinois at Chicago Project, Series 2017A., 5.000%, 2/15/50	8/27 at 100.00	BBB–	5,627,343

	Illinois Health Facilities Authority, Ann & Robert H. Lurie Children’s Hospital of Chicago Revenue Bonds, Series 2017:
2,500	4.000%, 8/15/37 (UB) (6)	8/27 at 100.00	AA–	2,560,825
6,000	4.000%, 8/15/39 (UB) (6)	8/27 at 100.00	AA–	6,112,560

22,010	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Series 2006, 4.850%, 4/20/41 (Alternative Minimum Tax) (UB) (6)	6/18 at 100.00	AA+	22,026,067

	Illinois Sports Facility Authority, State Tax Supported Bonds, Tender Option Bond Trust 2015-XF1009:
250	13.580%, 6/15/32 – AGM Insured, 144A (IF) (6)	6/24 at 100.00	BBB–	338,585
3,305	13.575%, 6/15/32 – AGM Insured, 144A (IF) (6)	6/24 at 100.00	BBB–	4,475,631
2,245	13.573%, 6/15/32 – AGM Insured, 144A (IF) (6)	6/24 at 100.00	BBB–	3,040,044

	Illinois State, General Obligation Bonds, April Series 2014:
2,500	5.000%, 4/01/31	4/24 at 100.00	BBB	2,538,775
3,000	5.000%, 4/01/38	4/24 at 100.00	BBB	3,023,160
5,000	5.000%, 4/01/39	4/24 at 100.00	BBB	5,033,450

	Illinois State, General Obligation Bonds, December Series 2017A.:
8,140	5.000%, 12/01/31	12/27 at 100.00	BBB	8,410,411
2,000	5.000%, 12/01/35	12/27 at 100.00	BBB	2,055,420
17,950	4.250%, 12/01/37	12/27 at 100.00	BBB	16,278,317

12,645	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/39	2/24 at 100.00	BBB	12,726,687

	Illinois State, General Obligation Bonds, January Series 2016:
1,500	5.000%, 1/01/33	1/26 at 100.00	BBB	1,537,635
1,300	5.000%, 1/01/41	1/26 at 100.00	BBB	1,316,562

6,690	Illinois State, General Obligation Bonds, June Series 2016, 4.000%, 6/01/36	6/26 at 100.00	BBB	5,985,811

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$100	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/36	5/24 at 100.00	BBB	$101,145

	Illinois State, General Obligation Bonds, November Series 2016:
2,000	5.000%, 11/01/35	11/26 at 100.00	BBB	2,044,720
1,000	5.000%, 11/01/37	11/26 at 100.00	BBB	1,019,530
4,200	5.000%, 11/01/38	11/26 at 100.00	BBB	4,276,062
230	5.000%, 11/01/40	11/26 at 100.00	BBB	233,517

1,495	Illinois State, General Obligation Bonds, Series 2012A, 5.000%, 3/01/37	3/22 at 100.00	BBB	1,509,726

740	Illinois State, General Obligation Bonds, Series 2013A, 5.000%, 4/01/38	4/23 at 100.00	BBB	744,869

	Illinois State, General Obligation Bonds, Series 2013:
170	5.500%, 7/01/26	7/23 at 100.00	BBB	180,623
1,000	5.500%, 7/01/38	7/23 at 100.00	BBB	1,029,700

8,695	Illinois State, General Obligation Bonds, Series 2014, 5.000%, 4/01/36 – AGM Insured (UB) (6)	4/24 at 100.00	A2	9,318,345

	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1006:

1,795	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1006, 12.308%, 4/01/32 – AGM Insured, 144A (IF) (6)	4/24 at 100.00	A2	2,540,069

6,665	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1010, 12.468%, 2/01/39 – AGM Insured, 144A (IF) (6)	2/24 at 100.00	A2	8,368,507

	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1012:
2,750	12.528%, 7/01/28 – AGM Insured, 144A (IF) (6)	7/23 at 100.00	BBB	3,776,245
1,850	13.534%, 7/01/33 – AGM Insured, 144A (IF) (6)	7/23 at 100.00	BBB	2,516,981

7,625	Illinois State, General Obligation Bonds, Series 2014, 5.000%, 5/01/33 (UB) (6)	5/24 at 100.00	BBB–	7,728,319

	Illinois State, General Obligation Bonds, Series 2012:
11,500	5.000%, 3/01/30 (UB) (6)	3/22 at 100.00	BBB–	11,707,805
10,500	5.000%, 3/01/33 (UB) (6)	3/22 at 100.00	BBB–	10,648,365

8,825	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Series 2016A, 4.000%, 6/15/31 (UB) (6)	6/26 at 100.00	AA–	9,149,584

3,830	Lombard Public Facilities Corporation, Illinois, Conference Center and Hotel Revenue Bonds, First Tier Series 2005A-2., 5.500%, 1/01/30 – ACA Insured	1/19 at 100.00	N/R	3,647,998

4,015	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured (5)	9/18 at 100.00	N/R	3,714,678

12,431	Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 12.000%, 1/01/36, 144A (5)	7/18 at 100.00	N/R	124

2,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012A, 5.000%, 6/15/42 – NPFG Insured	6/22 at 100.00	BB+	2,547,200

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B:
8,715	0.000%, 12/15/41 – AGM Insured	No Opt. Call	A2	2,985,498
4,650	0.000%, 12/15/50	No Opt. Call	BB+	907,401
7,100	0.000%, 12/15/50 – AGM Insured	No Opt. Call	A2	1,559,231
7,785	0.000%, 12/15/51 – AGM Insured	No Opt. Call	A2	1,623,250
10,095	5.000%, 6/15/52	6/22 at 100.00	BB+	10,246,930

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A:
12,900	0.000%, 12/15/52 – AGM Insured	No Opt. Call	BBB–	2,573,292
6,935	5.000%, 6/15/53	12/25 at 100.00	BB+	7,190,069

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)		Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

		Illinois (continued)

		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017A:
$22,500		0.000%, 12/15/56	No Opt. Call	BB+	$3,106,125
29,165		5.000%, 6/15/57	12/27 at 100.00	BB+	30,816,031

48,500		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B., 0.000%, 12/15/54	No Opt. Call	BB+	7,469,970

3,980		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/43 – AGM Insured	No Opt. Call	BBB–	1,277,699

		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2:
4,670		5.250%, 6/15/50	6/20 at 100.00	BB+	4,733,465
2,920		5.000%, 6/15/50	6/20 at 100.00	BB+	2,944,586

		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
5,000		0.000%, 12/15/31 – NPFG Insured	No Opt. Call	BB+	2,677,900
33,245		0.000%, 12/15/32 – NPFG Insured	No Opt. Call	BB+	16,866,186
26,320		0.000%, 6/15/33 – NPFG Insured	No Opt. Call	BB+	12,913,382
26,600		0.000%, 12/15/33 – NPFG Insured	No Opt. Call	BB+	12,748,582
20,305		0.000%, 12/15/34 – NPFG Insured	No Opt. Call	BB+	9,210,754
6,450		0.000%, 6/15/35 – NPFG Insured	No Opt. Call	BB+	2,838,258
23,270		0.000%, 12/15/35 – NPFG Insured	No Opt. Call	BB+	9,998,188
24,650		0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BB+	10,042,410
55,600		0.000%, 12/15/37 – NPFG Insured	No Opt. Call	BB+	21,465,492
42,555		0.000%, 6/15/38 – NPFG Insured	No Opt. Call	BB+	15,973,870

7,360		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2015A, 5.000%, 6/15/53 (UB) (6)	6/22 at 100.00	BB+	7,630,701

4,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 2015-XF1045, 11.357%, 6/15/52, 144A (IF) (6)	6/22 at 100.00	BB+	4,240,840

		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2010:
1,000		5.000%, 6/15/50 – AGM Insured (UB) (6)	6/20 at 100.00	A2	1,045,490
4,075		5.000%, 6/15/50 – AGM Insured (UB) (6)	6/20 at 100.00	BBB–	4,260,372

		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 2015-XF1046:
265		13.702%, 6/15/50 , 144A (IF) (6)	6/20 at 100.00	BB+	300,669
9,300		12.609%, 6/15/50 , 144A (IF) (6)	6/20 at 100.00	BB+	9,767,139

5,335		Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series 2013B, 7.000%, 12/01/33	12/23 at 100.00	N/R	5,502,252

—	(16)	Robbins, Illinois, Resource Recovery Revenue Bonds, Restructuring Project Guaranteed by Foster Wheeler Ltd., Series 1999C, 7.250%, 10/15/24 (Alternative Minimum Tax)	No Opt. Call	N/R	191

37,000		Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Series 2018A, 4.000%, 1/01/48 (UB) (6)	1/28 at 100.00	AA	37,325,600

21,415		Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	B	21,641,357

		Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013:
500		7.250%, 11/01/33 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (7)	630,350
7,375		7.250%, 11/01/36 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (7)	9,297,663
15,225		7.125%, 11/01/43 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (7)	19,094,891

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$3,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/19 at 100.00	N/R	$3,032,760

1,750	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/19 at 100.00	N/R	1,770,790

1,773	Waukegan, Illinois, Special Assessment Improvement Bonds, Fountain Square, Series 2005, 6.125%, 3/01/30	6/18 at 100.00	N/R	1,775,110

325	Wayne Village, Illinois, Special Service Area 5 Assessment Bonds, Series 2007, 5.800%, 1/15/23	6/18 at 100.00	N/R	317,688

2,150	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26 (17)	1/19 at 100.00	N/R	1,139,500

1,900	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2003-100 Raintree Village Project, Series 2013, 5.000%, 3/01/33	3/23 at 100.00	N/R	1,860,822

5,990	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2006-113 Cannoball & Beecher, Series 2007, 5.750%, 3/01/28	3/19 at 100.00	N/R	5,994,373
2,507,444	Total Illinois			2,380,367,586

	Indiana – 1.5%

	Allen County, Indiana, Economic Development Revenue Bonds, Fort Wayne Project, Senior Series 2017A-1:
925	6.625%, 1/15/34, 144A	1/24 at 104.00	N/R	989,972
1,000	6.750%, 1/15/43, 144A	1/24 at 104.00	N/R	1,068,090
2,100	6.875%, 1/15/52, 144A	1/24 at 104.00	N/R	2,247,441

	Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A:
1,000	7.125%, 11/15/42	11/22 at 100.00	N/R	1,078,030
7,500	7.125%, 11/15/47	11/22 at 100.00	N/R	8,069,325

	Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project, Series 2016:
3,340	6.125%, 1/15/34, 144A	1/24 at 104.00	N/R	3,460,006
3,180	6.250%, 1/15/43, 144A	1/24 at 104.00	N/R	3,288,120
2,000	6.375%, 1/15/51, 144A	1/24 at 104.00	N/R	2,072,480

	City of Fort Wayne, Indiana Multifamily Housing Revenue Bonds, Silver Birch of Fort Wayne Project, Series 2017.:
510	5.125%, 1/01/32	12/23 at 105.00	N/R	499,132
4,465	5.350%, 1/01/38	12/23 at 105.00	N/R	4,342,614

6,835	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1998, 5.500%, 9/01/28 (Alternative Minimum Tax)	No Opt. Call	Ba2	7,064,588

860	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1999, 6.375%, 8/01/29 (Alternative Minimum Tax)	6/18 at 100.00	Ba2	861,883

4,000	Evansville, Indiana, Multifamily Housing Revenue Bonds, Silver Birch of Evansville Projects, Series 2017, 5.450%, 1/01/38	1/23 at 105.00	N/R	3,895,880

1,595	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 2016-XL0019, 14.230%, 4/01/30 – AMBAC Insured, 144A (IF) (6)	No Opt. Call	AA	3,026,640

3,750	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Tender Option Bond Trust 2015-XF0115, 13.317%, 10/15/20, 144A (IF) (6)	No Opt. Call	A3	4,501,088

7,355	Indiana Finance Authority, Educational Facilities Revenue Bonds, 21st Century Charter School Project, Series 2013A, 6.250%, 3/01/43	3/23 at 100.00	B+	7,308,590

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Avondale Meadows Academy Project, Series 2017:
$3,090	5.125%, 7/01/37	7/27 at 100.00	BB	$3,006,817
4,375	5.375%, 7/01/47	7/27 at 100.00	BB	4,233,775

4,370	Indiana Finance Authority, Educational Facilities Revenue Bonds, Discovery Charter School Project, Series 2015A, 7.250%, 12/01/45	12/25 at 100.00	BB–	4,433,365

3,925	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	B	3,978,066

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Indiana Inc. Project, Series 2016:
2,475	7.000%, 12/01/34, 144A	12/24 at 100.00	N/R	2,536,727
4,920	7.250%, 12/01/44, 144A	12/24 at 100.00	N/R	5,044,328

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Northwest Indiana Inc. Project, Series 2016:
2,170	7.000%, 12/01/34, 144A	12/24 at 100.00	N/R	2,224,120
5,640	7.250%, 12/01/44, 144A	12/24 at 100.00	N/R	5,782,523

18,890	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	B	19,465,956

22,355	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	B	22,591,292

	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Tender Option Bond Trust 2015-XF1026:
3,750	12.766%, 5/01/42, 144A (IF) (6)	5/23 at 100.00	A	5,005,800
1,000	12.766%, 5/01/42, 144A (IF) (6)	5/23 at 100.00	A	1,334,880
1,600	12.766%, 5/01/42, 144A (IF) (6)	5/23 at 100.00	A	2,135,808
1,000	12.766%, 5/01/42, 144A (IF) (6)	5/23 at 100.00	A	1,334,880

	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010:
1,045	5.500%, 8/15/40	8/20 at 100.00	A	1,092,516
875	5.500%, 8/15/45	8/20 at 100.00	A	913,973

	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group Revenue Bonds, Tender Option Bond Trust 2015-XF0106:
3,085	14.306%, 12/01/38 (Pre-refunded 12/01/19), 144A (IF) (6)	12/19 at 100.00	AA– (7)	3,798,931
5,000	14.277%, 12/01/38 (Pre-refunded 12/01/19), 144A (IF) (6)	12/19 at 100.00	AA– (7)	6,157,550
330	14.277%, 12/01/38 (Pre-refunded 12/01/19), 144A (IF) (6)	12/19 at 100.00	AA– (7)	406,398
1,250	14.277%, 12/01/38 (Pre-refunded 12/01/19), 144A (IF) (6)	12/19 at 100.00	AA– (7)	1,539,388
1,460	14.266%, 12/01/38 (Pre-refunded 12/01/19), 144A (IF) (6)	12/19 at 100.00	AA– (7)	1,797,713

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2009A:
1,960	5.500%, 1/01/38 (Pre-refunded 1/01/19) – AGC Insured (UB)	1/19 at 100.00	A1 (7)	2,017,330
8,040	5.500%, 1/01/38 – AGC Insured (UB)	1/19 at 100.00	A	8,259,974

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Tender Option Bond Trust 2016-XG0024:
955	16.273%, 1/01/38 (Pre-refunded 10/01/19) – AGC Insured, 144A (IF)	1/19 at 100.00	AA (7)	1,066,678
4,040	16.273%, 1/01/38 – AGC Insured, 144A (IF)	1/19 at 100.00	AA	4,512,437
1,225	15.277%, 1/01/38 (Pre-refunded 10/01/19) – AGC Insured, 144A (IF)	1/19 at 100.00	A1 (7)	1,360,877
5,025	15.277%, 1/01/38 – AGC Insured, 144A (IF)	1/19 at 100.00	A	5,582,373
60	15.277%, 1/01/38 (Pre-refunded 10/01/19) – AGC Insured, 144A (IF)	1/19 at 100.00	A1 (7)	66,654
250	15.277%, 1/01/38 – AGC Insured, 144A (IF)	1/19 at 100.00	A	277,725
490	15.277%, 1/01/38 (Pre-refunded 10/01/19)- AGC Insured, 144A (IF)	1/19 at 100.00	A1 (7)	544,351
2,010	15.277%, 1/01/38 – AGC Insured, 144A (IF)	1/19 at 100.00	A	2,232,949

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$4,000	Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere Housing Project, Series 2016, 5.750%, 4/01/36	4/24 at 102.00	N/R	$3,818,920

21,500	Rockport, Indiana, Revenue Bonds, AK Steel Corporation, Series 2012, 7.000%, 6/01/28 (Alternative Minimum Tax)	2/22 at 100.00	B–	22,002,240

1,500	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series 2013, 7.250%, 11/01/43 (Alternative Minimum Tax)	11/23 at 100.00	N/R	1,695,885

2,095	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/18 at 100.00	N/R	2,094,539

18,375	Terre Haute, Indiana, Economic Development Solid Waste Facility Revenue Bonds, Pyrolyx USA Indiana, LLC Project, Series 2017A, 7.250%, 12/01/28 (Alternative Minimum Tax)	No Opt. Call	N/R	18,372,428

185	Terre Haute, Indiana, Economic Development Solid Waste Facility Revenue Bonds, Pyrolyx USA Indiana, LLC Project, Series 2017B, 7.250%, 12/01/20	No Opt. Call	N/R	183,416

	Terre Haute, Indiana, Multifamily Housing Revenue Bonds, Silver Birch of Terre Haute Project, Series 2017:
480	5.100%, 1/01/32	1/23 at 105.00	N/R	467,021
4,560	5.350%, 1/01/38	1/23 at 105.00	N/R	4,435,010

	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011:
5,000	7.750%, 9/01/31 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (7)	5,950,600
5,000	8.000%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (7)	5,986,150

3,950	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2016, 4.000%, 1/15/32	1/23 at 100.00	N/R	3,721,414
233,720	Total Indiana			247,237,656

	Iowa – 2.3%

182,435	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB–	187,229,392

135,250	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	B	144,084,530

1,630	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	6/19 at 105.00	B	1,738,770

8,525	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018B., 5.250%, 12/01/50 (Mandatory put 12/01/22)	12/22 at 105.00	B	8,945,283

	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
14,845	5.500%, 6/01/42	6/18 at 100.00	B2	14,898,442
8,345	5.625%, 6/01/46	6/18 at 100.00	B	8,384,138

1,490	Pottawattamie County, Iowa, Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007E, 5.750%, 5/15/31	6/18 at 100.00	BBB–	1,493,695
352,520	Total Iowa			366,774,250

	Kansas – 0.6%

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF0063:
1,840	13.357%, 1/01/40 (Pre-refunded 1/01/20), 144A (IF)	1/20 at 100.00	N/R (7)	2,240,568
275	13.357%, 1/01/40, 144A (IF)	1/20 at 100.01	AA–	334,868

1,810	Kansas Independent College Finance Authority, Educational Facilities Revenue Bonds, Tabor College Project, Series 2013, 5.800%, 3/01/37 (Pre-refunded 3/01/20)	3/20 at 100.00	N/R (7)	1,938,546

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

$2,850	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc., Series 2017A, 5.000%, 5/15/43	5/27 at 100.00	BB+	$2,944,706

	Olathe, Kansas, Tax Increment Revenue Bonds, Gateway Area 1 Special Obligation Series 2006:
973	5.000%, 3/01/19 (18)	No Opt. Call	N/R	583,822
4,651	5.000%, 3/01/26 (18)	6/18 at 100.00	N/R	2,790,670

2,759	Olathe, Kansas, Transportation Development District Sales Tax Revenue Bonds, Gateway Project Area lA, Series 2006, 5.000%, 12/01/28 (5)	6/18 at 100.00	N/R	662,141

	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A:
13,500	5.250%, 1/01/32 – AMBAC Insured	6/18 at 100.00	Ba2	13,519,710
1,000	5.125%, 1/01/32 – AMBAC Insured	6/18 at 100.00	Ba2	1,001,460

14,000	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/32 – AMBAC Insured	6/18 at 100.00	Ba3	14,020,440

2,300	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement District No. 1 Project, Series 2012B, 6.100%, 12/15/34	12/22 at 100.00	N/R	2,023,011

	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012:
7,385	4.375%, 12/15/23	12/22 at 100.00	N/R	6,581,807
10,955	6.000%, 12/15/32	12/22 at 100.00	N/R	9,452,412

13,275	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Refunding & Improvement, Series 2015, 5.000%, 9/01/45 (UB) (6)	9/25 at 100.00	AA–	14,840,123

8,690	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Series 2042A, 4.000%, 3/01/42 (UB) (6)	3/27 at 100.00	AA–	8,932,712

3,741	Wichita, Kansas, Multifamily Housing Revenue Bonds, Buttonwood Tree Apartments Project, Series 2002-I, 7.350%, 12/01/33 (Alternative Minimum Tax)	5/18 at 100.00	N/R	3,748,699

10,845	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 6.000%, 9/01/35	9/25 at 100.00	N/R	11,038,800

12,350	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 4-Major Multi-Sports Athletic Complex Project, Series 2015, 0.000%, 9/01/34, 144A	No Opt. Call	N/R	4,349,300
113,199	Total Kansas			101,003,795

	Kentucky – 0.5%

	Campbellsville, Kentucky, Industrial Building Revenue Bonds, Campbellsville University Project, Series 2017:
4,580	5.000%, 3/01/39	3/27 at 100.00	N/R	4,736,224
2,500	4.500%, 3/01/47	3/27 at 100.00	N/R	2,409,525

2,150	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington Project, Series 2016A, 4.750%, 10/01/34	4/26 at 100.00	N/R	2,028,697

5,240	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1024, 13.472%, 1/01/45, 144A (IF) (6)	1/23 at 100.00	BBB+	6,782,080

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A:
8,530	5.000%, 6/01/41	6/27 at 100.00	Baa3	9,137,848
15,800	5.000%, 6/01/45	6/27 at 100.00	Baa3	16,851,174

8,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.375%, 6/01/40 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa3 (7)	8,759,600

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$2,500	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue Bonds, Rosedale Green Project, Refunding Series 2015, 5.750%, 11/15/45	11/25 at 100.00	N/R	$2,541,400

1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 (Pre-refunded 6/01/18) – AGC Insured	6/18 at 100.00	AA (7)	1,007,270

12,250	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45	7/25 at 100.00	Baa2	13,201,335

14,660	Kentucky Housing Corporation, Multifamily Housing Revenue Bonds, Heritage Green Apartments Project, Series 2015, 5.625%, 5/01/45	5/25 at 100.00	N/R	14,761,447

1,000	Louisville-Jefferson County Metro Government, Kentucky, Revenue Bonds, Bellarmine University Inc. Project, Refunding & Improvement Series 2008A, 6.000%, 5/01/38 (Pre-refunded 5/01/18)	5/18 at 100.00	Baa3 (7)	1,003,510

225	Ohio County, Kentucky, Pollution Control Revenue Bonds, Big Rivers Electric Corporation Project, Refunding Series 2010A, 6.000%, 7/15/31	7/20 at 100.00	BB	228,760
78,435	Total Kentucky			83,448,870

	Louisiana – 0.9%

42,830	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	46,317,219

12,690	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41	7/21 at 100.00	B+	12,995,575

1,275	Juban Parc Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.150%, 10/01/49 (5)	No Opt. Call	N/R	357,000

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
6,750	6.750%, 12/15/37 (5)	6/18 at 100.00	N/R	4,725,000
1,085	6.000%, 12/15/37 (5)	6/18 at 100.00	N/R	759,500

90	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/18 (5)	No Opt. Call	N/R	63,000

10,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westside Habilitation Center Project, Refunding Series 2017A, 6.250%, 2/01/47, 144A	2/27 at 100.00	N/R	10,202,700

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Womans Hospital Foundation Project, Tender Option Bonds Trust 2016-XF2336:
1,375	16.522%, 10/01/40 (Pre-refunded 10/01/20), 144A (IF) (6)	10/20 at 100.00	A (7)	1,919,308
3,315	16.513%, 10/01/40 (Pre-refunded 10/01/20), 144A (IF) (6)	10/20 at 100.00	A (7)	4,626,447

18,110	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36, 144A (Alternative Minimum Tax)	7/23 at 100.00	N/R	20,186,130

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	1,068,390

	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A:
465	7.750%, 12/15/31	12/21 at 100.00	N/R	502,767
7,425	8.000%, 12/15/41	12/21 at 100.00	N/R	8,063,699

20,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2017, 0.000%, 10/01/46 (4)	10/33 at 100.00	BBB	16,797,400

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011:
$2,000	6.500%, 5/15/37 (Pre-refunded 5/15/21)	5/21 at 100.00	A3 (7)	$2,267,980
600	6.750%, 5/15/41 (Pre-refunded 5/15/21)	5/21 at 100.00	A3 (7)	684,900

	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A:
3,900	8.250%, 12/15/38	12/23 at 100.00	N/R	4,217,382
4,125	8.375%, 12/15/43	12/23 at 100.00	N/R	4,343,708

5,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Louisiana Pellets Inc. Project, Series 2015, 7.000%, 7/01/24, 144A (Alternative Minimum Tax) (5)	No Opt. Call	N/R	50,000

2,070	Orange Grove Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2006, 5.300%, 11/01/21 (5)	6/18 at 100.00	N/R	351,900

	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood Project, Refunding Series 2015:
865	5.250%, 11/15/29	11/24 at 100.00	N/R	945,670
1,000	5.250%, 11/15/37	11/24 at 100.00	N/R	1,070,790
145,970	Total Louisiana			142,516,465

	Maine – 0.2%

13,115	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Coastal Resources of Maine LLC Project, Green Series 2017., 5.375%, 12/15/33, 144A (Alternative Minimum Tax)	12/26 at 100.00	N/R	13,696,257

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,300	6.950%, 7/01/36	7/21 at 100.00	Ba3	2,526,389
6,500	7.000%, 7/01/41	7/21 at 100.00	Ba3	7,151,690

3,950	Rumford, Maine, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Series 2001, 6.875%, 10/01/26 (Alternative Minimum Tax)	6/18 at 100.00	B3	3,949,803
25,865	Total Maine			27,324,139

	Maryland – 1.4%

	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages at Two Rivers Projects, Series 2014:
1,310	4.900%, 7/01/30	7/24 at 100.00	N/R	1,328,903
1,035	5.125%, 7/01/36	7/24 at 100.00	N/R	1,049,542
1,840	5.250%, 7/01/44	7/24 at 100.00	N/R	1,861,399

1,500	Baltimore, Maryland, Special Obligation Bonds, Center/West Development Project, Series 2017A, 5.500%, 6/01/43	6/26 at 100.00	N/R	1,533,510

2,040	Baltimore, Maryland, Special Obligation Bonds, East Baltimore Research Park Project, Series 2017A, 5.000%, 9/01/38	9/27 at 100.00	N/R	2,190,328

6,030	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016, 5.125%, 6/01/43	6/26 at 100.00	N/R	6,267,944

8,062	Brunswick, Frederick County, Maryland, Special Obligation Bonds, Brunswick Crossing Special Taxing District, Series 2006, 5.500%, 7/01/36	6/18 at 100.00	N/R	8,066,353

	Howard County, Maryland, Special Obligation Bonds, Annapolis Junction Town Center Project, Series 2014:
725	5.800%, 2/15/34	2/24 at 100.00	N/R	743,756
1,000	6.100%, 2/15/44	2/24 at 100.00	N/R	1,029,160

3,150	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series 2017A, 4.500%, 2/15/47, 144A	2/26 at 100.00	N/R	3,199,928

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

$29,010	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	9/20 at 100.00	BB–	$30,389,135

	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
1,650	5.000%, 12/01/18 (5)	No Opt. Call	N/R	990,000
83,115	5.000%, 12/01/31 (5)	6/18 at 100.00	N/R	49,869,000

4,500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31 (5)	6/18 at 100.00	N/R	2,700,000

	Maryland Economic Development Corporation, Special Obligation Bonds, Metro Centre Owings Mills Project, Series 2017:
3,000	4.375%, 7/01/36	1/27 at 100.00	N/R	3,082,170
4,460	4.500%, 7/01/44	1/27 at 100.00	N/R	4,566,683

2,050	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Series 2017B, 5.000%, 7/01/38	7/27 at 100.00	Baa3	2,240,138

1,800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012B, 5.000%, 11/15/51 (UB) (6)	11/21 at 100.00	Aa2	1,963,116

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Tender Option Bond Trust 2015-XF130:
1,000	16.165%, 11/15/21, 144A (IF) (6)	No Opt. Call	Aa2	1,453,080
1,155	16.165%, 11/15/51, 144A (IF) (6)	No Opt. Call	Aa2	1,678,307
1,135	16.137%, 11/15/51, 144A (IF) (6)	11/21 at 100.00	Aa2	1,648,213

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Green Street Academy, Series 2017A:
1,000	5.125%, 7/01/37, 144A	7/27 at 100.00	N/R	1,010,560
1,800	5.250%, 7/01/47, 144A	7/27 at 100.00	N/R	1,803,762
1,530	5.375%, 7/01/52, 144A	7/27 at 100.00	N/R	1,540,389

20,440	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/42 (UB) (6)	2/25 at 100.00	A	22,558,606

2,495	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Tender Option Bond Trust 2015-XF1021, 12.921%, 8/15/42, 144A (IF) (6)	2/25 at 100.00	A	3,527,905

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2017 A:
34,180	5.000%, 5/15/45 (UB)	5/27 at 100.00	A	38,179,402
7,070	4.000%, 5/15/47 (UB) (6)	5/27 at 100.00	A	7,128,964

1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.125%, 7/01/45	7/19 at 100.00	BB	1,519,260

19,970	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015, 5.000%, 12/01/44 (UB) (6)	6/25 at 100.00	AA–	22,280,529

5,100	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46	1/26 at 100.00	N/R	5,069,043
254,652	Total Maryland			232,469,085

	Massachusetts – 0.5%

16,000	Massachusetts Development Finance Agency Revenue Bonds, Partners HealthCare System Issue, Series 2015, 5.000%, 7/01/45 (UB) (6)	7/25 at 100.00	AA–	17,914,240

14,005	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42, 144A	6/18 at 100.00	BB–	14,008,921

2,500	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 6.000%, 1/01/33	1/23 at 100.00	BBB	2,843,450

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$7,500	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2014, 5.125%, 7/01/44	7/24 at 100.00	BBB–	$8,133,600

3,500	Massachusetts Development Finance Agency, Revenue Bonds, SABIS International Charter School, Series 2009A, 8.000%, 4/15/39 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (7)	3,826,130

13,930	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2017B, 4.250%, 7/01/46 (Alternative Minimum Tax) (UB)	7/26 at 100.00	A	13,967,750

810	Massachusetts Housing Finance Agency, Housing Bonds, Tender Option Bond Trust 2016-XL0018, 15.442%, 6/01/41, 144A (Alternative Minimum Tax) (IF) (6)	6/20 at 100.00	AA–	918,273

2,990	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016E, 4.000%, 4/01/33 (UB)	4/25 at 100.00	AA	3,163,839

20,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016A, 5.000%, 3/01/46 (UB) (6)	3/24 at 100.00	AA	22,335,000
81,235	Total Massachusetts			87,111,203

	Michigan – 0.8%

	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Series 2008:
3,120	6.000%, 11/01/28	11/18 at 100.00	BB	3,135,974
5,105	6.000%, 11/01/37	11/18 at 100.00	BB	5,114,138

1,050	Chandler Park Academy, Michigan, Public School Academy Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/30	6/18 at 100.00	BBB	1,050,546

1,955	Concord Academy, Boyne City, Michigan, Certificates of Participation, Series 2007, 5.600%, 11/01/36	6/18 at 100.00	N/R	1,828,590

	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007:
4,005	5.000%, 11/01/26	6/18 at 100.00	B	3,698,818
3,750	5.250%, 11/01/31	6/18 at 100.00	B	3,455,100
3,840	5.250%, 11/01/36	6/18 at 100.00	B	3,300,442

	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding Series 2013:
3,150	6.000%, 10/01/33	10/23 at 100.00	N/R	3,051,311
4,110	6.000%, 10/01/43	10/23 at 100.00	N/R	3,791,968

	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005:
1,390	5.650%, 11/01/25	6/18 at 100.00	B–	955,681
500	5.750%, 11/01/30	6/18 at 100.00	B–	318,025
2,425	5.750%, 11/01/35	6/18 at 100.00	B–	1,483,712

3,720	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	5/18 at 100.00	B–	3,680,159

	Detroit, Michigan, General Obligation Bonds, Series 2003A:
300	5.250%, 4/01/18 – SYNCORA GTY Insured	6/18 at 100.00	N/R	299,925
168	5.250%, 4/01/19 – SYNCORA GTY Insured	6/18 at 100.00	N/R	165,826
465	5.250%, 4/01/22 – SYNCORA GTY Insured	6/18 at 100.00	N/R	451,278
159	5.250%, 4/01/23 – SYNCORA GTY Insured	6/18 at 100.00	N/R	153,430

3,500	Flint International Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 5.750%, 10/01/37	6/18 at 100.00	BB	3,499,790

2,700	Kentwood Economic Development Corporation, Michigan, Limited Obligation Revenue Bonds, Holland Home Obligated Group, Refunding Series 2012, 5.625%, 11/15/41	5/22 at 100.00	BBB–	2,903,067

805	Merritt Academy, Michigan, Certificates of Participation, Series 2004, 7.250%, 12/01/24 (Pre-refunded 4/30/18)	4/18 at 100.00	N/R (7)	805,539

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$1,900	Merritt Academy, Michigan, Certificates of Participation, Series 2006, 6.250%, 12/01/36 (Pre-refunded 4/30/18)	4/18 at 100.00	N/R (7)	$1,885,123

	Michigan Finance Authority, Limited Obligation Revenue Bonds, Michigan Technical Academy, Series 2011:
1,230	5.700%, 10/01/21 (5)	No Opt. Call	N/R	479,700
2,140	7.100%, 10/01/31 (5)	10/21 at 100.00	N/R	834,600
7,000	7.450%, 10/01/41 (5)	10/21 at 100.00	N/R	2,730,000

9,000	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Series 2017A, 4.000%, 12/01/40 (UB) (6)	12/27 at 100.00	AA–	9,261,540

1,495	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 7.000%, 5/01/31	5/18 at 100.00	BBB–	1,496,794

1,170	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 8.000%, 10/01/40	10/21 at 100.00	BBB–	1,279,348

6,875	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Series 2011, 8.125%, 4/01/41	4/21 at 100.00	B	5,841,619

400	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 6.500%, 12/01/40	12/20 at 100.00	BB–	402,860

11,180	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Refunding Series 2017. Private Placement of 2017, 5.900%, 7/15/46, 144A	7/27 at 100.00	N/R	9,223,276

1,810	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Refunding Bonds, Cesar Chavez Academy Project, Series 2012, 5.750%, 2/01/33	2/20 at 101.00	BB+	1,835,250

1,000	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/36	10/21 at 100.00	B	931,560

925	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	6/18 at 100.00	N/R	924,935

2,000	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2017, 7.000%, 12/01/46	12/27 at 100.00	N/R	1,989,940

1,505	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	6/18 at 100.00	BBB	1,506,686

1,750	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	6/18 at 100.00	BBB–	1,735,370

3,245	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/18 at 100.00	N/R	3,152,128

	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Dr. Joseph F. Pollack Academic Center of Excellence Project, Series 2010:
100	7.250%, 4/01/20	No Opt. Call	BB	104,242
1,140	8.000%, 4/01/30	4/20 at 100.00	BB	1,198,186
500	8.000%, 4/01/40	4/20 at 100.00	BB	523,700

13,235	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2013, 8.500%, 12/01/30, 144A (Alternative Minimum Tax)	12/23 at 100.00	N/R	14,054,114

10,900	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B2	11,003,005

	Renaissance Public School Academy, Michigan, Public School Academy Revenue Bonds, Series 2012A:
870	5.500%, 5/01/27	5/22 at 100.00	BB+	900,241
1,565	6.000%, 5/01/37	5/22 at 100.00	BB+	1,617,349

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$1,500	Saline Economic Development Corporation, Michigan, Limited Obligation Revenue and Refunding Bonds, Evangelical Homes of Michigan, Series 2012, 5.250%, 6/01/32	6/22 at 100.00	BB+	$1,563,540

1,000	Star International Academy, Wayne County, Michigan, Public School Academy Revenue Bonds, Refunding Series 2012, 5.000%, 3/01/33	3/20 at 101.00	BBB	1,028,950

	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2011:
300	6.750%, 5/01/21	No Opt. Call	BB	313,959
1,615	7.750%, 5/01/31	5/21 at 100.00	BB	1,784,737
3,460	8.000%, 5/01/41	5/21 at 100.00	BB	3,811,571

2,295	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005, 6.375%, 11/01/35	6/18 at 100.00	BB–	2,296,446
139,322	Total Michigan			128,854,088

	Minnesota – 1.0%

	Anoka, Minnesota, Health Care and Housing Facility Revenue Bonds, The Homestead at Anoka, Inc. Project, Series 2014:
1,200	5.375%, 11/01/34	11/24 at 100.00	N/R	1,266,156
1,000	5.125%, 11/01/49	11/24 at 100.00	N/R	1,024,910

935	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 4.250%, 8/01/46	8/26 at 100.00	BB+	902,088

14,220	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	12/20 at 100.00	N/R	15,921,139

	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy Project, Series 2015A:
750	5.500%, 7/01/40	7/25 at 100.00	N/R	745,155
1,420	5.750%, 7/01/46	7/25 at 100.00	N/R	1,431,559

2,000	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie Seeds Academy Project, Refunding Series 2015A, 5.000%, 3/01/39	3/25 at 100.00	BB+	2,027,920

1,940	Chaska, Minnesota, Lease Revenue Bonds, World Learner School Project, Series, 8.000%, 12/01/43	12/21 at 100.00	N/R	2,155,592

	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A:
700	5.000%, 7/01/36	7/24 at 102.00	N/R	713,209
3,510	5.000%, 7/01/47	7/24 at 102.00	N/R	3,540,432

	Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project, Series 2015A:
1,050	5.500%, 7/01/30	7/25 at 100.00	B–	934,521
6,200	5.875%, 7/01/40	7/25 at 100.00	B–	5,277,192
5,000	6.000%, 7/01/45	7/25 at 100.00	B–	4,196,950

1,000	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2013A, 5.125%, 7/01/48 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R (7)	1,145,700

1,000	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A, 5.500%, 7/01/50	7/25 at 100.00	BB+	1,063,070

	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Seven Hills Preparatory Academy Project, Series 2017A:
900	5.000%, 10/01/37	10/24 at 100.00	N/R	903,960
1,700	5.000%, 10/01/49	10/24 at 100.00	N/R	1,694,645

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	1,021,020

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of Performing Arts Project, Series 2016A:
$2,360	5.000%, 7/01/36	7/26 at 100.00	N/R	$2,285,707
4,925	5.000%, 7/01/47	7/26 at 100.00	N/R	4,588,721

2,575	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 5.000%, 11/01/47	11/26 at 100.00	BB	2,599,952

2,000	Hayward, Minnesota, Health Care Facilities Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2014, 5.750%, 2/01/44	8/24 at 100.00	N/R	2,055,260

	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A:
810	5.000%, 7/01/34	7/24 at 100.00	BB+	838,463
3,940	5.000%, 7/01/44	7/24 at 100.00	BB+	3,968,841

1,870	Independence, Minnesota, Charter School Lease Revenue Bonds, Beacon Academy Project, Series 2016A, 5.000%, 7/01/48	7/26 at 100.00	N/R	1,717,352

2,285	International Falls, Minnesota, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1999, 6.850%, 12/01/29 (Alternative Minimum Tax)	6/18 at 100.00	B3	2,284,886

	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2016A:
1,000	5.000%, 7/01/36	7/24 at 102.00	N/R	1,007,400
2,640	5.000%, 7/01/47	7/24 at 102.00	N/R	2,627,724

	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Spero Academy Project, Series 2017A:
1,080	6.000%, 7/01/32, 144A	7/27 at 100.00	N/R	1,069,697
1,250	6.250%, 7/01/37, 144A	7/27 at 100.00	N/R	1,236,075
5,510	6.500%, 7/01/48, 144A	7/27 at 100.00	N/R	5,437,488

	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin Cities International Schools Project, Series 2017A.:
1,680	5.000%, 12/01/37, 144A	12/27 at 100.00	N/R	1,632,775
5,625	5.000%, 12/01/47, 144A	12/27 at 100.00	N/R	5,309,550

	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A:
1,050	7.750%, 1/01/33	1/21 at 100.00	N/R	1,072,323
1,000	8.500%, 1/01/41	1/21 at 100.00	N/R	1,024,200

1,500	Oak Park Heights, Minnesota, Senior Housing Revenue Bonds, Oakgreen Commons Project, Series 2010, 7.000%, 8/01/45	8/20 at 100.00	N/R	1,549,365

	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A:
500	5.000%, 9/01/34	9/24 at 100.00	BB+	510,975
1,840	5.000%, 9/01/44	9/24 at 100.00	BB+	1,861,031

	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A:
2,025	5.000%, 4/01/36	4/26 at 100.00	CCC–	1,232,030
3,085	5.000%, 4/01/46	4/26 at 100.00	CCC–	1,877,716

21,815	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2016A, 5.750%, 7/01/47, 144A	7/26 at 100.00	N/R	20,356,013

1,500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Great River School Project, Series 2017A, 5.500%, 7/01/52, 144A	7/27 at 100.00	N/R	1,543,665

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$1,500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2016A, 4.125%, 9/01/47	9/24 at 102.00	BBB–	$1,471,110

2,500	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Refunding Series 2015A, 5.000%, 12/01/46	12/24 at 100.00	BBB–	2,575,450

1,695	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.500%, 9/01/43	9/20 at 101.00	BB+	1,683,440

	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities Academy Project, Series 2015A:
40	5.000%, 7/01/35	7/25 at 100.00	BB	41,222
1,715	5.300%, 7/01/45	7/25 at 100.00	BB	1,765,764

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	BB+	1,015,120

	Saint Paul Housing and Redevelopment Authority, Minnesota, Collateralized Multifamily Housing Revenue Bonds, Marian Center Project, Series 2007A:
845	5.300%, 11/01/30	5/18 at 100.00	N/R	838,840
1,225	5.375%, 5/01/43	6/18 at 100.00	N/R	1,176,882

2,150	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Hope Community Academy Project, Series 2015A, 5.000%, 12/01/43	12/24 at 100.00	BB	2,165,588

1,155	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017, 5.000%, 9/01/42	9/24 at 100.00	N/R	1,275,316

11,875	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37, 144A (Alternative Minimum Tax)	10/22 at 100.00	Ba2	11,240,044

1,000	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	1,011,450

4,795	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A, 5.125%, 10/01/48	10/26 at 100.00	N/R	4,321,925

	Stillwater, Minnesota, Multifamily Housing Revenue Bonds, Orleans Homes LP, Series 2007:
1,380	5.250%, 2/01/27 (Alternative Minimum Tax)	6/18 at 100.00	N/R	1,380,317
800	5.500%, 2/01/42 (Alternative Minimum Tax)	6/18 at 100.00	N/R	800,104

	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A:
1,485	5.500%, 11/01/32	5/19 at 102.00	N/R	1,548,424
3,000	5.750%, 11/01/39	5/19 at 102.00	N/R	3,129,780
6,100	6.000%, 5/01/47	5/19 at 102.00	N/R	6,373,280

	Winona Port Authority, Minnesota, Charter School Lease Revenue Bonds, Bluffview Montessori School Project, Refunding Series 2016:
315	4.500%, 6/01/36	6/24 at 100.00	N/R	311,897
730	4.750%, 6/01/46	6/24 at 100.00	N/R	721,014

	Winsted, Minnesota, Health Care Revenue Bonds, Saint Marys Care Center Project, Series 2010A:
1,000	6.250%, 9/01/30 (5)	6/18 at 100.00	N/R	750,000
3,250	6.875%, 9/01/42 (5)	6/18 at 100.00	N/R	2,437,500
168,945	Total Minnesota			163,686,894

	Mississippi – 0.0%

3,934	Mississippi Home Corp Multi-Family Housing Revenue Bonds, Cambridge Park Apartments, Pass Through Credit Custodial Receipts, Deutsche Trust for DTC Settlement, 5.750%, 12/01/47	7/18 at 100.00	N/R	3,933,794

1,280	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 100.00	N/R	1,183,024
5,214	Total Mississippi			5,116,818

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri – 1.2%

$8,309	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson Shoppes Redevelopment Project, Refunding Series 2017B, 5.000%, 11/01/29, 144A	6/18 at 100.00	N/R	$6,636,380

195	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	BBB–	222,704

	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006:
590	5.000%, 6/01/20	6/18 at 100.00	N/R	406,935
3,000	5.000%, 6/01/28	6/18 at 100.00	N/R	1,940,280

1,475	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	1,527,761

1,900	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2016A, 4.000%, 3/01/42	3/21 at 100.00	N/R	1,815,317

	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016:
775	5.000%, 4/01/36, 144A	4/26 at 100.00	N/R	802,885
3,140	5.000%, 4/01/46, 144A	4/26 at 100.00	N/R	3,197,964

4,758	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Subordinate Refunding & Improvement Series 2016, 8.000%, 4/15/46, 144A	4/26 at 100.00	N/R	4,783,931

1,200	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/42	5/27 at 100.00	N/R	1,277,724

7,638	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict A Bonds, Refunding Series 2015A, 5.750%, 4/01/55	No Opt. Call	N/R	7,355,061

9,059	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict B Bonds, Refunding Taxable Series 2015B, 0.000%, 4/01/55	10/18 at 100.00	N/R	1,585,313

	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue Bonds, Convention Center Hotel Project – TIF Financing, Series 2018B.:
3,050	5.000%, 2/01/40, 144A	2/28 at 100.00	N/R	3,119,967
5,200	5.000%, 2/01/50, 144A	2/28 at 100.00	N/R	5,280,392

	Lees Summit Industrial Development Authority, Missouri, Special Assessment and Sales Tax Revenue Bonds, Summit Fair Community Improvement District Project, Series 2012:
1,205	5.000%, 5/01/35	5/20 at 100.00	N/R	1,209,434
2,365	6.000%, 5/01/42	5/20 at 100.00	N/R	2,374,909

2,500	Lee’s Summit, Missouri, Special Obligation Tax Increment and Special District Improvement Bonds, Summit Fair Project, Refunding Series 2017., 4.875%, 11/01/37, 144A	11/27 at 100.00	N/R	2,450,775

	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A:
4,200	5.750%, 6/01/35, 144A	6/25 at 100.00	N/R	4,136,664
3,965	6.000%, 6/01/46, 144A	6/25 at 100.00	N/R	3,932,646

7,095	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Subordinate Lien Series 2015B, 8.500%, 6/15/46, 144A	6/25 at 100.00	N/R	7,085,918

12,750	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48 (UB) (6)	11/23 at 100.00	A2	13,737,233

5,085	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Tender Option Bond Trust 2015-XF1015, 12.932%, 11/15/48, 144A (IF) (6)	11/23 at 100.00	A2	6,659,214

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2017C:
$3,345	4.000%, 11/15/47 (UB) (6)	11/27 at 100.00	AA–	$3,420,028
24,945	4.000%, 11/15/49 (UB) (6)	11/27 at 100.00	AA–	25,464,105

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children’s Mercy Hospital, Series 2017:
4,500	4.000%, 5/15/42 (UB) (6)	5/25 at 102.00	A+	4,621,050
26,750	4.000%, 5/15/48 (UB) (6)	5/25 at 102.00	A+	27,344,653

	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015:
3,155	5.000%, 5/01/30	5/21 at 100.00	N/R	3,109,915
750	5.000%, 5/01/35	5/21 at 100.00	N/R	733,958

1,660	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 5.375%, 5/01/28	5/23 at 100.00	N/R	1,728,276

3,560	Saint Charles County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, O’Fallon Retail Walk Community Improvement District Project, Series 2017A, 6.250%, 12/01/36, 144A	12/26 at 100.00	N/R	3,614,290

	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Nazareth Living Center, Series 2015A:
600	5.000%, 8/15/35	8/25 at 100.00	N/R	616,710
1,800	5.125%, 8/15/45	8/25 at 100.00	N/R	1,851,588

	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A:
1,295	5.250%, 6/15/25	6/18 at 100.00	N/R	1,284,951
5,700	5.350%, 6/15/32	6/18 at 100.00	N/R	5,343,522

2,000	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Annual Appropriation Redevelopment Revenue Bonds, National Geospatial-Intelligence Agency Site Improvement Project, Series 2017B, 4.000%, 6/01/37	12/26 at 100.00	Baa1	2,030,680

8,415	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Tax-Exempt Recovery Zone Facilities Improvement, Special Revenue Bonds, Kiel Opera House Project, Series 2010B, 7.000%, 9/01/35	9/20 at 100.00	N/R	8,738,052

1,664	Saint Louis, Missouri, Tax Increment Bonds, 410 North Jefferson Lofts Project, Series 2007, 5.500%, 9/01/27 (19)	6/18 at 100.00	N/R	465,920

1,319	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, City Hospital Tax Increment District, Series 2007, 6.000%, 8/23/26	6/18 at 100.00	N/R	1,218,149

2,505	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	9/18 at 100.00	N/R	1,436,517

1,261	Saint Louis, Missouri, Tax-Exempt Revenue Notes, City Block 1859, Grand Avenue/Cozens/Evans Redevelopment Project, Series 2008-A, 6.500%, 12/11/29	6/18 at 100.00	N/R	1,256,763

5,100	Shrewsbury, Missouri, Tax Increment and Improvement District Revenue Bonds, Kenrick Plaza Redevelopment Project, Series 2016, 4.000%, 5/01/36, 144A	5/25 at 100.00	N/R	4,610,451

928	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Gaslight Square East Project, Series 2006, 5.500%, 1/22/28	6/18 at 100.00	N/R	855,068

2,205	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Printers Lofts Project, Series 2006, 6.000%, 8/21/26 (20)	No Opt. Call	N/R	639,450

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
270	5.100%, 11/01/19	6/18 at 100.00	N/R	270,124
1,000	5.375%, 11/01/24	6/18 at 100.00	N/R	1,000,160

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,310	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	6/18 at 100.00	N/R	$1,310,380

3,215	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s Resources for Seniors, Series 2015A, 5.125%, 12/01/45	12/25 at 100.00	N/R	3,386,392

155	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	BBB–	176,035

8,600	The Industrial Development Authority of the City of Saint Louis, Missouri, Development Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 4.750%, 11/15/47	11/26 at 100.00	N/R	8,832,200
207,461	Total Missouri			196,898,794

	Montana – 0.0%

500	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran Corporation, Series 2017A, 5.250%, 5/15/37	5/25 at 102.00	N/R	527,765

	Nebraska – 0.0%

	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Tender Option Bond Trust 2015-XF1042:
960	12.953%, 11/01/45, 144A (IF) (6)	11/25 at 100.00	A–	1,331,866
1,545	12.941%, 11/01/48, 144A (IF) (6)	11/25 at 100.00	A–	2,117,083
2,505	Total Nebraska			3,448,949

	Nevada – 1.2%

4,250	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 2016-XG0028, Tender Option Bond Trust Series 11823, 15.953%, 7/01/42, 144A (IF)	1/20 at 100.00	A+	5,403,663

990	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 159 Summerlin Village 16A, Series 2015, 5.000%, 8/01/35	8/25 at 100.00	N/R	1,029,323

1,035	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Tender Option Bond Trust 11823, 13.899%, 7/01/42, 144A (IF)	1/20 at 100.00	A+	1,266,498

3,040	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2018., 5.250%, 12/15/37, 144A (Alternative Minimum Tax)	12/27 at 100.00	N/R	3,060,429

13,290	Director of Nevada State Department of Business & Industry, Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC, Green Bonds, Series 2017B., 5.125%, 12/15/37, 144A	12/27 at 100.00	N/R	13,415,458

	Director of Nevada State Department of Business & Industry, Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC, Series 2017:
13,600	5.875%, 12/15/27, 144A (Alternative Minimum Tax)	No Opt. Call	N/R	14,562,744
69,900	6.250%, 12/15/37, 144A (Alternative Minimum Tax)	12/27 at 100.00	N/R	76,544,694

	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2015:
1,000	5.000%, 12/15/35, 144A	12/25 at 100.00	BB	1,023,670
2,520	5.125%, 12/15/45, 144A	12/25 at 100.00	BB	2,549,383

	Henderson Public Improvement Trust, Nevada, Revenue Bonds, Touro College and University System, Series 2014A:
2,515	5.500%, 1/01/34	7/24 at 100.00	BBB–	2,794,819
2,980	5.500%, 1/01/39	7/24 at 100.00	BBB–	3,292,185
3,000	5.500%, 1/01/44	7/24 at 100.00	BBB–	3,307,170

5,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (7)	5,368,050

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 609 Skye Canyon, Series 2017:
$1,280	4.250%, 6/01/37	6/27 at 100.00	N/R	$1,231,181
2,140	4.375%, 6/01/42	6/27 at 100.00	N/R	2,061,013
2,500	4.500%, 6/01/47	6/27 at 100.00	N/R	2,424,775

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 808 & 810 Summerlin Village 23B, Refunding Series 2014:
375	5.000%, 6/01/28	6/24 at 100.00	N/R	392,359
940	5.000%, 6/01/30	6/24 at 100.00	N/R	974,714

1,100	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015, 5.000%, 12/01/35	12/25 at 100.00	N/R	1,127,357

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 26, Series 2017:
500	4.375%, 6/01/42	6/27 at 100.00	N/R	494,455
585	4.500%, 6/01/47	6/27 at 100.00	N/R	584,965

3,000	Las Vegas, Nevada, Sales Tax Increment Revenue Bonds, Symphony Park Tourism Improvement District, Series 2016, 4.375%, 6/15/35, 144A	6/21 at 100.00	N/R	2,808,210

1,885	Mesquite, Nevada, Local Improvement Bonds, Special Improvement District 07-01 Anthem at Mesquite, Refunding Series 2016, 4.250%, 8/01/37	8/26 at 100.00	N/R	1,817,404

	Nevada State Director of the Department of Business and Industry, Charter School Revenue Bonds, Doral Academy of Nevada, Series 2017A:
500	5.000%, 7/15/37, 144A	7/25 at 100.00	BB+	513,160
1,300	5.000%, 7/15/47, 144A	7/25 at 100.00	BB+	1,325,324

	North Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 65 Northern Beltway Commercial Area, Series 2017:
2,375	5.000%, 12/01/37, 144A	12/27 at 100.00	N/R	2,390,105
4,855	5.000%, 12/01/47, 144A	12/27 at 100.00	N/R	4,819,995

5,705	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	6/18 at 100.00	N/R	5,704,715

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
595	6.500%, 9/01/20 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (7)	606,686
1,395	6.750%, 9/01/27 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (7)	1,423,821

	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
3,255	6.500%, 6/15/20, 144A	6/18 at 100.00	Ba3	3,272,837
25,590	6.750%, 6/15/28, 144A	6/18 at 100.00	Ba3	25,724,348
182,995	Total Nevada			193,315,510

	New Hampshire – 0.0%

	Manchester Housing and Redevelopment Authority, New Hampshire, Revenue Bonds, Series 2000B:
420	0.000%, 1/01/20 – ACA Insured	No Opt. Call	B3	392,633
510	0.000%, 1/01/21 – ACA Insured	No Opt. Call	B3	455,384
370	0.000%, 1/01/22 – ACA Insured	No Opt. Call	B3	324,442
800	0.000%, 1/01/23 – ACA Insured	No Opt. Call	B3	646,232
50	0.000%, 1/01/25 – ACA Insured	No Opt. Call	B3	36,025
370	0.000%, 1/01/27 – ACA Insured	No Opt. Call	B3	239,834
730	0.000%, 1/01/29 – ACA Insured	No Opt. Call	B3	421,393
3,320	0.000%, 1/01/30 – ACA Insured	No Opt. Call	B3	1,802,262
6,570	Total New Hampshire			4,318,205

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey – 2.8%

	Atlantic City, New Jersey, General Obligation Bonds, Series 2017:
$5,695	5.000%, 3/01/32 – BAM Insured (UB) (6)	3/27 at 100.00	Baa1	$6,427,662
9,400	5.000%, 3/01/37 – BAM Insured (UB) (6)	3/27 at 100.00	Baa1	10,463,516
4,920	5.000%, 3/01/42 – BAM Insured (UB) (6)	3/27 at 100.00	Baa1	5,444,915

8,865	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 5.375%, 11/01/35 (Alternative Minimum Tax)	6/18 at 100.00	BBB–	8,865,266

1,000	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	6/18 at 100.00	N/R	925,100

2,370	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A, 5.125%, 1/01/37	7/18 at 100.00	Caa2	1,782,809

	New Jersey Economic Development Authority, Charter School Revenue Bonds, Greater Brunswick Charter School, Series 2014A:
850	5.625%, 8/01/34, 144A	8/24 at 100.00	N/R	865,530
1,530	5.875%, 8/01/44, 144A	8/24 at 100.00	N/R	1,556,913
1,000	6.000%, 8/01/49, 144A	8/24 at 100.00	N/R	1,017,780

	New Jersey Economic Development Authority, Charter School Revenue Bonds, Lady Liberty Academy Charter School Project, Series 2013A:
2,390	5.500%, 8/01/33	8/23 at 100.00	N/R	1,434,000
4,120	5.650%, 8/01/43	8/23 at 100.00	N/R	2,472,000
2,395	5.750%, 8/01/47	8/23 at 100.00	N/R	1,437,000

	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck Community Charter School, Series 2017A:
1,020	5.000%, 9/01/37, 144A	9/27 at 100.00	BB	1,006,240
2,325	5.125%, 9/01/52, 144A	9/27 at 100.00	BB	2,239,463

	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014:
1,075	5.000%, 1/01/34	1/24 at 100.00	N/R	1,099,134
1,675	5.250%, 1/01/44	1/24 at 100.00	N/R	1,720,778

2,500	New Jersey Economic Development Authority, Lease Revenue Bonds, Series 2018A, 5.000%, 6/15/47 (UB) (6)	12/27 at 100.00	BBB+	2,672,250

6,000	New Jersey Economic Development Authority, Lease Revenue Bonds, Series 2018C, 5.000%, 6/15/47 (UB) (6)	12/27 at 100.00	BBB+	6,413,400

7,470	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government Buildings-Health Department & Taxation Division Office Project, Series 2018A., 5.000%, 6/15/47	12/27 at 100.00	BBB+	7,984,683

5,635	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government Buildings-Juvenile Justice Commission Facilities Project, Series 2018C., 5.000%, 6/15/42	12/27 at 100.00	BBB+	6,037,170

5,230	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government Buildings-Juvenile Justice Commission Facilities Project, Series 2018C, 5.000%, 6/15/36	12/27 at 100.00	BBB+	5,638,045

3,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2015WW, 5.250%, 6/15/33	6/25 at 100.00	BBB+	3,253,890

8,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2017, 5.000%, 6/15/42 (UB) (6)	6/27 at 100.00	BBB+	8,546,720

15,730	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2015WW, 5.250%, 6/15/40 (UB) (6)	6/25 at 100.00	BBB+	16,877,347

15,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2016AAA, 5.000%, 6/15/41 (UB) (6)	12/26 at 100.00	BBB+	15,990,000

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Economic Development Authority, School Revenue Bonds, Leap Academy University Charter School Inc. Project; Series 2014A:
$850	6.000%, 10/01/34, 144A	10/24 at 100.00	BB–	$869,686
2,255	6.200%, 10/01/44, 144A	10/24 at 100.00	BB–	2,295,906

22,150	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Refunding Series 2012, 5.750%, 9/15/27 (Alternative Minimum Tax)	9/22 at 100.00	BB–	24,581,627

795	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (Alternative Minimum Tax)	6/18 at 100.00	BB–	797,401

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B:
3,000	5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	3,383,250
7,625	5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	8,599,094

5,580	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2003, 5.500%, 6/01/33 (Alternative Minimum Tax)	6/23 at 101.00	BB–	6,213,218

1,500	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.875%, 6/01/42 (Pre-refunded 6/01/20)	6/20 at 100.00	Aaa (7)	1,631,625

2,400	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (7)	2,556,696

	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 2016-XG0047:
1,250	14.654%, 7/01/38 – AGC Insured, 144A (IF) (6)	7/19 at 100.00	AA–	1,469,550
5,000	14.654%, 7/01/38 – AGC Insured, 144A (IF) (6)	7/19 at 100.00	AA–	5,878,200
1,815	14.637%, 7/01/38 – AGC Insured, 144A (IF) (6)	7/19 at 100.00	AA–	2,133,333

1,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35	7/21 at 100.00	BB+	1,076,270

26,290	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	26,492,696

46,800	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Refunding Series 2016, 4.000%, 7/01/48	7/26 at 100.00	BBB–	45,437,184

2,500	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	A	2,723,025

2,540	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2015-XF0151, 7.416%, 12/01/24 , 144A (Alternative Minimum Tax) (IF) (6)	12/23 at 100.00	AA	2,743,530

17,395	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax) (UB)	6/18 at 100.00	AA	17,478,669

1,535	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2016-XG0032, 17.512%, 6/01/30 – AGC Insured, 144A (Alternative Minimum Tax) (IF)	6/18 at 100.00	AA	1,564,380

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A:
12,170	0.000%, 12/15/28	No Opt. Call	BBB+	7,647,141
2,310	0.000%, 12/15/34	No Opt. Call	BBB+	1,068,583

10,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/31 – FGIC Insured	No Opt. Call	BBB+	5,516,000

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007, Series 2016A-1:
$23,120	5.000%, 6/15/30 (UB) (6)	6/26 at 100.00	Baa1	$25,433,850
40,000	0.000%, 12/15/36 – AMBAC Insured (UB) (6)	No Opt. Call	BBB+	16,902,400

7,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2008A., 0.000%, 12/15/38 – BAM Insured	No Opt. Call	AA	3,077,475

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Subordinate Series 2017B:
7,000	5.000%, 1/01/42 (Alternative Minimum Tax)	1/28 at 100.00	Baa1	7,565,740
18,150	5.000%, 1/01/48 (Alternative Minimum Tax)	1/28 at 100.00	Baa1	19,525,770

91,505	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34 (Pre-refunded 4/26/18)	4/18 at 100.00	B3 (7)	91,503,170
483,230	Total New Jersey			458,337,080

	New Mexico – 0.3%

1,300	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Valencia Retirement Apartments Project, Series 2001A, 5.450%, 6/01/34 – AMBAC Insured (Alternative Minimum Tax)	6/18 at 100.00	N/R	1,300,559

1,290	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	1,377,552

650	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2015, 5.750%, 10/01/44	10/25 at 100.00	N/R	650,780

4,500	Mariposa East Public Improvement District, New Mexico, Revenue Bonds, Capital Appreciation Taxable Series 2015D, 0.000%, 9/01/32 (5)	9/18 at 50.09	N/R	675,000

755	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015A, 5.900%, 9/01/32	9/25 at 100.00	N/R	757,227

3,325	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015B, 5.900%, 9/01/32	9/25 at 100.00	N/R	3,327,062

5,175	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015C, 5.900%, 9/01/32	9/25 at 100.00	N/R	4,965,878

2,000	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	2,078,640

5,245	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland Carter Lifestyle Group, Series 2013, 5.000%, 7/01/42	7/22 at 100.00	BBB	5,478,822

	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008:
1,190	7.625%, 10/01/23	10/18 at 100.00	N/R	1,160,524
3,400	7.750%, 10/01/38	10/18 at 100.00	N/R	3,203,208

4,880	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 7.250%, 10/01/43	10/24 at 100.00	N/R	5,022,008

19,855	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2015, 6.000%, 5/01/40, 144A	5/20 at 103.00	N/R	20,174,467
53,565	Total New Mexico			50,171,727

	New York – 6.8%

6,575	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42	1/27 at 100.00	BBB–	7,314,885

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
$19,430	0.000%, 7/15/32	No Opt. Call	BBB–	$11,397,055
15,765	0.000%, 7/15/33	No Opt. Call	BBB–	8,828,400
3,470	0.000%, 7/15/35	No Opt. Call	BBB–	1,779,971
10,000	0.000%, 7/15/45	No Opt. Call	BBB–	3,295,700

1,750	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (7)	1,893,693

1,000	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Charter School for Applied Technologies, Series 2017A, 5.000%, 6/01/35	6/24 at 103.00	BBB–	1,063,390

	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:
200	5.000%, 11/01/39	11/24 at 100.00	BB	203,466
7,700	5.500%, 11/01/44	11/24 at 100.00	BB	8,027,096

	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014:
670	4.500%, 1/01/25, 144A (Alternative Minimum Tax)	No Opt. Call	N/R	735,218
2,665	5.000%, 1/01/35, 144A (Alternative Minimum Tax)	1/25 at 100.00	N/R	2,866,687

100,140	Build NYC Resource Corporation, Revenue Bonds, Albert Einstein College of Medicine, Inc., Series 2015, 5.500%, 9/01/45, 144A	9/25 at 100.00	N/R	108,951,319

1,500	Build NYC Resource Corporation, Revenue Bonds, Metropolitan Lighthouse Charter School, Series 2017A., 5.000%, 6/01/52, 144A	6/25 at 102.00	Ba1	1,561,425

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A:
905	5.000%, 5/01/38	5/23 at 100.00	BBB–	964,594
2,500	4.250%, 5/01/42	5/23 at 100.00	BBB–	2,537,575

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Touro College and University System, Series 2014A:
1,930	5.500%, 1/01/39	7/24 at 100.00	BBB–	2,148,148
3,065	5.500%, 1/01/44	7/24 at 100.00	BBB–	3,404,173

	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
1,650	6.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3 (7)	1,702,355
3,000	6.250%, 12/01/37 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3 (7)	3,091,290

8,000	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2017 – 1, 4.000%, 7/01/47 (UB) (6)	7/27 at 100.00	AA–	8,300,400

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015:
1,300	5.000%, 12/01/40, 144A	6/25 at 100.00	BBB–	1,395,251
3,900	5.000%, 12/01/45, 144A	6/25 at 100.00	BBB–	4,173,156

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
1,000	5.000%, 12/01/35, 144A	6/27 at 100.00	BBB–	1,088,830
1,000	5.000%, 12/01/37, 144A	6/27 at 100.00	BBB–	1,084,000

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A:
$5,000	5.500%, 12/01/36, 144A	12/26 at 100.00	BB–	$5,033,850
5,000	5.500%, 12/01/46, 144A	12/26 at 100.00	BB–	4,838,650

3,750	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2014C, 5.000%, 3/15/44 (UB) (6)	3/24 at 100.00	Aa1	4,205,775

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 2015-XF1030:
1,890	16.075%, 3/15/35, 144A (IF) (6)	3/24 at 100.00	Aa1	3,092,531
1,000	16.076%, 3/15/36, 144A (IF) (6)	3/24 at 100.00	Aa1	1,633,360
2,990	16.071%, 3/15/39, 144A (IF) (6)	3/24 at 100.00	Aa1	4,839,435
4,000	16.089%, 3/15/44, 144A (IF) (6)	3/24 at 100.00	Aa1	6,430,800

	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016:
6,410	4.000%, 7/01/34 (UB) (6)	7/26 at 100.00	A–	6,717,167
30,265	4.000%, 7/01/41 (UB) (6)	7/26 at 100.00	A–	31,098,801
10,455	5.000%, 7/01/46 (UB) (6)	7/26 at 100.00	A–	11,592,817

15,000	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38	6/18 at 100.00	BB+	15,002,100

23,500	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016B, 0.000%, 1/01/45	No Opt. Call	N/R	6,369,675

40,500	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)	1/34 at 100.00	N/R	33,593,535

5,560	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Current Interest Series 2016A, 5.000%, 1/01/56	1/27 at 100.00	N/R	5,787,348

5,000	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2013A, 7.650%, 2/01/44	2/21 at 100.00	N/R	5,339,450

9,600	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2017A, 6.240%, 2/01/47	2/27 at 100.00	N/R	9,485,088

	Jefferson County Civic Facility Development Corporation, New York, Revenue Bonds, Samaritan Medical Center Project, Series 2017A:
12,000	4.000%, 11/01/42	11/27 at 100.00	BBB–	11,888,400
8,830	4.000%, 11/01/47	11/27 at 100.00	BBB–	8,561,391

16,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund, Climate Bond Certified, Green Bonds, Series 2017B-1, 4.000%, 11/15/52 (UB)	11/27 at 100.00	AA	16,555,360

	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Bonds, Series 2017C-1:
7,500	4.000%, 11/15/37 (UB) (6)	5/28 at 100.00	A+	7,797,450
5,000	4.000%, 11/15/38 (UB) (6)	5/28 at 100.00	A+	5,181,050

4,655	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Tender Option Bond Trust 2015-XF1004, 12.911%, 11/15/41, 144A (IF) (6)	11/22 at 100.00	A+	6,792,250

9,430	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	5/18 at 100.00	B–	9,341,830

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
2,425	5.625%, 10/01/18 (5)	No Opt. Call	N/R	751,750
12,570	5.750%, 10/01/27 (5)	6/18 at 100.00	N/R	3,896,700
33,760	5.750%, 10/01/37 (5)	6/18 at 100.00	N/R	10,465,600
61,500	5.875%, 10/01/46 (5)	10/37 at 100.00	N/R	19,065,000

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$3,535	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 4.750%, 1/01/42 – AMBAC Insured	6/18 at 100.00	Baa3	$3,537,121

3,275	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	A3	3,428,434

3,000	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006, 5.000%, 3/01/46 – FGIC Insured	6/18 at 100.00	BBB	3,015,450

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Tender Option Bond Trust 2015-XF1011:
2,155	16.318%, 6/15/44, 144A (IF) (6)	6/21 at 100.00	AA+	3,025,211
3,700	16.338%, 6/15/46, 144A (IF) (6)	6/23 at 100.00	AA+	5,608,941

2,245	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 2015-XF0128, 16.031%, 6/15/44, 144A (IF) (6)	6/21 at 100.00	AA+	3,149,578

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 2015-XF0129:
2,025	16.053%, 6/15/45, 144A (IF) (6)	6/22 at 100.00	AA+	2,987,888
1,320	16.080, 6/15/46, 144A (IF) (6)	6/21 at 100.00	AA+	2,001,028
2,000	16.080%, 6/15/46, 144A (IF) (6)	6/21 at 100.00	AA+	3,031,860
970	16.066%, 6/15/46, 144A (IF) (6)	6/23 at 100.00	AA+	1,469,938

375	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 2015-XF0097, 13.277%, 6/15/40, 144A (IF)	6/19 at 100.00	AA+	424,965

14,000	New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Series 2017DD, 5.000%, 6/15/47 (UB) (6)	12/26 at 100.00	AA+	15,979,740

10,000	New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Series 2012FF, 5.000%, 6/15/45 (UB) (6)	6/22 at 100.00	AA+	10,952,900

	New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Tender Option Bond Trust 2015-XF1022:
1,970	16.305%, 6/15/43, 144A (IF) (6)	6/21 at 100.00	AA+	2,773,366
1,000	16.298%, 6/15/44, 144A (IF) (6)	6/21 at 100.00	AA+	1,404,380
400	16.298%, 6/15/45, 144A (IF) (6)	6/22 at 100.00	AA+	590,576
2,265	16.294%, 6/15/45, 144A (IF) (6)	6/22 at 100.00	AA+	3,343,887
1,600	16.298%, 6/15/47, 144A (IF) (6)	6/23 at 100.00	AA+	2,421,424

	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Series 2015S-2:
2,500	5.000%, 7/15/40 (UB)	7/25 at 100.00	AA	2,816,125
5,000	5.000%, 7/15/41 (UB)	7/25 at 100.00	AA	5,621,850

10,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1, 5.000%, 7/15/43 (UB)	1/26 at 100.00	AA	11,282,400

1,030	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2015, Tender Option Bond Trust 3399, 16.194%, 8/01/34, 144A (IF) (6)	No Opt. Call	Aa1	1,723,509

8,500	New York City, New York, General Obligation Bonds, Fiscal 2018, Series 2017B-1, 4.000%, 10/01/41 (UB) (6)	10/27 at 100.00	AA	8,833,795

23,390	New York Convention Center Development Corporation, New York, Revenue Bonds, Hotel Unit Fee Secured, Senior Lien Series 2016A, 0.000%, 11/15/49	No Opt. Call	Aa3	6,604,400

4,000	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A-1, 5.750%, 6/01/43	No Opt. Call	BBB	4,415,960

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Tender Option Bond Trust 2015-XF1027:
$2,500	12.796%, 11/15/44, 144A (IF) (6)	11/21 at 100.00	A	$3,348,275
3,750	12.796%, 11/15/44, 144A (IF) (6)	11/21 at 100.00	A	5,022,413

	New York Liberty Development Corporation, Liberty Revenue Bonds, Secured by Port Authority Consolidated Bonds, Tender Option Bonds Trust 2016-XG0062:
2,170	16.304%, 12/15/41, 144A (IF) (6)	12/21 at 100.00	AA–	3,151,079
3,750	13.470%, 12/15/41, 144A (IF) (6)	12/21 at 100.00	AA–	5,105,700
2,000	13.470%, 12/15/41, 144A (IF) (6)	12/21 at 100.00	AA–	2,723,040

119,560	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	126,945,221

	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014:
29,000	5.150%, 11/15/34, 144A	11/24 at 100.00	N/R	31,813,000
49,835	5.375%, 11/15/40, 144A	11/24 at 100.00	N/R	54,722,817

109,500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 3 Series 2014, 7.250%, 11/15/44, 144A	11/24 at 100.00	N/R	131,058,360

5,580	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	BBB+	7,175,043

	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Tender Option Bond Trust 2016-XG0018:
1,875	14.135%, 1/15/44, 144A (IF) (6)	1/20 at 100.00	AA	2,253,638
1,000	14.135%, 1/15/44, 144A (IF) (6)	1/20 at 100.00	AA	1,201,940

2,530	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 2015-XF1014, 16.084%, 3/15/43, 144A (IF) (6)	3/23 at 100.00	Aa1	3,844,284

4,990	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal Project, Series 2016A, 5.000%, 7/01/46- AGM Insured (Alternative Minimum Tax) (UB) (6)	7/24 at 100.00	A2	5,426,775

10,000	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport, Series 2016A, 4.000%, 7/01/46 – AGM Insured (Alternative Minimum Tax) (UB) (6)	7/24 at 100.00	A2	10,249,600

3,165	Ogdensburg Bridge and Port Authority, New York, Revenue Bonds, Series 2017, 5.750%, 7/01/47, 144A (Alternative Minimum Tax)	7/27 at 100.00	N/R	3,062,549

1,500	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2015, 5.000%, 7/01/45	7/25 at 100.00	Baa2	1,632,780

1,720	Otsego County Capital Resource Corporation, New York, Revenue Bonds, Hartwick College Project, Series 2015A, 5.000%, 10/01/45	10/25 at 100.00	Ba1	1,687,234

16,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2008, 5.250%, 11/01/35 (Alternative Minimum Tax) (UB) (6)	5/18 at 98.86	AA–	16,044,480

1,665	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2009, Trust 2977, 11.075%, 11/01/35 (Pre-refunded 5/01/18), 144A (Alternative Minimum Tax) (IF) (6)	5/18 at 99.12	AA– (7)	1,678,919

6,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Series 2017, 5.000%, 4/15/57 (UB) (6)	4/27 at 100.00	AA–	6,791,100

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Series 2016:
7,400	5.000%, 10/01/35 (Alternative Minimum Tax) (UB)	10/26 at 100.00	AA–	8,372,138
11,720	5.000%, 4/01/36 (Alternative Minimum Tax) (UB)	No Opt. Call	AA–	13,231,763

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$60	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	7/18 at 100.00	N/R	$60,023

	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2017A:
1,810	5.000%, 11/15/42 (UB) (6)	5/27 at 100.00	AA–	2,085,898
7,550	5.000%, 11/15/47 (UB) (6)	5/27 at 100.00	AA–	8,655,547

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
2,310	5.000%, 6/01/45	6/27 at 100.00	B+	2,318,270
71,815	5.000%, 6/01/48	6/27 at 100.00	N/R	71,884,661

374	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2014A, 5.000%, 11/01/44	5/24 at 101.00	BBB	400,630

1,735	Westchester County Local Development Corporation, New York, Revenue Bonds, Pace University, Series 2014A, 5.000%, 5/01/34	5/24 at 100.00	BBB–	1,879,283

960	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	7/18 at 100.00	BB–	960,605
1,136,784	Total New York			1,088,397,031

	North Carolina – 0.1%

1,565	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Tender Option Bond Trust 2016-XF2222, 14.489%, 1/15/42, 144A (IF)	1/21 at 100.00	AA–	2,071,231

1,387	Hillsborough, North Carolina, Special Assessment Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	1,432,022

1,600	Mooresville, North Carolina, Special Assessment Revenue Bonds, Series 2015, 5.375%, 3/01/40, 144A	3/25 at 100.00	N/R	1,586,688

1,000	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 6.125%, 6/01/35 (Pre-refunded 6/01/18)	6/18 at 100.00	BBB+ (7)	1,007,470

2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Tender Option Bond Trust 2015-XF0147, 16.291%, 6/01/42, 144A (IF)	No Opt. Call	AA	2,923,880

2,720	North Carolina Medical Care Commission, Revenue Bonds, First Mortgage Galloway Ridge Project, Refunding Series 2014A, 5.250%, 1/01/41	1/24 at 100.00	N/R	2,836,035
10,272	Total North Carolina			11,857,326

	North Dakota – 0.1%

3,300	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36	12/26 at 100.00	N/R	3,315,906

6,370	North Dakota Public Financing Authority, Capital Financing Program Revenue Bonds, Series 2015C, 5.000%, 6/01/40 (UB)	6/25 at 100.00	A+	7,025,473

	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013:
3,070	6.250%, 9/01/23 (5)	No Opt. Call	N/R	1,228,000
14,230	7.750%, 9/01/38 (5)	9/23 at 100.00	N/R	5,692,000
26,970	Total North Dakota			17,261,379

	Ohio – 5.3%

2,500	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Tender Option Bond Trust 2015-XF2193, 13.421%, 5/01/42, 144A (IF) (6)	5/22 at 100.00	A2	3,266,025

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$402,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Capital Appreciation Turbo Term Series 2007B, 0.000%, 6/01/47	5/18 at 100.00	N/R	$26,913,900

490,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Second Subordinate Capital Appreciation Turbo Term Series 2007C, 0.000%, 6/01/52	5/18 at 100.00	N/R	14,602,000

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
4,500	5.375%, 6/01/24	5/18 at 100.00	Caa1	4,452,075
1,000	5.125%, 6/01/24	5/18 at 100.00	Caa1	980,290
108,130	5.875%, 6/01/30	5/18 at 100.00	Caa1	107,609,895
72,790	5.750%, 6/01/34	5/18 at 100.00	Caa1	71,516,175
34,585	6.000%, 6/01/42	5/18 at 100.00	B–	34,369,190
38,580	6.500%, 6/01/47	5/18 at 100.00	B–	38,821,511
115,400	5.875%, 6/01/47	5/18 at 100.00	B–	114,101,750

49,640	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	Caa1	49,886,711

	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C:
2,405	5.750%, 12/01/34	12/22 at 100.00	N/R	2,379,411
4,285	6.000%, 12/01/43	12/22 at 100.00	N/R	4,234,823

	Butler County Port Authority, Ohio, Revenue Bonds, StoryPoint Fairfield Project, Senior Series 2017A-1:
200	6.250%, 1/15/34, 144A	1/24 at 104.00	N/R	208,902
1,500	6.375%, 1/15/43	1/24 at 104.00	N/R	1,563,780
4,400	6.500%, 1/15/52, 144A	1/24 at 104.00	N/R	4,596,856

4,440	County of Greene, Ohio $6,260,000 Greene Town Center Improvement Revenue Bonds, Series 2009, 8.000%, 12/01/34	12/19 at 100.00	N/R	4,697,342

5,000	Franklin County, Ohio, Hospital Facilities Revenue Bonds, OhioHealth Corporation, Series 2015, 5.000%, 5/15/45 (UB)	5/25 at 100.00	Aa2	5,571,950

13,960	Hamilton County, Ohio, Healthcare Facilities Revenue Bonds, Christ Hospital Project, Series 2012, 5.000%, 6/01/42 (UB) (6)	6/22 at 100.00	A–	15,106,535

3,800	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Tender Option Bond Trust 2015-XF1005, 12.792%, 2/01/44, 144A (IF) (6)	2/24 at 100.00	A	4,999,774

	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
325	5.000%, 12/01/22	6/18 at 100.00	N/R	325,260
3,250	5.000%, 12/01/32	6/18 at 100.00	N/R	3,249,903

6,330	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2014A, 6.250%, 12/01/33	6/23 at 100.00	N/R	6,508,759

5,040	Lorain County Port Authority, Ohio, Tax Increment Revenue Bonds, North Ridgeville- Riddell Public Improvement Project, Series 2017, 5.750%, 12/01/41, 144A	12/26 at 100.00	N/R	5,042,974

2,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	2,686,250

	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2016-XF2311:
600	14.044%, 5/01/34 (Pre-refunded 5/01/19), 144A (IF) (6)	5/19 at 100.00	N/R (7)	683,352
1,145	14.044%, 5/01/34, 144A (IF) (6)	5/19 at 100.01	BBB+	1,304,063

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
$1,860	5.000%, 2/15/27	2/23 at 100.00	Ba2	$1,988,061
8,685	5.000%, 2/15/33	2/23 at 100.00	Ba2	9,199,152
21,060	5.000%, 2/15/44	2/23 at 100.00	Ba2	22,067,300
7,000	5.000%, 2/15/48	2/23 at 100.00	Ba2	7,322,210

46,630	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (5)	No Opt. Call	C	14,746,738

21,625	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/18 (5)	No Opt. Call	CCC+	19,078,873

17,690	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29 (Mandatory put 9/15/21) (5)	No Opt. Call	CCC+	15,488,656

4,735	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18) (5)	No Opt. Call	C	1,497,444

2,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (Mandatory put 7/01/18) (5)	No Opt. Call	C	632,500

13,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33 (Mandatory put 6/01/20) (5)	No Opt. Call	C	4,111,250

	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B:
5,270	3.625%, 12/01/33 (Mandatory put 6/01/20) (5)	No Opt. Call	C	1,666,638
3,875	3.125%, 1/01/34 (Mandatory put 7/01/18) (5)	No Opt. Call	C	1,225,469

1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20) (5)	No Opt. Call	C	316,250

5,450	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax) (5)	No Opt. Call	C	1,723,563

7,690	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory put 6/01/22) (5)	No Opt. Call	CCC+	6,732,903

10,440	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, AK Steel Holding Corporation, Refunding Series 2012A, 6.750%, 6/01/24 (Alternative Minimum Tax)	2/22 at 100.00	B–	10,811,142

	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017:
1,480	4.250%, 1/15/38, 144A (Alternative Minimum Tax)	1/28 at 100.00	N/R	1,486,986
17,750	4.500%, 1/15/48, 144A (Alternative Minimum Tax)	1/28 at 100.00	N/R	18,115,473

15,565	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1998, 5.650%, 3/01/33 (Alternative Minimum Tax)	6/18 at 100.00	Ba2	15,588,192

7,302	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.050%, 8/01/34 (Alternative Minimum Tax)	6/18 at 100.00	Ba2	7,314,632

205	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29	11/21 at 100.00	B	212,761

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$15,375	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21) (5)	No Opt. Call	C	$4,862,344

1,275	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19 (5)	No Opt. Call	C	403,219

37,230	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (Mandatory put 6/03/19) (5)	No Opt. Call	C	11,773,988

6,410	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20) (5)	No Opt. Call	C	2,027,163

3,500	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax) (5)	No Opt. Call	C	1,106,875

48,045	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory put 6/01/22) (5)	No Opt. Call	CCC+	42,065,319

5,670	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33 (Mandatory put 7/01/20) (5)	No Opt. Call	C	1,793,138

14,545	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory put 6/01/22) (5)	No Opt. Call	CCC+	12,734,729

10,090	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33 (Mandatory put 6/03/19) (5)	No Opt. Call	C	3,190,963

8,525	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation TIF Revenue Bonds, RBM Development – Phase 2A Project, Series 2016B, 5.000%, 12/01/46	12/26 at 100.00	N/R	8,578,026

	Seneca County, Ohio, Health Care Facilities Revenue Bonds, VOA Care Rehabilitation Centers, Inc., Series 2014A:
1,500	6.500%, 7/01/34	7/24 at 100.00	N/R	1,551,015
3,000	6.750%, 7/01/43	7/24 at 100.00	N/R	3,118,530
5,000	7.000%, 7/01/49	7/24 at 100.00	N/R	5,246,000

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,240	5.750%, 12/01/32	12/22 at 100.00	BB–	2,429,840
12,000	6.000%, 12/01/42	12/22 at 100.00	BB–	13,015,920

1,200	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Improvement Series 2015, 5.500%, 12/01/43	12/24 at 100.00	BB–	1,289,748

11,300	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	8/18 at 100.00	Ba2	11,316,950

	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, Storypoint Waterville Project, Series 2016A-1:
735	6.125%, 1/15/34, 144A	1/24 at 104.00	N/R	761,409
3,240	6.250%, 1/15/43, 144A	1/24 at 104.00	N/R	3,393,900
3,390	6.375%, 1/15/51, 144A	1/24 at 104.00	N/R	3,512,854

27,585	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	28,066,358

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A:
$11,750	6.100%, 7/01/18 (Alternative Minimum Tax) (5)	No Opt. Call	N/R	$118
18,400	6.350%, 7/01/27 (Alternative Minimum Tax) (5)	7/19 at 100.00	N/R	184

5,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007B, 7.250%, 7/01/27 (Alternative Minimum Tax) (5)	7/19 at 100.00	N/R	50
1,855,622	Total Ohio			853,244,289

	Oklahoma – 1.1%

8,200	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26, 144A	8/21 at 100.00	N/R	9,662,224

3,515	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B, 5.250%, 8/15/43 (WI/DD, Settling 4/04/18)	8/28 at 100.00	BB+	3,906,676

	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B.:
10,890	5.250%, 8/15/48 (WI/DD, Settling 4/04/18)	8/28 at 100.00	BB+	12,064,378
14,715	5.500%, 8/15/52 (WI/DD, Settling 4/04/18)	8/28 at 100.00	BB+	16,439,451
31,115	5.500%, 8/15/57 (WI/DD, Settling 4/04/18)	8/28 at 100.00	BB+	34,539,206

	Oklahoma Development Finance Authority, Revenue Bonds, Provident Oklahoma Education Resources Inc.- Cross Village Student Housing Project, Series 2017:
1,500	5.000%, 8/01/52	8/27 at 100.00	BBB–	1,598,895
14,000	5.250%, 8/01/57	8/27 at 100.00	BBB–	15,079,260

	Payne County Economic Development Authority, Oklahoma, Revenue Bonds, Epworth Living at the Ranch, Series 2016A:
4,250	6.875%, 11/01/46 (5), (9)	11/26 at 100.00	N/R	1,862,903
6,235	7.000%, 11/01/51 (5), (9)	11/26 at 100.00	N/R	2,732,988

	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc. Project, Refunding Series 2017:
1,000	5.250%, 11/15/37	11/25 at 102.00	BBB–	1,107,280
5,830	5.250%, 11/15/45	11/25 at 102.00	BBB–	6,418,772

	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc. Project, Series 2010A:
7,510	7.250%, 11/01/40 (Pre-refunded 5/01/20)	5/20 at 100.00	N/R (7)	8,321,380
10,760	7.250%, 11/01/45 (Pre-refunded 5/01/20)	5/20 at 100.00	N/R (7)	11,922,510

31,500	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2000B, 5.500%, 6/01/35 (Alternative Minimum Tax)	6/23 at 100.00	N/R	33,910,065

5,350	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2001A, 5.500%, 12/01/35 (Alternative Minimum Tax)	6/23 at 100.00	N/R	5,759,329

10,705	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2001B, 5.500%, 12/01/35 (Alternative Minimum Tax)	6/23 at 100.00	N/R	11,523,933
167,075	Total Oklahoma			176,849,250

	Oregon – 0.2%

	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Cascade Healthcare Community, Inc., Refunding Series 2008:
900	8.000%, 1/01/28 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (7)	941,319
2,670	8.250%, 1/01/38 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (7)	2,797,493

1,600	Oregon Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.375%, 9/01/40, 144A (Pre-refunded 9/01/20)	9/20 at 100.00	N/R (7)	1,769,920

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon (continued)

$9,900	Oregon Facilities Authority, Revenue Bonds, Providence Health and Services, Series 2015C, 5.000%, 10/01/45 (UB) (6)	10/25 at 100.00	AA–	$11,044,143

	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2015A:
550	5.500%, 6/15/35, 144A	6/25 at 100.00	N/R	563,409
1,650	5.750%, 6/15/46, 144A	6/25 at 100.00	N/R	1,698,791

3,625	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2016A, 5.250%, 6/15/51	6/25 at 100.00	N/R	3,568,704

1,940	Oregon Facilities Authority, Revenue Bonds, Trillium Charter School Project, Refunding Series 2007A, 7.000%, 11/01/37	11/19 at 100.00	N/R	1,966,636

	Oregon Health, Housing, Educational and Cultural Facilities Authority, Revenue Bonds, Oregon Coast Aquarium Project, Series 2005A:
445	4.850%, 10/01/20	6/18 at 100.00	N/R	445,040
130	5.000%, 10/01/21	7/18 at 100.00	N/R	129,678
730	5.350%, 10/01/31	6/18 at 100.00	N/R	698,486

8,270	Oregon State Solid Waste Disposal Facilities Economic Development Revenue Bonds, USG Corporation Project, Series 192 of 1999, 6.400%, 12/01/29 (Alternative Minimum Tax)	6/18 at 100.00	Ba2	8,288,277

3,125	Polk County Hospital Facility Authority, Oregon, Revenue Bonds, Dallas Retirement Village Project, Series 2015A, 5.375%, 7/01/45	7/25 at 100.00	N/R	3,288,281

2,480	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	6/18 at 100.00	N/R	2,479,876
38,015	Total Oregon			39,680,053

	Pennsylvania – 2.7%

	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
13,355	6.750%, 11/01/24	11/19 at 100.00	B	13,735,217
12,225	6.875%, 5/01/30	11/19 at 100.00	B	12,499,085

7,620	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.550%, 12/01/27	12/21 at 100.00	B	7,927,391

12,655	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	B	12,788,763

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011:
1,250	6.750%, 11/01/31	11/21 at 100.00	BBB	1,388,563
2,500	7.000%, 11/01/40	11/21 at 100.00	BBB	2,784,625

1,900	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 6.000%, 10/15/38 (Pre-refunded 10/15/18)	10/18 at 100.00	Baa3 (7)	1,944,308

2,905	Allegheny County Industrial Development Authority, Pennsylvania, , Charter School Revenue Bonds, Propel Charter School-Sunrise, Series 2013, 6.000%, 7/15/38	7/23 at 100.00	BB+	3,036,800

	Allentown Commercial and Industrial Development Authority, Revenue Bonds, Executive Education Academy Charter School, Series 2017:
2,400	6.000%, 7/01/37, 144A	7/24 at 100.00	N/R	2,372,760
11,015	6.250%, 7/01/47, 144A	7/24 at 100.00	N/R	10,911,459

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017:
$2,425	5.000%, 5/01/32, 144A	5/27 at 100.00	Ba1	$2,661,413
20,330	5.000%, 5/01/42, 144A	5/27 at 100.00	Ba1	21,609,570

28,460	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (Mandatory put 7/01/21) (5)	No Opt. Call	C	9,000,475

14,455	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory put 4/01/21) (5)	No Opt. Call	CCC+	12,658,966

	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A:
4,025	4.375%, 1/01/35 (Mandatory put 7/01/22) (5)	No Opt. Call	CCC+	3,523,968
35,005	3.500%, 4/01/41 (Mandatory put 6/01/20) (5)	No Opt. Call	C	11,070,331

25,315	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20) (5)	No Opt. Call	C	8,005,869

1,770	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (5)	No Opt. Call	C	575,250

17,965	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/47 (UB)	11/27 at 100.00	A3	19,818,269

2,110	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Tender Option Bonds 3374, 15.902%, 11/01/44, 144A (IF) (6)	5/22 at 100.00	A3	2,812,335

1,250	Bucks County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, U.S. Steel Corporation, Refunding Series 2011, 6.750%, 6/01/26	12/21 at 100.00	B	1,315,850

	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2015A:
705	5.000%, 12/01/30	12/25 at 100.00	N/R	735,012
680	5.000%, 12/01/35	12/25 at 100.00	N/R	699,564
1,400	5.250%, 12/01/45	12/25 at 100.00	N/R	1,454,446

9,750	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Chater School Project, Series 2012A, 5.375%, 10/15/42	10/22 at 100.00	BB+	10,229,408

6,000	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Chater School Project, Series 2017A, 5.250%, 10/15/47	4/27 at 100.00	BB+	6,138,480

	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Renaissance Academy Charter School Project, Series 2014:
1,600	5.000%, 10/01/39	10/24 at 100.00	BBB–	1,689,776
785	5.000%, 10/01/44	10/24 at 100.00	BBB–	823,096

1,595	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion University Foundation Inc. Student Housing Project at Clarion University, Series 2014A, 5.000%, 7/01/45	7/24 at 100.00	Baa3	1,630,919

1,000	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc. – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/39	7/24 at 100.00	BBB–	1,059,250

3,700	Lehigh County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, West Hills Business Center Project, Series 2014, 6.500%, 7/01/32	7/23 at 100.00	N/R	3,945,865

6,483	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33, 144A	7/24 at 100.00	N/R	6,605,269

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$1,440	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 2017-XF2454, 14.978%, 8/01/30, 144A (IF) (6)	8/20 at 100.00	N/R	$1,908,590

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	BB+	1,064,390

	Mount Lebanon School District, Allegheny County, Pennsylvania, General Obligation Bonds, Tender Option Bonds Trust 2016-XG0063:
945	13.542%, 2/15/31, 144A (IF) (6)	8/23 at 100.00	Aa1	1,407,436
1,340	13.561%, 2/15/32, 144A (IF) (6)	8/23 at 100.00	Aa1	1,988,279
1,410	13.552%, 2/15/33, 144A (IF) (6)	8/23 at 100.00	Aa1	2,082,584
1,480	13.572%, 2/15/34, 144A (IF) (6)	8/23 at 100.00	Aa1	2,180,928

1,071	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23 (cash 5.000%, PIK 5.000%) (5)	6/18 at 100.00	N/R	321,406

164	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23 (cash 5.000%, PIK 5.000%) (21)	6/18 at 100.00	N/R	49,217

5,295	Northampton County Industrial Development Authority, Pennsylvania, Tax Increment Financing Revenue Bonds, Route 33 Project, Series 2013, 7.000%, 7/01/32	7/23 at 100.00	N/R	6,087,979

16,605	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 3.750%, 12/01/40 (Mandatory put 7/01/20) (5)	No Opt. Call	C	5,251,331

4,005	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2006A, 2.550%, 11/01/41 (Mandatory put 12/03/18) (5)	12/18 at 100.00	C	1,266,581

56,920	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	B+	58,228,022

8,850	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009B, 5.000%, 12/01/38 (Mandatory put 9/01/20)	No Opt. Call	B+	8,919,473

1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	Baa3	1,056,710

49,050	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	6/18 at 100.00	Ba2	49,139,762

2,070	Pennsylvania Economic Development Financing Authority, Special Facilities Revenue Bonds, US Airways Group Inc. Project, Series 2010B, 8.000%, 5/01/29	5/20 at 100.00	B1	2,269,217

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Tender Option Bond Trust 2015-XF2189:
1,205	16.883%, 8/15/41, 144A (IF) (6)	8/21 at 100.00	AA–	1,833,311
750	16.379%, 8/15/41, 144A (IF) (6)	8/21 at 100.00	AA–	1,128,840

4,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 6.375%, 12/01/38	12/27 at 100.00	A–	4,943,000

	Philadelphia Authority for Industrial Development Senior Living Facilities, Pennsylvania, Revenue Bonds, Wesley Enhanced Living Obligated Group, Series 2017A:
1,445	5.000%, 7/01/37	7/27 at 100.00	BB	1,540,702
1,575	5.000%, 7/01/42	7/27 at 100.00	BB	1,671,847
3,605	5.000%, 7/01/49	7/27 at 100.00	BB	3,806,844

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$957	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	6/18 at 100.00	Baa3	$957,919

3,091	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36 (5)	6/18 at 100.00	N/R	30,912

2,050	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva Esperanza, Inc. – Esperanza Academy Charter School, Series 2013, 8.000%, 1/01/33	1/23 at 100.00	N/R	2,287,431

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006:
1,215	6.050%, 5/01/23	6/18 at 100.00	N/R	1,164,298
985	6.250%, 5/01/33	6/18 at 100.00	N/R	865,973

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Southwest Leadership Academy, Series 2017:
345	6.470%, 11/01/37	11/27 at 100.00	N/R	337,493
4,785	6.600%, 11/01/47	11/27 at 100.00	N/R	4,663,413

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Tacony Academy Charter School, Series of 2014:
1,000	6.875%, 6/15/33	6/23 at 100.00	BB+	1,100,670
6,070	7.375%, 6/15/43	6/23 at 100.00	BB+	6,784,136

3,380	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, University of the Arts, Series 2017., 5.000%, 3/15/45, 144A	3/28 at 100.00	BB+	3,235,302

	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A:
1,000	5.625%, 7/01/36	7/22 at 100.00	Ba1	1,094,640
37,555	5.625%, 7/01/42	7/22 at 100.00	Ba1	40,891,386

3,100	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016, 5.000%, 11/15/32	5/24 at 100.00	BB+	3,257,976

6,620	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A, 5.000%, 11/15/28	5/24 at 100.00	BB+	6,738,233
492,011	Total Pennsylvania			429,008,583

	Rhode Island – 0.2%

6,050	Rhode Island Health & Educational Building Corporation, Health Facilities Revenue Bonds, Tockwotton Home, Series 2011, 8.375%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	Aaa (7)	7,094,230

	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A:
2,370	5.500%, 9/01/28 (Pre-refunded 9/01/23)	9/23 at 100.00	BB– (7)	2,768,207
2,500	6.000%, 9/01/33 (Pre-refunded 9/01/23)	9/23 at 100.00	BB– (7)	2,983,500

1,550	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Pre-refunded 5/15/18) (Alternative Minimum Tax)	5/18 at 100.00	A (7)	1,555,735

237,800	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	6/18 at 100.00	CCC+	24,621,812
250,270	Total Rhode Island			39,023,484

	South Carolina – 1.1%

	Greenville Hospital System Board of Trustees, South Carolina, Hospital Revenue Bonds, Tender Option Bond Trust 2015-XF-0145:
510	16.305%, 5/01/33, 144A (IF)	No Opt. Call	A+	789,159
500	16.417%, 5/01/34, 144A (IF)	No Opt. Call	A+	771,455
1,000	16.417%, 5/01/39, 144A (IF)	No Opt. Call	A+	1,496,290

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

$5,229	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (5)	6/18 at 100.00	N/R	$1,098,090

14,058	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/18 (5)	No Opt. Call	N/R	2,952,180

70	South Carolina Jobs Economic Development Authority, Economic Development Revenue Bonds, Midland Valley Preparatory School Project, Taxable Series 2014B, 8.000%, 11/15/19, 144A	No Opt. Call	N/R	69,651

2,000	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Midland Valley Preparatory School Project, Series 2014, 7.750%, 11/15/45, 144A	11/24 at 100.00	N/R	2,196,640

3,000	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Palmetto Scholars Academy Project, Series 2015A, 5.250%, 8/15/46, 144A	2/25 at 100.00	BB	2,995,410

	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, York Preparatory Academy Project, Series 2014A:
1,370	7.000%, 11/01/33	11/24 at 100.00	N/R	1,457,214
11,515	7.250%, 11/01/45	11/24 at 100.00	N/R	12,306,426

	South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds, Lutheran Homes of South Carolina Inc., Series 2013:
750	5.000%, 5/01/43	5/23 at 100.00	N/R	770,940
1,255	5.125%, 5/01/48	5/23 at 100.00	N/R	1,294,231

15,055	South Carolina Jobs-Economic Development Authority, Solid Waste Recycling Facilities Revenue Bonds, VIVA Recycling of South Carolina, LLC Project, Series 2012, 8.125%, 1/01/28 (Alternative Minimum Tax) (5)	1/22 at 100.00	N/R	3,763,750

1,700	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Series 2012D, 5.000%, 12/01/43 (UB) (6)	12/23 at 100.00	A+	1,788,451

10,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Series 2014C, 5.000%, 12/01/46 (UB) (6)	12/24 at 100.00	A+	10,724,200

6,780	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Series 2016B, 5.000%, 12/01/48 (UB) (6)	12/26 at 100.00	A+	7,396,234

2,185	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Series 2013E, 5.000%, 12/01/49 (UB) (6)	12/23 at 100.00	A+	2,319,596

2,575	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Series 2014A, 5.000%, 12/01/49 (UB) (6)	12/23 at 100.00	A+	2,744,641

18,650	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Series 2015A, 5.000%, 12/01/50 (UB) (6)	6/25 at 100.00	A+	20,040,731

68,695	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54 (UB) (6)	6/24 at 100.00	A+	75,766,464

4,970	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Series 2015E, 5.250%, 12/01/55 (UB) (6)	12/23 at 100.00	A+	5,448,312

7,770	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Series 2016B, 5.000%, 12/01/56 (UB) (6)	12/23 at 100.00	A+	8,410,481

410	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2015E, 5.250%, 12/01/55	12/25 at 100.00	A+	449,458

	Walnut Creek Improvement District, Lancaster County, South Carolina, Assessment Revenue Bonds, Series 2016A-1:
1,280	5.000%, 12/01/31	12/23 at 100.00	N/R	1,332,352
1,500	5.000%, 12/01/37	12/23 at 100.00	N/R	1,542,315
182,827	Total South Carolina			169,924,671

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Dakota – 0.1%

$6,400	Lower Brule Sioux Tribe, South Dakota, Tribal Purpose Refunding Bonds, Series 2014C, 6.000%, 3/01/32, 144A	3/24 at 100.00	N/R	$6,229,184

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Tender Option Bond Trust 2016-XG0096:
1,250	14.457%, 11/01/40, 144A (IF) (6)	11/19 at 100.00	A+	1,493,238
250	14.457%, 11/01/40, 144A (IF) (6)	11/19 at 100.00	A+	298,648
2,905	14.452%, 11/01/40, 144A (IF) (6)	11/19 at 100.00	A+	3,470,052
10,805	Total South Dakota			11,491,122

	Tennessee – 1.7%

2,000	Blount County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Asbury, Inc., Series 2016A, 5.000%, 1/01/47	1/25 at 102.00	N/R	2,083,240

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Tender Option Bond 2015-XF1023:
2,545	13.517%, 1/01/40, 144A (IF) (6)	1/23 at 100.00	BBB+	3,316,619
2,500	13.523%, 1/01/45, 144A (IF) (6)	1/23 at 100.00	BBB+	3,217,675
865	13.426%, 1/01/45, 144A (IF) (6)	1/23 at 100.00	BBB+	1,112,961

2,000	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	BBB+	2,109,640

	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds, Provision Center for Proton Therapy Project, Series 2014:
3,130	5.250%, 5/01/25, 144A	11/24 at 100.00	N/R	3,091,345
54,230	6.000%, 5/01/34, 144A	11/24 at 100.00	N/R	51,360,691

4,485	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Serenity Towers Apartments, Series 2014A, 5.875%, 3/01/44	3/24 at 100.00	BB	4,251,018

	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A:
3,030	5.500%, 7/01/37	7/27 at 100.00	N/R	3,175,076
4,750	5.625%, 1/01/46	7/27 at 100.00	N/R	4,949,358

13,790	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 5.625%, 6/15/47, 144A	6/27 at 100.00	N/R	13,403,742

1,235	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017B, 6.750%, 6/15/22, 144A	No Opt. Call	N/R	1,226,627

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Rocketship Education Project, Series 2017E:
3,975	5.250%, 6/01/47, 144A	6/26 at 100.00	N/R	4,118,776
3,250	5.375%, 6/01/52, 144A	6/26 at 100.00	N/R	3,372,525

16,615	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46 (UB) (6)	7/26 at 100.00	A3	18,385,660

19,965	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Vanderbilt University Medical Center Revenue Bonds, Series 2017A, 5.000%, 7/01/48 (UB) (6)	7/27 at 100.00	A3	22,128,807

1,450	Shelby County Health, Educational and Housing Facility Board, Tennessee, Fixed Rate Revenue Bonds, Trezevant Manor, Refunding Series 2013A, 5.375%, 9/01/41	9/23 at 100.00	N/R	1,359,201

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A:
$18,170	7.375%, 6/01/37, 144A	6/27 at 100.00	N/R	$19,329,609
17,235	7.500%, 6/01/47, 144A	6/27 at 100.00	N/R	18,445,414

66,300	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	76,225,773

12,025	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place Inc. Project, Series 2015A, 5.500%, 1/01/46	6/18 at 100.00	N/R	11,246,742
253,545	Total Tennessee			267,910,499

	Texas – 4.9%

3,950	Anson Education Facilities Corporation, Texas, Education Revenue Bonds, Arlington Classics Academy, Series 2016A, 5.000%, 8/15/45	8/26 at 100.00	BB+	4,094,570

	Argyle, Texas, Special Assessment Revenue Bonds, Highlands of Argyle Public Improvement District 1 Project, Series 2017:
750	5.000%, 9/01/37	9/27 at 100.00	N/R	748,118
1,470	5.250%, 9/01/47	9/27 at 100.00	N/R	1,465,561

	Argyle, Texas, Special Assessment Revenue Bonds, Waterbrook of Argyle Public Improvement District Project, Series 2018.:
2,100	5.125%, 9/01/38, 144A	9/28 at 100.00	N/R	2,094,624
4,000	5.250%, 9/01/47, 144A	9/28 at 100.00	N/R	3,987,920

1,150	Arlington Higher Education Finance Corporation, Education Revenue Bonds, Wayside Schools, Series 2016A, 4.625%, 8/15/46	8/21 at 100.00	BB+	1,150,472

195	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Arlington Classics Academy, Series 2010A, 7.000%, 8/15/28	8/20 at 100.00	BB+	211,472

	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Leadership Prep School, Series 2016A:
490	5.000%, 6/15/36	6/21 at 100.00	BB	491,544
1,245	5.000%, 6/15/46	6/21 at 100.00	BB	1,243,033

	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, UME Preparatory Academy, Taxable Series 2017A.:
1,000	5.000%, 8/15/38	8/27 at 100.00	N/R	998,670
1,800	5.000%, 8/15/48	8/27 at 100.00	N/R	1,769,508
900	5.000%, 8/15/53	8/27 at 100.00	N/R	869,148

6,630	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45	3/23 at 103.00	N/R	6,809,673

5,935	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40	3/23 at 103.00	N/R	6,100,527

3,800	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Winn Ridge South Public Improvement District Project, Series 2017, 6.200%, 9/01/47, 144A	9/27 at 100.00	N/R	3,805,092

8,395	Austin, Texas, Estancia Hill Country Public Improvement District, Area 1 Special Assessment Revenue Bonds, Series 2013, 6.000%, 11/01/28	11/23 at 100.00	N/R	8,687,398

	Beasley Higher Education Finance Corporation, Texas, Education Revenue Bonds, FOCUS Learning Academy Charter School, Series 2011:
1,565	7.500%, 8/15/31 (5)	8/21 at 100.00	C	1,032,900
3,525	7.750%, 8/15/41 (5)	8/21 at 100.00	C	2,326,500

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003B:
$9,860	6.300%, 7/01/32 (Alternative Minimum Tax) (5)	6/18 at 100.00	N/R	$99
13,650	5.000%, 3/01/41 (Alternative Minimum Tax) (5)	6/18 at 100.00	N/R	137

1,020	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003D, 5.400%, 10/01/29 (5)	6/18 at 100.00	C	10

8,875	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company Project, Series 1999A, 7.700%, 4/01/33 (Alternative Minimum Tax) (5)	6/18 at 100.00	N/R	89

10,925	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax) (5)	6/18 at 100.00	N/R	109

16,665	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (5)	6/18 at 100.00	N/R	167

40,000	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax) (5)	7/18 at 100.00	N/R	400

	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 1 Project, Series 2014:
1,450	6.625%, 9/01/32	9/22 at 103.00	N/R	1,463,384
3,400	7.000%, 9/01/40	9/22 at 103.00	N/R	3,423,086

	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 2 & 3 Major improvement Project, Series 2014:
2,025	7.250%, 9/01/32	9/22 at 103.00	N/R	2,043,245
3,500	7.625%, 9/01/40	9/22 at 103.00	N/R	3,523,205

	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Phase 1 Project, Series 2016:
575	4.800%, 9/01/37	9/26 at 100.00	N/R	553,875
1,000	5.250%, 9/01/46	9/26 at 100.00	N/R	957,310

1,100	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, Series 2015, 5.875%, 9/01/40	9/20 at 103.00	N/R	1,105,236

	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 2-9 Major improvement Project, Series 2015:
1,750	6.000%, 9/01/30	9/22 at 103.00	N/R	1,773,888
5,000	6.250%, 9/01/40	9/22 at 103.00	N/R	5,052,750

3,115	Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms Public Improvement District Phase 1 Project, Series 2017, 6.125%, 9/01/46	9/27 at 100.00	N/R	3,138,020

1,245	Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms Public Improvement District Phase 2 Major Improvement Project, Series 2017, 6.125%, 9/01/46	9/27 at 100.00	N/R	1,221,108

6,045	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45	3/23 at 103.00	N/R	6,023,057

10,640	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015, 8.250%, 9/01/40	3/23 at 103.00	N/R	10,617,124

	Celina, Texas, Special Assessment Revenue Bonds, Wells North Public Improvement District Neighborhood Improvement Area 1 Project, Series 2016:
700	5.000%, 9/01/36, 144A	9/22 at 103.00	N/R	685,944
1,650	5.250%, 9/01/46, 144A	9/22 at 103.00	N/R	1,614,162

1,595	Celina, Texas, Special Assessment Revenue Bonds, Wells South Public Improvement District Neighborhood Improvement Area 1 Project, Series 2015, 6.250%, 9/01/45	9/24 at 100.00	N/R	1,650,969

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien Series 2013, 5.000%, 1/01/42	1/23 at 100.00	Baa3	$1,074,950

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010:
2,225	0.000%, 1/01/28	No Opt. Call	Baa2	1,568,558
4,000	0.000%, 1/01/29	No Opt. Call	Baa2	2,691,960

20,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.750%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa3 (7)	22,546,800

	City of Shenandoah, Montgomery County, Texas, Special Assessment Revenue Bonds, Metropark Public Improvement District, Series 2018.:
1,835	5.600%, 9/01/38	9/28 at 100.00	N/R	1,830,468
3,100	5.700%, 9/01/47	9/28 at 100.00	N/R	3,091,041

7,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 9.000%, 2/15/38	6/18 at 100.00	B+	7,515,075

900	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A, 4.400%, 12/01/47	12/22 at 100.00	BBB–	908,640

3,355	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2014A, 4.600%, 12/01/49	12/24 at 100.00	BBB–	3,418,410

	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016:
1,490	6.250%, 9/01/35	9/23 at 103.00	N/R	1,436,390
3,500	6.500%, 9/01/46	9/23 at 103.00	N/R	3,327,170

1,200	Comal County, Texas, Special Assessment Revenue Bonds, Crossings Public Improvement District, Series 2017, 5.000%, 9/01/46	9/27 at 100.00	N/R	1,187,376

6,050	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H. Wood Jr. Public Charter District, Inspire Academies, Series 2013A, 6.500%, 8/15/43	8/23 at 100.00	BBB–	6,687,549

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A:
960	6.625%, 9/01/31	9/23 at 100.00	N/R	1,102,099
7,010	6.375%, 9/01/42	9/23 at 100.00	N/R	7,877,838

11,875	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	BB+	12,720,619

	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement District 1, Series 2014:
1,400	6.500%, 9/01/36	9/19 at 103.00	N/R	1,425,270
2,000	6.750%, 9/01/43	9/19 at 103.00	N/R	2,028,220

3,500	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa3	3,596,915

3,775	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012B, 4.750%, 11/01/42	11/22 at 100.00	Baa3	3,871,602

2,530	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	6/18 at 100.00	B3	2,552,669

	Hackberry, Texas, Combination Special Assessment and Contract Revenue Road and Utility Bonds, Hidden Cove Improvements Series 2009-2A:
840	8.625%, 9/01/29 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R (7)	916,070
8,330	9.000%, 9/01/38 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R (7)	9,136,344

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase 13-16 Project, Refunding & Improvement Series 2017:
$1,100	4.500%, 9/01/37	9/27 at 100.00	N/R	$1,090,122
1,260	5.000%, 9/01/44	9/27 at 100.00	N/R	1,289,396

	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase13 Project, Series 2014:
500	6.625%, 9/01/37 (Pre-refunded 9/01/19)	9/19 at 103.00	N/R (7)	548,305
525	6.750%, 9/01/44 (Pre-refunded 9/01/19)	9/19 at 103.00	N/R (7)	576,629

500	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase14-16 Project, Series 2014, 7.000%, 9/01/33 (Pre-refunded 9/01/19)	9/19 at 103.00	N/R (7)	550,905

	Hackberry, Texas, Special Assessment Revenue Bonds, Rivendale by the Lake Public Improvement District 2 Phases 4-6, Series 2017.:
1,530	4.625%, 9/01/37	9/27 at 100.00	N/R	1,521,218
2,345	5.000%, 9/01/47	9/27 at 100.00	N/R	2,394,339

2,500	Harris County Cultural Education Facilities Finance Corporation, Texas, First Mortgage Revenue Bonds, Brazos Presbyterian Homes, Inc. Project, Series 2013B, 7.000%, 1/01/43 (Pre-refunded 1/01/23)	1/23 at 100.00	BB+ (7)	3,033,925

600	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/53 – AGM Insured	11/31 at 33.96	A2	114,924

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
1,875	0.000%, 11/15/23 – NPFG Insured	No Opt. Call	BB+	1,537,894
16,030	0.000%, 11/15/25 – NPFG Insured	No Opt. Call	BB+	12,133,428
4,920	0.000%, 11/15/26	No Opt. Call	BB+	3,572,166
5,000	0.000%, 11/15/27 – NPFG Insured	No Opt. Call	BB+	3,484,700
12,075	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	BB+	8,088,560
10,525	0.000%, 11/15/29 – NPFG Insured	No Opt. Call	BB+	6,781,363
14,715	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	BB+	9,095,194
5,000	0.000%, 11/15/31 – NPFG Insured	No Opt. Call	BB+	2,966,850
1,910	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	BB+	1,043,376
2,075	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	BB+	991,684
35	0.000%, 11/15/35	11/31 at 78.18	BB+	15,640
4,160	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	BB+	1,741,043
1,525	0.000%, 11/15/37 – NPFG Insured	11/31 at 69.08	BB+	597,404
1,930	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	BB+	707,538
1,130	0.000%, 11/15/39 – NPFG Insured	11/31 at 60.98	BB+	387,601
10,045	0.000%, 11/15/40 – NPFG Insured	11/31 at 57.27	BB+	3,227,559
17,665	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	BB+	5,315,752

1,840	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	A–	585,598

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3:
100	0.000%, 11/15/31 – NPFG Insured	11/24 at 66.52	BB	51,785
605	0.000%, 11/15/32 – NPFG Insured	11/24 at 62.70	BB	295,149
1,420	0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	BB	652,490
190	0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	BB	82,164
3,120	0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	BB	1,268,654
6,465	0.000%, 11/15/38 – NPFG Insured	11/24 at 43.83	BB	2,187,303
9,245	0.000%, 11/15/39 – NPFG Insured	11/24 at 41.26	BB	2,940,742

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3:
25	0.000%, 11/15/34 (Pre-refunded 11/15/24) – NPFG Insured	11/24 at 55.69	Baa2 (7)	11,782
3,535	0.000%, 11/15/38 (Pre-refunded 11/15/24) – NPFG Insured	11/24 at 43.83	Baa2 (7)	1,310,990
8,430	0.000%, 11/15/39 (Pre-refunded 11/15/24) – NPFG Insured	11/24 at 41.26	Baa2 (7)	2,943,166

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A:
$1,180	0.000%, 11/15/34 – NPFG Insured	11/30 at 78.27	A2	$592,466
27,155	0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	A2	10,394,119
10,750	0.000%, 11/15/40 – NPFG Insured	11/30 at 54.04	A2	3,612,968

9,190	Hays County, Texas, Special Assessment Revenue Bonds, La Cima Improvement District Major Public Improvement Project, Series 2015, 7.000%, 9/15/45	9/25 at 100.00	N/R	9,156,181

7,575	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	6/18 at 100.00	N/R	7,508,870

7,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Refunding Series 2011, 6.625%, 7/15/38 (Alternative Minimum Tax)	7/21 at 100.00	BB–	7,729,680

9,250	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/35 (Alternative Minimum Tax)	7/25 at 100.00	BB–	9,974,368

2,650	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	BB–	2,889,401

38,655	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012, 8.250%, 7/01/32	7/22 at 100.00	N/R	39,798,028

	Justin, Denton County, Texas, Special Assessment Revenue Bonds, Timberbrook Public Improvement District 1 Improvement Area 1 Project, Series 2018.:
1,175	5.375%, 9/01/38, 144A (WI/DD, Settling 4/19/18)	9/28 at 100.00	N/R	1,179,594
1,315	5.000%, 9/01/38, 144A (WI/DD, Settling 4/19/18)	9/28 at 100.00	N/R	1,320,247
1,770	5.500%, 9/01/47, 144A (WI/DD, Settling 4/19/18)	9/28 at 100.00	N/R	1,776,868
1,930	5.125%, 9/01/47, 144A (WI/DD, Settling 4/19/18)	9/28 at 100.00	N/R	1,937,643

1,100	Leander, Texas, Special Assessment Revenue Bonds, Deerbrooke Public Improvement District Northern Improvement Area Major Improvement Project, Series 2017, 5.375%, 9/01/47, 144A	9/26 at 100.00	N/R	1,083,159

3,750	Leander, Texas, Special Assessment Revenue Bonds, Deerbrooke Public Improvement District Southern Improvement Area Project, Series 2017, 5.000%, 9/01/47, 144A	9/26 at 100.00	N/R	3,698,625

	Leander, Texas, Special Assessment Revenue Bonds, Oak Creek Public Improvement District, Series 2014:
775	5.750%, 9/01/38	9/19 at 103.00	N/R	766,700
750	5.875%, 9/01/44	9/19 at 103.00	N/R	741,525

	Liberty Hill, Williamson County, Texas, Special Assessment Revenue Bonds, Liberty Parke Public Improvement District Neighborhood Improvement Area #1 Project, Series 2017:
560	5.125%, 9/01/27, 144A	No Opt. Call	N/R	562,817
2,165	6.000%, 9/01/46, 144A	9/27 at 100.00	N/R	2,192,799
1,000	5.375%, 9/01/46, 144A	9/26 at 100.00	N/R	1,011,750

	Little Elm, Texas, Special Assessment Revenue Bonds, Valencia Public Improvement District Phase I, Refunding & Improvement Series 2018.:
95	0.000%, 9/01/22, 144A	No Opt. Call	N/R	79,325
6,715	5.250%, 9/01/44, 144A	9/28 at 100.00	N/R	6,768,250

5,175	Little Elm, Texas, Special Assessment Revenue Bonds, Hillstone Pointe Public Improvement District 2 Phase 1-1A Project, Series 2017, 6.000%, 9/01/47, 144A	9/27 at 100.00	N/R	5,153,420

1,400	Little Elm, Texas, Special Assessment Revenue Bonds, Lakeside Estates Public Improvement District 2 Project, Series 2017., 5.000%, 9/01/47, 144A	9/27 at 100.00	N/R	1,380,820

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Little Elm, Texas, Special Assessment Revenue Bonds, Valencia Public Improvement District Improvement Area 2 Project, Refunding & Improvement Series 2018:
$70	0.000%, 9/01/19, 144A	No Opt. Call	N/R	$65,830
70	0.000%, 9/01/20, 144A	No Opt. Call	N/R	62,878
70	0.000%, 9/01/21, 144A	No Opt. Call	N/R	59,941
70	0.000%, 9/01/22, 144A	No Opt. Call	N/R	57,030
125	0.000%, 9/01/22, 144A	No Opt. Call	N/R	100,531
70	0.000%, 9/01/23, 144A	No Opt. Call	N/R	54,154
125	0.000%, 9/01/24, 144A	No Opt. Call	N/R	89,945
12,465	5.750%, 9/01/48, 144A	9/28 at 100.00	N/R	12,561,354

	Little Elm, Texas, Special Assessment Revenue Bonds, Valencia Public Improvement District Major Improvement Area Project, Refunding Series 2018.:
125	0.000%, 9/01/19, 144A	No Opt. Call	N/R	117,149
125	0.000%, 9/01/20, 144A	No Opt. Call	N/R	111,491
125	0.000%, 9/01/21, 144A	No Opt. Call	N/R	105,973
125	0.000%, 9/01/23, 144A	No Opt. Call	N/R	95,184
125	0.000%, 9/01/25, 144A	No Opt. Call	N/R	84,829
6,300	6.750%, 9/01/48, 144A	9/28 at 100.00	N/R	6,346,305

	McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Public Improvement District Phase 1, Series 2015:
500	5.375%, 9/15/35	9/20 at 103.00	N/R	503,385
400	5.500%, 9/15/40	9/20 at 103.00	N/R	401,292

20,970	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31, 144A (Alternative Minimum Tax)	10/18 at 103.00	BB–	21,815,510

20,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, CarbonLITE Recycling, LLC Project, Series 2016, 6.500%, 12/01/33, 144A (Alternative Minimum Tax)	12/23 at 103.00	N/R	19,785,000

17,430	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45, 144A (Alternative Minimum Tax)	1/26 at 102.00	N/R	14,821,775

8,500	New Hope Cultural Education Facilities Finance Corporation, Education Revenue Bonds, Jubilee Academic Center, Series 2016A, 5.000%, 8/15/46, 144A	8/21 at 100.00	BB	8,397,915

	New Hope Cultural Education Facilities Finance Corporation, Education Revenue Bonds, Jubilee Academic Center, Series 2017A:
1,975	5.000%, 8/15/37, 144A	8/21 at 100.00	BB	1,977,311
3,085	5.125%, 8/15/47, 144A	8/21 at 100.00	BB	3,087,160

	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Compass Academy Charter School Inc., Series 2016A:
2,095	5.000%, 8/01/36, 144A	8/21 at 100.00	BB	2,087,395
6,005	5.000%, 8/01/46, 144A	8/21 at 100.00	BB	5,844,907

	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communities Senior Living Langford Project, Series 2016:
670	5.375%, 11/15/36	11/26 at 100.00	N/R	676,164
1,000	5.500%, 11/15/46	11/26 at 100.00	N/R	1,008,810
2,000	5.500%, 11/15/52	11/26 at 100.00	N/R	2,009,400

7,260	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, L.L.C.-Texas A&M University-Corpus Christi Project, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	BBB–	7,456,891

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,490	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, L.L.C. – Texas A&M University – San Antonio Project, Series 2016A, 5.000%, 4/01/48	4/26 at 100.00	BBB–	$1,532,495

	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series 2015A:
990	3.000%, 7/01/22	No Opt. Call	CCC	841,104
1,840	5.000%, 7/01/24	No Opt. Call	CCC	1,558,002
10,600	5.000%, 7/01/35	7/25 at 100.00	CCC	8,937,390
114,850	5.000%, 7/01/47	7/25 at 100.00	CCC	96,202,954

	Newark Higher Education Finance Corporation, Texas, Education Revenue Bonds, Austin Achieve Public Schools, Inc., Series 2017A:
1,000	5.000%, 6/15/37	6/22 at 100.00	N/R	1,001,800
1,250	5.000%, 6/15/42	6/22 at 100.00	N/R	1,246,425
3,000	5.250%, 6/15/48	6/22 at 100.00	N/R	3,014,340

	Ponder, Texas, Special Assessment Revenue Bonds, Public Improvement District 1 Estates at Remington Park, Series 2017:
500	5.000%, 9/01/45	9/27 at 100.00	N/R	512,810
865	5.000%, 9/01/47	9/27 at 100.00	N/R	885,838

	Pottsboro Higher Education Finance Corporation, Texas, Education Revenue Bonds, Imagine International Academy of North Texas, LLC, Series 2016A:
655	5.000%, 8/15/36	8/26 at 100.00	N/R	667,301
1,000	5.000%, 8/15/46	8/26 at 100.00	N/R	1,001,290

3,605	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.125%, 2/01/39	2/24 at 100.00	Ba2	3,747,253

	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012:
6,280	7.000%, 12/15/32 (5)	12/21 at 100.00	N/R	3,642,400
3,800	7.250%, 12/15/42 (5)	12/21 at 100.00	N/R	2,204,000
14,375	7.250%, 12/15/47 (5)	12/21 at 100.00	N/R	8,337,500

4,290	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crestview Project, Series 2011A, 8.000%, 11/15/46 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (7)	5,181,934

3,300	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crossings Project, Series 2014A, 7.750%, 11/15/44	11/24 at 100.00	N/R	3,809,652

485	Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public Improvement District North Improvement Area, Series 2016, 6.000%, 9/15/46	3/24 at 102.00	N/R	465,838

2,700	Royse City, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public improvement District Improvement Area 1 Project, Series 2017., 5.000%, 9/15/48, 144A	9/27 at 100.00	N/R	2,716,092

4,200	Royse City, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public improvement District Major Improvement Area Project, Series 2017., 5.250%, 9/15/48, 144A	9/27 at 100.00	N/R	4,143,300

5,945	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28 (5)	6/18 at 100.00	N/R	59

4,095	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2000A, 6.450%, 6/01/21 (Alternative Minimum Tax) (5)	6/18 at 100.00	C	41

2,285	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003A, 5.800%, 7/01/22 (5)	6/18 at 100.00	N/R	23

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,575	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC Project, Series 2003B, 6.150%, 8/01/22 (5)	6/18 at 100.00	N/R	$16

100	Sanger Industrial Development Corporation, Texas, Industrial Development Revenue Bonds, Texas Pellets Inc. Project, Refunding Series 2012B, 8.000%, 7/01/38 (Alternative Minimum Tax) (5)	7/22 at 100.00	N/R	24,000

1,350	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Charter School Revenue Bonds, Trinity Basin Preparatory Project, Series 2009A, 7.750%, 6/01/39 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (7)	1,443,623

27,880	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 5.000%, 11/15/45 (UB)	5/26 at 100.00	AA–	31,082,576

	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckner Senior Living Ventana Project, Series 2017A:
240	6.625%, 11/15/37	5/27 at 100.00	N/R	267,144
5,875	6.750%, 11/15/47	5/27 at 100.00	N/R	6,542,576
5,865	6.750%, 11/15/52	5/27 at 100.00	N/R	6,508,977

2,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2014, 5.625%, 11/15/41	11/24 at 100.00	BB	2,577,025

2,075	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2009A, 8.000%, 2/15/38	2/20 at 100.00	N/R	2,214,606

	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2017A:
1,000	6.375%, 2/15/48	2/27 at 100.00	N/R	1,067,180
1,000	6.375%, 2/15/52	2/27 at 100.00	N/R	1,059,950

1,755	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, MRC Methodist Retirement Communities Stevenson Oaks Project, Series 2018., 10.000%, 3/15/23, 144A	4/18 at 100.00	N/R	1,755,053

2,940	Texas City Industrial Development Corporation, Texas, Industrial Development Revenue Bonds, NRG Energy, Inc. Project, Fixed Rate Series 2012, 4.125%, 12/01/45	2/25 at 100.00	Baa3	2,889,814

100	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/22	No Opt. Call	A–	111,978

1,900	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	BBB–	2,053,501

	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
8,550	7.500%, 6/30/32	6/20 at 100.00	Baa3	9,571,469
2,715	7.500%, 6/30/33	6/20 at 100.00	Baa3	3,033,008
10,400	7.000%, 6/30/40	6/20 at 100.00	Baa3	11,478,376

	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013:
6,665	7.000%, 12/31/38 (Alternative Minimum Tax)	9/23 at 100.00	Baa3	7,848,771
3,660	6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	Baa3	4,251,383

3,130	Texas Public Finance Authority Charter School Finance Corporation, Charter School Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34	6/18 at 100.00	BB–	3,135,227

5,500	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.125%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	BBB (7)	6,210,600

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$980	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 20003, 6.250%, 5/01/28 (Alternative Minimum Tax) (5)	6/18 at 100.00	C	$10

1,653	Viridian Municipal Management District, Texas, Assessment Revenue Bonds, Series 2017, 4.250%, 12/01/44	12/25 at 100.00	N/R	1,591,608

4,000	Vista Lago, Travis County, Texas, Special Assessment Revenue Bonds, Tessera on Lake Travis Public Improvement District Improvement Area #2 Project, Series 2018., 5.000%, 9/01/47	9/27 at 100.00	N/R	3,933,240

	Westlake, Texas, Special Assessment Revenue Bonds, Solana Public Improvement District, Series 2015:
3,025	6.125%, 9/01/35	9/25 at 100.00	N/R	3,048,958
2,280	6.250%, 9/01/40	9/25 at 100.00	N/R	2,302,686
4,545	6.375%, 9/01/45	9/25 at 100.00	N/R	4,596,722
1,011,128	Total Texas			783,728,525

	Utah – 0.3%

11,315	Box Elder County, Utah, Solid Waste Disposal Revenue Bonds, Promontory Point Res, LLC, Senior Series 2017A , 8.000%, 12/01/39, 144A (Alternative Minimum Tax)	12/27 at 100.00	N/R	10,925,990

1,300	Carbon County, Utah, Solid Waste Disposal Facility Revenue Bonds, Sunnyside Cogeneration Associates, Series 1999A, 7.100%, 8/15/23 (Alternative Minimum Tax)	No Opt. Call	N/R	1,416,506

2,580	Utah Charter School Finance Authority, Utah, Charter School Revenue Bonds, Spectrum Academy Project, Series 2015, 6.000%, 4/15/45, 144A	4/20 at 100.00	BB+	2,685,367

3,000	Utah Infrastructure Agency, Telecommunications and Franchise Tax Revenue, Series 2017A., 5.000%, 10/15/40	10/27 at 100.00	BBB–	3,280,590

2,000	Utah State Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012, 6.550%, 7/15/42	7/22 at 100.00	BB+	2,123,080

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Entheos Academy, Improvement & Refunding Series 2013A:
1,730	6.500%, 10/15/33	10/18 at 100.00	BB+	1,750,276
2,650	6.750%, 10/15/43	10/18 at 100.00	BB+	2,671,412

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Oquirrh Mountain Charter School, Series 2010:
1,860	8.000%, 7/15/30 (Pre-refunded 7/15/18)	7/18 at 100.00	N/R (7)	1,893,220
3,910	8.000%, 7/15/41 (Pre-refunded 7/15/18)	7/18 at 100.00	N/R (7)	3,979,833

5,145	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Summit Academy High School, Series 2011A, 8.500%, 5/15/41	5/21 at 100.00	N/R	5,591,792

5,180	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Refunding Series 2017A, 5.250%, 7/15/38, 144A	7/27 at 100.00	BB	5,206,055

	Utah State Charter School Finance Authority, Revenue Bonds, Ronald Eilson Reagan Academy Project, Refunding Series 2016A:
815	5.000%, 2/15/36, 144A	2/26 at 100.00	BB	835,098
1,705	5.000%, 2/15/46, 144A	2/26 at 100.00	BB	1,732,485

4,200	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.800%, 6/15/38	6/18 at 100.00	BBB–	4,207,224
47,390	Total Utah			48,298,928

	Virgin Islands – 0.2%

1,805	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	N/R	1,186,788

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virgin Islands (continued)

	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2014C:
$3,835	5.000%, 10/01/19	No Opt. Call	N/R	$3,096,763
1,000	5.000%, 10/01/24	No Opt. Call	N/R	677,500
1,700	5.000%, 10/01/30	10/24 at 100.00	N/R	1,117,750
9,000	5.000%, 10/01/39	10/24 at 100.00	N/R	5,827,500

500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2012C, 5.000%, 10/01/42	10/22 at 100.00	N/R	323,750

1,310	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	Caa2	975,950

4,090	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Caa3	2,617,600

	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A:
3,200	6.625%, 10/01/29	10/19 at 100.00	Caa3	2,200,000
17,475	6.750%, 10/01/37	10/19 at 100.00	Caa3	11,926,688
43,915	Total Virgin Islands			29,950,289

	Virginia – 1.3%

24,250	Bristol Industrial Development Agency, Virginia, Revenue Bonds, The Falls-Bristol Project, Series 2014B, 6.350%, 11/01/44	11/24 at 100.00	N/R	24,481,588

	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B:
2,133	6.250%, 3/01/19 (22)	6/18 at 100.00	N/R	1,279,800
5,938	6.600%, 3/01/25 (23)	6/18 at 100.00	N/R	3,562,800
10,886	6.750%, 3/01/34 (24)	6/18 at 100.00	N/R	6,531,600

	Cherry Hill Community Development Authority, Virginia, Special Assessment Bonds, Potomac Shores Project, Series 2015:
1,100	5.150%, 3/01/35, 144A	3/25 at 100.00	N/R	1,132,142
1,865	5.400%, 3/01/45, 144A	3/25 at 100.00	N/R	1,917,929

720	Chesterfield County Health Center Commission, Virginia, Residential Care Facility First Mortgage Revenue Bonds, Lucy Corr Village, Series 2008A, 6.250%, 12/01/38	11/18 at 100.00	N/R	720,518

1,074	Celebrate Virginia South Community Development Authority, Special Assessment Revenue Bonds, Celebrate Virginia South Project, Series 2006, 6.250%, 3/01/37 (5)	9/18 at 100.00	N/R	375,900

11,260	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2013, 7.250%, 3/01/43	3/23 at 100.00	N/R	12,258,649

6,675	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015, 5.600%, 3/01/45, 144A	3/25 at 100.00	N/R	6,820,248

	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Revenue Bonds, Vinson Hall LLC, Series 2013A:
5,600	5.000%, 12/01/42	12/23 at 100.00	N/R	5,898,312
5,265	5.000%, 12/01/47	12/23 at 100.00	N/R	5,531,830

5,845	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 5.000%, 3/01/45, 144A	3/25 at 100.00	N/R	5,926,538

	Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Centra Health Obligated Group, Series 2017A:
7,000	5.000%, 1/01/47 (UB) (6)	1/27 at 100.00	A	7,729,190
1,860	4.000%, 1/01/47 (UB) (6)	1/27 at 100.00	A	1,895,693

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$83,520	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation, Second Senior Lien Series 2010A, 0.000%, 10/01/37	No Opt. Call	BBB+	$35,211,197

7,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44 (4)	10/28 at 100.00	BBB+	8,809,500

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B:
2,450	0.000%, 10/01/27 – AGC Insured	No Opt. Call	A3	1,762,359
4,810	0.000%, 10/01/32 – AGC Insured	No Opt. Call	A3	2,787,299
4,600	0.000%, 10/01/39 – AGC Insured	No Opt. Call	BBB+	1,831,766

	Norfolk Redevelopment and Housing Authority, Virginia, Revenue Bonds, Fort Norfolk Retirement Community, Inc. – Harbor’s Edge Project, Refunding Series 2014:
5,250	5.375%, 1/01/46	1/25 at 100.00	N/R	5,501,843
5,000	5.000%, 1/01/46	1/25 at 100.00	N/R	5,117,400

	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Series 2007:
1,202	6.350%, 9/01/28	6/18 at 100.00	N/R	1,203,478
8,360	6.450%, 9/01/37	6/18 at 100.00	N/R	8,420,526

3,320	Richmond Redevelopment and Housing Authority, Virginia, Multi-Family Housing Revenue Bonds, American Tobacco Apartments, Series 2017, 5.550%, 1/01/37, 144A	1/27 at 100.00	N/R	3,383,047

28,735	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	5/18 at 100.00	B–	28,506,269

	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B:
1,000	5.250%, 7/01/35, 144A	7/25 at 100.00	BB+	1,079,840
2,400	5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	2,532,504

10,585	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A, 5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	11,169,186
259,703	Total Virginia			203,378,951

	Washington – 1.4%

1,595	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/34 (UB) (6)	6/19 at 100.00	AA	1,663,027

	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2016-XL0007:
2,500	15.142%, 6/01/39, 144A (IF) (6)	6/19 at 100.00	AA	2,921,825
750	15.142%, 6/01/39, 144A (IF) (6)	6/19 at 100.00	AA	876,548

1,050	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	1,087,769

	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Limited Tax Series 2015A:
2,225	5.000%, 12/01/30	12/25 at 100.00	N/R	2,231,875
5,795	5.000%, 12/01/38	12/25 at 100.00	N/R	5,620,339

	King County Public Hospital District 4, Washington, Hospital Revenue Bonds, Snoqualmie Valley Hospital, Series 2015A:
1,500	6.000%, 12/01/35	12/25 at 100.00	N/R	1,519,125
5,500	6.250%, 12/01/45	12/25 at 100.00	N/R	5,549,335

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
$1,265	5.500%, 6/01/27 (Alternative Minimum Tax)	6/18 at 100.00	N/R	$1,266,214
3,660	5.600%, 6/01/37 (Alternative Minimum Tax)	6/18 at 100.00	N/R	3,662,489

815	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	997,723

5,970	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/19 at 100.00	N/R	5,996,387

62,980	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2017A, 7.500%, 1/01/32, 144A (Alternative Minimum Tax)	1/28 at 100.00	N/R	74,626,891

2,420	Washington Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Series 2015A, 5.000%, 8/15/45 (UB) (6)	8/25 at 100.00	AA–	2,681,989

	Washington Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Tender Option Bonds Trust 2015-XF1018:
500	13.572%, 8/15/40, 144A (IF) (6)	8/25 at 100.00	AA–	731,740
2,125	13.572%, 8/15/45, 144A (IF) (6)	8/25 at 100.00	AA–	3,045,231

14,005	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014D, 5.000%, 10/01/38 (UB) (6)	10/24 at 100.00	AA–	15,446,815

4,750	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014C, 5.000%, 10/01/44 (UB) (6)	10/24 at 100.00	AA–	5,218,588

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0132:
1,640	16.040%, 10/01/41, 144A (IF) (6)	10/24 at 100.00	AA–	2,464,002
1,060	16.040%, 10/01/44, 144A (IF) (6)	10/24 at 100.00	AA–	1,582,824
600	16.040%, 10/01/44, 144A (IF) (6)	10/24 at 100.00	AA–	895,938

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0148:
2,500	13.352%, 10/01/44, 144A (IF) (6)	10/24 at 100.00	AA–	3,486,475
3,740	13.340%, 10/01/44, 144A (IF) (6)	10/24 at 100.00	AA–	5,214,271
1,190	13.527%, 10/01/44, 144A (IF) (6)	10/24 at 100.00	AA–	1,658,574

2,220	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012A, 5.000%, 10/01/42 (UB) (6)	10/22 at 100.00	AA–	2,427,859

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0150:
1,510	13.681%, 10/01/42, 144A (IF) (6)	10/22 at 100.00	AA–	2,075,057
630	13.653%, 10/01/42, 144A (IF) (6)	10/22 at 100.00	AA–	865,948
785	13.598%, 10/01/42, 144A (IF) (6)	10/22 at 100.00	AA–	1,077,593

	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Childrens Hospital, Tender Option Bond Trust 2015-XF0153:
2,500	13.445%, 10/01/40, 144A (IF) (6)	10/20 at 100.00	Aa2	3,090,950
1,750	13.345%, 10/01/40, 144A (IF) (6)	10/20 at 100.00	Aa2	2,163,665
3,685	13.341%, 10/01/40, 144A (IF) (6)	10/20 at 100.00	Aa2	4,555,766
935	13.445%, 10/01/42, 144A (IF) (6)	10/22 at 100.00	Aa2	1,273,610
945	13.133%, 10/01/42, 144A (IF) (6)	10/22 at 100.00	Aa2	1,286,778

13,000	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2017A, 5.000%, 10/01/47 (UB) (6)	10/27 at 100.00	Aa2	14,732,120

1,125	Washington State Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Tender Option Bond Trust 2016-XG0051, 13.272%, 8/15/42, 144A (IF) (6)	8/22 at 100.00	AA–	1,597,331

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$1,520	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health & Services Project, Tender Option Bond Trust 2016-XF0392, 14.629%, 10/01/39, 144A (IF) (6)	4/20 at 100.00	AA–	$1,861,301

1,875	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health & Services Project, Tender Option Bond Trust 4679, 14.532%, 10/01/39, 144A (IF)	4/20 at 100.00	AA–	2,296,350

13,651	Washington State Housing Finance Commission, Multifamily Revenue Bonds, Greentree Village Homes Project, Series 2008, 5.264%, 2/01/26, 144A	No Opt. Call	N/R	13,782,948

1,705	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Herons Key Senior Living, Series 2015A, 7.000%, 7/01/45, 144A	7/25 at 100.00	N/R	1,827,538

	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A:
2,095	6.500%, 10/01/32, 144A	10/22 at 100.00	N/R	2,277,076
18,225	6.750%, 10/01/47, 144A	10/22 at 100.00	N/R	19,907,714

1,000	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2016A, 5.000%, 1/01/31, 144A	1/25 at 102.00	BB+	1,083,140

2,660	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community, Refunding Series 2012, 5.000%, 1/01/48	1/23 at 100.00	BBB–	2,752,834

1,500	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, Series 2014A, 7.500%, 1/01/49, 144A	1/24 at 100.00	N/R	1,751,850
203,451	Total Washington			233,133,422

	West Virginia – 0.6%

7,553	Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial Development Revenue Bonds, Scattered Site Housing Projects, Series 2010, 5.750%, 12/01/44	12/23 at 100.00	N/R	7,706,552

	Glenville State College, West Virginia, Revenue Bonds, Refunding & Improvement Series 2017:
2,500	5.000%, 6/01/37	6/27 at 100.00	N/R	2,439,625
5,500	5.250%, 6/01/47	6/27 at 100.00	N/R	5,398,195

3,325	Kanawha County Commission, West Virginia, Student Housing Revenue Bonds, West Virginia State University Foundation Inc., Series 2013, 6.500%, 7/01/33	7/23 at 100.00	Ba2	3,530,252

	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A:
3,745	5.500%, 6/01/37, 144A	6/27 at 100.00	N/R	3,878,210
9,840	5.750%, 6/01/43, 144A	6/27 at 100.00	N/R	10,280,635

1,675	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Tax Increment Financing District 1, The Highlands Project, Series 2008A, 6.500%, 6/01/34 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (7)	1,688,099

22,530	Pleasants County, West Virginia, Pollution Control Revenue Bonds, Allegheny Energy Supply Company, LLC Pleasants Station Project, Series 2007F, 5.250%, 10/15/37	6/18 at 100.00	B1	22,518,960

	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008:
13,180	6.500%, 10/01/38	10/18 at 100.00	N/R	13,305,474
22,445	6.750%, 10/01/43	10/18 at 100.00	N/R	22,666,083
92,293	Total West Virginia			93,412,085

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin – 6.3%

	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1.
$393	0.000%, 1/01/47	3/28 at 37.76	N/R	$11,927
343	0.000%, 1/01/48	3/28 at 35.85	N/R	10,426
338	0.000%, 1/01/49	3/28 at 34.04	N/R	10,263
327	0.000%, 1/01/50	3/28 at 32.32	N/R	9,932
321	0.000%, 1/01/51	3/28 at 30.69	N/R	9,765
418	0.000%, 1/01/52	3/28 at 29.14	N/R	12,691
412	0.000%, 1/01/53	3/28 at 27.67	N/R	12,524
398	0.000%, 1/01/54	3/28 at 26.27	N/R	12,110
390	0.000%, 1/01/55	3/28 at 24.94	N/R	11,864
382	0.000%, 1/01/56	3/28 at 23.68	N/R	11,613
18,234	5.500%, 7/01/56	3/28 at 100.00	N/R	18,288,911
423	0.000%, 1/01/57	3/28 at 22.49	N/R	12,870
412	0.000%, 1/01/58	3/28 at 21.35	N/R	12,540
401	0.000%, 1/01/59	3/28 at 20.27	N/R	12,206
393	0.000%, 1/01/60	3/28 at 19.25	N/R	11,959
387	0.000%, 1/01/61	3/28 at 18.28	N/R	11,796
376	0.000%, 1/01/62	3/28 at 17.35	N/R	11,465
368	0.000%, 1/01/63	3/28 at 16.48	N/R	11,214
360	0.000%, 1/01/64	3/28 at 15.65	N/R	10,966
354	0.000%, 1/01/65	3/28 at 14.86	N/R	10,802
382	0.000%, 1/01/66	3/28 at 14.11	N/R	11,643
4,599	0.000%, 1/01/67	3/28 at 13.93	N/R	140,224

	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B.
177	0.000%, 1/01/46	3/28 at 49.42	N/R	5,360
174	0.000%, 1/01/47	3/28 at 47.50	N/R	5,286
173	0.000%, 1/01/48	3/28 at 45.66	N/R	5,248
172	0.000%, 1/01/49	3/28 at 43.89	N/R	5,212
169	0.000%, 1/01/50	3/28 at 42.18	N/R	5,138
185	0.000%, 1/01/51	3/28 at 40.54	N/R	5,630
4,826	3.750%, 7/01/51	3/28 at 100.00	N/R	4,816,273
184	0.000%, 1/01/52	3/28 at 38.97	N/R	5,594
182	0.000%, 1/01/53	3/28 at 37.46	N/R	5,518
180	0.000%, 1/01/54	3/28 at 36.00	N/R	5,482
178	0.000%, 1/01/55	3/28 at 34.60	N/R	5,408
175	0.000%, 1/01/56	3/28 at 33.26	N/R	5,333
174	0.000%, 1/01/57	3/28 at 31.97	N/R	5,297
172	0.000%, 1/01/58	3/28 at 30.73	N/R	5,223
170	0.000%, 1/01/59	3/28 at 29.53	N/R	5,185
169	0.000%, 1/01/60	3/28 at 28.39	N/R	5,149
167	0.000%, 1/01/61	3/28 at 27.29	N/R	5,075
165	0.000%, 1/01/62	3/28 at 26.23	N/R	5,038
163	0.000%, 1/01/63	3/28 at 25.21	N/R	4,963
162	0.000%, 1/01/64	3/28 at 24.23	N/R	4,926
160	0.000%, 1/01/65	3/28 at 23.29	N/R	4,890
158	0.000%, 1/01/66	3/28 at 22.38	N/R	4,816
2,057	0.000%, 1/01/67	3/28 at 21.51	N/R	62,720

15,700	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, General Revenue Bonds, Refunding Series 2017, 6.750%, 6/01/32	12/27 at 100.00	N/R	15,515,211

7,135	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Chattahoochee Hills Project, Series 2017A, 5.875%, 6/15/47, 144A	6/27 at 100.00	N/R	6,992,799

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$305	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Chattahoochee Hills Project, Taxable Series 2017B, 5.750%, 6/15/21, 144A	No Opt. Call	N/R	$302,899

5,195	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A, 5.125%, 2/01/46, 144A	2/26 at 100.00	N/R	5,041,020

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School Bonds, North Carolina, Series 2017A:
1,000	5.000%, 6/15/37, 144A	6/24 at 100.00	N/R	974,950
1,630	5.125%, 6/15/47, 144A	6/24 at 100.00	N/R	1,585,371

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science Academy Project, Series 2016A:
1,090	5.125%, 5/01/36, 144A	5/26 at 100.00	N/R	1,054,401
3,445	5.250%, 5/01/46, 144A	5/26 at 100.00	N/R	3,284,532

3,530	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Explore Knowledge Foundation Las Vegas Project, Series 2012A, 6.000%, 7/15/42	7/22 at 100.00	BBB–	3,766,475

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Mountain Island Charter School, North Carolina, Series 2017B:
1,000	5.000%, 7/01/47	7/24 at 100.00	BBB–	1,037,360
1,000	5.000%, 7/01/52	7/24 at 100.00	BBB–	1,031,830

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A:
13,455	5.000%, 6/15/36, 144A	6/26 at 100.00	N/R	12,745,652
40,715	5.000%, 6/15/46, 144A	6/26 at 100.00	N/R	37,424,414

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Phoenix Academy Charter School, North Carolina, Series 2017A:
3,320	5.625%, 6/15/37, 144A	6/24 at 100.00	N/R	3,226,741
17,350	5.875%, 6/15/47, 144A	6/24 at 100.00	N/R	16,773,113

3,010	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Pine Lake Preparatory, North Carolina, Series 2015, 5.500%, 3/01/45, 144A	3/25 at 100.00	BB+	3,100,420

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Research Triangle High School Project, North Carolina, Series 2015A:
1,000	5.375%, 7/01/35, 144A	7/25 at 100.00	N/R	1,009,220
1,590	5.625%, 7/01/45, 144A	7/25 at 100.00	N/R	1,605,757

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Thomas Jefferson Classical Academy of Mooresboro, North Carolina, Series 2011:
660	7.000%, 7/01/31	7/19 at 100.00	BBB–	675,748
500	7.125%, 7/01/42	7/19 at 100.00	BBB–	510,550

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter Academy, North Carolina, Series 2017A:
2,875	5.500%, 6/15/37, 144A	6/27 at 100.00	N/R	2,767,590
6,225	5.625%, 6/15/47, 144A	6/27 at 100.00	N/R	5,945,747

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A:
1,100	6.000%, 10/01/32	10/22 at 100.00	BB+	1,169,223
4,275	6.200%, 10/01/42	10/22 at 100.00	BB+	4,535,647

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation, Inc. of North Carolina Project, Series 2014A:
1,740	5.000%, 10/01/34	10/22 at 100.00	BB+	1,763,038
1,085	5.125%, 10/01/45	10/22 at 100.00	BB+	1,094,743

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$30,000	Public Finance Authority of Wisconsin, Contract Revenue Bonds, Mercer Crossing Public Improvement District Project, Series 2017, 7.000%, 3/01/47, 144A	3/27 at 100.00	N/R	$29,631,000

	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, LEAD Academy Project, Series 2016A:
1,000	5.000%, 8/01/36, 144A	8/26 at 100.00	N/R	947,070
3,000	5.125%, 8/01/46, 144A	8/26 at 100.00	N/R	2,802,540

1,900	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, The ASK Academy Project, Series 2015A, 6.000%, 2/01/45	2/25 at 100.00	N/R	1,869,942

11,685	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	12,564,063

5,270	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (Alternative Minimum Tax)	8/26 at 100.00	N/R	5,166,392

1,725	Public Finance Authority of Wisconsin, Healthcare Facility Expansion Revenue Bonds, Church Homes of Hartford Inc. Project, Refunding Series 2015A, 5.000%, 9/01/38, 144A	9/24 at 100.00	BB	1,778,320

	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American Dream @ Meadowlands Project, Series 2017A:
7,500	6.250%, 8/01/27, 144A	No Opt. Call	N/R	8,001,300
52,400	6.750%, 8/01/31, 144A	No Opt. Call	N/R	56,869,720

	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017:
44,000	6.500%, 12/01/37, 144A	12/27 at 100.00	N/R	50,606,600
58,500	6.750%, 12/01/42, 144A	12/27 at 100.00	N/R	67,820,805
273,150	7.000%, 12/01/50, 144A	12/27 at 100.00	N/R	316,627,286

57,071	Public Finance Authority of Wisconsin, Pass-Through Revenue Bonds, Second Amended & Restated Promissory Note of Natgasoline LLC, Series 2016, 10.000%, 6/30/21, 144A, (cash 10.000%, PIK 10.000%) (Pre-refunded 4/25/18)	4/18 at 100.00	N/R (7)	57,132,549

16,910	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series 2018A., 6.500%, 9/01/48	9/28 at 100.00	N/R	17,035,810

3,400	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Taxable Series 2018B., 6.750%, 9/01/29	9/28 at 100.00	N/R	3,422,440

	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center, Senior Series 2017A.:
3,100	6.250%, 10/01/31, 144A	10/27 at 100.00	N/R	3,044,665
4,700	7.000%, 10/01/47, 144A	10/27 at 100.00	N/R	4,771,487
3,250	6.850%, 10/01/47, 144A	10/27 at 100.00	N/R	3,265,730

	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2012:
4,475	5.500%, 4/01/32	4/22 at 100.00	BB	4,827,317
4,250	5.750%, 4/01/42	4/22 at 100.00	BB	4,557,955

4,410	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2015, 5.875%, 4/01/45	4/25 at 100.00	BB	4,764,917

	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc., Series 2017A:
1,015	5.250%, 5/15/42, 144A	5/25 at 102.00	BB	1,102,239
1,335	5.250%, 5/15/47, 144A	5/25 at 102.00	BB	1,445,418

15,410	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A., 5.000%, 6/15/48, 144A	6/26 at 100.00	N/R	15,964,606

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Public Finance Authority, Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc., Series 2017A.:
$7,150	5.000%, 12/01/27	No Opt. Call	BBB–	$7,343,265
2,775	5.200%, 12/01/37	12/27 at 100.00	BBB–	2,831,860
2,725	5.350%, 12/01/45	12/27 at 100.00	BBB–	2,790,891

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mile Bluff Medical Center, Inc., Series 2014:
1,650	5.500%, 5/01/34	5/24 at 100.00	N/R	1,690,970
2,635	5.750%, 5/01/39	5/24 at 100.00	N/R	2,697,186

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2017:
4,000	5.000%, 7/01/42 (UB) (6)	7/27 at 100.00	A	4,453,480
8,500	4.000%, 7/01/47 (UB) (6)	7/27 at 100.00	A	8,532,215

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Refunding Series 2017:
1,850	5.000%, 8/01/37	8/24 at 103.00	N/R	1,885,798
1,900	5.000%, 8/01/39	8/24 at 103.00	N/R	1,932,471

3,955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust 3184, 13.598%, 11/15/41, 144A (IF) (6)	11/21 at 100.00	Aa2	5,325,091

2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Tender Option Bond Trust 2016-XG0072, 13.669%, 4/15/35, 144A (IF) (6)	4/23 at 100.00	A2	3,353,925

1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa2 (7)	1,337,590

2,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Tender Option Bond Trust 2016-XL0008, 15.051%, 8/15/37 (Pre-refunded 2/15/20), 144A (IF) (6)	2/20 at 100.00	Aa3 (7)	3,497,835

955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 2015-XF0118, 14.277%, 4/01/39 (Pre-refunded 4/01/19), 144A (IF) (6)	4/19 at 100.00	AA– (7)	1,093,551

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Tender Option Bond Trust 2015-XF1028:
2,500	12.887%, 11/15/44, 144A (IF) (6)	11/22 at 100.00	A1	3,173,525
380	12.887%, 11/15/44, 144A (IF) (6)	11/22 at 100.00	A1	482,376
750	12.887%, 11/15/44, 144A (IF) (6)	11/22 at 100.00	A1	952,058

9,990	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2016A, 5.000%, 2/15/42 (UB) (6)	2/26 at 100.00	A–	10,947,542

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A:
1,000	5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (7)	1,114,870
3,925	6.000%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (7)	4,405,067

2,130	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rocket Education Obligated Group, Series 2017C, 5.250%, 6/01/40, 144A	6/26 at 100.00	N/R	2,218,778

	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Continuing Care Retirement Community, Refunding Series 2017A.:
8,800	5.200%, 6/01/37	6/23 at 104.00	N/R	8,736,112
19,410	5.300%, 6/01/47	6/23 at 104.00	N/R	19,209,495
7,895	5.375%, 6/01/52	6/23 at 104.00	N/R	7,839,340

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A:
$2,655	8.375%, 6/01/37 (Pre-refunded 6/01/22), 144A		6/22 at 100.00	N/R (7)	$3,256,331
43,435	8.625%, 6/01/47 (Pre-refunded 6/01/22), 144A		6/22 at 100.00	N/R (7)	54,071,363

7,000	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2016, 6.000%, 6/01/49, 144A		6/22 at 104.00	N/R	7,278,320
944,729	Total Wisconsin				1,007,054,402
$20,536,957	Total Municipal Bonds (cost $17,317,693,447)				17,800,239,205

Shares	Description (1)				Value

	COMMON STOCKS – 1.0%

	Airlines – 1.0%

3,000,000	American Airlines Group Inc. (25)				$155,880,000

	Chemicals – 0.0%

3,615	Ingevity Corporation (26), (27)				266,389

	Containers & Packaging – 0.0%

21,692	WestRock Company (28)				1,391,976
	Total Common Stocks (cost $43,592,165)				157,538,365

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$66	Las Vegas Monorail Company, Senior Interest Bonds (9), (29)	5.500%	7/15/19	N/R	$42,063

18	Las Vegas Monorail Company, Senior Interest Bonds (9), (29)	5.500%	7/15/55	N/R	8,978
$84	Total Corporate Bonds (cost $5,586)				51,041
	Total Long-Term Investments (cost $17,361,291,198)				17,957,828,611

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.0%

	MUNICIPAL BONDS – 0.0%

	Georgia – 0.0%

$685	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Variable Rate Demand Obligations, Series 2016, 6.500%, 4/30/17 (5), (9), (30)		No Opt. Call	N/R	$599,021

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Vermont – 0.0%

$2,000	Vermont Economic Development Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Variable Rate Demand Obligations, Series 2013, 4.750%, 4/01/36, 144A (Mandatory put 4/03/28) (Alternative Minimum Tax) (30)	No Opt. Call	B–	$2,000,000
$2,685	Total Short-Term Investments (cost $2,685,000)			2,599,021
	Total Investments (cost $17,363,976,198) – 111.5%			17,960,427,632
	Floating Rate Obligations – (12.9)%			(2,082,355,000)
	Other Assets Less Liabilities – 1.4% (31)			230,634,324
	Net Assets – 100%			$16,108,706,956

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 5-Year Note	Short	(8,234)	6/18	$(939,825,055)	$(942,471,364)	$(2,646,309)	$(900,594)
U.S. Treasury 10-Year Note	Short	(5,263)	6/18	(632,862,587)	(637,563,109)	(4,700,522)	(1,233,583)
Total				$(1,572,687,642)	$(1,580,034,473)	$(7,346,831)	$(2,134,177)

Credit Default Swaps – OTC Uncleared

Counterparty	Referenced Entity	Buy/Sell Protection (32)	Current Credit Spread (33)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.	City of Chicago	Sell	0.96%	$90,000,000	1.000%	Quarterly	6/21/21	$136,080	$(6,629,145)	$6,765,225	(9)
Citigroup Global Markets Inc.	City of Chicago	Sell	1.47	5,000,000	1.000	Quarterly	6/20/22	(80,915)	(336,989)	256,074	(9)
Citigroup Global Markets Inc.	City of Chicago	Sell	2.40	5,000,000	1.000	Quarterly	6/20/24	(286,254)	(446,820)	160,566	(9)
Citigroup Global Markets Inc.	City of Chicago	Sell	2.63	5,000,000	1.000	Quarterly	12/20/24	(338,638)	(403,273)	64,635	(9)
Citigroup Global Markets Inc.	City of Chicago	Sell	4.05	10,000,000	1.000	Quarterly	12/20/27	(1,189,570)	(1,157,124)	(32,446	)(9)
Citigroup Global Markets Inc.	City of Chicago	Sell	4.35	40,000,000	1.000	Quarterly	6/20/28	(5,041,740)	(4,817,758)	(223,982	)(9)
Total				$155,000,000				$(6,801,037)	$(13,791,109)	$6,990,072
Total credit default swaps premiums paid									$—
Total credit default swaps premiums received									$(13,791,109)
Total unrealized appreciation on credit default swaps										$7,246,500
Total unrealized depreciation on credit default swaps										$(256,428)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)	For financial reporting purposes, the ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.

(5)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

(8)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.

(9)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)	On December 1, 2016, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 8.000% to 2.400%.

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

(11)	On December 1, 2016, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 9.000% to 6.750%.

(12)	On July 28, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.000% to 3.600%. On December 9, 2015, the Fund’s Adviser determined it was likely that this borrower would fulfill a greater portion of its obligation on this security, and therefore increased the security’s interest rate of accrual from 3.600% to 4.800%.

(13)	On July 28, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.125% to 3.675%. On December 9, 2015, the Fund’s Adviser determined it was likely that this borrower would fulfill a greater portion of its obligation on this security, and therefore increased the security’s interest rate of accrual from 3.675% to 4.900%.

(14)	On June 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on the security, and therefore reduced the security’s interest rate of accrual from 7.250% to 1.813%. On May 7, 2015, the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(15)	On December 1, 2014, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 7.750% to 0.775%.

(16)	Principal Amount (000) rounds to less than $1,000.

(17)	On July 1, 2014, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.000% to 4.200%.

(18)	On March 1, 2016, the Fund’s Adviser determined it was likely that this borrower would fulfill a portion of its obligation on this security, and therefore increased the security’s interest rate of accrual from 0.000% to 1.000%.

(19)	On September 1, 2016, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.500% to 3.850%.

(20)	On February 8, 2011, the Fund’s Adviser cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records. Effective March 1, 2011, the Fund’s custodian will resume accruing income at an annual interest rate of 4.500%.

(21)	On July 1, 2017, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.000% to 2.000%.

(22)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.250% to 4.688%.

(23)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.600% to 4.950%.

(24)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.750% to 5.063%.

(25)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(26)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(27)	Common Stock received as part of spin-off from WestRock Company.

(28)	Common Stock received as part of the bankruptcy settlement for Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, coupon 7.450%, Maturity 3/01/24.

(29)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.

(30)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(31)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(32)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(33)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.

IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Short Duration High Yield Municipal Bond Fund

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.7%

	MUNICIPAL BONDS – 97.7%

	Alabama – 1.0%

$10,170	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1993, 6.450%, 12/01/23 (Alternative Minimum Tax)	6/18 at 100.00	B3	$10,169,491

4,445	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1994, 6.450%, 12/01/23 (Alternative Minimum Tax)	6/18 at 100.00	B3	4,445,178

2,445	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 5.350%, 9/01/27, 144A	9/25 at 100.00	N/R	2,458,227

	Jefferson County Public Building Authority, Alabama, Lease Revenue Warrants, Series 2006:
45	5.125%, 4/01/18 – AMBAC Insured	No Opt. Call	CCC	45,000
610	5.125%, 4/01/20 – AMBAC Insured	6/18 at 100.00	CCC	611,037
100	5.125%, 4/01/21 – AMBAC Insured	6/18 at 100.00	CCC	100,171

	Jefferson County, Alabama, General Obligation Warrants, Refunding Series 2003A:
500	5.000%, 4/01/22 – NPFG Insured	6/18 at 100.00	A3	500,800
5,500	5.000%, 4/01/23 – NPFG Insured	6/18 at 100.00	A3	5,508,965

	Jefferson County, Alabama, General Obligation Warrants, Series 2004A:
500	5.000%, 4/01/18 – NPFG Insured	No Opt. Call	A3	500,000
25	5.000%, 4/01/21 – NPFG Insured	6/18 at 100.00	A3	25,040

1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013D, 5.000%, 10/01/22	No Opt. Call	BB	1,091,410

8,430	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.000%, 4/15/27	4/25 at 100.00	N/R	8,640,834

7,535	Selma Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, Zilkha Biomass Selma LLC Project, Series 2015, 7.500%, 5/01/25, 144A (Alternative Minimum Tax) (4)	No Opt. Call	N/R	5,425,200
41,305	Total Alabama			39,521,353

	Alaska – 0.0%

1,880	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015, 4.000%, 1/01/28 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	1,935,968

	Arizona – 3.4%

650	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007B, 1.945%, 1/02/37 (3-Month LIBOR*67% reference rate + 0.81% spread) (14)	6/18 at 100.00	AA–	601,133

	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 2015-XF2050:
3,000	1.274%, 1/01/37, 144A (IF) (5)	6/18 at 100.00	AA–	2,248,200
1,500	1.394%, 1/01/37, 144A (IF) (5)	6/18 at 100.00	AA–	1,124,100
1,500	1.423%, 1/01/37, 144A (IF) (5)	6/18 at 100.00	AA–	1,124,100
3,000	1.394%, 1/01/37, 144A (IF) (5)	6/18 at 100.00	AA–	2,248,200

	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017A:
500	4.000%, 7/01/21, 144A	No Opt. Call	BB	506,970
500	5.000%, 7/01/26, 144A	No Opt. Call	BB	537,335

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017D:
$1,000	4.000%, 7/01/27, 144A	No Opt. Call	BB	$996,890
500	5.000%, 7/01/37, 144A	7/27 at 100.00	BB	518,320

1,030	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017G., 5.000%, 7/01/37, 144A	7/27 at 100.00	BB	1,067,739

1,110	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc. Project, Series 2017B., 4.000%, 3/01/27, 144A	No Opt. Call	BB+	1,084,725

	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Leman Academy of Excellence Projects, Series 2017A.:
1,000	4.375%, 7/01/29, 144A	7/22 at 101.00	N/R	980,790
750	5.000%, 7/01/32, 144A	7/22 at 101.00	N/R	754,740

2,025	Arizona Industrial Development Authority, Multifamily Housing Revenue Bonds, Bridgewater Avondale Project, Series 2017, 4.750%, 1/01/28	7/25 at 101.00	N/R	1,970,953

	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2014:
85	3.000%, 7/15/18, 144A	No Opt. Call	N/R	85,214
605	5.000%, 7/15/24, 144A	No Opt. Call	N/R	652,571

1,585	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015, 4.000%, 7/15/25, 144A	No Opt. Call	N/R	1,569,118

224	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 2, Series 2014, 4.375%, 7/01/25, 144A	7/24 at 100.00	N/R	227,228

75	Florence Town Inc., Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Project – Queen Creek and Casa Grande Campuses, Series 2013, 4.000%, 7/01/18	No Opt. Call	Ba1	75,289

950	Industrial Development Authority, Pima County, Arizona, Education Revenue Bonds, Center for Academic Success Project, Series 2007, 5.500%, 7/01/37, 144A	6/18 at 100.00	BBB	950,532

6,915	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A, 4.000%, 7/01/25, 144A	No Opt. Call	BB	6,997,150

490	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Candeo Schools, Inc. Project, Series 2013, 6.000%, 7/01/23	No Opt. Call	BBB–	534,458

220	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 5.200%, 7/01/22 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (6)	233,983

4,465	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools East Mesa and Cadence, Nevada Campuses, Series 2017A, 4.000%, 7/01/22, 144A	7/19 at 101.00	N/R	4,381,058

3,190	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Phoenix/East Mesa and Cadence, Nevada Campuses, Series 2017B, 4.000%, 7/01/22, 144A	7/19 at 101.00	N/R	3,136,057

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Project, Series 2014A:
375	4.750%, 7/01/19, 144A	No Opt. Call	Ba1	380,719
1,250	5.750%, 7/01/24, 144A	No Opt. Call	Ba1	1,350,062

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015:
4,445	4.000%, 7/01/25, 144A	No Opt. Call	Ba1	4,478,782
1,360	5.000%, 7/01/45, 144A	7/25 at 100.00	Ba1	1,393,932

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$14,260	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities Foundation, Inc. Project, Series 2014, 5.000%, 2/01/24	No Opt. Call	B+	$14,065,779

525	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014, 6.000%, 5/01/24	No Opt. Call	N/R	559,555

2,295	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016, 4.375%, 7/01/26	No Opt. Call	BB	2,138,756

850	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, LEAD Charter School Project, Series 2014, 6.250%, 3/01/24	No Opt. Call	N/R	883,048

1,625	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Leading Edge Academy Maricopa Charter School Project, Series 2013, 7.750%, 12/01/43	12/23 at 100.00	N/R	1,781,049

1,105	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2014A , 7.500%, 2/01/25	2/24 at 100.00	N/R	1,187,621

1,600	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2017., 6.125%, 2/01/28, 144A	No Opt. Call	N/R	1,580,688

735	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Charter Schools Refunding Project, Series 2013Q, 4.500%, 7/01/20	No Opt. Call	Baa3	768,340

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Charter Schools Refunding Project, Series 2016R:
4,550	4.000%, 7/01/26	No Opt. Call	Baa3	4,672,031
5,555	5.000%, 7/01/31	7/26 at 100.00	Baa3	6,072,726

1,725	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools ? Mesa Project, Series 2015A, 4.000%, 12/15/24, 144A	No Opt. Call	BB	1,707,922

360	Show Low Bluff Community Facilities District, Show Low, Arizona, General Obligation Bonds, Series 2007, 5.875%, 7/15/32	7/18 at 100.00	N/R	322,258

700	Show Low Bluff Community Facilities District, Show Low, Arizona, Special Assessment Bonds, Area One, Series 2007, 5.600%, 7/01/31, 144A	6/18 at 100.00	N/R	626,213

369	Southside Community Facilities District 1, Prescott Valley, Arizona, Special Assessment Revenue Bonds, Series 2008, 7.250%, 7/01/32	7/18 at 100.00	N/R	222,444

1,500	Tartesso West Community Facility District, Buckeye, Arizona, Limited Tax General Obligation Bonds, Series 2007, 5.900%, 7/15/32	6/18 at 100.00	N/R	1,488,465

1,500	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU Project, Series 2017A., 5.500%, 10/01/27, 144A	No Opt. Call	N/R	1,520,400

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU Project, Series 2017B.:
42,000	4.700%, 10/01/24, 144A	4/21 at 100.00	N/R	41,930,280
9,000	5.350%, 10/01/25, 144A	10/21 at 100.00	N/R	9,145,890

692	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 5.750%, 7/01/22	6/18 at 100.00	N/R	692,062

870	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Inc. Project, Refunding Series 2015A, 3.900%, 9/01/24, 144A	No Opt. Call	BB+	880,327

500	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A, 5.000%, 8/01/20	No Opt. Call	A3	532,525
136,615	Total Arizona			134,988,727

	California – 7.9%

2,355	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%, 3/01/26 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R (6)	2,626,249

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A:
$1,130	5.000%, 3/01/21	No Opt. Call	Ba3	$1,182,229
6,395	5.000%, 3/01/26	No Opt. Call	Ba3	6,892,275
1,690	5.000%, 3/01/31	3/26 at 100.00	Ba3	1,801,219

1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2016-XG0019, 4.739%, 4/01/36, 144A (IF) (5)	6/18 at 100.00	AA	1,211,950

1,700	Blythe Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Refunding Series 2015, 5.000%, 5/01/25	No Opt. Call	N/R	1,896,945

	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
9,340	5.250%, 6/01/21	12/18 at 100.00	Baa2	9,468,145
20,060	5.450%, 6/01/28	12/18 at 100.00	B2	20,328,403
2,575	5.600%, 6/01/36	12/18 at 100.00	B2	2,609,556

	California Educational Facilities Authority, Revenue Bonds, Revenue Bonds, Loma Linda University Series 2017A:
625	5.000%, 4/01/28	4/27 at 100.00	Baa1	732,037
475	5.000%, 4/01/29	4/27 at 100.00	Baa1	553,475
1,000	5.000%, 4/01/31	4/27 at 100.00	Baa1	1,154,930

	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2017A:
385	5.000%, 8/15/30	8/27 at 100.00	Baa2	448,483
310	5.000%, 8/15/32	8/27 at 100.00	Baa2	357,827
225	4.000%, 8/15/34	8/27 at 100.00	Baa2	236,113
245	5.000%, 8/15/35	8/27 at 100.00	Baa2	279,163

500	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Series 2013A , 6.000%, 8/01/23	No Opt. Call	BB–	529,795

505	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2015A, 4.500%, 10/01/25	10/22 at 102.00	BB+	518,150

270	California Municipal Finance Authority Charter School Revenue Bonds, River Charter Schools Project, Series 2018A ., 4.500%, 6/01/28, 144A	6/26 at 100.00	BB	270,718

805	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Literacy First Project, Series 2010A, 5.500%, 9/01/22	9/20 at 100.00	BBB–	836,596

460	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa Academy Project, Series 2015, 4.375%, 7/01/25, 144A	No Opt. Call	BB+	473,358

870	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2014A, 4.150%, 10/01/24	10/22 at 102.00	BB+	881,371

6,130	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 4.000%, 7/01/26, 144A	No Opt. Call	BB	6,221,766

1,125	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A, 4.750%, 8/01/22	No Opt. Call	BB	1,178,201

1,525	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A , 6.000%, 6/01/23	6/22 at 102.00	N/R	1,616,957

1,480	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc. Projects, Series 2014B, 5.250%, 8/15/30	8/24 at 100.00	N/R	1,559,343

50	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2008A, 5.000%, 10/01/18	No Opt. Call	Baa1	50,697

165	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013, 5.000%, 10/01/22	No Opt. Call	Baa1	184,143

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,355	California Municipal Finance Authority, Revenue Bonds, California Baptist University, Series 2016A, 4.000%, 11/01/26, 144A	No Opt. Call	N/R	$2,444,160

1,250	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos Project Pinewood & Oakwood Schools, Series 2016B, 4.000%, 11/01/26, 144A	No Opt. Call	N/R	1,255,662

270	California Municipal Finance Authority, Revenue Bonds, Emerson College, Series 2011, 5.000%, 1/01/28	1/22 at 100.00	Baa2	293,371

1,230	California Municipal Finance Authority, Revenue Bonds, Emerson College, Series 2011, 5.000%, 1/01/28 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (6)	1,369,039

2,280	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 4.250%, 1/01/25	No Opt. Call	N/R	2,256,174

	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2015:
200	5.000%, 11/01/23	No Opt. Call	BBB–	222,244
300	5.000%, 11/01/24	No Opt. Call	BBB–	336,138
350	5.000%, 11/01/27	11/24 at 100.00	BBB–	389,067

	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
1,475	5.000%, 11/01/26	No Opt. Call	BBB–	1,676,308
2,320	5.000%, 11/01/27	11/26 at 100.00	BBB–	2,608,817
1,425	5.000%, 11/01/28	11/26 at 100.00	BBB–	1,594,489
1,500	5.250%, 11/01/29	11/26 at 100.00	BBB–	1,696,575
850	5.000%, 11/01/30	11/26 at 100.00	BBB–	941,094
1,000	5.250%, 11/01/31	11/26 at 100.00	BBB–	1,124,740

	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2017A:
2,520	5.000%, 2/01/31	2/27 at 100.00	Baa1	2,874,665
2,070	5.000%, 2/01/32	2/27 at 100.00	Baa1	2,347,670

1,100	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services Southern California, LLC Project, Subordinate Series 2017, 8.000%, 12/01/27, 144A (Alternative Minimum Tax)	No Opt. Call	N/R	1,102,145

3,500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services, LLC., Series 2016, 7.000%, 12/01/27, 144A (Alternative Minimum Tax)	12/23 at 102.00	N/R	3,437,105

540	California Public Finance Authority, Charter School Lease Revenue Bonds, Multicultural Learning Center Project, Series 2017A, 5.250%, 6/15/27	No Opt. Call	N/R	539,568

	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017:
1,165	5.000%, 10/15/30	10/26 at 100.00	BBB–	1,309,390
1,000	5.000%, 10/15/32	10/26 at 100.00	BBB–	1,116,850

2,010	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development – Claremont Properties LLC Claremont Colleges Project, Series 2017A, 5.000%, 7/01/32, 144A	7/27 at 100.00	Ba2	2,183,362

1,325	California School Finance Authority Charter School Revenue Bonds, California, ACE Charter Schools, Obligated Group, Series 2016A, 4.500%, 6/01/29, 144A	6/26 at 100.00	N/R	1,347,883

2,825	California School Finance Authority Charter, School Revenue Bonds, Rocketship Education, Mateo Sheedy Project, Series 2015A, 4.250%, 3/01/28, 144A	6/25 at 100.00	N/R	2,867,714

1,195	California School Finance Authority, California, Charter School Revenue Bonds, Encore Education Obligated Group, Series 2016A, 5.000%, 6/01/26, 144A	No Opt. Call	N/R	1,202,875

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,155	California School Finance Authority, Charter School Revenue Bonds, City Charter School Obligated Group, Series 2016A, 5.000%, 6/01/26, 144A	No Opt. Call	N/R	$1,211,710

	California School Finance Authority, Charter School Revenue Bonds, Classical Academies Project, Series 2017A.:
2,000	4.000%, 10/01/27, 144A	No Opt. Call	BB+	2,039,620
2,155	5.000%, 10/01/32, 144A	10/27 at 100.00	BB+	2,309,772

	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep – Obligated Group, Series 2016:
1,000	4.000%, 6/01/26, 144A	No Opt. Call	N/R	1,006,890
1,000	4.500%, 6/01/31, 144A	6/26 at 100.00	N/R	1,019,110

1,375	California School Finance Authority, Charter School Revenue Bonds, Escuela Popular Charter School, Series 2017, 5.500%, 7/01/27, 144A	No Opt. Call	N/R	1,373,886

785	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education – Obligated Group, Series 2016A, 5.000%, 6/01/26, 144A	6/25 at 100.00	N/R	840,994

	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education ? Obligated Group, Series 2017A:
630	4.500%, 6/01/27, 144A	6/26 at 100.00	N/R	654,387
305	5.000%, 6/01/34, 144A	6/26 at 100.00	N/R	318,267

315	California School Finance Authority, Charter School Revenue Bonds, Rocketship Public Schools ? Obligated Group, Series 2017G, 5.000%, 6/01/30, 144A	6/27 at 100.00	N/R	336,455

500	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 5.500%, 6/01/22 (4)	6/20 at 102.00	N/R	372,500

980	California School Finance Authority, Educational Facility Revenue Bonds, New Designs Charter School Project, Series 2014A, 4.750%, 6/01/24, 144A	No Opt. Call	BB+	1,017,024

1,775	California School Finance Authority, Educational Facility Revenue Bonds, Partnerships to Uplift Communities Valley Project, Series 2014, 5.350%, 8/01/24	2/24 at 100.00	BB–	1,852,585

420	California School finance Authority, School Facility Revenue Bonds, ICEF – View Park Elementary and Middle Schools, Series 2014A, 4.750%, 10/01/24	No Opt. Call	BB	440,798

380	California School Finance Authority, School Facility Revenue Bonds, Alta Public Schools Project, Series 2014A, 5.750%, 11/01/24, 144A	No Opt. Call	N/R	397,681

430	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2014A, 4.125%, 7/01/24	No Opt. Call	BBB	456,832

940	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2013, 5.900%, 7/01/23	No Opt. Call	BB+	1,013,517

	California Statewide Communities Development Authority Revenue Bonds, California Baptist University, Refunding Series 2017A:
2,350	3.500%, 11/01/27, 144A	No Opt. Call	N/R	2,357,755
145	5.000%, 11/01/32, 144A	11/27 at 100.00	N/R	159,835

3,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/29	12/24 at 100.00	BB	3,318,780

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
1,735	5.000%, 12/01/26, 144A	6/26 at 100.00	BB	1,943,131
2,695	5.000%, 12/01/31, 144A	6/26 at 100.00	BB	2,943,695
2,000	5.000%, 12/01/36, 144A	6/26 at 100.00	BB	2,148,080

1,000	California Statewide Communities Development Authority, Revenue Bonds, 899 Charleston Project, Refunding Series 2014A, 5.000%, 11/01/24, 144A	No Opt. Call	N/R	1,082,960

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,000	California Statewide Communities Development Authority, Revenue Bonds, Lancer Educational Student Housing Project, Refunding Series 2016A, 4.000%, 6/01/26, 144A	No Opt. Call	N/R	$3,083,310

1,080	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 15-2 Rio Bravo, Series 2015A, 4.375%, 9/01/25	No Opt. Call	N/R	1,084,622

1,015	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2007-1 Orinda Wilder Project, Refunding Series 2015, 4.000%, 9/01/26	9/25 at 100.00	N/R	1,079,899

	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Refunding Series 2015R-1:
1,035	5.000%, 9/02/25	No Opt. Call	N/R	1,154,170
1,080	5.000%, 9/02/26	9/25 at 100.00	N/R	1,193,119

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
995	5.750%, 7/01/24 (7)	6/18 at 100.00	CCC	997,159
5,505	5.750%, 7/01/30 (7)	6/18 at 100.00	CCC	5,506,817
460	5.750%, 7/01/35 (7)	6/18 at 100.00	CCC	460,046

1,475	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.500%, 7/01/22 (7)	6/18 at 100.00	CCC	1,478,201

2,755	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H, 5.750%, 7/01/25 (7)	6/18 at 100.00	CCC	2,760,978

	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008:
1,135	5.000%, 9/01/22 – AMBAC Insured	9/18 at 100.00	N/R	1,148,892
500	5.250%, 9/01/27 – AMBAC Insured	9/18 at 100.00	N/R	505,450

1,500	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008, 5.250%, 9/01/27 (Pre-refunded 9/01/18) – AMBAC Insured	9/18 at 100.00	N/R (6)	1,523,070

540	Fontana, California, Community Facilities District No. 22, Special Tax Refunding Bonds, Sierra Hills South, Series 2014, 5.000%, 9/01/23	No Opt. Call	N/R	611,420

2,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B3	2,060,000

40,295	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	5/18 at 100.00	B3	40,335,295

	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A:
1,390	5.000%, 9/01/22 – SYNCORA GTY Insured	6/18 at 100.00	N/R	1,393,072
890	5.000%, 9/01/31 – SYNCORA GTY Insured	6/18 at 100.00	N/R	899,016

	Hesperia, California, Special Tax Bonds, Community Facilities District 2005-1 Belgate Development Restructuring Series 2014:
255	5.000%, 9/01/20	No Opt. Call	N/R	272,541
200	5.000%, 9/01/23	No Opt. Call	N/R	225,370
250	5.000%, 9/01/24	No Opt. Call	N/R	284,900
320	5.000%, 9/01/25	9/24 at 100.00	N/R	362,653
195	5.000%, 9/01/26	9/24 at 100.00	N/R	219,646

855	Huntington Beach, California, Special Tax Bonds, Community Facilities District 2003-1 Huntington Center, Refunding Series 2013, 4.000%, 9/01/20	No Opt. Call	N/R	892,988

4,110	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Palomar Estates West, Refunding Series 2015, 5.000%, 9/15/25	No Opt. Call	N/R	4,459,638

605	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Pillar Ridge, Refunding Series 2014A, 3.000%, 5/15/20	No Opt. Call	BBB	611,933

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$230	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.000%, 8/15/19	8/18 at 100.00	BBB–	$232,551

	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2015:
530	5.000%, 9/01/23	No Opt. Call	N/R	592,672
685	5.000%, 9/01/24	No Opt. Call	N/R	772,865
425	5.000%, 9/01/25	No Opt. Call	N/R	483,518
755	5.000%, 9/01/26	9/25 at 100.00	N/R	848,250
790	5.000%, 9/01/27	9/25 at 100.00	N/R	883,141
830	5.000%, 9/01/28	9/25 at 100.00	N/R	923,226

	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007:
760	5.000%, 6/01/21	5/18 at 100.00	N/R	760,274
4,780	4.625%, 6/01/21	5/18 at 100.00	N/R	4,781,195

100	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 1, Refunding Series 2014, 5.000%, 9/01/22	No Opt. Call	N/R	111,040

	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
500	5.000%, 9/01/23	No Opt. Call	N/R	561,540
595	5.000%, 9/01/24	No Opt. Call	N/R	676,931

	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015:
830	3.000%, 9/02/20	No Opt. Call	N/R	840,134
1,580	4.000%, 9/02/25	No Opt. Call	N/R	1,666,789

495	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B, 5.000%, 9/01/20	No Opt. Call	N/R	529,051

	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007B:
2,650	2.662%, 11/15/26 (3-Month LIBOR*67% reference rate + 1.43% spread) (14)	No Opt. Call	A–	2,674,645
2,125	2.682%, 11/15/27 (3-Month LIBOR*67% reference rate + 1.45% spread) (14)	No Opt. Call	A–	2,141,936

445	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	517,522

	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
295	4.000%, 1/01/21	No Opt. Call	B1	301,065
520	4.000%, 1/01/22	1/21 at 100.00	B1	528,632
145	5.250%, 1/01/23	1/21 at 100.00	B1	152,353
395	4.500%, 1/01/26	1/21 at 100.00	B1	407,320
15	5.250%, 1/01/27	1/21 at 100.00	B1	15,809
180	5.250%, 1/01/28	1/21 at 100.00	B1	189,709
10	5.000%, 1/01/29	1/21 at 100.00	B1	10,474
855	5.000%, 1/01/30	1/21 at 100.00	B1	895,544
1,185	5.000%, 1/01/31	1/21 at 100.00	B1	1,239,605

750	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Gateways Redevelopment Project, Series 2009A, 5.250%, 9/01/20 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R (6)	777,390

1,055	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Redevelopment Project 2, Series 2003A, 0.000%, 12/01/23 – AMBAC Insured	No Opt. Call	N/R	880,471

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Refunding Junior Lien Series 2014B:
$615	4.750%, 9/01/23	No Opt. Call	N/R	$654,895
665	5.200%, 9/01/28	9/24 at 100.00	N/R	745,611

250	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (6)	291,832

1,000	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2013, 5.000%, 12/01/29	12/23 at 100.00	N/R	1,022,180

	Orange County, California, Special Tax Bonds, Community Facilities District 2015-1 Esencia Village, Series 2015A:
680	5.000%, 8/15/25	No Opt. Call	N/R	781,864
760	5.000%, 8/15/27	8/25 at 100.00	N/R	862,995

470	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 5.500%, 11/01/19 (ETM)	No Opt. Call	N/R (6)	487,977

615	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1 (6)	653,351

1,325	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A, 4.000%, 9/01/18	No Opt. Call	N/R	1,337,574

	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2001-1 May Farms Improvement Area 6 &7, Refunding Series 2014E:
420	4.000%, 9/01/20	No Opt. Call	N/R	439,568
470	4.000%, 9/01/23	No Opt. Call	N/R	504,728
490	4.000%, 9/01/24	No Opt. Call	N/R	527,857
510	5.000%, 9/01/25	9/24 at 100.00	N/R	574,143
530	5.000%, 9/01/26	9/24 at 100.00	N/R	593,033

2,475	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Refunding Series 2014A, 4.375%, 9/01/24	9/23 at 100.00	N/R	2,717,649

100	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 15 Del Sur East Improvement Area C, Series 2016, 5.000%, 9/01/26	No Opt. Call	N/R	116,791

	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Junior Lien Series 2014:
50	2.500%, 10/01/18	6/18 at 100.00	N/R	50,028
70	3.050%, 10/01/19	6/18 at 100.00	N/R	70,043
85	3.450%, 10/01/20	6/18 at 100.00	N/R	85,075
105	3.850%, 10/01/21	6/18 at 100.00	N/R	105,122
135	4.150%, 10/01/22	6/18 at 100.00	N/R	135,175
155	4.400%, 10/01/23	6/18 at 100.00	N/R	155,219
175	4.550%, 10/01/24	6/18 at 100.00	N/R	175,243
205	4.650%, 10/01/25	6/18 at 100.00	N/R	205,281
230	4.800%, 10/01/26	6/18 at 100.00	N/R	230,322
260	4.900%, 10/01/27	6/18 at 100.00	N/R	260,364
290	5.050%, 10/01/28	6/18 at 100.00	N/R	290,400
325	5.100%, 10/01/29	6/18 at 100.00	N/R	325,439
360	5.200%, 10/01/30	6/18 at 100.00	N/R	360,493
395	5.250%, 10/01/31	6/18 at 100.00	N/R	395,537
440	5.350%, 10/01/32	6/18 at 100.00	N/R	440,612
480	5.400%, 10/01/33	6/18 at 100.00	N/R	480,662

500	Richmond Community Development Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/24 at 100.00	AA	570,115

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$345	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 5.000%, 10/01/29 – AGM Insured	10/24 at 100.00	AA	$395,073

	Riverside County, California, Special Tax Bonds, Community Facilities District 03-1 Newport Road, Series 2014:
500	4.125%, 9/01/23	No Opt. Call	N/R	544,045
500	4.250%, 9/01/24	No Opt. Call	N/R	550,280
750	5.000%, 9/01/25	9/24 at 100.00	N/R	850,432

95	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013, 4.000%, 9/01/21	No Opt. Call	N/R	98,862

	Romoland School District, California, Special Tax Bonds, Community Facilities District 2004-1 Heritage Lake Improvement Area 1 & 2, Refunding Series 2015:
1,515	5.000%, 9/01/25	No Opt. Call	N/R	1,741,008
1,655	5.000%, 9/01/26	9/25 at 100.00	N/R	1,887,610
805	5.000%, 9/01/27	9/25 at 100.00	N/R	912,395

	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Pakard Campus Oaks, Series 2016:
1,015	4.000%, 9/01/26	No Opt. Call	N/R	1,042,730
365	5.000%, 9/01/31	9/26 at 100.00	N/R	390,838

1,000	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015, 5.000%, 9/01/27	9/25 at 100.00	N/R	1,146,290

	San Bernardino County, California, Special Tax Bonds, Community Facilities District 2002-1 Kaiser Commerce Center, Refunding Series 2014:
400	5.000%, 9/01/23	No Opt. Call	N/R	453,992
655	5.000%, 9/01/26	9/24 at 100.00	N/R	734,117

	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
2,500	6.500%, 12/01/22	12/21 at 100.00	Ba2	2,825,200
4,000	7.000%, 12/01/26	12/21 at 100.00	Ba2	4,540,200
385	8.000%, 12/01/31	12/21 at 100.00	Ba2	441,737
2,030	7.500%, 12/01/41	12/21 at 100.00	Ba2	2,276,198

	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015:
190	4.000%, 9/01/23	No Opt. Call	N/R	203,045
95	5.000%, 9/01/24	No Opt. Call	N/R	107,543
485	5.000%, 9/01/25	No Opt. Call	N/R	552,124
295	5.000%, 9/01/26	9/25 at 100.00	N/R	333,728
490	5.000%, 9/01/27	9/25 at 100.00	N/R	550,520
495	5.000%, 9/01/29	9/25 at 100.00	N/R	550,940

750	San Diego Tobacco Settlement Revenue Funding Corporation, California, Tobacco Settlement Bonds, Subordinate Series 2018C., 4.000%, 6/01/32	6/28 at 100.00	BBB	759,375

	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A:
360	5.000%, 8/01/23	No Opt. Call	A–	409,046
400	5.000%, 8/01/24	No Opt. Call	A–	460,960
350	5.000%, 8/01/25	8/24 at 100.00	A–	402,895

	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D:
5,500	0.000%, 8/01/23, 144A	8/21 at 91.48	N/R	4,340,490
750	0.000%, 8/01/26, 144A	8/21 at 79.08	N/R	508,635

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,255	San Jacinto, California, Special Tax Bonds, Community Facilities District 2002-1 Rancho San Jacinto Phase 2, Series 2016, 5.000%, 9/01/30	9/26 at 100.00	N/R	$1,419,405

250	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2002-1, Refunding Series 2013, 5.000%, 9/01/21	No Opt. Call	N/R	272,275

8,405	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 2.658%, 11/01/38 (3-Month LIBOR*67% reference rate + 1.47% spread) (14)	No Opt. Call	BBB+	7,632,917

125	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Refunding Series 2011, 5.000%, 7/01/21 – AGM Insured	No Opt. Call	A2	137,547

100	Stockton-East Water District, California, Certificates of Participation, Series 2002A Refunding, 5.000%, 4/01/20 – FGIC Insured	6/18 at 100.00	Baa2	100,256

185	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 5.500%, 9/01/27, 144A	No Opt. Call	N/R	186,519

6,440	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 4.750%, 6/01/23	5/18 at 100.00	BB+	6,441,224

	Tustin, California, Special Tax Bonds, Community Facilities District 14-1 Tustin Legacy/Standard Pacific, Refunding Series 2015A:
250	5.000%, 9/01/26	9/25 at 100.00	N/R	286,755
225	5.000%, 9/01/28	9/25 at 100.00	N/R	256,302

3,265	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.000%, 1/01/26 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa2 (6)	3,634,206

310	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2015-1 Arambel-KDN, Refunding Series 2015, 5.000%, 9/01/25	No Opt. Call	N/R	328,854

9,230	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.000%, 9/01/25	9/22 at 102.00	N/R	10,332,708

	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2015-1, Series 2017:
400	5.000%, 9/01/28	9/26 at 100.00	N/R	458,432
350	5.000%, 9/01/30	9/26 at 100.00	N/R	394,478
301,570	Total California			313,792,684

	Colorado – 3.1%

2,610	Adonea Metropolitan District 2, Colorado, Aurora, Arapahoe County, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2018A., 4.500%, 12/01/28	12/23 at 103.00	N/R	2,618,717

500	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.875%, 10/01/26 – SYNCORA GTY Insured	No Opt. Call	BBB–	569,660

515	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2017A., 4.000%, 12/01/27	12/22 at 103.00	N/R	510,901

1,100	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.000%, 12/01/37	12/22 at 103.00	N/R	1,112,672

415	Cathedral Pines Metropolitan District, El Paso County, Colorado, General Obligation Bonds, Refunding Series 2016, 4.000%, 12/01/26	No Opt. Call	Ba2	414,079

10,135	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/29, 144A	12/22 at 103.00	N/R	10,972,962

1,595	Clear Creek Station Metropolitan District 2, Adams County, Colorado, Limited Tax General Obligation Refunding & Improvement Series 2017A, 4.375%, 12/01/32	12/22 at 103.00	N/R	1,617,218

275	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc. K-8 Facility Project, Series 2013, 5.000%, 6/01/23	No Opt. Call	A+	308,085

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$2,410	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds World Compass Academy Project, Series 2017, 4.625%, 10/01/27	No Opt. Call	N/R	$2,370,934

625	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aspen Ridge School Project, Series 2015A, 4.125%, 7/01/26, 144A	7/25 at 100.00	BB	629,837

360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009, 4.750%, 7/15/29	7/19 at 100.00	BBB	366,127

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Eagle Ridge Academy Project, Refunding & Improvement Series 2016, 5.000%, 11/01/36, 144A	11/21 at 100.00	BB+	508,490

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 6.750%, 8/01/28 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (6)	508,500

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014A, 5.000%, 1/15/29	1/24 at 100.00	A+	552,990

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.000%, 12/01/29	12/19 at 100.00	BBB–	1,030,160

1,125	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014, 4.125%, 7/01/24, 144A	No Opt. Call	BB	1,136,362

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Refunding & Improvement Series 2015:
545	4.000%, 12/15/25	No Opt. Call	BBB–	565,001
1,160	5.000%, 12/15/28	12/25 at 100.00	BBB–	1,258,554

680	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy Project, Refunding & Development Series 2016, 3.875%, 9/01/26, 144A	9/21 at 100.00	N/R	666,638

300	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Science Technology Engineering and Math School Project, Refunding Series 2014, 4.000%, 11/01/24	No Opt. Call	BB+	302,586

865	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013, 6.375%, 8/01/24	No Opt. Call	N/R	948,654

1,150	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2016, 5.000%, 2/01/27, 144A	2/26 at 100.00	N/R	1,139,408

3,155	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.250%, 2/01/33	2/21 at 100.00	BBB+	3,328,399

3,680	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	BBB+	3,950,738

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012, 5.625%, 6/01/22 (4), (8)	No Opt. Call	N/R	366,935

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012B:
2,000	5.000%, 12/01/25	12/22 at 100.00	BBB+	2,213,060
530	4.000%, 12/01/26	12/22 at 100.00	BBB+	552,642

535	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012C, 5.000%, 12/01/21	No Opt. Call	BBB+	587,398

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
1,500	5.000%, 6/01/23	No Opt. Call	BBB	1,672,005
3,520	5.000%, 6/01/25	No Opt. Call	BBB	3,989,920

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project, Refunding & Improvement Series 2017A:
$400	5.000%, 5/15/27	No Opt. Call	BB+	$447,796
250	5.250%, 5/15/28	5/27 at 100.00	BB+	282,845
2,275	5.250%, 5/15/30	5/27 at 100.00	BB+	2,545,679
550	5.250%, 5/15/32	5/27 at 100.00	BB+	610,940

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sunny Vista Living Center Project, Series 2015A:
700	5.000%, 12/01/25, 144A	No Opt. Call	N/R	720,594
750	5.500%, 12/01/30, 144A	12/25 at 100.00	N/R	779,370

630	Colorado International Center Metropolitan District 3, Colorado, General Obligation Limited Tax Bonds, Series 2016, 4.625%, 12/01/31	12/21 at 103.00	N/R	603,168

520	Colorado Springs Urban Renewal Authority, Colorado, Subordinate Tax Increment Revenue Bonds, University Village Colorado Project, Refunding Series 2016, 6.750%, 12/15/30	12/21 at 103.00	N/R	492,508

1,000	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006, 5.250%, 12/01/30	12/20 at 103.00	N/R	1,053,760

504	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 4.500%, 12/01/26	12/25 at 100.00	N/R	510,492

2,165	Cundall Farms Metropolitan District, In the City of Thornton, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A., 4.625%, 12/01/32	12/22 at 103.00	N/R	2,145,537

400	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2009A, 6.250%, 12/01/33	12/19 at 100.00	BBB	419,164

485	Denver International Business Center Metropolitan District 1, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2010, 5.000%, 12/01/30	12/20 at 100.00	BBB–	499,700

	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015:
200	5.000%, 12/01/19	No Opt. Call	N/R	208,112
430	5.000%, 12/01/20	No Opt. Call	N/R	456,583
850	5.000%, 12/01/24	12/22 at 100.00	N/R	914,583

	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
6,315	5.250%, 12/01/24	No Opt. Call	N/R	6,533,183
1,500	5.750%, 12/01/30	12/24 at 100.00	N/R	1,551,795

580	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado, General Obligation Bonds, Series 2016A, 4.000%, 12/01/26	12/21 at 100.00	N/R	568,736

950	Harmony Technology Park Metropolitan District 2, Fort Collins, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2017, 4.500%, 12/01/32	12/22 at 103.00	N/R	940,899

1,635	Hawthorn Metropolitan District No. 2, Jefferson County, Colorado, General Obligation, Refunding Series 2017A., 4.500%, 12/01/32	12/22 at 103.00	N/R	1,614,186

1,395	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015, 6.000%, 12/01/28	12/24 at 100.00	N/R	1,439,612

3,551	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2015, 4.750%, 12/01/26	12/20 at 103.00	N/R	3,577,668

1,735	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2017, 5.625%, 12/01/34	12/20 at 103.00	N/R	1,757,052

4,325	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.125%, 12/01/31	12/21 at 103.00	N/R	4,218,951

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$500	Lakes at Centerra Metropolitan District 2, Loveland, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018A., 4.625%, 12/01/27	12/23 at 103.00	N/R	$502,665

3,000	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 12/15/25	12/23 at 100.00	N/R	3,005,220

	Leyden Rock Metropolitan District No. 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016A:
1,675	4.000%, 12/01/25	12/21 at 103.00	N/R	1,705,418
750	4.375%, 12/01/33	12/21 at 103.00	N/R	750,172

740	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 4.000%, 12/01/26	12/25 at 100.00	N/R	750,804

1,160	One Horse Business Improvement District, Lakewood, Colorado, Sales Tax Sharing Revenue Bonds, Refunding Series 2004, 6.000%, 6/01/24	6/18 at 100.00	N/R	1,161,357

1,405	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation Limited Tax and Revenue Bonds, Series 2016, 4.375%, 12/01/31	12/21 at 103.00	N/R	1,377,307

1,620	Parker Homestead Metropolitan District, Parker, Douglas County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2016, 4.500%, 12/01/30	12/21 at 103.00	N/R	1,618,364

3,370	Prairie Center Metropolitan District No. 3, In the City of Brighton, Adams County, Colorado, Limited Property Tax Supported Primary Improvements Revenue Bonds, Refunding Series 2017A, 4.125%, 12/15/27, 144A	12/26 at 100.00	N/R	3,414,282

3,000	Promenade at Castle Rock Metropolitan District 1, Colorado, General Obligation Bonds, Limited Tax Series 2015A, 5.125%, 12/01/25	12/20 at 103.00	N/R	3,197,610

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
2,195	6.125%, 11/15/23 (5)	No Opt. Call	A–	2,568,062
440	6.250%, 11/15/28	No Opt. Call	A–	550,506

200	Red Sky Ranch Metropolitan District, Eagle County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2015, 4.250%, 12/01/28	12/24 at 100.00	N/R	200,336

215	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 5.375%, 1/15/25	7/20 at 100.00	Baa3	229,072

575	Serenity Ridge Metropolitan District No. 2, In the City of Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding and Improvement Bonds Series 2018A, 4.500%, 12/01/28	12/23 at 103.00	N/R	577,375

1,735	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Limited Tax Series 2016A, 4.500%, 12/01/31	12/21 at 103.00	N/R	1,712,254

650	Solaris Metropolitan District 3, Vail, Colorado, Limited Tax General Obligation Bonds, Refunding Convertible to Unlimited Tax Series 2016A, 3.750%, 12/01/26	12/21 at 103.00	N/R	651,365

	SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series 2016:
8,055	3.500%, 12/01/26	12/21 at 103.00	N/R	7,877,790
3,005	5.000%, 12/01/30	12/21 at 103.00	N/R	3,134,365

	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2017A-1:
275	3.000%, 12/01/22	No Opt. Call	Ba1	274,755
400	3.500%, 12/01/27	No Opt. Call	Ba1	396,424

500	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/38	12/19 at 103.00	N/R	515,700

500	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Senior Series 2015A, 5.500%, 12/01/35	12/20 at 103.00	N/R	510,920

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$2,475	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Senior Series 2017A., 5.000%, 12/01/30	12/22 at 102.00	N/R	$2,546,800

432	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.100%, 12/01/26	6/18 at 100.00	N/R	432,674
117,752	Total Colorado			121,324,142

	Connecticut – 0.5%

8,660	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	6/18 at 100.00	Caa1	8,392,493

10,000	Connecticut State, General Obligation Bonds, Securities Industry & Financial Markets Association Index, Series 2015C, 2.860%, 6/15/24 (UB) (5)	No Opt. Call	A	10,285,700
18,660	Total Connecticut			18,678,193

	Delaware – 0.1%

2,500	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	2,602,825

2,040	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc. Project, Series 2015A, 6.250%, 9/01/25, 144A	3/25 at 100.00	N/R	2,044,386

830	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013, 5.000%, 7/01/21	No Opt. Call	BBB–	886,755
5,370	Total Delaware			5,533,966

	District of Columbia – 0.1%

	District of Columbia, Revenue Bonds, Ingleside at Rock Creek Project, Series 2017A:
645	4.125%, 7/01/27	7/24 at 103.00	N/R	654,804
270	5.000%, 7/01/32	7/24 at 103.00	N/R	286,178

725	District of Columbia, Revenue Bonds, KIPP DC Issue, Series 2013A, 5.000%, 7/01/23 (ETM)	No Opt. Call	BBB+ (6)	802,894

1,435	District of Columbia, Revenue Bonds, The Methodist Home of the District of Columbia, Series 1999, 4.500%, 1/01/25	No Opt. Call	N/R	1,415,226
3,075	Total District of Columbia			3,159,102

	Florida – 11.0%

455	A.H. at Turnpike South Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Phase One Project, Series 2015, 5.500%, 11/01/25	No Opt. Call	N/R	477,186

2,235	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.250%, 11/01/25	No Opt. Call	N/R	2,237,660

13,000	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Shands Healthcare Project, Series 2007A, 2.214%, 12/01/37 (3-Month LIBOR*67% reference rate + 0.87% spread) (14)	6/18 at 100.00	A3	12,040,600

	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Area 3-A Series 2018A.:
735	4.000%, 11/01/24 (WI/DD, Settling 4/19/18)	No Opt. Call	N/R	737,087
775	4.750%, 11/01/29 (WI/DD, Settling 4/19/18)	11/28 at 100.00	N/R	768,203

	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Area A-2 Series 2016:
230	4.250%, 11/01/21	No Opt. Call	N/R	230,545
725	5.500%, 11/01/30	11/26 at 100.00	N/R	733,359

725	Arborwood Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2018A-2., 4.625%, 5/01/28	No Opt. Call	N/R	727,653

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Armstrong Community Development District, Clay County, Florida, Special Assessment Revenue Bonds, Series 2017A:
$355	3.625%, 11/01/23, 144A	No Opt. Call	N/R	$355,050
430	4.500%, 11/01/28, 144A	11/27 at 100.00	N/R	430,894

630	Armstrong Community Development District, Clay County, Florida, Special Assessment Revenue Bonds, Series 2017B, 5.250%, 11/01/29, 144A	No Opt. Call	N/R	633,975

210	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2017, 5.000%, 5/01/28	No Opt. Call	N/R	211,388

600	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 2 Project, Series 2017A-1, 5.375%, 5/01/28	No Opt. Call	N/R	597,438

215	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 2 Project, Series 2017A-2, 6.000%, 5/01/29	No Opt. Call	N/R	215,159

11,085	Ave Maria Stewardship Community District, Florida, Bond Anticipation Notes, Phase 3 Master Improvements Project, Series 2016, 4.625%, 11/01/21	11/19 at 100.00	N/R	11,075,578

1,130	Aventura Isles Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2013, 5.250%, 11/01/24	No Opt. Call	N/R	1,209,846

	Babcock Ranch Community Independent Special District, Florida, Special Assessment Bonds, Series 2015:
545	4.250%, 11/01/21	No Opt. Call	N/R	558,254
775	4.750%, 11/01/26	11/25 at 100.00	N/R	802,396
1,135	5.000%, 11/01/31	11/25 at 100.00	N/R	1,160,810

795	Ballentrae Hillsborough Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2014, 5.000%, 11/01/28	11/25 at 100.00	N/R	803,689

1,000	Bannon Lakes Community Development District, Saint Johns County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.500%, 11/01/25	No Opt. Call	N/R	1,041,650

375	Bartram Park Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Lien Series 2015A-2, 4.000%, 5/01/20	No Opt. Call	BBB	379,447

460	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2016, 3.625%, 9/01/26	9/23 at 100.00	BBB	456,527

	Bay Laurel Center Community Development District, Marion County, Florida, Special Assessment Bonds, Refunding Indigo Series 2016:
50	3.000%, 5/01/19	No Opt. Call	N/R	50,057
25	3.500%, 5/01/20	No Opt. Call	N/R	25,194
50	3.500%, 5/01/21	No Opt. Call	N/R	50,275
55	3.500%, 5/01/22	No Opt. Call	N/R	54,751
55	3.500%, 5/01/23	No Opt. Call	N/R	54,469
60	3.750%, 5/01/24	No Opt. Call	N/R	59,676
40	3.750%, 5/01/25	No Opt. Call	N/R	39,388

	Beach Road Golf Estates Community Development District, Bonita Springs, Florida, Special Assessment Bonds Series 2015:
3,225	4.000%, 11/01/25	No Opt. Call	N/R	3,265,635
3,105	4.700%, 11/01/29	11/25 at 100.00	N/R	3,229,324

710	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/27	No Opt. Call	BBB–	794,412

490	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2016, 3.750%, 11/01/31	11/26 at 100.00	BBB–	486,379

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Bellalago Educational Facilities Benefit District, Florida, Capital Improvement Bonds, Refunding Series 2014:
$1,125	3.875%, 5/01/24	No Opt. Call	A2	$1,186,987
1,165	4.000%, 5/01/25	5/24 at 100.00	A2	1,225,953
1,220	4.125%, 5/01/26	5/24 at 100.00	A2	1,285,307
1,070	4.250%, 5/01/27	5/24 at 100.00	A2	1,130,369

755	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A, 4.750%, 11/01/27	No Opt. Call	N/R	772,478

500	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.100%, 5/01/26	No Opt. Call	N/R	506,380

420	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Refunding Series 2013A, 5.000%, 4/01/19	No Opt. Call	A	432,638

3,595	Brevard County, Florida, Industrial Development Revenue Bonds, TUFF Florida Tech Project, Series 2009, 6.500%, 11/01/29	11/19 at 100.00	BB+	3,725,391

750	Brookstone Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2018., 4.625%, 11/01/28, 144A	No Opt. Call	N/R	757,162

2,300	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	6/18 at 100.00	Caa1	2,300,920

	Bullfrog Creek Community Development District, Florida, Hillsborough County, Special Assessment Bonds, Series 2017:
185	4.000%, 11/01/22	No Opt. Call	N/R	186,387
225	4.750%, 11/01/28	11/27 at 100.00	N/R	229,120

	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care Inc. Project, Series 2015:
230	3.750%, 7/01/19, 144A	No Opt. Call	N/R	231,242
500	4.000%, 7/01/20, 144A	No Opt. Call	N/R	506,085
580	4.250%, 7/01/21, 144A	No Opt. Call	N/R	592,667
550	4.500%, 7/01/22, 144A	No Opt. Call	N/R	568,419
1,230	4.750%, 7/01/24, 144A	No Opt. Call	N/R	1,286,691

735	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2014A, 6.500%, 1/01/24 (4)	1/21 at 103.00	N/R	612,542

280	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2016A, 5.750%, 1/01/50 (4)	6/18 at 100.00	N/R	252,848

6,800	Capital Trust Agency, Florida, Fixed Rate Air Cargo Revenue Refunding Bonds, Aero Miami FX, LLC Project, Series 2010A, 5.350%, 7/01/29	7/20 at 100.00	Baa3	7,079,344

	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc., Series 2018.:
900	5.900%, 8/15/28, 144A	No Opt. Call	N/R	905,472
515	6.100%, 8/15/38, 144A	8/28 at 100.00	N/R	518,492

2,490	Capital Trust Agency, Florida, Revenue Bonds, Odyssey Charter School Project, Series 2017A, 4.750%, 7/01/27, 144A	No Opt. Call	BB	2,486,140

1,765	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2017A, 4.375%, 6/15/27, 144A	No Opt. Call	N/R	1,721,157

665	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2017A, 4.000%, 10/15/29, 144A	10/27 at 100.00	Ba2	645,821

	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior Housing, Inc. Project, Series 2017:
1,645	5.000%, 8/01/27, 144A	8/24 at 103.00	N/R	1,662,437
490	5.375%, 8/01/32, 144A	8/24 at 103.00	N/R	498,408

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$910	Carlton Lakes Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2015, 5.125%, 11/01/29	11/26 at 100.00	N/R	$929,847

	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2014:
1,055	4.750%, 5/01/24	No Opt. Call	N/R	1,070,530
1,775	5.000%, 5/01/34	5/24 at 100.00	N/R	1,795,324

500	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2017, 4.000%, 5/01/22, 144A	No Opt. Call	N/R	508,985

	Centre Lake Community Development District, Miami Lakes, Florida, Special Assessment Bonds, Series 2016:
375	4.125%, 12/15/27	12/26 at 100.00	N/R	371,580
500	4.500%, 12/15/32	12/26 at 100.00	N/R	508,820

	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A:
4,520	4.500%, 6/01/23	No Opt. Call	BBB–	4,677,522
500	5.250%, 6/01/28	6/23 at 100.00	BBB–	533,905
1,000	5.625%, 6/01/33	6/23 at 100.00	BBB–	1,072,150

865	Collier County Industrial Development Authority, Facilities Revenue Bonds, Gulf Coast Charter Academy, Series 2017A, 4.100%, 12/01/27, 144A	No Opt. Call	N/R	854,092

4,710	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A, 7.000%, 5/15/24, 144A	No Opt. Call	N/R	5,198,239

470	Concord Station Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2016A-2, 4.125%, 5/01/26	No Opt. Call	N/R	469,506

230	Connerton West Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2018A-2 Phase 2., 4.625%, 5/01/28 (WI/DD, Settling 4/03/18)	No Opt. Call	N/R	229,533

2,370	Corkscrew Farms Community Development District, Lee County, Florida, Special Assessment Bonds, Area One Project, Series 2016, 4.250%, 11/01/27	No Opt. Call	N/R	2,364,383

	Corkscrew Farms Community Development District, Lee County, Florida, Special Assessment Bonds, Area Two Project, Series 2017.:
1,280	3.750%, 11/01/23, 144A	No Opt. Call	N/R	1,281,421
1,400	4.500%, 11/01/28, 144A	No Opt. Call	N/R	1,399,916

630	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1, 4.625%, 11/01/27	No Opt. Call	N/R	642,228

2,130	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Senior Lien Series 2014A-1, 4.000%, 5/01/24	No Opt. Call	BBB	2,230,536

800	Cypress Creek Community Development District, Hillborough County, Florida, Capital Improvement Bonds, Subordinate Lien, Series 2017A, 6.000%, 5/01/29	6/18 at 100.00	N/R	779,968

	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015:
860	4.500%, 5/01/25	No Opt. Call	N/R	876,546
1,595	4.625%, 5/01/26	No Opt. Call	N/R	1,630,186

2,580	Durbin Crossing Community Development District, Florida, Special Assessment Bonds, Senior Refunding Series 2017A-1, 5.000%, 5/01/32 – AGM Insured	5/27 at 100.00	AA	2,904,332

2,750	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2015, 4.250%, 5/01/25	5/22 at 100.00	N/R	2,803,570

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,470	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2013, 4.125%, 11/01/23	No Opt. Call	N/R	$1,501,620

750	Epperson Ranch Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-1, 5.000%, 11/01/28	11/27 at 100.00	N/R	745,710

1,675	Epperson Ranch Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-2, 5.250%, 11/01/29	No Opt. Call	N/R	1,640,813

325	Escambia County Health Facilities Authority, Florida, Health Facility Revenue Bonds, Baptist Hospital, Inc. Project, Series 2010A, 5.750%, 8/15/29	8/20 at 100.00	A3	349,037

1,095	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2013, 6.375%, 11/01/26	No Opt. Call	N/R	1,232,554

395	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2015, 4.000%, 11/01/22	No Opt. Call	N/R	398,907

510	Fiddlers Creek Community Development District 1, Collier County, Florida, Special Assessment Revenue Bonds, Refunding Series 2013A, 3.625%, 5/01/18 (ETM)	No Opt. Call	N/R (6)	510,107

1,050	Fiddlers Creek Community Development District 1, Collier County, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/21	No Opt. Call	N/R	1,039,783

4,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.625%, 12/15/31	12/21 at 101.00	N/R	4,379,000

300	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A, 5.000%, 6/15/27, 144A	6/26 at 100.00	N/R	303,195

1,635	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A, 5.750%, 7/01/24	No Opt. Call	N/R	1,674,403

1,070	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2017A, 5.000%, 7/01/27, 144A	No Opt. Call	N/R	1,057,449

4,040	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2017C., 5.150%, 7/01/27, 144A	No Opt. Call	N/R	4,001,620

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A:
2,650	5.125%, 6/15/26, 144A	No Opt. Call	N/R	2,633,146
5,700	4.000%, 7/15/26, 144A	No Opt. Call	N/R	5,573,802

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami Arts Charter School Projects, Series 2014:
330	5.000%, 6/15/24, 144A	No Opt. Call	N/R	326,687
3,750	5.625%, 6/15/29, 144A	6/24 at 100.00	N/R	3,675,000

2,585	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A, 5.000%, 6/15/25, 144A	No Opt. Call	N/R	2,668,392

890	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A, 6.500%, 6/15/21	No Opt. Call	BB	934,571

5,855	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A, 6.375%, 12/15/25	6/23 at 100.00	N/R	6,341,550

1,750	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A, 5.750%, 6/15/29	6/24 at 100.00	N/R	1,860,740

14,100	Florida Development Finance Corporation, Healthcare Facilities Revenue Bonds, UF Health –Jacksonville Project, Series 2013A, 6.000%, 2/01/33	8/23 at 100.00	Baa3	15,468,546

	Florida Mid-Bay Bridge Authority, Revenue Bonds, 1st Senior Lien Series 2015A:
1,250	5.000%, 10/01/25	No Opt. Call	BBB+	1,447,562
2,000	5.000%, 10/01/26	10/25 at 100.00	BBB+	2,301,440

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$7,150	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series 2002-1, 2.520%, 10/01/21 – AMBAC Insured	No Opt. Call	A2	$7,150,000

2,025	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series 2002-2, 2.424%, 10/01/21 – AMBAC Insured	No Opt. Call	A2	2,025,000

13,800	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series 2002-3, 2.590%, 10/01/21 – AMBAC Insured	No Opt. Call	A2	13,800,000

1,650	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Series 2000, 2.424%, 10/01/21 – AMBAC Insured	No Opt. Call	A2	1,650,000

27,705	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project – South Segment, Series 2017., 0.000%, 1/01/47, 144A (Alternative Minimum Tax)	1/19 at 105.00	BB–	28,549,448

715	Flow Way Community Development District, Florida, Special Assessment Bonds, Phase 5 Project, Series 2016, 4.350%, 11/01/27	11/26 at 100.00	N/R	720,684

1,100	Flow Way Community Development District, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/27	11/24 at 100.00	N/R	1,178,606

590	Flow Way Community Development District, Florida, Special Assessment Bonds, Series 2015, 4.250%, 11/01/25	No Opt. Call	N/R	592,962

525	Forest Brooke Community Development District, Florida, Special Assessment Bonds, Series 2017, 4.500%, 12/15/27	No Opt. Call	N/R	530,476

560	Gateway Services Community Development District, Fort Myers Lee County, Florida, Special Assessment Refunding Bonds, Series 2013, 5.250%, 5/01/23	No Opt. Call	N/R	583,772

220	Glen St Johns Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.250%, 5/01/38	6/18 at 100.00	N/R	220,130

700	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area Project, Improvement Series 2014A-1, 4.000%, 5/01/25	5/24 at 100.00	N/R	687,281

795	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area, Refunding Series 2014A-2, 4.000%, 5/01/25	5/24 at 100.00	N/R	780,555

845	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.250%, 5/01/26	No Opt. Call	N/R	862,889

1,410	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Phase 1 Project, Series 2014A-1, 5.250%, 5/01/28	5/24 at 100.00	N/R	1,428,668

1,785	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2, 5.875%, 5/01/28	5/24 at 100.00	N/R	1,893,457

1,000	Grove Resort Community Development District, Orange County, Florida, Special Assessment Revenue Bonds, Series 2017A, 5.000%, 11/01/28	No Opt. Call	N/R	1,007,440

2,780	Grove Resort Community Development District, Orange County, Florida, Special Assessment Revenue Bonds, Series 2017B, 5.750%, 4/15/22	No Opt. Call	N/R	2,804,547

110	Gulfstream Polo Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Phase 1 Project, Series 2017, 4.000%, 11/01/27	No Opt. Call	N/R	109,650

	Hacienda Lakes Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2016:
550	3.875%, 5/01/26	No Opt. Call	N/R	545,066
270	4.500%, 5/01/36	5/26 at 100.00	N/R	270,834

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$4,785	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Special Assessment, Refunding Series 2014, 5.000%, 5/01/25	5/24 at 100.00	N/R	$4,907,209

	Heights Community Development District, Florida, Tax Increment & Special Assessment Revenue Bonds, Series 2017:
1,510	3.500%, 1/01/24	No Opt. Call	N/R	1,510,544
1,740	4.000%, 1/01/28	1/27 at 100.00	N/R	1,720,547

355	Hemingway Point Community Development District, Florida, Special Assessment Bonds, Phase Two Project, Series 2014, 4.625%, 11/01/24	No Opt. Call	N/R	364,386

700	Heritage Harbour North Community Development District, Florida, Capital Improvement Revenue Bond, Refunding Series 2017A-1, 5.000%, 5/01/27 – AGM Insured	No Opt. Call	AA	789,159

1,100	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Two, Series 2016A-2, 6.250%, 11/01/29	No Opt. Call	N/R	1,131,295

	Highland Meadows II Community Development District, Davenport, Florida, Special Assessment Revenue Bonds, Area 4B/C Project, Series 2017:
285	3.500%, 11/01/23	No Opt. Call	N/R	284,709
410	4.125%, 11/01/28	11/27 at 100.00	N/R	407,384

390	Highlands Community Development District, Florida, Special Assessment Bonds, Assessment Area 3A Project, Series 2016, 4.000%, 5/01/23	No Opt. Call	N/R	391,462

101	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Expanded Area Project, Series 2014, 4.750%, 5/01/25	5/24 at 100.00	N/R	103,599

	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Refunding Series 2013:
380	2.875%, 5/01/19	No Opt. Call	A–	385,031
390	3.000%, 5/01/20	No Opt. Call	A–	398,935
405	3.250%, 5/01/21	No Opt. Call	A–	418,563

980	Isles of Bartram Park Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2015, 4.375%, 11/01/25	No Opt. Call	N/R	992,054

275	Isles of Bartram Park Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2017, 4.000%, 11/01/27	No Opt. Call	N/R	274,128

250	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel Q Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	251,520

550	Kindred Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.000%, 5/01/26	No Opt. Call	N/R	555,351

755	Kindred Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2017, 4.000%, 5/01/27	No Opt. Call	N/R	750,432

1,740	Lake Ashton Community Development District, Polk County, Florida, Capital Improvement Revenue Bonds, Series 2015A-1, 5.000%, 5/01/25	No Opt. Call	N/R	1,782,630

115	Lake Powell Residential Golf Community Development District, Bay County, Florida, Special Assessment Revenue Refunding Bonds, Series 2012, 5.250%, 11/01/22	No Opt. Call	N/R	120,175

3,925	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Refunding Series 2014, 5.125%, 5/01/24	No Opt. Call	N/R	4,102,802

745	Lakeside Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2015, 4.750%, 5/01/25	No Opt. Call	N/R	750,379

515	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Del Webb Project, Series 2017, 4.300%, 5/01/27, 144A	No Opt. Call	N/R	519,084

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Centre North Project, Series 2015:
$700	4.250%, 5/01/25	No Opt. Call	N/R	$709,786
720	4.875%, 5/01/35	5/25 at 100.00	N/R	735,746

1,590	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Ranch South Project, Series 2016, 4.250%, 5/01/26	No Opt. Call	N/R	1,622,786

560	Landings at Miami Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2018., 4.125%, 11/01/28, 144A	No Opt. Call	N/R	557,609

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
6,110	5.250%, 6/15/27	6/18 at 100.00	BB	6,114,338
5,000	5.375%, 6/15/37	6/18 at 100.00	BB	5,000,250

	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Preserve Project, Series 2017A.:
325	5.000%, 12/01/27, 144A	12/22 at 105.00	N/R	328,705
210	5.375%, 12/01/32, 144A	12/22 at 105.00	N/R	213,066

955	Majorca Isles Community Development District, Miami Gardens, Florida, Special Assessment Bonds, Series 2015, 5.000%, 5/01/25	No Opt. Call	N/R	1,006,092

10,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 4.200%, 12/15/25, 144A (Alternative Minimum Tax)	6/20 at 100.00	BB+	10,201,900

	Mediterra South Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012:
295	4.000%, 5/01/19	No Opt. Call	A–	302,437
305	4.200%, 5/01/20	No Opt. Call	A–	319,411

	Mediterranea Community Development District, Riviera Beach, Florida, Special Assessment Bonds, Area 2 Project, Refunding & Improvement Series 2017:
525	3.500%, 5/01/23	No Opt. Call	N/R	524,989
900	4.250%, 5/01/29	5/28 at 100.00	N/R	908,064

2,325	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, South Florida Autism Charter School Project, Series 2017, 5.250%, 7/01/27, 144A	No Opt. Call	N/R	2,296,356

335	Miami Dade County, Florida, Rickenbacker Causeway Revenue Bonds, Series 2014, 5.000%, 10/01/24	No Opt. Call	BBB+	387,307

	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish Health System Inc. Project, Series 2017:
1,000	5.000%, 7/01/28	7/27 at 100.00	BBB	1,126,710
1,000	5.000%, 7/01/29	7/27 at 100.00	BBB	1,121,410
700	5.000%, 7/01/30	7/27 at 100.00	BBB	783,629
1,105	5.000%, 7/01/31	7/27 at 100.00	BBB	1,233,036
695	5.000%, 7/01/32	7/27 at 100.00	BBB	766,300

	Miami World Center Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2017:
2,650	4.000%, 11/01/23	No Opt. Call	N/R	2,714,262
3,145	4.750%, 11/01/27	No Opt. Call	N/R	3,290,739

750	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Pine crest Academy Project, Series 2014, 5.000%, 9/15/24	No Opt. Call	BBB	821,235

1,000	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op Charter Schools Project, Series 2015A, 5.000%, 9/15/25, 144A	No Opt. Call	N/R	1,019,280

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,000	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Doral Academy, Series 2018., 5.000%, 1/15/32	1/28 at 100.00	BBB–	$1,077,730

	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Infrastructure Project, Refunding Series 2014B:
4,725	4.250%, 5/01/24	5/23 at 100.00	N/R	4,897,368
2,635	5.000%, 5/01/29	5/23 at 100.00	N/R	2,789,674

	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Refunding Series 2014A:
3,090	4.250%, 5/01/24	5/23 at 100.00	N/R	3,202,723
4,505	5.000%, 5/01/29	5/23 at 100.00	N/R	4,769,443
2,010	5.000%, 5/01/37	5/23 at 100.00	N/R	2,117,716

395	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22	No Opt. Call	N/R	411,282

3,415	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2015, 5.000%, 5/01/28	5/25 at 100.00	N/R	3,619,558

1,020	Naples Reserve Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2014, 4.750%, 11/01/25	11/24 at 100.00	N/R	1,050,478

	North Springs Improvement District, Florida, Special Assessment Bonds, Series 2017-1:
1,525	3.500%, 5/01/23	No Opt. Call	N/R	1,519,357
1,850	4.000%, 5/01/28	No Opt. Call	N/R	1,833,294

2,500	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 2C, Series 2014, 4.500%, 8/01/24	No Opt. Call	N/R	2,604,600

3,145	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015, 4.650%, 8/01/25	No Opt. Call	N/R	3,321,875

375	Oaks Shady Creek Community Development District, Florida, Special Assessment Bonds, Series 2015, 4.250%, 11/01/25	No Opt. Call	N/R	373,549

500	Orange County Health Facilities Authority, Florida, Revenue Bond, Mayflower Retirement Center, Refunding Series 2012, 4.500%, 6/01/27	6/21 at 100.00	A–	524,600

935	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015, 4.500%, 5/01/25	No Opt. Call	N/R	946,566

775	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Lifespace Community Inc., Series 2015C, 5.000%, 5/15/27	5/25 at 100.00	A	870,472

1,120	Palm Glades Community Development District, Florida, Special Assessment Bonds, Refunding Series 2017, 4.000%, 5/01/27	No Opt. Call	BBB–	1,118,342

335	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22	No Opt. Call	N/R	335,901

225	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 3.500%, 5/01/19	No Opt. Call	N/R	225,632

570	Poinciana West Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Series 2016-2, 5.375%, 5/01/30	5/27 at 100.00	N/R	578,567

730	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2015, 4.250%, 11/01/25	No Opt. Call	N/R	736,526

	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Refunding Series 2015A:
850	4.000%, 5/01/20	No Opt. Call	N/R	863,804
3,815	5.000%, 5/01/25	No Opt. Call	N/R	4,035,507

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 2 Phase 1 Project, Refunding & Improvement Series 2015:
$145	3.500%, 5/01/19	No Opt. Call	N/R	$145,190
995	4.250%, 5/01/25	No Opt. Call	N/R	996,204

985	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3 Project, Series 2016, 4.375%, 11/01/28	11/26 at 100.00	N/R	992,614

	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 4 Project, Series 2017:
565	3.500%, 11/01/22, 144A	No Opt. Call	N/R	565,831
1,040	4.250%, 11/01/28, 144A	11/27 at 100.00	N/R	1,043,515

435	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2015A-1, 5.125%, 5/01/26	No Opt. Call	N/R	428,236

	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series 2016:
1,000	4.500%, 11/01/22	No Opt. Call	N/R	1,022,950
1,885	5.250%, 11/01/28	11/27 at 100.00	N/R	1,994,481

280	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2014, 6.125%, 11/01/27	11/24 at 100.00	N/R	282,968

325	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2016, 4.000%, 11/01/22	No Opt. Call	N/R	326,206

	Sabal Palm Community Development District, Florida, Special Assessment Bonds, South Parcel Series 2017:
250	3.500%, 11/01/22, 144A	No Opt. Call	N/R	250,495
500	4.250%, 11/01/28, 144A	11/27 at 100.00	N/R	502,380

2,000	Saint Johns County Industrial Development Authority, Florida, Retirement Facility Revenue Bonds, Westminster Pines, Series 2017A, 0.000%, 8/01/47 (Mandatory put 8/01/24)	8/22 at 102.00	N/R	1,998,240

1,340	Seminole County Industrial Development Authority, Florida, Revenue Bonds, Legacy Pointe at UCF Project, Anticipation Notes Series 2016A, 10.000%, 12/28/21, 144A	5/18 at 100.00	N/R	1,513,302

	Shingle Creek Community Development District, Florida, Special Assessment Revenue Bonds, Series 2015:
935	3.625%, 11/01/20	No Opt. Call	N/R	935,337
2,000	4.500%, 11/01/25	No Opt. Call	N/R	2,021,820

125	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-1, 5.000%, 11/01/27, 144A	No Opt. Call	N/R	123,499

440	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-2, 5.625%, 11/01/29, 144A	11/27 at 100.00	N/R	435,376

525	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Refunding Series 2015, 4.375%, 5/01/25	5/24 at 101.00	N/R	521,671

	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Phase 2, Series 2017A:
925	3.625%, 11/01/23	No Opt. Call	N/R	925,749
1,125	4.500%, 11/01/28	11/27 at 100.00	N/R	1,115,617

730	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2016, 4.750%, 11/01/28	11/27 at 100.00	N/R	742,592

1,030	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2016, 5.000%, 5/01/29	5/27 at 100.00	N/R	1,058,212

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2018.:
$480	4.000%, 5/01/24	No Opt. Call	N/R	$481,440
595	4.625%, 5/01/29	5/28 at 100.00	N/R	588,628

385	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2016A2, 4.350%, 5/01/26	No Opt. Call	N/R	388,931

1,925	Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Series 2014A-1, 5.000%, 3/01/24, 144A	No Opt. Call	BBB+	2,148,646

675	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area One Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	690,923

	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area Two Project, Series 2017:
860	3.750%, 11/01/22, 144A	No Opt. Call	N/R	866,381
1,290	4.500%, 11/01/28, 144A	11/27 at 100.00	N/R	1,321,992

1,185	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/25	5/23 at 100.00	N/R	1,199,101

	Stoneybrook South at Championsgate Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Parcel K Assessment Area, Series 2017:
370	3.500%, 12/15/23	No Opt. Call	N/R	369,985
550	4.000%, 12/15/28	No Opt. Call	N/R	547,602

760	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2013, 5.500%, 5/01/24	5/23 at 100.00	N/R	818,201

500	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-1, 5.000%, 11/01/27	No Opt. Call	N/R	496,600

720	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-2, 5.750%, 11/01/29	No Opt. Call	N/R	711,583

730	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-3, 5.875%, 11/01/29	6/18 at 100.00	N/R	719,430

1,885	Stoneybrook South Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area Two-A Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	1,986,526

	Storey Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2015:
505	4.000%, 11/01/20	No Opt. Call	N/R	513,928
1,215	4.500%, 11/01/26	11/25 at 100.00	N/R	1,245,339

500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.000%, 7/01/25	1/24 at 100.00	A–	561,640

640	Talis Park Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Series 2013, 4.250%, 11/01/24	11/23 at 100.00	N/R	659,923

390	Tapestry Community Development District, Florida, Special Assessment Revenue Bonds, Series 2016, 4.250%, 5/01/26	No Opt. Call	N/R	402,285

2,000	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Senior Lien Series 2018A-2., 5.200%, 5/01/28, 144A	No Opt. Call	N/R	2,006,120

1,190	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Lien Series 2018B-2., 4.625%, 5/01/28	No Opt. Call	N/R	1,188,536

6,790	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	6/18 at 100.00	N/R	6,796,586

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,245	Toscana Isles Community Development District, Venice, Florida, Special Assessment Revenue Bonds, Series 2014, 5.750%, 11/01/27	11/26 at 102.00	N/R	$1,370,434

335	Towne Park Community Development District, Florida, Special Assessment Bonds, Series 2016, 5.000%, 11/01/28	11/26 at 100.00	N/R	333,925

1,230	Tradition Community Development District 1, Port Saint Lucie, Florida, Irrigation System Revenue Bonds, Existing System Series 2017, 4.000%, 10/01/27	No Opt. Call	N/R	1,230,529

	Trevesta Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2016A-1:
240	4.250%, 11/01/20	No Opt. Call	N/R	243,142
250	5.000%, 11/01/26	No Opt. Call	N/R	260,565

1,430	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Northwest Assessment Area Parcels D, E & F, Series 2017., 4.125%, 11/01/28, 144A	11/27 at 100.00	N/R	1,423,894

530	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 1 Project, Series 2015, 4.375%, 11/01/25	No Opt. Call	N/R	532,215

330	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 4 Project, Series 2015A, 4.250%, 11/01/21	No Opt. Call	N/R	335,293

440	Turtle Run Community Development District, Florida, Special Assessment Benefit Tax Bonds, Series 2017-2, 4.000%, 5/01/28, 144A	No Opt. Call	A2	438,183

	Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-1:
1,910	5.000%, 11/01/23	No Opt. Call	N/R	1,930,227
2,110	5.750%, 11/01/28	No Opt. Call	N/R	2,191,636

	Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-2:
820	5.000%, 11/01/23	No Opt. Call	N/R	828,659
1,735	6.000%, 11/01/31	No Opt. Call	N/R	1,816,857

295	Two Creeks Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2016A-2, 4.200%, 5/01/26	No Opt. Call	N/R	295,103

350	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A-1, 4.750%, 11/01/27	No Opt. Call	N/R	357,511

1,085	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1 Series 2017A-1, 5.000%, 11/01/27, 144A	No Opt. Call	N/R	1,077,622

635	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1 Series 2017A-2, 5.500%, 11/01/29, 144A	No Opt. Call	N/R	632,282

450	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Series 2017A-3, 5.750%, 11/01/29, 144A	6/18 at 100.00	N/R	443,628

545	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.000%, 11/01/27	No Opt. Call	N/R	617,807

585	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod A Project, Series 2017., 4.250%, 11/01/28	11/27 at 100.00	N/R	576,166

460	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod B Project, Series 2017., 4.250%, 11/01/28	11/27 at 100.00	N/R	453,054

680	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod C Project, Series 2017., 4.500%, 11/01/28	11/27 at 100.00	N/R	672,649

1,055	Village Community Development District 10, Sumter County, Florida, Special Assessment Revenue Bonds, Series 2012, 4.500%, 5/01/23	5/22 at 100.00	N/R	1,127,415

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,675	Waterset North Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014, 4.750%, 11/01/25	11/24 at 100.00	N/R	$1,745,333

2,950	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 1, Series 2017, 3.500%, 5/01/22	No Opt. Call	N/R	2,945,486

	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 3, Refunding Series 2017:
2,945	3.500%, 5/01/22	No Opt. Call	N/R	2,950,360
3,555	4.000%, 5/01/27	No Opt. Call	N/R	3,565,843

	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 4, Series 2016:
1,000	4.250%, 11/01/26	No Opt. Call	N/R	1,008,620
210	4.625%, 11/01/31	11/26 at 100.00	N/R	214,242

20	Westchase East Community Development District, Florida, Special Assessment Bonds, Series 2007-2, 4.000%, 5/01/18 – NPFG Insured	4/18 at 100.00	Baa2	20,015

	Willow Hammock Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2017:
615	3.500%, 11/01/23, 144A	No Opt. Call	N/R	612,860
725	4.000%, 11/01/28, 144A	11/27 at 100.00	N/R	717,619

	Willow Walk Community Development District, Florida, Special Assessment Revenue Bonds, North Parcel Area Project, Series 2017:
270	3.500%, 5/01/23	No Opt. Call	N/R	270,313
330	4.000%, 5/01/28	5/27 at 100.00	N/R	327,020

	Winding Cypress Community Development District, Collier County, Florida, Special Assessment Bonds, Phase 1 & 2 Assessment Area, Series 2015:
200	4.000%, 11/01/20	No Opt. Call	N/R	201,758
400	4.375%, 11/01/25	No Opt. Call	N/R	412,616

390	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 1 Project, Series 2015, 4.000%, 11/01/22	No Opt. Call	N/R	398,455

1,005	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 2 Project, Series 2016, 4.125%, 11/01/27	No Opt. Call	N/R	1,004,578

560	Wiregrass Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016, 4.375%, 5/01/26	No Opt. Call	N/R	562,526

	Wynnmere East Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
385	4.000%, 5/01/22	No Opt. Call	N/R	386,498
950	5.000%, 5/01/29	5/28 at 100.00	N/R	969,940
428,431	Total Florida			438,888,103

	Georgia – 0.5%

	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, Kennesaw State University Real Estate Foundations Projects, Refunding Series 2014C:
985	5.000%, 7/15/22	No Opt. Call	Baa2	1,070,616
1,040	5.000%, 7/15/23	No Opt. Call	Baa2	1,139,289
750	5.000%, 7/15/24	No Opt. Call	Baa2	826,702
1,000	5.000%, 7/15/26	7/24 at 100.00	Baa2	1,098,090
1,000	5.000%, 7/15/27	7/24 at 100.00	Baa2	1,092,150
1,000	5.000%, 7/15/29	7/24 at 100.00	Baa2	1,083,900

1,000	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 5.750%, 10/01/24	10/23 at 100.00	N/R	1,061,750

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$4,925	Fulton County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East, Series 2007A, 2.042%, 11/15/28 (3-Month LIBOR*67% reference rate + 0.81% spread) (14)	6/18 at 100.00	AA	$4,869,397

560	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 5.250%, 4/01/23	No Opt. Call	N/R	567,846

2,000	Fulton County Residential Care Facilities for the Elderly Authority, Georgia, Revenue Bonds, Lenbrook Square Foundation, Inc. Project, Refunding Series 2016, 5.000%, 7/01/31	7/23 at 103.00	BBB	2,236,720

700	Gainesville and Hall County Development Authority, Georgia, Educational Facilities Revenue Bonds, Riverside Military Academy, Refunding Series 2017, 5.000%, 3/01/27	No Opt. Call	BBB–	762,419

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
490	5.500%, 7/15/23	7/21 at 100.00	N/R	493,965
958	5.500%, 7/15/30	7/21 at 100.00	N/R	966,057
1,052	5.500%, 1/15/36	7/21 at 100.00	N/R	1,060,869

500	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for Classical Education, Series 2017, 5.000%, 6/15/27, 144A	No Opt. Call	N/R	511,065

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:
330	5.000%, 3/15/21	No Opt. Call	A–	356,149
830	5.000%, 3/15/22	No Opt. Call	A–	909,215

125	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.000%, 10/01/19	No Opt. Call	Baa2	130,381
19,245	Total Georgia			20,236,580

	Guam – 0.8%

4,825	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/27	11/25 at 100.00	A	5,160,772

1,000	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	1,030,320

	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A:
3,000	6.625%, 12/01/30	12/20 at 100.00	B+	3,099,360
600	6.875%, 12/01/40	12/20 at 100.00	B+	621,294

	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A:
410	5.000%, 7/01/19	No Opt. Call	BBB–	423,284
385	5.000%, 7/01/21	No Opt. Call	BBB–	412,685
400	5.000%, 7/01/22	No Opt. Call	BBB–	434,136
1,750	5.000%, 7/01/23	No Opt. Call	BBB–	1,919,487
2,200	5.000%, 7/01/24	No Opt. Call	BBB–	2,434,234

	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
350	5.250%, 7/01/20	No Opt. Call	BBB–	370,629
1,500	5.500%, 7/01/43	7/23 at 100.00	BBB–	1,640,265

630	Guam Government, General Obligation Bonds, 2009 Series A, 6.000%, 11/15/19	No Opt. Call	BB–	649,391

5,525	Guam Government, General Obligation Bonds, 2009 Series A, 6.750%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (6)	5,957,773

2,010	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.375%, 12/01/24 (Pre-refunded 12/01/19)	12/19 at 100.00	BBB+ (6)	2,133,153

3,250	Guam International Airport Authority, Revenue Bonds, Series 2013C, 5.000%, 10/01/21 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	A2	3,447,307

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Guam (continued)

$750	Guam Power Authority, Revenue Bonds, Series 2010A, 5.500%, 10/01/40 (Pre-refunded 10/01/20)	10/20 at 100.00	BBB– (6)	$817,005

1,000	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/25	10/24 at 100.00	BBB–	1,087,190
29,585	Total Guam			31,638,285

	Hawaii – 0.6%

	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A:
1,335	5.000%, 7/01/20	No Opt. Call	BB	1,355,586
1,555	5.750%, 7/01/23	No Opt. Call	BB	1,642,453
1,575	6.250%, 7/01/27	7/23 at 100.00	BB	1,655,923

19,940	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2018., 6.000%, 7/01/28, 144A	7/27 at 100.00	N/R	20,036,111

185	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 4.250%, 5/01/22	No Opt. Call	A–	188,484

230	Kauai County, Hawaii, Special Tax Bonds, Community Facilities District 2008-1 Kukuiula Development Project, Series 2012, 5.250%, 5/15/28	5/22 at 100.00	N/R	232,698
24,820	Total Hawaii			25,111,255

	Idaho – 0.1%

825	Idaho Health Facilities Authority, Revenue Bonds, Kootenai Health Project, Series 2014., 4.375%, 7/01/34	7/24 at 100.00	A	851,111

710	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016, 5.000%, 9/01/22	No Opt. Call	BB+	762,774

1,315	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Compass Public Charter School, Inc. Project, Series 2010A, 5.500%, 7/01/30	7/20 at 100.00	BB	1,346,060
2,850	Total Idaho			2,959,945

	Illinois – 13.6%

2,230	Bartlett, Illinois, Tax Increment Revenue Bonds, Bartlett Quarry Redevelopment Project, Senior Lien Series 2016, 4.000%, 1/01/24	1/22 at 100.00	N/R	2,168,474

2,640	Belleville, Illinois, Tax Increment Revenue Bonds, Frank Scott Parkway Redevelopment Project, Series 2007A, 5.000%, 5/01/26	6/18 at 100.00	N/R	2,574,845

5,455	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	6/18 at 100.00	N/R	5,419,379

13,030	CenterPoint Intermodal Center Program Trust, Illinois, Class A Certificates, Series 2004, 4.000%, 6/15/23, 144A (Mandatory put 12/15/22)	12/22 at 100.00	N/R	13,167,336

	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016:
24,265	5.750%, 4/01/33	4/27 at 100.00	A	28,021,222
20,835	5.750%, 4/01/34	4/27 at 100.00	A	23,854,617
2,985	5.750%, 4/01/35	4/27 at 100.00	A	3,402,990

	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2017:
750	5.000%, 4/01/34	4/27 at 100.00	A	817,425
1,000	5.000%, 4/01/35	4/27 at 100.00	A	1,086,730
1,000	5.000%, 4/01/36	4/27 at 100.00	A	1,084,350
820	5.000%, 4/01/37	4/27 at 100.00	A	887,232

4,170	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenue, Green Bonds, Project Series 2015E, 5.125%, 12/01/32	12/24 at 100.00	B	4,248,604

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,420	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.500%, 12/01/39	12/21 at 100.00	B3	$1,436,287

870	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2010F., 5.000%, 12/01/19	No Opt. Call	B3	896,100

225	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2010F., 5.000%, 12/01/19 (ETM)	No Opt. Call	N/R (6)	236,916

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2010F:
795	5.000%, 12/01/18	No Opt. Call	B3	805,669
1,230	5.000%, 12/01/20	No Opt. Call	B3	1,284,083
3,100	5.000%, 12/01/31	12/20 at 100.00	B3	3,114,415

205	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2010F, 5.000%, 12/01/18 (ETM)	No Opt. Call	N/R (6)	209,547

10,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 6.750%, 12/01/30, 144A	12/27 at 100.00	B	11,806,600

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C:
16,570	5.000%, 12/01/30	12/27 at 100.00	B	16,848,376
11,810	5.000%, 12/01/34	12/27 at 100.00	B	11,863,145

7,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017D, 5.000%, 12/01/31	12/27 at 100.00	B	7,501,454

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017F:
8,855	5.000%, 12/01/23	No Opt. Call	B	9,437,659
5,000	5.000%, 12/01/24	No Opt. Call	B	5,316,650

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2008C:
6,925	5.000%, 12/01/22	12/18 at 100.00	B3	6,971,190
5,000	5.250%, 12/01/25	12/18 at 100.00	B3	5,031,950
4,975	5.000%, 12/01/28	12/18 at 100.00	B3	4,991,368

20,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/26	12/25 at 100.00	B	23,548,600

	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
5,000	0.000%, 12/01/22 – NPFG Insured	No Opt. Call	B	4,151,450
3,780	0.000%, 12/01/25 – FGIC Insured	No Opt. Call	B	2,726,552

505	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/25 – NPFG Insured	No Opt. Call	B	364,262

1,145	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 188 West Randolph/Wells Redevelopment Project, Note Series 2014, 6.835%, 3/15/33, 144A	9/18 at 100.00	N/R	1,144,880

2,100	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, River Point Plaza Redevelopment Project, Series 2018., 4.835%, 4/15/28, 144A	1/23 at 100.00	N/R	2,104,893

268	Chicago, Illinois, Certificates of Participation Tax Increment Revenue Notes, Fullerton/Milwaukee Redevelopment Project, Series 2011A, 6.830%, 3/15/24	9/18 at 100.00	Ba3	268,064

1,299	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Note, North Pullman Chicago Neighborhood Initiative, Inc. Redevelopement Project-Whole Foods Warehouse & Distribution Facility, Series 2016A, 5.000%, 3/15/34, 144A	7/21 at 100.00	N/R	1,252,294

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series 2002B:
$1,000	5.250%, 1/01/23	No Opt. Call	Ba1	$1,068,620
2,650	5.000%, 1/01/25	No Opt. Call	Ba1	2,847,266
795	5.000%, 1/01/26	1/25 at 100.00	Ba1	850,753

	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A:
215	5.000%, 1/01/27	1/24 at 100.00	Ba1	227,734
10,000	5.250%, 1/01/30	1/24 at 100.00	Ba1	10,535,500

20,500	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 5.625%, 1/01/31	1/27 at 100.00	BBB–	22,336,185

5,870	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B, 5.000%, 1/01/23	No Opt. Call	Ba1	6,227,776

1,975	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C, 5.000%, 1/01/34	1/19 at 100.00	Ba1	1,989,793

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2009A:
1,870	5.000%, 1/01/22	1/20 at 100.00	Ba1	1,921,762
1,170	5.000%, 1/01/25	1/20 at 100.00	Ba1	1,194,207

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C:
10	5.000%, 1/01/21	No Opt. Call	Ba1	10,482
5,835	5.000%, 1/01/23	1/22 at 100.00	Ba1	6,219,585
1,500	5.000%, 1/01/25	1/22 at 100.00	Ba1	1,558,995

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
3,530	5.000%, 1/01/24	No Opt. Call	BBB–	3,793,691
1,065	5.000%, 1/01/25	No Opt. Call	BBB–	1,150,211
2,560	5.000%, 1/01/26	No Opt. Call	BBB–	2,771,430

	Chicago, Illinois, General Obligation Bonds, Series 2015A:
30	5.000%, 1/01/24	No Opt. Call	BBB–	32,241
6,565	5.000%, 1/01/26	1/25 at 100.00	BBB–	6,989,230
5,000	5.250%, 1/01/27	1/25 at 100.00	BBB–	5,362,900
1,535	5.500%, 1/01/35	1/25 at 100.00	BBB–	1,627,914

905	Chicago, Illinois, Special Assessment Bonds, Lakeshore East Project, Series 2003, 6.750%, 12/01/32	6/18 at 100.00	N/R	909,525

1,260	Cook County, Illinois, General Obligation Bonds, Refunding Series 2018., 5.000%, 11/15/34	11/26 at 100.00	A2	1,401,485

880	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.750%, 10/15/40	10/20 at 100.00	B2	938,608

2,390	Gilberts Village, Kane County, Illinois, Special Tax Bonds, Special Service Area 15, Refunding Series 2014, 5.000%, 3/01/29 – AGM Insured	3/24 at 100.00	AA	2,625,367

300	Governors State University Board of Trustees, Illinois, Certificates of Participation, Capital Improvement Projects, Series 2008, 4.125%, 1/01/21	6/18 at 100.00	A3	300,357

770	Hillside, Cook County, Illinois, Tax Increment Revenue Bonds, Mannheim Redevelopment Project, Senior Lien Series 2008, 6.550%, 1/01/20	5/18 at 100.00	N/R	786,070

	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A:
230	4.500%, 12/01/20, 144A	No Opt. Call	N/R	232,344
815	5.250%, 12/01/25, 144A	No Opt. Call	N/R	836,108
1,815	5.500%, 12/01/30, 144A	12/25 at 100.00	N/R	1,866,727

	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A:
2,160	6.875%, 10/01/31	10/21 at 100.00	BB+	2,299,752
455	7.125%, 10/01/41	10/21 at 100.00	BB+	484,302

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,620	Illinois Finance Authority, Education Revenue Bonds, Noble Network of Charter Schools, Series 2013, 6.000%, 9/01/32	9/23 at 100.00	BBB	$1,811,387

	Illinois Finance Authority, Education Revenue Bonds, Noble Network of Charter Schools, Series 2015:
920	5.000%, 9/01/20	No Opt. Call	BBB	972,587
1,000	5.000%, 9/01/32	9/24 at 100.00	BBB	1,074,740

2,000	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.750%, 10/15/40	10/20 at 100.00	B2	2,133,200

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
360	5.000%, 9/01/22	No Opt. Call	BB+	388,760
800	5.000%, 9/01/23	No Opt. Call	BB+	871,008
1,495	5.000%, 9/01/25	9/24 at 100.00	BB+	1,634,409
1,000	5.000%, 9/01/26	9/24 at 100.00	BB+	1,086,640
1,400	5.000%, 9/01/27	9/24 at 100.00	BB+	1,514,604
800	5.000%, 9/01/29	9/24 at 100.00	BB+	860,744

1,235	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31	6/18 at 100.00	BBB–	1,238,063

225	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc., Refunding Series 2010, 6.125%, 5/15/27	5/20 at 100.00	BBB–	239,355

130	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc., Refunding Series 2010, 6.125%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (6)	141,708

	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
100	5.000%, 4/01/19	6/18 at 100.00	BB	100,103
1,000	5.000%, 4/01/26	6/18 at 100.00	BB	1,000,180
1,500	5.000%, 4/01/31	6/18 at 100.00	BB	1,495,740
955	5.000%, 4/01/36	6/18 at 100.00	BB	929,587

500	Illinois Finance Authority, Revenue Bonds, Illinois Wesleyan University, Refunding Series 2016, 5.000%, 9/01/27	9/26 at 100.00	Baa1	565,500

225	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 5.000%, 10/01/22	No Opt. Call	BBB–	235,478

	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C:
4,000	5.000%, 2/15/26	No Opt. Call	BBB–	4,568,800
8,000	5.000%, 2/15/27	No Opt. Call	BBB–	9,217,120
3,535	5.000%, 2/15/28	2/27 at 100.00	BBB–	4,058,003
500	5.000%, 2/15/29	2/27 at 100.00	BBB–	571,890
10,000	5.000%, 2/15/31	2/27 at 100.00	BBB–	11,354,900

195	Illinois Finance Authority, Revenue Bonds, Provena Health Series 2010A, 6.250%, 5/01/22 (Pre-refunded 5/01/20)	5/20 at 100.00	BBB– (6)	212,741

1,000	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 5.000%, 7/01/23	No Opt. Call	A–	1,115,360

130	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding Series 2009, 6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (6)	136,364

	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding Series 2009:
110	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (6)	115,322
3,515	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	BBB– (6)	3,687,059

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
$165	5.000%, 8/15/24	No Opt. Call	Baa1	$183,384
375	5.000%, 8/15/25	No Opt. Call	Baa1	420,540
1,000	5.000%, 8/15/27	8/25 at 100.00	Baa1	1,109,640

6,500	Illinois Finance Authority, Revenue Bonds, Swedish Covenant Hospital, Series 2016A, 5.250%, 8/15/31	8/26 at 100.00	BBB	7,223,905

	Illinois Finance Authority, Student Housing & Academic Facility Revenue Bonds, CHF-Collegiate Housing Foundation – Chicago LLC University of Illinois at Chicago Project, Series 2017A.:
500	5.000%, 2/15/30	8/27 at 100.00	BBB–	550,205
500	5.000%, 2/15/31	8/27 at 100.00	BBB–	548,135
500	5.000%, 2/15/32	8/27 at 100.00	BBB–	546,070

	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001:
4,165	0.000%, 6/15/23 – AMBAC Insured	No Opt. Call	BB+	3,391,518
3,235	0.000%, 6/15/25 – AMBAC Insured	No Opt. Call	BB+	2,411,887

	Illinois State, General Obligation Bonds, December Series 2017A.:
15,000	5.000%, 12/01/25	No Opt. Call	BBB–	15,688,350
26,100	5.125%, 12/01/29	12/27 at 100.00	BBB–	27,302,688

	Illinois State, General Obligation Bonds, December Series 2017B.:
9,500	5.000%, 12/01/26	No Opt. Call	BBB–	9,962,080
9,365	5.000%, 12/01/27	No Opt. Call	BBB–	9,765,354

4,840	Illinois State, General Obligation Bonds, June Series 2016, 5.000%, 6/01/26	No Opt. Call	BBB–	5,064,044

3,835	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/28	5/24 at 100.00	BBB–	3,923,550

5,500	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/26	No Opt. Call	BBB–	5,765,540

10,000	Illinois State, General Obligation Bonds, November Series 2017C, 5.000%, 11/01/29	11/27 at 100.00	BBB–	10,361,600

7,500	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/23	No Opt. Call	BBB–	7,849,350

8,130	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/24	1/20 at 100.00	BBB–	8,313,413

	Illinois State, General Obligation Bonds, Refunding Series 2012:
335	5.000%, 8/01/23	No Opt. Call	BBB–	350,423
5,000	5.000%, 8/01/24	8/22 at 100.00	BBB–	5,198,650

6,000	Illinois State, General Obligation Bonds, Series 2009A, 5.000%, 9/01/28	9/18 at 100.00	BBB–	6,015,300

	Illinois State, General Obligation Bonds, Series 2013:
1,480	5.250%, 7/01/29	7/23 at 100.00	BBB–	1,529,136
1,050	5.250%, 7/01/31	7/23 at 100.00	BBB–	1,077,962
200	5.500%, 7/01/33	7/23 at 100.00	BBB–	207,158

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B:
6,445	5.000%, 12/15/26	6/22 at 100.00	BB+	6,714,337
8,005	5.000%, 12/15/28	6/22 at 100.00	BB+	8,289,258

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B:
1,155	5.000%, 12/15/28	12/27 at 100.00	BB+	1,267,497
300	5.000%, 12/15/31	12/27 at 100.00	BB+	325,917
745	5.000%, 12/15/33	12/27 at 100.00	BB+	804,369
500	5.000%, 12/15/34	12/27 at 100.00	BB+	538,175

2,905	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1998A, 5.500%, 6/15/29 – NPFG Insured	No Opt. Call	BB+	3,240,063

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$14,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.250%, 6/15/50	6/20 at 100.00	BB+	$14,190,260

2,047	Minooka, Illinois, Special Assessment Bonds, Refunding Improvement Series 2014, 5.000%, 12/01/24 – AGM Insured	No Opt. Call	N/R	2,244,720

4,245	Plano, Illinois, Special Tax Bonds, Special Service Area 3 & 4 Lakewood Springs Project, Refunding Series 2015, 4.000%, 3/01/35	3/25 at 100.00	N/R	4,068,281

2,790	Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series 2013B, 7.000%, 12/01/33	12/23 at 100.00	N/R	2,877,467

	Romeoville, Illinois, Revenue Bonds, Lewis University Project, Series 2015:
510	5.000%, 10/01/23	No Opt. Call	BBB+	570,629
520	5.000%, 10/01/24	No Opt. Call	BBB+	586,508

1,510	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013, 5.750%, 11/01/19 (ETM)	No Opt. Call	N/R (6)	1,572,303

2,395	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 1 Woods Creek, Refunding Series 2015, 4.500%, 3/01/34	3/25 at 100.00	N/R	2,341,136

1,445	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 5 Wooded Shores, Refunding Series 2015, 4.250%, 3/01/29	3/25 at 100.00	N/R	1,421,418

670	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 7 Deep Spring Woods, Refunding Series 2015, 4.250%, 3/01/29	3/25 at 100.00	N/R	659,066

462	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2003-100 Raintree Village Project, Series 2013, 4.000%, 3/01/20	No Opt. Call	N/R	461,649
512,986	Total Illinois			541,706,815

	Indiana – 1.6%

700	Allen County, Indiana, Economic Development Revenue Bonds, Fort Wayne Project, Senior Series 2017A-1, 6.625%, 1/15/34, 144A	1/24 at 104.00	N/R	749,168

	Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A:
1,380	6.000%, 11/15/22	No Opt. Call	N/R	1,465,353
1,550	7.000%, 11/15/27	11/22 at 100.00	N/R	1,699,668

190	City of Fort Wayne, Indiana Multifamily Housing Revenue Bonds, Silver Birch of Fort Wayne Project, Series 2017., 5.125%, 1/01/32	12/23 at 105.00	N/R	185,951

55	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1998, 5.500%, 9/01/28 (Alternative Minimum Tax)	No Opt. Call	Ba2	56,847

775	Evansville, Indiana, Multifamily Housing Revenue Bonds, Silver Birch of Evansville Projects, Series 2017, 4.800%, 1/01/28	1/23 at 105.00	N/R	752,052

3,360	Indiana Finance Authority, Educational Facilities Revenue Bonds, Avondale Meadows Academy Project, Series 2017, 5.000%, 7/01/27	No Opt. Call	BB	3,442,219

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A:
205	6.000%, 10/01/21	10/19 at 100.00	B	207,474
1,500	6.625%, 10/01/29	10/19 at 100.00	B	1,517,040

1,015	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Indiana Inc. Project, Series 2016, 6.250%, 12/01/24, 144A	No Opt. Call	N/R	1,040,405

1,365	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Northwest Indiana Inc. Project, Series 2016, 6.250%, 12/01/24, 144A	No Opt. Call	N/R	1,399,166

18,420	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	B	18,981,626

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$8,735	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	B	$9,073,918

	Indiana Finance Authority, Health Facilities Revenue Bonds, Good Samaritan Hospital Project, Series 2016A:
2,330	5.500%, 4/01/33	4/26 at 100.00	Baa3	2,573,835
1,275	5.500%, 4/01/34	4/26 at 100.00	Baa3	1,403,839

1,225	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010, 5.125%, 8/15/27	8/20 at 100.00	Baa2	1,280,566

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
250	5.000%, 10/01/22	No Opt. Call	Baa2	274,738
325	5.000%, 10/01/23	No Opt. Call	Baa2	360,480
550	5.000%, 10/01/24	10/23 at 100.00	Baa2	610,044
1,400	5.000%, 10/01/29	10/23 at 100.00	Baa2	1,526,042

15	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A, 5.000%, 5/01/29	5/22 at 100.00	AA–	16,311

180	Indiana Finance Authority, Revenue Bonds, Marquette Project, Series 2012, 5.000%, 3/01/19	No Opt. Call	BBB	184,486

1,000	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A, 5.000%, 4/01/28	4/22 at 100.00	Baa3	1,055,460

600	Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere Housing Project, Series 2016, 5.050%, 4/01/26	4/24 at 102.00	N/R	576,720

4,500	Rockport, Indiana, Revenue Bonds, AK Steel Corporation, Series 2012, 7.000%, 6/01/28 (Alternative Minimum Tax)	2/22 at 100.00	B–	4,605,120

3,250	Terre Haute, Indiana, Economic Development Solid Waste Facility Revenue Bonds, Pyrolyx USA Indiana, LLC Project, Series 2017A, 7.250%, 12/01/28 (Alternative Minimum Tax)	No Opt. Call	N/R	3,249,545

220	Terre Haute, Indiana, Multifamily Housing Revenue Bonds, Silver Birch of Terre Haute Project, Series 2017, 5.100%, 1/01/32	1/23 at 105.00	N/R	214,051

2,060	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 5.875%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	N/R	2,294,758

4,175	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2016, 3.500%, 7/15/26	1/23 at 100.00	N/R	3,994,724
62,605	Total Indiana			64,791,606

	Iowa – 2.4%

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
14,295	5.500%, 12/01/22	12/18 at 100.00	B–	14,498,275
14,090	5.250%, 12/01/25	12/23 at 100.00	B–	15,010,359

16,565	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	6/19 at 105.00	B–	17,670,382

27,575	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A., 5.250%, 12/01/50 (Mandatory put 12/01/33)	12/22 at 103.00	B	28,944,099

155	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	6/18 at 100.00	B2	155,349

21,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/18 at 100.00	B2	21,195,510
93,680	Total Iowa			97,473,974

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas – 1.0%

$1,600	Coffeyville, Kansas, Electric Utility System Revenue Bonds, Series 2015B, 5.000%, 6/01/27, 144A – NPFG Insured	6/25 at 100.00	BBB–	$1,772,144

	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc., Refunding & Improvement Series 2007:
3,305	5.250%, 5/15/22 (Pre-refunded 5/14/18)	5/18 at 100.00	BB+ (6)	3,308,867
500	5.375%, 5/15/27 (Pre-refunded 5/14/18)	5/18 at 100.00	BB+ (6)	500,360

2,500	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.250%, 1/01/32 – AMBAC Insured	6/18 at 100.00	Ba2	2,503,650

	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B:
25	5.125%, 1/01/22 – AMBAC Insured	6/18 at 100.00	Ba3	25,036
7,900	5.125%, 1/01/32 – AMBAC Insured	6/18 at 100.00	Ba3	7,911,534

	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement District No. 1 Project, Series 2012B:
1,100	5.250%, 12/15/29	12/22 at 100.00	N/R	969,078
1,750	6.100%, 12/15/34	12/22 at 100.00	N/R	1,539,248

	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012:
7,485	4.375%, 12/15/23	12/22 at 100.00	N/R	6,670,931
500	5.250%, 12/15/29	12/22 at 100.00	N/R	418,480
1,545	6.000%, 12/15/32	12/22 at 100.00	N/R	1,333,088

500	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2014IV-A, 5.000%, 5/15/29	5/19 at 100.00	N/R	504,895

155	Wichita, Kansas, Hospital Facilities Revenue Bonds, Via Christi Health System, Inc., Refunding Series 2009X, 4.750%, 11/15/24 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (6)	162,403

12,345	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 5.000%, 9/01/27	9/25 at 100.00	N/R	12,512,275
41,210	Total Kansas			40,131,989

	Kentucky – 0.5%

2,245	Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series 2016, 5.000%, 2/01/26	No Opt. Call	BB+	2,420,200

4,475	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington Project, Series 2016A, 4.400%, 10/01/24	No Opt. Call	N/R	4,321,866

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A:
2,000	5.000%, 6/01/31	6/27 at 100.00	BB+	2,213,480
3,500	5.000%, 6/01/32	6/27 at 100.00	BB+	3,862,075

1,330	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue Bonds, Rosedale Green Project, Refunding Series 2015, 5.000%, 11/15/25	No Opt. Call	N/R	1,347,051

2,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Masonic Home Independent Living II, Inc., TEMPS 85 Series 2016B-1, 3.250%, 5/15/22	11/18 at 100.00	N/R	2,009,940

	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
585	5.000%, 7/01/22	No Opt. Call	Baa2	630,981
1,500	5.000%, 7/01/25	No Opt. Call	Baa2	1,724,190

2,015	Kentucky Housing Corporation, Multifamily Housing Revenue Bonds, Heritage Green Apartments Project, Series 2015, 4.875%, 5/01/25	No Opt. Call	N/R	2,044,076
19,650	Total Kentucky			20,573,859

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana – 0.9%

$2,250	Beauregard Parish, Louisiana, Revenue Bonds, Boise Cascade Corporation Project, Series 2002, 6.800%, 2/01/27	6/18 at 100.00	B3	$2,256,705

	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011:
2,540	6.250%, 7/01/31	7/21 at 100.00	B3	2,616,911
3,480	6.375%, 7/01/41	7/21 at 100.00	B3	3,563,798

500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Refunding Bonds, City of Shreveport Airport System Project, Series 2008A, 5.750%, 1/01/28 (Pre-refunded 1/01/19) – AGM Insured (Alternative Minimum Tax)	1/19 at 100.00	A2 (6)	514,600

390	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Cove at Nola Apartments, Series 2017A, 4.000%, 12/01/27	12/22 at 105.00	A	402,831

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westside Habilitation Center Project, Refunding Series 2017A, 5.750%, 2/01/32, 144A	2/27 at 100.00	N/R	1,020,010

6,185	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36, 144A (Alternative Minimum Tax)	7/23 at 100.00	N/R	6,894,048

	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Refunding Series 2017:
500	5.000%, 7/01/27	No Opt. Call	Baa1	581,065
1,680	5.000%, 7/01/29	7/27 at 100.00	Baa1	1,945,020
1,000	5.000%, 7/01/32	7/27 at 100.00	Baa1	1,136,160

410	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	438,040

165	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 5.000%, 7/01/19	No Opt. Call	A+	171,402

1,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017, 5.000%, 5/15/32	5/27 at 100.00	A3	1,698,045

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015:
430	5.000%, 5/15/25	No Opt. Call	A3	496,039
400	5.000%, 5/15/26	5/25 at 100.00	A3	460,312
475	5.000%, 5/15/27	5/25 at 100.00	A3	542,322

	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A:
1,455	6.625%, 12/15/23	No Opt. Call	N/R	1,510,014
770	8.375%, 12/15/43	12/23 at 100.00	N/R	810,825

4,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Louisiana Pellets Inc. Project, Series 2015, 7.000%, 7/01/24, 144A (Alternative Minimum Tax) (4)	No Opt. Call	N/R	40,000

	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project, Series 2017B:
980	5.000%, 1/01/27 (Alternative Minimum Tax)	No Opt. Call	N/R	1,138,731
750	5.000%, 1/01/28 (Alternative Minimum Tax)	1/27 at 100.00	N/R	866,460
750	5.000%, 1/01/29 (Alternative Minimum Tax)	1/27 at 100.00	N/R	862,718
900	5.000%, 1/01/30 (Alternative Minimum Tax)	1/27 at 100.00	N/R	1,030,797

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
500	5.000%, 6/01/24	No Opt. Call	N/R	573,100
500	5.000%, 6/01/25	6/24 at 100.00	N/R	570,030

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$835	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/26	12/24 at 100.00	N/R	$950,247

1,250	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood Project, Refunding Series 2015, 5.000%, 11/15/24	No Opt. Call	N/R	1,360,550

1,905	Tangipahoa Parish Hospital Service District 1, Louisiana, Hospital Revenue Bonds, North Oaks Medical Center Project, Refunding Series 2003A, 5.000%, 2/01/30	6/18 at 100.00	BB+	1,905,095
37,500	Total Louisiana			36,355,875

	Maine – 1.1%

2,465	Maine Educational Loan Authority, Student Loan Revenue Bonds, Supplemental Education Loan Program, Class A Series 2012A-1, 5.050%, 12/01/27 (Alternative Minimum Tax)	12/22 at 100.00	A2	2,625,718

6,800	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2015, 5.125%, 8/01/35, 144A (Mandatory put 8/01/25) (Alternative Minimum Tax)	No Opt. Call	B–	6,960,004

6,635	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Coastal Resources of Maine LLC Project, Green Series 2017., 5.375%, 12/15/33, 144A (Alternative Minimum Tax)	12/26 at 100.00	N/R	6,929,063

	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013:
400	5.000%, 7/01/22	No Opt. Call	Ba1	434,468
1,000	5.000%, 7/01/26	7/23 at 100.00	Ba1	1,070,750
500	5.000%, 7/01/27	7/23 at 100.00	Ba1	532,415

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
100	5.250%, 7/01/21	No Opt. Call	Ba3	103,885
10,500	7.500%, 7/01/32	7/21 at 100.00	Ba3	11,787,090
2,235	6.950%, 7/01/41	7/21 at 100.00	Ba3	2,455,706
2,000	6.750%, 7/01/41	7/21 at 100.00	Ba3	2,175,160

9,050	Rumford, Maine, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Series 2001, 6.875%, 10/01/26 (Alternative Minimum Tax)	6/18 at 100.00	B3	9,049,548
41,685	Total Maine			44,123,807

	Maryland – 1.2%

700	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages at Two Rivers Projects, Series 2014, 4.200%, 7/01/24	No Opt. Call	N/R	698,817

	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,705	5.000%, 9/01/30	9/27 at 100.00	BBB–	1,965,388
810	5.000%, 9/01/31	9/27 at 100.00	BBB–	928,803
1,500	5.000%, 9/01/33	9/27 at 100.00	BBB–	1,710,015

	Baltimore, Maryland, Special Obligation Bonds, Consolidated Tax Increment Financing, Series 2015:
375	5.000%, 6/15/23	No Opt. Call	BBB+	426,514
260	5.000%, 6/15/24	No Opt. Call	BBB+	298,397
275	5.000%, 6/15/25	6/24 at 100.00	BBB+	313,063
385	5.000%, 6/15/26	6/24 at 100.00	BBB+	434,992
345	5.000%, 6/15/27	6/24 at 100.00	BBB+	387,494

550	Baltimore, Maryland, Special Obligation Bonds, East Baltimore Research Park Project, Series 2017A, 4.000%, 9/01/27	No Opt. Call	N/R	571,544

	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016:
2,400	4.250%, 6/01/26	No Opt. Call	N/R	2,480,184
2,100	4.750%, 6/01/31	6/26 at 100.00	N/R	2,174,592

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

$600	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series 2017A, 4.000%, 2/15/28, 144A	2/26 at 100.00	N/R	$618,372

2,500	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2016, 5.000%, 7/01/27	7/25 at 100.00	N/R	2,640,400

10,910	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	9/20 at 100.00	BB–	11,428,661

	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
3,360	5.000%, 12/01/18 (4)	No Opt. Call	N/R	2,016,000
6,000	5.000%, 12/01/31 (4)	6/18 at 100.00	N/R	3,600,000

1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31 (4)	6/18 at 100.00	N/R	600,000

	Maryland Economic Development Corporation, Senior Student Housing Revenue Bonds, Towson University Project, Refunding Series 2017:
270	5.000%, 7/01/27	No Opt. Call	BBB	310,011
190	5.000%, 7/01/29	7/27 at 100.00	BBB	216,032
325	5.000%, 7/01/30	7/27 at 100.00	BBB	366,213
375	5.000%, 7/01/31	7/27 at 100.00	BBB	419,708
530	5.000%, 7/01/37	7/21 at 100.00	BBB	563,358

4,170	Maryland Economic Development Corporation, Special Obligation Bonds, Metro Centre Owings Mills Project, Series 2017, 3.750%, 7/01/27	6/18 at 100.00	N/R	4,254,109

	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
750	5.000%, 7/01/23	No Opt. Call	BBB	836,903
2,000	5.000%, 7/01/25	No Opt. Call	BBB	2,280,980
1,000	5.000%, 7/01/27	7/25 at 100.00	BBB	1,125,150

3,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Series 2017B, 5.000%, 7/01/31	7/27 at 100.00	Baa3	3,888,045

400	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Green Street Academy, Series 2017A, 5.000%, 7/01/27, 144A	No Opt. Call	N/R	418,660

1,700	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 4.375%, 7/01/30	1/26 at 100.00	N/R	1,664,385
50,985	Total Maryland			49,636,790

	Massachusetts – 3.1%

860	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Retirement Community Lennox, Series 2015, 5.000%, 7/01/25	No Opt. Call	A	992,999

400	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2016A, 5.000%, 1/01/23	No Opt. Call	Baa2	444,652

	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A:
1,015	4.250%, 1/01/21	No Opt. Call	BBB	1,070,094
1,040	4.500%, 1/01/22	No Opt. Call	BBB	1,119,279
1,080	4.700%, 1/01/23	No Opt. Call	BBB	1,186,650

1,000	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2014, 5.000%, 7/01/24	No Opt. Call	BBB–	1,109,130

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2014F:
$300	5.000%, 7/15/21	No Opt. Call	Ba1	$321,237
335	5.000%, 7/15/22	No Opt. Call	Ba1	361,589
325	5.000%, 7/15/23	No Opt. Call	Ba1	355,362
315	5.000%, 7/15/24	7/23 at 100.00	Ba1	340,912

	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds Issue K Series 2013:
2,280	4.375%, 7/01/23 (Alternative Minimum Tax)	7/22 at 100.00	AA	2,374,392
4,260	5.000%, 7/01/25 (Alternative Minimum Tax)	7/22 at 100.00	AA	4,497,751
5,050	5.250%, 7/01/29 (Alternative Minimum Tax)	7/22 at 100.00	AA	5,385,219

125	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010A, 5.500%, 1/01/22	1/20 at 100.00	A	131,358

4,600	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2014, 5.000%, 1/01/26 (Alternative Minimum Tax)	1/25 at 100.00	A	5,113,222

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
5,110	5.500%, 1/01/19 – AMBAC Insured (Alternative Minimum Tax)	6/18 at 100.00	N/R	5,120,782
210	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	6/18 at 100.00	N/R	212,909
14,635	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/18 at 100.00	N/R	14,837,256

25,550	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001B. ARS, 3.144%, 1/01/31 – AMBAC Insured (Alternative Minimum Tax)	6/18 at 100.00	N/R	25,360,164

51,925	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001C. ARS, 3.711%, 1/01/31 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	N/R	51,539,197
120,415	Total Massachusetts			121,874,154

	Michigan – 0.8%

	County of Calhoun Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Oaklawn Hospital, Refunding Series 2016:
1,915	5.000%, 2/15/30	2/27 at 100.00	Ba1	2,070,058
2,010	5.000%, 2/15/31	2/27 at 100.00	Ba1	2,164,931

45	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1998A, 4.750%, 7/01/18 – NPFG Insured	6/18 at 100.00	BB	45,523

1,360	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Senior Lien Series 1997C, 6.850%, 5/01/21	6/18 at 100.00	B–	1,371,465

175	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	5/18 at 100.00	B–	173,126

60	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21 – ACA Insured	6/18 at 100.00	B–	59,357

5	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/36 – NPFG Insured	6/18 at 100.00	BBB+	5,011

700	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Series 2015D-1, 5.000%, 7/01/30	7/25 at 100.00	A–	786,639

	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-7:
1,200	5.000%, 7/01/23 – NPFG Insured	No Opt. Call	BBB+	1,346,556
2,895	5.000%, 7/01/24 – NPFG Insured	No Opt. Call	BBB+	3,287,620

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$230	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 5.250%, 12/01/20	No Opt. Call	BB–	$231,741

1,370	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Refunding Series 2017. Private Placement of 2017, 5.900%, 7/15/46, 144A	7/27 at 100.00	N/R	1,130,223

120	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 6.000%, 10/01/21	No Opt. Call	B	118,114

900	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2013, 8.500%, 12/01/30, 144A (Alternative Minimum Tax)	12/23 at 100.00	N/R	955,701

15,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Events Center Project, Series 2014A, 4.125%, 7/01/45 (Mandatory put 1/01/19)	7/18 at 100.00	N/R	15,072,600

1,300	Oakland County Economic Development Corporation, Michigan, Limited Obligation Revenue Bonds, Archdiocese of Detroit, Refunding Series 2011, 6.500%, 12/01/20	No Opt. Call	N/R	1,334,801

750	Saline Economic Development Corporation, Michigan, Limited Obligation Revenue and Refunding Bonds, Evangelical Homes of Michigan, Series 2012, 5.250%, 6/01/32	6/22 at 100.00	BB+	781,770
30,035	Total Michigan			30,935,236

	Minnesota – 1.5%

	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A:
320	3.500%, 8/01/26	No Opt. Call	BB+	314,086
400	3.500%, 8/01/27	8/26 at 100.00	BB+	389,712
270	4.000%, 8/01/28	8/26 at 100.00	BB+	271,701
415	4.000%, 8/01/29	8/26 at 100.00	BB+	415,274
260	4.000%, 8/01/30	8/26 at 100.00	BB+	258,487
300	4.000%, 8/01/31	8/26 at 100.00	BB+	296,322

330	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	12/20 at 100.00	N/R	369,478

	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy Project, Series 2015A:
225	4.000%, 7/01/20	No Opt. Call	N/R	223,274
770	4.750%, 7/01/25	No Opt. Call	N/R	767,613
630	5.250%, 7/01/30	7/25 at 100.00	N/R	630,321

1,470	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie Seeds Academy Project, Refunding Series 2015A, 4.000%, 3/01/22	No Opt. Call	BB+	1,521,083

	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A:
375	4.000%, 7/01/28	7/24 at 102.00	N/R	365,434
540	5.000%, 7/01/31	7/24 at 102.00	N/R	557,636

1,675	Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project, Series 2015A, 5.000%, 7/01/25	No Opt. Call	B–	1,540,213

160	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A, 4.400%, 7/01/25	No Opt. Call	BB+	167,467

	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A:
270	4.000%, 7/01/19	No Opt. Call	BB+	274,790
300	4.000%, 7/01/20	No Opt. Call	BB+	308,097
500	4.000%, 7/01/23	No Opt. Call	BB+	515,005
420	4.000%, 7/01/24	No Opt. Call	BB+	431,193
500	5.000%, 7/01/29	7/24 at 100.00	BB+	530,475

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$2,460	International Falls, Minnesota, Pollution Control Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1997, 5.650%, 12/01/22	6/18 at 100.00	N/R	$2,459,877

550	International Falls, Minnesota, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1999, 6.850%, 12/01/29 (Alternative Minimum Tax)	6/18 at 100.00	B3	549,973

1,880	Lake Crystal, Minnesota, Housing and Health Care Revenue Bonds, Ecumen?Second Century & Owatonna Senior Living Project, Refunding Series 2014A, 4.500%, 9/01/44 (Mandatory put 9/01/24)	9/18 at 100.00	N/R	1,893,367

2,090	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2016A, 4.000%, 7/01/26	7/24 at 102.00	N/R	2,106,009

585	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Spero Academy Project, Series 2017A, 5.500%, 7/01/27, 144A	No Opt. Call	N/R	578,278

	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin Cities International Schools Project, Series 2017A.:
1,625	3.750%, 12/01/22, 144A	No Opt. Call	N/R	1,613,268
1,840	4.250%, 12/01/27, 144A	No Opt. Call	N/R	1,805,592

550	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A, 5.000%, 7/01/23	No Opt. Call	BB	569,641

	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2015:
500	4.000%, 3/01/22	No Opt. Call	N/R	515,885
335	4.000%, 3/01/24	3/23 at 100.00	N/R	342,792
325	4.000%, 3/01/27	3/23 at 100.00	N/R	323,785

1,180	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A, 4.150%, 9/01/24	No Opt. Call	BB+	1,197,228

2,285	Owatonna, Minnesota, Housing and Health Care Revenue Bonds, Ecumen?Second Century & Owatonna Senior Living Project, Refunding Series 2014B, 4.500%, 9/01/44 (Mandatory put 9/01/24)	9/18 at 100.00	N/R	2,298,893

1,130	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Refunding Series 2013A, 5.000%, 12/01/23	12/21 at 100.00	BBB–	1,204,128

7,995	Rice County, Minnesota Educational Facility Revenue Bonds, Shattuck ? Saint Mary’s School Project, Series 2015, 5.000%, 8/01/22, 144A	No Opt. Call	BB+	8,477,898

1,000	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 3.750%, 4/01/26	No Opt. Call	CCC–	607,330

4,580	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2016A, 5.000%, 7/01/28, 144A	7/26 at 100.00	N/R	4,500,445

250	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Great River School Project, Series 2017A, 4.750%, 7/01/29, 144A	7/27 at 100.00	N/R	254,100

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.000%, 9/01/27	9/20 at 101.00	BB+	994,780

	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Hope Community Academy Project, Series 2015A:
1,190	4.000%, 12/01/24	No Opt. Call	BB	1,208,040
700	4.500%, 12/01/29	12/24 at 100.00	BB	705,978

	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A:
345	3.625%, 10/01/21	No Opt. Call	N/R	342,820
1,425	4.000%, 10/01/26	No Opt. Call	N/R	1,373,201
1,115	4.750%, 10/01/31	10/26 at 100.00	N/R	1,107,318

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$4,260	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A, 5.000%, 11/15/24 (ETM)	No Opt. Call	A+ (6)	$4,964,987

4,825	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A, 5.000%, 11/15/26 (Pre-refunded 11/15/20)	11/20 at 100.00	A+ (6)	5,203,666

205	Winona Port Authority, Minnesota, Charter School Lease Revenue Bonds, Bluffview Montessori School Project, Refunding Series 2016, 3.750%, 6/01/26	6/24 at 100.00	N/R	203,001

	Woodbury Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Saint Therese of Woodbury, Series 2014:
200	4.000%, 12/01/23	No Opt. Call	N/R	206,960
400	4.000%, 12/01/24	No Opt. Call	N/R	410,100
56,955	Total Minnesota			58,167,001

	Mississippi – 0.1%

3,926	Mississippi Home Corp Multi-Family Housing Revenue Bonds, Cambridge Park Apartments, Pass Through Credit Custodial Receipts, Deutsche Trust for DTC Settlement, 5.750%, 12/01/47 (Mandatory put 3/01/19) (Alternative Minimum Tax)	7/18 at 100.00	N/R	3,925,533

	Missouri – 1.1%

	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson Shoppes Redevelopment Project, Refunding Series 2017A:
650	4.000%, 11/01/26	11/25 at 100.00	N/R	656,767
1,000	4.000%, 11/01/27	11/25 at 100.00	N/R	1,002,620
1,275	3.900%, 11/01/29	11/25 at 100.00	N/R	1,279,169

760	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	BBB–	867,973

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A:
875	5.000%, 3/01/27	No Opt. Call	BBB–	983,255
1,400	5.000%, 3/01/28	3/27 at 100.00	BBB–	1,568,630
700	5.000%, 3/01/30	3/27 at 100.00	BBB–	778,064
200	5.000%, 3/01/31	3/27 at 100.00	BBB–	221,176

7,190	Independence Thirty-Ninth Street Transportation Development District, Missouri, Revenue Bonds, Road Improvement Project, Refunding Series 2008, 6.875%, 9/01/32	9/18 at 100.00	N/R	7,215,668

	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014:
1,125	3.375%, 3/01/20	No Opt. Call	N/R	1,137,780
1,150	3.750%, 3/01/21	No Opt. Call	N/R	1,177,083

	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A:
1,000	5.000%, 5/15/25	No Opt. Call	BB	1,090,440
1,075	5.000%, 5/15/26	No Opt. Call	BB	1,172,954
1,080	5.000%, 5/15/27	No Opt. Call	BB	1,181,639
1,150	5.250%, 5/15/28	5/27 at 100.00	BB	1,271,820
2,645	5.250%, 5/15/31	5/27 at 100.00	BB	2,878,527

1,500	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue Bonds, Convention Center Hotel Project – TIF Financing, Series 2018B., 4.375%, 2/01/31, 144A	2/28 at 100.00	N/R	1,511,250

2,000	Lee’s Summit, Missouri, Special Obligation Tax Increment and Special District Improvement Bonds, Summit Fair Project, Refunding Series 2017., 4.000%, 11/01/27, 144A	No Opt. Call	N/R	1,972,860

1,555	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A, 5.125%, 6/01/25, 144A	No Opt. Call	N/R	1,545,235

1,340	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	6/18 at 100.00	N/R	1,329,293

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,895	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015, 5.000%, 5/01/30	5/21 at 100.00	N/R	$1,867,920

	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A:
455	4.000%, 5/01/20	No Opt. Call	N/R	457,889
1,135	5.000%, 5/01/24	5/23 at 100.00	N/R	1,164,328

	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
895	5.000%, 11/15/27	11/25 at 100.00	N/R	933,512
990	5.000%, 11/15/29	11/25 at 100.00	N/R	1,020,284
1,095	5.000%, 11/15/31	11/25 at 100.00	N/R	1,120,700

1,150	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.250%, 6/15/25	6/18 at 100.00	N/R	1,141,076

325	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	6/18 at 100.00	N/R	325,094

1,150	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s Resources for Seniors, Series 2015A, 5.000%, 12/01/25	No Opt. Call	N/R	1,229,764

615	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	BBB–	698,462

2,300	The Industrial Development Authority of the City of Saint Louis, Missouri, Development Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 3.875%, 11/15/29	11/26 at 100.00	N/R	2,334,500
41,675	Total Missouri			43,135,732

	Montana – 0.1%

	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran Corporation, Series 2017A:
1,000	5.000%, 5/15/27	5/25 at 102.00	N/R	1,079,690
1,180	5.250%, 5/15/30	5/25 at 102.00	N/R	1,267,438
435	5.250%, 5/15/32	5/25 at 102.00	N/R	464,184
2,615	Total Montana			2,811,312

	Nebraska – 0.0%

	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A:
165	5.250%, 12/01/18	No Opt. Call	BBB+	168,599
150	5.250%, 12/01/19	No Opt. Call	BBB+	157,947
815	5.250%, 12/01/21	No Opt. Call	BBB+	900,746
1,130	Total Nebraska			1,227,292

	Nevada – 1.1%

	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 142 Mountain’s Edge, Refunding 2012:
735	5.000%, 8/01/21	No Opt. Call	BBB	784,319
1,415	4.000%, 8/01/22	No Opt. Call	BBB	1,458,624
1,985	4.000%, 8/01/23	8/22 at 100.00	BBB	2,040,540

695	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 151 Summerlin-Mesa, Refunding Series 2015, 4.500%, 8/01/24	No Opt. Call	N/R	734,115

1,325	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 159 Summerlin Village 16A, Series 2015, 5.000%, 8/01/28	8/25 at 100.00	N/R	1,406,633

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

$1,170	Director of Nevada State Department of Business & Industry, Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC, Green Bonds, Series 2017B., 5.125%, 12/15/37, 144A	12/27 at 100.00	N/R	$1,181,045

	Director of Nevada State Department of Business & Industry, Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC, Series 2017:
13,900	5.875%, 12/15/27, 144A (Alternative Minimum Tax)	No Opt. Call	N/R	14,883,981
1,035	6.250%, 12/15/37, 144A (Alternative Minimum Tax)	12/27 at 100.00	N/R	1,133,387

1,650	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2015, 4.000%, 12/15/25, 144A	No Opt. Call	BB	1,651,007

1,520	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-12, Lake Las Vegas NorthShore, Refunding Series 2013, 4.000%, 8/01/18	No Opt. Call	N/R	1,526,475

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,565	4.000%, 9/01/32	9/26 at 100.00	N/R	1,561,557
675	4.000%, 9/01/35	9/26 at 100.00	N/R	661,696

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 808 & 810 Summerlin Village 23B, Refunding Series 2014:
475	4.000%, 6/01/21	No Opt. Call	N/R	491,388
605	5.000%, 6/01/23	No Opt. Call	N/R	649,552
570	5.000%, 6/01/24	No Opt. Call	N/R	613,719
470	5.000%, 6/01/25	6/24 at 100.00	N/R	501,232

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015:
500	5.000%, 12/01/26	12/25 at 100.00	N/R	536,095
1,570	5.000%, 12/01/28	12/25 at 100.00	N/R	1,658,846

335	Nevada State Director of the Department of Business and Industry, Charter School Revenue Bonds, Doral Academy of Nevada, Series 2017A, 5.000%, 7/15/27, 144A	7/25 at 100.00	N/R	354,447

	North Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 65 Northern Beltway Commercial Area, Series 2017:
1,000	4.000%, 12/01/27, 144A	No Opt. Call	N/R	974,900
1,000	5.000%, 12/01/37, 144A	12/27 at 100.00	N/R	1,006,360

300	Overton Power District 5, Nevada, Special Obligation Revenue Bonds, Series 2008, 8.000%, 12/01/38 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa1 (6)	312,381

4,000	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Senior Lien, Refunding Series 2007B, 5.000%, 6/01/27	6/18 at 100.00	B	3,997,400

2,210	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	6/18 at 100.00	N/R	2,209,890

	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
100	6.500%, 6/15/20, 144A	6/18 at 100.00	Ba3	100,548
250	6.750%, 6/15/28, 144A	6/18 at 100.00	Ba3	251,313
41,055	Total Nevada			42,681,450

	New Hampshire – 0.0%

900	Manchester Housing and Redevelopment Authority, New Hampshire, Revenue Bonds, Series 2000B, 0.000%, 1/01/19 – ACA Insured	No Opt. Call	B3	874,935

	New Jersey – 8.2%

4,000	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	6/18 at 100.00	N/R	3,700,400

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$3,960	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	Ba1	$4,290,462

1,070	New Jersey Building Authority, State Building Revenue Bonds, Refunding Series 2016A, 4.000%, 6/15/30	6/26 at 100.00	N/R	1,086,414

445	New Jersey Building Authority, State Building Revenue Bonds, Refunding Series 2016A, 4.000%, 6/15/30 (Pre-refunded 6/15/26)	6/26 at 100.00	N/R (6)	496,998

330	New Jersey Economic Development Authority, Charter School Revenue Bonds, Greater Brunswick Charter School, Series 2014A, 4.750%, 8/01/24, 144A	No Opt. Call	N/R	337,032

900	New Jersey Economic Development Authority, Charter School Revenue Bonds, North Star Academy Charter School of Newark, Series 2017, 5.000%, 7/15/32	7/27 at 100.00	N/R	998,640

	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck Community Charter School, Series 2017A:
140	3.500%, 9/01/22, 144A	No Opt. Call	N/R	138,642
210	4.250%, 9/01/27, 144A	No Opt. Call	N/R	206,791

830	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012, 5.000%, 6/15/29	6/22 at 100.00	N/R	891,619

	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014:
905	3.625%, 1/01/19	No Opt. Call	N/R	910,702
1,000	4.375%, 1/01/24	No Opt. Call	N/R	1,023,760

1,120	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.000%, 1/01/23 (Alternative Minimum Tax)	No Opt. Call	N/R	1,239,739

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A:
8,000	4.000%, 7/01/32	7/27 at 100.00	N/R	7,922,480
5,775	5.000%, 7/01/33	7/27 at 100.00	N/R	6,231,167

650	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan Properties LLC – Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/25	No Opt. Call	N/R	723,775

	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A:
780	4.000%, 7/01/20	No Opt. Call	N/R	807,612
2,460	4.000%, 7/01/24	No Opt. Call	N/R	2,567,896

375	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	N/R	398,059

	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2015XX:
5,000	5.000%, 6/15/21	No Opt. Call	N/R	5,337,400
5,000	5.000%, 6/15/22	No Opt. Call	N/R	5,385,500
6,900	5.000%, 6/15/25	No Opt. Call	N/R	7,553,361
10,000	5.000%, 6/15/26	6/25 at 100.00	N/R	10,940,200

1,530	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, 4.750%, 6/15/31	12/26 at 100.00	N/R	1,634,407

2,200	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2013I, 3.210%, 3/01/28 (UB) (5)	3/23 at 100.00	Baa1	2,174,304

5,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/25	3/23 at 100.00	N/R	5,358,900

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$19,735	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2013I, 3.160%, 9/01/27 (UB) (5)	3/23 at 100.00	Baa1	$19,494,825

	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Tender Option Bond Trust 2016-XF2340:
250	4.263%, 9/01/25, 144A (IF) (5)	3/25 at 100.00	Baa1	226,245
1,000	5.621%, 9/01/27, 144A (IF) (5)	3/23 at 100.00	Baa1	951,300

100	New Jersey Economic Development Authority, School Revenue Bonds, Leap Academy University Charter School Inc. Project; Series 2014A, 5.125%, 10/01/24, 144A	No Opt. Call	N/R	102,299

4,740	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Refunding Series 2012, 5.750%, 9/15/27 (Alternative Minimum Tax)	9/22 at 100.00	N/R	5,260,357

530	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (Alternative Minimum Tax)	6/18 at 100.00	N/R	531,601

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
820	4.875%, 9/15/19 (Alternative Minimum Tax)	No Opt. Call	N/R	841,418
7,720	5.125%, 9/15/23 (Alternative Minimum Tax)	9/18 at 100.00	N/R	8,526,122
8,000	5.250%, 9/15/29 (Alternative Minimum Tax)	8/22 at 101.00	N/R	8,738,160

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B:
425	5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	N/R	479,294
1,250	5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	N/R	1,409,688

1,680	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark Container Terminal LLC Project, Refunding Series 2017., 5.000%, 10/01/27 (Alternative Minimum Tax)	No Opt. Call	N/R	1,892,201

5,000	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/25	No Opt. Call	N/R	5,484,850

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
3,335	5.000%, 7/01/20	No Opt. Call	N/R	3,445,555
525	5.000%, 7/01/21	No Opt. Call	N/R	548,105
6,750	6.000%, 7/01/26	7/21 at 100.00	N/R	7,222,230
1,000	6.250%, 7/01/35	7/21 at 100.00	N/R	1,076,270

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Refunding Series 2016:
1,050	5.000%, 7/01/26	No Opt. Call	N/R	1,179,486
1,170	5.000%, 7/01/28	7/26 at 100.00	N/R	1,300,876

	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1:
2,515	5.000%, 6/15/27	6/26 at 100.00	N/R	2,796,932
9,410	5.000%, 6/15/28	6/26 at 100.00	N/R	10,457,709
5,525	5.000%, 6/15/29	6/26 at 100.00	N/R	6,098,606
1,000	5.000%, 6/15/30	6/26 at 100.00	N/R	1,100,080

4,035	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009C, 5.250%, 6/15/32	12/24 at 100.00	N/R	4,373,012

11,855	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Libor Index Series 2017D-1, 1.865%, 1/01/24 (1-Month LIBOR*70% reference rate + 0.70% spread) (14)	No Opt. Call	A2	11,845,042

14,900	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	16,046,108

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Subordinate Series 2017B:
$1,000	5.000%, 1/01/29 (Alternative Minimum Tax)	1/28 at 100.00	Baa1	$1,109,810
1,300	5.000%, 1/01/30 (Alternative Minimum Tax)	1/28 at 100.00	Baa1	1,437,137
850	5.000%, 1/01/32 (Alternative Minimum Tax)	1/28 at 100.00	Baa1	932,374
1,220	5.000%, 1/01/33 (Alternative Minimum Tax)	1/28 at 100.00	Baa1	1,334,070
1,250	5.000%, 1/01/34 (Alternative Minimum Tax)	1/28 at 100.00	Baa1	1,363,688

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
1,521	4.500%, 6/01/23 (Pre-refunded 4/26/18)	4/18 at 100.00	Baa2 (6)	1,526,825
21,090	4.625%, 6/01/26 (Pre-refunded 4/26/18)	4/18 at 100.00	Ba3 (6)	21,108,137
52,265	5.000%, 6/01/29 (Pre-refunded 4/26/18)	4/18 at 100.00	B2 (6)	52,434,339
50,885	4.750%, 6/01/34 (Pre-refunded 4/26/18)	4/18 at 100.00	B3 (6)	50,883,982
314,281	Total New Jersey			325,914,993

	New Mexico – 0.2%

1,730	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Valencia Retirement Apartments Project, Series 2001A, 5.450%, 6/01/34 – AMBAC Insured (Alternative Minimum Tax)	6/18 at 100.00	N/R	1,730,744

	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2015:
125	4.000%, 10/01/20	No Opt. Call	N/R	125,071
240	4.875%, 10/01/25	No Opt. Call	N/R	240,050

1,355	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010A, 5.200%, 6/01/40 (Mandatory put 6/01/20)	No Opt. Call	Baa2	1,437,926

480	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 5.750%, 10/01/23	No Opt. Call	N/R	502,608

2,335	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, FHA/HFA Risk Sharing Program: Sandpiper Apartments Project, Series 2002A, 6.050%, 7/01/28 (Alternative Minimum Tax)	7/18 at 100.00	N/R	2,340,184

950	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 5.750%, 10/01/23	No Opt. Call	N/R	965,172

1,985	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2015, 5.250%, 5/01/25, 144A	5/20 at 103.00	N/R	1,988,414
9,200	Total New Mexico			9,330,169

	New York – 3.6%

180	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 5.000%, 7/01/28	7/25 at 100.00	BBB	201,906

1,000	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Charter School for Applied Technologies, Series 2017A, 4.500%, 6/01/27	6/24 at 103.00	BBB–	1,060,840

40	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 6.000%, 12/01/19	No Opt. Call	B+	40,883

	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:
805	5.000%, 11/01/21	No Opt. Call	BB	852,479
845	5.000%, 11/01/22	No Opt. Call	BB	902,587

3,000	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 4.500%, 1/01/25, 144A (Alternative Minimum Tax)	No Opt. Call	N/R	3,292,020

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A:
$715	5.000%, 5/01/23	No Opt. Call	N/R	$789,667
3,245	5.000%, 5/01/24	5/23 at 100.00	N/R	3,575,795
2,830	5.000%, 5/01/26	5/23 at 100.00	N/R	3,093,275
1,815	5.000%, 5/01/27	5/23 at 100.00	N/R	1,976,717

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A:
5	4.000%, 5/01/22 (ETM)	No Opt. Call	N/R (6)	5,408
15	5.000%, 5/01/23 (ETM)	No Opt. Call	N/R (6)	17,139

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A:
85	5.000%, 5/01/24 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R (6)	96,681
65	5.000%, 5/01/26 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R (6)	73,932
20	5.000%, 5/01/27 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R (6)	22,748

2,955	Dormitory Authority of the State of New York, Insured Revenue Bonds, Touro College and University System, Series 2014A, 5.250%, 1/01/34	7/24 at 100.00	N/R	3,268,821

6,800	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008, 6.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (6)	7,015,764

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015:
300	5.000%, 12/01/26, 144A	6/25 at 100.00	N/R	331,875
1,200	5.000%, 12/01/28, 144A	6/25 at 100.00	N/R	1,318,668

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
2,000	5.000%, 12/01/26, 144A	No Opt. Call	N/R	2,260,660
1,800	5.000%, 12/01/28, 144A	6/27 at 100.00	N/R	2,005,488
2,500	5.000%, 12/01/31, 144A	6/27 at 100.00	N/R	2,756,600

2,600	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph’s College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	N/R	2,675,790

	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A:
4,360	5.000%, 12/01/21, 144A	No Opt. Call	N/R	4,523,980
6,470	5.000%, 12/01/26, 144A	No Opt. Call	N/R	6,558,445

1,000	Genesee County Industrial Development Agency, New York, Civic Facility Revenue Bonds, United Memorial Medical Center Project, Series 2007, 5.000%, 12/01/32	7/18 at 100.00	N/R	1,000,400

1,695	Green Island Power Authority, New York, Power System Revenue Bonds, Subordinate Series 2000, 6.000%, 12/15/25 (Alternative Minimum Tax)	6/18 at 100.00	Ba1	1,698,170

1,000	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2017A, 5.890%, 2/01/32	2/27 at 100.00	N/R	991,520

400	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B, 5.000%, 7/01/29	7/24 at 100.00	N/R	444,748

5,520	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	5/18 at 100.00	N/R	5,520,773

	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A:
210	5.000%, 7/01/27	7/25 at 100.00	N/R	233,684
375	5.000%, 7/01/28	7/25 at 100.00	N/R	416,783

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$2,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/39 – AMBAC Insured	6/18 at 100.00	N/R	$2,004,660

7,000	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006, 2.989%, 3/01/26 – FGIC Insured	No Opt. Call	BBB	6,796,300

11,920	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A-1, 5.625%, 6/01/35	No Opt. Call	N/R	13,161,826

7,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	7,432,390

7,465	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A	11/24 at 100.00	N/R	8,189,105

4,975	New York State Energy Research and Development Authority, Facilities Revenue Refunding Bonds, Consolidated Edison Company Inc., Series 1999A-3, 2.173%, 5/01/34 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A–	4,791,224

7,000	New York State Environmental Facilities Corporation, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2014R-2, 3.125%, 12/01/44, 144A (Mandatory put 6/01/26) (Alternative Minimum Tax)	No Opt. Call	N/R	6,375,320

	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
10,785	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	N/R	11,466,396
8,485	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	N/R	8,949,384

4,500	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 4.000%, 7/01/31 (Alternative Minimum Tax)	7/24 at 100.00	N/R	4,689,180

1,000	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2014A, 5.000%, 7/01/19 (ETM)	No Opt. Call	N/R (6)	1,021,210

1,250	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2014A, 4.625%, 7/01/22 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (6)	1,295,750

75	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/18 at 100.00	BBB	78,355

100	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2008A, 5.000%, 6/01/18	No Opt. Call	N/R	100,524

	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B:
1,400	5.000%, 6/01/23	No Opt. Call	B+	1,527,302
850	5.000%, 6/01/24	No Opt. Call	B+	931,906
1,600	5.000%, 6/01/25	No Opt. Call	B+	1,763,536

	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016:
685	5.000%, 11/01/27	11/25 at 100.00	BBB	772,283
830	5.000%, 11/01/28	11/25 at 100.00	BBB	931,584
134,770	Total New York			141,302,481

	North Carolina – 0.1%

760	Mooresville, North Carolina, Special Assessment Revenue Bonds, Series 2015, 4.375%, 3/01/25, 144A	No Opt. Call	N/R	752,826

1,280	North Carolina Capital Facilities Financing Agency, Housing Revenue Bonds, Elizabeth City State University, Series 2003A., 5.000%, 6/01/33 – AMBAC Insured	6/18 at 100.00	N/R	1,282,906
2,040	Total North Carolina			2,035,732

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota – 0.2%

$490	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/22 (ETM)	No Opt. Call	N/R (6)	$546,345

	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
165	5.000%, 7/01/23 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (6)	180,470
1,200	5.000%, 7/01/24 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (6)	1,312,512
1,070	5.000%, 7/01/25 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (6)	1,170,323
1,460	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (6)	1,596,890

2,005	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C., 5.000%, 6/01/31	6/28 at 100.00	BBB–	2,234,793
6,390	Total North Dakota			7,041,333

	Ohio – 5.3%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
39,535	5.875%, 6/01/30	5/18 at 100.00	Caa1	39,344,837
41,085	5.750%, 6/01/34	5/18 at 100.00	Caa1	40,366,013

	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C:
2,015	5.000%, 12/01/24	12/22 at 100.00	N/R	2,019,070
2,170	5.750%, 12/01/34	12/22 at 100.00	N/R	2,146,911

400	Butler County Port Authority, Ohio, Revenue Bonds, StoryPoint Fairfield Project, Senior Series 2017A-1, 6.250%, 1/15/34, 144A	1/24 at 104.00	N/R	417,804

470	County of Greene, Ohio $6,260,000 Greene Town Center Improvement Revenue Bonds, Series 2009, 8.000%, 12/01/34	12/19 at 100.00	N/R	497,241

	Franklin County, Ohio, Health Care Facilities Revenue Bonds, Friendship Village of Dublin, Ohio, Inc., Refunding &Improvement Series 2014:
150	5.000%, 11/15/23	No Opt. Call	BBB+	170,207
205	5.000%, 11/15/24	No Opt. Call	BBB+	234,323
200	5.000%, 11/15/25	11/24 at 100.00	BBB+	225,244
500	5.000%, 11/15/26	11/24 at 100.00	BBB+	558,320

	Hamilton County, Ohio, Healthcare Facilities Revenue Bonds, Christ Hospital Project, Series 2012:
1,650	5.000%, 6/01/21	No Opt. Call	A–	1,791,339
5,000	5.250%, 6/01/26	6/22 at 100.00	A–	5,565,150

	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
275	5.000%, 12/01/22	6/18 at 100.00	N/R	275,220
525	5.000%, 12/01/32	6/18 at 100.00	N/R	524,984

1,925	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2014A, 5.375%, 12/01/23	6/23 at 100.00	N/R	1,990,931

1,500	Licking County, Ohio, Health Care Facilities Revenue Bonds, Kendal at Granville Obligated Group, Refunding Series 2015A, 5.100%, 7/01/25	No Opt. Call	N/R	1,591,170

115	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.000%, 4/01/20	No Opt. Call	N/R	119,572

1,685	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2009B, 5.250%, 5/01/29	11/23 at 100.00	N/R	1,866,475

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$905	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2009B, 5.250%, 5/01/29 (Pre-refunded 11/12/23)	11/23 at 100.00	N/R (6)	$1,043,637

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
1,250	5.000%, 2/15/20	No Opt. Call	N/R	1,300,100
1,725	5.000%, 2/15/21	No Opt. Call	N/R	1,822,428
2,250	5.000%, 2/15/27	2/23 at 100.00	N/R	2,404,913

2,000	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009B, 5.800%, 12/01/38	12/19 at 100.00	N/R	2,110,340

3,180	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (4)	No Opt. Call	N/R	1,005,675

13,235	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/18 (4)	No Opt. Call	N/R	11,676,711

20,775	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29 (Mandatory put 9/15/21) (4)	No Opt. Call	N/R	18,189,759

17,435	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18) (4)	No Opt. Call	N/R	5,513,819

2,065	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (Mandatory put 7/01/18) (4)	No Opt. Call	N/R	653,056

3,100	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33 (Mandatory put 6/01/20) (4)	No Opt. Call	N/R	980,375

	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B:
1,500	3.625%, 12/01/33 (Mandatory put 6/01/20) (4)	No Opt. Call	N/R	474,375
215	3.125%, 1/01/34 (Mandatory put 7/01/18) (4)	No Opt. Call	N/R	67,994

1,500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20) (4)	No Opt. Call	N/R	474,375

3,540	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax) (4)	No Opt. Call	N/R	1,119,525

1,115	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory put 6/01/22) (4)	No Opt. Call	N/R	976,227

9,985	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, AK Steel Holding Corporation, Refunding Series 2012A, 6.750%, 6/01/24 (Alternative Minimum Tax)	2/22 at 100.00	N/R	10,339,967

8,780	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	N/R	9,040,239

1,680	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 3.750%, 1/15/28, 144A (Alternative Minimum Tax)	No Opt. Call	N/R	1,682,654

720	Ohio Housing Finance Agency, Multifamily Housing Revenue Bonds, Sanctuary at Springboro Project, Series 20017, 5.125%, 1/01/32, 144A	10/25 at 101.00	N/R	702,943

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$9,250	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1998, 5.650%, 3/01/33 (Alternative Minimum Tax)	6/18 at 100.00	Ba2	$9,263,783

265	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.050%, 8/01/34 (Alternative Minimum Tax)	6/18 at 100.00	Ba2	265,458

1,775	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29	11/21 at 100.00	B	1,842,202

8,500	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21) (4)	No Opt. Call	C	2,688,125

11,680	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (Mandatory put 6/03/19) (4)	No Opt. Call	C	3,693,800

2,275	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20) (4)	No Opt. Call	C	719,469

1,875	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax) (4)	No Opt. Call	C	592,969

500	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33 (Mandatory put 6/03/19) (4)	No Opt. Call	C	158,125

250	Seneca County, Ohio, Health Care Facilities Revenue Bonds, VOA Care Rehabilitation Centers, Inc., Series 2014A, 5.625%, 7/01/25	7/24 at 100.00	N/R	257,190

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Improvement Series 2015:
300	5.000%, 12/01/23	No Opt. Call	BB–	320,373
595	5.000%, 12/01/24	No Opt. Call	BB–	638,816
415	5.000%, 12/01/25	12/24 at 100.00	BB–	448,100
2,670	5.500%, 12/01/29	12/24 at 100.00	BB–	2,938,068

2,010	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	8/18 at 100.00	N/R	2,013,015

	Toledo-Lucas County Port Authority, Ohio, Student Housing Revenue Bonds, CHF-Toledo, L.L.C. – The University of Toledo Project, Series 2014A:
1,485	5.000%, 7/01/24	No Opt. Call	BBB–	1,613,081
2,250	5.000%, 7/01/29	7/24 at 100.00	BBB–	2,392,268

8,385	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27	3/25 at 100.00	N/R	8,578,694
250,840	Total Ohio			209,707,459

	Oklahoma – 1.0%

2,950	Arbuckle Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2008, 7.250%, 1/01/38	6/18 at 100.00	N/R	3,014,664

2,955	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B, 5.000%, 8/15/33 (WI/DD, Settling 4/04/18)	8/28 at 100.00	BB+	3,291,161

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc. Project, Refunding Series 2017:
$500	5.000%, 11/15/26	11/25 at 102.00	BBB–	$564,880
600	5.000%, 11/15/28	11/25 at 102.00	BBB–	671,910
400	5.000%, 11/15/29	11/25 at 102.00	BBB–	445,368
1,780	5.000%, 11/15/30	11/25 at 102.00	BBB–	1,974,305
730	5.000%, 11/15/32	11/25 at 102.00	BBB–	804,533

9,875	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2001B, 5.500%, 12/01/35 (Alternative Minimum Tax)	6/23 at 100.00	N/R	10,630,438

17,875	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2015, 5.000%, 6/01/35 (Mandatory put 6/01/25) (Alternative Minimum Tax)	6/25 at 100.00	BB–	19,277,651
37,665	Total Oklahoma			40,674,910

	Oregon – 0.1%

750	Clackamas County Hospital Facility Authority, Oregon, Senior Living Revenue Bonds, Willamette View Project, Series 2017A., 5.000%, 11/15/32	11/25 at 102.00	N/R	823,410

280	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A, 5.000%, 10/01/19	No Opt. Call	N/R	287,748

840	Oregon Facilities Authority, Revenue Bonds, College Housing Northwest Projects, Refunding Series 2013, 4.000%, 10/01/21	No Opt. Call	BBB–	884,503

430	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2016A, 4.500%, 6/15/28	6/25 at 100.00	N/R	425,124

970	Oregon Facilities Authority, Revenue Bonds, Trillium Charter School Project, Refunding Series 2007A, 6.875%, 11/01/27	11/21 at 100.00	N/R	984,860

550	Polk County Hospital Facility Authority, Oregon, Revenue Bonds, Dallas Retirement Village Project, Series 2015A, 5.000%, 7/01/25	No Opt. Call	N/R	595,045

405	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	6/18 at 100.00	N/R	404,980
4,225	Total Oregon			4,405,670

	Pennsylvania – 5.1%

	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
10,500	6.750%, 11/01/24	11/19 at 100.00	B	10,798,935
1,350	6.875%, 5/01/30	11/19 at 100.00	B	1,380,267

5,045	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.750%, 12/01/27	12/21 at 100.00	B	5,281,661

400	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 6.000%, 10/15/38 (Pre-refunded 10/15/18)	10/18 at 100.00	Baa3 (6)	409,328

680	Allegheny County Industrial Development Authority, Pennsylvania, , Charter School Revenue Bonds, Propel Charter School-Sunrise, Series 2013, 5.250%, 7/15/23	No Opt. Call	BB+	713,300

10,040	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	6/18 at 100.00	N/R	9,894,018

2,000	Allentown Commercial and Industrial Development Authority, Pennsylvania, Revenue Bonds, Executive Education Academy Charter School, Series 2017, 5.875%, 7/01/32, 144A	7/24 at 100.00	N/R	1,979,840

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017:
$3,750	5.000%, 5/01/27, 144A	No Opt. Call	Ba1	$4,199,625
4,825	5.000%, 5/01/32, 144A	5/27 at 100.00	Ba1	5,295,389

2,000	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/32	5/22 at 100.00	Baa3	2,108,360

2,500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (Mandatory put 7/01/21) (4)	No Opt. Call	C	790,625

4,225	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory put 4/01/21) (4)	No Opt. Call	CCC+	3,700,044

7,930	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41 (Mandatory put 6/01/20) (4)	No Opt. Call	C	2,507,863

13,175	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20) (4)	No Opt. Call	C	4,166,594

3,570	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (4)	No Opt. Call	C	1,160,250

3,210	Bucks County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, U.S. Steel Corporation, Refunding Series 2011, 6.750%, 6/01/26	12/21 at 100.00	B	3,379,103

3,130	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School Project, Series 2016, 5.000%, 3/15/26	No Opt. Call	BBB–	3,437,366

2,890	Butler County Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, AK Steel Corporation Project, Series 2012-A, 6.250%, 6/01/20 (Alternative Minimum Tax)	No Opt. Call	B–	2,940,980

	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2015A:
905	5.000%, 12/01/21	No Opt. Call	N/R	961,463
295	5.000%, 12/01/30	12/25 at 100.00	N/R	307,558

1,755	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2017A, 4.000%, 12/15/27	No Opt. Call	BBB–	1,766,162

1,975	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Chater School Project, Series 2012A, 5.000%, 10/15/22	No Opt. Call	BB+	2,091,367

1,500	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Chater School Project, Series 2017A, 5.000%, 10/15/27	4/27 at 100.00	BB+	1,570,380

805	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Renaissance Academy Charter School Project, Series 2014, 3.750%, 10/01/24	No Opt. Call	BBB–	819,884

1,000	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion University Foundation Inc. Student Housing Project at Clarion University, Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	Baa3	1,051,890

	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014:
655	5.000%, 5/01/23	No Opt. Call	Baa3	727,993
500	5.000%, 5/01/24	No Opt. Call	Baa3	560,480

7,620	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2007C, 1.994%, 6/01/27 (3-Month LIBOR*67% reference rate + 0.65% spread) (14)	No Opt. Call	A+	7,323,734

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$150	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2008A, 5.000%, 7/01/21 (Pre-refunded 7/01/18)	7/18 at 100.00	AA (6)	$151,250

515	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/22	No Opt. Call	BBB–	554,676

270	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc. – Student Housing Project at Millersville University, Series 2013, 4.000%, 7/01/19	No Opt. Call	BBB–	275,592

	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc. – Student Housing Project at Millersville University, Series 2014:
790	5.000%, 7/01/20	No Opt. Call	BBB–	832,463
870	5.000%, 7/01/22	No Opt. Call	BBB–	946,055
405	5.000%, 7/01/24	No Opt. Call	BBB–	448,606
1,000	5.000%, 7/01/29	7/24 at 100.00	BBB–	1,084,020

1,000	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc., Series 2012, 5.000%, 4/01/27	4/22 at 100.00	BB+	1,041,820

	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, United Zion Retirement Community, Series 2017A:
1,000	4.500%, 12/01/29	6/27 at 100.00	N/R	1,010,410
500	5.000%, 12/01/32	6/27 at 100.00	N/R	521,625

	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013:
1,000	5.000%, 5/01/20	No Opt. Call	BBB	1,053,000
1,000	5.000%, 5/01/22	No Opt. Call	BBB	1,086,610

3,312	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33, 144A	7/24 at 100.00	N/R	3,374,464

	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Holy Redeemer Health System Inc., Refunding Series 2014A:
1,165	5.000%, 10/01/24	No Opt. Call	N/R	1,306,676
1,200	5.000%, 10/01/25	10/24 at 100.00	N/R	1,325,016
2,030	5.000%, 10/01/26	10/24 at 100.00	N/R	2,226,524

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Whitemarsh Continuing Care Retirement Community Project, Series 2015, 5.000%, 1/01/30	1/25 at 100.00	N/R	1,021,150

1,925	Northampton County Industrial Development Authority, Pennsylvania, Tax Increment Financing Revenue Bonds, Route 33 Project, Series 2013, 7.000%, 7/01/32	7/23 at 100.00	N/R	2,213,288

635	Northeastern Pennsylvania Hospital and Education Authority, University Revenue Bonds, Wilkes University Project, Refunding Series 2016A, 5.000%, 3/01/27	3/26 at 100.00	N/R	710,076

8,585	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 3.750%, 12/01/40 (Mandatory put 7/01/20) (4)	No Opt. Call	C	2,715,006

11,900	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009B, 5.000%, 12/01/38 (Mandatory put 9/01/20)	No Opt. Call	B+	11,993,415

44,695	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009C, 5.000%, 12/01/37 (Mandatory put 9/01/20)	No Opt. Call	B+	45,045,856

3,240	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (6)	3,433,655

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015:
$350	5.000%, 6/30/24 (Alternative Minimum Tax)	No Opt. Call	BBB	$393,162
750	5.000%, 12/31/26 (Alternative Minimum Tax)	6/26 at 100.00	BBB	849,405

6,050	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	6/18 at 100.00	Ba2	6,061,072

175	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1, 5.000%, 11/01/19	No Opt. Call	Ba1	178,775

120	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (6)	130,426

	Philadelphia Authority for Industrial Development Senior Living Facilities, Philadelphia, Revenue Bonds, Wesley Enhanced Living Obligated Group, Series 2017A:
200	5.000%, 7/01/31	7/27 at 100.00	BB	216,604
500	5.000%, 7/01/32	7/27 at 100.00	BB	539,495

2,255	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva Esperanza, Inc. – Esperanza Academy Charter School, Series 2013, 6.375%, 1/01/23	No Opt. Call	N/R	2,339,021

70	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/19 – AGM Insured	No Opt. Call	BBB+	72,887

	Scranton, Lackawanna County, Pennsylvania, General Obligation Bonds, Refunding Series 2017:
1,745	5.000%, 9/01/24, 144A	No Opt. Call	BB+	1,892,767
405	5.000%, 9/01/25, 144A	No Opt. Call	BB+	440,211
420	5.000%, 9/01/26, 144A	No Opt. Call	BB+	457,241
440	5.000%, 9/01/27, 144A	No Opt. Call	BB+	478,892
1,585	5.000%, 9/01/28, 144A	9/27 at 100.00	BB+	1,714,701
1,650	5.000%, 9/01/29, 144A	9/27 at 100.00	BB+	1,778,271

	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016:
2,245	5.000%, 11/15/26	5/24 at 100.00	BB+	2,403,362
2,615	5.000%, 11/15/32	5/24 at 100.00	BB+	2,748,260

320	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital, Series 2010, 5.000%, 7/01/20 (ETM)	No Opt. Call	N/R (6)	331,210

370	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013, 5.000%, 12/01/20	No Opt. Call	BBB	394,446

3,200	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2007F, 2.062%, 11/15/34 (3-Month LIBOR*67% reference rate + 0.83% spread) (14)	6/18 at 100.00	AA–	3,025,632

	The Hospitals and Higher Education Facilities Authority of Philadelphia, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017:
3,165	5.000%, 7/01/29	7/27 at 100.00	Ba1	3,513,277
2,045	5.000%, 7/01/30	7/27 at 100.00	Ba1	2,261,545
1,750	5.000%, 7/01/31	7/27 at 100.00	Ba1	1,928,098
1,000	5.000%, 7/01/32	7/27 at 100.00	Ba1	1,096,840
1,370	5.000%, 7/01/33	7/27 at 100.00	Ba1	1,498,191

1,000	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2018., 4.000%, 7/01/23	No Opt. Call	BB	1,005,460
222,212	Total Pennsylvania			203,444,963

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Rhode Island – 0.1%

	Providence Redevelopment Agency, Rhode Island, Revenue Bonds, Public Safety and Municipal Building Projects, Refunding Series 2015A:
$1,500	5.000%, 4/01/23	No Opt. Call	BBB–	$1,668,345
1,500	5.000%, 4/01/24	No Opt. Call	BBB–	1,686,225

1,115	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.000%, 9/01/23 (ETM)	No Opt. Call	BB– (6)	1,274,032
4,115	Total Rhode Island			4,628,602

	South Carolina – 0.3%

750	Richland County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Refunding Series 2014A, 3.875%, 4/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB	798,503

60	South Carolina Jobs-Economic Authority, Student Housing Revenue Bonds, Coastal Housing Foundation, LLC Project, Series 2009A, 5.500%, 4/01/20 (ETM)	No Opt. Call	N/R (6)	62,048

415	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Palmetto Scholars Academy Project, Series 2015A, 4.500%, 8/15/25, 144A	2/25 at 100.00	BB	415,955

735	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, York Preparatory Academy Project, Series 2014A, 5.750%, 11/01/23	No Opt. Call	N/R	761,151

	South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds, Lutheran Homes of South Carolina Inc., Series 2013:
1,870	5.000%, 5/01/21	No Opt. Call	N/R	1,987,623
1,170	5.000%, 5/01/22	No Opt. Call	N/R	1,259,154
1,000	5.000%, 5/01/23	No Opt. Call	N/R	1,085,180

400	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A, 5.250%, 8/01/24 (Pre-refunded 8/01/23)	8/23 at 100.00	BBB+ (6)	439,856

	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A:
540	5.000%, 12/01/27	6/26 at 100.00	A+	610,961
125	5.000%, 12/01/28	6/26 at 100.00	A+	140,948
830	5.000%, 12/01/29	6/26 at 100.00	A+	932,721

	Walnut Creek Improvement District, Lancaster County, South Carolina, Assessment Revenue Bonds, Series 2016A-1:
525	3.125%, 12/01/22	No Opt. Call	N/R	526,234
1,310	5.000%, 12/01/26	12/23 at 100.00	N/R	1,393,447
9,730	Total South Carolina			10,413,781

	South Dakota – 0.0%

160	Rapid City, South Dakota, Airport Revenue Bonds, Passenger Facility Charge Supported, Refunding Series 2011A, 5.000%, 12/01/20	12/19 at 100.00	Baa3	168,109

	Tennessee – 1.5%

1,000	Blount County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Asbury, Inc., Series 2016A, 5.000%, 1/01/31	1/25 at 102.00	N/R	1,069,310

	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle Project, Capital Appreciation Series 2016B:
500	0.000%, 12/01/18, 144A	No Opt. Call	N/R	489,235
1,205	0.000%, 12/01/19, 144A	No Opt. Call	N/R	1,135,845
1,180	0.000%, 12/01/20, 144A	No Opt. Call	N/R	1,063,912
775	0.000%, 12/01/21, 144A	No Opt. Call	N/R	663,454
1,000	0.000%, 12/01/22, 144A	No Opt. Call	N/R	811,560

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$1,500	Bristol Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Pinnacle Project, Series 2016, 5.000%, 6/01/27	6/26 at 100.00	N/R	$1,543,215

	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A:
700	5.000%, 10/01/24	No Opt. Call	Baa2	783,811
1,135	5.000%, 10/01/25	10/24 at 100.00	Baa2	1,268,760

1,000	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Appalachian Christian Village Project, Refunding & Improvement Series 2013, 4.000%, 2/15/23	No Opt. Call	BB–	933,410

	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds, Provision Center for Proton Therapy Project, Series 2014:
18,790	5.250%, 5/01/25, 144A	11/24 at 100.00	N/R	18,557,944
2,830	6.000%, 5/01/34, 144A	11/24 at 100.00	N/R	2,680,265

1,060	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A, 4.750%, 7/01/27	No Opt. Call	N/R	1,102,570

1,860	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 4.625%, 6/15/27, 144A	No Opt. Call	N/R	1,828,436

	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A:
4,000	6.500%, 6/01/27, 144A	No Opt. Call	N/R	4,059,400
12,635	7.125%, 6/01/32, 144A	6/27 at 100.00	N/R	13,350,646

850	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	BBB+	934,439

5,456	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	6,272,818

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
925	5.000%, 2/01/20	No Opt. Call	Baa2	974,367
40	5.000%, 2/01/24	No Opt. Call	Baa2	44,906
190	5.000%, 2/01/25	No Opt. Call	Baa2	215,175
58,631	Total Tennessee			59,783,478

	Texas – 5.1%

520	Argyle, Texas, Special Assessment Revenue Bonds, Highlands of Argyle Public Improvement District 1 Project, Series 2017, 4.250%, 9/01/27	No Opt. Call	N/R	516,797

1,000	Argyle, Texas, Special Assessment Revenue Bonds, Waterbrook of Argyle Public Improvement District Project, Series 2018., 4.625%, 9/01/28, 144A	No Opt. Call	N/R	998,320

700	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Wayside Schools, Series 2016A, 3.800%, 8/15/26	8/21 at 100.00	BB+	696,500

160	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Arlington Classics Academy, Series 2010A, 7.000%, 8/15/28	8/20 at 100.00	BB+	173,515

	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Leadership Prep School, Series 2016A:
725	4.000%, 6/15/26	6/21 at 100.00	BB	704,693
210	5.000%, 6/15/36	6/21 at 100.00	BB	210,662

730	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, UME Preparatory Academy, Taxable Series 2017A., 4.550%, 8/15/28	8/27 at 100.00	N/R	728,175

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,150	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Winn Ridge South Public Improvement District Project, Series 2017, 5.500%, 9/01/27, 144A	No Opt. Call	N/R	$1,146,596

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A:
165	5.000%, 1/01/30	1/27 at 100.00	BBB+	189,174
1,800	5.000%, 1/01/31	1/27 at 100.00	BBB+	2,061,216
1,700	5.000%, 1/01/32	1/27 at 100.00	BBB+	1,939,547
985	5.000%, 1/01/33	1/27 at 100.00	BBB+	1,118,458
580	5.000%, 1/01/34	1/27 at 100.00	BBB+	656,229

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding Second Tier Series 2017B:
575	5.000%, 1/01/27	No Opt. Call	BBB–	646,375
390	5.000%, 1/01/28	1/27 at 100.00	BBB–	439,039
725	5.000%, 1/01/29	1/27 at 100.00	BBB–	816,162
700	5.000%, 1/01/30	1/27 at 100.00	BBB–	782,390

265	Austin, Texas, Estancia Hill Country Public Improvement District, Area 1 Special Assessment Revenue Bonds, Series 2013, 4.500%, 11/01/18	No Opt. Call	N/R	266,314

2,600	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 1 Project, Series 2014, 6.375%, 9/01/28	9/22 at 103.00	N/R	2,615,392

1,050	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 2 & 3 Major improvement Project, Series 2014, 6.750%, 9/01/24	9/22 at 103.00	N/R	1,048,835

305	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Phase 1 Project, Series 2016, 4.200%, 9/01/27	9/26 at 100.00	N/R	294,850

650	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, Series 2015, 5.375%, 9/01/28	9/20 at 103.00	N/R	654,667

1,350	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 2-9 Major improvement Project, Series 2015, 5.500%, 9/01/24	9/22 at 103.00	N/R	1,358,303

1,350	Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms Public Improvement District Phase 1 Project, Series 2017, 5.750%, 9/01/32	9/27 at 100.00	N/R	1,345,991

520	Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms Public Improvement District Phase 2 Major Improvement Project, Series 2017, 6.125%, 9/01/32	9/27 at 100.00	N/R	523,474

375	Celina, Texas, Special Assessment Revenue Bonds, Wells North Public Improvement District Neighborhood Improvement Area 1 Project, Series 2016, 4.375%, 9/01/26, 144A	9/22 at 103.00	N/R	371,475

780	City of Shenandoah, Montgomery County, Texas, Special Assessment Revenue Bonds, Metropark Public Improvement District, Series 2018., 5.000%, 9/01/28	No Opt. Call	N/R	778,713

700	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2016B, 5.000%, 8/15/26	No Opt. Call	BBB+	800,660

910	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016, 5.750%, 9/01/28	9/23 at 103.00	N/R	885,658

350	Comal County, Texas, Special Assessment Revenue Bonds, Crossings Public Improvement District, Series 2017, 4.000%, 9/01/27	No Opt. Call	N/R	346,472

1,400	Dallas County Schools, Texas, Public Property Finance Contractual Obligations, Series 2014, 5.000%, 6/01/22	No Opt. Call	B3	1,348,998

920	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H. Wood Jr. Public Charter District, Inspire Academies, Series 2013A, 5.250%, 8/15/23	No Opt. Call	BBB–	964,574

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A:
$255	5.000%, 9/01/21	No Opt. Call	BB+	$273,296
230	5.000%, 9/01/22	No Opt. Call	BB+	248,669
325	5.000%, 9/01/23	No Opt. Call	BB+	352,667
305	5.000%, 9/01/24	No Opt. Call	BB+	331,608
1,785	5.250%, 9/01/29	9/24 at 100.00	BB+	1,935,208

1,170	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement District 1, Series 2014, 6.125%, 9/01/28	9/19 at 103.00	N/R	1,192,090

11,080	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	B3	11,484,420

785	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	6/18 at 100.00	B3	792,034

	Hackberry, Texas, Combination Special Assessment and Contract Revenue Road and Utility Bonds, Hidden Cove Improvement District 2, Series 2017:
280	4.000%, 9/01/23	No Opt. Call	BBB	298,497
295	4.000%, 9/01/24	No Opt. Call	BBB	314,744
310	4.000%, 9/01/25	No Opt. Call	BBB	329,821
335	4.000%, 9/01/27	No Opt. Call	BBB	351,341

560	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase 13-16 Project, Refunding & Improvement Series 2017, 4.500%, 9/01/27	No Opt. Call	N/R	573,401

200	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase13 Project, Series 2014, 6.000%, 9/01/26 (Pre-refunded 9/01/19)	9/19 at 103.00	N/R (6)	216,812

500	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase14-16 Project, Series 2014, 6.750%, 9/01/28 (Pre-refunded 9/01/19)	9/19 at 103.00	N/R (6)	549,170

425	Hackberry, Texas, Special Assessment Revenue Bonds, Riverdale by the Lake Public Improvement District 2 Phases 4-6, Series 2017., 4.125%, 9/01/27	No Opt. Call	N/R	421,876

	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A:
105	5.000%, 6/01/18	No Opt. Call	Baa3	105,516
915	5.000%, 6/01/23	No Opt. Call	Baa3	1,009,684
1,400	5.000%, 6/01/28	6/23 at 100.00	Baa3	1,505,840

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
425	5.000%, 11/15/23	No Opt. Call	BBB	476,085
545	5.000%, 11/15/24	No Opt. Call	BBB	619,060

5,500	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28	7/20 at 100.00	Caa1	5,742,000

2,000	Hays County, Texas, Special Assessment Revenue Bonds, La Cima Improvement District Major Public Improvement Project, Series 2015, 6.250%, 9/15/27	9/25 at 100.00	N/R	1,994,280

1,250	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Refunding Series 2011, 6.500%, 7/15/30 (Alternative Minimum Tax)	7/21 at 100.00	BB–	1,378,750

5,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015C, 5.000%, 7/15/20 (Alternative Minimum Tax)	No Opt. Call	BB–	5,288,150

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$6,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Airport Improvement Projects, Series 2018C., 5.000%, 7/15/28 (Alternative Minimum Tax)	No Opt. Call	BB–	$6,765,840

	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014:
9,250	4.500%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	BB–	9,675,778
13,775	4.750%, 7/01/24 (Alternative Minimum Tax)	No Opt. Call	BB–	15,119,853

1,000	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015, 5.000%, 8/15/25	No Opt. Call	BBB+	1,128,460

1,500	Leander, Texas, Special Assessment Revenue Bonds, Deerbrooke Public Improvement District Southern Improvement Area Project, Series 2017, 4.125%, 9/01/28, 144A	9/26 at 100.00	N/R	1,490,550

700	Leander, Texas, Special Assessment Revenue Bonds, Oak Creek Public Improvement District, Series 2014, 5.375%, 9/01/28	9/19 at 103.00	N/R	698,033

565	Little Elm, Texas, Special Assessment Revenue Bonds, Hillstone Pointe Public Improvement District 2 Phase 1-1A Project, Series 2017, 5.250%, 9/01/27, 144A	No Opt. Call	N/R	561,248

425	Little Elm, Texas, Special Assessment Revenue Bonds, Lakeside Estates Public Improvement District 2 Project, Series 2017., 4.500%, 9/01/27, 144A	No Opt. Call	N/R	420,168

340	Lufkin Health Facilities Development Corporation, Texas, Health System Revenue Bonds, Memorial Health System of East Texas, Refunding Series 2009, 5.750%, 2/15/19 (ETM)	No Opt. Call	N/R (6)	351,968

50	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, AEP Texas Central Company Project, Remarketing, Series 2008-1, 4.000%, 6/01/30	6/23 at 100.00	Baa1	52,522

500	McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Public Improvement District Phase 1, Series 2015, 5.125%, 9/15/28	9/20 at 103.00	N/R	504,595

300	Mesquite Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Christian Care Centers Inc., Series 2014, 5.000%, 2/15/24	No Opt. Call	BB+	328,833

7,670	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31, 144A (Alternative Minimum Tax)	10/18 at 103.00	N/R	7,979,254

6,665	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, CarbonLITE Recycling, LLC Project, Series 2016, 6.500%, 12/01/33, 144A (Alternative Minimum Tax)	12/23 at 103.00	N/R	6,593,351

6,165	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 6.500%, 1/01/26, 144A (Alternative Minimum Tax)	No Opt. Call	N/R	5,317,436

	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Jubilee Academic Center, Series 2017A:
400	3.625%, 8/15/22, 144A	8/21 at 100.00	N/R	396,716
610	4.250%, 8/15/27, 144A	8/21 at 100.00	N/R	599,795

1,290	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Compass Academy Charter School Inc., Series 2016A, 4.000%, 8/01/28, 144A	8/21 at 100.00	N/R	1,237,123

1,805	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc. Project, Series 2014, 5.000%, 1/01/24	No Opt. Call	N/R	1,908,174

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF – Collegiate Housing Corpus Christi I, L.L.C. – Texas A&M University – Corpus Christi Project, Series 2014A:

465	4.000%, 4/01/20	No Opt. Call	N/R	479,494
540	5.000%, 4/01/21	No Opt. Call	N/R	577,908
655	5.000%, 4/01/23	No Opt. Call	N/R	720,448
690	5.000%, 4/01/24	No Opt. Call	N/R	762,409
300	5.000%, 4/01/25	4/24 at 100.00	N/R	330,348
3,280	5.000%, 4/01/29	4/24 at 100.00	N/R	3,563,195

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$355	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF – Collegiate Housing Corpus Christi II, L.L.C. – Texas A&M University – Corpus Christi Project, Series 2016A, 5.000%, 4/01/36	4/26 at 100.00	N/R	$367,290

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF – Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A:

450	4.000%, 4/01/24 – AGM Insured	No Opt. Call	N/R	474,773
2,250	5.000%, 4/01/29	4/24 at 100.00	N/R	2,462,895

725	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF – Collegiate Housing Foundation – Stephenville II, L.L.C. – Tarleton State University Project, Series 2014A, 5.000%, 4/01/29	4/24 at 100.00	N/R	808,868

430	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF – Collegiate Housing Foundation – Stephenville III, L.L.C. – Tarleton State University Project, Series 2015A, 5.000%, 4/01/24	No Opt. Call	N/R	480,108

	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF – Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A:
305	5.000%, 4/01/24	No Opt. Call	N/R	340,542
2,345	5.000%, 4/01/29	4/24 at 100.00	N/R	2,616,270

	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series 2015A:
260	3.000%, 7/01/22	No Opt. Call	N/R	220,896
480	5.000%, 7/01/24	No Opt. Call	N/R	406,435
13,500	5.000%, 7/01/30	7/25 at 100.00	N/R	11,421,000

1,000	Newark Higher Education Finance Corporation, Texas, Education Revenue Bonds, Austin Achieve Public Schools, Inc., Series 2017A, 5.000%, 6/15/32	6/22 at 100.00	N/R	1,008,210

175	Ponder, Texas, Special Assessment Revenue Bonds, Public Improvement District 1 Estates at Remington Park, Series 2017, 4.000%, 9/01/27	No Opt. Call	N/R	173,640

1,970	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.000%, 2/01/29	2/24 at 100.00	Ba2	2,070,352

500	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012, 5.625%, 12/15/22 (4)	12/21 at 100.00	N/R	290,000

	Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public Improvement District North Improvement Area, Series 2016:
185	4.900%, 9/15/24	3/24 at 102.00	N/R	180,799
400	5.375%, 9/15/30	3/24 at 102.00	N/R	390,420

670	Royse City, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public improvement District Improvement Area 1 Project, Series 2017., 4.250%, 9/15/28, 144A	9/27 at 100.00	N/R	663,856

900	Royse City, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public improvement District Major Improvement Area Project, Series 2017., 4.750%, 9/15/28, 144A	9/27 at 100.00	N/R	892,665

	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007:
770	5.500%, 8/01/22	No Opt. Call	BBB+	864,841
450	5.500%, 8/01/27	No Opt. Call	BBB+	536,882

3,270	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckner Senior Living Ventana Project, Series 2017A, 6.000%, 11/15/27	5/27 at 100.00	N/R	3,552,692

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$5,250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckner Senior Living Ventana Project, TEMPS 50 Series 2017B-3, 3.875%, 11/15/22	5/19 at 100.00	N/R	$5,253,518

6,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckner Senior Living Ventana Project, TEMPS 65 Series 2017B-2, 4.500%, 11/15/23	11/19 at 100.00	N/R	6,549,140

8,750	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckner Senior Living Ventana Project, TEMPS 80 Series 2017B-1, 5.625%, 11/15/24	11/19 at 100.00	N/R	8,948,013

1,155	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Refunding Series 2015A, 5.000%, 11/15/22	No Opt. Call	BBB–	1,266,388

1,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2007, 5.500%, 11/15/22	6/18 at 100.00	BB	1,000,510

1,845	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2015A, 5.000%, 11/15/25	No Opt. Call	BB	1,920,737

8,200	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2015B-1, 4.500%, 11/15/21	6/18 at 100.00	BB	8,196,884

200	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/19	No Opt. Call	BBB	209,734

665	Travis County Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Longhorn Village Project, Refunding Series 2012A., 6.000%, 1/01/22	1/21 at 100.00	N/R	702,805

250	Travis County Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Longhorn Village Project, Refunding Series 2012A., 6.000%, 1/01/22 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (6)	277,560

	Viridian Municipal Management District, Texas, Assessment Revenue Bonds, Series 2015:
352	4.000%, 12/01/21	No Opt. Call	N/R	364,355
550	4.000%, 12/01/27	12/24 at 100.00	N/R	541,745

675	Vista Lago, Travis County, Texas, Special Assessment Revenue Bonds, Tessera on Lake Travis Public Improvement District Improvement Area #2 Project, Series 2018., 4.500%, 9/01/27	No Opt. Call	N/R	668,851

	Westlake, Texas, Special Assessment Revenue Bonds, Solana Public Improvement District, Series 2015:
3,000	5.500%, 9/01/25	No Opt. Call	N/R	3,022,110
1,840	6.125%, 9/01/35	9/25 at 100.00	N/R	1,854,573
198,882	Total Texas			203,777,099

	Utah – 0.6%

2,100	Box Elder County, Utah, Solid Waste Disposal Revenue Bonds, Promontory Point Res, LLC, Senior Series 2017A , 8.000%, 12/01/39, 144A (Alternative Minimum Tax)	12/27 at 100.00	N/R	2,027,802

16,000	Salt Lake County, Utah, Research Facility Revenue Bonds, Huntsman Cancer Foundation, Series 2013A-1, 5.000%, 12/01/33 (Mandatory put 12/15/20) (Pre-refunded 12/17/18)	12/18 at 100.00	N/R (6)	16,378,560

600	Utah Charter School Finance Authority, Utah, Charter School Revenue Bonds, Spectrum Academy Project, Series 2015, 4.300%, 4/15/25, 144A	4/20 at 100.00	BB+	606,630

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah (continued)

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Entheos Academy, Improvement & Refunding Series 2013A:
$110	3.625%, 10/15/18	No Opt. Call	BB+	$110,424
500	6.500%, 10/15/33	10/18 at 100.00	BB+	505,860

3,005	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Refunding Series 2017A, 4.500%, 7/15/27, 144A	No Opt. Call	BB	2,975,611
22,315	Total Utah			22,604,887

	Vermont – 0.2%

2,190	Burlington, Vermont, Airport Revenue Bonds, Refunding Series 2012A, 4.000%, 7/01/28	7/22 at 100.00	Baa3	2,274,819

	Burlington, Vermont, Electric System Revenue Bonds, Series 2011A:
265	5.500%, 7/01/29 (Pre-refunded 7/01/21)	7/21 at 100.00	A3 (6)	295,313
315	5.625%, 7/01/30 (Pre-refunded 7/01/21)	7/21 at 100.00	A3 (6)	352,268
460	5.750%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	A3 (6)	516,226

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Champlain College Project, Series 2016A:
695	5.000%, 10/15/26	No Opt. Call	BBB	779,491
875	5.000%, 10/15/28	10/26 at 100.00	BBB	969,728
1,000	5.000%, 10/15/30	10/26 at 100.00	BBB	1,098,980
1,000	5.000%, 10/15/31	10/26 at 100.00	BBB	1,095,140

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Saint Michael’s College Project, Series 2012:
170	5.000%, 10/01/24	10/22 at 100.00	BBB	184,569
555	5.000%, 10/01/25	10/22 at 100.00	BBB	599,888
805	5.000%, 10/01/27	10/22 at 100.00	BBB	862,767
8,330	Total Vermont			9,029,189

	Virgin Islands – 0.2%

475	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	N/R	312,313

955	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2014C, 5.000%, 10/01/19	No Opt. Call	N/R	771,163

1,070	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Caa3	730,275

2,380	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2010A, 5.000%, 7/01/18	No Opt. Call	CCC	1,850,450

3,610	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2003, 4.500%, 7/01/28 – AMBAC Insured	6/18 at 100.00	CCC	3,610,361

1,000	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	6/18 at 100.00	CCC	562,500
9,490	Total Virgin Islands			7,837,062

	Virginia – 0.6%

	Ballston Quarter Community Development Authority, Arlington County, Virginia, Revenue Bonds, Series 2016A:
1,000	5.000%, 3/01/26	No Opt. Call	N/R	1,036,790
2,000	5.125%, 3/01/31	3/27 at 100.00	N/R	2,093,840

2,730	Bristol Industrial Development Agency, Virginia, Revenue Bonds, The Falls-Bristol Project, Series 2014B, 5.000%, 11/01/29	11/24 at 100.00	N/R	2,735,951

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$970	Cherry Hill Community Development Authority, Virginia, Special Assessment Bonds, Potomac Shores Project, Series 2015, 4.500%, 3/01/25, 144A	No Opt. Call	N/R	$992,620

960	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/20	No Opt. Call	Baa1	1,024,224

	Fredericksburg Economic Development Authority, Virginia, Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2014:
1,000	5.000%, 6/15/26	6/24 at 100.00	Baa1	1,120,750
2,000	5.000%, 6/15/27	6/24 at 100.00	Baa1	2,235,480

1,935	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 4.000%, 3/01/25, 144A	No Opt. Call	N/R	1,949,300

2,622	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Series 2007, 6.250%, 9/01/24	6/18 at 100.00	N/R	2,625,592

2,790	Richmond Redevelopment and Housing Authority, Virginia, Multi-Family Housing Revenue Bonds, American Tobacco Apartments, Series 2017, 3.125%, 7/01/20, 144A	7/19 at 100.00	N/R	2,781,100

	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B:
1,480	5.000%, 7/01/23, 144A	No Opt. Call	BB+	1,616,574
1,550	5.000%, 7/01/24, 144A	No Opt. Call	BB+	1,708,550
1,635	5.000%, 7/01/25, 144A	No Opt. Call	BB+	1,810,501

100	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/47 (Alternative Minimum Tax)	6/27 at 100.00	Baa3	109,028
22,772	Total Virginia			23,840,300

	Washington – 1.0%

1,140	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Limited Tax Series 2015A, 4.250%, 12/01/25	No Opt. Call	N/R	1,125,271

	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
2,330	5.500%, 6/01/27 (Alternative Minimum Tax)	6/18 at 100.00	N/R	2,332,237
1,500	5.600%, 6/01/37 (Alternative Minimum Tax)	6/18 at 100.00	N/R	1,501,020

	Port of Pasco, Washington, Airport and General Port Revenue Bonds, Series 2014A:
1,110	5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	A–	1,235,141
1,165	5.000%, 12/01/24 (Alternative Minimum Tax)	6/24 at 100.00	A–	1,306,268

1,000	Port of Seattle Industrial Development Corporation, Washington, Special Facilities Revenue Refunding Bonds, Delta Air Lines, Inc. Project, Series 2012, 5.000%, 4/01/30 (Alternative Minimum Tax)	4/23 at 100.00	BBB–	1,095,520

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016:
3,975	5.000%, 12/01/29	12/26 at 100.00	Baa2	4,398,218
2,145	5.000%, 12/01/31	12/26 at 100.00	Baa2	2,356,604

325	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/19 at 100.00	N/R	326,437

590	Tukwila, Washington, Special Assessment Bonds, Local Improvement District 33 Series 2013, 4.500%, 1/15/23	1/19 at 100.00	BBB	598,767

6,065	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2017A, 7.500%, 1/01/32, 144A (Alternative Minimum Tax)	1/28 at 100.00	N/R	7,186,600

5,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative, Tender Option Bonds Trust 2015-XF1017, 4.537%, 1/01/35, 144A (IF) (5)	7/24 at 100.00	Baa1	4,964,900

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$1,000	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2017, 5.000%, 8/15/32	8/27 at 100.00	BBB	$1,128,240

45	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	Baa1	46,872

70	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (6)	73,858

1,000	Washington State Higher Education Facilities Authority Revenue Bonds, Whitworth University Project, Series 2012, 5.000%, 10/01/27	4/22 at 100.00	Baa1	1,096,630

925	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Bayview Manor Senior Project, Refunding Series 2016A, 4.000%, 7/01/26, 144A	7/24 at 102.00	N/R	933,427

1,350	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Herons Key Senior Living, Series 2015A, 6.000%, 7/01/25, 144A	No Opt. Call	N/R	1,429,407

100	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A, 6.000%, 10/01/22, 144A	No Opt. Call	N/R	107,612

1,000	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2016A, 5.000%, 1/01/31, 144A	1/25 at 102.00	BB+	1,083,140

205	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2013A, 5.000%, 1/01/23, 144A	No Opt. Call	N/R	217,622

190	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2013A, 5.000%, 1/01/23 (ETM)	No Opt. Call	N/R (6)	206,435

1,000	Washington State Housing Finance Commission, Nonprofit Refunding Revenue Bonds, Wesley Homes at Lea Hill Project, Series 2016, 5.000%, 7/01/31, 144A	7/26 at 100.00	N/R	1,048,090

	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, Series 2014A:
2,235	6.000%, 1/01/24, 144A	No Opt. Call	N/R	2,419,231
1,500	7.500%, 1/01/49, 144A	1/24 at 100.00	N/R	1,751,850
36,965	Total Washington			39,969,397

	West Virginia – 0.2%

	Glenville State College, West Virginia, Revenue Bonds, Refunding & Improvement Series 2017:
2,500	4.000%, 6/01/27	No Opt. Call	N/R	2,451,000
1,500	4.500%, 6/01/32	6/27 at 100.00	N/R	1,431,780

2,035	Kanawha County Commission, West Virginia, Student Housing Revenue Bonds, West Virginia State University Foundation Inc., Series 2013, 5.750%, 7/01/23	No Opt. Call	Ba2	2,123,523

1,400	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A, 4.500%, 6/01/27, 144A	No Opt. Call	N/R	1,401,414
7,435	Total West Virginia			7,407,717

	Wisconsin – 4.7%

1,915	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	1,971,282

565	Hudson Housing Authority, Wisconsin, Multifamily Housing Revenue Bonds, Cedar Ridge Apartments Project, Series 2013A, 4.250%, 6/01/23	No Opt. Call	N/R	567,068

3,075	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, General Revenue Bonds, Refunding Series 2017, 6.750%, 6/01/32	12/27 at 100.00	N/R	3,038,807

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$135	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A, 4.250%, 2/01/26, 144A	No Opt. Call	N/R	$134,637

1,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School Bonds, North Carolina, Series 2017A, 4.250%, 6/15/29, 144A	6/24 at 100.00	N/R	988,530

825	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science Academy Project, Series 2016A, 4.125%, 5/01/26, 144A	No Opt. Call	N/R	810,794

1,685	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Explore Knowledge Foundation Las Vegas Project, Series 2012A, 5.750%, 7/15/32	7/22 at 100.00	BBB–	1,804,702

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A:
9,175	4.100%, 6/15/26, 144A	No Opt. Call	N/R	8,761,299
3,010	5.000%, 6/15/36, 144A	6/26 at 100.00	N/R	2,851,313

3,585	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Phoenix Academy Charter School, North Carolina, Series 2017A, 5.000%, 6/15/27, 144A	6/24 at 100.00	N/R	3,535,384

2,425	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Pine Lake Preparatory, North Carolina, Series 2015, 4.350%, 3/01/25, 144A	No Opt. Call	BB+	2,469,863

500	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Research Triangle High School Project, North Carolina, Series 2015A, 4.375%, 7/01/25, 144A	No Opt. Call	N/R	506,950

1,745	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter Academy, North Carolina, Series 2017A, 4.500%, 6/15/29, 144A	6/27 at 100.00	N/R	1,716,260

475	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A, 5.500%, 10/01/22	No Opt. Call	BB+	505,652

275	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation, Inc. of North Carolina Project, Series 2014A, 4.125%, 10/01/24	10/22 at 100.00	BB+	279,571

	Public Finance Authority of Wisconsin, Contract Revenue Bonds, Mercer Crossing Public Improvement District Project, Series 2017:
3,765	6.000%, 3/01/22, 144A	No Opt. Call	N/R	3,762,176
3,280	6.750%, 3/01/27, 144A	No Opt. Call	N/R	3,264,584

510	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, LEAD Academy Project, Series 2016A, 4.250%, 8/01/26, 144A	No Opt. Call	N/R	492,262

	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, The ASK Academy Project, Series 2015A:
670	5.250%, 2/01/25	No Opt. Call	N/R	668,050
1,380	5.750%, 2/01/35	2/25 at 100.00	N/R	1,349,336

6,780	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	7,290,059

1,210	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (Alternative Minimum Tax)	8/26 at 100.00	N/R	1,186,211

	Public Finance Authority of Wisconsin, Healthcare Facility Expansion Revenue Bonds, Church Homes of Hartford Inc. Project, Refunding Series 2015A:
660	4.000%, 9/01/20, 144A	No Opt. Call	BB	678,638
1,250	5.000%, 9/01/25, 144A	No Opt. Call	BB	1,358,675

26,365	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American Dream @ Meadowlands Project, Series 2017A, 6.250%, 8/01/27, 144A	No Opt. Call	N/R	28,127,237

	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017:
20,700	5.000%, 12/01/27, 144A	No Opt. Call	N/R	22,482,477
13,250	6.500%, 12/01/37, 144A	12/27 at 100.00	N/R	15,239,488

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$11,576	Public Finance Authority of Wisconsin, Pass-Through Revenue Bonds, Second Amended & Restated Promissory Note of Natgasoline LLC, Series 2016, 10.000%, 6/30/21, 144A (Pre-refunded 4/25/18) (cash 10.000%, PIK 10.000%)	4/18 at 100.00	N/R (6)	$11,588,752

1,700	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center, Senior Series 2017A., 6.250%, 10/01/31, 144A	10/27 at 100.00	N/R	1,669,655

440	Public Finance Authority of Wisconsin, Revenue Bonds, Carolina International School, Series 2013A, 6.000%, 8/01/23, 144A	No Opt. Call	BB+	472,864

2,670	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2015, 5.000%, 4/01/25	No Opt. Call	BB	2,845,953

4,220	Public Finance Authority of Wisconsin, Senior Airport Facilities Revenue and Refunding Bonds, TrIPS Obligated Group, Series 2012B, 5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	BBB	4,461,131

	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc., Series 2017A:
1,910	5.000%, 5/15/26, 144A	5/25 at 102.00	BB	2,125,104
1,215	5.000%, 5/15/31, 144A	5/25 at 102.00	BB	1,323,706

620	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc., TEMPS 70 Series 2017B-2, 3.500%, 11/15/23, 144A	5/19 at 100.00	BB	624,724

410	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc., TEMPS 85 Series 2017B-1, 3.950%, 11/15/24, 144A	11/19 at 100.00	BB	415,961

	Public Finance Authority of Wisconsin, Student Housing Revenue Bonds, Collegiate Housing Foundation – Cullowhee LLC – Western California University Project, Series 2015A:
140	5.000%, 7/01/22	No Opt. Call	BBB–	152,825
540	5.000%, 7/01/23	No Opt. Call	BBB–	596,716

560	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A., 4.000%, 6/15/28, 144A	6/26 at 100.00	N/R	559,042

4,000	Public Finance Authority, Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc., Series 2017A., 5.000%, 12/01/27	No Opt. Call	BBB–	4,108,120

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mile Bluff Medical Center, Inc., Series 2014:
645	5.000%, 5/01/23	No Opt. Call	N/R	652,172
1,250	5.000%, 5/01/26	5/24 at 100.00	N/R	1,263,650

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Refunding Series 2017:
1,675	3.500%, 8/01/22	No Opt. Call	N/R	1,681,817
3,815	5.000%, 8/01/27	8/24 at 103.00	N/R	4,042,260
4,015	5.000%, 8/01/32	8/24 at 103.00	N/R	4,150,827

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A:
300	5.000%, 7/01/21	No Opt. Call	A–	322,059
750	5.000%, 7/01/22	No Opt. Call	A–	815,258
385	5.000%, 7/01/25	7/24 at 100.00	A–	425,533
670	5.000%, 7/01/26	7/24 at 100.00	A–	737,737

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Saint John’s Communities Inc., Series 2015B:
100	4.000%, 9/15/22	No Opt. Call	BBB–	105,072
100	4.000%, 9/15/23	9/22 at 100.00	BBB–	104,475
100	4.000%, 9/15/24	9/22 at 100.00	BBB–	103,671
100	4.000%, 9/15/25	9/22 at 100.00	BBB–	102,957

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013:
$200	5.000%, 8/15/21	No Opt. Call	A	$221,780
200	5.000%, 8/15/22	No Opt. Call	A	226,756

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Vernon Memorial Healthcare Inc., Series 2014:
945	5.000%, 3/01/24	No Opt. Call	BBB–	1,041,806
525	5.000%, 3/01/25	3/24 at 100.00	BBB–	573,442
820	5.000%, 3/01/26	3/24 at 100.00	BBB–	890,610
1,095	5.000%, 3/01/27	3/24 at 100.00	BBB–	1,183,202
1,130	5.000%, 3/01/28	3/24 at 100.00	BBB–	1,217,270

4,020	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014, 5.000%, 12/01/29	12/22 at 102.00	N/R	4,295,129

1,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 4.250%, 10/01/24	10/22 at 102.00	N/R	1,617,060

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014:
1,485	5.000%, 5/01/24	No Opt. Call	BBB+	1,648,855
350	5.000%, 5/01/25	5/24 at 100.00	BBB+	385,959
800	5.000%, 5/01/26	5/24 at 100.00	BBB+	874,320

4,400	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Continuing Care Retirement Community, Refunding Series 2017A., 4.250%, 6/01/27	6/23 at 104.00	N/R	4,379,980

6,015	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Continuing Care Retirement Community, Series 2017B., 4.125%, 6/01/24	6/23 at 104.00	N/R	6,003,391
177,601	Total Wisconsin			185,852,906

	Wyoming – 0.2%

	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A:
1,230	5.000%, 9/01/23	No Opt. Call	BB+	1,320,823
1,045	5.000%, 9/01/24	9/23 at 100.00	BB+	1,112,612
1,360	5.000%, 9/01/25	9/23 at 100.00	BB+	1,449,366
1,310	5.000%, 9/01/30	9/23 at 100.00	BB+	1,368,583

1,100	Wyoming Community Development Authority, Student Housing Revenue Bonds, CHF-Wyoming, L.L.C. – University of Wyoming Project, Series 2011, 6.250%, 7/01/31	7/21 at 100.00	Baa3	1,178,331
6,045	Total Wyoming			6,429,715
$3,834,259	Total Long-Term Investments (cost $3,845,804,239)			3,883,795,615

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.7%

	MUNICIPAL BONDS – 0.7%

	New York – 0.6%

$25,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Niagara Mohawk Power Corporation, Variable Rate Demand Obligations, Series 2004A, 4.100%, 7/01/29 – SYNCORA GTY Insured (9)	6/18 at 100.00	A	$25,000,000

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas – 0.1%

$2,250	Irving Hospital Authority, Texas, Hospital Revenue Bonds, Variable Rate Demand Obligations, Baylor Scott & White Medical Center-Irving, Series 2017A, 2.680%, 10/15/44 (Mandatory put 10/15/23) (SIFMA reference rate + 1.10% spread) (9), (14)	4/23 at 100.00	Baa2	$2,250,000
$27,250	Total Short-Term Investments (cost $27,250,000)			27,250,000
	Total Investments (cost $3,873,054,239) – 98.4%			3,911,045,615
	Floating Rate Obligations – (0.6)%			(24,450,000)
	Other Assets Less Liabilities – 2.2% (10)			87,473,245
	Net Assets – 100%			$3,974,068,860

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	(379)	6/18	$(45,573,802)	$(45,912,297)	$(338,495)	$(88,830)

Credit Default Swaps – OTC Uncleared

Counterparty	Referenced Entity	Buy/Sell Protection (11)	Current Credit Spread (12)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.	City of Chicago	Sell	0.96%	$10,000,000	1.000%	Quarterly	6/21/21	$15,120	$(756,551)	$771,671	(8)

Interest Rate Swaps – OTC Cleared

Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (13)	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
$215,000,000	Receive	3-Month LIBOR	2.309%	Semi-Annually	1/09/19	1/09/23	$3,673,389	$1,060	$3,672,329	$(132,265)

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (13)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$45,000,000	Receive	Weekly SIFMA	2.243%	Quarterly	4/06/18	5/07/18	4/06/27	$(418,790)	$(418,790)

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2018

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)	For financial reporting purposes, the ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.

(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

(7)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(12)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(13)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(14)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.

IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

LIBOR	London Inter-Bank Offered Rate

PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

SIFMA	Securities Industry and Financial Market Association

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Strategic Municipal Opportunities Fund

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.0%

	MUNICIPAL BONDS – 97.0%

	Alabama – 1.3%

$1,110	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%, 7/01/46 (Mandatory put 6/01/21)	3/21 at 100.59	A1	$1,168,575

250	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	250,067

100	Selma Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, Zilkha Biomass Selma LLC Project, Series 2015, 7.500%, 5/01/25, 144A (Alternative Minimum Tax) (4)	No Opt. Call	N/R	72,000
1,460	Total Alabama			1,490,642

	Arizona – 0.4%

40	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Leman Academy of Excellence Projects, Series 2017A., 5.250%, 7/01/47, 144A	7/22 at 101.00	N/R	40,102

100	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools East Mesa and Cadence, Nevada Campuses, Series 2017A, 4.000%, 7/01/22, 144A	7/19 at 101.00	N/R	98,120

100	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Deer Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36	7/24 at 101.00	N/R	97,505

100	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016, 5.250%, 7/01/36	7/26 at 100.00	BB	90,043

105	The Industrial Development Authority of the County of Maricopa, Arizona, Revenue Bonds, Banner Health, Series 2017C, 5.000%, 1/01/48 (Mandatory put 10/18/24)	No Opt. Call	AA–	121,780
445	Total Arizona			447,550

	California – 14.0%

1,000	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A, 5.250%, 3/01/36	3/26 at 100.00	Ba3	1,072,100

1,050	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017C, 5.000%, 8/01/31 (Mandatory put 11/01/22)	No Opt. Call	A+	1,197,000

410	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/36, 144A	7/26 at 100.00	BB	425,391

225	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2017, 5.000%, 10/01/22	No Opt. Call	Baa1	254,601

100	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos Project Pinewood & Oakwood Schools, Series 2016B, 4.000%, 11/01/36, 144A	11/26 at 100.00	N/R	93,987

1,000	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2017A, 5.000%, 7/01/25	No Opt. Call	Baa2	1,148,250

	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development – Claremont Properties LLC Claremont Colleges Project, Series 2017A:
315	5.000%, 7/01/32, 144A	7/27 at 100.00	Ba2	342,169
120	5.000%, 7/01/37, 144A	7/27 at 100.00	Ba2	128,424

Nuveen Strategic Municipal Opportunities Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$260	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep – Obligated Group, Series 2016, 4.000%, 6/01/26, 144A	No Opt. Call	N/R	$261,791

300	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education – Obligated Group, Series 2016A, 5.000%, 6/01/31, 144A	6/25 at 100.00	N/R	315,072

300	California Statewide Communities Development Authority, California, Redlands Community Hospital, Revenue Bonds, Series 2016, 5.000%, 10/01/22	No Opt. Call	BBB+	330,624

500	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.500%, 7/01/39 (5)	7/18 at 100.00	CCC	500,030

400	Fontana Redevelopment Agency Successor Agency, San Bernardino County, California, Tax Allocation Bonds, Refunding Series 2017A, 5.000%, 10/01/32	10/27 at 100.00	AA	474,756

1,500	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2018A., 5.000%, 7/01/48	1/28 at 100.00	Aa2	1,749,030

1,375	Marin Healthcare District, Marin County, California, General Obligation Bonds, 2013 Election, Series 2017A, 5.000%, 8/01/34	8/27 at 100.00	Aa2	1,624,246

500	Palm Desert Redevelopment Agency, California, Successor Agency Redevelopment Project Area, Series 2017A, 5.000%, 10/01/20	No Opt. Call	A	540,130

675	Roseville, California, Special Tax Bonds, Community Facilities District 1 Fiddyment Ranch, Refunding Series 2017, 5.000%, 9/01/21	No Opt. Call	N/R	737,471

220	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/30	9/25 at 100.00	N/R	243,947

3,770	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D, 0.000%, 8/01/43, 144A	8/21 at 33.74	N/R	1,055,525

150	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/32 – NPFG Insured	No Opt. Call	Baa2	88,200

750	South Placer Wastewater Authority, California, Wastewater Revenue Bonds, Series 2017, 5.000%, 11/01/25	No Opt. Call	A+	893,520

1,405	South Tahoe Joint Powers Financing Authority, California, Revenue Bonds, South Tahoe Redevelopment Project Area 1, Refunding Series 2015A., 5.000%, 10/01/21 – NPFG Insured	No Opt. Call	BBB	1,541,735

100	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 5.500%, 9/01/27, 144A	No Opt. Call	N/R	100,821

500	University of California, General Revenue Bonds, Series 2017AY., 5.000%, 5/15/37	5/27 at 100.00	AA	590,600

	Upland, California, Certificates of Participation, San Antonio Regional Hospital, Series 2017.:
610	5.000%, 1/01/33	1/28 at 100.00	Baa2	689,806
45	5.000%, 1/01/34	1/28 at 100.00	Baa2	50,728
17,580	Total California			16,449,954

	Colorado – 3.3%

665	Adams and Weld Counties School District 27J, Brighton, Colorado, General Obligation Bonds, Series 2017, 5.000%, 12/01/28	12/27 at 100.00	AA–	797,408

400	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds World Compass Academy Project, Series 2017, 5.375%, 10/01/37	10/27 at 100.00	N/R	393,124

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sunny Vista Living Center Project, Series 2015A, 5.750%, 12/01/35, 144A	12/25 at 100.00	N/R	517,795

620	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Airlines, Inc. Project, Refunding Series 2017, 5.000%, 10/01/32 (Alternative Minimum Tax)	10/23 at 100.00	BB–	671,274

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$100	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax Convertible to Unlimited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/44	12/20 at 100.00	N/R	$100,697

500	Leyden Rock Metropolitan District No. 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016A, 4.375%, 12/01/33	12/21 at 103.00	N/R	500,115

500	Littleton Village Metropolitan District No. 2, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2015, 5.375%, 12/01/45	12/20 at 103.00	N/R	502,745

495	Sorrel Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 5.750%, 12/01/36	6/18 at 100.00	N/R	445,767
3,780	Total Colorado			3,928,925

	Connecticut – 0.3%

200	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	4/18 at 100.00	Caa1	193,822

100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc. Project, Series 2016A, 5.000%, 9/01/46, 144A	9/26 at 100.00	BB	102,971
300	Total Connecticut			296,793

	District of Columbia – 0.2%

175	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	5/18 at 100.00	Baa1	198,602

	Florida – 9.4%

415	Bay Laurel Center Community Development District, Marion County, Florida, Special Assessment Bonds, Refunding Indigo Series 2016, 4.125%, 5/01/31	5/27 at 100.00	N/R	407,779

240	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care Inc. Project, Series 2015, 5.750%, 7/01/30, 144A	7/25 at 100.00	N/R	261,758

50	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc., Series 2018., 6.100%, 8/15/38, 144A	8/28 at 100.00	N/R	50,339

100	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2017A, 4.375%, 6/15/27, 144A	No Opt. Call	N/R	97,516

100	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2017A, 5.000%, 10/15/47, 144A	10/27 at 100.00	Ba2	100,374

100	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A, 4.750%, 7/15/36, 144A	7/26 at 100.00	N/R	95,519

1,235	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project – South Segment, Series 2017., 0.000%, 1/01/47, 144A (Alternative Minimum Tax)	1/19 at 105.00	BB–	1,272,643

1,675	Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A, 5.000%, 10/01/35	10/27 at 100.00	AA–	1,956,031

1,900	JEA, Florida, Electric System Revenue Bonds, Subordinated Series Three 2017B., 5.000%, 10/01/26	No Opt. Call	A+	2,250,322

190	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Ranch South Project, Series 2016, 5.000%, 5/01/36	5/26 at 100.00	N/R	198,461

1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 4.200%, 12/15/25, 144A (Alternative Minimum Tax)	6/20 at 100.00	BB+	1,020,190

1,595	Miami Beach, Florida, Stormwater Revenue Bonds, Refunding Series 2017., 5.000%, 9/01/47	9/22 at 100.00	AA–	1,749,332

100	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, South Florida Autism Charter School Project, Series 2017, 5.875%, 7/01/37, 144A	7/27 at 100.00	N/R	98,798

Nuveen Strategic Municipal Opportunities Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$250	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Refunding Series 2014A, 5.000%, 5/01/37	5/23 at 100.00	N/R	$263,397

1,000	Reedy Creek Improvement District, Orange and Osceola Counties, Florida, Ad Valorem Tax Bonds, Series 2017A, 5.000%, 6/01/25	No Opt. Call	AA–	1,170,100
9,950	Total Florida			10,992,559

	Georgia – 1.5%

1,500	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2016A, 5.000%, 1/01/28	7/26 at 100.00	A	1,717,620

	Guam – 1.9%

1,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/27	11/25 at 100.00	A	1,069,590

1,100	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	1,133,352
2,100	Total Guam			2,202,942

	Illinois – 3.6%

1,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	1,173,360

250	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B	289,050

260	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B, 6.500%, 12/01/46	12/26 at 100.00	B	296,137

100	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, River Point Plaza Redevelopment Project, Series 2018., 4.835%, 4/15/28, 144A	1/23 at 100.00	N/R	100,233

745	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/35	1/26 at 100.00	BBB–	772,036

100	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A, 5.750%, 12/01/35, 144A	12/25 at 100.00	N/R	102,227

200	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.750%, 10/15/40	10/20 at 100.00	B2	213,320

250	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2015A, 5.000%, 10/01/46, (UB) (6)	10/25 at 100.00	Aa2	276,790

1,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 6/15/23	6/22 at 100.00	BB+	1,057,260
3,905	Total Illinois			4,280,413

	Indiana – 0.7%

100	Allen County, Indiana, Economic Development Revenue Bonds, Fort Wayne Project, Senior Series 2017A-1, 6.875%, 1/15/52, 144A	1/24 at 104.00	N/R	107,021

15	Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project, Series 2016, 6.125%, 1/15/34, 144A	1/24 at 104.00	N/R	15,539

110	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	B	111,163

560	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010, 5.125%, 8/15/27	8/20 at 100.00	Baa2	585,402
785	Total Indiana			819,125

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa – 1.6%

$500	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	B–	$532,660

1,250	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A., 5.250%, 12/01/50 (Mandatory put 12/01/33)	12/22 at 103.00	B	1,312,063
1,750	Total Iowa			1,844,723

	Kentucky – 0.3%

370	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2017A., 5.000%, 12/01/45 – AGM Insured	12/27 at 100.00	A2	408,125

	Maryland – 1.2%

500	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	9/20 at 100.00	BB–	523,770

500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (4)	6/18 at 100.00	N/R	300,000

1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31 (4)	6/18 at 100.00	N/R	600,000
2,000	Total Maryland			1,423,770

	Massachusetts – 0.1%

165	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc. Issue, Series 2017., 5.000%, 10/01/47, 144A	10/22 at 105.00	BB+	176,047

	Michigan – 0.9%

1,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Events Center Project, Series 2014A, 4.125%, 7/01/45 (Mandatory put 1/01/19)	7/18 at 100.00	N/R	1,004,840

	Minnesota – 0.8%

50	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin Cities International Schools Project, Series 2017A., 5.000%, 12/01/47, 144A	12/27 at 100.00	N/R	47,196

30	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 5.000%, 4/01/46	4/26 at 100.00	CCC–	18,260

1,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2016A, 5.750%, 7/01/47, 144A	7/26 at 100.00	N/R	933,120
1,080	Total Minnesota			998,576

	Mississippi – 0.8%

971	Mississippi Home Corp Multi-Family Housing Revenue Bonds, Cambridge Park Apartments, Pass Through Credit Custodial Receipts, Deutsche Trust for DTC Settlement, 5.750%, 12/01/47 (Mandatory put 3/01/19) (Alternative Minimum Tax)	7/18 at 100.00	N/R	970,673

	Missouri – 0.1%

150	The Industrial Development Authority of the City of Saint Louis, Missouri, Development Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 4.750%, 11/15/47	11/26 at 100.00	N/R	154,050

	Nebraska – 1.3%

320	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Crossover Refunding Series 2017A., 5.000%, 9/01/30	No Opt. Call	BBB+	375,024

1,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2017A., 5.000%, 2/01/42	12/27 at 100.00	AA	1,164,800
1,320	Total Nebraska			1,539,824

Nuveen Strategic Municipal Opportunities Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada – 1.3%

$760	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project, Series 2017A., 5.000%, 9/01/34	9/27 at 100.00	BBB+	$850,068

110	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project, Series 2017A, 5.000%, 9/01/47	9/27 at 100.00	BBB+	120,176

	Director of Nevada State Department of Business & Industry, Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC, Series 2017:
250	5.875%, 12/15/27, 144A (Alternative Minimum Tax)	No Opt. Call	N/R	267,698
165	6.250%, 12/15/37, 144A (Alternative Minimum Tax)	12/27 at 100.00	N/R	180,685

100	Nevada State Director of the Department of Business and Industry, Charter School Revenue Bonds, Doral Academy of Nevada, Series 2017A, 5.000%, 7/15/47, 144A	7/25 at 100.00	BB+	101,948
1,385	Total Nevada			1,520,575

	New Hampshire – 0.0%

50	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2018A, 5.000%, 8/01/34	2/28 at 100.00	A	56,903

	New Jersey – 4.0%

1,000	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.125%, 7/01/29	7/27 at 100.00	Baa2	979,950

635	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1, 5.000%, 6/15/20	No Opt. Call	Baa1	668,477

1,500	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-2, 5.000%, 6/15/30	6/18 at 100.00	Baa1	1,508,625

1,500	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Libor Index Series 2017C-1, 1.442%, 1/01/21 (1-Month LIBOR*.70% + 0.34 spread) (12)	No Opt. Call	A2	1,502,895
4,635	Total New Jersey			4,659,947

	New York – 17.7%

250	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/35	No Opt. Call	BBB–	128,240

600	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2017., 5.000%, 7/01/42	7/27 at 100.00	AA–	687,876

700	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A, 5.000%, 2/15/32	2/27 at 100.00	A+	816,564

5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Capital Appreciation, Green Bonds, Series 2017C-2, 0.000%, 11/15/40	No Opt. Call	A+	2,091,950

2,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1, 5.000%, 7/15/43	1/26 at 100.00	AA	2,256,480

1,030	New York City, New York, General Obligation Bonds, Fiscal 2018 Series B-1, 5.000%, 10/01/39	10/27 at 100.00	AA	1,189,897

1,500	New York City, New York, General Obligation Bonds, Series 2016A-1, 5.000%, 8/01/37 (UB)	8/26 at 100.00	Aa2	1,714,800

1,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	1,061,770

250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014, 5.375%, 11/15/40, 144A	11/24 at 100.00	N/R	274,520

	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
205	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	217,952
50	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	52,737

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$55	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding Bonds, Terminal One Group Association, L.P. Project, Series 2015, 5.000%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	Baa1	$60,007

755	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/41 (Alternative Minimum Tax)	7/24 at 100.00	Baa3	821,523

200	Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds, Buffalo International Airport, Series 2014A, 5.000%, 4/01/24 (Alternative Minimum Tax)	No Opt. Call	Baa1	227,436

1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Second Series 2017, 5.000%, 10/15/36 (Alternative Minimum Tax)	4/27 at 100.00	AA–	1,133,520

	Suffolk County, New York, General Obligation Bonds, Refunding Series 2017A:
500	5.000%, 2/01/25 – AGM Insured	No Opt. Call	A–	574,950
500	5.000%, 2/01/26 – AGM Insured	No Opt. Call	A–	581,400
365	5.000%, 2/01/27 – AGM Insured	No Opt. Call	A–	428,342

555	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2017C-2, 5.000%, 11/15/42	11/27 at 100.00	AA–	643,595

2,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2018A., 5.000%, 11/15/45	5/28 at 100.00	AA–	2,323,980

2,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2017, 5.000%, 12/15/23	12/21 at 100.00	AAA	2,225,000

1,200	Westchester County Health Care Corporation, New York, Revenue Bonds, Senior Lien, Series 2000A, 5.000%, 11/01/30	11/21 at 100.00	BBB	1,284,612
21,715	Total New York			20,797,151

	North Carolina – 0.4%

400	University of North Carolina, Charlotte, General Revenue Bonds, Series 2017, 5.000%, 10/01/24	No Opt. Call	A+	464,284

	Ohio – 2.5%

120	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/19	No Opt. Call	Ba2	122,407

1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20) (4)	No Opt. Call	C	316,250

3,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax) (4)	No Opt. Call	C	948,750

2,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20) (4)	No Opt. Call	C	632,500

1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory put 6/01/22) (4)	No Opt. Call	CCC+	875,540
7,120	Total Ohio			2,895,447

	Oklahoma – 0.1%

130	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B., 5.500%, 8/15/52 (WI/DD, Settling 4/04/18)	8/28 at 100.00	BB+	145,235

Nuveen Strategic Municipal Opportunities Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania – 3.8%

$100	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Renaissance Academy Charter School Project, Series 2014, 5.000%, 10/01/34	10/24 at 100.00	BBB–	$106,552

200	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A, 5.000%, 6/01/22	No Opt. Call	Ba1	212,470

1,000	Pennsylvania State, General Obligation Bonds, Refunding First Series 2015, 5.000%, 8/15/24	No Opt. Call	A+	1,137,440

1,110	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2017, 5.000%, 3/01/27 – AGM Insured	No Opt. Call	A2	1,288,088

1,560	The Hospitals and Higher Education Facilities Authority of Philadelphia, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017, 5.000%, 7/01/32	7/27 at 100.00	Ba1	1,711,070
3,970	Total Pennsylvania			4,455,620

	South Carolina – 5.7%

1,000	Richland County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Refunding Series 2014A, 3.875%, 4/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB	1,064,670

1,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series 2016B, 5.000%, 12/01/56	12/26 at 100.00	A+	1,082,430

1,500	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Refunding Series 2012D, 5.000%, 12/01/43	6/22 at 100.00	A+	1,578,045

1,500	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013E, 5.000%, 12/01/48	12/23 at 100.00	A+	1,592,400

1,000	University of South Carolina, Athletic Facilities Revenue Bonds, Series 2017B, 5.000%, 5/01/22	No Opt. Call	Aa3	1,113,990

250	Walnut Creek Improvement District, Lancaster County, South Carolina, Assessment Revenue Bonds, Series 2016A-1, 5.000%, 12/01/31	12/23 at 100.00	N/R	260,225
6,250	Total South Carolina			6,691,760

	Tennessee – 2.8%

100	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 5.625%, 6/15/47, 144A	6/27 at 100.00	N/R	97,199

895	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Green Series 2017A, 5.000%, 7/01/46	7/27 at 100.00	Aa3	1,030,736

500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Methodist Le Bonheur Healthcare, Series 2017A, 5.000%, 5/01/22	No Opt. Call	A1	555,550

1,450	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%, 5/01/48 (Mandatory put 5/01/23)	2/23 at 108.92	A3	1,550,949
2,945	Total Tennessee			3,234,434

	Texas – 8.5%

2,000	Arlington, Texas, Special Tax Revenue Bonds, Subordinate Senior Lien Series 2018C., 5.000%, 2/15/45 – BAM Insured	2/21 at 100.00	A3	2,112,400

1,500	Board of Regents of the University of Texas System, Revenue Financing System Bonds, Series 2017B, 2.500%, 8/15/43	8/20 at 100.00	AAA	1,489,740

100	Hays County, Texas, Special Assessment Revenue Bonds, La Cima Improvement District Major Public Improvement Project, Series 2015, 7.000%, 9/15/45	9/25 at 100.00	N/R	99,632

1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-2, 5.000%, 7/15/20 (Alternative Minimum Tax)	No Opt. Call	BB–	1,057,400

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$255	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31, 144A (Alternative Minimum Tax)	10/18 at 103.00	BB–	$265,282

670	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, CarbonLITE Recycling, LLC Project, Series 2016, 6.500%, 12/01/33, 144A (Alternative Minimum Tax)	12/23 at 103.00	N/R	662,798

275	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45, 144A (Alternative Minimum Tax)	1/26 at 102.00	N/R	233,849

145	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series 2015A, 5.000%, 7/01/47	7/25 at 100.00	CCC	121,458

875	New Hope Cultural Educational Finance Corp, Texas, Hospital Revenue Bonds, Childrens Health Systems, Series 2017A., 5.000%, 8/15/47	8/27 at 100.00	Aa2	984,970

1,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	1,172,020

1,500	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Series 2017A, 5.000%, 4/15/24	No Opt. Call	AAA	1,732,410
9,320	Total Texas			9,931,959

	Utah – 0.2%

250	Box Elder County, Utah, Solid Waste Disposal Revenue Bonds, Promontory Point Res, LLC, Senior Series 2017A , 8.000%, 12/01/39, 144A (Alternative Minimum Tax)	12/27 at 100.00	N/R	241,405

	Virginia – 1.9%

250	Cherry Hill Community Development Authority, Virginia, Special Assessment Bonds, Potomac Shores Project, Series 2015, 5.400%, 3/01/45, 144A	3/25 at 100.00	N/R	257,095

245	Richmond, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2017D., 5.000%, 3/01/33	No Opt. Call	Aa2	309,303

1,500	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/49 (Alternative Minimum Tax)	6/27 at 100.00	Baa3	1,631,775
1,995	Total Virginia			2,198,173

	Washington – 0.2%

200	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Herons Key Senior Living, Series 2015A, 7.000%, 7/01/45, 144A	7/25 at 100.00	N/R	214,374

	West Virginia – 0.1%

100	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A, 5.500%, 6/01/37, 144A	6/27 at 100.00	N/R	103,557

Nuveen Strategic Municipal Opportunities Fund (continued)

Portfolio of Investments    March 31, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin – 4.1%

	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1:
$3	0.000%, 1/01/47, 144A	3/28 at 37.76	N/R	$92
3	0.000%, 1/01/48, 144A	3/28 at 35.85	N/R	80
3	0.000%, 1/01/49, 144A	3/28 at 34.04	N/R	79
3	0.000%, 1/01/50, 144A	3/28 at 32.32	N/R	76
2	0.000%, 1/01/51, 144A	3/28 at 30.69	N/R	75
3	0.000%, 1/01/52, 144A	3/28 at 29.14	N/R	97
3	0.000%, 1/01/53, 144A	3/28 at 27.67	N/R	96
3	0.000%, 1/01/54, 144A	3/28 at 26.27	N/R	93
3	0.000%, 1/01/55, 144A	3/28 at 24.94	N/R	91
3	0.000%, 1/01/56, 144A	3/28 at 23.68	N/R	89
140	5.500%, 7/01/56, 144A	3/28 at 100.00	N/R	140,526
3	0.000%, 1/01/57, 144A	3/28 at 22.49	N/R	99
3	0.000%, 1/01/58, 144A	3/28 at 21.35	N/R	96
3	0.000%, 1/01/59, 144A	3/28 at 20.27	N/R	94
3	0.000%, 1/01/60, 144A	3/28 at 19.25	N/R	92
3	0.000%, 1/01/61, 144A	3/28 at 18.28	N/R	91
3	0.000%, 1/01/62, 144A	3/28 at 17.35	N/R	88
3	0.000%, 1/01/63, 144A	3/28 at 16.48	N/R	86
3	0.000%, 1/01/64, 144A	3/28 at 15.65	N/R	84
3	0.000%, 1/01/65, 144A	3/28 at 14.86	N/R	83
3	0.000%, 1/01/66, 144A	3/28 at 14.11	N/R	89
35	0.000%, 1/01/67, 144A	3/28 at 13.93	N/R	1,077

85	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School Bonds, North Carolina, Series 2017A, 4.250%, 6/15/29, 144A	6/24 at 100.00	N/R	84,025

250	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Research Triangle High School Project, North Carolina, Series 2015A, 5.625%, 7/01/45, 144A	7/25 at 100.00	N/R	252,478

100	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter Academy, North Carolina, Series 2017A, 5.500%, 6/15/37, 144A	6/27 at 100.00	N/R	96,264

1,000	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (Alternative Minimum Tax)	8/26 at 100.00	N/R	980,340

1,000	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 6.750%, 12/01/42, 144A	12/27 at 100.00	N/R	1,159,330

810	Public Finance Authority of Wisconsin, Pass-Through Revenue Bonds, Second Amended & Restated Promissory Note of Natgasoline LLC, Series 2016, 10.000%, 6/30/21, 144A (cash 10.000%, PIK 10.000%)	6/18 at 100.00	N/R	811,213

105	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series 2018A., 6.500%, 9/01/48	9/28 at 100.00	N/R	105,781

1,000	Public Finance Authority of Wisconsin, Revenue Bonds, Denver international Airport Great Hall Project, Series 2017., 5.000%, 9/30/37 (Alternative Minimum Tax)	9/27 at 100.00	BBB–	1,108,320

100	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc., TEMPS 50 Series 2017B-3, 3.000%, 11/15/22, 144A	11/18 at 100.00	BB	100,211
4,684	Total Wisconsin			4,841,335
$115,935	Total Long-Term Investments (cost $113,985,725)			113,797,912

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 1.7%

	MUNICIPAL BONDS – 1.7%

	Massachusetts – 1.7%

$2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Partners HealthCare System Inc., Variable Rate Demand Obligations, Series 1997P, 1.580%, 7/01/27 (7)	6/18 at 100.00	VMIG-1	$2,000,000
$3,500	Total Short-Term Investments (cost $2,000,000)			2,000,000
	Total Investments (cost $115,985,725) – 98.7%			115,797,912
	Floating Rate Obligations – (1.2)%			(1,400,000)
	Other Assets Less Liabilities – 2.5% (8)			2,914,175
	Net Assets – 100%			$117,312,087

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	(122)	6/18	$(14,696,193)	$(14,779,156)	$(82,964)	$(28,594)

Credit Default Swaps – OTC Uncleared

Counterparty	Referenced Entity	Buy/Sell Protection (9)	Current Credit Spread (10)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.	City of Chicago	Sell	0.96%	$2,500,000	1.000%	Quarterly	6/21/21	$3,780	$(187,616)	$191,396	(11)

Nuveen Strategic Municipal Opportunities Fund (continued)

Portfolio of Investments    March 31, 2018

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)	For financial reporting purposes, the ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(5)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(7)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(10)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(11)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(12)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

March 31, 2018

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Assets
Long-term investments, at value (cost $17,361,291,198, $3,845,804,239 and $113,985,725, respectively)	$17,957,828,611	$3,883,795,615	$113,797,912
Short-term investments, at value (cost $2,685,000, $27,250,000 and $2,000,000, respectively)	2,599,021	27,250,000	2,000,000
Cash	26,584,714	4,599,575	1,481,445
Cash collateral at brokers for investments in swaps(1)	1,630,000	4,175,962	—
Cash collateral at brokers for investments in futures contracts(1)	9,625,000	360,050	115,900
Interest rate swaps premiums paid	—	1,060	—
Unrealized appreciation on credit default swaps	7,246,500	771,671	191,396
Receivable for:
Interest	288,814,704	54,962,305	1,420,940
Investments sold	23,038,828	30,928,997	—
Shares sold	94,241,196	12,363,908	452,198
Credit default swap premiums	4,808,113	—	—
Other assets	1,324,953	213,285	33,130
Total assets	18,417,741,640	4,019,422,428	119,492,921
Liabilities
Floating rate obligations	2,082,355,000	24,450,000	1,400,000
Credit default swaps premiums received	13,791,109	756,551	187,616
Unrealized depreciation on credit default swaps	256,428	—	—
Unrealized depreciation on interest rate swaps	—	418,790	—
Payable for:
Dividends	16,490,097	3,543,718	79,643
Investments purchased	137,680,419	6,367,920	142,700
Shares redeemed	41,914,605	6,306,277	220,042
Variation margin on futures contracts	2,134,177	88,830	28,594
Variation margin on swap contracts	—	132,265	—
Accrued expenses:
Management fees	6,520,801	1,750,149	38,115
Trustees fees	994,349	140,780	1,229
12b-1 distribution and service fees	2,371,519	270,374	4,709
Other	4,526,180	1,127,914	78,186
Total liabilities	2,309,034,684	45,353,568	2,180,834
Net assets	$16,108,706,956	$3,974,068,860	$117,312,087

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Fund’s Portfolio of Investments.

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Class A Shares
Net assets	$5,256,580,703	$812,331,859	$14,215,131
Shares outstanding	307,370,987	80,546,747	1,390,074
Net asset value (“NAV”) per share	$17.10	$10.09	$10.23
Offering price per share (NAV per share plus maximum sales charge of 4.20%, 2.50% and 3.00%, respectively, of offering price)	$17.85	$10.35	$10.55
Class C Shares
Net assets	$1,071,845,212	$129,908,171	$2,930,843
Shares outstanding	62,735,217	12,883,165	286,727
NAV and offering price per share	$17.09	$10.08	$10.22
Class C2 Shares
Net assets	$917,881,887	$33,268,587	$—
Shares outstanding	53,707,129	3,298,802	—
NAV and offering price per share	$17.09	$10.09	$—
Class R6 Shares
Net assets	$9,771,107	$—	$—
Shares outstanding	571,009	—	—
NAV and offering price per share	$17.11	$—	$—
Class I Shares
Net assets	$8,852,628,047	$2,998,560,243	$100,166,113
Shares outstanding	517,567,705	296,962,476	9,787,304
NAV and offering price per share	$17.10	$10.10	$10.23
Net assets consist of:
Capital paid-in	$15,839,778,830	$3,954,858,163	$117,548,882
Undistributed (Over-distribution of) net investment income	12,831,102	21,379,340	135,085
Accumulated net realized gain (loss)	(339,997,651)	(43,846,734)	(292,499)
Net unrealized appreciation (depreciation)	596,094,675	41,678,091	(79,381)
Net assets	$16,108,706,956	$3,974,068,860	$117,312,087
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Per value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Statement of Operations

Year Ended March 31, 2018

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Investment Income	$943,586,557	$169,738,479	$3,346,601
Expenses
Management fees	74,890,120	18,379,513	450,150
12b-1 service fees – Class A Shares	9,855,799	1,557,340	21,292
12b-1 distribution and service fees – Class C Shares	9,790,592	1,259,102	20,564
12b-1 distribution and service fees – Class C2 Shares	7,445,073	246,537	—
Shareholder servicing agent fees	6,105,412	1,253,139	26,029
Interest expense	33,948,690	1,376,588	30,887
Custodian fees	1,329,153	433,739	42,590
Trustees fees	468,138	108,810	2,685
Professional fees	1,036,898	183,288	39,954
Shareholder reporting expenses	840,368	141,352	18,875
Federal and state registration fees	931,889	236,325	75,949
Other	157,246	105,720	10,426
Total expenses before fee waiver/expense reimbursement	146,799,378	25,281,453	739,401
Fee waiver/expense reimbursement	—	—	(145,830)
Net expenses	146,799,378	25,281,453	593,571
Net investment income (loss)	796,787,179	144,457,026	2,753,030
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	18,464,388	10,489,981	1,099,762
Futures contracts	14,044,593	1,255,192	174,721
Swaps	3,616,747	631,251	97,302
Change in net unrealized appreciation (depreciation) of:
Investments	266,877,280	49,074,917	456,546
Futures contracts	(8,736,327)	(507,249)	(94,305)
Swaps	6,998,999	3,669,771	163,454
Net realized and unrealized gain (loss)	301,265,680	64,613,863	1,897,480
Net increase (decrease) in net assets from operations	$1,098,052,859	$209,070,889	$4,650,510

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	High Yield			Short Duration High Yield
	Year Ended 3/31/18	Eleven Months Ended 3/31/17	Year Ended 4/30/16	Year Ended 3/31/18	Eleven Months Ended 3/31/17	Year Ended 4/30/16
Operations
Net investment income (loss)	$796,787,179	$648,966,026	$633,533,554	$144,457,026	$119,670,057	$110,946,353
Net realized gain (loss) from:
Investments	18,464,388	(57,343,639)	(5,914,546)	10,489,981	(31,336,166)	(7,841,152)
Futures contracts	14,044,593	187,548	(3,803,286)	1,255,192	(1,120,735)	—
Swaps	3,616,747	240,030	(86,624,881)	631,251	1,401,626	(10,640,700)
Change in net unrealized appreciation (depreciation) of:
Investments	266,877,280	(603,981,095)	276,205,137	49,074,917	(134,662,397)	49,488,550
Futures contracts	(8,736,327)	1,231,642	157,854	(507,249)	168,754	—
Swaps	6,998,999	4,325,107	69,579,206	3,669,771	4,282,180	1,903,246
Net increase (decrease) in net assets from operations	1,098,052,859	(6,374,381)	883,133,038	209,070,889	(41,596,681)	143,856,297
Distributions to Shareholders
From net investment income:
Class A Shares	(256,379,050)	(224,820,213)	(201,575,423)	(28,627,673)	(24,716,177)	(24,626,207)
Class C Shares	(43,073,301)	(34,790,167)	(23,687,237)	(3,583,303)	(2,799,193)	(2,283,269)
Class C2 Shares	(46,318,869)	(51,747,162)	(62,311,530)	(1,032,632)	(956,745)	(1,162,968)
Class R6 Shares[1]	(1,516,375)	(1,541,665)	—	—	—	—
Class I Shares	(456,772,197)	(350,942,478)	(326,302,853)	(104,099,155)	(83,022,421)	(77,977,154)
From accumulated net realized gains:
Class A Shares	—	—	—	—	—	—
Class C Shares	—	—	—	—	—	—
Class C2 Shares	—	—	—	—	—	—
Class R6 Shares[1]	—	—	—	—	—	—
Class I Shares	—	—	—	—	—	—
Decrease in net assets from distributions to shareholders	(804,059,792)	(663,841,685)	(613,877,043)	(137,342,763)	(111,494,536)	(106,049,598)
Fund Share Transactions
Proceeds from sale of shares	6,707,699,523	6,495,784,806	5,163,608,699	1,489,089,646	1,914,843,386	1,499,053,213
Proceeds from shares issued to shareholders due to reinvestment of distributions	627,928,867	503,388,243	457,387,715	101,902,625	80,973,449	73,968,399
	7,335,628,390	6,999,173,049	5,620,996,414	1,590,992,271	1,995,816,835	1,573,021,612
Cost of shares redeemed	(4,632,590,669)	(6,214,750,928)	(3,863,915,184)	(1,018,946,079)	(1,978,012,513)	(1,076,362,482)
Net increase (decrease) in net assets from Fund share transactions	2,703,037,721	784,422,121	1,757,081,230	572,046,192	17,804,322	496,659,130
Net increase (decrease) in net assets	2,997,030,788	114,206,055	2,026,337,225	643,774,318	(135,286,895)	534,465,829
Net assets at the beginning of period	13,111,676,168	12,997,470,113	10,971,132,888	3,330,294,542	3,465,581,437	2,931,115,608
Net assets at the end of period	$16,108,706,956	$13,111,676,168	$12,997,470,113	$3,974,068,860	$3,330,294,542	$3,465,581,437
Undistributed (Over-distribution of) net investment income at the end of period	$12,831,102	$16,233,491	$32,025,589	$21,379,340	$14,059,167	$7,005,542

1	Class R6 Shares for High Yield were established on June 30, 2016.

See accompanying notes to financial statements.

	Strategic Municipal Opportunities
	Year Ended 3/31/18	Eleven Months Ended 3/31/17	Year Ended 4/30/16
Operations
Net investment income (loss)	$2,753,030	$2,142,442	$870,317
Net realized gain (loss) from:
Investments	1,099,762	(858,948)	177,828
Futures contracts	174,721	27,589	—
Swaps	97,302	(200,721)	(27,818)
Change in net unrealized appreciation (depreciation) of:
Investments	456,546	(2,594,036)	1,930,431
Futures contracts	(94,305)	11,341	—
Swaps	163,454	151,828	(123,886)
Net increase (decrease) in net assets from operations	4,650,510	(1,320,505)	2,826,872
Distributions to Shareholders
From net investment income:
Class A Shares	(345,206)	(181,478)	(30,595)
Class C Shares	(49,683)	(22,538)	(3,371)
Class C2 Shares	—	—	—
Class R6 Shares	—	—	—
Class I Shares	(2,575,378)	(1,746,703)	(837,759)
From accumulated net realized gains:
Class A Shares	—	(59,084)	—
Class C Shares	—	(13,783)	—
Class C2 Shares	—	—	—
Class R6 Shares	—	—	—
Class I Shares	—	(578,721)	—
Decrease in net assets from distributions to shareholders	(2,970,267)	(2,602,307)	(871,725)
Fund Share Transactions
Proceeds from sale of shares	70,240,881	46,932,257	45,450,166
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,901,268	852,595	158,735
	72,142,149	47,784,852	45,608,901
Cost of shares redeemed	(40,902,093)	(19,088,390)	(1,835,918)
Net increase (decrease) in net assets from Fund share transactions	31,240,056	28,696,462	43,772,983
Net increase (decrease) in net assets	32,920,299	24,773,650	45,728,130
Net assets at the beginning of period	84,391,788	59,618,138	13,890,008
Net assets at the end of period	$117,312,087	$84,391,788	$59,618,138
Undistributed (Over-distribution of) net investment income at the end of period	$135,085	$252,713	$8,485

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended March 31, 2018

High Yield
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$1,098,052,859
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(6,504,801,776)
Proceeds from sales and maturities of investments	2,353,894,111
Proceeds from (Purchase of) short-term investments, net	49,856,938
Payment-in-kind distributions	(14,340,362)
Premiums received (paid) for credit default swaps	5,108,613
Taxes paid	(40,739)
Amortization (Accretion) of premiums and discounts, net	(19,762,691)
(Increase) Decrease in:
Cash collateral at brokers for investments in swaps	13,051,377
Cash collateral at brokers for investments in futures	(5,150,000)
Receivable for interest	(45,173,484)
Receivable for investments sold	35,338,177
Receivable for credit default swap premiums	(4,808,113)
Other assets	115,732
Increase (Decrease) in:
Payable for investments purchased	82,311,928
Payable for variation margin on futures contracts	1,464,146
Payable for variation margin on swap contracts	(83,599)
Accrued management fees	1,145,356
Accrued Trustees fees	263,501
Accrued 12b-1 distribution and service fees	254,315
Accrued other expenses	1,847,943
Net realized gain (loss) from:
Investments	(18,464,388)
Paydowns	(16,875)
Change in net unrealized appreciation (depreciation) of:
Investments	(266,877,280)
Swaps(1)	(7,014,086)
Net cash provided by (used in) operating activities	(3,243,828,397)
Cash Flows from Financing Activities:
Increase (Decrease) in Floating rate obligations	1,119,703,000
Cash distributions paid to shareholders	(173,480,467)
Proceeds from sale of shares	6,677,081,083
Cost of shares redeemed	(4,642,819,040)
Net cash provided by (used in) financing activities	2,980,484,576
Net Increase (Decrease) in Cash	(263,343,821)
Cash at the beginning of period	289,928,535
Cash at the end of period	$26,584,714

Supplemental Disclosure of Cash Flow Information	High Yield
Cash paid for interest (excluding borrowing costs)	$29,912,952
Non-cash financing activities not included herein consists of reinvestments of share distributions	627,928,867

(1)	Excluding over-the-counter cleared swaps.

See accompanying notes to financial statements.

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Financial Highlights

High Yield

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/99)
Year Ended 3/31:
2018	$16.73	$0.88	$0.39	$1.27	$(0.90)	$—	$(0.90)	$17.10
2017(e)	17.54	0.83	(0.79)	0.04	(0.85)	—	(0.85)	16.73
Year Ended 4/30:
2016	17.16	0.97	0.35	1.32	(0.94)	—	(0.94)	17.54
2015	16.45	0.96	0.70	1.66	(0.95)	—	(0.95)	17.16
2014	17.41	1.00	(0.97)	0.03	(0.99)	—	(0.99)	16.45
2013	16.17	1.02	1.23	2.25	(1.01)	—	(1.01)	17.41
Class C (2/14)
Year Ended 3/31:
2018	16.71	0.75	0.39	1.14	(0.76)	—	(0.76)	17.09
2017(e)	17.52	0.71	(0.79)	(0.08)	(0.73)	—	(0.73)	16.71
Year Ended 4/30:
2016	17.14	0.82	0.36	1.18	(0.80)	—	(0.80)	17.52
2015	16.43	0.82	0.71	1.53	(0.82)	—	(0.82)	17.14
2014(f)	15.91	0.10	0.61	0.71	(0.19)	—	(0.19)	16.43
Class C2 (6/99)(g)
Year Ended 3/31:
2018	16.71	0.79	0.39	1.18	(0.80)	—	(0.80)	17.09
2017(e)	17.52	0.75	(0.79)	(0.04)	(0.77)	—	(0.77)	16.71
Year Ended 4/30:
2016	17.15	0.88	0.33	1.21	(0.84)	—	(0.84)	17.52
2015	16.43	0.87	0.71	1.58	(0.86)	—	(0.86)	17.15
2014	17.39	0.92	(0.98)	(0.06)	(0.90)	—	(0.90)	16.43
2013	16.16	0.93	1.22	2.15	(0.92)	—	(0.92)	17.39
Class R6 (6/16)
2018	16.72	0.92	0.40	1.32	(0.93)	—	(0.93)	17.11
2017(h)	17.95	0.72	(1.22)	(0.50)	(0.73)	—	(0.73)	16.72
Class I (6/99)
Year Ended 3/31:
2018	16.73	0.92	0.38	1.30	(0.93)	—	(0.93)	17.10
2017(e)	17.54	0.86	(0.78)	0.08	(0.89)	—	(0.89)	16.73
Year Ended 4/30:
2016	17.16	1.00	0.35	1.35	(0.97)	—	(0.97)	17.54
2015	16.45	1.00	0.70	1.70	(0.99)	—	(0.99)	17.16
2014	17.41	1.03	(0.97)	0.06	(1.02)	—	(1.02)	16.45
2013	16.17	1.06	1.22	2.28	(1.04)	—	(1.04)	17.41

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

7.68%	$5,256,581	0.98%		0.76%		5.14%		17%
0.21	4,261,316	0.88	*	0.76	*	5.25	*	21

7.95	4,295,385	0.83		0.77		5.66		14
10.29	3,569,746	0.83		0.78		5.63		15
0.56	3,017,069	0.85		0.79		6.29		30
14.24	3,162,448	0.85		0.82		6.01		13

6.88	1,071,845	1.78		1.56		4.35		17
(0.53)	859,108	1.68	*	1.56	*	4.47	*	21

7.09	687,487	1.62		1.56		4.84		14
9.42	402,338	1.63		1.58		4.81		15
4.45	73,770	1.60	*	1.54	*	4.84	*	30

7.15	917,882	1.53		1.31		4.60		17
(0.30)	1,057,592	1.43	*	1.31	*	4.71	*	21

7.29	1,241,540	1.38		1.32		5.13		14
9.75	1,345,260	1.38		1.33		5.11		15
(0.01)	1,420,874	1.41		1.35		5.76		30
13.57	1,780,581	1.40		1.37		5.46		13

8.00	9,771	0.74		0.52		5.35		17
(2.81)	37,275	0.66	*	0.54	*	5.58	*	21

7.87	8,852,628	0.78		0.56		5.35		17
0.40	6,896,385	0.68	*	0.56	*	5.44	*	21

8.17	6,773,058	0.63		0.57		5.86		14
10.50	5,653,789	0.63		0.58		5.85		15
0.75	3,905,060	0.65		0.59		6.48		30
14.44	4,426,124	0.65		0.62		6.20		13

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the eleven months ended March 31, 2017.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the period June 30, 2016 (commencement of operations) through March 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Short Duration High Yield

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (2/13)
Year Ended 3/31:
2018	$9.87	$0.39	$0.20	$0.59	$(0.37)	$—	$(0.37)	$10.09
2017(f)	10.26	0.33	(0.41)	(0.08)	(0.31)	—	(0.31)	9.87
Year Ended 4/30:
2016	10.16	0.35	0.09	0.44	(0.34)	—	(0.34)	10.26
2015	9.89	0.35	0.28	0.63	(0.36)	—	(0.36)	10.16
2014	10.12	0.37	(0.27)	0.10	(0.33)	—	(0.33)	9.89
2013(g)	10.00	0.05	0.12	0.17	(0.05)	—	(0.05)	10.12
Class C (2/14)
Year Ended 3/31:
2018	9.87	0.31	0.19	0.50	(0.29)	—	(0.29)	10.08
2017(f)	10.25	0.26	(0.41)	(0.15)	(0.23)	—	(0.23)	9.87
Year Ended 4/30:
2016	10.15	0.27	0.08	0.35	(0.25)	—	(0.25)	10.25
2015	9.88	0.27	0.28	0.55	(0.28)	—	(0.28)	10.15
2014(h)	9.71	0.06	0.17	0.23	(0.06)	—	(0.06)	9.88
Class C2 (2/13)(i)
Year Ended 3/31:
2018	9.87	0.33	0.21	0.54	(0.32)	—	(0.32)	10.09
2017(f)	10.26	0.28	(0.41)	(0.13)	(0.26)	—	(0.26)	9.87
Year Ended 4/30:
2016	10.16	0.29	0.09	0.38	(0.28)	—	(0.28)	10.26
2015	9.89	0.30	0.27	0.57	(0.30)	—	(0.30)	10.16
2014	10.12	0.33	(0.29)	0.04	(0.27)	—	(0.27)	9.89
2013(g)	10.00	0.04	0.12	0.16	(0.04)	—	(0.04)	10.12
Class I (2/13)
Year Ended 3/31:
2018	9.88	0.41	0.20	0.61	(0.39)	—	(0.39)	10.10
2017(f)	10.27	0.35	(0.41)	(0.06)	(0.33)	—	(0.33)	9.88
Year Ended 4/30:
2016	10.16	0.37	0.09	0.46	(0.35)	—	(0.35)	10.27
2015	9.89	0.37	0.28	0.65	(0.38)	—	(0.38)	10.16
2014	10.12	0.40	(0.29)	0.11	(0.34)	—	(0.34)	9.89
2013(g)	10.00	0.05	0.13	0.18	(0.06)	—	(0.06)	10.12

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest (d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest (d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

6.05%	$812,332	0.81%		0.77%		3.85%		0.81%		0.77%		3.85%		30%
(0.80)	725,411	0.81	*	0.77	*	3.57	*	0.81	*	0.77	*	3.57	*	42

4.38	796,301	0.83		0.79		3.46		0.83		0.79		3.46		28
6.42	661,919	0.80		0.79		3.49		0.80		0.79		3.49		17
1.06	354,642	0.86		0.86		3.80		0.82		0.82		3.84		28
1.72	66,924	1.35	*	1.35	*	1.76	*	0.82	*	0.82	*	2.30	*	0	**

5.07	129,908	1.61		1.57		3.05		1.61		1.57		3.05		30
(1.46)	120,770	1.62	*	1.58	*	2.78	*	1.62	*	1.58	*	2.78	*	42

3.53	110,390	1.63		1.59		2.66		1.63		1.59		2.66		28
5.59	75,833	1.60		1.59		2.64		1.60		1.59		2.64		17
2.35	11,279	1.62	*	1.62	*	3.29	*	1.62	*	1.62	*	3.29	*	28

5.49	33,269	1.36		1.32		3.31		1.36		1.32		3.31		30
(1.32)	34,518	1.37	*	1.33	*	3.03	*	1.37	*	1.33	*	3.03	*	42

3.83	40,295	1.38		1.34		2.92		1.38		1.34		2.92		28
5.85	42,974	1.35		1.34		2.99		1.35		1.34		2.99		17
0.50	43,627	1.41		1.41		3.32		1.37		1.37		3.37		28
1.63	4,844	2.20	*	2.20	*	1.07	*	1.37	*	1.37	*	1.90	*	0	**

6.23	2,998,560	0.61		0.57		4.05		0.61		0.57		4.05		30
(0.64)	2,449,596	0.62	*	0.58	*	3.77	*	0.62	*	0.58	*	3.77	*	42

4.67	2,518,596	0.63		0.59		3.66		0.63		0.59		3.66		28
6.61	2,150,389	0.60		0.59		3.69		0.60		0.59		3.69		17
1.24	801,695	0.66		0.66		4.07		0.62		0.62		4.12		28
1.75	71,017	1.43	*	1.43	*	1.49	*	0.62	*	0.62	*	2.30	*	0	**

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the eleven months ended March 31, 2017.
(g)	For the period February 1, 2013 (commencement of operations) through April 30, 2013.
(h)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(i)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
**	Rounds to less than 1%.

See accompanying notes to financial statements.

Financial Highlights (continued)

Strategic Municipal Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/14)
Year Ended 3/31:
2018	$9.98	$0.31	$0.27	$0.58	$(0.33)	$—	$(0.33)	$10.23
2017(f)	10.52	0.29	(0.47)	(0.18)	(0.26)	(0.10)	(0.36)	9.98
Year Ended 4/30:
2016	10.07	0.28	0.44	0.72	(0.27)	—	(0.27)	10.52
2015(g)	10.00	0.10	0.03	0.13	(0.06)	—	(0.06)	10.07
Class C (12/14)
Year Ended 3/31:
2018	9.97	0.22	0.28	0.50	(0.25)	—	(0.25)	10.22
2017(f)	10.52	0.21	(0.47)	(0.26)	(0.19)	(0.10)	(0.29)	9.97
Year Ended 4/30:
2016	10.06	0.20	0.45	0.65	(0.19)	—	(0.19)	10.52
2015(g)	10.00	0.06	0.04	0.10	(0.04)	—	(0.04)	10.06
Class I (12/14)
Year Ended 3/31:
2018	9.98	0.33	0.27	0.60	(0.35)	—	(0.35)	10.23
2017(f)	10.53	0.30	(0.47)	(0.17)	(0.28)	(0.10)	(0.38)	9.98
Year Ended 4/30:
2016	10.08	0.30	0.44	0.74	(0.29)	—	(0.29)	10.53
2015(g)	10.00	0.10	0.05	0.15	(0.07)	—	(0.07)	10.08

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

5.86%	$14,215	0.99%		0.95%		2.81%		0.83%		0.79%		2.97%		73%
(1.74)	8,379	0.99	*	0.96	*	2.94	*	0.83	*	0.80	*	3.09	*	58

7.27	2,301	1.29		1.28		2.45		0.92		0.91		2.82		59
1.33	608	1.55	*	1.55	*	2.08	*	0.92	*	0.92	*	2.70	*	12

5.00	2,931	1.79		1.75		2.00		1.63		1.59		2.16		73
(2.56)	1,737	1.79	*	1.76	*	2.10	*	1.63	*	1.60	*	2.26	*	58

6.49	618	1.99		1.98		1.70		1.72		1.71		1.96		59
1.02	84	2.36	*	2.36	*	1.02	*	1.72	*	1.72	*	1.67	*	12

6.04	100,166	0.80		0.76		3.00		0.63		0.59		3.17		73
(1.68)	74,276	0.79	*	0.76	*	3.07	*	0.64	*	0.61	*	3.22	*	58

7.45	56,699	0.97		0.96		2.66		0.72		0.71		2.90		59
1.47	13,198	1.38	*	1.38	*	2.03	*	0.72	*	0.72	*	2.69	*	12
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the eleven months ended March 31, 2017.
(g)	For the period December 16, 2014 (commencement of operations) through April 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Municipal Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen High Yield Municipal Bond Fund (“High Yield”), Nuveen Short Duration High Yield Municipal Bond Fund (“Short Duration High Yield”) and Nuveen Strategic Municipal Opportunities Fund (“Strategic Municipal Opportunities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The end of the reporting period for the Funds is March 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2018, (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

High Yield’s and Short Duration High Yield’s investment objective is to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with each Fund’s primary objective.

Strategic Municipal Opportunities’ investment objective is to seek total return through income exempt from regular federal income taxes and capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Outstanding when-issued/delayed delivery purchase commitments	$100,847,252	$4,966,155	$142,700

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Investment income, is comprised of interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $500,000 or more for High Yield and $250,000 or more for Short Duration High Yield and Strategic Municipal Opportunities are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% for High Yield and Strategic Municipal Opportunities and 0.70% for Short Duration High Yield if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue class C2 Shares upon the exchange of Class C2 Shares from another Nuveen municipal bond fund or for the purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, that last traded price and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

High Yield	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$17,791,940,682	$8,298,523	**	$17,800,239,205
Common Stocks	157,538,365	—	—		157,538,365
Corporate Bonds	—	—	51,041	**	51,041
Short-Term Investments*:
Municipal Bonds	—	2,000,000	599,021	**	2,599,021
Investments in Derivatives:
Futures Contracts***	(7,346,831)	—	—		(7,346,831)
Credit Default Swaps***	—	—	6,990,072	**	6,990,072
Total	$150,191,534	$17,793,940,682	$15,938,657		$17,960,070,873

Short Duration High Yield
Long-Term Investments*:
Municipal Bonds	$—	$3,883,428,680	$366,935	**	$3,883,795,615
Short-Term Investments*:
Municipal Bonds	—	27,250,000	—		27,250,000
Investments in Derivatives:
Futures Contracts***	(338,495)	—	—		(338,495)
Credit Default Swaps***	—	—	771,671	**	771,671
Interest Rate Swaps***	—	3,253,539	—		3,253,539
Total	$(338,495)	$3,913,932,219	$1,138,606		$3,914,732,330

Strategic Municipal Opportunities
Long-Term Investments*:
Municipal Bonds	$—	$113,797,912	$—		$113,797,912
Short-Term Investments*:
Municipal Bonds	—	2,000,000	—		2,000,000
Investments in Derivatives:
Futures Contracts***	(82,964)	—	—		(82,964)
Credit Default Swaps***	—	—	191,396	**	191,396
Total	$(82,964)	$115,797,912	$191,396		$115,906,344
*	Refer to the Fund’s Portfolio of Investments for state and/or industry classifications.
**	Refer the Fund’s Portfolio of Investments for securities classified as Level 3.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of pricing service for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing service and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

Notes to Financial Statements (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Floating rate obligations: self-deposited Inverse Floaters	$2,082,355,000	$24,450,000	$1,400,000
Floating rate obligations: externally-deposited Inverse Floaters	1,992,603,000	42,750,000	—
Total	$4,074,958,000	$67,200,000	$1,400,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Average floating rate obligations outstanding	$1,793,176,318	$8,135,205	$1,400,000
Average annual interest rate and fees	1.58%	1.55%	1.55%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, High Yield had outstanding borrowings under such liquidity facilities in the amount of $51,800,406, which is recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities. There were no loans outstanding under such facilities for Short Duration High Yield and Strategic Municipal Opportunities as of the end of the reporting period.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$1,965,310,000	$24,450,000	$200,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	1,799,458,000	42,750,000	—
Total	$3,764,768,000	$67,200,000	$200,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures

Notes to Financial Statements (continued)

contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Funds managed the duration of their respective portfolios by shorting interest rate futures contracts.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Average notional amount of futures contracts outstanding*	$612,138,022	$46,486,226	$7,563,578
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
High Yield

Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(7,346,831)

Short Duration High Yield

Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(338,495)

Strategic Municipal Opportunities

Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(82,964)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
High Yield	Interest rate	Futures contracts	$14,044,593	$(8,736,327)
Short Duration High Yield	Interest rate	Futures contracts	1,255,192	(507,249)
Strategic Municipal Opportunities	Interest rate	Futures contracts	174,721	(94,305)

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, High Yield and Short Duration High Yield continued to invest in forward interest rate swap contracts as a duration-management tool and to reduce the duration of their respective portfolios.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	High Yield	Short Duration High Yield
Average notional amount of interest rate swap contracts outstanding*	$68,000,000	$162,800,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When a Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

Notes to Financial Statements (continued)

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current reporting period, High Yield and Strategic Municipal Opportunities used credit default swap contracts to purchase credit protection on certain credits, or to take on credit risk on other credits and earn a commensurate credit spread.

During the current reporting period, Short Duration High Yield also used credit default swap contracts to take on credit risk to certain credits and earn a commensurate credit spread.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Average notional amount of credit default swap contracts outstanding*	$109,000,000	$10,000,000	$3,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
High Yield

Credit	Swaps (OTC Uncleared)	Unrealized appreciation on credit default swaps***	$7,246,500	Unrealized depreciation on credit default swaps***	$(256,428)

Short Duration High Yield

Credit	Swaps (OTC Uncleared)	Unrealized appreciation on credit default swaps***	$771,671	—	$—
Interest Rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps	$(418,790)
Interest Rate	Swaps (OTC Cleared)	—	—	Payable for variation margin on swap contracts**	3,672,329
Total			$—		$3,253,539

Strategic Municipal Opportunities

Credit	Swaps (OTC Uncleared)	Unrealized appreciation on credit default swaps***	$191,396	—	$—
**	Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described in the table above.
***	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following tables present the Funds’ swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

					Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps****	Gross Unrealized (Depreciation) on Interest Rate Swaps****	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Financial Instruments*****	Collateral Pledged to (from) Counter party	Net Exposure
Short Duration High Yield	JPMorgan Chase Bank, N.A.	$—	$(418,790)	$(418,790)	$—	$309,361	$(109,429)
****	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.
*****	Represents inverse floating rate securities available for offset.

						Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Counterparty	Gross Unrealized Appreciation on Credit Default Swaps****	Gross Unrealized (Depreciation) on Credit Default Swaps****	Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Credit Default Swaps Premium Paid (Received)	Financial Instruments*****	Collateral Pledged to (from) Counterparty	Net Exposure
High Yield	Citigroup Global Markets Inc.	$7,246,500	$(256,428)	$6,990,072	$(13,791,109)	$5,171,037	$1,630,000	$—
Short Duration High Yield	Citigroup Global Markets Inc.	$771,671	$—	$771,671	$(756,551)	$—	$—	$15,120
Strategic Municipal Opportunities	Citigroup Global Markets Inc.	$191,396	$—	$191,396	$(187,616)	$—	$—	$3,780
****	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.
*****	Represents inverse floating rate securities available for offset.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
High Yield	Credit	Swaps	$3,186,854	$6,994,876
	Interest rate	Swaps	429,893	4,123
Total			$3,616,747	$6,998,999
Short Duration High Yield	Credit	Swaps	$335,310	$746,155
	Interest rate	Swaps	295,941	2,923,616
Total			$631,251	$3,669,771
Strategic Municipal Opportunities	Credit	Swaps	$97,302	$163,454

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (continued)

4. Fund Shares

The Funds have an effective registration statement on file with the Securities and Exchange Commission (SEC) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 3/31/18		Eleven Months Ended 3/31/17		Year Ended 4/30/16
High Yield	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	122,401,225	$2,103,091,955	125,633,552	$2,161,421,306	108,065,242	$1,847,629,176
Class C	19,363,359	332,636,668	21,656,948	377,001,891	19,368,376	331,545,252
Class C2	344,344	5,888,514	585,845	9,986,218	680,875	11,637,233
Class R6[1]	37,682	647,257	190,350	3,282,652	—	—
Class R6[1] – exchanges	—	—	2,058,256	36,945,689	—	—
Class I	248,887,767	4,265,435,129	229,260,542	3,907,147,050	173,732,899	2,972,797,038
Shares issued to shareholders due to reinvestment of distributions:
Class A	12,885,321	221,199,056	11,346,649	195,368,544	10,119,122	173,175,707
Class C	2,109,050	36,166,689	1,657,718	28,430,595	1,104,205	18,891,115
Class C2	2,241,661	38,440,316	2,363,615	40,669,637	2,848,515	48,664,409
Class R6[1]	79,676	1,366,427	86,322	1,474,398	—	—
Class I	19,261,704	330,756,379	13,777,334	237,445,069	12,658,668	216,656,484
	427,611,789	7,335,628,390	408,617,131	6,999,173,049	328,577,902	5,620,996,414
Shares redeemed:
Class A	(82,683,554)	(1,419,907,042)	(127,162,051)	(2,158,762,793)	(81,261,941)	(1,385,371,696)
Class C	(10,151,592)	(174,162,427)	(11,146,699)	(188,090,044)	(4,696,955)	(80,245,489)
Class C2	(12,152,255)	(208,166,025)	(10,527,943)	(179,949,752)	(11,136,955)	(189,851,044)
Class R6[1]	(1,775,142)	(30,831,406)	(106,135)	(1,869,533)	—	—
Class I	(162,909,895)	(2,799,523,769)	(214,901,424)	(3,649,133,117)	(129,589,936)	(2,208,446,955)
Class I – exchanges	—	—	(2,058,256)	(36,945,689)	—	—
	(269,672,438)	(4,632,590,669)	(365,902,508)	(6,214,750,928)	(226,685,787)	(3,863,915,184)
Net increase (decrease)	157,939,351	$2,703,037,721	42,714,623	$784,422,121	101,892,115	$1,757,081,230

1	Class R6 Shares were established on June 30, 2016.

	Year Ended 3/31/18		Eleven Months Ended 3/31/17		Year Ended 4/30/16
Short Duration High Yield	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	25,842,026	$260,872,786	49,138,253	$493,483,258	33,174,092	$335,134,199
Class C	3,106,344	31,371,319	4,503,886	45,489,169	4,572,631	46,175,066
Class C2	399,720	4,047,525	346,244	3,428,035	225,227	2,271,253
Class I	117,907,429	1,192,798,016	136,382,423	1,372,442,924	110,221,571	1,115,472,695
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,030,080	20,500,115	1,787,694	18,054,611	1,738,189	17,581,629
Class C	269,559	2,721,169	197,377	1,988,982	151,203	1,528,745
Class C2	81,420	822,052	67,642	683,232	82,855	837,888
Class I	7,700,814	77,859,289	5,957,932	60,246,624	5,337,044	54,020,137
	157,337,392	1,590,992,271	198,381,451	1,995,816,835	155,502,812	1,573,021,612
Shares redeemed:
Class A	(20,824,395)	(210,150,595)	(55,030,364)	(545,845,276)	(22,480,343)	(227,510,183)
Class C	(2,734,899)	(27,592,727)	(3,224,479)	(32,111,395)	(1,431,739)	(14,463,014)
Class C2	(679,292)	(6,850,970)	(843,857)	(8,486,577)	(611,587)	(6,182,326)
Class I	(76,598,501)	(774,351,787)	(139,651,519)	(1,391,569,265)	(81,904,889)	(828,206,959)
	(100,837,087)	(1,018,946,079)	(198,750,219)	(1,978,012,513)	(106,428,558)	(1,076,362,482)
Net increase (decrease)	56,500,305	$572,046,192	(368,768)	$17,804,322	49,074,254	$496,659,130

	Year Ended 3/31/18		Eleven Months Ended 3/31/17		Year Ended 4/30/16
Strategic Municipal Opportunities	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	975,043	$10,041,355	1,325,591	$13,400,371	230,899	$2,366,003
Class C	147,144	1,515,464	133,281	1,385,705	50,106	519,171
Class I	5,689,281	58,684,062	3,167,680	32,146,181	4,169,862	42,564,992
Shares issued to shareholders due to reinvestment of distributions:
Class A	33,345	342,907	23,503	236,711	2,862	29,202
Class C	4,713	48,428	3,492	34,914	236	2,441
Class I	146,738	1,509,933	57,561	580,970	12,435	127,092
	6,996,264	72,142,149	4,711,108	47,784,852	4,466,400	45,608,901
Shares redeemed:
Class A	(458,055)	(4,723,722)	(728,130)	(7,219,493)	(75,378)	(761,515)
Class C	(39,369)	(403,217)	(21,251)	(212,129)	(9)	(91)
Class I	(3,488,006)	(35,775,154)	(1,171,896)	(11,656,768)	(106,266)	(1,074,312)
	(3,985,430)	(40,902,093)	(1,921,277)	(19,088,390)	(181,653)	(1,835,918)
Net increase (decrease)	3,010,834	$31,240,056	2,789,831	$28,696,462	4,284,747	$43,772,983

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Purchases	$6,504,801,776	$1,498,405,064	$80,041,663
Sales and maturities	2,353,894,111	887,308,338	50,727,822

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Tax cost of investments	$15,250,884,174	$3,841,814,978	$114,527,996
Gross unrealized:
Appreciation	$1,234,591,670	$122,422,487	$1,319,461
Depreciation	(607,402,371)	(77,641,931)	(1,449,539)
Net unrealized appreciation (depreciation) of investments	$627,189,299	$44,780,556	$(130,078)

Notes to Financial Statements (continued)

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Tax cost of futures contracts	$(7,346,831)	$(338,495)	$(82,964)
Net unrealized appreciation (depreciation) of futures contracts	—	—	—
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Tax cost of swaps	$(13,791,109)	$(755,491)	$(187,616)
Net unrealized appreciation (depreciation) of swaps	6,990,072	4,025,210	191,396

Permanent differences, primarily due to federal taxes paid, expiration of capital loss carryforwards, taxable market discount, paydowns, distribution reallocations and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2018, the Funds’ tax year end, as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Capital paid-in	$(755,801,222)	$(10,760)	$(366)
Undistributed (Over-distribution of) net investment income	3,870,224	205,910	99,609
Accumulated net realized gain (loss)	751,930,998	(195,150)	(99,243)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2018, the Funds’ tax year end, were as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Undistributed net tax-exempt income[1]	$29,720,690	$25,372,031	$326,220
Undistributed net ordinary income[2]	8,375,190	447,406	77,696
Undistributed net long-term capital gains	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period March 1, 2018 through March 31, 2018, and paid on April 2, 2018.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended March 31, 2018 and March 31, 2017, was designated for purposes of the dividends paid deduction as follows:

2018	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Distributions from net tax-exempt income[3]	$781,401,297	$132,187,590	$2,737,260
Distributions from net ordinary income[2]	13,294,917	2,662,623	115,966
Distributions from net long-term capital gains	—	—	—

2017	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Distributions from net tax-exempt income	$653,961,490	$110,842,336	$1,846,060
Distributions from net ordinary income[2]	6,689,353	353,820	612,858
Distributions from net long-term capital gains	—	—	75,497
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended March 31, 2018, as Exempt Interest Dividends.

As of March 31, 2018, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Expiration:
March 31, 2019	$36,220,059	$—	$—
Not subject to expiration	298,385,773	42,938,284	375,463
Total	$334,605,832	$42,938,284	$375,463

During the Funds’ tax year ended March 31, 2018, the following Funds utilized capital loss carryforwards as follows:

	High Yield	Short Duration High Yield
Utilized capital loss carryforwards	$24,127,835	$11,609,505

As of March 31, 2018, the Funds’ tax year end, $755,760,482 of High Yield’s capital loss carryforward expired.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

For the period April 1, 2017 through July 31, 2017, the annual fund-level fee, payable monthly, for each Fund was calculated according to the following schedule:

Average Daily Net Assets	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
For the first $125 million	0.4000%	0.4000%	0.3500%
For the next $125 million	0.3875	0.3875	0.3375
For the next $250 million	0.3750	0.3750	0.3250
For the next $500 million	0.3625	0.3625	0.3125
For the next $1 billion	0.3500	0.3500	0.3000
For net assets over $2 billion	0.3250	0.3250	0.2750

Effective August 1, 2017, the annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
For the first $125 million	0.4000%	0.4000%	0.3500%
For the next $125 million	0.3875	0.3875	0.3375
For the next $250 million	0.3750	0.3750	0.3250
For the next $500 million	0.3625	0.3625	0.3125
For the next $1 billion	0.3500	0.3500	0.3000
For the next $3 billion	—	—	0.2750
For the next $5 billion	—	—	0.2500
For net assets over $10 billion	—	—	0.2375
For the next $8 billion	0.3250	0.3250	—
For the next $5 billion	0.3125	0.3125	—
For the next $5 billion	0.3000	0.3000	—
For net assets over $20 billion	0.2875	0.2875	—

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2018, the complex-level fee for each Fund was 0.1595%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. The expense limitation expiring July 31, 2019, may be terminated or modified prior to that date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.

Fund	Expense Cap	Expense Cap Expiration Date
Short Duration High Yield	0.65%	July 31, 2019
Strategic Municipal Opportunities	0.64	July 31, 2019

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Purchases	$15,933,319	$8,975,145	$—
Sales	14,015,931	1,112,690	10,681,704

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Sales charges collected (Unaudited)	$15,424,867	$1,245,004	$66,218
Paid to financial intermediaries (Unaudited)	14,170,252	1,206,837	61,424

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Commission advances (Unaudited)	$9,972,324	$1,320,357	$59,680

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
12b-1 fees retained (Unaudited)	$2,950,362	$269,107	$8,980

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
CDSC retained (Unaudited)	$459,219	$127,618	$2,739

As of the end of the reporting period, Nuveen owned 5,000 shares each of Class A and Class C, and 990,000 shares of Class I of Strategic Municipal Opportunities.

As of the end of the reporting period, TIAA owned 1,649,649 shares of Class I of Strategic Municipal Opportunities.

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

The Unsecured Credit Line was not renewed after its scheduled Termination Date on July 27, 2017.

$3 Billion Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which includes the Funds. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% (1.25% prior to July 27, 2017) per annum or (b) the Fed Funds rate plus 1.00% (1.25% prior to July 27, 2017) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

$96.7 Million Committed Line of Credit

Short Duration High Yield, along with certain of the Participating Funds (the “Subset of Participating Funds”), had established a 364-day, $96,687,000 standby credit facility with a lender, under which the Subset of Participating Funds may borrow for various purposes other than leveraging for investment purposes. This standby credit facility is in addition to the $3 billion standby credit facility noted previously. The Subset of Participating Funds may only borrow from either the $96,687,000 standby credit facility or the $3 billion standby credit facility at any one time. This standby credit facility expired in October 2017.

This standby credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds will pay administration, legal and arrangement fees, which will be recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, will be allocated among such Subset of Participating Funds based upon the relative

Notes to Financial Statements (continued)

proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Subset of Participating Fund.

During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was a follows:

	High Yield	Short Duration High Yield
Maximum outstanding balance	$397,600,000	$137,000,000

During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	High Yield	Short Duration High Yield
Average daily balance outstanding	$248,396,386	$70,039,726
Average interest rate	2.63%	2.43%

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities. During the current fiscal period, Strategic Municipal Opportunities did not utilize this facility.

9. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

FASB ASU 2016-18: Statement of Cash Flows – Restricted Cash (“ASU 2016-18”)

The FASB has issued ASU 2016-18, which will require entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the implications of ASU 2016-18, if any.

10. Subsequent Events

Effective July 2018, Class C and Class C2 Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C and Class C2 Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the each share classes without the imposition of a sales charge or fee. The automatic conversion of Class C and Class C2 Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Additional Fund Information

(Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Corporate-Backed Municipal Bond: A municipal bond issued by a state or local government agency and backed by a corporate entity.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper High Yield Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Yield Index: An index structured so that 70% of the market value of the index consists of bonds that are either non-rated or are rated below investment grade, and 20% are rated between BBB/Baa, and 10% are rated single A. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Short Duration Municipal Yield Index: An index that consists of bonds maturing in 1 to 12 years and is structured so that 70% of the market value of the index consists of bonds that are either non-rated or are rated below investment grade, and 20% are rated between BBB/Baa, and 10% are rated single A. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Funds, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement for the Funds that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; payments to intermediaries such as 12b-1 fees, sub-transfer agency fees and other payments; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on any performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”) and with a more focused subset of the Peer Universe (the “Peer Group”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to open-end Nuveen funds, such initiatives also included, but were not limited to, (a) implementing the multi-class solutions platform through the launch of several multi-asset income funds; (b) creating new share classes on several funds, including Nuveen High Yield Municipal Bond Fund (the “High Yield Fund”), to potentially attract new clients and respond to regulatory developments; (c) reviewing the pricing of the open-end product line which resulted in the reduction of the management fee and/or temporary expense cap for various funds, including the reduction of both the management fee and temporary expense cap of Nuveen Strategic Municipal Opportunities Fund (the “Strategic Fund”); (d) lowering the sales load breakpoints on certain municipal open-end funds to make them more competitive in the marketplace; (e) modifying the investment policies of various funds; and (f) creating a new product line of exchange-traded funds (“ETFs”).

With respect to municipal funds, the Independent Board Members also appreciated, in particular, the astute portfolio management of the municipal funds with respect to the Puerto Rico debt crisis.

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017 (or for such shorter periods available for Nuveen Short Duration High Yield Municipal Bond Fund (the “Short Duration Fund”) and the Strategic Fund, which did not exist for part of the foregoing time frame). The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members. The Independent Board Members also noted that although the open-end funds offer multiple classes and the performance data was based on Class A shares, the performance of the other classes of a fund should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

In reviewing the performance of the Nuveen municipal funds, the Board recognized the challenged and volatile conditions of the municipal market in the fourth quarter of 2016 which impacted the performance of many of the municipal funds. The Board further considered that the municipal market had generally rebounded in the first quarter of 2017. In reviewing the performance of the municipal funds, the Board considered the impact of the market conditions.

For the High Yield Fund, the Board noted that the Fund performed well against its Performance Peer Group, ranking in the second quartile in the one-year period and first quartile in the three- and five-year periods. Although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For the Short Duration Fund, the Board noted that the Fund ranked in its Performance Peer Group in the fourth quartile in the one- and three-year periods. In reviewing the comparative peer performance, however, the Board recognized that the Performance Peer Group was classified as low in relevancy as a result of the Fund’s unique mandate to invest in high yield, short duration municipal bonds. Although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three-year period. The Board considered that the Fund’s lack of exposure to Puerto Rico securities contributed to its underperformance to the benchmark in the one-year period. Considering the foregoing, the Board was satisfied with the explanation for the Fund’s performance variation from that of its Performance Peer Group.

For the Strategic Fund, the Board noted that the Fund ranked in the fourth quartile in its Performance Peer Group and underperformed its benchmark in the one-year period. The Board noted that the Fund’s performance history was too short to make a meaningful assessment of performance. Nevertheless, in reviewing the limited performance history, the Board had recognized that the differences between the Fund and the Performance Peer Group resulted in the Adviser classifying the Performance Peer Group as low in relevancy. In this regard, the Board considered that the Fund had a significant portion of its portfolio allocated to securities rated BBB and below whereas the funds in its Performance Peer Group consisted largely of investment grade funds. The Fund’s positioning in BBB rated and non-rated securities also contributed to its underperformance to the benchmark in the one-year period. The Fund, however, ranked in the first quartile in its Performance Peer Group and outperformed its benchmark for the first quarter of 2017.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross management fees and after taking into effect any expense limitation arrangement and/or fee waivers (to the extent applicable), the net management fees paid by the Funds. The Board further considered the net total expense ratio of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratio with those of a Peer Universe and/or Peer Group, as applicable. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe or Peer Group; changes each year of funds comprising the Peer Universe and Peer Group; and levels of expense reimbursements and fee waivers. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted that the High Yield Fund and the Short Duration Fund each had a net management fee in line with its respective peer average and a net expense ratio below its respective peer average, and the Strategic Fund had a net management fee and net expense ratio below the peer average.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board was aware that as a result of a review of the pricing of the Nuveen open-end funds, the management fees and/or expense caps of various open-end funds had been reduced in 2016. The Independent Board Members also took into account any expense reimbursements and/or fee waivers provided by Nuveen. In addition, the Independent Board Members recognized that the fund-level breakpoint schedules of the Nuveen open-end funds recently were revised resulting in the addition of more breakpoints in the management fee schedules of the funds. The Board recognized that the revised schedules would provide for the potential of additional savings for shareholders if the respective fund’s assets under management grow and actual savings for the High Yield Fund given its level of assets under management already exceeded certain of the applicable new breakpoints.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include municipal separately managed accounts and passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex.

The Board recognized that each Fund had an affiliated sub-adviser. In reviewing the fee rates assessed to other clients, with respect to affiliated sub-advisers, the Board reviewed, among other things, the range of fees and average fee rates assessed for managed accounts.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, product distribution, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. With respect to affiliated sub-advisers, the Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. As noted, the Board had recently approved revised fund-level breakpoint schedules for the Nuveen open-end funds which resulted in additional breakpoints added to the breakpoint schedules and therefore the potential for additional savings as a fund’s asset level grows and immediate savings for the High Yield Fund.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Short Duration Fund and the Strategic Fund through their temporary expense caps. The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee waivers and expense reimbursements (if applicable), as well as fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year. In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the principal underwriter for the open-end funds providing distribution and shareholder services to the funds for which it may be compensated through sales charges and distribution fees and shareholder services fees pursuant to the funds’ Rule 12b-1 distribution and service plan or otherwise. The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the calendar year ending December 31, 2016.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at eleven. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “independent Trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	171
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	171
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	171
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	171

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	171
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	171
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	171
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	171
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	171

Trustees and Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	169

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	171

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	85
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).	171
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	171
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (May 2012-April 2017).	171
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Chartered Financial Analyst.	171

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	171
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	171
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	171
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	171
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (Since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	171
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	171

Trustees and Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	171

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex. Terence J. Toth has been appointed Chairman of the Board to take effect July 1, 2018.
(2)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MAN-HYM-0318D 491830-INV-Y-05/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended March 31, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen All-American Municipal Bond Fund	44,671	1,313	545	0
Nuveen Limited Term Municipal Bond Fund	48,606	1,313	0	0
Nuveen High Yield Municipal Bond Fund	128,723	1,313	0	0
Nuveen Inflation Protected Municipal Bond Fund	29,462	1,313	0	0
Nuveen Intermediate Duration Municipal Bond Fund	51,546	1,313	545	0
Nuveen Short Duration High Yield Municipal Bond Fund	61,774	1,313	0	0
Nuveen Strategic Municipal Opportunities Fund	32,271	1,640	0	0

Total	$397,052	$9,518	$1,090	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen All-American Municipal Bond Fund	0%	0%	0%	0%
Nuveen Limited Term Municipal Bond Fund	0%	0%	0%	0%
Nuveen High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Inflation Protected Municipal Bond Fund	0%	0%	0%	0%
Nuveen Intermediate Duration Municipal Bond Fund	0%	0%	0%	0%
Nuveen Short Duration High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Strategic Municipal Opportunities Fund	0%	0%	0%	0%

Fiscal Year Ended March 31, 2017 [5]	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen All-American Municipal Bond Fund	42,267	0	0	0
Nuveen Limited Term Municipal Bond Fund	48,435	0	0	0
Nuveen High Yield Municipal Bond Fund	116,599	0	1,645	0
Nuveen Inflation Protected Municipal Bond Fund	28,442	0	0	0
Nuveen Intermediate Duration Municipal Bond Fund	50,772	0	0	0
Nuveen Short Duration High Yield Municipal Bond Fund	58,346	0	0	0
Nuveen Strategic Municipal Opportunities Fund	31,180	0	0	0

Total	$376,041	$0	$1,645	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	The Funds changed fiscal year from April to March starting in 2017.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen All-American Municipal Bond Fund	0%	0%	0%	0%
Nuveen Limited Term Municipal Bond Fund	0%	0%	0%	0%
Nuveen High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Inflation Protected Municipal Bond Fund	0%	0%	0%	0%
Nuveen Intermediate Duration Municipal Bond Fund	0%	0%	0%	0%
Nuveen Short Duration High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Strategic Municipal Opportunities Fund	0%	0%	0%	0%

Fiscal Year Ended March 31, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended March 31, 2017 [1]	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

[1]	The Funds changed fiscal year from April to March starting in 2017.

Fiscal Year Ended March 31, 2018	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen All-American Municipal Bond Fund	545	0	0	545
Nuveen Limited Term Municipal Bond Fund	0	0	0	0
Nuveen High Yield Municipal Bond Fund	0	0	0	0
Nuveen Inflation Protected Municipal Bond Fund	0	0	0	0
Nuveen Intermediate Duration Municipal Bond Fund	545	0	0	545
Nuveen Short Duration High Yield Municipal Bond Fund	0	0	0	0
Nuveen Strategic Municipal Opportunities Fund	0	0	0	0

Total	$1,090	$0	$0	$1,090

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended March 31, 2017 [1]	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen All-American Municipal Bond Fund	0	0	0	0
Nuveen Limited Term Municipal Bond Fund	0	0	0	0
Nuveen High Yield Municipal Bond Fund	1,645	0	0	1,645
Nuveen Inflation Protected Municipal Bond Fund	0	0	0	0
Nuveen Intermediate Duration Municipal Bond Fund	0	0	0	0
Nuveen Short Duration High Yield Municipal Bond Fund	0	0	0	0
Nuveen Strategic Municipal Opportunities Fund	0	0	0	0

Total	$1,645	$0	$0	$1,645

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

[1]	The Funds changed fiscal year from April to March starting in 2017.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: June 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: June 7, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: June 7, 2018